UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05624

Morgan Stanley Institutional Fund, Inc.

(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York	10036
(Address of principal executive offices)	(Zip code)

John H. Gernon

522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)

Registrant's telephone number, including area code: 212-296-0289

Date of fiscal year end: December 31,

Date of reporting period: December 31, 2020

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Active International Allocation Portfolio

Annual Report

December 31, 2020

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	15
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	32
Liquidity Risk Management Program	33
Federal Tax Notice	34
Privacy Notice	35
Director and Officer Information	38

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Active International Allocation Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2021

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Expense Example (unaudited)

Active International Allocation Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Actual Ending Account Value 12/31/20	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Active International Allocation Portfolio Class I	$1,000.00	$1,362.70	$1,020.66	$5.29	$4.52	0.89%
Active International Allocation Portfolio Class A	1,000.00	1,361.20	1,019.20	7.00	5.99	1.18
Active International Allocation Portfolio Class L	1,000.00	1,357.60	1,016.39	10.31	8.82	1.74
Active International Allocation Portfolio Class C	1,000.00	1,356.00	1.015.13	11.79	10.08	1.99
Active International Allocation Portfolio Class IS	1,000.00	1,363.50	1,020.91	4.99	4.27	0.84
Active International Allocation Portfolio Class IR	1,000.00	1,363.50	1,020.91	4.99	4.27	0.84

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

  Effective April 30, 2020, the Board of Directors of the Fund approved the elimination of redemption fees charged by the Fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited)

Active International Allocation Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2020, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 30.48%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI All Country World ex USA Index (the "Index"), which returned 10.65%.

Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  2020 was a year of stark contrasts: the virus caused illness and death, job losses, business failures and wholesale disruption to our families, work and social lives. Conversely, asset markets flourished and global equity markets rose to record highs as a result of massive amounts of fiscal and monetary support.

•  For the full year, our overweights to media and entertainment, semiconductors, and gold and copper mining stocks contributed to portfolio performance. Our underweight to banks was also positive, as were the zero allocations to Australia and Italy and overweights to Germany and the Netherlands.

•  Detractors from 2020 portfolio performance included an overweight to and positioning in energy services and beverages, and a zero allocation to health care technology stocks. From a country perspective, the small allocation to Argentina (which was sold in the first quarter of 2020) was negative for performance, as was the overweight to Brazil and underweights to Japan and China. The Fund sometimes uses derivative instruments to manage certain market or currency exposures. This detracted from performance in the period.

Management Strategies

•  In the fourth quarter of 2020, on the back of positive news on the vaccine as well as a fairly decisive outcome of the U.S. elections, global investors have demonstrated their belief in a robust cyclical recovery in 2021. The vaccines are a game-changer, and their use should allow the world to return to a somewhat normal environment as herd immunity is reached, although there are still many variables to consider in determining the exact timing of a return to widespread social interaction and travel. We are encouraged by the speed of the vaccine discovery, and see this development as demonstrating the incredible power of science, data and technology available to us today. We note that optimistic 2021 forecasts rely on additional fiscal spending and pent-up demand to close the very large output gap.

•  In December when we looked forward to 2021, our investment outlook at the time anticipated a solid economic recovery in the first half of the new year fueled by the ample liquidity supplied by central banks, potential additional fiscal spending in the U.S., as well as some normalization of economic activity as vaccinations are rolled out. However, since then, virus cases and deaths have climbed, a more contagious new variant of the virus has been discovered and has since spread, and restrictions, particularly in Europe, have correspondingly tightened. Additionally, the rollout of vaccines has been disappointing. On the back of this, it now seems likely that the rebound will be further postponed. It is also clear to us that further fiscal and monetary support are even more critical to continue to bridge economies until the vaccination rate is widespread, economies can normalize and growth can recover. Our base case for 2021 is more moderate.

•  Once the vaccinations are more widespread, we expect a solid economic recovery fueled by the ample liquidity supplied by central banks, a potential new fiscal package from the U.S., as well as some normalization of economic activity as vaccinations are rolled out. However, we see a risk to more optimistic forecasts, particularly in the U.S., as potential political constraints could limit the fiscal spending outlook, while the trail of COVID-19 leaves many industries displaced and with higher debt levels, with the pain concentrated in small and medium enterprises that form the backbone of many local economies.

•  Therefore, while 2021 will in many ways be a return to business as usual, it has to be remembered that even prior to the onset of the global pandemic, the global economy was less than robust as a result of high global debt levels, challenging demographics and deglobalization. While monetary support and fiscal stimulus, as well as a new friendlier to trade administration in Washington, are all positive factors, many of the structural issues that were

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

Active International Allocation Portfolio

holding back the global economy are still there. Many industries face a weak demand backdrop, while their indebtedness has increased. Therefore, we think that while the economic outlook since November has clearly improved, the degree of optimism being exhibited by global stock markets today may be hard to achieve as the pace of economic recovery from the lows plateaus and the comparisons get harder after May.

•  This is why, as the calendar moves further into 2021, we see a more challenging fundamental environment, although with an important caveat. That caveat is that policy is likely to stay stimulative, while the pain seen by small and medium enterprises is likely to benefit the large corporates. This means that asset prices should still be well-supported by liquidity, while many companies will be reporting significant market share gains that will somewhat offset loss of economic momentum. In many ways, this environment is likely to look similar to the environment seen during the fourth quarter of 2020. Given this constructive but moderate view, we are maintaining our barbell positioning that has been successful for the past 18 months. Although on absolute valuations, large value sectors such as financials and energy look cheap, we are cautious on the fundamental improvements needed for these businesses. Central banks are likely to keep rates pinned at low levels for years, hurting the profitability of the financial sector, while it is hard to see the oil oversupply issues abating without a large cut in U.S. domestic oil production that would need to be coupled with several years of above-average growth in global demand.

•  For the first quarter, our expectation is that economic data is likely to be mixed. In the U.S., there are signs of softening in the labor markets, making the recently passed $900 billion fiscal package crucial in helping to offset job/wage losses. In China, last year was a year of economic recovery post-virus, government stimulus and a strong renminbi. This year will be a year of less stimulus and stabilizing overall debt levels. Europe posted solid fourth quarter 2020 economic growth based primarily on exports to Asia and will likely suffer in the first quarter of 2021 as the new virus strains necessitate lockdowns and restrictive measures. U.S. bond yields above 1%, energy and financials rallying and a strengthening Australian dollar seem to indicate that many investors are looking through weakness in the first quarter to a stronger backdrop. We remain a bit more cautious in the short term as we wait for the proverbial dust to settle and to see a clearer sign of a stability. Equity markets are discounting mechanisms, but the evolution of this pandemic has been very changeable and difficult to predict. We are not ready to give the all-clear signal or make changes in portfolio positioning with the information currently in hand. We are more inclined to maintain our current sector and industry positioning, which we think offers upside to economic improvement but also some ballast as many companies in our portfolios have strong balance sheets, sizeable competitive advantages and high recurring revenues/strong cash generation.

•  Given very disparate forecasts on the pace and trajectory of the economic recovery ahead of us in 2021, we believe the current investment environment will likely serve up many opportunities for investors who can separate the noise from the signal. For us, the environment remains a tug-of-war between long-running deflationary forces and dramatic policy actions that are meant to encourage reflation. This tug-of-war is likely to continue for a while before a clear winner emerges.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C, IS and IR shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

Active International Allocation Portfolio

Performance Compared to the MSCI All Country World ex USA Index(1), the Active International Allocation Blend Index(2), the Lipper International Large-Cap Growth Funds Index(3) and the Lipper International Multi-Cap Growth Funds Index(4)

	Period Ended December 31, 2020 Total Returns(5)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(11)
Fund — Class I Shares w/o sales charges(6)	30.48%	10.93%	6.53%	6.53%
Fund — Class A Shares w/o sales charges(7)	30.10	10.56	6.19	5.94
Fund — Class A Shares with maximum 5.25% sales charges(7)	23.26	9.37	5.62	5.71
Fund — Class L Shares w/o sales charges(8)	29.38	9.98	—	8.96
Fund — Class C Shares w/o sales charges(9)	29.13	9.69	—	6.30
Fund — Class C Shares with maximum 1.00% deferred sales charges(9)	28.13	9.69	—	6.30
Fund — Class IS Shares w/o sales charges(10)	30.55	—	—	33.32
Fund — Class IR Shares w/o sales charges(10)	30.55	—	—	33.32
MSCI All Country World ex USA Index	10.65	8.93	4.92	6.00
Active International Allocation Blend Index	10.65	8.19	5.87	5.82
Lipper International Large-Cap Growth Funds Index	19.39	10.90	7.11	N/A
Lipper International Multi-Cap Growth Funds Index	15.49	9.70	6.14	N/A

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI All Country World ex USA Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Returns, including periods prior to January 1, 2001, are calculated using the return data of the MSCI All Country World ex USA Index (gross dividends) through December 31, 2000 and the return data of the MSCI All Country World ex USA Index (net dividends) after December 31, 2000. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Active International Allocation Blend Index is a performance linked benchmark of the old and new benchmark of the Fund, the old benchmark represented by MSCI EAFE Index (a benchmark measures the international equity market performance of developed markets excluding the United States and Canada) from the Fund's inception to December 31, 2016 and the new benchmark represented by MSCI All Country World ex USA Index for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper International Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper International Large-Cap Growth Funds classification. The Funds' Lipper category changed from Lipper International Multi-Cap Growth Funds to Lipper International Large-Cap Growth Funds.

(4)  The Lipper International Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

(5)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(6)  Commenced operations on January 17, 1992.

(7)  Commenced offering on January 2, 1996.

(8)  Commenced offering on June 14, 2012.

(9)  Commenced offering on April 30, 2015.

(10)  Commenced offering on October 31, 2019.

(11)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments

Active International Allocation Portfolio

	Shares	Value (000)
Common Stocks (99.2%)
Belgium (1.0%)
Anheuser-Busch InBev SA N.V.	30,404	$2,121
Brazil (1.8%)
Ambev SA ADR	916,103	2,803
Petroleo Brasileiro SA (Preference)	230,481	1,251
		4,054
Canada (6.9%)
Agnico Eagle Mines Ltd.	39,382	2,772
Altus Group Ltd.	25,941	1,001
First Quantum Minerals Ltd.	512,779	9,205
Gildan Activewear, Inc.	79,644	2,227
		15,205
China (6.4%)
Alibaba Group Holding Ltd. ADR (a)	22,403	5,214
China Resources Beer Holdings Co., Ltd. (b)	122,000	1,122
Tencent Holdings Ltd. (b)	57,100	4,108
Tencent Music Entertainment Group ADR (a)	94,130	1,811
Trip.com Group Ltd. ADR (a)	58,933	1,988
		14,243
Denmark (1.4%)
Drilling Co of 1972 A/S (The) (a)	14,139	443
Novo Nordisk A/S Series B	37,166	2,592
		3,035
France (9.4%)
Air Liquide SA	5,440	892
Airbus SE (a)	38,883	4,267
Capgemini SE	10,908	1,697
Dassault Systemes SE	5,613	1,138
EssilorLuxottica SA	4,581	714
Hermes International	463	498
Kering SA	2,026	1,470
L'Oreal SA (BSRM)	3,731	1,424
Legrand SA	6,555	586
LVMH Moet Hennessy Louis Vuitton SE	1,997	1,250
Pernod Ricard SA	7,755	1,489
Remy Cointreau SA	5,608	1,047
Sanofi	11,120	1,078
Ubisoft Entertainment SA (a)	16,975	1,636
Vivendi SA	48,795	1,574
		20,760
Germany (7.8%)
Bayer AG (Registered)	57,833	3,407
Bayerische Motoren Werke AG	4,266	377
CTS Eventim AG & Co. KGaA (a)	30,316	2,026
Duerr AG	34,808	1,423
Infineon Technologies AG	47,928	1,830
Jungheinrich AG (Preference)	31,250	1,397
KION Group AG	15,048	1,305
Linde PLC (a)	7,252	1,912
	Shares	Value (000)
SAP SE	11,726	$1,519
Siemens Healthineers AG	38,054	1,958
		17,154
India (2.7%)
Apollo Hospitals Enterprise Ltd.	45,661	1,507
ICICI Bank Ltd. (a)	129,188	950
ICICI Prudential Life Insurance Co., Ltd. (a)	144,760	989
Maruti Suzuki India Ltd.	12,004	1,259
Reliance Industries Ltd.	48,168	1,311
		6,016
Ireland (0.3%)
Kerry Group PLC, Class A	4,867	707
Japan (9.8%)
FANUC Corp.	5,150	1,271
Hoya Corp.	7,800	1,080
Keyence Corp.	5,600	3,150
Murata Manufacturing Co., Ltd.	8,700	788
Nexon Co., Ltd.	83,800	2,586
Nintendo Co., Ltd.	1,808	1,161
Shimano, Inc.	4,350	1,018
Shiseido Co., Ltd.	10,300	713
SMC Corp.	2,105	1,285
Sony Corp.	32,993	3,325
Sony Corp. ADR	27,816	2,812
Tokyo Electron Ltd.	5,200	1,942
Unicharm Corp.	13,300	631
		21,762
Korea, Republic of (4.8%)
Samsung Electronics Co., Ltd.	104,272	7,787
SK Hynix, Inc.	26,843	2,932
		10,719
Malta (0.0%)
BGP Holdings PLC (a)(c)	72,261	—	@
Netherlands (4.3%)
Akzo Nobel N.V.	9,009	967
ASML Holding N.V.	6,988	3,384
Koninklijke Philips N.V. (a)	77,023	4,149
Wolters Kluwer N.V.	10,871	916
		9,416
Norway (1.0%)
Adevinta ASA (a)	109,989	1,849
Subsea 7 SA (a)	36,850	379
		2,228
Poland (1.2%)
Allegro.eu SA (a)	119,357	2,706
Singapore (9.5%)
Sea Ltd. ADR (a)	105,951	21,090
Spain (2.2%)
Amadeus IT Group SA	64,631	4,771

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Sweden (1.5%)
Atlas Copco AB, Class A	12,321	$633
Epiroc AB, Class A	35,510	645
Telefonaktiebolaget LM Ericsson, Class B	181,320	2,157
		3,435
Switzerland (1.4%)
Givaudan SA (Registered)	246	1,041
Nestle SA (Registered)	16,605	1,963
		3,004
Taiwan (3.8%)
Airtac International Group	32,000	1,028
Taiwan Semiconductor Manufacturing Co., Ltd.	246,000	4,654
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	24,292	2,649
		8,331
Thailand (0.5%)
Muangthai Capital PCL (Foreign Shares) (a)	532,400	1,046
United Kingdom (7.8%)
AstraZeneca PLC	12,945	1,291
Diageo PLC	72,987	2,888
Intertek Group PLC	3,793	293
Keywords Studios PLC (a)	59,074	2,307
Ryanair Holdings PLC ADR (a)	37,133	4,084
Sage Group PLC (The)	72,435	575
Unilever PLC	38,935	2,357
Unilever PLC CVA	44,586	2,674
Weir Group PLC (The) (a)	25,917	705
		17,174
United States (13.7%)
Air Products & Chemicals, Inc.	2,851	779
Booking Holdings, Inc. (a)	1,543	3,437
Charles River Laboratories International, Inc. (a)	6,040	1,509
Cognex Corp.	7,900	634
Estee Lauder Cos., Inc. (The), Class A	5,577	1,485
Farfetch Ltd., Class A (a)	104,568	6,672
ICON PLC (a)	4,120	803
Mastercard, Inc., Class A	1,524	544
Medtronic PLC	6,287	736
Micron Technology, Inc. (a)	103,244	7,762
Mondelez International, Inc., Class A	7,637	447
Newmont Goldcorp Corp. (NYSE)	29,024	1,738
Newmont Goldcorp Corp. (d) (TSX)	29,323	1,755
Palo Alto Networks, Inc. (a)	721	256
Schlumberger Ltd.	46,230	1,009
Visa, Inc., Class A	2,441	534
Xilinx, Inc.	1,930	274
		30,374
Total Common Stocks (Cost $127,620)		219,351
Investment Company (0.6%)
United States (0.6%)
Morgan Stanley China A Share Fund, Inc. (See Note G) (Cost $1,324)	56,878	1,260
	Shares	Value (000)
Short-Term Investment (0.5%)
Investment Company (0.5%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $1,074)	1,074,225	$1,074
Total Investments (100.3%) (Cost $130,018) Including $66 of Securities Loaned (e)(f)(g)		221,685
Other Assets in Excess of Liabilities (0.6%)		1,482
Total Written Options Outstanding (–0.9%) (Premiums Received $764)		(2,055)
Net Assets (100.0%)		$221,112

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

@  value is less than $500.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  At December 31, 2020, the Fund held a fair valued security valued at less than $500, representing less than 0.05% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's (as defined herein) Directors.

(d)  All or a portion of this security was on loan at December 31, 2020.

(e)  Securities are available for collateral in connection with open foreign currency forward exchange contracts.

(f)  The approximate fair value and percentage of net assets, $125,212,000 and 56.6%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(g)  At December 31, 2020, the aggregate cost for federal income tax purposes is approximately $130,348,000. The aggregate gross unrealized appreciation is approximately $94,996,000 and the aggregate gross unrealized depreciation is approximately $5,619,000, resulting in net unrealized appreciation of approximately $89,377,000.

ADR  American Depositary Receipt.

CVA  Certificaten Van Aandelen.

BSRM  Berlin Second Regulated Market.

NYSE  New York Stock Exchange.

TSX  Toronto Stock Exchange.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at December 31, 2020:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Citibank NA	EUR	1,593		$1,941	3/18/21	$(9)
State Street Bank and Trust Co.	HKD	4,194		$541	3/18/21	(—	@)
State Street Bank and Trust Co.	HKD	8,639		$1,115	3/18/21	—	@
State Street Bank and Trust Co.		$2,539	GBP	1,894	3/18/21	51
State Street Bank and Trust Co.		$2,053	JPY	212,626	3/18/21	9
						$51

Call Options Written:

The Fund had the following call options written purchased open at December 31, 2020:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)	Premiums Received (000)	Unrealized Depreciation (000)
UBS Securities LLC	USD/CNH	CNH	190	Feb-21	72,800	73	$(1,487)	$(682)	$(805)
UBS Securities LLC	USD/CNH	CNH	65	Jan-21	53,000	53	(568)	(82)	(486)
							$(2,055)	$(764)	$(1,291)

@  Value is less than $500.

CNH  —  Chinese Yuan Renminbi Offshore

EUR  —  Euro

GBP  —  British Pound

HKD  —  Hong Kong Dollar

JPY  —  Japanese Yen

USD  —  United States Dollar

Portfolio Composition

Classification	Percentage of Total Investments
Other*	52.9%
Entertainment	14.4
Semiconductors & Semiconductor Equipment	11.5
Internet & Direct Marketing Retail	9.0
Metals & Mining	7.0
Beverages	5.2
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $51,000.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Active International Allocation Portfolio

Statement of Assets and Liabilities	December 31, 2020 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $127,620)	$219,351
Investments in Securities of Affiliated Issuers, at Value (Cost $2,398)	2,334
Total Investments in Securities, at Value (Cost $130,018)	221,685
Foreign Currency, at Value (Cost $45)	59
Due from Broker	1,820
Tax Reclaim Receivable	359
Receivable for Fund Shares Sold	209
Dividends Receivable	135
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	60
Receivable from Affiliate	—	@
Receivable from Securities Lending Income	—	@
Other Assets	62
Total Assets	224,389
Liabilities:
Options Written, at Value (Premiums received $764)	2,055
Bank Overdraft	640
Payable for Advisory Fees	262
Payable for Fund Shares Redeemed	170
Payable for Professional Fees	29
Payable for Sub Transfer Agency Fees — Class I	13
Payable for Sub Transfer Agency Fees — Class A	7
Payable for Sub Transfer Agency Fees — Class L	1
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Shareholder Services Fees — Class A	14
Payable for Distribution and Shareholder Services Fees — Class L	4
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Custodian Fees	15
Payable for Administration Fees	15
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	9
Due to Broker	5
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	2
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Transfer Agency Fees — Class IR	—	@
Other Liabilities	34
Total Liabilities	3,277
Net Assets	$221,112
Net Assets Consist of:
Paid-in-Capital	$135,192
Total Distributable Earnings	85,920
Net Assets	$221,112

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Active International Allocation Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2020 (000)
CLASS I:
Net Assets	$146,087
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	7,674,972
Net Asset Value, Offering and Redemption Price Per Share	$19.03
CLASS A:
Net Assets	$69,135
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	3,557,731
Net Asset Value, Redemption Price Per Share	$19.43
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.08
Maximum Offering Price Per Share	$20.51
CLASS L:
Net Assets	$5,718
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	296,688
Net Asset Value, Offering and Redemption Price Per Share	$19.27
CLASS C:
Net Assets	$144
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	7,485
Net Asset Value, Offering and Redemption Price Per Share	$19.22
CLASS IS:
Net Assets	$14
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	735
Net Asset Value, Offering and Redemption Price Per Share	$19.04
CLASS IR:
Net Assets	$14
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	735
Net Asset Value, Offering and Redemption Price Per Share	$19.04
(1) Including: Securities on Loan, at Value:	$66

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Active International Allocation Portfolio

Statement of Operations	Year Ended December 31, 2020 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $242 of Foreign Taxes Withheld)	$1,873
Dividends from Securities of Affiliated Issuers (Note G)	134
Income from Securities Loaned — Net	11
Total Investment Income	2,018
Expenses:
Advisory Fees (Note B)	1,161
Shareholder Services Fees — Class A (Note D)	137
Distribution and Shareholder Services Fees — Class L (Note D)	35
Distribution and Shareholder Services Fees — Class C (Note D)	1
Professional Fees	171
Administration Fees (Note C)	143
Sub Transfer Agency Fees — Class I	65
Sub Transfer Agency Fees — Class A	42
Sub Transfer Agency Fees — Class L	3
Sub Transfer Agency Fees — Class C	— @
Registration Fees	107
Shareholder Reporting Fees	56
Custodian Fees (Note F)	46
Transfer Agency Fees — Class I (Note E)	5
Transfer Agency Fees — Class A (Note E)	10
Transfer Agency Fees — Class L (Note E)	4
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Transfer Agency Fees — Class IR (Note E)	2
Pricing Fees	8
Directors' Fees and Expenses	4
Interest Expenses	3
Other Expenses	28
Total Expenses	2,035
Waiver of Advisory Fees (Note B)	(204)
Rebate from Morgan Stanley Affiliate (Note G)	(20)
Reimbursement of Class Specific Expenses — Class I (Note B)	(10)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IR (Note B)	(2)
Net Expenses	1,795
Net Investment Income	223
Realized Gain (Loss):
Investments Sold	(25)
Investments in Affiliates	(295)
Foreign Currency Forward Exchange Contracts	(57)
Foreign Currency Translation	(129)
Futures Contracts	(3,210)
Options Written	4,944
Net Realized Gain	1,228
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Gain Country Tax of $67)	50,321
Investments in Affiliates	285
Foreign Currency Forward Exchange Contracts	28
Foreign Currency Translation	58
Futures Contracts	5
Options Written	(1,291)
Net Change in Unrealized Appreciation (Depreciation)	49,406
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	50,634
Net Increase in Net Assets Resulting from Operations	$50,857

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Active International Allocation Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2020 (000)	Year Ended December 31, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$223	$2,002
Net Realized Gain	1,228	6,934
Net Change in Unrealized Appreciation (Depreciation)	49,406	27,852
Net Increase in Net Assets Resulting from Operations	50,857	36,788
Dividends and Distributions to Shareholders:
Class I	(57)	(1,578)
Class A	(26)	(537)
Class L	(2)	(19)
Class C	(— @)	(—	@)
Class IS	(— @)	(—	@)
Class IR	(— @)	(—	@)
Total Dividends and Distributions to Shareholders	(85)	(2,134)
Capital Share Transactions:(1)
Class I:
Subscribed	13,746	8,659
Distributions Reinvested	57	1,571
Redeemed	(28,630)	(26,981)
Class A:
Subscribed	5,120	9,097
Distributions Reinvested	26	531
Redeemed	(9,666)	(12,119)
Class L:
Exchanged	334	29
Distributions Reinvested	2	18
Redeemed	(637)	(632)
Class C:
Subscribed	83	7
Distributions Reinvested	— @	—	@
Redeemed	(5)	(12)
Class IS:
Subscribed	—	10	(a)
Distributions Reinvested	— @	—	@(a)
Class IR:
Subscribed	—	10	(a)
Distributions Reinvested	— @	—	@(a)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(19,570)	(19,812)
Redemption Fees	—	—	@
Total Increase in Net Assets	31,202	14,842
Net Assets:
Beginning of Period	189,910	175,068
End of Period	$221,112	$189,910

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Active International Allocation Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2020 (000)		Year Ended December 31, 2019 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	915		654
Shares Issued on Distributions Reinvested	3		109
Shares Redeemed	(1,939)		(2,005)
Net Decrease in Class I Shares Outstanding	(1,021)		(1,242)
Class A:
Shares Subscribed	323		654
Shares Issued on Distributions Reinvested	1		36
Shares Redeemed	(672)		(890)
Net Decrease in Class A Shares Outstanding	(348)		(200)
Class L:
Shares Exchanged	29		3
Shares Issued on Distributions Reinvested	—	@@	1
Shares Redeemed	(44)		(47)
Net Decrease in Class L Shares Outstanding	(15)		(43)
Class C:
Shares Subscribed	4		1
Shares Issued on Distributions Reinvested	—	@@	— @@
Shares Redeemed	(—	@@)	(1)
Net Increase (Decrease) in Class C Shares Outstanding	4		(— @@)
Class IS:
Shares Subscribed	—		1
Shares Issued on Distributions Reinvested	—	@@	— @@
Net Increase in Class IS Shares Outstanding	—	@@	1 (a)
Class IR:
Shares Subscribed	—		1
Shares Issued on Distributions Reinvested	—	@@	— @@
Net Increase in Class IR Shares Outstanding	—	@@	1 (a)

(a)  For the period October 31, 2019 through December 31, 2019.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Active International Allocation Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$14.59		$12.07		$14.46		$11.83		$12.20
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.04		0.16		0.23		0.19		0.26
Net Realized and Unrealized Gain (Loss)	4.41		2.54		(2.41)		2.74		(0.34)
Total from Investment Operations	4.45		2.70		(2.18)		2.93		(0.08)
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.18)		(0.21)		(0.30)		(0.29)
Redemption Fees	—		0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$19.03		$14.59		$12.07		$14.46		$11.83
Total Return(4)	30.48%		22.41%		(15.14)%		24.76%		(0.67)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$146,087		$126,860		$119,925		$155,550		$169,589
Ratio of Expenses Before Expense Limitation	1.02%		0.97%		0.97%		1.14%		0.94%
Ratio of Expenses After Expense Limitation	0.89	%(5)	0.89	%(5)	0.88	%(5)	0.88	%(5)	0.76	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.89	%(5)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income	0.24	%(5)	1.22	%(5)	1.67	%(5)	1.44	%(5)	2.18	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.02%		0.02%		0.01%
Portfolio Turnover Rate	37%		34%		43%		22%		40%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation would have been 0.13% higher and the Ratio of Net Investment Income would have been 0.13% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Active International Allocation Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$14.94		$12.36		$14.79		$12.10		$12.47
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.01)		0.11		0.19		0.14		0.21
Net Realized and Unrealized Gain (Loss)	4.51		2.61		(2.46)		2.80		(0.34)
Total from Investment Operations	4.50		2.72		(2.27)		2.94		(0.13)
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.14)		(0.16)		(0.25)		(0.24)
Redemption Fees	—		0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$19.43		$14.94		$12.36		$14.79		$12.10
Total Return(4)	30.10%		22.00%		(15.38)%		24.29%		(1.05)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$69,135		$58,339		$50,726		$65,710		$56,934
Ratio of Expenses Before Expense Limitation	1.31%		1.25%		1.26%		1.48%		1.32%
Ratio of Expenses After Expense Limitation	1.19	%(5)	1.22	%(5)	1.19	%(5)	1.23	%(5)	1.14	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.19	%(5)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income (Loss)	(0.06	)%(5)	0.82	%(5)	1.37	%(5)	1.02	%(5)	1.79	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.02%		0.02%		0.01%
Portfolio Turnover Rate	37%		34%		43%		22%		40%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation would have been 0.10% higher and the Ratio of Net Investment Income would have been 0.10% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Active International Allocation Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$14.90		$12.32		$14.73		$12.04		$12.41
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.09)		0.05		0.13		0.07		0.14
Net Realized and Unrealized Gain (Loss)	4.47		2.59		(2.46)		2.79		(0.35)
Total from Investment Operations	4.38		2.64		(2.33)		2.86		(0.21)
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.06)		(0.08)		(0.17)		(0.16)
Redemption Fees	—		0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$19.27		$14.90		$12.32		$14.73		$12.04
Total Return(4)	29.38%		21.43%		(15.87)%		23.80%		(1.68)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,718		$4,644		$4,375		$6,463		$6,053
Ratio of Expenses Before Expense Limitation	1.86%		1.81%		1.76%		2.07%		1.93%
Ratio of Expenses After Expense Limitation	1.74	%(5)	1.74	%(5)	1.69	%(5)	1.73	%(5)	1.74	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.74	%(5)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income (Loss)	(0.61	)%(5)	0.35	%(5)	0.92	%(5)	0.54	%(5)	1.20	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.02%		0.02%		0.01%
Portfolio Turnover Rate	37%		34%		43%		22%		40%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Active International Allocation Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$14.89		$12.34		$14.77		$12.15		$12.38
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.12)		0.00	(3)	0.09		(0.00	)(3)	0.14
Net Realized and Unrealized Gain (Loss)	4.46		2.59		(2.45)		2.83		(0.37)
Total from Investment Operations	4.34		2.59		(2.36)		2.83		(0.23)
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.04)		(0.07)		(0.21)		—
Redemption Fees	—		0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$19.22		$14.89		$12.34		$14.77		$12.15
Total Return(4)	29.13%		21.03%		(16.04)%		23.42%		(1.94)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$144		$45		$42		$23		$9
Ratio of Expenses Before Expense Limitation	5.66%		7.49%		7.18%		20.06%		8.58%
Ratio of Expenses After Expense Limitation	1.99	%(5)	1.99	%(5)	1.98	%(5)	1.97	%(5)	1.99	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.99	%(5)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income (Loss)	(0.81	)%(5)	0.03	%(5)	0.67	%(5)	(0.03	)%(5)	1.19	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.02%		0.03%		0.01%
Portfolio Turnover Rate	37%		34%		43%		22%		40%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Active International Allocation Portfolio

	Class IS
Selected Per Share Data and Ratios	Year Ended December 31, 2020		Period from October 31, 2019(1) to December 31, 2019
Net Asset Value, Beginning of Period	$14.59		$13.79
Income from Investment Operations:
Net Investment Income(2)	0.04		0.00	(3)
Net Realized and Unrealized Gain	4.42		0.98
Total from Investment Operations	4.46		0.98
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.18)
Net Asset Value, End of Period	$19.04		$14.59
Total Return(4)	30.55%		7.15	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$14		$11
Ratio of Expenses Before Expense Limitation	21.16%		14.33	%(7)
Ratio of Expenses After Expense Limitation	0.84	%(5)	0.84	%(5)(7)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.84	%(5)	N/A
Ratio of Net Investment Income	0.28	%(5)	0.18	%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01	%(7)
Portfolio Turnover Rate	37%		34%

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Active International Allocation Portfolio

	Class IR
Selected Per Share Data and Ratios	Year Ended December 31, 2020		Period from October 31, 2019(1) to December 31, 2019
Net Asset Value, Beginning of Period	$14.59		$13.79
Income from Investment Operations:
Net Investment Income(2)	0.04		0.00	(3)
Net Realized and Unrealized Gain on Investments	4.42		0.98
Total from Investment Operations	4.46		0.98
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.18)
Net Asset Value, End of Period	$19.04		$14.59
Total Return(4)	30.55%		7.15	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period, (Thousands)	$14		$11
Ratio of Expenses Before Expense Limitation	20.70%		14.33	%(7)
Ratio of Expenses After Expense Limitation	0.84	%(5)	0.84	%(5)(7)
Ratios of Expenses After Expense Limitation Excluding Interest Expenses	0.84	%(5)	N/A
Ratio of Net Investment Income	0.29	%(5)	0.18	%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01	%(7)
Portfolio Turnover Rate	37%		34%

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-one separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Active International Allocation Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers six classes of shares — Class I, Class A, Class L, Class C, Class IS and Class IR. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (5) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$—	$4,267	$—	$4,267
Airlines	4,084	—	—	4,084
Automobiles	—	1,636	—	1,636
Banks	—	950	—	950
Beverages	2,803	8,667	—	11,470
Chemicals	779	4,812	—	5,591
Communications Equipment	—	2,157	—	2,157

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Consumer Finance	$—	$1,046	$—		$1,046
Electrical Equipment	—	586	—		586
Electronic Equipment, Instruments & Components	634	3,938	—		4,572
Energy Equipment & Services	1,009	822	—		1,831
Entertainment	22,901	8,983	—		31,884
Food Products	447	2,670	—		3,117
Health Care Equipment & Supplies	736	7,187	—		7,923
Health Care Providers & Services	—	1,507	—		1,507
Household Durables	2,812	3,325	—		6,137
Household Products	—	631	—		631
Information Technology Services	1,078	8,775	—		9,853
Insurance	—	989	—		989
Interactive Media & Services	—	5,957	—		5,957
Internet & Direct Marketing Retail	20,017	—	—		20,017
Leisure Products	—	1,018	—		1,018
Life Sciences Tools & Services	2,312	—	—		2,312
Machinery	—	9,692	—		9,692
Metals & Mining	15,470	—	—		15,470
Oil, Gas & Consumable Fuels	—	2,562	—		2,562
Personal Products	3,842	4,811	—		8,653
Pharmaceuticals	—	8,368	—		8,368
Professional Services	—	1,209	—		1,209
Real Estate Management & Development	1,001	—	—	@	1,001
Semiconductors & Semiconductor Equipment	10,685	14,742	—		25,427
Software	256	3,232	—		3,488
Tech Hardware, Storage & Peripherals	—	7,787	—		7,787
Textiles, Apparel & Luxury Goods	2,227	3,932	—		6,159
Total Common Stocks	93,093	126,258	—	@	219,351
Investment Company	1,260	—	—		1,260
Short-Term Investment
Investment Company	1,074	—	—		1,074
Foreign Currency Forward Exchange Contracts	—	60	—		60
Total Assets	95,427	126,318	—	@	221,745
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(9)	—		(9)
Written Options	—	(2,055)	—		(2,055)
Total Liabilities	—	(2,064)	—		(2,064)
Total	$95,427	$124,254	$—	@	$219,681

@  Value is less than $500.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock (000)
Beginning Balance	$—	@
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	—	@
Realized gains (losses)	—
Ending Balance	$—	@
Net change in unrealized appreciation (depreciation) from investments still held as of December 30, 2020	$—	@

@  Value is less than $500.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-tomarket on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

4.  Foreign Currency Translation and Foreign
Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. The Fund may write call and put options on stock indexes, futures, securities or currencies it owns or in which it may invest. Writing put options tend to increase the Fund's exposure to the underlying instrument. Writing call options tend to decrease the Fund's exposure to the underlying instruments. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Any liability recorded is subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

As of December 31, 2020, the Fund did not have any outstanding purchased options.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

As of December 31, 2020, the Fund did not have any open futures contracts.

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2020:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$60
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(9)
Written Options	Investments, at Value (Written Options)	Currency Risk	(2,055)
Total			$(2,064)

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2020 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(57)
Equity Risk	Futures Contracts	(3,210)
Currency Risk	Purchased Options	(5,278	)(a)
Currency Risk	Written Options	4,944
Total		$(3,601)

(a) Amounts are included in Investments Sold in the Statement of Operations.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$28
Equity Risk	Futures Contracts	5
Currency Risk	Written Options	(1,291)
Total		$(1,258)

At December 31, 2020, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$60	$(9)
Written Options	—	(2,055)
Total	$60	$(2,064)

(b) Excludes exchange-traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2020:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)			Collateral Received (000)	Net Amount (not less than $0) (000)
State Street Bank and Trust Co.	$60	$	(—	@)	$—	$60
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)			Collateral Pledged (000)	Net Amount (not less than $0) (000)
Citibank NA	$9		$—		$—	$9
State Street Bank and Trust Co.	— @		(—	@)	—	0
UBS Securities LLC	2,055		—		(1,820)	235
Total	$2,064	$	(—	@)	$(1,820)	$244

@ Value is less than $500.

For the year ended December 31, 2020, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$8,859,000
Futures Contracts:
Average monthly notional value	$26,150,000
Purchased Options:
Average monthly notional amount	15,000
Written Options:
Average monthly notional amount	66,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2020:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$66	(d)	$—	$(66	)(e)(f)	$0

(d) Represents market value of loaned securities at year end.

(e) The Fund received non-cash collateral of approximately $70,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(f) The actual collateral received is greater than the amount shown here due to overcollateralization.

7.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares, Class C shares, Class IS shares and Class IR shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets. Effective April 30,

2020, the Board of Directors of the Fund approved the elimination of redemption fees charged by the Fund.

8.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.65%	0.60%

For the year ended December 31, 2020, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.52% of the Fund's average daily net assets.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.90% for Class I shares, 1.25% for Class A shares, 1.75% for Class L shares, 2.00% for Class C shares, 0.85% for Class IS shares and 0.85% for Class IR shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2020, approximately $204,000 of advisory fees were waived and approximately $16,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2020, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $66,244,000 and $90,290,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2020.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2020, advisory

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

fees paid were reduced by approximately $2,000 relating to the Fund's investment in the Liquidity Funds.

The Fund invests in Morgan Stanley China A Share Fund, Inc., a closed-end management investment company advised by an affiliate of the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Morgan Stanley China A Share Fund, Inc. For the year ended December 31, 2020, advisory fees paid were reduced by approximately $18,000 relating to the Fund's investment in the Morgan Stanley China A Share Fund, Inc.

The Fund had transactions with Mitsubishi UFJ Financial Group, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser/Administrator and Distributor under Section 17 the Act.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2020 is as follows:

Affiliated Investment Company/Issuer	Value December 31, 2019 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$6,898	$42,489	$48,313	$3
Morgan Stanley China A Share Fund	1,235	—	—	131
Mitsubishi UFJ Financial Group, Inc.	250	—	215	—
Total	$8,383	$42,489	$48,528	$134
Affiliated Investment Company/Issuer (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2020 (000)
Liquidity Funds	$—	$—	$1,074
Morgan Stanley China A Share Fund	—	25	1,260
Mitsubishi UFJ Financial Group, Inc.	(295)	260	—
Total	$(295)	$285	$2,334

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with

Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2020, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2020 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2020 and 2019 was as follows:

2020 Distributions Paid From: Ordinary Income (000)	2019 Distributions Paid From: Ordinary Income (000)
$85	$2,134

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to a nondeductible expense, resulted in the following reclassifications among the components of net assets at December 31, 2020:

Total Distributable Earnings (000)		Paid-in Capital (000)
$—	@	$	(—	@)

@ Amount is less than $500.

At December 31, 2020, the Fund had no distributable earnings on a tax basis.

At December 31, 2020, the Fund had available for federal income tax purposes unused short-term capital losses of approximately $3,422,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2020, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $1,602,000.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2020, the Fund intends to defer to January 1, 2021 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$21	$—

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2020, the Fund did not have any borrowings under the   Facility.

J. Other: At December 31, 2020, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 82.9%.

K. Market Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Active International Allocation Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Active International Allocation Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Active International Allocation Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2021

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2020. For corporate shareholders 39.0% of the dividends qualified for the dividends received deduction.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2020. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $324,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $238,000 and has derived net income from sources within foreign countries amounting to approximately $1,987,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				79

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP plc (November 2010May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020); and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	79	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	80

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015) Chairman, Opus Capital Group (1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	80

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	79	Director of NVR, Inc. (home construction).

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	80	Director, Rubicon Investment (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the fixed Income Sub-Committee of the Investment committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				79	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	80	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Boards since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	79	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2020) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 1633 Broadway New York, NY 10019 Birth Year: 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2021 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIAIAANN
3386847 EXP 02.28.22

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Advantage Portfolio

Annual Report

December 31, 2020

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	28
Liquidity Risk Management Program	29
Federal Tax Notice	30
Privacy Notice	31
Director and Officer Information	34

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Advantage Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2021

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Expense Example (unaudited)

Advantage Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Actual Ending Account Value 12/31/20	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Advantage Portfolio Class I	$1,000.00	$1,321.80	$1,020.91	$4.90	$4.27	0.84%
Advantage Portfolio Class A	1,000.00	1,320.00	1,019.41	6.65	5.79	1.14
Advantage Portfolio Class L	1,000.00	1,321.30	1,020.41	5.48	4.77	0.94
Advantage Portfolio Class C	1,000.00	1,315.30	1,015.89	10.71	9.32	1.84
Advantage Portfolio Class IS	1,000.00	1,322.10	1,021.22	4.55	3.96	0.78

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited)

Advantage Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2020, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 74.79%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the Russell 1000® Growth Index (the "Index"), which returned 38.49%.

Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  U.S. equities reversed a steep sell-off caused by the COVID-19 pandemic shock, aided by massive fiscal and monetary stimulus that kept liquidity flowing and supported a faster-than-expected rebound in economic activity. Promising vaccine news throughout the year, along with the start of vaccine distribution across the U.S. and Europe in December 2020, also helped investors look past resurgences of the virus and renewed curbs on social and business activity that have slowed the economic recovery in the short term. Political uncertainty eased after the U.S. election in November 2020, with markets taking a positive stance on a Biden administration and the prospect for additional fiscal stimulus in 2021.

•  Within the Index, consumer discretionary, information technology and communication services were the top-performing sectors for the year, while energy (the only sector with a negative return), real estate and industrials were the weakest performers.

•  Counterpoint Global seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will result from stock selection, given our philosophy and process. For the year, the Fund outperformed the Index.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The Fund outperformed the Index in this reporting period due to favorable stock selection, which more than offset the small negative impact from sector allocations.

•  Stock selection was the strongest across the information technology sector. Eight of the Fund's 10 largest contributors to relative performance were from the information technology sector. In addition, stock selection in the health care, industrials, communication services, materials, financials and consumer discretionary sectors moderately contributed to relative outperformance.

•  Given the magnitude of the Fund's outperformance relative to the benchmark, there were no meaningful sector detractors from performance. An overweight to the materials sector was detrimental on a relative basis but was more than offset by the outperformance of our stock selection in the sector. An underweight to the consumer discretionary sector marginally detracted as well but was countered by a small relative gain from stock selection there, resulting in an overall nearly neutral impact on relative performance.

Management Strategies

•  As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over a five-year horizon, and owning a portfolio of unique companies whose market value we believe can increase significantly for underlying fundamental reasons.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

Advantage Portfolio

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the Russell 1000® Growth Index(1), the Lipper Multi-Cap Growth Funds Index(2) and the Lipper Large-Cap Growth Funds Index(3)

	Period Ended December 31, 2020 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Fund — Class I Shares w/o sales charges(5)	74.79%	25.53%	20.28%	16.93%
Fund — Class A Shares w/o sales charges(5)	74.27	25.12	19.90	20.80
Fund — Class A Shares with maximum 5.25% sales charges(5)	65.11	23.79	19.26	20.19
Fund — Class L Shares w/o sales charges(5)	74.65	25.40	20.16	16.80
Fund — Class C Shares w/o sales charges(7)	73.10	24.24	—	21.91
Fund — Class C Shares with maximum 1.00% deferred sales charges(7)	72.10	24.24	—	21.91
Fund — Class IS Shares w/o sales charges(6)	74.93	25.58	—	22.33
Russell 1000® Growth Index	38.49	21.00	17.21	14.28
Lipper Multi-Cap Growth Funds Index	43.16	19.56	15.56	12.87
Lipper Large-Cap Growth Funds Index	38.60	19.55	15.80	12.82

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Multi-Cap Growth Funds classification. The Funds' Lipper category changed from Lipper Large-Cap Growth Funds to Lipper Multi-Cap Growth Funds.

(3)  The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

(4)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

Advantage Portfolio

(5)  On May 21, 2010 Class C and Class I shares of Van Kampen Core Growth Fund (the "Predecessor Fund") were reorganized into Class L and Class I shares of Morgan Stanley Advantage Portfolio (the "Fund"), respectively. Class L and Class I shares' returns of the Fund will differ from the Predecessor Fund as they have different expenses. Performance shown for the Fund's Class I and Class L shares reflects the performance of the shares of the Predecessor Fund for periods prior to May 21, 2010. The Class C and I shares of the Predecessor Fund commenced operations on June 30, 2008. Class P shares, which were renamed Class A shares effective September 9, 2013, commenced operations on May 21, 2010.

(6)  Commenced offering on September 13, 2013.

(7)  Commenced offering on April 30, 2015.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments

Advantage Portfolio

	Shares	Value (000)
Common Stocks (93.1%)
Aerospace & Defense (2.3%)
HEICO Corp., Class A	176,414	$20,651
Capital Markets (1.7%)
Intercontinental Exchange, Inc.	53,221	6,136
S&P Global, Inc.	28,231	9,280
		15,416
Chemicals (3.2%)
Ecolab, Inc.	94,397	20,424
Sherwin-Williams Co. (The)	11,905	8,749
		29,173
Construction Materials (2.3%)
Martin Marietta Materials, Inc.	71,964	20,436
Containers & Packaging (0.8%)
Ball Corp.	82,104	7,650
Entertainment (7.5%)
Activision Blizzard, Inc.	155,751	14,461
Spotify Technology SA (a)	138,508	43,583
Take-Two Interactive Software, Inc. (a)	46,710	9,706
		67,750
Food & Staples Retailing (2.5%)
Costco Wholesale Corp.	59,722	22,502
Health Care Equipment & Supplies (6.1%)
Danaher Corp.	41,714	9,266
Intuitive Surgical, Inc. (a)	55,527	45,427
		54,693
Health Care Technology (4.7%)
Veeva Systems, Inc., Class A (a)	157,083	42,766
Industrial Conglomerates (1.0%)
Roper Technologies, Inc.	21,068	9,082
Information Technology Services (19.2%)
Adyen N.V. (Netherlands) (a)	5,680	13,198
Okta, Inc. (a)	117,960	29,993
Shopify, Inc., Class A (Canada) (a)	38,274	43,324
Snowflake, Inc., Class A (a)	40,188	11,309
Square, Inc., Class A (a)	206,621	44,969
Twilio, Inc., Class A (a)	90,677	30,694
		173,487
Interactive Media & Services (13.8%)
Facebook, Inc., Class A (a)	159,192	43,485
IAC/InterActiveCorp (a)	108,952	20,630
Match Group, Inc. (a)	91,190	13,787
Twitter, Inc. (a)	871,471	47,190
		125,092
Internet & Direct Marketing Retail (11.5%)
Amazon.com, Inc. (a)	20,557	66,953
Chewy, Inc., Class A (a)	245,437	22,062
Farfetch Ltd., Class A (a)	239,014	15,251
		104,266
	Shares	Value (000)
Metals & Mining (0.1%)
Royal Gold, Inc.	9,747	$1,037
Oil, Gas & Consumable Fuels (0.2%)
Texas Pacific Land Trust	2,722	1,979
Pharmaceuticals (3.2%)
Royalty Pharma PLC, Class A	388,318	19,435
Zoetis, Inc.	57,487	9,514
		28,949
Software (12.0%)
Avalara, Inc. (a)	82,064	13,532
Coupa Software, Inc. (a)	64,586	21,889
ServiceNow, Inc. (a)	40,769	22,440
Tyler Technologies, Inc. (a)	19,508	8,516
Workday, Inc., Class A (a)	95,002	22,763
Zoom Video Communications, Inc., Class A (a)	58,321	19,673
		108,813
Textiles, Apparel & Luxury Goods (1.0%)
Lululemon Athletica, Inc. (a)	26,291	9,150
Total Common Stocks (Cost $492,933)		842,892
Short-Term Investment (7.1%)
Investment Company (7.1%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $63,846)	63,845,686	63,846
Total Investments Excluding Purchased Options (100.2%) (Cost $556,779)		906,738
Total Purchased Options Outstanding (0.1%) (Cost $3,233)		591
Total Investments (100.3%) (Cost $560,012) (b)(c)		907,329
Liabilities in Excess of Other Assets (–0.3%)		(3,050)
Net Assets (100.0%)		$904,279

(a)  Non-income producing security.

(b)  The approximate fair value and percentage of net assets, $13,198,000 and 1.5%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(c)  At December 31, 2020, the aggregate cost for federal income tax purposes is approximately $566,430,000. The aggregate gross unrealized appreciation is approximately $350,896,000 and the aggregate gross unrealized depreciation is approximately $9,997,000, resulting in net unrealized appreciation of approximately $340,899,000.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments (cont'd)

Advantage Portfolio

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2020:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)		Premiums Paid (000)	Unrealized Depreciation (000)
BNP Paribas	USD/CNH	CNH	7.99	Sep-21	121,426,064	121,426	$115		$735	$(620)
BNP Paribas	USD/CNH	CNH	7.64	Nov-21	140,421,482	140,421	384		763	(379)
Royal Bank of Scotland	USD/CNH	CNH	7.75	Jan-21	105,617,492	105,617	—	@	461	(461)
Royal Bank of Scotland	USD/CNH	CNH	8.06	Jul-21	133,439,457	133,439	80		708	(628)
Royal Bank of Scotland	USD/CNH	CNH	8.48	May-21	90,639,683	90,640	12		566	(554)
							$591		$3,233	$(2,642)

@    Value is less than $500.

CNH  —  Chinese Yuan Renminbi Offshore

USD  —  United States Dollar

Portfolio Composition

Classification	Percentage of Total Investments
Other*	23.0%
Information Technology Services	19.1
Interactive Media & Services	13.8
Software	12.0
Internet & Direct Marketing Retail	11.5
Entertainment	7.5
Short-Term Investments	7.1
Health Care Equipment & Supplies	6.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Advantage Portfolio

Statement of Assets and Liabilities	December 31, 2020 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $496,166)	$843,483
Investment in Security of Affiliated Issuer, at Value (Cost $63,846)	63,846
Total Investments in Securities, at Value (Cost $560,012)	907,329
Foreign Currency, at Value (Cost $1)	1
Receivable for Fund Shares Sold	5,986
Receivable for Investments Sold	5,265
Dividends Receivable	52
Tax Reclaim Receivable	23
Receivable from Affiliate	—	@
Other Assets	71
Total Assets	918,727
Liabilities:
Payable for Investments Purchased	7,204
Payable for Fund Shares Redeemed	4,823
Payable for Advisory Fees	1,243
Due to Broker	890
Payable for Shareholder Services Fees — Class A	28
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	60
Payable for Professional Fees	14
Payable for Sub Transfer Agency Fees — Class I	66
Payable for Sub Transfer Agency Fees — Class A	11
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	4
Payable for Administration Fees	60
Payable for Transfer Agency Fees — Class I	2
Payable for Transfer Agency Fees — Class A	2
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	2
Payable for Transfer Agency Fees — Class IS	1
Payable for Custodian Fees	8
Other Liabilities	29
Total Liabilities	14,448
Net Assets	$904,279
Net Assets Consist of:
Paid-in-Capital	$504,713
Total Distributable Earnings	399,566
Net Assets	$904,279

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Advantage Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2020 (000)
CLASS I:
Net Assets	$656,030
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	15,159,190
Net Asset Value, Offering and Redemption Price Per Share	$43.28
CLASS A:
Net Assets	$130,176
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	3,097,863
Net Asset Value, Redemption Price Per Share	$42.02
Maximum Sales Load	5.25%
Maximum Sales Charge	$2.33
Maximum Offering Price Per Share	$44.35
CLASS L:
Net Assets	$5,391
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	125,267
Net Asset Value, Offering and Redemption Price Per Share	$43.04
CLASS C:
Net Assets	$71,419
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,766,114
Net Asset Value, Offering and Redemption Price Per Share	$40.44
CLASS IS:
Net Assets	$41,263
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	950,447
Net Asset Value, Offering and Redemption Price Per Share	$43.41

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Advantage Portfolio

Statement of Operations	Year Ended December 31, 2020 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $2 of Foreign Taxes Withheld)	$1,612
Income from Securities Loaned — Net	232
Dividends from Security of Affiliated Issuer (Note G)	75
Total Investment Income	1,919
Expenses:
Advisory Fees (Note B)	4,109
Shareholder Services Fees — Class A (Note D)	237
Distribution and Shareholder Services Fees — Class L (Note D)	33
Distribution and Shareholder Services Fees — Class C (Note D)	519
Sub Transfer Agency Fees — Class I	476
Sub Transfer Agency Fees — Class A	103
Sub Transfer Agency Fees — Class L	2
Sub Transfer Agency Fees — Class C	28
Administration Fees (Note C)	507
Registration Fees	113
Professional Fees	109
Shareholder Reporting Fees	64
Custodian Fees (Note F)	24
Transfer Agency Fees — Class I (Note E)	6
Transfer Agency Fees — Class A (Note E)	8
Transfer Agency Fees — Class L (Note E)	4
Transfer Agency Fees — Class C (Note E)	11
Transfer Agency Fees — Class IS (Note E)	2
Directors' Fees and Expenses	10
Pricing Fees	3
Other Expenses	34
Total Expenses	6,402
Reimbursement of Class Specific Expenses — Class I (Note B)	(186)
Rebate from Morgan Stanley Affiliate (Note G)	(40)
Distribution Fees- Class L Shares Waived (Note D)	(31)
Net Expenses	6,145
Net Investment Loss	(4,226)
Realized Gain (Loss):
Investments Sold	98,718
Foreign Currency Translation	(17)
Net Realized Gain	98,701
Change in Unrealized Appreciation (Depreciation):
Investments	270,284
Foreign Currency Translation	2
Net Change in Unrealized Appreciation (Depreciation)	270,286
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	368,987
Net Increase in Net Assets Resulting from Operations	$364,761

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Advantage Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2020 (000)	Year Ended December 31, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(4,226)	$(1,207)
Net Realized Gain	98,701	14,608
Net Change in Unrealized Appreciation (Depreciation)	270,286	59,735
Net Increase in Net Assets Resulting from Operations	364,761	73,136
Dividends and Distributions to Shareholders:
Class I	(31,922)	(5,355)
Class A	(6,564)	(1,499)
Class L	(269)	(82)
Class C	(3,709)	(792)
Class IS	(2,037)	(548)
Total Dividends and Distributions to Shareholders	(44,501)	(8,276)
Capital Share Transactions:(1)
Class I:
Subscribed	287,542	196,712
Distributions Reinvested	30,715	5,237
Redeemed	(193,112)	(102,075)
Class A:
Subscribed	63,008	52,689
Distributions Reinvested	6,509	1,446
Redeemed	(66,691)	(26,447)
Class L:
Exchange	6	—
Distributions Reinvested	264	81
Redeemed	(1,327)	(361)
Class C:
Subscribed	15,494	16,430
Distributions Reinvested	3,598	762
Redeemed	(14,501)	(15,239)
Class IS:
Subscribed	11,240	2,008
Distributions Reinvested	2,037	548
Redeemed	(13,749)	(6,464)
Net Increase in Net Assets Resulting from Capital Share Transactions	131,033	125,327
Total Increase in Net Assets	451,293	190,187
Net Assets:
Beginning of Period	452,986	262,799
End of Period	$904,279	$452,986

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Advantage Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2020 (000)	Year Ended December 31, 2019 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	8,865	7,750
Shares Issued on Distributions Reinvested	726	205
Shares Redeemed	(5,822)	(4,038)
Net Increase in Class I Shares Outstanding	3,769	3,917
Class A:
Shares Subscribed	1,823	2,101
Shares Issued on Distributions Reinvested	158	58
Shares Redeemed	(2,060)	(1,074)
Net Increase (Decrease) in Class A Shares Outstanding	(79)	1,085
Class L:
Shares Exchanged	— @@	—
Shares Issued on Distributions Reinvested	6	3
Shares Redeemed	(49)	(14)
Net Decrease in Class L Shares Outstanding	(43)	(11)
Class C:
Shares Subscribed	473	675
Shares Issued on Distributions Reinvested	91	31
Shares Redeemed	(502)	(629)
Net Increase in Class C Shares Outstanding	62	77
Class IS:
Shares Subscribed	275	78
Shares Issued on Distributions Reinvested	48	21
Shares Redeemed	(482)	(255)
Net Decrease in Class IS Shares Outstanding	(159)	(156)

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Advantage Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$26.06		$20.98		$21.45		$17.47		$17.40
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.19)		(0.04)		(0.01)		0.00	(3)	0.07
Net Realized and Unrealized Gain	19.64		5.61		0.87		5.57		0.42
Total from Investment Operations	19.45		5.57		0.86		5.57		0.49
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		—		(0.04)
Net Realized Gain	(2.23)		(0.49)		(1.33)		(1.59)		(0.38)
Total Distributions	(2.23)		(0.49)		(1.33)		(1.59)		(0.42)
Net Asset Value, End of Period	$43.28		$26.06		$20.98		$21.45		$17.47
Total Return(4)	74.79%		26.60%		3.74%		32.06%		2.82%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$656,030		$296,843		$156,782		$54,002		$42,695
Ratio of Expenses Before Expense Limitation	0.89%		0.93%		1.01%		1.09%		1.15%
Ratio of Expenses After Expense Limitation	0.84	%(5)	0.84	%(5)	0.84	%(5)	0.84	%(5)	0.84	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.84	%(5)	N/A		N/A		N/A
Ratio of Net Investment Income (Loss)	(0.54	)%(5)	(0.15	)%(5)	(0.02	)%(5)	0.02	%(5)	0.38	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	73%		70%		79%		65%		79%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Advantage Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$25.42		$20.54		$21.10		$17.26		$17.22
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.28)		(0.13)		(0.08)		(0.06)		0.01
Net Realized and Unrealized Gain	19.11		5.50		0.85		5.49		0.41
Total from Investment Operations	18.83		5.37		0.77		5.43		0.42
Distributions from and/or in Excess of:
Net Realized Gain	(2.23)		(0.49)		(1.33)		(1.59)		(0.38)
Net Asset Value, End of Period	$42.02		$25.42		$20.54		$21.10		$17.26
Total Return(3)	74.27%		26.20%		3.37%		31.64%		2.47%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$130,176		$80,743		$42,959		$23,715		$19,850
Ratio of Expenses Before Expense Limitation	N/A		1.21%		1.29%		1.39%		1.43%
Ratio of Expenses After Expense Limitation	1.15	%(4)	1.19	%(4)	1.17	%(4)	1.19	%(4)	1.19	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.19	%(4)	N/A		N/A		N/A
Ratio of Net Investment Income (Loss)	(0.84	)%(4)	(0.50	)%(4)	(0.37	)%(4)	(0.32	)%(4)	0.04	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	73%		70%		79%		65%		79%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Advantage Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$25.95		$20.92		$21.42		$17.46		$17.40
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.21)		(0.06)		(0.05)		(0.02)		0.04
Net Realized and Unrealized Gain	19.53		5.58		0.88		5.57		0.43
Total from Investment Operations	19.32		5.52		0.83		5.55		0.47
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		—		(0.03)
Net Realized Gain	(2.23)		(0.49)		(1.33)		(1.59)		(0.38)
Total Distributions	(2.23)		(0.49)		(1.33)		(1.59)		(0.41)
Net Asset Value, End of Period	$43.04		$25.95		$20.92		$21.42		$17.46
Total Return(3)	74.65%		26.44%		3.61%		31.96%		2.72%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,391		$4,363		$3,751		$4,077		$3,684
Ratio of Expenses Before Expense Limitation	1.66%		1.69%		1.82%		1.87%		1.85%
Ratio of Expenses After Expense Limitation	0.95	%(4)	0.95	%(4)	0.98	%(4)	0.96	%(4)	0.91	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.95	%(4)	N/A		N/A		N/A
Ratio of Net Investment Income (Loss)	(0.64	)%(4)	(0.25	)%(4)	(0.21	)%(4)	(0.10	)%(4)	0.26	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	73%		70%		79%		65%		79%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Advantage Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$24.68		$20.10		$20.82		$17.16		$17.25
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.50)		(0.29)		(0.24)		(0.20)		(0.12)
Net Realized and Unrealized Gain	18.49		5.36		0.85		5.45		0.41
Total from Investment Operations	17.99		5.07		0.61		5.25		0.29
Distributions from and/or in Excess of:
Net Realized Gain	(2.23)		(0.49)		(1.33)		(1.59)		(0.38)
Net Asset Value, End of Period	$40.44		$24.68		$20.10		$20.82		$17.16
Total Return(3)	73.10%		25.27%		2.64%		30.77%		1.71%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$71,419		$42,054		$32,706		$11,835		$6,376
Ratio of Expenses Before Expense Limitation	N/A		1.93%		2.00%		2.10%		2.20%
Ratio of Expenses After Expense Limitation	1.85	%(4)	1.90	%(4)	1.88	%(4)	1.90	%(4)	1.94	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.90	%(4)	N/A		N/A		N/A
Ratio of Net Investment Loss	(1.55	)%(4)	(1.20	)%(4)	(1.08	)%(4)	(1.01	)%(4)	(0.72	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	73%		70%		79%		65%		79%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Advantage Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$26.12		$21.02		$21.49		$17.48		$17.42
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.16)		(0.03)		(0.01)		0.01		0.08
Net Realized and Unrealized Gain	19.68		5.62		0.87		5.59		0.41
Total from Investment Operations	19.52		5.59		0.86		5.60		0.49
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		—		(0.05)
Net Realized Gain	(2.23)		(0.49)		(1.33)		(1.59)		(0.38)
Total Distributions	(2.23)		(0.49)		(1.33)		(1.59)		(0.43)
Net Asset Value, End of Period	$43.41		$26.12		$21.02		$21.49		$17.48
Total Return(3)	74.93%		26.64%		3.74%		32.22%		2.79%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$41,263		$28,983		$26,601		$17,542		$13,273
Ratio of Expenses Before Expense Limitation	N/A		0.83%		0.93%		1.01%		1.05%
Ratio of Expenses After Expense Limitation	0.79	%(4)	0.80	%(4)	0.80	%(4)	0.80	%(4)	0.80	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.80	%(4)	N/A		N/A		N/A
Ratio of Net Investment Income (Loss)	(0.47	)%(4)	(0.10	)%(4)	(0.04	)%(4)	0.07	%(4)	0.46	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	73%		70%		79%		65%		79%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-one separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Advantage Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (4) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (5) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the NAV as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$20,651	$—	$—	$20,651
Capital Markets	15,416	—	—	15,416
Chemicals	29,173	—	—	29,173
Construction Materials	20,436	—	—	20,436
Containers & Packaging	7,650	—	—	7,650
Entertainment	67,750	—	—	67,750
Food & Staples Retailing	22,502	—	—	22,502
Health Care Equipment & Supplies	54,693	—	—	54,693
Health Care Technology	42,766	—	—	42,766
Industrial Conglomerates	9,082	—	—	9,082
Information Technology Services	160,289	13,198	—	173,487
Interactive Media & Services	125,092	—	—	125,092
Internet & Direct Marketing Retail	104,266	—	—	104,266
Metals & Mining	1,037	—	—	1,037
Oil, Gas & Consumable Fuels	1,979	—	—	1,979
Pharmaceuticals	28,949	—	—	28,949
Software	108,813	—	—	108,813
Textiles, Apparel & Luxury Goods	9,150	—	—	9,150
Total Common Stocks	829,694	13,198	—	842,892
Call Options Purchased	—	591	—	591
Short-Term Investment
Investment Company	63,846	—	—	63,846
Total Assets	$893,540	$13,789	$—	$907,329

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-tomarket on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments.

Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2020:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$591	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2020 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(1,100	)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(1,681)(c)

(c) Amounts are included in Investments in the Statement of Operations.

At December 31, 2020, the Fund's derivative assets and liabilities are as follows:

Presented in the Statement of Assets and Liabilities	Gross Amounts of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Purchased Options	$591	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2020:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities(a) (000)	Financial Instrument (000)	Collateral Received(e) (000)	Net Amount (not less than $0) (000)
BNP Paribas	$499	$—	$(499)	$0
Royal Bank of Scotland	92	—	(92)	0
Total	$591	$—	$(591)	$0

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(e) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2020, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	381,622,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund.

The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

At December 31, 2020, the Fund did not have any outstanding securities on loan.

7.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.65%	0.60%	0.55%

For the year ended December 31, 2020, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.64% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.85% for Class I shares, 1.20% for Class A shares, 0.99% for Class L shares, 1.95% for Class C shares and 0.81% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2020, approximately $186,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares. The Distributor has agreed to waive for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate, the 12b-1 fees on Class L shares of the Fund to the extent it exceeds 0.04% of the average daily net assets of such shares on an annualized basis. For the year ended December 31, 2020, this waiver amounted to approximately $31,000.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2020, purchases and sales of investment securities for the Fund, other than

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

long-term U.S. Government securities and short-term investments were approximately $489,640,000 and $443,234,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2020.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2020, advisory fees paid were reduced by approximately $40,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2020 is as follows:

Affiliated Investment Company	Value December 31, 2019 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$30,479	$273,839	$240,472	$75
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2020 (000)
Liquidity Funds	$—	$—	$63,846

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2020, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2020 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2020 and 2019 was as follows:

2020 Distributions Paid From:		2019 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$18,463	$26,038	$1,435	$6,841

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

(losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2020.

At December 31, 2020, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$42,371	$16,306

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2020, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2020, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 28.0%.

K. Market Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Advantage Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Advantage Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Advantage Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2021

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2020. For corporate shareholders 6.02% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $26,038,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2020. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $1,532,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				79

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP plc (November 2010May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020); and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	79	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	80

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015) Chairman, Opus Capital Group (1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	80

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	79	Director of NVR, Inc. (home construction).

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	80	Director, Rubicon Investment (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the fixed Income Sub-Committee of the Investment committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				79	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	80	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Boards since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	79	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2020) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 1633 Broadway New York, NY 10019 Birth Year: 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

38

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2021 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIADVANN
3386848 EXP 02.28.22

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Asia Opportunity Portfolio

Annual Report

December 31, 2020

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	25
Liquidity Risk Management Program	26
Federal Tax Notice	27
Privacy Notice	28
Director and Officer Information	31

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Asia Opportunity Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2021

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Expense Example (unaudited)

Asia Opportunity Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Actual Ending Account Value 12/31/20	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Asia Opportunity Portfolio Class I	$1,000.00	$1,367.30	$1,019.81	$6.31	$5.38	1.06%
Asia Opportunity Portfolio Class A	1,000.00	1,365.20	1,018.45	7.91	6.75	1.33
Asia Opportunity Portfolio Class C	1,000.00	1,360.40	1,014.73	12.28	10.48	2.07
Asia Opportunity Portfolio Class IS	1,000.00	1,367.80	1,020.11	5.95	5.08	1.00

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited)

Asia Opportunity Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2020, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 52.53%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI All Country Asia ex Japan Net Index (the "Index"), which returned 25.02%.

Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Equity markets rebounded after the volatility seen in the first quarter of 2020, which had been driven by a broad sell-off due to concerns regarding COVID-19 and its potential impacts to global economic activity. The rebound was a result of a general market recovery from the COVID-19-related decline earlier in the year, as well as optimism following successful COVID-19 vaccine trials and rollouts in various countries. Uncertainty surrounding U.S.-China tensions, U.S. elections and Brexit negotiations also affected markets during the year.

•  Asian equity markets advanced by 25.02% for the 12-month period ended December 31, 2020, as measured by the Index. Our team remained focused on assessing company prospects over a longer-term period of three to five years, and owning a portfolio of high quality companies with diverse business drivers not tied to a particular market environment.

•  The team manages concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. Our longer-term focus results in lower turnover than many of our peers. The value added or detracted in any period of time will typically result from stock selection, given our philosophy and process. For the 12-month period, the Fund outperformed the Index due to favorable stock selection and sector allocation.

•  Our stock selection in the consumer staples sector, along with stock selection and a sector overweight position in the consumer discretionary sector contributed the most to the Fund's relative performance.

•  The main detractors from relative performance were a sector underweight position in the information technology sector, a sector overweight position in the consumer staples sector and sector underweight position in the materials sector.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. The Fund seeks long-term capital appreciation by investing in high quality established and emerging companies located in Asia (excluding Japan) that the investment team believes are undervalued at the time of purchase. To help achieve its objective, the investment team typically favors companies it believes have sustainable competitive advantages that can be monetized through growth. The investment process integrates analysis of sustainability with respect to disruptive change, financial strength, environmental and social externalities and governance (also referred to as ESG).

•  At the close of the period, consumer discretionary represented the largest sector weight in the portfolio, followed by financials, consumer staples and communication services. Our bottom-up investment process resulted in sector overweight positions in consumer staples, consumer discretionary, financials and communication services, and underweight positions in information technology, industrials, materials, real estate, health care, energy and utilities. The Fund had no holdings in energy, materials, industrials, utilities and real estate at the end of the reporting period.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

Asia Opportunity Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on December 29, 2015.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI All Country Asia ex Japan Net Index(1) and the Lipper Pacific Region ex Japan Funds Index(2)

	Period Ended December 31, 2020 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	52.53%	27.17%	—	27.21%
Fund — Class A Shares w/o sales charges(4)	52.15	26.76	—	26.80
Fund — Class A Shares with maximum 5.25% sales charges(4)	44.18	25.39	—	25.45
Fund — Class C Shares w/o sales charges(4)	51.02	25.80	—	25.85
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	50.02	25.80	—	25.85
Fund — Class IS Shares w/o sales charges(4)	52.58	27.22	—	27.26
MSCI All Country Asia ex Japan Net Index	25.02	13.58	—	13.52
Lipper Pacific Region ex Japan Funds Index	37.38	14.06	—	13.90

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI All Country Asia ex Japan Net Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Pacific Region ex Japan Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Pacific Region ex Japan Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Pacific Region ex Japan Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on December 29, 2015.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments

Asia Opportunity Portfolio

	Shares	Value (000)
Common Stocks (90.6%)
China (56.5%)
Alibaba Group Holding Ltd. ADR (a)	85,211	$19,831
China East Education Holdings Ltd. (b)(c)	2,964,000	7,133
China Resources Beer Holdings Co., Ltd. (b)	2,314,300	21,282
Foshan Haitian Flavouring & Food Co., Ltd., Class A	849,618	26,088
Haidilao International Holding Ltd. (b)(c)	1,361,000	10,496
Hangzhou Tigermed Consulting Co. Ltd. H Shares (a)(b)	347,600	8,061
Huazhu Group Ltd. ADR	78,784	3,548
HUYA, Inc. ADR (a)(c)	1,049,784	20,922
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	1,678,486	11,390
Kweichow Moutai Co., Ltd., Class A	70,894	21,665
Meituan Dianping, Class B (a)(b)	1,014,500	38,189
New Frontier Health Corp.	73,619	633
New Frontier Health Corp. (a)(c)	20,175	173
Shenzhou International Group Holdings Ltd. (b)	876,700	17,182
TAL Education Group ADR (a)	387,614	27,718
Tencent Holdings Ltd. (b)	306,200	22,032
Trip.com Group Ltd. ADR (a)	662,304	22,340
Tsingtao Brewery Co., Ltd. H Shares (b)	962,000	10,079
		288,762
Hong Kong (4.4%)
AIA Group Ltd.	1,714,700	20,895
Alphamab Oncology (a)	686,000	1,439
		22,334
India (17.9%)
HDFC Bank Ltd. (a)	766,637	15,100
HDFC Bank Ltd. ADR (a)	259,489	18,751
ICICI Bank Ltd. ADR (a)	1,710,035	25,411
IndusInd Bank Ltd. (a)	1,117,243	13,710
Kotak Mahindra Bank Ltd. (a)	675,407	18,460
		91,432
Korea, Republic of (4.4%)
NAVER Corp.	83,916	22,621
Taiwan (7.4%)
Nien Made Enterprise Co., Ltd.	621,000	7,221
Silergy Corp.	69,000	5,938
Taiwan Semiconductor Manufacturing Co., Ltd.	1,307,000	24,725
		37,884
Total Common Stocks (Cost $304,799)		463,033
Short-Term Investments (10.6%)
Securities held as Collateral on Loaned Securities (1.7%)
Investment Company (1.5%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	7,407,430	7,407
	Face Amount (000)	Value (000)
Repurchase Agreements (0.2%)
Barclays Capital, Inc., (0.05%, dated 12/31/20, due 1/4/21; proceeds $226; fully collateralized by a U.S. Government obligation; 1.63% due 11/15/22; valued at $230)	$226	$226
HSBC Securities USA, Inc., (0.05%, dated 12/31/20, due 1/4/21; proceeds $881; fully collateralized by a U.S. Government obligation; 0.15% due 10/31/22; valued at $898)	881	881
Merrill Lynch & Co., Inc., (0.06%, 12/31/20, due 1/4/21; proceeds $90; fully collateralized by a U.S. Government obligation; 2.50% due 5/15/46; valued at $92)	90	90
		1,197
Total Securities held as Collateral on Loaned Securities (Cost $8,604)		8,604
	Shares
Investment Company (8.9%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $45,368)	45,368,236	45,368
Total Short-Term Investments (Cost $53,972)		53,972
Total Investments (101.2%) (Cost $358,771) Including $30,532 of Securities Loaned (d)(e)		517,005
Liabilities in Excess of Other Assets (–1.2%)		(5,939)
Net Assets (100.0%)		$511,066

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  All or a portion of this security was on loan at December 31, 2020.

(d)  The approximate fair value and percentage of net assets, $323,706,000 and 63.3%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(e)  At December 31, 2020, the aggregate cost for federal income tax purposes is approximately $367,087,000. The aggregate gross unrealized appreciation is approximately $150,244,000 and the aggregate gross unrealized depreciation is approximately $326,000, resulting in net unrealized appreciation of approximately $149,918,000.

ADR  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments (cont'd)

Asia Opportunity Portfolio

Portfolio Composition*

Classification	Percentage of Total Investments
Banks	18.0%
Other**	17.8
Internet & Direct Marketing Retail	15.8
Beverages	10.4
Short-Term Investments	8.9
Interactive Media & Services	8.8
Food Products	7.4
Diversified Consumer Services	6.9
Semiconductors & Semiconductor Equipment	6.0
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2020.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Asia Opportunity Portfolio

Statement of Assets and Liabilities	December 31, 2020 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $305,996)	$464,230
Investment in Security of Affiliated Issuer, at Value (Cost $52,775)	52,775
Total Investments in Securities, at Value (Cost $358,771)	517,005
Foreign Currency, at Value (Cost $38)	38
Receivable for Investments Sold	3,491
Receivable for Fund Shares Sold	2,972
Dividends Receivable	89
Receivable from Securities Lending Income	79
Receivable from Affiliate	—	@
Other Assets	75
Total Assets	523,749
Liabilities:
Collateral on Securities Loaned, at Value	8,604
Deferred Capital Gain Country Tax	2,152
Payable for Advisory Fees	843
Payable for Investments Purchased	785
Payable for Fund Shares Redeemed	151
Payable for Shareholder Services Fees — Class A	20
Payable for Distribution and Shareholder Services Fees — Class C	14
Payable for Administration Fees	32
Payable for Custodian Fees	25
Payable for Sub Transfer Agency Fees — Class I	19
Payable for Sub Transfer Agency Fees — Class A	4
Payable for Sub Transfer Agency Fees — Class C	1
Payable for Professional Fees	17
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	—	@
Other Liabilities	13
Total Liabilities	12,683
Net Assets	$511,066
Net Assets Consist of:
Paid-in-Capital	$359,205
Total Distributable Earnings	151,861
Net Assets	$511,066

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Asia Opportunity Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2020 (000)
CLASS I:
Net Assets	$366,758
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	11,561,070
Net Asset Value, Offering and Redemption Price Per Share	$31.72
CLASS A:
Net Assets	$98,559
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	3,150,119
Net Asset Value, Redemption Price Per Share	$31.29
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.73
Maximum Offering Price Per Share	$33.02
CLASS C:
Net Assets	$19,042
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	626,580
Net Asset Value, Offering and Redemption Price Per Share	$30.39
CLASS IS:
Net Assets	$26,707
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	840,849
Net Asset Value, Offering and Redemption Price Per Share	$31.76
(1) Including: Securities on Loan, at Value:	$30,532

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Asia Opportunity Portfolio

Statement of Operations	Year Ended December 31, 2020 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $152 of Foreign Taxes Withheld)	$1,375
Income from Securities Loaned — Net	211
Dividends from Security of Affiliated Issuer (Note G)	60
Total Investment Income	1,646
Expenses:
Advisory Fees (Note B)	2,250
Shareholder Services Fees — Class A (Note D)	141
Distribution and Shareholder Services Fees — Class C (Note D)	110
Administration Fees (Note C)	225
Sub Transfer Agency Fees — Class I	116
Sub Transfer Agency Fees — Class A	46
Sub Transfer Agency Fees — Class C	6
Professional Fees	117
Custodian Fees (Note F)	98
Registration Fees	95
Shareholder Reporting Fees	29
Transfer Agency Fees — Class I (Note E)	4
Transfer Agency Fees — Class A (Note E)	4
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class IS (Note E)	2
Directors' Fees and Expenses	7
Pricing Fees	2
Other Expenses	24
Total Expenses	3,279
Rebate from Morgan Stanley Affiliate (Note G)	(39)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(1)
Net Expenses	3,239
Net Investment Loss	(1,593)
Realized Gain (Loss):
Investments Sold (Net of $9 of Capital Gain Country Tax)	6,107
Foreign Currency Translation	(140)
Net Realized Gain	5,967
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $2,152)	132,043
Foreign Currency Translation	(1)
Net Change in Unrealized Appreciation (Depreciation)	132,042
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	138,009
Net Increase in Net Assets Resulting from Operations	$136,416

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Asia Opportunity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2020 (000)	Year Ended December 31, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(1,593)	$(49)
Net Realized Gain (Loss)	5,967	(1,070)
Net Change in Unrealized Appreciation (Depreciation)	132,042	24,040
Net Increase in Net Assets Resulting from Operations	136,416	22,921
Dividends and Distributions to Shareholders:
Class I	(3,671)	(37)
Class A	(1,035)	—
Class C	(190)	—
Class IS	(280)	(— @)
Total Dividends and Distributions to Shareholders	(5,176)	(37)
Capital Share Transactions:(1)
Class I:
Subscribed	275,285	49,930
Distributions Reinvested	3,669	37
Redeemed	(89,217)	(7,719)
Class A:
Subscribed	60,482	46,014
Distributions Reinvested	1,027	—
Redeemed	(31,767)	(13,086)
Class C:
Subscribed	9,579	4,940
Distributions Reinvested	190	—
Redeemed	(3,635)	(653)
Class IS:
Subscribed	18,500	—
Distributions Reinvested	280	— @
Redeemed	(2,000)	—
Net Increase in Net Assets Resulting from Capital Share Transactions	242,393	79,463
Redemption Fees	51	29
Total Increase in Net Assets	373,684	102,376
Net Assets:
Beginning of Period	137,382	35,006
End of Period	$511,066	$137,382
(1) Capital Share Transactions:
Class I:
Shares Subscribed	11,091	2,659
Shares Issued on Distributions Reinvested	118	2
Shares Redeemed	(3,635)	(428)
Net Increase in Class I Shares Outstanding	7,574	2,233
Class A:
Shares Subscribed	2,396	2,421
Shares Issued on Distributions Reinvested	33	—
Shares Redeemed	(1,448)	(732)
Net Increase in Class A Shares Outstanding	981	1,689
Class C:
Shares Subscribed	374	269
Shares Issued on Distributions Reinvested	6	—
Shares Redeemed	(168)	(36)
Net Increase in Class C Shares Outstanding	212	233
Class IS:
Shares Subscribed	897	—
Shares Issued on Distributions Reinvested	9	— @@
Shares Redeemed	(66)	—
Net Increase in Class IS Shares Outstanding	840	— @@

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Asia Opportunity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016
Net Asset Value, Beginning of Period	$21.02		$14.53		$16.92		$9.68		$10.03
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	(0.12)		0.02		0.01		(0.04)		(0.03)
Net Realized and Unrealized Gain (Loss)	11.16		6.47		(2.30)		7.47		(0.10)
Total from Investment Operations	11.04		6.49		(2.29)		7.43		(0.13)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.01)		—		—		(0.08)
Net Realized Gain	(0.34)		—		(0.10)		(0.19)		—
Paid-in-Capital	—		—		—		—		(0.14)
Total Distributions	(0.34)		(0.01)		(0.10)		(0.19)		(0.22)
Redemption Fees	0.00	(2)	0.01		0.00	(2)	0.00	(2)	—
Net Asset Value, End of Period	$31.72		$21.02		$14.53		$16.92		$9.68
Total Return(3)	52.53%		44.74%		(13.65)%		76.82%		(1.34)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$366,758		$83,805		$25,479		$15,913		$5,405
Ratio of Expenses Before Expense Limitation	N/A		1.28%		1.67%		3.10%		5.28%
Ratio of Expenses After Expense Limitation	1.06	%(4)	1.08	%(4)	1.09	%(4)	1.06	%(4)	1.08	%(4)
Ratio of Net Investment Income (Loss)	(0.48	)%(4)	0.11	%(4)	0.04	%(4)	(0.27	)%(4)	(0.31	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.02%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	44%		27%		63%		50%		44%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Asia Opportunity Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016
Net Asset Value, Beginning of Period	$20.79		$14.42		$16.84		$9.67		$10.03
Income (Loss) from Investment Operations:
Net Investment Loss(1)	(0.19)		(0.06)		(0.04)		(0.10)		(0.08)
Net Realized and Unrealized Gain (Loss)	11.03		6.42		(2.28)		7.46		(0.09)
Total from Investment Operations	10.84		6.36		(2.32)		7.36		(0.17)
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		—		(0.05)
Net Realized Gain	(0.34)		—		(0.10)		(0.19)		—
Paid-in-Capital	—		—		—		—		(0.14)
Total Distributions	(0.34)		—		(0.10)		(0.19)		(0.19)
Redemption Fees	0.00	(2)	0.01		0.00	(2)	0.00	(2)	—
Net Asset Value, End of Period	$31.29		$20.79		$14.42		$16.84		$9.67
Total Return(3)	52.15%		44.17%		(13.89)%		76.17%		(1.67)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$98,559		$45,111		$6,930		$2,873		$535
Ratio of Expenses Before Expense Limitation	N/A		1.56%		2.05%		3.50%		6.36%
Ratio of Expenses After Expense Limitation	1.34	%(4)	1.37	%(4)	1.44	%(4)	1.44	%(4)	1.44	%(4)
Ratio of Net Investment Loss	(0.76	)%(4)	(0.33	)%(4)	(0.22	)%(4)	(0.69	)%(4)	(0.78	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.02%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	44%		27%		63%		50%		44%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Asia Opportunity Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016
Net Asset Value, Beginning of Period	$20.35		$14.21		$16.73		$9.68		$10.03
Income (Loss) from Investment Operations:
Net Investment Loss(1)	(0.36)		(0.17)		(0.15)		(0.22)		(0.14)
Net Realized and Unrealized Gain (Loss)	10.74		6.30		(2.27)		7.46		(0.10)
Total from Investment Operations	10.38		6.13		(2.42)		7.24		(0.24)
Distributions from and/or in Excess of:
Net Realized Gain	(0.34)		—		(0.10)		(0.19)		—
Paid-in-Capital	—		—		—		—		(0.11)
Total Distributions	(0.34)		—		(0.10)		(0.19)		(0.11)
Redemption Fees	0.00	(2)	0.01		0.00	(2)	0.00	(2)	—
Net Asset Value, End of Period	$30.39		$20.35		$14.21		$16.73		$9.68
Total Return(3)	51.02%		43.21%		(14.58)%		74.85%		(2.44)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$19,042		$8,445		$2,582		$431		$10
Ratio of Expenses Before Expense Limitation	N/A		2.33%		2.80%		5.26%		27.34%
Ratio of Expenses After Expense Limitation	2.08	%(4)	2.14	%(4)	2.19	%(4)	2.19	%(4)	2.19	%(4)
Ratio of Net Investment Loss	(1.49	)%(4)	(0.95	)%(4)	(0.92	)%(4)	(1.51	)%(4)	(1.42	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.02%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	44%		27%		63%		50%		44%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Asia Opportunity Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016
Net Asset Value, Beginning of Period	$21.04		$14.54		$16.92		$9.68		$10.03
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	(0.09)		0.03		0.01		(0.02)		(0.03)
Net Realized and Unrealized Gain (Loss)	11.15		6.48		(2.29)		7.45		(0.10)
Total from Investment Operations	11.06		6.51		(2.28)		7.43		(0.13)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.02)		—		—		(0.08)
Net Realized Gain	(0.34)		—		(0.10)		(0.19)		—
Paid-in-Capital	—		—		—		—		(0.14)
Total Distributions	(0.34)		(0.02)		(0.10)		(0.19)		(0.22)
Redemption Fees	0.00	(2)	0.01		0.00	(2)	0.00	(2)	—
Net Asset Value, End of Period	$31.76		$21.04		$14.54		$16.92		$9.68
Total Return(3)	52.58%		44.82%		(13.59)%		76.82%		(1.29)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$26,707		$21		$15		$17		$10
Ratio of Expenses Before Expense Limitation	1.03%		11.85%		13.31%		17.65%		25.20%
Ratio of Expenses After Expense Limitation	1.01	%(4)	1.03	%(4)	1.04	%(4)	1.04	%(4)	1.04	%(4)
Ratio of Net Investment Income (Loss)	(0.32	)%(4)	0.19	%(4)	0.05	%(4)	(0.18	)%(4)	(0.26	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.02%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	44%		27%		63%		50%		44%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-one separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Asia Opportunity Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (5) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs)

and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Banks	$44,162	$47,270	$—	$91,432
Beverages	—	53,026	—	53,026
Biotechnology	—	1,439	—	1,439
Diversified Consumer Services	27,718	7,133	—	34,851
Entertainment	20,922	—	—	20,922

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Food Products	$—	$37,478	$—	$37,478
Health Care Providers & Services	806	—	—	806
Hotels, Restaurants & Leisure	3,548	10,496	—	14,044
Household Durables	—	7,221	—	7,221
Insurance	—	20,895	—	20,895
Interactive Media & Services	—	44,653	—	44,653
Internet & Direct Marketing Retail	42,171	38,189	—	80,360
Life Sciences Tools & Services	—	8,061	—	8,061
Semiconductors & Semiconductor Equipment	—	30,663	—	30,663
Textiles, Apparel & Luxury Goods	—	17,182	—	17,182
Total Common Stocks	139,327	323,706	—	463,033
Short-Term Investments
Investment Company	52,775	—	—	52,775
Repurchase Agreements	—	1,197	—	1,197
Total Short-Term Investments	52,775	1,197	—	53,972
Total Assets	$192,102	$324,903	$—	$517,005

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund sells an

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

As of December 31, 2020, the Fund did not have any outstanding purchased options.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2020 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(180	)(a)

(a) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$155	(b)

(b) Amounts are included in Investments in the Statement of Operations.

For the year ended December 31, 2020, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	14,957,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2020:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$30,532	(c)	$—	$(30,532	)(d)(e)	$0

(c) Represents market value of loaned securities at period end.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

(d) The Fund received cash collateral of approximately $8,604,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $22,897,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(e) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2020:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$8,604	$—	$—	$—	$8,604
Total Borrowings	$8,604	$—	$—	$—	$8,604
Gross amount of recognized liabilities for securities lending transactions					$8,604

7.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

8.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2020, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.79% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.10% for Class I shares, 1.45% for Class A shares, 2.20% for Class C shares and 1.05% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2020,

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

approximately $1,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a

Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2020, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $313,814,000 and $114,120,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2020.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2020, advisory fees paid were reduced by approximately $39,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2020 is as follows:

Affiliated Investment Company	Value December 31, 2019 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$14,961	$260,654	$222,840	$60
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2020 (000)
Liquidity Funds	$—	$—	$52,775

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2020, the Fund did not engage in any cross-trade transactions.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2020 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2020 and 2019 was as follows:

2020 Distributions Paid From:		2019 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$3,766	$1,410	$37	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2020.

At December 31, 2020, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$4,138

During the year ended December 31, 2020, the Fund utilized capital loss carryforwards for U. S. federal income tax purposes of approximately $2,541,000.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2020, the Fund did not have any borrowings under the Facility.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

J. Other: At December 31, 2020, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 35.5%.

K. Market Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Asia Opportunity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Asia Opportunity Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Asia Opportunity Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2021

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2020.

The Fund designated and paid approximately $1,410,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2019. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $404,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $152,000 and has derived net income from sources within foreign countries amounting to approximately $1,528,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				79

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP plc (November 2010May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020); and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	79	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	80

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015) Chairman, Opus Capital Group (1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	80

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	79	Director of NVR, Inc. (home construction).

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	80	Director, Rubicon Investment (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the fixed Income Sub-Committee of the Investment committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				79	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	80	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Boards since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	79	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2020) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 1633 Broadway New York, NY 10019 Birth Year: 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

35

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2021 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIASOPPANN
3386849 EXP 02.28.22

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

China Equity Portfolio

Annual Report

December 31, 2020

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	21
Liquidity Risk Management Program	22
Federal Tax Notice	23
Privacy Notice	24
Director and Officer Information	27

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in China Equity Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2021

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Expense Example (unaudited)

China Equity Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Actual Ending Account Value 12/31/20	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
China Equity Portfolio Class I	$1,000.00	$1,195.70	$1,019.30	$6.40	$5.89	1.16%
China Equity Portfolio Class A	1,000.00	1,193.00	1,017.34	8.54	7.86	1.55
China Equity Portfolio Class C	1,000.00	1,189.50	1,013.57	12.66	11.64	2.30
China Equity Portfolio Class IS	1,000.00	1,195.90	1,019.36	6.35	5.84	1.15

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.
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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited)

China Equity Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2020, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 28.80%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the MSCI China Net Index, which returned 29.49%.

Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  For the year ending December 31, 2020, the Fund's sector allocation contributed strongly to returns. However, our stock selection detracted from returns, offsetting the gains from sector allocation.

•  Our overweight allocation to consumer staples, along with our underweight to energy, financials and real estate, contributed most to returns.

•  While our stock selection in consumer staples, communication services and financials contributed to returns, it was more than offset by the drag from stock selection in consumer discretionary and health care, which hampered the portfolio's overall performance.

•  The top contributors to the Fund's performance over the year were our holdings in a premium Chinese liquor maker, a Chinese semiconductor foundry and a major beer producer in China. We believe these companies have benefited from structural growth themes in China, including consumption upgrade and technology supply chain localization.

•  The largest detractors from performance were our zero allocation to a food delivery company, a Chinese new energy vehicle maker and a major e-commerce company. Our overweight to two pharmaceutical companies also detracted.

Management Strategies

•  China equities staged a strong rebound after the pandemic-induced selloffs in March 2020, outperforming regional peers for the year, thanks to China's effective virus control, rapid economic recovery and accommodative policies. Against the backdrop of heightened U.S.-China tensions and new consumption demand generated by coronavirus controls, domestic demand-driven sectors such as consumers, health care and internet saw a strong rally, while cyclical sectors such as energy, real estate and financials underperformed.

•  We consolidated the Fund's portfolio throughout the year, trimming our exposure to financials and real estate sectors as we foresaw a challenging macroeconomic backdrop for these sectors. Meanwhile, we added positions in high quality companies with structural growth opportunities, mostly in "new economy" sectors such as consumers, health care and information technology.

•  In particular, we see strong momentum in China's consumption upgrade, which can help drive growth and lift profit margins for leading companies that are able to capture the premiumization trend. We also added exposure to heath care companies that we believe have strong innovative capabilities and an ability to gain market share in the domestic market. We also see secular trends of supply chain localization and import substitution across various industries, and we believe companies with competitive products and effective business strategies are more likely to increase penetration and win market share from foreign competitors.

•  Regarding the implications of the COVID-19 pandemic, we believe surviving companies with strong balance sheets and cash flow could become market share consolidators afterward and thus likely long-term winners. In addition, the pandemic is likely to foster digital trends on both the consumer and enterprise sides, favoring companies that embrace and enable the digital economy.

•  Our China portfolio has always been focused on long-term fundamentals, and the impact of coronavirus on near-term market sentiment will not change our long-term investment philosophy. We

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

China Equity Portfolio

continue to focus on investing in quality growth companies with structural growth, competitive advantages and financial strength.

•  Our medium-term view of the market hinges on whether the Chinese government can take the external pressure to further launch and implement long-term reform measures. While the economic growth rate may continue to slow, reforms could help enhance the quality and sustainability of the economy, which in turn could help boost China's corporate return on equity and valuation multiple. There are also structural themes that will likely play out, including the ongoing industry consolidation and consumption upgrade. We expect "new economy" companies to deliver superior growth and attract market interest as the Chinese economy continues to evolve. Against the macro backdrop of slower growth and lower global interest rates, we believe high quality stocks with secular growth trends will likely continue to enjoy a valuation premium and outperform the market in the longer run. As such, we believe bottom-up stock selection is important to generate outperformance by identifying companies with structural growth, competitive advantages, strong governance and financial strength.

•  The investment team actively selects positions in a limited number of equity securities (25 to 50 holdings) using a fundamental bottom-up stock selection process informed by macro thematic research on China. We employ this consistent and targeted approach, seeking companies with strong sustainable earnings growth and fundamentals.

•  The investment process takes into account information about environmental, social and governance (ESG) issues when making investment decisions. The team focuses on engaging company management around corporate governance practices, as well as what we consider to be materially important environmental and/or social issues facing a company.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

China Equity Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on October 31, 2019.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI China Net Index(1) and the Lipper China Region Funds Index(2)

	Period Ended December 31, 2020 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	28.80%	—	—	33.52%
Fund — Class A Shares w/o sales charges(4)	28.30	—	—	32.98
Fund — Class A Shares with maximum 5.25% sales charges(4)	21.59	—	—	27.02
Fund — Class C Shares w/o sales charges (4)	27.38	—	—	32.05
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	26.38	—	—	32.05
Fund — Class IS Shares w/o sales charges(4)	28.82	—	—	33.54
MSCI China Net Index	29.49	—	—	35.70
Lipper China Region Funds Index	36.61	—	—	38.30

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI China Net Index is a free float-adjusted market capitalization index that captures large and mid cap representation across China A shares, H shares, B shares, Red chips, P chips and foreign listings (e.g. ADRs). The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper China Region Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper China Region Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Fund was in the Lipper China Region Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on October 31, 2019.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments

China Equity Portfolio

	Shares	Value (000)
Common Stocks (96.9%)
Banks (6.0%)
China Construction Bank Corp. H Shares (a)	503,000	$379
China Merchants Bank Co., Ltd. H Shares (a)	51,500	326
Industrial & Commercial Bank of China Ltd. H Shares (a)	211,000	136
		841
Beverages (13.9%)
China Resources Beer Holdings Co., Ltd. (a)	76,000	699
Kweichow Moutai Co., Ltd., Class A	4,100	1,253
		1,952
Capital Markets (4.4%)
Hong Kong Exchanges & Clearing Ltd.	11,200	614
Computers & Peripherals (2.5%)
Xiaomi Corp., Class B (a)(b)	82,000	349
Diversified Consumer Services (6.8%)
New Oriental Education & Technology Group, Inc. ADR (b)	3,300	613
TAL Education Group ADR (b)	4,700	336
		949
Electronic Equipment, Instruments & Components (1.1%)
Universal Scientific Industrial Shanghai Co., Ltd., Class A	50,700	150
Food Products (6.6%)
China Mengniu Dairy Co., Ltd. (a)(b)	110,000	663
Yihai International Holding Ltd. (a)(b)	18,000	267
		930
Health Care Equipment & Supplies (1.5%)
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares (a)	96,000	217
Insurance (2.6%)
Ping An Insurance Group Co. of China Ltd. H Shares (a)	30,500	371
Interactive Media & Services (19.1%)
Tencent Holdings Ltd. (a)	37,200	2,677
Internet & Direct Marketing Retail (20.2%)
Alibaba Group Holding Ltd. (a)(b)	64,228	1,868
Alibaba Group Holding Ltd. ADR (b)	1,034	241
JD Health International, Inc. (a)(b)	4,000	77
Meituan, Class B (a)(b)	17,200	648
		2,834
Pharmaceuticals (4.3%)
CSPC Pharmaceutical Group Ltd. (a)	214,960	219
Jiangsu Hengrui Medicine Co., Ltd., Class A	15,718	268
Joincare Pharmaceutical Group Industry Co. Ltd.	57,500	122
		609
Real Estate Management & Development (0.6%)
China Resources Land Ltd. (a)	22,000	91
Semiconductors & Semiconductor Equipment (2.3%)
Hua Hong Semiconductor Ltd. (a)(b)	58,000	330
	Shares	Value (000)
Textiles, Apparel & Luxury Goods (3.9%)
Shenzhou International Group Holdings Ltd. (a)	27,800	$545
Wireless Telecommunication Services (1.1%)
China Mobile Ltd. (a)	27,500	157
Total Common Stocks (Cost $9,634)		13,616
Short-Term Investment (3.0%)
Investment Company (3.0%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $415)	415,157	415
Total Investments (99.9%) (Cost $10,049) (c)(d)		14,031
Other Assets in Excess of Liabilities (0.1%)		19
Net Assets (100.0%)		$14,050

(a)  Security trades on the Hong Kong exchange.

(b)  Non-income producing security.

(c)  The approximate fair value and percentage of net assets, $12,349,000 and 87.9%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(d)  At December 31, 2020, the aggregate cost for federal income tax purposes is approximately $10,406,000. The aggregate gross unrealized appreciation is approximately $4,141,000 and the aggregate gross unrealized depreciation is approximately $516,000, resulting in net unrealized appreciation of approximately $3,625,000.

ADR  American Depositary Receipt.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	27.4%
Internet & Direct Marketing Retail	20.2
Interactive Media & Services	19.1
Beverages	13.9
Diversified Consumer Services	6.8
Food Products	6.6
Banks	6.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

China Equity Portfolio

Statement of Assets and Liabilities	December 31, 2020 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $9,634)	$13,616
Investment in Security of Affiliated Issuer, at Value (Cost $415)	415
Total Investments in Securities, at Value (Cost $10,049)	14,031
Due from Adviser	7
Receivable from Affiliate	—	@
Other Assets	39
Total Assets	14,077
Liabilities:
Payable for Professional Fees	15
Payable for Custodian Fees	2
Payable for Transfer Agency Fees — Class I	—-	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Administration Fees	1
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Other Liabilities	9
Total Liabilities	27
Net Assets	$14,050
Net Assets Consist of:
Paid-in-Capital	$10,215
Total Distributable Earnings	3,835
Net Assets	$14,050
CLASS I:
Net Assets	$13,970
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,010,221
Net Asset Value, Offering and Redemption Price Per Share	$13.83
CLASS A:
Net Assets	$14
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,010
Net Asset Value, Redemption Price Per Share	$13.81
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.77
Maximum Offering Price Per Share	$14.58
CLASS C:
Net Assets	$52
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	3,797
Net Asset Value, Offering and Redemption Price Per Share	$13.72
CLASS IS:
Net Assets	$14
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,013
Net Asset Value, Offering and Redemption Price Per Share	$13.83

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

China Equity Portfolio

Statement of Operations	Year Ended December 31, 2020 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $9 of Foreign Taxes Withheld)	$124
Dividends from Security of Affiliated Issuer (Note G)	1
Total Investment Income	125
Expenses:
Professional Fees	115
Offering Costs	101
Advisory Fees (Note B)	96
Registration Fees	19
Shareholder Reporting Fees	15
Administration Fees (Note C)	10
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Custodian Fees (Note F)	7
Directors' Fees and Expenses	2
Pricing Fees	1
Shareholder Services Fees — Class A (Note D)	— @
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Other Expenses	16
Total Expenses	390
Expenses Reimbursed by Adviser (Note B)	(148)
Waiver of Advisory Fees (Note B)	(96)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	139
Net Investment Loss	(14)
Realized Gain:
Investments Sold	56
Foreign Currency Translation	2
Net Realized Gain	58
Change in Unrealized Appreciation (Depreciation):
Investments	3,092
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	3,150
Net Increase in Net Assets Resulting from Operations	$3,136

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

China Equity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2020 (000)		Period from October 31, 2019^ to December 31, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(14)		$(16)
Net Realized Gain	58		5
Net Change in Unrealized Appreciation (Depreciation)	3,092		890
Net Increase in Net Assets Resulting from Operations	3,136		879
Dividends and Distributions to Shareholders:
Class I	(180)		—
Class A	(—	@)	—
Class C	(—	@)	—
Class IS	(—	@)	—
Total Dividends and Distributions to Shareholders	(180)		—
Capital Share Transactions:(1)
Class I:
Subscribed	—		9,970
Distributions Reinvested	180		—
Class A:
Subscribed	—		10
Distributions Reinvested	—	@	—
Class C:
Subscribed	35		10
Distributions Reinvested	—	@	—
Redeemed	(—	@)	—
Class IS:
Subscribed	—		10
Distributions Reinvested	—	@	—
Net Increase in Net Assets Resulting from Capital Share Transactions	215		10,000
Total Increase in Net Assets	3,171		10,879
Net Assets:
Beginning of Period	10,879		—
End of Period	$14,050		$10,879
(1) Capital Share Transactions:
Class I:
Shares Subscribed	—		997
Shares Issued on Distributions Reinvested	13		—
Net Increase in Class I Shares Outstanding	13		997
Class A:
Shares Subscribed	—		1
Shares Issued on Distributions Reinvested	—	@@	—
Net Increase in Class A Shares Outstanding	—	@@	1
Class C:
Shares Subscribed	3		1
Shares Issued on Distributions Reinvested	—	@@	—
Shares Redeemed	(—	@@)	—
Net Increase in Class C Shares Outstanding	3		1
Class IS:
Shares Subscribed	—		1
Shares Issued on Distributions Reinvested	—	@@	—
Net Increase in Class IS Shares Outstanding	—	@@	1

^  Commencement of Operations.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

China Equity Portfolio

	Class I
Selected Per Share Data and Ratios	Year Ended December 31, 2020		Period from October 31, 2019(1) to December 31, 2019
Net Asset Value, Beginning of Period	$10.88		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.01)		(0.02)
Net Realized and Unrealized Gain	3.14		0.90
Total from Investment Operations	3.13		0.88
Distributions from and/or in Excess of:
Net Investment Income	(0.18)		—
Net Asset Value, End of Period	$13.83		$10.88
Total Return(3)	28.80%		8.80	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$13,970		$10,846
Ratio of Expenses Before Expense Limitation	3.20%		5.72	%(6)
Ratio of Expenses After Expense Limitation	1.16	%(4)	1.15	%(4)(6)
Ratio of Net Investment Loss	(0.11	)%(4)	(0.98	)%(4)(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01	%(6)
Portfolio Turnover Rate	25%		0	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

China Equity Portfolio

	Class A
Selected Per Share Data and Ratios	Year Ended December 31, 2020		Period from October 31, 2019(1) to December 31, 2019
Net Asset Value, Beginning of Period	$10.87		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.06)		(0.02)
Net Realized and Unrealized Gain	3.13		0.89
Total from Investment Operations	3.07		0.87
Distributions from and/or in Excess of:
Net Investment Income	(0.13)		—
Net Asset Value, End of Period	$13.81		$10.87
Total Return(3)	28.30%		8.70	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$14		$11
Ratio of Expenses Before Expense Limitation	21.25%		19.30	%(6)
Ratio of Expenses After Expense Limitation	1.54	%(4)	1.54	%(4)(6)
Ratio of Net Investment Loss	(0.50	)%(4)	(1.37	)%(4)(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01	%(6)
Portfolio Turnover Rate	25%		0	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

China Equity Portfolio

	Class C
Selected Per Share Data and Ratios	Year Ended December 31, 2020		Period from October 31, 2019(1) to December 31, 2019
Net Asset Value, Beginning of Period	$10.86		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.21)		(0.04)
Net Realized and Unrealized Gain	3.18		0.90
Total from Investment Operations	2.97		0.86
Distributions from and/or in Excess of:
Net Investment Income	(0.11)		—
Net Asset Value, End of Period	$13.72		$10.86
Total Return(3)	27.38%		8.60	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$52		$11
Ratio of Expenses Before Expense Limitation	13.32%		20.07	%(6)
Ratio of Expenses After Expense Limitation	2.29	%(4)	2.29	%(4)(6)
Ratio of Net Investment Loss	(1.66	)%(4)	(2.12	)%(4)(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01	%(6)
Portfolio Turnover Rate	25%		0	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

China Equity Portfolio

	Class IS
Selected Per Share Data and Ratios	Year Ended December 31, 2020		Period from October 31, 2019(1) to December 31, 2019
Net Asset Value, Beginning of Period	$10.88		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.01)		(0.02)
Net Realized and Unrealized Gain	3.14		0.90
Total from Investment Operations	3.13		0.88
Distributions from and/or in Excess of:
Net Investment Income	(0.18)		—
Net Asset Value, End of Period	$13.83		$10.88
Total Return(3)	28.82%		8.80	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$14		$11
Ratio of Expenses Before Expense Limitation	20.92%		19.05	%(6)
Ratio of Expenses After Expense Limitation	1.14	%(4)	1.14	%(4)(6)
Ratio of Net Investment Loss	(0.10	)%(4)	(0.97	)%(4)(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01	%(6)
Portfolio Turnover Rate	25%		0	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-one separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the China Equity Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Banks	$—	$841	$—	$841
Beverages	—	1,952	—	1,952
Capital Markets	—	614	—	614
Computers & Peripherals	—	349	—	349
Diversified Consumer Services	949	—	—	949
Electronic Equipment, Instruments & Components	—	150	—	150
Food Products	—	930	—	930
Health Care Equipment & Supplies	—	217	—	217
Insurance	—	371	—	371
Interactive Media & Services	—	2,677	—	2,677

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Internet & Direct Marketing Retail	$318	$2,516	$—	$2,834
Pharmaceuticals	—	609	—	609
Real Estate Management & Development	—	91	—	91
Semiconductors & Semiconductor Equipment	—	330	—	330
Textiles, Apparel & Luxury Goods	—	545	—	545
Wireless Telecommunication Services	—	157	—	157
Total Common Stocks	1,267	12,349	—	13,616
Short-Term Investment
Investment Company	415	—	—	415
Total Assets	$1,682	$12,349	$—	$14,031

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

5.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.80% of the daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.20% for Class I shares, 1.55% for Class A shares, 2.30% for Class C shares and 1.15% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2020, approximately $96,000 of advisory fees were waived and approximately $154,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

Effective December 9, 2020, the Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2020, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $3,081,000 and $2,959,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2020.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2020, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2020 is as follows:

Affiliated Investment Company	Value December 31, 2019 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$550	$1,621	$1,756	$1
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2020 (000)
Liquidity Funds	$—	$—	$415

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2020, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the two-year period ended December 31, 2020 remains subject to examination by taxing authorities.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2020 and 2019 was as follows:

2020 Distributions Paid From:		2019 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$180	$—	$—	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2020.

At December 31, 2020, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$240	$18

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2020, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2020, the Fund did not have record owners of 10% or greater.

K. Market Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
China Equity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of China Equity Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year ended December 31, 2020 and the period from October 31, 2019 (commencement of operations) through December 31, 2019 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of China Equity Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2020, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for the year ended December 31, 2020 and the period from October 31, 2019 (commencement of operations) through December 31, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2021

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2020. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $34,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				79

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP plc (November 2010May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020); and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	79	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	80

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015) Chairman, Opus Capital Group (1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	80

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	79	Director of NVR, Inc. (home construction).

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	80	Director, Rubicon Investment (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the fixed Income Sub-Committee of the Investment committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				79	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	80	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Boards since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	79	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2020) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 1633 Broadway New York, NY 10019 Birth Year: 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

31

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2021 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFICEQANN
3386852 EXP 02.28.22

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Counterpoint Global Portfolio

(formerly Global Counterpoint Portfolio)

Annual Report

December 31, 2020

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	27
Liquidity Risk Management Program	28
Federal Tax Notice	29
Privacy Notice	30
Director and Officer Information	33

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Counterpoint Global Portfolio (the "Fund") (formerly Global Counterpoint Portfolio) performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2021

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Expense Example (unaudited)

Counterpoint Global Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Actual Ending Account Value 12/31/20	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Counterpoint Global Portfolio Class I	$1,000.00	$1,399.40	$1,019.91	$6.27	$5.28	1.04%
Counterpoint Global Portfolio Class A	1,000.00	1,397.80	1,018.15	8.38	7.05	1.39
Counterpoint Global Portfolio Class C	1,000.00	1,392.00	1,014.38	12.87	10.84	2.14
Counterpoint Global Portfolio Class IS	1,000.00	1,399.80	1,020.16	6.97	5.03	0.99

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited)

Counterpoint Global Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2020, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 72.70%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI All Country World Net Index (the "Index"), which returned 16.25%.

Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Global equities, as measured by the Index, rose 16.25% in the year, bouncing back strongly in a year of significant volatility caused by the COVID-19 pandemic. With lockdowns and disruptions to economic activity driving much of the world economy into a deep recession, governments and central banks responded with massive fiscal and monetary stimulus. These measures helped soothe the markets, kept liquidity flowing and supported a faster-than-expected rebound in economic activity. Toward year end, positive vaccine news added to the hope that economies could normalize in 2021, while the election of U.S. President Joe Biden and the Brexit trade deal reduced other sources of market uncertainty that were prevalent in 2020.

•  Index performance was led by the information technology, consumer discretionary and communication services sectors. Energy, real estate and financials, each with negative performance for the year, were the Index's weakest performing sectors.

•  Counterpoint Global seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will result from stock selection, given our philosophy and process. For the year, the Fund outperformed the Index.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The Fund outperformed the Index in this reporting period due to favorable stock selection with a smaller contribution from sector allocations.

•  Strong stock selection in information technology and consumer discretionary contributed the majority of the Fund's relative outperformance, further supported by overweights to both sectors. Seven of the 10 largest contributing holdings were from these two sectors, led by a cloud-based platform that enables retailers and manufacturers to have a web-store and online presence. The company has become the provider of choice for small and medium-sized merchants who generally do not have sufficient scale to build their own bespoke online e-commerce systems.

•  Stock selection in health care, communication services, industrials, consumer staples, financials and real estate added to relative gains, to a lesser extent.

•  Given the magnitude of the Fund's outperformance relative to the benchmark, there were no meaningful sector detractors from performance. An overweight to the health care sector marginally hurt relative performance, but it was more than offset by the strength of our stock selection there, which outperformed the Index.

Management Strategies

•  As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over a five-year horizon, and owning a portfolio of unique companies whose market value we believe can increase significantly for underlying fundamental reasons.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

Counterpoint Global Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on June 29, 2018.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI All Country World Net Index(1) and the Lipper Global Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2020 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	72.70%	—	—	31.30%
Fund — Class A Shares w/o sales charges(4)	72.25	—	—	30.87
Fund — Class A Shares with maximum 5.25% sales charges(4)	63.14	—	—	28.10
Fund — Class C Shares w/o sales charges(4)	70.89	—	—	29.86
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	69.89	—	—	29.86
Fund — Class IS Shares w/o sales charges(4)	72.88	—	—	31.36
MSCI All Country World Net Index	16.25	—	—	12.35
Lipper Global Multi-Cap Growth Funds Index	36.37	—	—	19.35

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI All Country World Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Global Multi-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on June 29, 2018.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments

Counterpoint Global Portfolio

	Shares	Value (000)
Common Stocks (91.6%)
Argentina (0.1%)
Globant SA (a)	85	$19
Australia (1.1%)
Afterpay Ltd. (a)	678	62
Brookfield Infrastructure Partners LP	1,500	74
Redbubble Ltd. (a)	8,693	37
Xero Ltd. (a)	847	96
		269
Brazil (0.1%)
B3 SA - Brasil Bolsa Balcao	390	5
Magazine Luiza SA	2,509	12
		17
Canada (4.2%)
Brookfield Asset Management, Inc., Class A	1,774	73
Canada Goose Holdings, Inc. (a)	3,087	92
Canadian National Railway Co.	226	25
Colliers International Group, Inc.	1,074	96
Constellation Software, Inc.	88	114
FirstService Corp.	1,322	181
Score Media and Gaming, Inc. (a)	15,910	19
Shopify, Inc., Class A (a)	390	441
Topicus.com, Inc. (a)	164	1
		1,042
China (3.6%)
Alibaba Group Holding Ltd. ADR (a)	474	110
China East Education Holdings Ltd. (b)	3,000	7
China Resources Beer Holdings Co., Ltd. (b)	2,000	18
Foshan Haitian Flavouring & Food Co., Ltd., Class A	5,160	158
Haidilao International Holding Ltd. (b)	2,000	15
Hangzhou Tigermed Consulting Co. Ltd. H Shares (a)(b)	500	12
Huazhu Group Ltd. ADR	89	4
HUYA, Inc. ADR (a)	1,255	25
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	900	6
Meituan, Class B (a)(b)	3,800	143
New Frontier Health Corp. (a)	1,068	9
Shenzhou International Group Holdings Ltd. (b)	800	16
TAL Education Group ADR (a)	3,784	271
Tencent Holdings Ltd. (b)	300	22
Trip.com Group Ltd. ADR (a)	1,772	60
		876
Denmark (1.8%)
Chr Hansen Holding A/S (a)	862	89
DSV Panalpina A/S	2,037	342
Novo Nordisk A/S Series B	66	5
		436
Finland (0.1%)
Revenio Group Oyj	518	32
	Shares	Value (000)
France (3.2%)
Christian Dior SE	227	$126
Dassault Systemes SE	244	49
EssilorLuxottica SA	109	17
Getlink SE (a)	2,348	41
Hermes International	404	434
L'Oreal SA (BSRM)	68	26
Pernod Ricard SA	254	49
Remy Cointreau SA	164	31
		773
Germany (0.8%)
Adidas AG (a)	156	57
CompuGroup Medical SE & Co. KGaA	426	41
HelloFresh SE (a)	289	22
Puma SE (a)	94	11
Zalando SE (a)	524	58
		189
Hong Kong (0.4%)
AIA Group Ltd.	7,800	95
India (2.5%)
HDFC Bank Ltd. ADR (a)	7,568	547
ICICI Bank Ltd. ADR (a)	4,311	64
		611
Italy (1.3%)
Brunello Cucinelli SpA (a)	354	15
Davide Campari-Milano N.V.	4,859	56
Moncler SpA (a)	3,890	239
		310
Japan (1.7%)
BASE, Inc. (a)	900	85
Demae-Can Co., Ltd. (a)	1,200	37
Freee KK (a)	200	19
Keyence Corp.	300	169
Mercari, Inc.	200	9
Pigeon Corp.	2,200	91
		410
Korea, Republic of (0.2%)
NAVER Corp.	178	48
Mexico (0.2%)
Grupo Aeroportuario del Sureste SAB de CV, Class B (a)	2,620	43
Netherlands (2.1%)
Adyen N.V. (a)	142	330
ASML Holding N.V.	310	150
JDE Peet's N.V. (a)	555	25
Just Eat Takeaway.com N.V (a)	106	12
		517
New Zealand (0.3%)
Ryman Healthcare Ltd.	6,158	68
Poland (0.2%)
Dino Polska SA (a)	586	45

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments (cont'd)

Counterpoint Global Portfolio

	Shares	Value (000)
Singapore (2.5%)
Sea Ltd. ADR (a)	3,144	$626
Spain (0.2%)
Aena SME SA (a)	235	41
Sweden (0.6%)
AddLife AB	4,735	83
Cellavision AB (a)	566	21
Evolution Gaming Group AB	134	13
Vitrolife AB (a)	1,633	43
		160
Switzerland (0.5%)
Kuehne & Nagel International AG (Registered)	227	52
Straumann Holding AG (Registered)	55	64
		116
Taiwan (0.5%)
Taiwan Semiconductor Manufacturing Co., Ltd.	1,000	19
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,040	113
		132
United Kingdom (2.6%)
Abcam PLC	1,589	34
Abcam PLC ADR (a)	1,842	40
Angle PLC (a)	29,726	20
ASOS PLC (a)	452	29
Atlassian Corp., PLC, Class A (a)	389	91
Blue Prism Group PLC (a)	1,260	30
boohoo Group PLC (a)	1,577	7
Diageo PLC	941	37
Fevertree Drinks PLC	670	23
Intertek Group PLC	200	15
Rentokil Initial PLC (a)	2,035	14
Rightmove PLC (a)	9,681	86
Victoria PLC (a)	24,677	221
		647
United States (60.8%)
10X Genomics, Inc., Class A (a)	875	124
4D Molecular Therapeutics, Inc. (a)	300	12
Activision Blizzard, Inc.	660	61
Adaptive Biotechnologies Corp. (a)	158	9
Adobe, Inc. (a)	188	94
Airbnb, Inc., Class A (a)	191	28
Alnylam Pharmaceuticals, Inc. (a)	137	18
Alphabet, Inc., Class C (a)	49	86
Alteryx, Inc., Class A (a)	135	16
Amazon.com, Inc. (a)	171	557
American Tower Corp. REIT	11	2
ANSYS, Inc. (a)	7	3
Anterix, Inc. (a)	1,643	62
Appfolio, Inc., Class A (a)	1,210	218
Appian Corp. (a)	2,450	397
ASML Holding NV	188	92
At Home Group, Inc. (a)	4,352	67
	Shares	Value (000)
Autodesk, Inc. (a)	8	$2
Avalara, Inc. (a)	23	4
Ball Corp.	301	28
Berkeley Lights, Inc. (a)	114	10
Berkshire Hathaway, Inc., Class B (a)	25	6
BigCommerce Holdings, Inc. (a)	371	24
Bill.Com Holdings, Inc. (a)	90	12
C3.ai, Inc., Class A (a)	74	10
Cadence Design Systems, Inc. (a)	28	4
Cardlytics, Inc. (a)	2,072	296
Carvana Co. (a)	1,604	384
Chegg, Inc. (a)	28	2
Chewy, Inc., Class A (a)	293	26
Cintas Corp.	59	21
Cloudflare, Inc., Class A (a)	728	55
Colgate-Palmolive Co.	43	4
ContextLogic, Inc., Class A (a)	1,410	26
Copart, Inc. (a)	165	21
CoStar Group, Inc. (a)	24	22
Costco Wholesale Corp.	405	153
Coupa Software, Inc. (a)	708	240
Covetrus, Inc. (a)	20,389	586
Danaher Corp.	12	3
Datadog, Inc., Class A (a)	180	18
DexCom, Inc. (a)	291	108
DocuSign, Inc. (a)	80	18
DoorDash, Inc., Class A (a)	493	70
DraftKings, Inc., Class A (a)	336	16
Dragoneer Growth Opportunities Corp. (a)	1,417	20
Dropbox, Inc., Class A (a)	1,209	27
Ecolab, Inc.	572	124
Editas Medicine, Inc. (a)	141	10
EPAM Systems, Inc. (a)	527	189
Equinix, Inc. REIT	3	2
EVI Industries, Inc. (a)	486	15
Exact Sciences Corp. (a)	155	20
Facebook, Inc., Class A (a)	388	106
Farfetch Ltd., Class A (a)	5,044	322
Fastenal Co.	433	21
Fastly, Inc., Class A (a)	7,987	698
Floor & Decor Holdings, Inc. (a)	924	86
GameStop Corp., Class A (a)	7,211	136
GoodRx Holdings, Inc., Class A (a)	299	12
Guardant Health, Inc. (a)	442	57
Guidewire Software, Inc. (a)	19	2
HealthEquity, Inc. (a)	201	14
HEICO Corp., Class A	1,003	117
Home Depot, Inc. (The)	14	4
IAC/InterActiveCorp (a)	189	36
IDEXX Laboratories, Inc. (a)	5	2
Illumina, Inc. (a)	22	8
Inspire Medical Systems, Inc. (a)	212	40
Intellia Therapeutics, Inc. (a)	186	10

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments (cont'd)

Counterpoint Global Portfolio

	Shares	Value (000)
United States (cont'd)
Intercontinental Exchange, Inc.	590	$68
Intuitive Surgical, Inc. (a)	493	403
Linde PLC	64	17
Lululemon Athletica, Inc. (a)	7	2
Madison Square Garden Sports Corp., Class A (a)	14	3
Martin Marietta Materials, Inc.	393	112
Mastercard, Inc., Class A	550	196
Match Group, Inc. (a)	25	4
MercadoLibre, Inc. (a)	123	206
MicroStrategy, Inc., Class A (a)	497	193
Moderna, Inc. (a)	265	28
MongoDB, Inc. (a)	277	99
NanoString Technologies, Inc. (a)	2,585	173
Netflix, Inc. (a)	5	3
NIKE, Inc., Class B	27	4
Northern Star Acquisition Corp. (a)	1,809	28
Nuance Communications, Inc. (a)	223	10
NVIDIA Corp.	7	4
Okta, Inc. (a)	885	225
Opendoor Technologies, Inc. (a)	405	9
Outset Medical, Inc. (a)	246	14
Overstock.com, Inc. (a)	10,232	491
Party City Holdco, Inc. (a)	23,113	142
Passage Bio, Inc. (a)	518	13
Peloton Interactive, Inc., Class A (a)	117	18
Penumbra, Inc. (a)	39	7
Pinterest, Inc., Class A (a)	2,176	143
Pool Corp.	7	3
Progressive Corp. (The)	25	2
Quotient Ltd. (a)	2,160	11
RedBall Acquisition Corp., Class A (a)	225	2
Redfin Corp. (a)	2,471	170
Relay Therapeutics, Inc. (a)	137	6
Ribbit LEAP Ltd. (a)	1,397	21
Roku, Inc. (a)	53	18
Rollins, Inc.	58	2
Roper Technologies, Inc.	60	26
Royal Gold, Inc.	268	28
Royalty Pharma PLC, Class A	9,016	451
S&P Global, Inc.	271	89
salesforce.com, Inc. (a)	322	72
Schrodinger, Inc. (a)	328	26
Seer, Inc. (a)	821	46
Service Corp. International	50	2
ServiceNow, Inc. (a)	290	160
Sherwin-Williams Co. (The)	31	23
Skillz, Inc. (a)	19,546	391
Smartsheet, Inc., Class A (a)	1,140	79
Snap, Inc., Class A (a)	2,910	146
Snowflake, Inc., Class A (a)	710	200
Spotify Technology SA (a)	1,518	478
Square, Inc., Class A (a)	1,917	417
	Shares	Value (000)
Starbucks Corp.	36	$4
Stitch Fix, Inc., Class A (a)	3,730	219
Synopsys, Inc. (a)	14	4
Take-Two Interactive Software, Inc. (a)	13	3
Teladoc Health, Inc. (a)	48	10
Texas Pacific Land Trust	88	64
Trade Desk, Inc. (The), Class A (a)	186	149
Twilio, Inc., Class A (a)	936	317
Twitter, Inc. (a)	6,714	364
Tyler Technologies, Inc. (a)	56	24
Uber Technologies, Inc. (a)	6,926	353
Unity Software, Inc. (a)	332	51
UTZ Brands, Inc.	7,014	155
Vail Resorts, Inc.	9	2
Veeva Systems, Inc., Class A (a)	1,642	447
Verisk Analytics, Inc.	106	22
Visa, Inc., Class A	568	124
Vroom, Inc. (a)	957	39
Walt Disney Co. (The) (a)	992	180
Waste Connections, Inc.	209	21
Watsco, Inc.	11	2
Wayfair, Inc., Class A (a)	647	146
Workday, Inc., Class A (a)	113	27
Zillow Group, Inc., Class A (a)	220	30
Zillow Group, Inc., Class C (a)	649	84
Zoetis, Inc.	16	3
Zoom Video Communications, Inc., Class A (a)	1,030	347
ZoomInfo Technologies, Inc., Class A (a)	1,936	93
Zynga, Inc., Class A (a)	1,915	19
		14,880
Total Common Stocks (Cost $13,100)		22,402
Preferred Stocks (0.0%)
United States (0.0%)
Overstock.com, Inc. Series A-1 (Cost $1)	176	8
Short-Term Investment (7.9%)
Investment Company (7.9%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $1,944)	1,944,408	1,944
Total Investments Excluding Purchased Options (99.5%) (Cost $15,045)		24,354
Total Purchased Options Outstanding (0.1%) (Cost $51)		10
Total Investments (99.6%) (Cost $15,096) (c)(d)		24,364
Other Assets in Excess of Liabilities (0.4%)		96
Net Assets (100.0%)		$24,460

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments (cont'd)

Counterpoint Global Portfolio

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  The approximate fair value and percentage of net assets, $4,384,000 and 17.9%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(d)  At December 31, 2020, the aggregate cost for federal income tax purposes is approximately $15,698,000. The aggregate gross unrealized appreciation is approximately $9,367,000 and the aggregate gross unrealized depreciation is approximately $701,000, resulting in net unrealized appreciation of approximately $8,666,000.

ADR  American Depositary Receipt.

REIT  Real Estate Investment Trust.

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2020:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)		Premiums Paid (000)	Unrealized Depreciation (000)
BNP Paribas	USD/CNH	CNH	7.99	Sep-21	1,958,561	1,959	$2		$12	$(10)
BNP Paribas	USD/CNH	CNH	7.64	Nov-21	2,347,349	2,347	7		13	(6)
JP Morgan Chase Bank NA	USD/CNH	CNH	7.74	Jan-21	1,617,368	1,617	—	@	6	(6)
JP Morgan Chase Bank NA	USD/CNH	CNH	8.10	Jul-21	2,322,002	2,322	1		11	(10)
JP Morgan Chase Bank NA	USD/CNH	CNH	8.49	May-21	1,600,649	1,601	—	@	9	(9)
							$10		$51	$(41)

@    Value is less than $500.

CNH  —  Chinese Yuan Renminbi Offshore

USD  —  United States Dollar
Portfolio Composition

Classification	Percentage of Total Investments
Other*	43.8%
Information Technology Services	14.2
Software	12.4
Internet & Direct Marketing Retail	10.6
Short-Term Investments	8.0
Entertainment	5.9
Interactive Media & Services	5.1
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Counterpoint Global Portfolio

Statement of Assets and Liabilities	December 31, 2020 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $13,152)	$22,420
Investment in Security of Affiliated Issuer, at Value (Cost $1,944)	1,944
Total Investments in Securities, at Value (Cost $15,096)	24,364
Foreign Currency, at Value (Cost $11)	11
Cash	1
Receivable for Investments Sold	341
Due from Adviser	48
Receivable for Fund Shares Sold	9
Tax Reclaim Receivable	3
Dividends Receivable	2
Receivable from Affiliate	—	@
Other Assets	38
Total Assets	24,817
Liabilities:
Payable for Investments Purchased	289
Payable for Custodian Fees	33
Payable for Professional Fees	20
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Administration Fees	2
Payable for Sub Transfer Agency Fees — Class I	1
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Other Liabilities	11
Total Liabilities	357
Net Assets	$24,460
Net Assets Consist of:
Paid-in-Capital	$14,374
Total Distributable Earnings	10,086
Net Assets	$24,460

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Counterpoint Global Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2020 (000)
CLASS I:
Net Assets	$23,717
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,247,363
Net Asset Value, Offering and Redemption Price Per Share	$19.01
CLASS A:
Net Assets	$696
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	36,854
Net Asset Value, Redemption Price Per Share	$18.89
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.05
Maximum Offering Price Per Share	$19.94
CLASS C:
Net Assets	$27
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,455
Net Asset Value, Offering and Redemption Price Per Share	$18.60
CLASS IS:
Net Assets	$20
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,028
Net Asset Value, Offering and Redemption Price Per Share	$19.03

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Counterpoint Global Portfolio

Statement of Operations	Year Ended December 31, 2020 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $3 of Foreign Taxes Withheld)	$38
Dividends from Security of Affiliated Issuer (Note G)	4
Total Investment Income	42
Expenses:
Custodian Fees (Note F)	139
Advisory Fees (Note B)	133
Professional Fees	123
Registration Fees	78
Pricing Fees	15
Administration Fees (Note C)	13
Shareholder Reporting Fees	12
Transfer Agency Fees — Class I (Note E)	4
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Sub Transfer Agency Fees — Class I	6
Sub Transfer Agency Fees — Class A	— @
Sub Transfer Agency Fees — Class C	— @
Directors' Fees and Expenses	4
Shareholder Services Fees — Class A (Note D)	1
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Other Expenses	22
Total Expenses	556
Expenses Reimbursed by Adviser (Note B)	(238)
Waiver of Advisory Fees (Note B)	(133)
Reimbursement of Class Specific Expenses — Class I (Note B)	(3)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(2)
Net Expenses	174
Net Investment Loss	(132)
Realized Gain:
Investments Sold	1,835
Foreign Currency Translation	1
Net Realized Gain	1,836
Change in Unrealized Appreciation (Depreciation):
Investments	8,072
Foreign Currency Translation	— @
Net Change in Unrealized Appreciation (Depreciation)	8,072
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	9,908
Net Increase in Net Assets Resulting from Operations	$9,776

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Counterpoint Global Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2020 (000)	Year Ended December 31, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(132)	$(18)
Net Realized Gain	1,836	230
Net Change in Unrealized Appreciation (Depreciation)	8,072	1,737
Net Increase in Net Assets Resulting from Operations	9,776	1,949
Dividends and Distributions to Shareholders:
Class I	(654)	—
Class A	(18)	—
Class C	(1)	—
Class IS	(1)	—
Total Dividends and Distributions to Shareholders	(674)	—
Capital Share Transactions:(1)
Class I:
Subscribed	9,074	2,424
Distributions Reinvested	654	—
Redeemed	(5,076)	—
Class A:
Subscribed	654	4
Distributions Reinvested	18	—
Redeemed	(109)	(—	@)
Class C:
Subscribed	7	—
Distributions Reinvested	1	—
Class IS:
Distributions Reinvested	1	—
Net Increase in Net Assets Resulting from Capital Share Transactions	5,224	2,428
Total Increase in Net Assets	14,326	4,377
Net Assets:
Beginning of Period	10,134	5,757
End of Period	$24,460	$10,134
(1) Capital Share Transactions:
Class I:
Shares Subscribed	753	215
Shares Issued on Distributions Reinvested	34	—
Shares Redeemed	(432)	—
Net Increase in Class I Shares Outstanding	355	215
Class A:
Shares Subscribed	41	—	@@
Shares Issued on Distributions Reinvested	1	—
Shares Redeemed	(6)	(—	@@)
Net Increase in Class A Shares Outstanding	36	—	@@
Class C:
Shares Subscribed	— @@	—
Shares Issued on Distributions Reinvested	— @@	—
Net Increase in Class C Shares Outstanding	— @@	—
Class IS:
Shares Issued on Distributions Reinvested	— @@	—

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Counterpoint Global Portfolio

	Class I
	Year Ended December 31,				Period from June 29, 2018(1) to
Selected Per Share Data and Ratios	2020		2019		December 31, 2018
Net Asset Value, Beginning of Period	$11.32		$8.46		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.11)		(0.03)		(0.03)
Net Realized and Unrealized Gain (Loss)	8.34		2.89		(1.41)
Total from Investment Operations	8.23		2.86		(1.44)
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.03)
Net Realized Gain	(0.54)		—		—
Paid-in-Capital	—		—		(0.07)
Total Distributions	(0.54)		—		(0.10)
Net Asset Value, End of Period	$19.01		$11.32		$8.46
Total Return(3)	72.70%		33.81%		(14.36	)%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$23,717		$10,097		$5,733
Ratio of Expenses Before Expense Limitation	3.29%		5.22%		6.83	%(6)
Ratio of Expenses After Expense Limitation	1.04	%(4)	1.03	%(4)	1.03	%(4)(6)
Ratio of Net Investment Loss	(0.79	)%(4)	(0.25	)%(4)	(0.54	)%(4)(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01	%(6)
Portfolio Turnover Rate	116%		67%		54	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Counterpoint Global Portfolio

	Class A
	Year Ended December 31,				Period from June 29, 2018(1) to
Selected Per Share Data and Ratios	2020		2019		December 31, 2018
Net Asset Value, Beginning of Period	$11.28		$8.47		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.19)		(0.06)		(0.04)
Net Realized and Unrealized Gain (Loss)	8.34		2.87		(1.40)
Total from Investment Operations	8.15		2.81		(1.44)
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.03)
Net Realized Gain	(0.54)		—		—
Paid-in-Capital	—		—		(0.06)
Total Distributions	(0.54)		—		(0.09)
Net Asset Value, End of Period	$18.89		$11.28		$8.47
Total Return(3)	72.25%		33.18%		(14.44	)%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$696		$15		$8
Ratio of Expenses Before Expense Limitation	4.61%		23.73%		26.82	%(6)
Ratio of Expenses After Expense Limitation	1.39	%(4)	1.39	%(4)	1.39	%(4)(6)
Ratio of Net Investment Loss	(1.16	)%(4)	(0.62	)%(4)	(0.91	)%(4)(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01	%(6)
Portfolio Turnover Rate	116%		67%		54	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Counterpoint Global Portfolio

	Class C
	Year Ended December 31,				Period from June 29, 2018(1) to
Selected Per Share Data and Ratios	2020		2019		December 31, 2018
Net Asset Value, Beginning of Period	$11.20		$8.47		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.27)		(0.14)		(0.08)
Net Realized and Unrealized Gain (Loss)	8.21		2.87		(1.40)
Total from Investment Operations	7.94		2.73		(1.48)
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.02)
Net Realized Gain	(0.54)		—		—
Paid-in-Capital	—		—		(0.03)
Total Distributions	(0.54)		—		(0.05)
Net Asset Value, End of Period	$18.60		$11.20		$8.47
Total Return(3)	70.89%		32.23%		(14.80	)%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$27		$11		$8
Ratio of Expenses Before Expense Limitation	18.57%		24.53%		27.44	%(6)
Ratio of Expenses After Expense Limitation	2.14	%(4)	2.14	%(4)	2.14	%(4)(6)
Ratio of Net Investment Loss	(1.90	)%(4)	(1.37	)%(4)	(1.66	)%(4)(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01	%(6)
Portfolio Turnover Rate	116%		67%		54	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Counterpoint Global Portfolio

	Class IS
	Year Ended December 31,				Period from June 29, 2018(1) to
Selected Per Share Data and Ratios	2020		2019		December 31, 2018
Net Asset Value, Beginning of Period	$11.32		$8.46		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.10)		(0.02)		(0.02)
Net Realized and Unrealized Gain (Loss)	8.35		2.88		(1.41)
Total from Investment Operations	8.25		2.86		(1.43)
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.03)
Net Realized Gain	(0.54)		—		—
Paid-in-Capital	—		—		(0.08)
Total Distributions	(0.54)		—		(0.11)
Net Asset Value, End of Period	$19.03		$11.32		$8.46
Total Return(3)	72.88%		33.81%		(14.34	)%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$20		$11		$8
Ratio of Expenses Before Expense Limitation	19.31%		23.44%		26.39	%(6)
Ratio of Expenses After Expense Limitation	0.99	%(4)	0.99	%(4)	0.99	%(4)(6)
Ratio of Net Investment Loss	(0.74	)%(4)	(0.22	)%(4)	(0.51	)%(4)(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01	%(6)
Portfolio Turnover Rate	116%		67%		54	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-one separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Counterpoint Global Portfolio (name changed on January 2, 2020, formerly Global Counterpoint Portfolio). The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (4) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (5) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$117	$—	$—	$117
Air Freight & Logistics	—	342	—	342
Banks	611	—	—	611
Beverages	—	214	—	214
Biotechnology	157	77	—	234
Capital Markets	230	5	—	235
Chemicals	164	89	—	253
Commercial Services & Supplies	65	14	—	79
Construction Materials	112	—	—	112
Containers & Packaging	28	—	—	28
Distributors	3	—	—	3
Diversified Consumer Services	275	7	—	282
Diversified Financial Services	6	—	—	6
Diversified Holding Companies	71	—	—	71
Diversified Telecommunication Services	62	—	—	62
Electronic Equipment, Instruments & Components	—	169	—	169
Entertainment	1,435	—	—	1,435
Equity Real Estate Investment Trusts (REITs)	4	—	—	4
Food & Staples Retailing	153	45	—	198
Food Products	155	189	—	344
Health Care Equipment & Supplies	548	137	—	685
Health Care Providers & Services	666	68	—	734
Health Care Technology	535	41	—	576
Hotels, Restaurants & Leisure	54	28	—	82
Household Durables	—	221	—	221
Household Products	4	91	—	95
Industrial Conglomerates	26	—	—	26
Information Technology Services	2,975	477	—	3,452
Insurance	2	95	—	97
Interactive Media & Services	1,092	156	—	1,248
Internet & Direct Marketing Retail	2,216	354	—	2,570
Leisure Products	18	—	—	18
Life Sciences Tools & Services	370	95	—	465
Marine	—	52	—	52
Media	296	—	—	296
Metals & Mining	28	—	—	28
Multi-Line Retail	—	12	—	12
Multi-Utilities	74	—	—	74
Oil, Gas & Consumable Fuels	64	—	—	64
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Personal Products	$—	$26	$—	$26
Pharmaceuticals	454	5	—	459
Professional Services	44	15	—	59
Real Estate Management & Development	447	—	—	447
Road & Rail	378	—	—	378
Semiconductors & Semiconductor Equipment	209	169	—	378
Software	2,832	195	—	3,027
Specialty Retail	858	—	—	858
Textiles, Apparel & Luxury Goods	98	915	—	1,013
Trading Companies & Distributors	38	—	—	38
Transportation Infrastructure	43	82	—	125
Total Common Stocks	18,017	4,385	—	22,402
Preferred Stocks
Internet & Direct Marketing Retail	8	—	—	8
Call Options Purchased	—	10	—	10
Short-Term Investment
Investment Company	1,944	—	—	1,944
Total Assets	$19,969	$4,395	$—	$24,364

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2020:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$10	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2020 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(19	)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$24	(c)

(c) Amounts are included in Investments in the Statement of Operations.

At December 31, 2020, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Purchased Options	$10	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2020:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities(a) (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
BNP Paribas	$9	$—	$—	$9
JP Morgan Chase Bank NA	1	—	—	1
Total	$10	$—	$—	$10

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

For the year ended December 31, 2020, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	6,613,000

5.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.80%	0.75%

For the year ended December 31, 2020, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I shares, 1.40% for Class A shares, 2.15% for Class C shares and 1.00% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2020, approximately $133,000 of advisory fees were waived and approximately $247,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset

Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2020, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $21,919,000 and $17,826,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2020.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2020, advisory fees paid were reduced by approximately $2,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2020 is as follows:

Affiliated Investment Company	Value December 31, 2019 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$2,154	$9,283	$9,493	$4
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2020 (000)
Liquidity Funds	$—	$—	$1,944

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2020, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the three-year period ended December 31, 2020 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2020 and 2019 was as follows:

2020 Distributions Paid From:		2019 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$442	$232	$—	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to a nondeductible expense, resulted in the following reclassifications among the components of net assets at December 31, 2020:

Total Distributable Earnings (000)		Paid-in Capital (000)
$—	@	$	(—	@)

@ Amount is less than $500.

At December 31, 2020, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,142	$306

During the year ended December 31, 2020, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $88,000.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2020, the Fund did not have any borrowings under the Facility.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

J. Other: At December 31, 2020, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 39.2%.

K. Market Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Counterpoint Global Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Counterpoint Global Portfolio (formerly Global Counterpoint Portfolio) (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the period from June 29, 2018 (commencement of operations) through December 31, 2018 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Counterpoint Global Portfolio (formerly Global Counterpoint Portfolio) (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended and the period from June 29, 2018 (commencement of operations) through December 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2021

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2020. For corporate shareholders 0.91% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $232,000 as a long-term capital gain distribution. In addition, the Fund designated approximately $441,000 of its distributions paid as business interest income.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2020. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $9,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				79

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP plc (November 2010May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020); and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	79	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	80

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015) Chairman, Opus Capital Group (1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	80

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	79	Director of NVR, Inc. (home construction).

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	80	Director, Rubicon Investment (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the fixed Income Sub-Committee of the Investment committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				79	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	80	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Boards since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	79	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2020) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 1633 Broadway New York, NY 10019 Birth Year: 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

37

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2021 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGCPTANN
3386875 EXP 02.28.22

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Developing Opportunity Portfolio

Annual Report

December 31, 2020

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statement of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	20
Liquidity Risk Management Program	21
Privacy Notice	22
Director and Officer Information	25

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Developing Opportunity Portfolio (the "Fund") performed during the period beginning February 14, 2020 (when the Fund commenced operations) and ended December 31, 2020.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2021

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Expense Example (unaudited)

Developing Opportunity Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Actual Ending Account Value 12/31/20	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Developing Opportunity Portfolio Class I	$1,000.00	$1,366.60	$1,019.41	$6.78	$5.79	1.14%
Developing Opportunity Portfolio Class A	1,000.00	1,366.40	1,017.90	8.57	7.30	1.44
Developing Opportunity Portfolio Class C	1,000.00	1,359.80	1,013.88	13.29	11.34	2.24
Developing Opportunity Portfolio Class IS	1,000.00	1,366.30	1,019.66	6.48	5.53	1.09

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited)

Developing Opportunity Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the period from Fund inception on February 14, 2020 through December 31, 2020, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 45.00%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI Emerging Markets Net Index (the "Index"), which returned 19.14%.

Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Equity markets rebounded after the volatility seen in the first quarter of 2020, which had been driven by a broad sell-off due to concerns regarding COVID-19 and its potential impacts to global economic activity. The rebound was a result of a general market recovery from the COVID-19-related decline earlier in the year, as well as optimism following successful COVID-19 vaccine trials and rollouts in various countries. Uncertainty surrounding U.S.-China tensions, U.S. elections and Brexit negotiations also affected markets during the year.

•  Emerging market equities advanced by 19.14% for the period from fund inception through December 31, 2020, as measured by the Index. Our team remained focused on assessing company prospects over a longer-term period of three to five years, and owning a portfolio of high quality companies with diverse business drivers not tied to a particular market environment.

•  The team manages concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. Our longer-term focus results in lower turnover than many of our peers. The value added or detracted in any period of time will typically result from stock selection, given our philosophy and process. For the since inception period, the Fund outperformed the Index due to favorable stock selection and sector allocation.

•  Our stock selection in the consumer staples sector, along with stock selection and a sector overweight position in consumer discretionary, contributed the most to the Fund's relative performance.

•  The main detractors from relative performance were sector underweight positions in information technology, health care and materials.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. The Fund seeks long-term capital appreciation by investing primarily in high quality companies located or operating in developing or emerging market countries, with capitalizations within the range of companies in the MSCI Emerging Markets Net Index. To help achieve its objective, the investment team typically favors companies it believes have sustainable competitive advantages that can be monetized through growth. The investment process integrates analysis of sustainability with respect to disruptive change, financial strength, environmental and social externalities and governance (also referred to as ESG).

•  At the close of the period, consumer discretionary represented the largest sector weight in the portfolio, followed by financials, consumer staples and communication services. Our bottom-up investment process resulted in sector overweight positions in consumer discretionary, consumer staples and communication services, and underweight positions in information technology, materials, energy, health care, industrials, real estate and utilities. The Fund had no holdings in energy, materials, utilities and real estate at the end of the reporting period.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

Developing Opportunity Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on February 14, 2020.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI Emerging Markets Net Index(1) and the Lipper Emerginng Markets Funds Index(2)

	Period Ended December 31, 2020 Total Returns(3)
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	—	—	—	45.00%
Fund — Class A Shares w/o sales charges(4)	—	—	—	44.70
Fund — Class A Shares with maximum 5.25% sales charges(4)	—	—	—	37.16
Fund — Class C Shares w/o sales charges(4)	—	—	—	43.60
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	—	—	—	42.60
Fund — Class IS Shares w/o sales charges(4)	—	—	—	45.10
MSCI Emerging Markets Net Index	—	—	—	19.14
Lipper Emerging Markets Funds Index	—	—	—	21.54

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI Emerging Markets Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Net Index currently consists of 27 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Emerging Markets Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on February 14, 2020.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments

Developing Opportunity Portfolio

	Shares	Value (000)
Common Stocks (89.4%)
Argentina (1.8%)
Globant SA (a)	21,083	$4,588
Brazil (6.3%)
B3 SA — Brasil Bolsa Balcao	369,465	4,424
Magazine Luiza SA	2,379,255	11,409
		15,833
China (44.5%)
Alibaba Group Holding Ltd. ADR (a)	40,904	9,520
China East Education Holdings Ltd. (b)	1,066,000	2,565
China Resources Beer Holdings Co., Ltd. (b)	558,000	5,131
Foshan Haitian Flavouring & Food Co., Ltd., Class A	402,668	12,364
Haidilao International Holding Ltd. (b)	526,000	4,056
Hangzhou Tigermed Consulting Co. Ltd. H Shares (a)(b)	14,100	327
Huazhu Group Ltd. ADR	48,425	2,181
HUYA, Inc. ADR (a)	470,877	9,385
Kweichow Moutai Co., Ltd., Class A	27,789	8,492
Meituan Dianping, Class B (a)(b)	471,800	17,760
New Frontier Health Corp. (a)	7,725	66
Shenzhou International Group Holdings Ltd. (b)	323,500	6,340
TAL Education Group ADR (a)	170,858	12,218
Tencent Holdings Ltd. (b)	129,300	9,304
Trip.com Group Ltd. ADR (a)	247,252	8,340
Tsingtao Brewery Co., Ltd. H Shares (b)	412,000	4,317
		112,366
Hong Kong (0.2%)
Alphamab Oncology (a)	241,000	505
India (16.2%)
HDFC Bank Ltd. (a)	759,247	14,955
ICICI Bank Ltd. ADR (a)	851,309	12,650
IndusInd Bank Ltd. (a)	527,600	6,474
Kotak Mahindra Bank Ltd. (a)	248,477	6,791
		40,870
Korea, Republic of (4.3%)
NAVER Corp.	40,341	10,875
Mexico (0.7%)
Grupo Aeroportuario del Sureste SAB de CV, Class B (a)	112,265	1,861
Taiwan (7.0%)
Nien Made Enterprise Co., Ltd.	162,000	1,884
Silergy Corp.	42,000	3,614
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	112,666	12,285
		17,783
United States (8.4%)
EPAM Systems, Inc. (a)	23,046	8,258
MercadoLibre, Inc. (a)	7,763	13,005
		21,263
Total Common Stocks (Cost $184,875)		225,944
	Shares	Value (000)
Short-Term Investment (10.2%)
Investment Company (10.2%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $25,691)	25,691,251	$25,691
Total Investments (99.6%) (Cost $210,566) (c)(d)		251,635
Other Assets in Excess of Liabilities (0.4%)		917
Net Assets (100.0%)		$252,552

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  The approximate fair value and percentage of net assets, $131,587,000 and 52.1%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(d)  At December 31, 2020, the aggregate cost for federal income tax purposes is approximately $211,985,000. The aggregate gross unrealized appreciation is approximately $42,917,000 and the aggregate gross unrealized depreciation is approximately $3,267,000, resulting in net unrealized appreciation of approximately $39,650,000.

ADR  American Depositary Receipt.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	21.8%
Internet & Direct Marketing Retail	19.3
Banks	16.3
Short-Term Investments	10.2
Interactive Media & Services	8.0
Beverages	7.1
Semiconductors & Semiconductor Equipment	6.3
Diversified Consumer Services	5.9
Information Technology Services	5.1
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Developing Opportunity Portfolio

Statement of Assets and Liabilities	December 31, 2020 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $184,875)	$225,944
Investment in Security of Affiliated Issuer, at Value (Cost $25,691)	25,691
Total Investments in Securities, at Value (Cost $210,566)	251,635
Foreign Currency, at Value (Cost —@)	—	@
Receivable for Fund Shares Sold	2,390
Receivable for Investments Sold	1,676
Dividends Receivable	49
Prepaid Offering Costs	16
Receivable from Affiliate	—	@
Other Assets	66
Total Assets	255,832
Liabilities:
Payable for Investments Purchased	1,565
Deferred Capital Gain Country Tax	1,112
Payable for Advisory Fees	397
Payable for Offering Costs	103
Payable for Professional Fees	24
Payable for Custodian Fees	18
Payable for Administration Fees	16
Payable for Sub Transfer Agency Fees — Class I	13
Payable for Sub Transfer Agency Fees — Class A	1
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Fund Shares Redeemed	11
Payable for Shareholder Services Fees — Class A	2
Payable for Distribution and Shareholder Services Fees — Class C	5
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Other Liabilities	12
Total Liabilities	3,280
Net Assets	$252,552
Net Assets Consist of:
Paid-in-Capital	$214,099
Total Distributable Earnings	38,453
Net Assets	$252,552
CLASS I:
Net Assets	$234,923
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	16,201,248
Net Asset Value, Offering and Redemption Price Per Share	$14.50
CLASS A:
Net Assets	$11,721
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	810,275
Net Asset Value, Redemption Price Per Share	$14.47
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.80
Maximum Offering Price Per Share	$15.27
CLASS C:
Net Assets	$5,893
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	410,428
Net Asset Value, Offering and Redemption Price Per Share	$14.36
CLASS IS:
Net Assets	$15
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$14.51

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Developing Opportunity Portfolio

Statement of Operations	Period from February 14, 2020^ to December 31, 2020 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $27 of Foreign Taxes Withheld)	$192
Dividends from Security of Affiliated Issuer (Note G)	3
Total Investment Income	195
Expenses:
Advisory Fees (Note B)	666
Offering Costs	112
Professional Fees	87
Administration Fees (Note C)	59
Custodian Fees (Note F)	39
Sub Transfer Agency Fees — Class I	32
Sub Transfer Agency Fees — Class A	2
Sub Transfer Agency Fees — Class C	1
Shareholder Services Fees — Class A (Note D)	8
Distribution and Shareholder Services Fees — Class C (Note D)	16
Shareholder Reporting Fees	18
Registration Fees	17
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Directors' Fees and Expenses	1
Pricing Fees	1
Other Expenses	11
Total Expenses	1,078
Waiver of Advisory Fees (Note B)	(196)
Rebate from Morgan Stanley Affiliate (Note G)	(10)
Reimbursement of Class Specific Expenses — Class C (Note B)	(— @)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Net Expenses	870
Net Investment Loss	(675)
Realized Loss:
Investments Sold (Net of $—@ of Capital Gain Country Tax)	(877)
Foreign Currency Translation	(68)
Net Realized Loss	(945)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $1,112)	39,957
Foreign Currency Translation	(— @)
Net Change in Unrealized Appreciation (Depreciation)	39,957
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	39,012
Net Increase in Net Assets Resulting from Operations	$38,337

^  Commencement of Operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Developing Opportunity Portfolio

Statement of Changes in Net Assets	Period from February 14, 2020^ to December 31, 2020 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(675)
Net Realized Loss	(945)
Net Change in Unrealized Appreciation (Depreciation)	39,957
Net Increase in Net Assets Resulting from Operations	38,337
Capital Share Transactions:(1)
Class I:
Subscribed	203,978
Redeemed	(4,898)
Class A:
Subscribed	11,456
Redeemed	(1,392)
Class C:
Subscribed	5,215
Redeemed	(173)
Class IS:
Subscribed	10
Net Increase in Net Assets Resulting from Capital Share Transactions	214,196
Redemption Fees	19
Total Increase in Net Assets	252,552
Net Assets:
Beginning of Period	—
End of Period	$252,552
(1) Capital Share Transactions:
Class I:
Shares Subscribed	16,607
Shares Redeemed	(406)
Net Increase in Class I Shares Outstanding	16,201
Class A:
Shares Subscribed	922
Shares Redeemed	(112)
Net Increase in Class A Shares Outstanding	810
Class C:
Shares Subscribed	426
Shares Redeemed	(16)
Net Increase in Class C Shares Outstanding	410
Class IS:
Shares Subscribed	1

^  Commencement of Operations.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Developing Opportunity Portfolio

	Class I
Selected Per Share Data and Ratios	Period from February 14, 2020(1) to December 31, 2020
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.10)
Net Realized and Unrealized Gain	4.60
Total from Investment Operations	4.50
Redemption Fees	0.00	(3)
Net Asset Value, End of Period	$14.50
Total Return(4)	45.00	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$234,923
Ratio of Expenses Before Expense Limitation	1.41	%(7)
Ratio of Expenses After Expense Limitation	1.14	%(5)(7)
Ratio of Net Investment Loss	(0.87	)%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.01	%(7)
Portfolio Turnover Rate	18	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Developing Opportunity Portfolio

	Class A
Selected Per Share Data and Ratios	Period from February 14, 2020(1) to December 31, 2020
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.13)
Net Realized and Unrealized Gain	4.60
Total from Investment Operations	4.47
Redemption Fees	0.00	(3)
Net Asset Value, End of Period	$14.47
Total Return(4)	44.70	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$11,721
Ratio of Expenses Before Expense Limitation	1.72	%(7)
Ratio of Expenses After Expense Limitation	1.44	%(5)(7)
Ratio of Net Investment Loss	(1.17	)%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.01	%(7)
Portfolio Turnover Rate	18	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Developing Opportunity Portfolio

	Class C
Selected Per Share Data and Ratios	Period from February 14, 2020(1) to December 31, 2020
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.22)
Net Realized and Unrealized Gain	4.58
Total from Investment Operations	4.36
Redemption Fees	0.00	(3)
Net Asset Value, End of Period	$14.36
Total Return(4)	43.60	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,893
Ratio of Expenses Before Expense Limitation	2.53	%(7)
Ratio of Expenses After Expense Limitation	2.24	%(5)(7)
Ratio of Net Investment Loss	(1.97	)%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.01	%(7)
Portfolio Turnover Rate	18	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Developing Opportunity Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from February 14, 2020(1) to December 31, 2020
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.07)
Net Realized and Unrealized Gain	4.58
Total from Investment Operations	4.51
Redemption Fees	0.00	(3)
Net Asset Value, End of Period	$14.51
Total Return(4)	45.10	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$15
Ratio of Expenses Before Expense Limitation	17.67	%(7)
Ratio of Expenses After Expense Limitation	1.09	%(5)(7)
Ratio of Net Investment Loss	(0.67	)%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.01	%(7)
Portfolio Turnover Rate	18	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-one separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Developing Opportunity Portfolio. The Fund seeks long-term capital appreciation.

The Fund commenced operations on February 14, 2020 and offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of

14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Banks	$12,650	$28,220	$—	$40,870
Beverages	—	17,940	—	17,940
Biotechnology	—	505	—	505
Capital Markets	—	4,424	—	4,424
Diversified Consumer Services	12,218	2,565	—	14,783
Entertainment	9,385	—	—	9,385
Food Products	—	12,364	—	12,364
Health Care Providers & Services	66	—	—	66
Hotels, Restaurants & Leisure	2,181	4,056	—	6,237
Household Durables	—	1,884	—	1,884
Information Technology Services	12,846	—	—	12,846

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Interactive Media & Services	$—	$20,179	$—	$20,179
Internet & Direct Marketing Retail	30,865	17,760	—	48,625
Life Sciences Tools & Services	—	327	—	327
Multi-Line Retail	—	11,409	—	11,409
Semiconductors & Semiconductor Equipment	12,285	3,614	—	15,899
Textiles, Apparel & Luxury Goods	—	6,340	—	6,340
Transportation Infrastructure	1,861	—	—	1,861
Total Common Stocks	94,357	131,587	—	225,944
Short-Term Investment
Investment Company	25,691	—	—	25,691
Total Assets	$120,048	$131,587	$—	$251,635

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S.

federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statement of Changes in Net Assets.

5.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.90%	0.85%

For the period ended December 31, 2020, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.62% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.15% for Class I shares, 1.50% for Class A shares, 2.25% for Class C shares and 1.10% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the period ended December 31, 2020, approximately $196,000 of advisory fees were waived and approximately $2,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the period ended December 31, 2020, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $200,667,000 and $14,915,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the period ended December 31, 2020.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Liquidity Funds. For the period ended December 31, 2020, advisory fees paid were reduced by approximately $10,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the period ended December 31, 2020 is as follows:

Affiliated Investment Company	Value February 14, 2020 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$—	$145,129	$119,438	$3
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2020 (000)
Liquidity Funds	$—	$—	$25,691

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the period ended December 31, 2020, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. The tax year ended December 31, 2020 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. There were no distributions paid during fiscal year 2020.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2020:

Total Distributable Earnings (000)	Paid-in Capital (000)
$116	$(116)

At December 31, 2020, the Fund had no distributable earnings on a tax basis.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the period ended December 31, 2020, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2020, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 72.6%.

K. Market Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Developing Opportunity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Developing Opportunity Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2020, and the related statements of operations and changes in net assets and the financial highlights for the period from February 14, 2020 (commencement of operations) through December 31, 2020 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Developing Opportunity Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2020, and the results of its operations, the changes in its net assets and its financial highlights for the period from February 14, 2020 (commencement of operations) through December 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2021

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				79

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP plc (November 2010May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020); and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	79	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	80

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015) Chairman, Opus Capital Group (1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	80

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	79	Director of NVR, Inc. (home construction).

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	80	Director, Rubicon Investment (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the fixed Income Sub-Committee of the Investment committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				79	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	80	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Boards since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	79	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2020) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 1633 Broadway New York, NY 10019 Birth Year: 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

29

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2021 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIDOANN
3390162 EXP 02.28.22

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Emerging Markets Fixed Income Opportunities Portfolio

Annual Report

December 31, 2020

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	13
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	32
Liquidity Risk Management Program	33
Privacy Notice	34
Director and Officer Information	37

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Emerging Markets Fixed Income Opportunities Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2021

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Expense Example (unaudited)

Emerging Markets Fixed Income Opportunities Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Actual Ending Account Value 12/31/20	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Fixed Income Opportunities Portfolio Class I	$1,000.00	$1,107.10	$1,020.86	$4.50	$4.32	0.85%
Emerging Markets Fixed Income Opportunities Portfolio Class A	1,000.00	1,105.60	1,019.10	6.35	6.09	1.20
Emerging Markets Fixed Income Opportunities Portfolio Class L	1,000.00	1,103.70	1,017.85	7.67	7.35	1.45
Emerging Markets Fixed Income Opportunities Portfolio Class C	1,000.00	1,102.50	1,015.33	10.31	9.88	1.95
Emerging Markets Fixed Income Opportunities Portfolio Class IS	1,000.00	1,107.20	1,021.01	4.34	4.17	0.82

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited)

Emerging Markets Fixed Income Opportunities Portfolio

The Fund seeks high total return.

Performance

For the fiscal year ended December 31, 2020, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 4.69% net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the J.P. Morgan Emerging Markets Blended Index (JEMB) — Equal Weighted (the "Index"), which returned 5.07% for the year ended December 31, 2020 and was composed of one-third J.P. Morgan Emerging Markets Bond Global Diversified Index (returned 5.26%), one-third J.P. Morgan GBI-EM Global Diversified Index (returned 2.69%) and one-third J.P. Morgan CEMBI Broad Diversified Index (returned 7.13%).

Factors Affecting Performance

•  Emerging market (EM) fixed income debt returned 5.07% in 2020, as measured by the Index. Dollar-denominated corporates outperformed dollar-denominated sovereign debt, and both of which outperformed EM domestic debt as EM local bond performance outpaced currency returns.

•  Extraordinary times were matched by extraordinary price action across markets in the first quarter of 2020, and movements in emerging market (EM) debt were no exception. Risk markets registered new historic lows in March 2020 and wiped out gains from January and February 2020. EM assets were struck by a combination of the global slowdown in response to COVID-19, and the drop in oil prices, due to both demand destruction and supply-side frictions between Saudi Arabia and Russia. Given the overall uncertainty, we expected price volatility to remain elevated as the negative news accompanying the pandemic worked its way around the world and influenced investment flows, and liquidity constraints, which were exacerbated by widely adopted work-from-home arrangements. As such, where possible, we took steps to pare risk in the more vulnerable countries (where fiscal dynamics limit a strong COVID-19 response), certain sectors (the more obvious being energy and commodity-related) and individual high yield issuers that struggled to pass our stress tests. Later in the period, risk appetite began to rebound in April 2020, with September 2020 being the first month since the spring during which risk aversion drove price action. While economic data improved in the second half of the year, it lost some of the momentum built up over the summer in September, as rising levels of infection stoked fears of greater restrictions and the consequent economic damage. However, EM rebounded in October given continued expectations of monetary and fiscal support for markets, optimism regarding a potential coronavirus vaccine, and better-than-expected third quarter 2020 corporate earnings. In November, the market reacted positively to the U.S. election result, pricing out odds of a contested election scenario and focusing on the perception that a Biden administration would lead to more predictable and multilateral policymaking. Risk-on sentiment kept driving price action in December, supported by the ongoing policy support, vaccine approvals and the avoidance of a "no-deal" Brexit.

•  During the period, broad duration positioning contributed to the Fund's relative performance, as did security selection within countries, while curve positioning and sector allocation detracted overall.

•  Overall, underweight positioning in corporate bonds detracted, while overweight positions in sovereign and quasi-sovereign bonds as well as local rates were positive.

•  At the country level, underweight positions in Sri Lanka, China and the U.A.E. contributed positively, as did the overweight positions in Colombia and Indonesia. In terms of security selection, Egypt, Argentina and Colombia contributed the most, while Lithuania, Ecuador and Qatar detracted.

•  Derivative usage, aside from the use of currency forwards and bond futures to hedge interest rates, did not have a material impact on performance in the period.

Management Strategies

•  Conditions for EM debt outperformance in the near term appear to be in place, despite the recent tightening of lockdown measures around the world in response to a rapid increase in infections and the emergence of more contagious strains of the COVID-19 virus. Our constructive view on risk assets is predicated on a global backdrop of steady, extended monetary accommodation, an ongoing

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

Emerging Markets Fixed Income Opportunities Portfolio

rollout of multiple vaccines in the developed world (and parts of EM), and expectations of looser fiscal policy under the incoming Biden administration. Therefore, we believe high yield credit, EM currencies and local currency high-yielders may outperform investment grade counterparts, which have less valuation cushion and are vulnerable to a potential steepening of developed market yield curves. Moreover, the incoming U.S. administration, by signaling a more cooperative and multilateral foreign policy stance, may alleviate trade tensions and support global trade, thus further supporting EM assets. Finally, the weak U.S. dollar consensus view, if proven accurate, would further strengthen the case in favor of EM currencies.

•  Notwithstanding our constructive outlook for the asset class, we highlight potential risks. First, a delayed deployment of vaccines in EM would demand a more protracted policy support by governments, exacerbating fiscal and debt sustainability concerns. Therefore, the potential for debt restructurings and defaults is non-negligible, though in our view, these would not pose a systemic risk for the asset class. More generally, a delayed transition to fiscal consolidation, whether it is caused by logistical hurdles in deploying vaccines in EM or by governments' reluctance to incur the political cost of fiscal austerity, may prompt the market to demand higher risk premiums in EM fixed income assets. Finally, potentially excessive optimism about reduced trade frictions under a Biden administration (particularly in U.S.-China relations) could challenge our positive scenarios for global trade and growth, and thus negatively impact the performance of growth-sensitive EM assets.

*  Minimum Investment for Class I shares

**  Commenced Operations on May 24, 2012.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

Emerging Markets Fixed Income Opportunities Portfolio

Performance Compared to the J.P. Morgan Emerging Markets Blended Index (JEMB) — Equal Weighted(1), the Emerging Markets Fixed Income Blend Index(2) and the Lipper Emerging Markets Hard Currency Debt Funds Index(3)

	Period Ended December 31, 2020 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Fund — Class I Shares w/o sales charges(5)	4.69%	7.27%	—	4.90%
Fund — Class A Shares w/o sales charges(5)	4.33	6.91	—	4.55
Fund — Class A Shares with maximum 3.25% sales charges(5)	0.94	6.20	—	4.15
Fund — Class L Shares w/o sales charges(5)	4.06	6.63	—	4.26
Fund — Class C Shares w/o sales charges(7)	3.63	6.13	—	4.05
Fund — Class C Shares with maximum 1.00% deferred sales charges(7)	2.64	6.13	—	4.05
Fund — Class IS Shares w/o sales charges(6)	4.84	7.31	—	5.44
J.P. Morgan Emerging Markets Blended Index (JEMB) — Equal Weighted	5.07	7.05	—	4.53
Emerging Markets Fixed Income Blend Index	5.07	6.93	—	5.45
Lipper Emerging Markets Hard Currency Debt Funds Index	3.65	6.56	—	4.49

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The J.P. Morgan Emerging Markets Blended Index (JEMB) — Equal Weighted is a blend of 1/3 J.P. Morgan Emerging Markets Bond Global Diversified Index (EMBI Global Diversified Index) (a benchmark that tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities but limits the weights of countries with larger debt stocks by only including a specified portion of these countries' eligible current face amounts of debt outstanding), 1/3 J.P. Morgan Government Bond Index- Emerging Markets Global Diversified Index (GBI-EM Global Diversified Index) (a benchmark that tracks local currency government bonds issued by emerging markets) and 1/3 J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI Broad Diversified Index) (a benchmark that tracks performance of corporate issued debt instruments issued by emerging markets).

The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Emerging Markets Fixed Income Blend Index is a performance linked benchmark of the old and new benchmarks of the Fund. The old benchmark represented by J.P. Morgan Emerging Markets Bond Global Index (EMBI Global Index) (a benchmark that tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities) for period from the Fund's inception to September 25, 2015 and the Blended Index which consists of 1/3 J.P. Morgan EMBI Global Index, 1/3 J.P. Morgan GBI-EM Global Diversified Index, 1/3 J.P. Morgan CEMBI Broad Diversified Index for periods from September 26, 2015 to December 31, 2019 and the new benchmark J.P. Morgan Emerging Markets Blended Index (JEMB)- Equal Weighted for periods thereafter. Following close of business on September 25, 2015, Morgan Stanley Institutional Fund, Inc. Emerging Markets Domestic Debt Portfolio merged into Morgan Stanley Institutional Fund, Inc. Emerging Markets External Debt Portfolio. In conjunction with this Reorganization, the Fund was renamed Morgan Stanley Institutional Fund, Inc. Emerging Markets Fixed Income Opportunities Portfolio and changed its principal investment policy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Emerging Market Hard Currency Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Market Hard Currency Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Emerging Market Hard Currency Debt Funds classification.

(4)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(5)  Commenced operations on May 24, 2012.

(6)  Commenced offering on September 13, 2013.

(7)  Commenced offering on April 30, 2015.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments

Emerging Markets Fixed Income Opportunities Portfolio

	Face Amount (000)		Value (000)
Fixed Income Securities (93.0%)
Argentina (2.0%)
Corporate Bonds (1.6%)
Pampa Energia SA,
9.13%, 4/15/29 (a)		$150	$133
Province of Santa Fe,
6.90%, 11/1/27 (a)		200	138
Provincia de Cordoba,
7.45%, 9/1/24 (a)		330	206
Provincia de Entre Rios Argentina,
8.75%, 2/8/25 (a)(b)(c)		230	132
Telecom Argentina SA,
8.00%, 7/18/26 (a)		50	47
			656
Sovereign (0.4%)
Argentine Republic Government International Bond,
0.13%, 7/9/30 - 7/9/35 (d)		359	137
1.00%, 7/9/29		24	10
			147
			803
Armenia (1.2%)
Corporate Bond (0.7%)
Ardshinbank CJSC Via Dilijan Finance BV,
6.50%, 1/28/25 (a)		270	259
Sovereign (0.5%)
Republic of Armenia International Bond,
3.95%, 9/26/29		200	203
			462
Bahrain (0.9%)
Sovereign (0.9%)
Bahrain Government International Bond,
7.50%, 9/20/47		300	353
Belarus (0.5%)
Sovereign (0.5%)
Republic of Belarus International Bond,
6.20%, 2/28/30 (a)		200	203
Brazil (5.6%)
Corporate Bonds (1.8%)
CSN Resources SA,
7.63%, 4/17/26 (a)		260	280
Minerva Luxembourg SA,
5.88%, 1/19/28 (a)		200	216
Petrobras Global Finance BV,
6.75%, 6/3/50		140	174
Suzano Austria GmbH,
3.75%, 1/15/31		40	43
			713
Sovereign (3.8%)
Brazil Notas do Tesouro Nacional, Series F,
10.00%, 1/1/23 - 1/1/25	BRL	5,942	1,310
	Face Amount (000)		Value (000)
Brazilian Government International Bond,
3.88%, 6/12/30		$200	$211
			1,521
			2,234
Chile (2.6%)
Corporate Bonds (1.7%)
Cencosud SA,
4.38%, 7/17/27		200	225
Colbun SA,
3.15%, 3/6/30 (a)		200	216
VTR Finance,
6.38%, 7/15/28 (a)		225	246
			687
Sovereign (0.9%)
Bonos de la Tesoreria de la Republica en pesos,
2.80%, 10/1/33 (a)	CLP	135,000	184
4.50%, 3/1/26		115,000	186
			370
			1,057
China (5.0%)
Corporate Bonds (2.2%)
Country Garden Holdings Co., Ltd.,
7.25%, 4/8/26		$260	293
Scenery Journey Ltd.,
11.50%, 10/24/22		250	234
Yuzhou Group Holdings Co. Ltd.,
8.38%, 10/30/24		300	328
			855
Sovereign (2.8%)
China Government Bond,
3.13%, 11/21/29	CNY	4,900	744
3.29%, 10/18/23		940	145
Sinopec Group Overseas Development 2018 Ltd.,
2.95%, 11/12/29 (a)		$200	211
			1,100
			1,955
Colombia (4.9%)
Corporate Bonds (3.0%)
Banco de Bogota SA,
4.38%, 8/3/27		300	332
Canacol Energy Ltd.,
7.25%, 5/3/25 (a)		200	215
Geopark Ltd.,
6.50%, 9/21/24 (a)		200	208
Grupo Aval Ltd.,
4.38%, 2/4/30 (a)		200	213
Termocandelaria Power Ltd.,
7.88%, 1/30/29 (a)		200	220
			1,188

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments (cont'd)

Emerging Markets Fixed Income Opportunities Portfolio

	Face Amount (000)		Value (000)
Sovereign (1.9%)
Colombian TES,
Series B
6.00%, 4/28/28	COP	951,400	$298
7.00%, 6/30/32		253,800	82
7.50%, 8/26/26		575,100	195
10.00%, 7/24/24		454,100	162
			737
			1,925
Costa Rica (0.5%)
Sovereign (0.5%)
Costa Rica Government International Bond,
6.13%, 2/19/31 (a)		$200	187
Dominican Republic (1.8%)
Corporate Bond (0.5%)
AES Andres BV/Dominican Power Partners/ Empresa Generadora de Electricidad It,
(Units)
7.95%, 5/11/26 (a)(e)		200	207
Sovereign (1.3%)
Dominican Republic International Bond,
5.88%, 1/30/60 (a)	DOP	300	332
9.75%, 6/5/26 (a)		10,550	195
			527
			734
Ecuador (0.9%)
Sovereign (0.9%)
Ecuador Government International Bond,
0.00%, 7/31/30 (a)		$20	10
0.50%, 7/31/30 - 7/31/40 (a)(d)		401	223
0.50%, 7/31/35 - 7/31/40 (d)		241	126
			359
Egypt (3.1%)
Corporate Bond (1.1%)
African Export-Import Bank (The),
3.99%, 9/21/29 (a)		390	419
Sovereign (2.0%)
Arab Republic of Egypt,
5.25%, 10/6/25 (a)		200	213
Egypt Government International Bond,
6.38%, 4/11/31 (a)	EUR	230	303
8.15%, 11/20/59 (a)		260	287
			803
			1,222
El Salvador (0.5%)
Sovereign (0.5%)
El Salvador Government International Bond,
7.12%, 1/20/50 (a)		$150	135
8.63%, 2/28/29 (a)		80	80
			215
	Face Amount (000)		Value (000)
Gabon (0.5%)
Sovereign (0.5%)
Gabon Government International Bond,
6.63%, 2/6/31 (a)		$200	$207
Ghana (0.5%)
Corporate Bond (0.5%)
Kosmos Energy Ltd.,
7.13%, 4/4/26 (a)		200	194
Guatemala (0.9%)
Sovereign (0.9%)
Guatemala Government Bond,
4.88%, 2/13/28		300	346
Hungary (0.6%)
Sovereign (0.6%)
Hungary Government Bond,
3.00%, 8/21/30	HUF	62,000	227
India (0.6%)
Corporate Bond (0.6%)
Greenko Investment Co.,
4.88%, 8/16/23 (a)		$240	246
Indonesia (7.2%)
Corporate Bonds (1.5%)
Jababeka International BV,
6.50%, 10/5/23 (a)		460	448
Soechi Capital Pte Ltd.,
8.38%, 1/31/23 (a)		200	140
			588
Sovereign (5.7%)
Indonesia Government International Bond,
4.45%, 4/15/70		230	283
Indonesia Treasury Bond,
7.00%, 9/15/30	IDR	3,916,000	302
7.50%, 8/15/32		3,790,000	294
8.13%, 5/15/24		5,017,000	394
8.38%, 3/15/34 - 4/15/39		5,600,000	470
8.75%, 5/15/31		1,310,000	111
9.00%, 3/15/29		1,395,000	119
Pertamina Persero PT,
6.50%, 11/7/48 (a)		$200	282
			2,255
			2,843
Israel (0.8%)
Corporate Bond (0.8%)
Teva Pharmaceutical Finance Netherlands III BV,
7.13%, 1/31/25		300	332
Jamaica (0.9%)
Sovereign (0.9%)
Jamaica Government International Bond,
8.00%, 3/15/39		250	366

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments (cont'd)

Emerging Markets Fixed Income Opportunities Portfolio

	Face Amount (000)		Value (000)
Jordan (0.6%)
Sovereign (0.6%)
Jordan Government International Bond,
7.38%, 10/10/47 (a)		$200	$234
Lebanon (0.1%)
Sovereign (0.1%)
Lebanon Government International Bond,
6.85%, 3/23/27 (b)(c)		266	38
Malaysia (2.3%)
Sovereign (2.3%)
Malaysia Government Bond,
3.96%, 9/15/25	MYR	1,603	431
4.16%, 7/15/21		195	49
4.18%, 7/15/24		762	203
4.23%, 6/30/31		246	69
4.50%, 4/15/30		559	160
			912
Mexico (10.4%)
Corporate Bonds (2.2%)
Alpha Holding SA de CV,
10.00%, 12/19/22 (a)		$200	172
Financiera Independencia SAB de CV SOFOM ENR,
8.00%, 7/19/24 (a)		250	224
Total Play Telecomunicaciones SA de CV,
7.50%, 11/12/25 (a)		200	200
Trust Fibra Uno,
6.39%, 1/15/50 (a)		240	281
			877
Sovereign (8.2%)
Mexican Bonos,
Series M
7.50%, 6/3/27	MXN	14,668	839
7.75%, 5/29/31		5,070	300
8.00%, 12/7/23		2,072	114
10.00%, 12/5/24		10,128	610
Mexico Government International Bond,
4.50%, 4/22/29		$200	235
Petroleos Mexicanos,
6.50%, 3/13/27 - 1/23/29		626	656
6.88%, 10/16/25 (a)		135	148
6.95%, 1/28/60		365	344
			3,246
			4,123
Moldova (0.7%)
Corporate Bond (0.7%)
Aragvi Finance International DAC,
12.00%, 4/9/24 (a)		260	284
	Face Amount (000)		Value (000)
Morocco (0.5%)
Sovereign (0.5%)
Morocco Government International Bond,
4.00%, 12/15/50 (a)		$200	$207
Nigeria (3.1%)
Corporate Bonds (2.6%)
Fidelity Bank PLC,
10.50%, 10/16/22 (a)		220	235
First Bank of Nigeria Ltd. Via FBN Finance Co. BV,
8.63%, 10/27/25 (a)		200	217
IHS Netherlands Holdco BV,
8.00%, 9/18/27 (a)		270	292
United Bank for Africa PLC,
7.75%, 6/8/22 (a)		300	309
			1,053
Sovereign (0.5%)
Nigeria Government International Bond,
7.14%, 2/23/30 (a)		200	216
			1,269
Panama (1.1%)
Corporate Bond (0.5%)
AES Panama Generation Holdings SRL,
4.38%, 5/31/30 (a)		200	217
Sovereign (0.6%)
Aeropuerto Internacional de Tocumen SA,
5.63%, 5/18/36 (a)		200	233
			450
Paraguay (0.6%)
Sovereign (0.6%)
Paraguay Government International Bond,
4.95%, 4/28/31 (a)		200	243
Peru (1.6%)
Corporate Bond (0.6%)
Lima Metro Line 2 Finance Ltd.,
4.35%, 4/5/36 (a)		200	222
Sovereign (1.0%)
Peru Government Bond,
5.40%, 8/12/34	PEN	259	79
5.94%, 2/12/29		892	308
6.15%, 8/12/32		1	—	@
			387
			609
Poland (3.4%)
Sovereign (3.4%)
Republic of Poland Government Bond,
3.25%, 7/25/25	PLN	2,044	618
4.00%, 10/25/23		455	135
5.75%, 10/25/21 - 9/23/22		2,020	590
			1,343

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments (cont'd)

Emerging Markets Fixed Income Opportunities Portfolio

	Face Amount (000)		Value (000)
Qatar (1.5%)
Sovereign (1.5%)
Qatar Government International Bond,
4.82%, 3/14/49 (a)		$430	$588
Romania (1.1%)
Sovereign (1.1%)
Romania Government Bond,
4.75%, 2/24/25	RON	1,545	420
Russia (5.2%)
Corporate Bond (0.8%)
Alfa Bank AO Via Alfa Bond Issuance PLC,
5.95%, 4/15/30		$300	312
Sovereign (4.4%)
Russian Federal Bond — OFZ,
6.90%, 5/23/29	RUB	22,541	328
7.70%, 3/23/33		46,360	707
7.95%, 10/7/26		9,240	140
Russian Foreign Bond — Eurobond,
5.63%, 4/4/42		$400	557
			1,732
			2,044
Saudi Arabia (1.7%)
Corporate Bond (0.5%)
Saudi Arabian Oil Co.,
3.50%, 11/24/70 (a)		210	213
Sovereign (1.2%)
Saudi Government International Bond,
5.25%, 1/16/50 (a)		340	465
			678
Senegal (1.0%)
Sovereign (1.0%)
Senegal Government International Bond,
6.25%, 5/23/33 (a)		350	394
Serbia (0.5%)
Sovereign (0.5%)
Serbia International Bond,
3.13%, 5/15/27 (a)	EUR	140	193
South Africa (4.9%)
Sovereign (4.9%)
Eskom Holdings SOC Ltd.,
7.13%, 2/11/25		$200	205
8.45%, 8/10/28 (a)		200	221
Republic of South Africa Government Bond,
8.00%, 1/31/30	ZAR	19,061	1,239
8.25%, 3/31/32		2,437	150
8.75%, 1/31/44		820	46
9.00%, 1/31/40		1,500	87
			1,948
	Face Amount (000)		Value (000)
Supranational (1.0%)
Banque Ouest Africaine de Developpement,
4.70%, 10/22/31 (a)		$370	$402
Tanzania, United Republic of (0.5%)
Corporate Bond (0.5%)
HTA Group Ltd.,
7.00%, 12/18/25 (a)		200	216
Thailand (2.0%)
Sovereign (2.0%)
Thailand Government Bond,
3.63%, 6/16/23	THB	9,000	324
4.88%, 6/22/29		10,434	452
			776
Turkey (1.8%)
Sovereign (1.8%)
Turkey Government Bond,
8.00%, 3/12/25	TRY	1,443	165
10.50%, 8/11/27		455	56
11.00%, 2/24/27		586	74
Turkey Government International Bond,
6.38%, 10/14/25		$200	216
7.25%, 12/23/23		200	219
			730
Ukraine (2.0%)
Sovereign (2.0%)
NAK Naftogaz Ukraine via Kondor Finance PLC,
7.13%, 7/19/24	EUR	200	255
Ukraine Government International Bond,
6.75%, 6/20/26 (a)		$100	135
7.75%, 9/1/26		380	430
			820
United Arab Emirates (3.2%)
Corporate Bonds (1.9%)
DP World PLC,
5.63%, 9/25/48 (a)		200	256
Galaxy Pipeline Assets Bidco Ltd.,
3.25%, 9/30/40 (a)		230	244
MAF Global Securities Ltd.,
6.38%, 1/1/46 (f)		250	262
			762
Sovereign (1.3%)
Abu Dhabi Government International Bond,
3.13%, 4/16/30		200	226
DP World Crescent Ltd.,
4.85%, 9/26/28		220	256
			482
			1,244

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments (cont'd)

Emerging Markets Fixed Income Opportunities Portfolio

	Face Amount (000)		Value (000)
Uzbekistan (0.5%)
Sovereign (0.5%)
Republic of Uzbekistan Bond,
3.70%, 11/25/30 (a)		$200	$211
Venezuela (0.2%)
Sovereign (0.2%)
Petroleos de Venezuela SA,
6.00%, 11/15/26 (b)(c)		1,582	63
Total Fixed Income Securities (Cost $35,685)			36,909
	No. of Warrants
Warrant (0.0%) (g)
Venezuela (0.0%) (g)
Venezuela Government International Bond, Oil-Linked Payment Obligation, 0.0% expires 4/15/20 (h) (Cost $—)		1,495	1
	Shares
Short-Term Investments (5.6%)
United States (4.5%)
Investment Company (4.5%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $1,781)		1,781,329	1,781
	Face Amount (000)
Egypt (1.0%)
Sovereign (1.0%)
Egypt Treasury Bills,
13.60%, 3/2/21	EGP	625	39
13.65%, 3/2/21		1,025	64
13.66%, 3/2/21		1,525	96
13.68%, 3/2/21		2,175	136
13.69%, 3/2/21		1,000	63
13.70%, 3/2/21		150	10
Total Sovereign (Cost $401)			408
United States (0.1%)
U.S. Treasury Security (0.1%)
U.S. Treasury Bill,
0.09%, 6/3/21 (i) (Cost $30)		$30	30
Total Short-Term Investments (Cost $2,212)			2,219
Total Investments (98.6%) (Cost $37,897) (j)(k)			39,129
Other Assets in Excess of Liabilities (1.4%)			542
Net Assets (100.0%)			$39,671

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  Non-income producing security; bond in default.

(c)  Issuer in bankruptcy.

(d)  Multi-step — Coupon rate changes in predetermined increments to maturity. Rate disclosed is as of December 31, 2020. Maturity date disclosed is the ultimate maturity date.

(e)  Consists of one or more classes of securities traded together as a unit.

(f)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of December 31, 2020.

(g)  Amount is less than 0.05%.

(h)  Perpetual maturity date. Date disclosed is the last expiration date.

(i)  Rate shown is the yield to maturity at December 31, 2020.

(j)  Securities are available for collateral in connection with open foreign currency forward exchange contracts.

(k)  At December 31, 2020, the aggregate cost for federal income tax purposes is approximately $38,185,000. The aggregate gross unrealized appreciation is approximately $2,639,000 and the aggregate gross unrealized depreciation is approximately $1,695,000, resulting in net unrealized appreciation of approximately $944,000.

@  Value is less than $500.

OFZ  Obilgatsyi Federal'novo Zaima (Russian Federal Loan Obligation).

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments (cont'd)

Emerging Markets Fixed Income Opportunities Portfolio

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at December 31, 2020:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
BNP Paribas SA	EUR	740		$900	3/5/21	$(5)
BNP Paribas SA		$656	CZK	14,240	3/5/21	7
BNP Paribas SA		$285	HUF	84,000	3/5/21	(2)
BNP Paribas SA		$119	RUB	9,000	3/5/21	3
Citibank NA	PLN	1,120		$304	3/5/21	4
JPMorgan Chase Bank NA	IDR	3,300,000		$231	3/5/21	(3)
JPMorgan Chase Bank NA	ZAR	4,870		$316	3/5/21	(13)
UBS AG	MXN	7,330		$365	3/5/21	(1)
UBS AG		$442	CNH	2,910	3/5/21	3
						$(7)

BRL  —  Brazilian Real

CLP  —  Chilean Peso

CNH  —  Chinese Yuan Renminbi Offshore

CNY  —  Chinese Yuan Renminbi

COP  —  Colombian Peso

CZK  —  Czech Koruna

DOP  —  Dominican Peso

EGP  —  Egyptian Pound

EUR  —  Euro

HUF  —  Hungarian Forint

IDR  —  Indonesian Rupiah

MXN  —  Mexican Peso

MYR  —  Malaysian Ringgit

PEN  —  Peruvian Nuevo Sol

PLN  —  Polish Zloty

RON  —  Romanian New Leu

RUB  —  Russian Ruble

THB  —  Thai Baht

TRY  —  Turkish Lira

ZAR  —  South African Rand

Portfolio Composition

Classification	Percentage of Total Investments
Sovereign	67.5%
Corporate Bonds	26.8
Short-Term Investments	5.7
Other*	1.0
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include open foreign currency forward exchange contracts with net unrealized depreciation of approximately $7,000.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Emerging Markets Fixed Income Opportunities Portfolio

Statement of Assets and Liabilities	December 31, 2020 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $36,116)	$37,348
Investment in Security of Affiliated Issuer, at Value (Cost $1,781)	1,781
Total Investments in Securities, at Value (Cost $37,897)	39,129
Foreign Currency, at Value (Cost $24)	21
Interest Receivable	622
Tax Reclaim Receivable	25
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	17
Due from Adviser	3
Receivable from Affiliate	—	@
Receivable for Fund Shares Sold	—	@
Other Assets	33
Total Assets	39,850
Liabilities:
Deferred Capital Gain Country Tax	107
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	24
Payable for Professional Fees	15
Payable for Custodian Fees	9
Payable for Sub Transfer Agency Fees — Class I	3
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Administration Fees	3
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Shareholder Services Fees — Class A	1
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Other Liabilities	15
Total Liabilities	179
Net Assets	$39,671
Net Assets Consist of:
Paid-in-Capital	$45,376
Total Accumulated Loss	(5,705)
Net Assets	$39,671

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Emerging Markets Fixed Income Opportunities Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2020 (000)
CLASS I:
Net Assets	$35,262
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	3,847,730
Net Asset Value, Offering and Redemption Price Per Share	$9.16
CLASS A:
Net Assets	$3,325
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	363,218
Net Asset Value, Redemption Price Per Share	$9.15
Maximum Sales Load	3.25%
Maximum Sales Charge	$0.31
Maximum Offering Price Per Share	$9.46
CLASS L:
Net Assets	$589
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	64,407
Net Asset Value, Offering and Redemption Price Per Share	$9.14
CLASS C:
Net Assets	$475
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	52,081
Net Asset Value, Offering and Redemption Price Per Share	$9.13
CLASS IS:
Net Assets	$20
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,129
Net Asset Value, Offering and Redemption Price Per Share	$9.17

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Emerging Markets Fixed Income Opportunities Portfolio

Statement of Operations	Year Ended December 31, 2020 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $39 of Foreign Taxes Withheld)	$2,698
Dividends from Security of Affiliated Issuer (Note G)	14
Total Investment Income	2,712
Expenses:
Advisory Fees (Note B)	345
Professional Fees	133
Registration Fees	75
Administration Fees (Note C)	37
Custodian Fees (Note F)	28
Sub Transfer Agency Fees — Class I	20
Sub Transfer Agency Fees — Class A	2
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	— @
Shareholder Reporting Fees	19
Pricing Fees	16
Shareholder Services Fees — Class A (Note D)	8
Distribution and Shareholder Services Fees — Class L (Note D)	3
Distribution and Shareholder Services Fees — Class C (Note D)	4
Transfer Agency Fees — Class I (Note E)	3
Transfer Agency Fees — Class A (Note E)	3
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Directors' Fees and Expenses	5
Other Expenses	22
Total Expenses	729
Waiver of Advisory Fees (Note B)	(300)
Reimbursement of Class Specific Expenses — Class I (Note B)	(11)
Reimbursement of Class Specific Expenses — Class A (Note B)	(— @)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(4)
Net Expenses	408
Net Investment Income	2,304
Realized Gain (Loss):
Investments Sold (Net of $8 of Capital Gain Country Tax)	(2,280)
Foreign Currency Forward Exchange Contracts	26
Foreign Currency Translation	(49)
Net Realized Loss	(2,303)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $50)	(882)
Foreign Currency Forward Exchange Contracts	39
Foreign Currency Translation	1
Net Change in Unrealized Appreciation (Depreciation)	(842)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(3,145)
Net Decrease in Net Assets Resulting from Operations	$(841)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Emerging Markets Fixed Income Opportunities Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2020 (000)	Year Ended December 31, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$2,304	$2,801
Net Realized Loss	(2,303)	(980)
Net Change in Unrealized Appreciation (Depreciation)	(842)	4,411
Net Increase (Decrease) in Net Assets Resulting from Operations	(841)	6,232
Dividends and Distributions to Shareholders:
Class I	(1,008)	(2,260)
Class A	(75)	(82)
Class L	(14)	(30)
Class C	(8)	(18)
Class IS	(1)	(18)
Paid-in-Capital:
Class I	(1,137)	(275)
Class A	(84)	(10)
Class L	(16)	(4)
Class C	(10)	(2)
Class IS	(1)	(2)
Total Dividends and Distributions to Shareholders	(2,354)	(2,701)
Capital Share Transactions:(1)
Class I:
Subscribed	2,814	22,927
Distributions Reinvested	2,140	2,529
Redeemed	(24,914)	(3,153)
Class A:
Subscribed	2,384	1,620
Distributions Reinvested	159	92
Redeemed	(1,124)	(1,006)
Class L:
Distributions Reinvested	31	34
Redeemed	(188)	(58)
Class C:
Subscribed	127	453
Distributions Reinvested	18	20
Redeemed	(182)	(13)
Class IS:
Subscribed	—	725
Distributions Reinvested	1	1
Redeemed	—	(1,430)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(18,734)	22,741
Redemption Fees	— @	— @
Total Increase (Decrease) in Net Assets	(21,929)	26,272
Net Assets:
Beginning of Period	61,600	35,328
End of Period	$39,671	$61,600

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Emerging Markets Fixed Income Opportunities Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2020 (000)	Year Ended December 31, 2019 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	318	2,527
Shares Issued on Distributions Reinvested	258	278
Shares Redeemed	(3,008)	(349)
Net Increase (Decrease) in Class I Shares Outstanding	(2,432)	2,456
Class A:
Shares Subscribed	257	178
Shares Issued on Distributions Reinvested	19	10
Shares Redeemed	(144)	(110)
Net Increase in Class A Shares Outstanding	132	78
Class L:
Shares Issued on Distributions Reinvested	4	4
Shares Redeemed	(22)	(7)
Net Decrease in Class L Shares Outstanding	(18)	(3)
Class C:
Shares Subscribed	14	50
Shares Issued on Distributions Reinvested	2	2
Shares Redeemed	(21)	(1)
Net Increase (Decrease) in Class C Shares Outstanding	(5)	51
Class IS:
Shares Subscribed	—	81
Shares Issued on Distributions Reinvested	— @@	— @@
Shares Redeemed	—	(158)
Net Increase (Decrease) in Class IS Shares Outstanding	— @@	(77)

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Emerging Markets Fixed Income Opportunities Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$9.25		$8.52		$9.68		$9.07		$8.53
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.44		0.51		0.57		0.65		0.67
Net Realized and Unrealized Gain (Loss)	(0.06)		0.70		(1.24)		0.52		0.42
Total from Investment Operations	0.38		1.21		(0.67)		1.17		1.09
Distributions from and/or in Excess of:
Net Investment Income	(0.22)		(0.43)		(0.49)		(0.56)		(0.55)
Paid-in-Capital	(0.25)		(0.05)		—		—		—
Total Distributions	(0.47)		(0.48)		(0.49)		(0.56)		(0.55)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$9.16		$9.25		$8.52		$9.68		$9.07
Total Return(4)	4.69%		14.41%		(6.93)%		12.94%		12.80%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$35,262		$58,152		$32,575		$22,219		$20,332
Ratio of Expenses Before Expense Limitation	1.53%		1.39%		1.98%		2.01%		2.03%
Ratio of Expenses After Expense Limitation	0.84	%(5)	0.83	%(5)	0.84	%(5)	0.83	%(5)	0.84	%(5)
Ratio of Net Investment Income	5.05	%(5)	5.65	%(5)	6.24	%(5)	6.73	%(5)	7.32	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.02%		0.01%		0.01%		0.00	%(6)
Portfolio Turnover Rate	54%		58%		47%		77%		116%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Emerging Markets Fixed Income Opportunities Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$9.24		$8.51		$9.67		$9.06		$8.52
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.41		0.48		0.52		0.61		0.64
Net Realized and Unrealized Gain (Loss)	(0.06)		0.70		(1.22)		0.52		0.42
Total from Investment Operations	0.35		1.18		(0.70)		1.13		1.06
Distributions from and/or in Excess of:
Net Investment Income	(0.19)		(0.40)		(0.46)		(0.52)		(0.52)
Paid-in-Capital	(0.25)		(0.05)		—		—		—
Total Distributions	(0.44)		(0.45)		(0.46)		(0.52)		(0.52)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$9.15		$9.24		$8.51		$9.67		$9.06
Total Return(4)	4.33%		14.03%		(7.29)%		12.54%		12.53%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,325		$2,141		$1,306		$1,150		$972
Ratio of Expenses Before Expense Limitation	1.87%		1.81%		2.49%		2.51%		2.28%
Ratio of Expenses After Expense Limitation	1.19	%(5)	1.18	%(5)	1.19	%(5)	1.19	%(5)	1.09	%(5)
Ratio of Net Investment Income	4.72	%(5)	5.31	%(5)	5.74	%(5)	6.37	%(5)	7.03	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.02%		0.01%		0.01%		0.00	%(6)
Portfolio Turnover Rate	54%		58%		47%		77%		116%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Emerging Markets Fixed Income Opportunities Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$9.23		$8.50		$9.65		$9.05		$8.51
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.39		0.46		0.50		0.59		0.62
Net Realized and Unrealized Gain (Loss)	(0.06)		0.70		(1.22)		0.51		0.41
Total from Investment Operations	0.33		1.16		(0.72)		1.10		1.03
Distributions from and/or in Excess of:
Net Investment Income	(0.17)		(0.38)		(0.43)		(0.50)		(0.49)
Paid-in-Capital	(0.25)		(0.05)		—		—		—
Total Distributions	(0.42)		(0.43)		(0.43)		(0.50)		(0.49)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$9.14		$9.23		$8.50		$9.65		$9.05
Total Return(4)	4.06%		13.76%		(7.52)%		12.28%		12.15%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$589		$764		$727		$842		$777
Ratio of Expenses Before Expense Limitation	2.35%		2.16%		2.78%		2.77%		2.78%
Ratio of Expenses After Expense Limitation	1.44	%(5)	1.43	%(5)	1.44	%(5)	1.44	%(5)	1.45	%(5)
Ratio of Net Investment Income	4.48	%(5)	5.05	%(5)	5.51	%(5)	6.11	%(5)	6.70	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.02%		0.01%		0.01%		0.00	%(6)
Portfolio Turnover Rate	54%		58%		47%		77%		116%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.
The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Emerging Markets Fixed Income Opportunities Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$9.21		$8.50		$9.65		$9.05		$8.52
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.34		0.41		0.46		0.50		0.54
Net Realized and Unrealized Gain (Loss)	(0.05)		0.70		(1.22)		0.55		0.43
Total from Investment Operations	0.29		1.11		(0.76)		1.05		0.97
Distributions from and/or in Excess of:
Net Investment Income	(0.12)		(0.35)		(0.39)		(0.45)		(0.44)
Paid-in-Capital	(0.25)		(0.05)		—		—		—
Total Distributions	(0.37)		(0.40)		(0.39)		(0.45)		(0.44)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$9.13		$9.21		$8.50		$9.65		$9.05
Total Return(4)	3.63%		13.19%		(7.98)%		11.76%		11.60%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$475		$524		$48		$284		$225
Ratio of Expenses Before Expense Limitation	3.05%		2.92%		3.79%		3.84%		3.97%
Ratio of Expenses After Expense Limitation	1.94	%(5)	1.93	%(5)	1.94	%(5)	1.94	%(5)	1.95	%(5)
Ratio of Net Investment Income	3.98	%(5)	4.54	%(5)	5.09	%(5)	5.18	%(5)	5.87	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.02%		0.01%		0.01%		0.00	%(6)
Portfolio Turnover Rate	54%		58%		47%		77%		116%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Emerging Markets Fixed Income Opportunities Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$9.25		$8.52		$9.68		$9.07		$8.53
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.44		0.52		0.56		0.65		0.67
Net Realized and Unrealized Gain (Loss)	(0.05)		0.69		(1.23)		0.52		0.42
Total from Investment Operations	0.39		1.21		(0.67)		1.17		1.09
Distributions from and/or in Excess of:
Net Investment Income	(0.22)		(0.43)		(0.49)		(0.56)		(0.55)
Paid-in-Capital	(0.25)		(0.05)		—		—		—
Total Distributions	(0.47)		(0.48)		(0.49)		(0.56)		(0.55)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$9.17		$9.25		$8.52		$9.68		$9.07
Total Return(4)	4.84%		14.44%		(6.91)%		12.95%		12.81%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$20		$19		$672		$763		$716
Ratio of Expenses Before Expense Limitation	12.56%		1.73%		2.22%		2.25%		2.25%
Ratio of Expenses After Expense Limitation	0.81	%(5)	0.80	%(5)	0.81	%(5)	0.81	%(5)	0.82	%(5)
Ratio of Net Investment Income	5.10	%(5)	5.72	%(5)	6.15	%(5)	6.74	%(5)	7.33	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.02%		0.01%		0.01%		0.00	%(6)
Portfolio Turnover Rate	54%		58%		47%		77%		116%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-one separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Fixed Income Opportunities Portfolio. The Fund seeks high total return.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan

Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (2) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser or the Sub-Advisers determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$10,500	$—	$10,500
Sovereign	—	26,007	—	26,007
Supranational	—	402	—	402
Total Fixed Income Securities	—	36,909	—	36,909
Warrant	—	1	—	1
Short-Term Investments
Investment Company	1,781	—	—	1,781
Sovereign	—	408	—	408
U.S. Treasury Security	—	30	—	30
Total Short-Term Investments	1,781	438	—	2,219
Foreign Currency Forward Exchange Contracts	—	17	—	17
Total Assets	1,781	37,365	—	39,146
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(24)	—	(24)
Total	$1,781	$37,341	$—	$39,122

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

4.  Structured Investments: The Fund invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular time, may be unable to find qualified buyers for these securities.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2020:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$17
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(24)

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2020 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$26
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$39

At December 31, 2020, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(a) (000)	Liabilities(a) (000)
Foreign Currency Forward Exchange Contracts	$17	$(24)

(a) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2020:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
BNP Paribas SA	$10	$(7)	$—	$3
Citibank NA	4	—	—	4
UBS AG	3	(1)	—	2
Total	$17	$(8)	$—	$9
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
BNP Paribas SA	$7	$(7)	$—	$0
JPMorgan Chase Bank NA	16	—	—	16
UBS AG	1	(1)	—	0
Total	$24	$(8)	$—	$16

For the year ended December 31, 2020, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$4,786,000

6.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

7.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2020, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.09% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.85% for Class I shares, 1.20% for Class A shares, 1.45% for Class L shares, 1.95% for Class C shares and 0.82% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2020, approximately $300,000 of advisory fees were waived and approximately $17,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

The Adviser has entered into Sub-Advisory Agreements with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Fund with advisory services subject to the overall supervision of the Adviser and the Company's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2020, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $23,268,000 and $38,265,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2020.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2020, advisory fees paid were reduced by approximately $4,000 relating to the Fund's investment in the Liquidity Funds.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2020 is as follows:

Affiliated Investment Company	Value December 31, 2019 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$4,403	$22,662	$25,284	$14
Affiliated Investment Company (cont'd)	Realized Gain Loss (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2020 (000)
Liquidity Funds	$—	$—	$1,781

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2020, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2020 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2020 and 2019 was as follows:

2020 Distributions Paid From:		2019 Distributions Paid From:
Ordinary Income (000)	Paid-in- Capital (000)	Ordinary Income (000)	Paid-in- Capital (000)
$1,106	$1,248	$2,408	$293

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2020.

At December 31, 2020, the Fund had no distributable earnings on a tax basis.

At December 31, 2020, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $1,713,000 and $4,504,000, respectively, that do not have an expiration date. These amounts include capital losses acquired from MSIF Emerging Markets Domestic Debt that may be subject to limitation under IRC Section 382 in future years.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2020, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2020, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 58.4%.

K. Market Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Emerging Markets Fixed Income Opportunities Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Emerging Markets Fixed Income Opportunities Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Emerging Markets Fixed Income Opportunities Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2021

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				79

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020); and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	79	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2021); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	80

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015) Chairman, Opus Capital Group (1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	80

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006) Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	79	Director of NVR, Inc. (home construction).

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	80	Director, Rubicon Investment (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the fixed Income Sub-Committee of the Investment committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				79	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	80	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Boards since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	79	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2020) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

39

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 1633 Broadway New York, NY 10019 Birth Year: 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

40

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

41

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2021 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIEMEDANN
3386862 EXP 02.28.22

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Emerging Markets Leaders Portfolio

Annual Report

December 31, 2020

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	23
Liquidity Risk Management Program	24
Federal Tax Notice	25
Privacy Notice	26
Director and Officer Information	29

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Emerging Markets Leaders Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2021

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Expense Example (unaudited)

Emerging Markets Leaders Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Actual Ending Account Value 12/31/20	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Leaders Portfolio Class I	$1,000.00	$1,497.00	$1,019.36	$7.22	$5.84	1.15%
Emerging Markets Leaders Portfolio Class A	1,000.00	1,495.00	1,017.65	9.34	7.56	1.49
Emerging Markets Leaders Portfolio Class C	1,000.00	1,489.00	1,013.62	14.33	11.59	2.29
Emerging Markets Leaders Portfolio Class IS	1,000.00	1,497.30	1,019.66	6.84	5.53	1.09

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited)

Emerging Markets Leaders Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2020, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 59.36%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, MSCI Emerging Markets Net Index (the "Index"), which returned 18.31%.

Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  The emerging markets continued the momentum started in 2019 as the equity market shrugged off COVID-19 concerns, especially as many of index-heavyweight North Asian markets addressed the pandemic more decisively than other regions. The markets recorded strong return as Korea, Taiwan and China were the best performing markets within emerging markets.

•  The Emerging Markets Leaders Portfolio benefit from bottom-up stock selection, top-down thematic selection. The adoption rate for our long-term themes gathered momentum during the pandemic.

•  The Fund benefited from our China stock selection in the first half of the year and our stock selections in Latin America and Southeast Asian countries in the latter half. The only detractor from the Fund's overall performance in the past 12 months has been our zero weight in Korea as the country performed well in fighting the pandemic and benefited from the strong performance of its internet and hardware technology heavyweights.

•  The top contributors to the Fund's performance over the year were our holdings in a platform delivery company in China, a Latin American e-commerce company, a Southeast Asian e-commerce company, a North Asian analog integrated circuit company and a Chinese sportswear brand company.

•  The largest detractors from relative performance were our holdings in an Indian niche lender, a zero weight in a Korean electronics company that performed strongly, an Indian bank and a Latin American online travel company.

Management Strategies

•  The Fund remains an all-cap growth strategy investing in structural growth opportunities in emerging market equities. We believe that growth-oriented companies offer the best return prospects in the emerging markets and that these can be found at many different market caps; however, given the inherent volatility and liquidity constraints in these markets, the Emerging Market Leaders (EML) Portfolio will generally look to invest in companies with market capitalizations larger than $1 billion. We give ourselves the maximum flexibility to invest by region, sector and size, preferring not to limit ourselves to a particular factor or market-cap band. The investment universe for the EML strategy is not limited to only those companies listed in the emerging markets but can be listed anywhere, as long as a significant portion of revenue or growth is derived from emerging markets.

•  As the performance in 2020 highlighted, our focus on "high quality" businesses: those with what we believe to be a high predictability/near certainty of earnings, alongside sustainable or improving return on invested capital above the cost of capital, have allowed the Fund to achieve returns that historically have been higher than the market. We have continued to focus on companies with management integrity, a proven track record of great capital allocation and lean balance sheets. The businesses that we own in the portfolio are either industry leaders or emerging leaders, with dominant market share, pricing power and sustainable competitive advantages. A focus on quality and avoiding volatile business models helps us avoid downside risks in the portfolio.

•  We believe our high conviction, thematic view of the emerging markets is, in our opinion, the best way to invest in emerging markets now. Our longer-term investment horizon and our unwavering focus on the quality of our invested companies has allowed us to deliver strong compounded returns over time by protecting our investors' capital during periods of significant market dislocation.

•  While it is a concentrated portfolio, no one country or no one theme is so big that it will unduly impact the portfolio. An example of this portfolio construction played out well when the Indian market was significantly impacted earlier in 2020 during the nationwide COVID-related lockdown, and our positions in China and Southeast Asia

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

Emerging Markets Leaders Portfolio

buffered against India's underperformance. Another example was recently when some of the Chinese e-commerce platform companies we're invested in came under pressure toward year end, it was offset by other themes in technology and consumers that performed well for us.

•  One of our main themes in the health care sector had a mixed impact on performance during the year due to COVID-19. Our exposure to hospitals suffered initially as countries went into lockdown, limiting non-essential surgeries and visits. However, our exposure to a telemedicine company benefited as the consumer shift to online consultation accelerated and customer acquisition costs declined. The situation has recovered since then, as health care expenditure in emerging markets has remained resilient and hospital capacity utilization rates have already recovered to pre-COVID-19 levels. Overall, our exposure to health care was a positive contributor to relative outperformance in 2020.

•  Our exposure to structural growth themes in e-commerce, food delivery, rising fintech penetration, athleisure and premiumization of consumption have all contributed to the strong returns in the year, along with our focus on the large continental-sized markets of Greater China, India, Brazil and Southeast Asia.

•  We remain upbeat on the outlook for emerging markets, and we believe this large universe of companies offers us significant opportunities to generate potentially outsized returns in the years to come. Our portfolio positioning has been anchored by our investment process of finding companies with a demonstrated track-record of 15% return on invested capital and an expected 15% compound annual growth rate earnings growth outlook for the next three to five years.

•  Our businesses have a long track record of great capital allocation and have emerged stronger after each business cycle. This has also proven true in 2020. The future portfolio return will be a function of the delivery on the growth expectations; thus, poor execution by management teams is always a risk and this is an area of intense focus in our bottom-up analysis. While some political risks arising from growing nationalism remains, most of the businesses that we have invested in are domestic in nature and focused on the multi-year consumption theme and should be largely insulated from extraneous variables.

•  We are expecting that the world will start the gradual process of returning to normalcy as various countries implement COVID-19 vaccination programs. Considerable discussion has been held on whether the consumer behavior changes seen in 2020 will continue to stick around in the post-COVID-19 world. Our view is that COVID-19 only accelerated the structural changes that were already under way in emerging markets, and the digitalization of businesses will likely continue in the post-COVID-19 world. The growth rate of some of our portfolio companies will inevitably slow in 2021 from the current elevated levels, but we believe these companies may still offer among the best-in-class growth in the market. We are confident that our portfolio of structural compounders can continue to deliver on growth expectations in 2021 and beyond.

*  Minimum Investment for Class I shares

**  Commenced Operations on June 30, 2011. Performance shown for the Fund's Class I shares reflects the performance of the Morgan Stanley Emerging Markets Leaders Fund (Cayman) LP, a private fund managed by the Adviser for periods prior to close of business on January 5, 2015, when the Fund acquired substantially all of the assets and liabilities of the Private Fund in exchange for shares of the Fund (the "Emerging Markets Leaders Reorganization").

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

Emerging Markets Leaders Portfolio

Performance Compared to the MSCI Emerging Markets Net Index(1) and the Lipper Emerging Markets Funds Index(2)

	Period Ended December 31, 2020 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Fund — Class I Shares w/o sales charges(4)	59.36%	17.62%	—	9.18%
Fund — Class A Shares w/o sales charges(4)	58.81	17.15	—	8.91
Fund — Class A Shares with maximum 5.25% sales charges(4)	50.52	15.90	—	8.30
Fund — Class C Shares w/o sales charges(5)	57.59	16.29	—	11.99
Fund — Class C Shares with maximum 1.00% deferred sales charges(5)	56.59	16.29	—	11.99
Fund — Class IS Shares w/o sales charges(4)	59.39	17.67	—	9.21
MSCI Emerging Markets Net Index	18.31	12.81	—	3.73
Lipper Emerging Market Funds Index	20.52	13.43	—	4.41

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI Emerging Markets Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Net Index currently consists of 27 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Emerging Markets Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Pursuant to an agreement and plan of reorganization, between Morgan Stanley Institutional Fund, Inc., on behalf of the Fund, and Morgan Stanley Emerging Markets Leaders Fund (Cayman) LP, a private fund managed by the Adviser (the "Private Fund"), following close of business on January 5, 2015, the Fund acquired substantially all of the assets and liabilities of the Private Fund in exchange for shares of the Fund (the "Emerging Markets Leaders Reorganization"). The Private Fund commenced operations on June 30, 2011. The Fund adopted the performance history of the Private Fund. Performance shown for the Fund's Class I, Class A and Class IS shares reflects the performance of the limited partnership interests of the Private Fund, adjusted to reflect any applicable sales charge of the Class, but not adjusted for any other differences in expenses. If adjusted for other expenses, the historical returns would be different.

(5)  Commenced offering on April 30, 2015.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments

Emerging Markets Leaders Portfolio

	Shares	Value (000)
Common Stocks (97.7%)
Brazil (7.2%)
Pagseguro Digital Ltd., Class A (a)	70,605	$4,016
StoneCo Ltd., Class A (a)	54,361	4,562
		8,578
China (33.1%)
Agora, Inc. ADR (a)	22,367	885
Alibaba Group Holding Ltd. (a)(b)	191,544	5,571
Bilibili, Inc. ADR (a)	3,672	315
Kingdee International Software Group Co., Ltd. (a)(b)	789,000	3,221
Li Ning Co., Ltd. (b)	747,500	5,144
Meituan Dianping, Class B (a)(b)	202,400	7,619
New Oriental Education & Technology Group, Inc. ADR (a)	9,101	1,691
Pinduoduo, Inc. ADR (a)	15,149	2,691
Ping An Healthcare and Technology Co., Ltd. (a)(b)	164,300	1,995
Tencent Holdings Ltd. (b)	103,900	7,476
Wuliangye Yibin Co., Ltd., Class A	61,700	2,756
		39,364
Germany (5.0%)
Delivery Hero SE (a)	28,957	4,529
Global Fashion Group SA (a)	118,546	1,422
		5,951
India (20.5%)
Aarti Industries Ltd.	189,803	3,213
Apollo Hospitals Enterprise Ltd.	131,847	4,351
AU Small Finance Bank Ltd. (a)	227,914	2,664
Bajaj Finance Ltd.	78,731	5,716
HDFC Life Insurance Co., Ltd. (a)	208,302	1,934
Kotak Mahindra Bank Ltd. (a)	161,985	4,427
PI Industries Ltd.	31,595	950
SRF Ltd.	15,680	1,198
		24,453
Poland (0.3%)
Allegro.eu SA (a)	17,231	390
Singapore (8.5%)
Sea Ltd. ADR (a)	50,716	10,095
Taiwan (11.2%)
Silergy Corp.	40,000	3,442
Taiwan Semiconductor Manufacturing Co., Ltd.	338,000	6,394
Voltronic Power Technology Corp.	88,334	3,530
		13,366
United States (11.9%)
Advanced Micro Devices, Inc. (a)	12,358	1,133
MercadoLibre, Inc. (a)	4,053	6,790
NIKE, Inc., Class B	26,794	3,791
NVIDIA Corp.	4,602	2,403
		14,117
Total Common Stocks (Cost $72,313)		116,314
	Shares	Value (000)
Short-Term Investment (4.6%)
Investment Company (4.6%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $5,488)	5,487,728	$5,488
Total Investments (102.3%) (Cost $77,801) (c)(d)		121,802
Liabilities in Excess of Other Assets (–2.3%)		(2,787)
Net Assets (100.0%)		$119,015

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  The approximate fair value and percentage of net assets, $77,552,000 and 65.2%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(d)  At December 31, 2020, the aggregate cost for federal income tax purposes is approximately $78,528,000. The aggregate gross unrealized appreciation is approximately $44,316,000 and the aggregate gross unrealized depreciation is approximately $1,042,000, resulting in net unrealized appreciation of approximately $43,274,000.

ADR  American Depositary Receipt.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	30.3%
Internet & Direct Marketing Retail	23.8
Semiconductors & Semiconductor Equipment	11.0
Entertainment	8.6
Textiles, Apparel & Luxury Goods	7.3
Information Technology Services	7.1
Interactive Media & Services	6.1
Banks	5.8
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Emerging Markets Leaders Portfolio

Statement of Assets and Liabilities	December 31, 2020 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $72,313)	$116,314
Investment in Security of Affiliated Issuer, at Value (Cost $5,488)	5,488
Total Investments in Securities, at Value (Cost $77,801)	121,802
Foreign Currency, at Value (Cost $1,293)	1,292
Receivable for Investments Sold	370
Receivable for Fund Shares Sold	335
Tax Reclaim Receivable	23
Dividends Receivable	21
Receivable from Affiliate	—	@
Other Assets	51
Total Assets	123,894
Liabilities:
Payable for Investments Purchased	3,496
Deferred Capital Gain Country Tax	806
Bank Overdraft	370
Payable for Advisory Fees	143
Payable for Professional Fees	22
Payable for Custodian Fees	15
Payable for Administration Fees	7
Payable for Shareholder Services Fees — Class A	1
Payable for Distribution and Shareholder Services Fees — Class C	3
Payable for Sub Transfer Agency Fees — Class I	3
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	1
Payable to the Advisor	2
Other Liabilities	7
Total Liabilities	4,879
Net Assets	$119,015
Net Assets Consist of:
Paid-in-Capital	$76,374
Total Distributable Earnings	42,641
Net Assets	$119,015

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Emerging Markets Leaders Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2020 (000)
CLASS I:
Net Assets	$80,465
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	4,140,801
Net Asset Value, Offering and Redemption Price Per Share	$19.43
CLASS A:
Net Assets	$7,925
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	415,132
Net Asset Value, Redemption Price Per Share	$19.09
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.06
Maximum Offering Price Per Share	$20.15
CLASS C:
Net Assets	$3,395
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	184,846
Net Asset Value, Offering and Redemption Price Per Share	$18.37
CLASS IS:
Net Assets	$27,230
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,399,662
Net Asset Value, Offering and Redemption Price Per Share	$19.45

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Emerging Markets Leaders Portfolio

Statement of Operations	Year Ended December 31, 2020 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $36 of Foreign Taxes Withheld)	$262
Dividends from Security of Affiliated Issuer (Note G)	6
Total Investment Income	268
Expenses:
Advisory Fees (Note B)	566
Professional Fees	132
Registration Fees	58
Administration Fees (Note C)	50
Custodian Fees (Note F)	43
Sub Transfer Agency Fees — Class I	19
Sub Transfer Agency Fees — Class A	1
Sub Transfer Agency Fees — Class C	1
Shareholder Services Fees — Class A (Note D)	6
Shareholder Reporting Fees	16
Distribution and Shareholder Services Fees — Class C (Note D)	15
Transfer Agency Fees — Class I (Note E)	3
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class IS (Note E)	2
Directors' Fees and Expenses	5
Pricing Fees	2
Other Expenses	15
Total Expenses	939
Waiver of Advisory Fees (Note B)	(196)
Rebate from Morgan Stanley Affiliate (Note G)	(3)
Reimbursement of Class Specific Expenses — Class C (Note B)	(— @)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Net Expenses	738
Net Investment Loss	(470)
Realized Gain (Loss):
Investments Sold (Net of $11 of Capital Gain Country Tax)	4,290
Foreign Currency Translation	(39)
Net Realized Gain	4,251
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $617)	29,944
Foreign Currency Translation	(4)
Net Change in Unrealized Appreciation (Depreciation)	29,940
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	34,191
Net Increase in Net Assets Resulting from Operations	$33,721

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Emerging Markets Leaders Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2020 (000)	Year Ended December 31, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(470)	$(59)
Net Realized Gain	4,251	2,214
Net Change in Unrealized Appreciation (Depreciation)	29,940	9,889
Net Increase in Net Assets Resulting from Operations	33,721	12,044
Dividends and Distributions to Shareholders:
Class I	(2,732)	(1,093)
Class A	(274)	(40)
Class C	(126)	(33)
Class IS	(1,054)	(539)
Total Dividends and Distributions to Shareholders	(4,186)	(1,705)
Capital Share Transactions:(1)
Class I:
Subscribed	52,338	9,014
Distributions Reinvested	2,728	1,089
Redeemed	(25,342)	(23,753)
Class A:
Subscribed	7,127	76
Distributions Reinvested	274	40
Redeemed	(1,831)	(155)
Class C:
Subscribed	1,756	150
Distributions Reinvested	125	33
Redeemed	(143)	(123)
Class IS:
Subscribed	5	3,649
Distributions Reinvested	1,054	539
Redeemed	(3,300)	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	34,791	(9,441)
Redemption Fees	2	— @
Total Increase in Net Assets	64,328	898
Net Assets:
Beginning of Period	54,687	53,789
End of Period	$119,015	$54,687

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Emerging Markets Leaders Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2020 (000)	Year Ended December 31, 2019 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	3,072	806
Shares Issued on Distributions Reinvested	145	87
Shares Redeemed	(1,647)	(2,098)
Net Increase (Decrease) in Class I Shares Outstanding	1,570	(1,205)
Class A:
Shares Subscribed	422	7
Shares Issued on Distributions Reinvested	15	3
Shares Redeemed	(117)	(14)
Net Increase (Decrease) in Class A Shares Outstanding	320	(4)
Class C:
Shares Subscribed	107	14
Shares Issued on Distributions Reinvested	7	3
Shares Redeemed	(12)	(12)
Net Increase in Class C Shares Outstanding	102	5
Class IS:
Shares Subscribed	— @@	287
Shares Issued on Distributions Reinvested	56	43
Shares Redeemed	(217)	—
Net Increase (Decrease) in Class IS Shares Outstanding	(161)	330

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Emerging Markets Leaders Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$12.70		$10.38		$12.14		$9.73		$9.45
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.11)		(0.02)		0.03		0.08		0.04
Net Realized and Unrealized Gain (Loss)	7.62		2.78		(1.74)		2.45		0.25
Total from Investment Operations	7.51		2.76		(1.71)		2.53		0.29
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.01)		(0.08)		(0.01)
Net Realized Gain	(0.78)		(0.44)		(0.04)		(0.04)		—
Paid-in-Capital	—		—		—		—		(0.00	)(3)
Total Distributions	(0.78)		(0.44)		(0.05)		(0.12)		(0.01)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$19.43		$12.70		$10.38		$12.14		$9.73
Total Return(4)	59.36%		26.63%		(14.12)%		26.01%		3.08%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$80,465		$32,651		$39,206		$73,273		$25,374
Ratio of Expenses Before Expense Limitation	1.47%		1.57%		1.48%		1.43%		1.32%
Ratio of Expenses After Expense Limitation	1.15	%(5)	1.17	%(5)	1.17	%(5)	1.11	%(5)	1.10	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.16	%(5)	1.16	%(5)	N/A		N/A
Ratio of Net Investment Income (Loss)	(0.73	)%(5)	(0.14	)%(5)	0.29	%(5)	0.67	%(5)	0.37	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.02%
Portfolio Turnover Rate	57%		58%		47%		79%		45%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Emerging Markets Leaders Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$12.53		$10.29		$12.06		$9.67		$9.43
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.17)		(0.05)		(0.00	)(3)	0.02		(0.03)
Net Realized and Unrealized Gain (Loss)	7.51		2.73		(1.73)		2.44		0.28
Total from Investment Operations	7.34		2.68		(1.73)		2.46		0.25
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.03)		(0.01)
Net Realized Gain	(0.78)		(0.44)		(0.04)		(0.04)		—
Paid-in-Capital	—		—		—		—		(0.00	)(3)
Total Distributions	(0.78)		(0.44)		(0.04)		(0.07)		(0.01)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$19.09		$12.53		$10.29		$12.06		$9.67
Total Return(4)	58.81%		26.08%		(14.41)%		25.46%		2.63%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$7,925		$1,191		$1,024		$1,102		$821
Ratio of Expenses Before Expense Limitation	1.82%		2.04%		1.93%		2.01%		1.96%
Ratio of Expenses After Expense Limitation	1.50	%(5)	1.55	%(5)	1.55	%(5)	1.54	%(5)	1.53	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.54	%(5)	1.54	%(5)	N/A		N/A
Ratio of Net Investment Income (Loss)	(1.13	)%(5)	(0.45	)%(5)	(0.04	)%(5)	0.18	%(5)	(0.33	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.02%
Portfolio Turnover Rate	57%		58%		47%		79%		45%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Emerging Markets Leaders Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$12.17		$10.08		$11.90		$9.59		$9.42
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.27)		(0.13)		(0.09)		(0.06)		(0.10)
Net Realized and Unrealized Gain (Loss)	7.25		2.66		(1.69)		2.41		0.28
Total from Investment Operations	6.98		2.53		(1.78)		2.35		0.18
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		—		(0.01)
Net Realized Gain	(0.78)		(0.44)		(0.04)		(0.04)		—
Paid-in-Capital	—		—		—		—		(0.00	)(3)
Total Distributions	(0.78)		(0.44)		(0.04)		(0.04)		(0.01)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$18.37		$12.17		$10.08		$11.90		$9.59
Total Return(4)	57.59%		25.14%		(15.02)%		24.53%		1.89%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,395		$1,007		$780		$926		$587
Ratio of Expenses Before Expense Limitation	2.63%		2.82%		2.75%		2.80%		3.08%
Ratio of Expenses After Expense Limitation	2.29	%(5)	2.30	%(5)	2.30	%(5)	2.29	%(5)	2.28	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		2.29	%(5)	2.29	%(5)	N/A		N/A
Ratio of Net Investment Loss	(1.88	)%(5)	(1.18	)%(5)	(0.83	)%(5)	(0.49	)%(5)	(0.99	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.02%
Portfolio Turnover Rate	57%		58%		47%		79%		45%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Emerging Markets Leaders Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$12.71		$10.38		$12.14		$9.73		$9.45
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.09)		0.00	(3)	0.04		0.08		(0.00	)(3)
Net Realized and Unrealized Gain (Loss)	7.61		2.77		(1.74)		2.45		0.29
Total from Investment Operations	7.52		2.77		(1.70)		2.53		0.29
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.02)		(0.08)		(0.01)
Net Realized Gain	(0.78)		(0.44)		(0.04)		(0.04)		—
Paid-in-Capital	—		—		—		—		(0.00	)(3)
Total Distributions	(0.78)		(0.44)		(0.06)		(0.12)		(0.01)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$19.45		$12.71		$10.38		$12.14		$9.73
Total Return(4)	59.39%		26.73%		(14.03)%		26.02%		3.09%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$27,230		$19,838		$12,779		$14,868		$88,880
Ratio of Expenses Before Expense Limitation	1.42%		1.53%		1.44%		1.42%		1.31%
Ratio of Expenses After Expense Limitation	1.09	%(5)	1.10	%(5)	1.10	%(5)	1.09	%(5)	1.08	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.09	%(5)	1.09	%(5)	N/A		N/A
Ratio of Net Investment Income (Loss)	(0.65	)%(5)	0.00	%(6)	0.38	%(5)	0.72	%(5)	(0.00	)%(5)(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.02%
Portfolio Turnover Rate	57%		58%		47%		79%		45%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-one separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Leaders Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Banks	$—	$7,091	$—	$7,091
Beverages	—	2,756	—	2,756
Chemicals	—	5,361	—	5,361
Consumer Finance	—	5,716	—	5,716
Diversified Consumer Services	1,691	—	—	1,691
Electrical Equipment	—	3,530	—	3,530
Entertainment	10,410	—	—	10,410
Health Care Providers & Services	—	4,351	—	4,351
Health Care Technology	—	1,995	—	1,995
Information Technology Services	8,578	—	—	8,578
Insurance	—	1,934	—	1,934
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Interactive Media & Services	$—	$7,476	$—	$7,476
Internet & Direct Marketing Retail	9,871	19,141	—	29,012
Semiconductors & Semiconductor Equipment	3,536	9,836	—	13,372
Software	885	3,221	—	4,106
Textiles, Apparel & Luxury Goods	3,791	5,144	—	8,935
Total Common Stocks	38,762	77,552	—	116,314
Short-Term Investment
Investment Company	5,488	—	—	5,488
Total Assets	$44,250	$77,552	$—	$121,802

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

5.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.90%	0.85%

For the year ended December 31, 2020, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.58% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses,

excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.20% for Class I shares, 1.55% for Class A shares, 2.30% for Class C shares and 1.10% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2020, approximately $196,000 of advisory fees were waived and approximately $2,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2020, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $65,009,000 and $35,700,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2020.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2020, advisory fees paid were reduced by approximately $3,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2020 is as follows:

Affiliated Investment Company	Value December 31, 2019 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$2,729	$51,505	$48,746	$6
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2020 (000)
Liquidity Funds	$—	$—	$5,488

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2020, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2020 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2020 and 2019 was as follows:

2020 Distributions Paid From:		2019 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$1,256	$2,930	$—	$1,705

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2020.

At December 31, 2020, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$205	$122

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2020, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2020, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 66.4%.

K. Market Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Emerging Markets Leaders Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Emerging Markets Leaders Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Emerging Markets Leaders Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2021

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2020. For corporate shareholders 2.44% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $2,930,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2020. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $64,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				79

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP plc (November 2010May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020); and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	79	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	80

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015) Chairman, Opus Capital Group (1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	80

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	79	Director of NVR, Inc. (home construction).

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	80	Director, Rubicon Investment (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the fixed Income Sub-Committee of the Investment committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				79	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	80	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Boards since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	79	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2020) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 1633 Broadway New York, NY 10019 Birth Year: 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

33

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2021 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIEMLANN
3386864 EXP 02.28.22

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Emerging Markets Portfolio

Annual Report

December 31, 2020

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	30
Liquidity Risk Management Program	31
Federal Tax Notice	32
Privacy Notice	33
Director and Officer Information	36

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Emerging Markets Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2021

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Expense Example (unaudited)

Emerging Markets Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Actual Ending Account Value 12/31/20	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Portfolio Class I	$1,000.00	$1,305.00	$1,019.86	$6.08	$5.33	1.05%
Emerging Markets Portfolio Class A	1,000.00	1,302.60	1,018.30	7.87	6.90	1.36
Emerging Markets Portfolio Class L	1,000.00	1,299.30	1,015.58	10.98	9.63	1.90
Emerging Markets Portfolio Class C	1,000.00	1,297.40	1,014.33	12.42	10.89	2.15
Emerging Markets Portfolio Class IS	1,000.00	1,305.50	1,020.36	5.51	4.82	0.95
Emerging Markets Portfolio Class IR	1,000.00	1,305.50	1,020.36	5.51	4.82	0.95

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited)

Emerging Markets Portfolio

The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

Performance

For the fiscal year ended December 31, 2020, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 14.58%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the MSCI Emerging Markets Index (the "Index"), which returned 18.31%.

Factors Affecting Performance

•  Our aggregate stock selection was the main driver of performance for the full year. Country allocation contributed positively in November and December of 2020 as country dispersion began to increase in recent months. Emerging market (EM) equities recovered in the second half of the year, following the COVID-related market volatility that marked the first quarter of 2020. In the six months ending December 31, 2020, the Index returned +31.14% with returns more broadly based. Our process of identifying and owning growth stocks in many different countries across the EM universe was starting to be rewarded, and we believe this dispersion can continue.

•  The Fund underperformed the Index in the first quarter of 2020 as investors flocked to the perceived safety of what had worked in the past during the sell-off triggered by the COVID-19 crisis. Investors flooded back to those countries, sectors and stocks that were already outperforming — and relatively expensive — before the pandemic broke out (North Asia, technology, semiconductors and mega-cap stocks). This resulted in extreme clustering at the country and industry levels on relative performance and valuation metrics.

•  Throughout 2020, developed countries along with China, Korea and Taiwan have had the greater fiscal resources to spend more heavily on stimulus than the majority of EM countries, and this was reflected in market performance. Korea, Taiwan and China were the best performing markets in EM in 2020, returning +45%, +42% and +30%, respectively, while the majority of remaining EM countries ended the year with negative returns. Our underweight allocation to North Asia and overweight allocations to the neglected parts of EM — select Latin America countries like Brazil and Central and Eastern European (CEE) countries like Poland and Russia — detracted from returns.

•  For the full year, stock selection in Taiwan and Russia were top contributors to returns. In Taiwan, overweight allocations to two semiconductor companies helped drive returns. Within technology in Taiwan, we are focused on companies with competitive technology expertise, strong pricing power and structural growth in the value chain, particularly those in the hardware space.

•  In Russia, the portfolio benefited from a combination of long-held high quality growth names supported by secular trends and some recent additions in 2020 in companies that we believe can benefit from accelerated trends such as digitalization.

•  Stock selection in and underweight allocation to China was the largest detractor from performance. Though long-standing holdings in secular growth stories such as a leading beer brand and a dairy products company contributed, zero allocations to a shopping platform, electric vehicle manufacturer and an e-commerce company detracted as these stocks saw sharp rallies in 2020.

•  Our overweight allocation to and stock selection in Poland detracted, driven by an allocation to a game developer. The stock underperformed following a turbulent release of its latest game in the fourth quarter of 2020.

•  Stock selection in Turkey and India, particularly in the financials sector, also detracted. In India, financials were particularly hard hit when the government announced a 21-day lockdown in the first quarter of 2020 in response to the COVID-19 pandemic. Our allocation to a large bank in Turkey detracted as the worsening currency outlook for the Turkish lira remained a headwind for the stock.

Management Strategies

•  Looking ahead, we are very constructive on the broad outlook for emerging markets as an asset class over the next five to 10 years after the U.S. dominance of market returns in the past decade. Key among the catalysts to trigger robust returns for EM equities are the weakening of the U.S. dollar, the recovery of commodities prices, and the emerging reforms and digital innovations emanating from many EM countries. We believe EM valuations overall are at very compelling valuations relative to the U.S. equity market, which are likely to trigger asset

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

Emerging Markets Portfolio

allocation shifts. We believe we are at an important inflection point as drivers of economic growth and equity market returns converge to help power the asset class after nearly a decade of underperforming the U.S.

•  The portfolio is focused on the themes, stocks and countries that we believe can thrive even if growth levels are much lower than they were in the first decade of the 2000s when EM boomed. We continue to be overweight secular growth winners and are incrementally adding cyclical recovery plays, including select materials and energy companies. From a country allocation perspective, our overweights are primarily in those countries with healthy or improving domestic demand, low debt and resilience in the face of declining global trade as nationalism and protectionism continue to increase.

•  We continue to overweight the CEE region through our exposure to stocks in Poland, Hungary and Czech Republic. CEE countries entered the pandemic with little or no economic imbalances and have ample room both on the monetary and fiscal sides to counter the economic impact of COVID-19, making it possible for these economies to recover faster than other developing countries. Recently, COVID-19 cases have increased in the region, but governments are taking measures to control the spread and limit the economic impact. That said, the companies we own have strong balance sheets that we believe can sustain another period of economic stress. We continue to invest in secular growth stories and strong franchises in CEE.

•  We remain overweight Russia. Russia continues to follow a very orthodox macro policy framework, which has materially reduced the vulnerability of the Russian economy to external shocks. Further, we believe the monetary and fiscal policies of the Russian government have not only reduced inflation to post-Soviet lows, but also are materially reducing the sensitivity of the Russian economy to oil and leading to a less volatile domestic economy. Within this macro context and given other features of Russia — including strong software engineering talent, an underdeveloped regional economy and abundant low-cost resources — we like select domestic stocks given their secular earnings growth opportunities, as well as specific low-cost commodity producers with healthy balance sheets and strong free cash flow even at current commodity prices, and reinvestment/growth opportunities.

•  Brazil suffered in 2020 from a combination of the pandemic, economic contraction and political uncertainty; however, we remain constructive on the prospects for reform advancing and on the quality, resilience and future growth prospects of the companies we own. We remain overweight Brazil, emphasizing stock opportunities within a still difficult — even if better than expected — macro environment.

•  We remain underweight China, mostly owing to our limited our exposure to state-owned and so-called "old" China industries. We believe surviving companies with strong balance sheets and cash flow could become market share consolidators in a post-COVID-19 world and thus likely long-term winners. In addition, the outbreak of the virus may foster digital trends on both the consumer and enterprise sides, favoring companies that embrace and enable the digital economy. We continue to focus on long-term fundamentals and identifying structural growth opportunities.

•  We are underweight Korea given its high absolute levels of debt and status as a quasi-developed market. Our stock selection in Korea remains focused on identifying growth opportunities within the specific themes of technology, electric vehicles, media and gaming, most of which are driven by global demand.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C, IS and IR shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

Emerging Markets Portfolio

Performance Compared to the MSCI Emerging Markets Index(1) and the Lipper Emerging Markets Funds Index(2)

	Period Ended December 31, 2020 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(10)
Fund — Class I Shares w/o sales charges(4)	14.58%	10.26%	3.11%	7.78%
Fund — Class A Shares w/o sales charges(5)	14.21	9.91	2.80	6.76
Fund — Class A Shares with maximum 5.25% sales charges(5)	8.20	8.74	2.24	6.54
Fund — Class L Shares w/o sales charges(6)	13.65	9.31	—	3.73
Fund — Class C Shares w/o sales charges(8)	13.32	9.05	—	4.22
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	12.32	9.05	—	4.22
Fund — Class IS Shares w/o sales charges(7)	14.73	10.37	—	5.04
Fund — Class IR Shares w/o sales charges(9)	14.73	—	—	7.75
MSCI Emerging Markets Index	18.31	12.81	3.63	7.81
Lipper Emerging Market Funds Index	20.52	13.43	4.23	N/A

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Index currently consists of 27 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Returns, including periods prior to January 1, 2001, are calculated using the return data of the MSCI Emerging Markets Index (gross dividends) through December 31, 2000 and the return data of the MSCI Emerging Markets Net Index (net dividends) after December 31, 2000. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Emerging Market Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Market Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Emerging Market Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on September 25, 1992.

(5)  Commenced offering on January 2, 1996.

(6)  Commenced offering on April 27, 2012.

(7)  Commenced offering on September 13, 2013.

(8)  Commenced offering on April 30, 2015.

(9)  Commenced offering on June 15, 2018.

(10)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments

Emerging Markets Portfolio

	Shares	Value (000)
Common Stocks (98.9%)
Argentina (1.1%)
Globant SA (a)	37,358	$8,130
Brazil (7.2%)
Hapvida Participacoes e Investimentos SA	2,787,880	8,225
Localiza Rent a Car SA	531,163	7,079
Lojas Renner SA	1,084,116	9,116
Pagseguro Digital Ltd., Class A (a)	176,088	10,016
Petroleo Brasileiro SA	1,226,146	6,774
Petroleo Brasileiro SA (Preference)	1,390,921	7,551
Rumo SA (a)	1,590,508	5,882
		54,643
China (30.6%)
Alibaba Group Holding Ltd. (a)(b)	1,124,872	32,716
Alibaba Group Holding Ltd. ADR (a)	30,803	7,169
Anhui Conch Cement Co., Ltd., Class A	874,767	6,915
China Construction Bank Corp. H Shares (b)	13,435,120	10,134
China International Capital Corp., Ltd. H Shares (a)(b)	1,596,000	4,327
China Mengniu Dairy Co., Ltd. (a)(b)	2,406,000	14,506
China Resources Beer Holdings Co., Ltd. (b)	1,818,000	16,718
China Resources Land Ltd. (b)	760,000	3,132
Hua Hong Semiconductor Ltd. (a)(b)(c)	1,016,000	5,784
Jiangsu Hengrui Medicine Co., Ltd., Class A	249,916	4,258
Joincare Pharmaceutical Group Industry Co. Ltd.	1,067,000	2,269
Kweichow Moutai Co., Ltd., Class A	85,849	26,235
New Oriental Education & Technology Group, Inc. ADR (a)	56,307	10,463
Ping An Insurance Group Co. of China Ltd., Class A	416,674	5,544
Ping An Insurance Group Co. of China Ltd. H Shares (b)	274,500	3,341
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares (b)	1,212,000	2,742
Shenzhou International Group Holdings Ltd. (b)	590,000	11,563
TAL Education Group ADR (a)	79,627	5,694
Tencent Holdings Ltd. (b)	723,000	52,023
Universal Scientific Industrial Shanghai Co., Ltd., Class A	1,368,653	4,055
Yihai International Holding Ltd. (a)(b)	255,000	3,787
		233,375
Hong Kong (1.0%)
Hong Kong Exchanges & Clearing Ltd.	139,400	7,646
Hungary (1.1%)
Richter Gedeon Nyrt	323,585	8,121
India (8.5%)
Bharti Airtel Ltd.	705,533	4,927
Eicher Motors Ltd.	82,273	2,854
HDFC Bank Ltd. ADR (a)	91,419	6,606
Housing Development Finance Corp., Ltd.	288,282	10,100
ICICI Bank Ltd. (a)	1,249,102	9,185
ICICI Prudential Life Insurance Co., Ltd. (a)	493,095	3,370
Infosys Ltd.	372,902	6,393
Infosys Ltd. ADR	135,891	2,303
	Shares	Value (000)
Mahindra & Mahindra Ltd.	408,467	$4,039
Marico Ltd.	326,513	1,801
Reliance Industries Ltd.	203,662	5,541
Reliance Industries Partly Paid	281,990	4,332
Shree Cement Ltd.	9,326	3,067
		64,518
Indonesia (1.2%)
Bank Central Asia Tbk PT	3,974,700	9,581
Korea, Republic of (10.0%)
Kakao Corp.	20,482	7,349
LG Chem Ltd.	4,933	3,751
NCSoft Corp.	4,814	4,133
Samsung Biologics Co., Ltd. (a)	5,685	4,329
Samsung Electronics Co., Ltd.	613,913	45,844
Samsung SDI Co., Ltd.	7,240	4,196
SK Hynix, Inc.	58,061	6,342
		75,944
Mexico (1.2%)
Grupo Aeroportuario del Centro Norte SAB de CV (a)	1,449,113	9,348
Poland (2.4%)
Allegro.eu SA (a)	312,418	7,084
Jeronimo Martins SGPS SA	226,712	3,811
LPP SA (a)	3,175	7,068
		17,963
Russia (6.8%)
LUKOIL PJSC ADR	101,418	6,898
Novatek PJSC GDR (Registered)	55,914	9,105
Novolipetskiy Metallurgicheskiy Kombinat PAO GDR	303,810	8,406
TCS Group Holding PLC GDR	260,794	8,581
X5 Retail Group N.V. GDR	191,415	6,912
Yandex N.V., Class A (a)	169,204	11,773
		51,675
Singapore (1.3%)
Sea Ltd. ADR (a)	49,977	9,948
South Africa (5.0%)
Anglo American Platinum Ltd.	53,561	5,270
Anglo American PLC	428,108	14,209
Capitec Bank Holdings Ltd. (a)	104,605	10,230
Clicks Group Ltd.	482,317	8,284
		37,993
Taiwan (12.7%)
ASE Technology Holding Co., Ltd.	3,081,626	8,939
Delta Electronics, Inc.	1,012,000	9,490
MediaTek, Inc.	427,000	11,387
Taiwan Semiconductor Manufacturing Co., Ltd.	3,553,205	67,218
		97,034
United Kingdom (2.8%)
Avast PLC	1,493,278	10,965
Mondi PLC	440,379	10,331
		21,296

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments (cont'd)

Emerging Markets Portfolio

	Shares	Value (000)
United States (6.0%)
ASML Holding N.V.	37,667	$18,371
EPAM Systems, Inc. (a)	20,763	7,440
MercadoLibre, Inc. (a)	6,366	10,664
NIKE, Inc., Class B	66,471	9,404
		45,879
Total Common Stocks (Cost $439,827)		753,094
Short-Term Investments (1.1%)
Securities held as Collateral on Loaned Securities (0.0%)
Investment Company (0.0%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $220)	219,594	220
Investment Company (1.1%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $8,721)8,721,349		8,721
Total Short-Term Investments (Cost $8,941)		8,941
Total Investments (100.0%) (Cost $448,768) Including $4,744 of Securities Loaned (d)(e)		762,035
Liabilities in Excess of Other Assets (0.0%) (f)		(191)
Net Assets (100.0%)		$761,844

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  All or a portion of this security was on loan at December 31, 2020.

(d)  The approximate fair value and percentage of net assets, $618,681,000 and 81.2%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(e)  At December 31, 2020, the aggregate cost for federal income tax purposes is approximately $459,295,000. The aggregate gross unrealized appreciation is approximately $303,872,000 and the aggregate gross unrealized depreciation is approximately $1,132,000, resulting in net unrealized appreciation of approximately $302,740,000.

(f)  Amount is less than 0.05%.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

PJSC  Public Joint Stock Company.

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	43.5%
Semiconductors & Semiconductor Equipment	15.5
Interactive Media & Services	9.4
Internet & Direct Marketing Retail	7.6
Banks	7.1
Tech Hardware, Storage & Peripherals	6.0
Beverages	5.6
Oil, Gas & Consumable Fuels	5.3
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2020.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Emerging Markets Portfolio

Statement of Assets and Liabilities	December 31, 2020 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $439,827)	$753,094
Investment in Security of Affiliated Issuer, at Value (Cost $8,941)	8,941
Total Investments in Securities, at Value (Cost $448,768)	762,035
Foreign Currency, at Value (Cost $3,213)	3,190
Dividends Receivable	1,128
Receivable for Investments Sold	830
Receivable for Fund Shares Sold	259
Tax Reclaim Receivable	163
Receivable from Securities Lending Income	6
Receivable from Affiliate	—	@
Other Assets	139
Total Assets	767,750
Liabilities:
Payable for Investments Purchased	2,404
Payable for Advisory Fees	1,490
Deferred Capital Gain Country Tax	1,179
Payable for Fund Shares Redeemed	239
Collateral on Securities Loaned, at Value	220
Payable for Custodian Fees	122
Payable for Sub Transfer Agency Fees — Class I	38
Payable for Sub Transfer Agency Fees — Class A	1
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Administration Fees	39
Payable for Professional Fees	31
Payable for Transfer Agency Fees — Class I	9
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	6
Payable for Transfer Agency Fees — Class IR	—	@
Payable for Shareholder Services Fees — Class A	2
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Other Liabilities	125
Total Liabilities	5,906
Net Assets	$761,844
Net Assets Consist of:
Paid-in-Capital	$489,646
Total Distributable Earnings	272,198
Net Assets	$761,844

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Emerging Markets Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2020 (000)
CLASS I:
Net Assets	$312,834
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	11,650,358
Net Asset Value, Offering and Redemption Price Per Share	$26.85
CLASS A:
Net Assets	$7,907
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	302,576
Net Asset Value, Redemption Price Per Share	$26.13
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.45
Maximum Offering Price Per Share	$27.58
CLASS L:
Net Assets	$215
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	8,409
Net Asset Value, Offering and Redemption Price Per Share	$25.51
CLASS C:
Net Assets	$530
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	20,961
Net Asset Value, Offering and Redemption Price Per Share	$25.29
CLASS IS:
Net Assets	$440,346
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	16,402,672
Net Asset Value, Offering and Redemption Price Per Share	$26.85
CLASS IR:
Net Assets	$12
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	439
Net Asset Value, Offering and Redemption Price Per Share	$26.85
(1) Including: Securities on Loan, at Value:	$4,744

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Emerging Markets Portfolio

Statement of Operations	Year Ended December 31, 2020 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $1,472 of Foreign Taxes Withheld)	$10,743
Income from Securities Loaned — Net	113
Dividends from Security of Affiliated Issuer (Note G)	25
Total Investment Income	10,881
Expenses:
Advisory Fees (Note B)	5,516
Administration Fees (Note C)	535
Custodian Fees (Note F)	366
Sub Transfer Agency Fees — Class I	229
Sub Transfer Agency Fees — Class A	11
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	— @
Professional Fees	234
Registration Fees	99
Transfer Agency Fees — Class I (Note E)	44
Transfer Agency Fees — Class A (Note E)	4
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	3
Transfer Agency Fees — Class IR (Note E)	2
Shareholder Reporting Fees	53
Shareholder Services Fees — Class A (Note D)	21
Distribution and Shareholder Services Fees — Class L (Note D)	1
Distribution and Shareholder Services Fees — Class C (Note D)	4
Pricing Fees	7
Interest Expenses	23
Reorganization Expenses	(189)*
Other Expenses	44
Total Expenses	7,011
Waiver of Advisory Fees (Note B)	(310)
Reimbursement of Class Specific Expenses — Class I (Note B)	(5)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(3)
Reimbursement of Class Specific Expenses — Class IR (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(13)
Net Expenses	6,674
Net Investment Income	4,207
Realized Loss:
Investments Sold	(26,622)
Foreign Currency Forward Exchange Contracts	(1,280)
Foreign Currency Translation	(823)
Net Realized Loss	(28,725)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $386)	127,676
Foreign Currency Forward Exchange Contracts	510
Foreign Currency Translation	55
Net Change in Unrealized Appreciation (Depreciation)	128,241
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	99,516
Net Increase in Net Assets Resulting from Operations	$103,723

@  Amount is less than $500.

*  Over accrual of reorganization expenses.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Emerging Markets Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2020 (000)	Year Ended December 31, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$4,207	$13,422
Net Realized Gain (Loss)	(28,725)	107,229
Net Change in Unrealized Appreciation (Depreciation)	128,241	37,183
Net Increase in Net Assets Resulting from Operations	103,723	157,834
Dividends and Distributions to Shareholders:
Class I	(3,316)	(33,365)
Class A	(58)	(1,495)
Class L	(1)	(29)
Class C	(3)	(55)
Class IS	(5,074)	(62,373)
Class IR	(— @)	(1)
Total Dividends and Distributions to Shareholders	(8,452)	(97,318)
Capital Share Transactions:(1)
Class I:
Subscribed	61,286	28,345
Issued due to a tax-free reorganization	—	438,765
Distributions Reinvested	3,187	31,579
Redeemed	(73,298)	(457,409)
Class A:
Subscribed	1,609	3,722
Distributions Reinvested	58	1,482
Redeemed	(5,575)	(8,421)
Class L:
Exchanged	50	—
Distributions Reinvested	1	29
Redeemed	(54)	(127)
Class C:
Subscribed	42	108
Distributions Reinvested	3	55
Redeemed	(27)	(28)
Class IS:
Subscribed	27,884	100,062
Distributions Reinvested	5,074	52,608
Redeemed	(167,078)	(478,275)
Class IR:
Distributions Reinvested	— @	1
Net Decrease in Net Assets Resulting from Capital Share Transactions	(146,838)	(287,504)
Redemption Fees	12	11
Total Decrease in Net Assets	(51,555)	(226,977)
Net Assets:
Beginning of Period	813,399	1,040,376
End of Period	$761,844	$813,399

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Emerging Markets Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2020 (000)	Year Ended December 31, 2019 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	3,098	1,180
Shares Issued due to a tax-free reorganization	—	17,868
Shares Issued on Distributions Reinvested	121	1,359
Shares Redeemed	(3,267)	(18,880)
Net Increase (Decrease) in Class I Shares Outstanding	(48)	1,527
Class A:
Shares Subscribed	75	157
Shares Issued on Distributions Reinvested	2	66
Shares Redeemed	(260)	(356)
Net Decrease in Class A Shares Outstanding	(183)	(133)
Class L:
Shares Exchanged	2	—
Shares Issued on Distributions Reinvested	— @@	1
Shares Redeemed	(3)	(5)
Net Decrease in Class L Shares Outstanding	(1)	(4)
Class C:
Shares Subscribed	2	5
Shares Issued on Distributions Reinvested	— @@	2
Shares Redeemed	(1)	(1)
Net Increase in Class C Shares Outstanding	1	6
Class IS:
Shares Subscribed	1,282	4,177
Shares Issued on Distributions Reinvested	193	2,266
Shares Redeemed	(7,218)	(19,685)
Net Decrease in Class IS Shares Outstanding	(5,743)	(13,242)
Class IR:
Shares Issued on Distributions Reinvested	— @@	— @@

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Emerging Markets Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$23.69		$22.53		$27.95		$20.83		$19.68
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.13		0.41		0.28		0.19		0.17
Net Realized and Unrealized Gain (Loss)	3.32		3.92		(5.15)		7.10		1.15
Total from Investment Operations	3.45		4.33		(4.87)		7.29		1.32
Distributions from and/or in Excess of:
Net Investment Income	(0.14)		(0.18)		(0.35)		(0.17)		(0.17)
Net Realized Gain	(0.15)		(2.99)		(0.20)		—		—
Total Distributions	(0.29)		(3.17)		(0.55)		(0.17)		(0.17)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$26.85		$23.69		$22.53		$27.95		$20.83
Total Return(4)	14.58%		19.44%		(17.32)%		34.97%		6.73%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$312,834		$277,114		$229,132		$342,400		$282,674
Ratio of Expenses Before Expense Limitation	1.10%		1.16%		N/A		1.07%		1.16%
Ratio of Expenses After Expense Limitation	1.05	%(5)	1.05	%(5)	1.03	%(5)	1.04	%(5)	1.11	%(5)(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.05	%(5)	1.05	%(5)	N/A		N/A		N/A
Ratio of Net Investment Income	0.58	%(5)	1.69	%(5)	1.08	%(5)	0.75	%(5)	0.83	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.01%		0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	57%		58%		56%		35%		33%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.05% for Class I shares. Prior to September 30, 2016, the maximum ratio was 1.20% for Class I shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Emerging Markets Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$23.05		$21.99		$27.24		$20.31		$19.19
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.05		0.30		0.20		0.10		0.11
Net Realized and Unrealized Gain (Loss)	3.22		3.85		(5.01)		6.92		1.11
Total from Investment Operations	3.27		4.15		(4.81)		7.02		1.22
Distributions from and/or in Excess of:
Net Investment Income	(0.04)		(0.10)		(0.24)		(0.09)		(0.10)
Net Realized Gain	(0.15)		(2.99)		(0.20)		—		—
Total Distributions	(0.19)		(3.09)		(0.44)		(0.09)		(0.10)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$26.13		$23.05		$21.99		$27.24		$20.31
Total Return(4)	14.21%		19.08%		(17.58)%		34.54%		6.37%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$7,907		$11,195		$13,605		$23,952		$18,824
Ratio of Expenses Before Expense Limitation	1.43%		1.43%		N/A		1.40%		1.48%
Ratio of Expenses After Expense Limitation	1.38	%(5)	1.34	%(5)	1.34	%(5)	1.36	%(5)	1.45	%(5)(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.38	%(5)	1.34	%(5)	N/A		N/A		N/A
Ratio of Net Investment Income	0.24	%(5)	1.26	%(5)	0.78	%(5)	0.42	%(5)	0.55	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.01%		0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	57%		58%		56%		35%		33%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40% for Class A shares. Prior to September 30, 2016, the maximum ratio was 1.55% for Class A shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Emerging Markets Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$22.59		$21.64		$26.85		$20.08		$18.98
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.08)		0.17		0.05		(0.01)		0.00	(3)
Net Realized and Unrealized Gain (Loss)	3.15		3.77		(4.91)		6.80		1.10
Total from Investment Operations	3.07		3.94		(4.86)		6.79		1.10
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.15)		(0.02)		—
Net Realized Gain	(0.15)		(2.99)		(0.20)		—		—
Total Distributions	(0.15)		(2.99)		(0.35)		(0.02)		—
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$25.51		$22.59		$21.64		$26.85		$20.08
Total Return(4)	13.65%		18.37%		(18.03)%		33.80%		5.80%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$215		$210		$292		$253		$239
Ratio of Expenses Before Expense Limitation	3.06%		2.47%		2.55%		2.54%		2.69%
Ratio of Expenses After Expense Limitation	1.90	%(5)	1.90	%(5)	1.89	%(5)	1.90	%(5)	2.01	%(5)(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.90	%(5)	1.90	%(5)	N/A		N/A		N/A
Ratio of Net Investment Income (Loss)	(0.40	)%(5)	0.73	%(5)	0.20	%(5)	(0.03	)%(5)	0.00	%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.01%		0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	57%		58%		56%		35%		33%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.90% for Class L shares. Prior to September 30, 2016, the maximum ratio was 2.05% for Class L shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Emerging Markets Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$22.45		$21.57		$26.66		$19.99		$18.95
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.11)		0.11		0.04		(0.09)		(0.04)
Net Realized and Unrealized Gain (Loss)	3.10		3.76		(4.93)		6.78		1.09
Total from Investment Operations	2.99		3.87		(4.89)		6.69		1.05
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.00	)(3)	(0.02)		(0.01)
Net Realized Gain	(0.15)		(2.99)		(0.20)		—		—
Total Distributions	(0.15)		(2.99)		(0.20)		(0.02)		(0.01)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$25.29		$22.45		$21.57		$26.66		$19.99
Total Return(4)	13.32%		18.16%		(18.26)%		33.45%		5.56%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$530		$454		$309		$817		$608
Ratio of Expenses Before Expense Limitation	2.60%		2.58%		2.37%		2.30%		2.58%
Ratio of Expenses After Expense Limitation	2.15	%(5)	2.15	%(5)	2.14	%(5)	2.15	%(5)	2.24	%(5)(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	2.15	%(5)	2.15	%(5)	N/A		N/A		N/A
Ratio of Net Investment Income (Loss)	(0.53	)%(5)	0.47	%(5)	0.17	%(5)	(0.36	)%(5)	(0.19	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.01%		0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	57%		58%		56%		35%		33%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.15% for Class C shares. Prior to September 30, 2016, the maximum ratio was 2.30% for Class C shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Emerging Markets Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$23.68		$22.52		$27.96		$20.83		$19.68
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.15		0.36		0.31		0.21		0.21
Net Realized and Unrealized Gain (Loss)	3.33		4.00		(5.17)		7.11		1.12
Total from Investment Operations	3.48		4.36		(4.86)		7.32		1.33
Distributions from and/or in Excess of:
Net Investment Income	(0.16)		(0.21)		(0.38)		(0.19)		(0.18)
Net Realized Gain	(0.15)		(2.99)		(0.20)		—		—
Total Distributions	(0.31)		(3.20)		(0.58)		(0.19)		(0.18)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$26.85		$23.68		$22.52		$27.96		$20.83
Total Return(4)	14.73%		19.58%		(17.25)%		35.09%		6.79%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$440,346		$524,416		$797,029		$1,034,348		$657,106
Ratio of Expenses Before Expense Limitation	1.00%		1.04%		N/A		0.98%		1.07%
Ratio of Expenses After Expense Limitation	0.95	%(5)	0.95	%(5)	0.92	%(5)	0.95	%(5)	1.04	%(5)(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.95	%(5)	0.95	%(5)	N/A		N/A		N/A
Ratio of Net Investment Income	0.67	%(5)	1.47	%(5)	1.21	%(5)	0.82	%(5)	0.99	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.01%		0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	57%		58%		56%		35%		33%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.95% for Class IS shares. Prior to September 30, 2016, the maximum ratio was 1.10% for Class IS shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Emerging Markets Portfolio

	Class IR
	Year Ended December 31,				Period from June 15, 2018(1) to
Selected Per Share Data and Ratios	2020		2019		December 31, 2018
Net Asset Value, Beginning of Period	$23.68		$22.54		$26.23
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.12		0.40		0.20
Net Realized and Unrealized Gain	3.36		3.94		(3.31)
Total from Investment Operations	3.48		4.34		(3.11)
Distributions from and/or in Excess of:
Net Investment Income	(0.16)		(0.21)		(0.38)
Net Realized Gain	(0.15)		(2.99)		(0.20)
Total Distributions	(0.31)		(3.20)		(0.58)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$26.85		$23.68		$22.54
Total Return(4)	14.73%		19.53%		(11.82	)%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period, (Thousands)	$12		$10		$9
Ratio of Expenses Before Expense Limitation	21.21%		21.52%		19.46	%(8)
Ratio of Expenses After Expense Limitation	0.95	%(5)	0.95	%(5)	0.93	%(5)(8)
Ratios of Expenses After Expense Limitation Excluding Interest Expenses	0.95	%(5)	0.95	%(5)	N/A
Ratio of Net Investment Income	0.55	%(5)	1.62	%(5)	1.56	%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.01	%(8)
Portfolio Turnover Rate	57%		58%		56%

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-one separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Portfolio. The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

The Fund offers six classes of shares — Class I, Class A, Class L, Class C, Class IS and Class IR. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors.

On February 22, 2019, the Fund acquired the net assets of Morgan Stanley Emerging Markets Fund, Inc. ("Emerging Markets Fund"), a closed-end management investment company, based on the respective valuations as of the close of business on February 22, 2019, pursuant to a Plan of Reorganization approved by the shareholders of Emerging Markets Fund on January 7, 2019 ("Reorganization A"). The purpose of the transaction was to combine two portfolios managed by Morgan Stanley Investment Management Inc., (the "Adviser") with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 9,264,009 Class I shares of the Fund at a net asset value ("NAV") of $24.31 for 13,428,781 shares of Emerging Markets Fund. The net assets of Emerging Markets Fund before Reorganization A were approximately $225,208,000, including unrealized appreciation (depreciation) of approximately $24,269,000 at February 22, 2019. The investment portfolio of Emerging Markets Fund, with a fair value of approximately $220,642,000 and identified cost of approximately $196,373,000, on February 22, 2019, was the principal asset acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Emerging Markets Fund was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to Reorganization A, the net assets of the

Fund were approximately $1,130,576,000. Immediately after Reorganization A, the net assets of the Fund were approximately $1,355,784,000.

Upon closing of Reorganization A, shareholders of Emerging Markets Fund received shares of the Fund as follows:

Emerging Markets Fund	Emerging Markets Portfolio
Common Shares	Class I

Assuming the acquisition had been completed on January 1, 2019, the beginning of the annual reporting period of the Fund, the Fund's pro-forma results of operations for the year ended December 31, 2019, are approximately as follows:

Net investment income(1)	$14,773,000
Net realized gain and unrealized gain(2)	$189,147,000
Net increase in net assets resulting from operations	$203,920,000

(1) Approximately $13,422,000 as reported, plus approximately $361,000 Emerging Markets Fund prior to Reorganization A, plus approximately $990,000 of estimated pro-forma eliminated expenses.

(2) Approximately $144,412,000 as reported, plus approximately $44,735,000 Emerging Markets Fund prior to Reorganization A.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Emerging Markets Fund that have been included in the Fund's Statement of Operations since February 22, 2019.

On April 5, 2019, the Fund acquired the net assets of Morgan Stanley Asia-Pacific Fund, Inc. ("Asia-Pacific Fund"), a closed-end management investment company, based on the respective valuations as of the close of business on April 5, 2019, pursuant to a Plan of Reorganization approved by the shareholders of Asia-Pacific Fund on March 8, 2019 ("Reorganization B"). The purpose of the transaction was to combine two portfolios managed by the Adviser with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 8,604,225 Class I shares of the Fund at a NAV of $24.82 for 12,679,878 shares of Asia-Pacific Fund. The net assets of Asia-Pacific Fund before Reorganization B were approximately $213,557,000, including unrealized appreciation (depreciation) of approximately $20,463,000 at April 5, 2019. The investment portfolio of Asia-Pacific Fund, with a fair value of approximately $209,696,000 and identified cost of approximately $189,233,000, on April 5, 2019, was the principal asset acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Asia-Pacific Fund was carried forward to
20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to Reorganization B, the net assets of the Fund were approximately $840,351,000. Immediately after Reorganization B, the net assets of the Fund were approximately $1,053,908,000.

Upon closing of Reorganization B, shareholders of Asia-Pacific Fund received shares of the Fund as follows:

Asia-Pacific Fund	Emerging Markets Portfolio
Common Shares	Class I

Assuming the acquisition had been completed on January 1, 2019, the beginning of the annual reporting period of the Fund, the Fund's pro-forma results of operations for the year ended December 31, 2019, are approximately as follows:

Net investment income(1)	$15,510,000
Net realized gain and unrealized gain(2)	$190,531,000
Net increase in net assets resulting from operations	$206,041,000

(1) Approximately $13,422,000 as reported, plus approximately $994,000 Asia-Pacific Fund prior to Reorganization B, plus approximately $1,094,000 of estimated pro-forma eliminated expenses.

(2) Approximately $144,412,000 as reported, plus approximately $46,119,000 Asia-Pacific Fund prior to Reorganization B.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Asia-Pacific Fund that have been included in the Fund's Statement of Operations since April 5, 2019.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If the Adviser or Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

not readily available, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the NAV as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Automobiles	$—	$6,893	$—	$6,893
Banks	6,606	47,711	—	54,317
Beverages	—	42,953	—	42,953
Capital Markets	—	11,973	—	11,973
Chemicals	—	3,751	—	3,751
Construction Materials	—	9,982	—	9,982
Diversified Consumer Services	16,157	—	—	16,157
Electronic Equipment, Instruments & Components	—	17,741	—	17,741
Entertainment	9,948	4,133	—	14,081
Food & Staples Retailing	—	19,007	—	19,007
Food Products	—	18,293	—	18,293
Health Care Equipment & Supplies	—	2,742	—	2,742
Health Care Providers & Services	—	8,225	—	8,225
Information Technology Services	27,889	6,393	—	34,282
Insurance	—	12,255	—	12,255
Interactive Media & Services	11,773	59,372	—	71,145
Internet & Direct Marketing Retail	24,917	32,716	—	57,633
Life Sciences Tools & Services	—	4,329	—	4,329
Metals & Mining	—	27,885	—	27,885
Multi-Line Retail	—	9,116	—	9,116
Oil, Gas & Consumable Fuels	—	40,201	—	40,201
Paper & Forest Products	—	10,331	—	10,331
Personal Products	—	1,801	—	1,801
Pharmaceuticals	—	14,648	—	14,648
Real Estate Management & Development	—	3,132	—	3,132
Road & Rail	—	12,961	—	12,961
Semiconductors & Semiconductor Equipment	18,371	99,670	—	118,041
Software	—	10,965	—	10,965
Tech Hardware, Storage & Peripherals	—	45,844	—	45,844
Textiles, Apparel & Luxury Goods	9,404	18,631	—	28,035
Thrifts & Mortgage Finance	—	10,100	—	10,100
Transportation Infrastructure	9,348	—	—	9,348
Wireless Telecommunication Services	—	4,927	—	4,927
Total Common Stocks	134,413	618,681	—	753,094
Short-Term Investments
Investment Company	8,941	—	—	8,941
Total Assets	$143,354	$618,681	$—	$762,035

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser and/or Sub-Adviser seek to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

As of December 31, 2020, the Fund did not have any open foreign currency forward exchange contracts.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2020 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(1,280)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$510

For the year ended December 31, 2020, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$45,495,000

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2020:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$4,744	(a)	$—	$(4,744	)(b)(c)	$0

(a) Represents market value of loaned securities at year end.

(b) The Fund received cash collateral of approximately $220,000, which was subsequently invested in Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $5,005,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2020:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$220	$—	$—	$—	$220
Total Borrowings	$220	$—	$—	$—	$220
Gross amount of recognized liabilities for securities lending transactions					$220

6.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares, Class C shares, Class IS shares and Class IR shares which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

7.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Next $1.5 billion	Over $2.5 billion
0.85%	0.75%	0.70%	0.65%

For the year ended December 31, 2020, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.78% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I shares, 1.40% for Class A shares, 1.90% for Class L shares, 2.15% for Class C shares, 0.95% for Class IS shares and 0.95% for Class IR shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2020, approximately $310,000 of advisory fees were waived and approximately $14,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset

Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2020, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $374,884,000 and $532,697,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2020.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2020, advisory fees paid were reduced by approximately $13,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2020 is as follows:

Affiliated Investment Company	Value December 31, 2019 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$9,572	$207,274	$207,905	$25
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2020 (000)
Liquidity Funds	$—	$—	$8,941

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2020, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2020 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2020 and 2019 was as follows:

2020 Distributions Paid From:		2019 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$4,274	$4,178	$6,000	$91,318

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2020.

At December 31, 2020, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$6,770	$—

At December 31, 2020, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $24,243,000 and $12,199,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2020, the Fund did not have any borrowings under the Facility.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

J. Other: At December 31, 2020, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 62.4%.

K. Market Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Emerging Markets Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Emerging Markets Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Emerging Markets Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2021

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2020. For corporate shareholders 0.45% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $4,178,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2020. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $5,015,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $1,425,000 and has derived net income from sources within foreign countries amounting to approximately $11,879,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				79

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP plc (November 2010May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020); and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	79	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	80

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015) Chairman, Opus Capital Group (1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	80

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	79	Director of NVR, Inc. (home construction).

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	80	Director, Rubicon Investment (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the fixed Income Sub-Committee of the Investment committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				79	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	80	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Boards since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	79	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2020) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 1633 Broadway New York, NY 10019 Birth Year: 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

39

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

40

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2021 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIEMANN
3386865 EXP 02.28.22

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Emerging Markets Small Cap Portfolio

Annual Report

December 31, 2020

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	25
Liquidity Risk Management Program	26
Federal Tax Notice	27
Privacy Notice	28
Director and Officer Information	31

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Emerging Markets Small Cap Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon

President and Principal Executive Officer

January 2021

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Expense Example (unaudited)

Emerging Markets Small Cap Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Actual Ending Account Value 12/31/20	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Small Cap Portfolio Class I	$1,000.00	$1,212.50	$1,018.60	$7.23	$6.60	1.30%
Emerging Markets Small Cap Portfolio Class A	1,000.00	1,209.80	1,016.84	9.17	8.36	1.65
Emerging Markets Small Cap Portfolio Class C	1,000.00	1,205.70	1,013.07	13.31	12.14	2.40
Emerging Markets Small Cap Portfolio Class IS	1,000.00	1,211.70	1,018.85	6.95	6.34	1.25

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited)

Emerging Markets Small Cap Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2020, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 5.80%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the MSCI Emerging Markets Small Cap Net Index (the "Index"), which returned 19.29%.

Factors Affecting Performance

•  Emerging market (EM) small-cap companies recovered in the second half of 2020, following the COVID-related market volatility that marked the first quarter. During that early year volatility, investors flocked back to those countries, industries and companies that had worked in the previous three years (namely, North Asia, technology and mega caps). In the six months ending December 31, 2020, the Index returned +36.70%, outperforming the MSCI Emerging Markets Index (+31.14%), which helped EM small caps (+19.29%) outperform the broader EM (+18.31%) for the full year. We believe small caps are poised to benefit from the next leg of growth in emerging markets, particularly against the backdrop of a global economic recovery.

•  Positive contributors to the Fund's performance during the period included our stock selection in and overweight allocation to China. Our stock selection in and underweight allocation to South Africa also contributed strongly.

•  Key detractors from performance included the Fund's stock selection in and underweight allocations to Korea and Taiwan. We continue to invest in structural stories with sustainable growth that benefit from domestic, consumer-oriented themes in emerging markets. As a result, our portfolio tends to be underweight countries with a higher concentration of export-focused businesses, such as Korea and Taiwan. We are confident in our current portfolio positioning and believe that as country performance dispersion increases and the neglected parts of EM rise again, our portfolio can deliver strong excess returns.

•  From a sector perspective, our underweight allocation to real estate and stock selection in and underweight allocation to utilities contributed strongly to returns. Our stock selection in and overweight allocation to financials detracted from returns.

Management Strategies

•  We believe EM small caps are uniquely positioned to capitalize on major shifts in the global economy as the world faces greater pressure from deglobalization. As it becomes harder for countries to export their way to prosperity, governments are shifting their focus to stimulating domestic demand, by encouraging consumption and infrastructure investment. EM small-cap companies are likely to benefit from this shift, because they have a greater exposure to domestically-oriented sectors. Our Emerging Markets Small Cap Portfolio is highly exposed to domestic demand, focused on services, the consumer, health care, technology and industrials. EM small caps outperformed EM in the second half of 2020, and we believe small caps are poised to benefit from the next leg of growth in emerging markets, particularly against the backdrop of a global economic recovery.

•  Our portfolio is overweight small EMs, such as Egypt, Indonesia and the Philippines, that were particularly hard hit in 2020 as investors focused on North Asia amid the pandemic-related volatility. We remain significantly underweight to North Asia, specifically in Korea and Taiwan, and in mega-cap technology companies. We continue to find quality companies with structural growth stories in the small EM countries. We are confident in our current portfolio positioning and believe that as country performance dispersion increases and the neglected parts of EM rise again, our portfolio can deliver strong excess returns.

•  In the face of the pandemic throughout 2020, developed countries along with China, Korea and Taiwan had the greater fiscal resources to spend more heavily on stimulus than the majority of EM countries. Looking ahead, though, we are very constructive on the broad outlook for emerging markets as an asset class over the next 5 to 10 years after the U.S. dominance of market returns in the past decade. Key among the catalysts to trigger robust returns for EM equities are the weakening of the U.S. dollar, the recovery of commodities prices,

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

Emerging Markets Small Cap Portfolio

and the emerging reforms and digital innovations emanating from many EM countries. We believe EM valuations overall are at very compelling valuations relative to the U.S. equity market, which are likely to trigger asset allocation shifts. We believe we are at an important inflection point as drivers of economic growth and equity market returns converge to help power the asset class after nearly a decade of underperforming the U.S.

•  The portfolio is focused on the themes, stocks and countries that we believe can thrive even if growth levels are much lower than they were in the first decade of the 2000s when EM boomed. We continue to be overweight secular growth winners and are incrementally adding cyclical recovery plays, including select materials and energy companies. From a country allocation perspective, our overweights are primarily in those countries with healthy or improving domestic demand, low debt and resilience in the face of declining global trade as nationalism and protectionism continue to increase.

*  Minimum Investment for Class I shares

**  Commenced Operations on December 15, 2015.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

Emerging Markets Small Cap Portfolio

Performance Compared to the MSCI Emerging Markets Small Cap Net Index(1) and the Lipper Emerging Markets Funds Index(2)

	Period Ended December 31, 2020 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	5.80%	5.54%	—	6.07%
Fund — Class A Shares w/o sales charges(4)	5.43	5.14	—	5.67
Fund — Class A Shares with maximum 5.25% sales charges(4)	–0.14	4.01	—	4.56
Fund — Class C Shares w/o sales charges(4)	4.72	4.37	—	4.90
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	3.72	4.37	—	4.90
Fund — Class IS Shares w/o sales charges(4)	5.84	5.56	—	6.09
MSCI Emerging Markets Small Cap Net Index	19.29	8.19	—	9.07
Lipper Emerging Markets Funds Index	20.52	13.43	—	13.57

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI Emerging Markets Small Cap Net Index is a free float-adjusted market capitalization weighted index that is designed to measure small cap equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Emerging Markets Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on December 15, 2015.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments

Emerging Markets Small Cap Portfolio

	Shares	Value (000)
Common Stocks (98.4%)
Brazil (8.5%)
Afya Ltd., Class A (a)	63,023	$1,595
Ambipar Participacoes e Empreendimentos S/A (a)	211,327	1,076
Boa Vista Serviscos SA	463,139	1,129
Neogrid Participacoes SA (a)	302,496	416
Pet Center Comercio e Participacoes SA	239,392	878
Randon SA Implementos e Participacoes (Preference)	273,500	851
TOTVS SA	229,537	1,272
		7,217
China (12.4%)
360 DigiTech, Inc. (a)	72,778	858
A-Living Smart City Services Co., Ltd. H Shares (b)	207,250	920
Beijing Thunisoft Corp., Ltd., Class A	307,522	1,124
China Education Group Holdings Ltd. (b)	789,000	1,522
China New Higher Education Group Ltd. (b)	2,546,000	1,587
Jiangsu Nhwa Pharmaceutical Co. Ltd., Class A	310,008	756
Jinke Smart Services Group Co. Ltd. H Shares (a)(b)	139,200	1,120
New Frontier Health Corp. (a)	95,246	819
Sichuan Swellfun Co. Ltd., Class A	72,100	916
Zhou Hei Ya International Holdings Co., Ltd. (a)(b)	860,000	915
		10,537
Egypt (4.7%)
Cairo Investment & Real Estate Development Co. SAE	1,655,254	1,498
Edita Food Industries SAE	2,726,889	1,541
Fawry for Banking & Payment Technology Services SAE (a)	443,828	949
		3,988
Hong Kong (4.9%)
Archosaur Games, Inc. (a)	325,000	882
Baozun, Inc., Class A (a)	172,866	1,983
Yeahka Ltd. (a)(c)	264,400	1,285
		4,150
India (17.1%)
Blue Star Ltd.	84,347	927
Can Fin Homes Ltd.	264,800	1,810
Cholamandalam Investment and Finance Co., Ltd.	338,309	1,797
Dr Lal PathLabs Ltd.	26,120	825
Gulf Oil Lubricants India Ltd.	90,927	896
Happiest Minds Technologies Ltd. (a)	186,211	879
Indiamart Intermesh Ltd.	11,695	1,029
Info Edge India Ltd.	16,351	1,067
Spandana Sphoorty Financial Ltd. (a)	161,271	1,657
SpiceJet Ltd. (a)	583,794	761
Subros Ltd.	229,922	1,081
	Shares	Value (000)
TCI Express Ltd.	72,331	$918
Varun Beverages Ltd.	68,035	854
		14,501
Indonesia (5.3%)
Bank BTPN Syariah Tbk PT	4,575,800	1,222
Map Aktif Adiperkasa PT (a)	5,706,300	988
Mitra Keluarga Karyasehat Tbk PT	6,768,300	1,316
Nippon Indosari Corpindo Tbk PT	9,845,300	953
		4,479
Kazakhstan (2.4%)
NAC Kazatomprom JSC GDR	112,940	2,035
Korea, Republic of (11.2%)
AfreecaTV Co., Ltd.	29,939	1,670
Douzone Bizon Co., Ltd.	8,268	792
Ezwel Co. Ltd.	123,928	1,240
KINX, Inc.	23,653	1,567
Nasmedia Co., Ltd.	32,232	909
Settle Bank, Inc./Korea	46,312	1,415
Studio Dragon Corp. (a)	12,859	1,098
Webcash Corp.	12,327	813
		9,504
Mexico (1.0%)
Grupo Aeroportuario del Centro Norte SAB de CV (a)	138,472	893
Pakistan (1.6%)
MCB Bank Ltd.	1,125,287	1,322
Philippines (2.7%)
Converge ICT Solutions, Inc. (a)	3,588,800	1,113
Shakey's Pizza Asia Ventures, Inc.	7,585,400	1,217
		2,330
Poland (2.4%)
11 bit studios SA (a)	9,342	1,188
LiveChat Software SA	30,835	868
		2,056
Russia (2.0%)
Detsky Mir PJSC	445,200	818
Ozon Holdings PLC ADR (a)	20,583	852
		1,670
South Africa (1.3%)
Transaction Capital Ltd.	663,240	1,129
Taiwan (14.6%)
Acer Cyber Security, Inc.	228,378	1,164
ASPEED Technology, Inc.	22,000	1,345
Chief Telecom, Inc.	131,000	1,656
eCloudvalley Digital Technology Co. Ltd.	190,058	1,152
Innodisk Corp.	210,300	1,245
Merida Industry Co., Ltd.	159,000	1,336
Poya International Co., Ltd.	77,492	1,590
Sunny Friend Environmental Technology Co., Ltd.	219,000	1,819
Voltronic Power Technology Corp.	26,250	1,049
		12,356

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments (cont'd)

Emerging Markets Small Cap Portfolio

	Shares	Value (000)
Thailand (1.1%)
Srisawad Corp., PCL (Foreign Shares)	410,800	$900
United Arab Emirates (1.9%)
Network International Holdings PLC (a)	351,208	1,583
United States (3.3%)
Arco Platform Ltd., Class A (a)(c)	33,795	1,199
Vasta Platform Ltd. (a)	112,798	1,636
		2,835
Total Common Stocks (Cost $69,871)		83,485
Short-Term Investment (2.2%)
Investment Company (2.2%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $1,893)	1,893,470	1,893
Total Investments (100.6%) (Cost $71,764) Including $991 of Securities Loaned (d)(e)		85,378
Liabilities in Excess of Other Assets (–0.6%)		(547)
Net Assets (100.0%)		$84,831

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  All or a portion of this security was on loan at December 31, 2020.

(d)  The approximate fair value and percentage of net assets, $72,084,000 and 85.0%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(e)  At December 31, 2020, the aggregate cost for federal income tax purposes is approximately $73,579,000. The aggregate gross unrealized appreciation is approximately $14,010,000 and the aggregate gross unrealized depreciation is approximately $2,211,000, resulting in net unrealized appreciation of approximately $11,799,000.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

PJSC  Public Joint Stock Company.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	59.4%
Diversified Consumer Services	10.6
Information Technology Services	9.9
Software	7.6
Consumer Finance	7.4
Diversified Telecommunication Services	5.1
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Emerging Markets Small Cap Portfolio

Statement of Assets and Liabilities	December 31, 2020 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $69,871)	$83,485
Investment in Security of Affiliated Issuer, at Value (Cost $1,893)	1,893
Total Investments in Securities, at Value (Cost $71,764)	85,378
Foreign Currency, at Value (Cost $33)	33
Dividends Receivable	61
Receivable for Investments Sold	39
Receivable for Fund Shares Sold	29
Receivable from Securities Lending Income	7
Tax Reclaim Receivable	—	@
Receivable from Affiliate	—	@
Other Assets	45
Total Assets	85,592
Liabilities:
Deferred Capital Gain Country Tax	555
Payable for Advisory Fees	124
Payable for Custodian Fees	38
Payable for Professional Fees	23
Payable for Sub Transfer Agency Fees — Class I	4
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Administration Fees	6
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Fund Shares Redeemed	3
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Other Liabilities	7
Total Liabilities	761
Net Assets	$84,831
Net Assets Consist of:
Paid-in-Capital	$80,215
Total Distributable Earnings	4,616
Net Assets	$84,831

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Emerging Markets Small Cap Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2020 (000)
CLASS I:
Net Assets	$84,535
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	6,817,197
Net Asset Value, Offering and Redemption Price Per Share	$12.40
CLASS A:
Net Assets	$256
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	20,804
Net Asset Value, Redemption Price Per Share	$12.29
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.68
Maximum Offering Price Per Share	$12.97
CLASS C:
Net Assets	$27
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,220
Net Asset Value, Offering and Redemption Price Per Share	$12.04
CLASS IS:
Net Assets	$13
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,024
Net Asset Value, Offering and Redemption Price Per Share	$12.40
(1) Including: Securities on Loan, at Value:	$991

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Emerging Markets Small Cap Portfolio

Statement of Operations	Year Ended December 31, 2020 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $127 of Foreign Taxes Withheld)	$624
Income from Securities Loaned — Net	34
Dividends from Security of Affiliated Issuer (Note G)	8
Total Investment Income	666
Expenses:
Advisory Fees (Note B)	826
Professional Fees	138
Custodian Fees (Note F)	137
Registration Fees	56
Administration Fees (Note C)	53
Sub Transfer Agency Fees — Class I	40
Sub Transfer Agency Fees — Class A	— @
Sub Transfer Agency Fees — Class C	— @
Shareholder Reporting Fees	15
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Directors' Fees and Expenses	5
Pricing Fees	5
Shareholder Services Fees — Class A (Note D)	1
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Interest Expenses	3
Other Expenses	15
Total Expenses	1,302
Waiver of Advisory Fees (Note B)	(424)
Reimbursement of Class Specific Expenses — Class I (Note B)	(11)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(3)
Net Expenses	858
Net Investment Loss	(192)
Realized Loss:
Investments Sold	(4,745)
Foreign Currency Forward Exchange Contracts	(39)
Foreign Currency Translation	(170)
Net Realized Loss	(4,954)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $534)	7,583
Foreign Currency Forward Exchange Contracts	22
Foreign Currency Translation	11
Net Change in Unrealized Appreciation (Depreciation)	7,616
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	2,662
Net Increase in Net Assets Resulting from Operations	$2,470

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Emerging Markets Small Cap Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2020 (000)	Year Ended December 31, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$(192)	$475
Net Realized Loss	(4,954)	(363)
Net Change in Unrealized Appreciation (Depreciation)	7,616	7,401
Net Increase in Net Assets Resulting from Operations	2,470	7,513
Dividends and Distributions to Shareholders:
Class I	(1,482)	(276)
Class A	(4)	(— @)
Class C	(— @)	—
Class IS	(— @)	(42)
Total Dividends and Distributions to Shareholders	(1,486)	(318)
Capital Share Transactions:(1)
Class I:
Subscribed	32,697	7,917
Distributions Reinvested	897	192
Redeemed	(10,537)	(3,998)
Class A:
Subscribed	78	85
Distributions Reinvested	4	— @
Redeemed	(67)	(59)
Class C:
Distributions Reinvested	— @	—
Redeemed	(11)	—
Class IS:
Distributions Reinvested	— @	42
Redeemed	(7,045)	—
Net Increase in Net Assets Resulting from Capital Share Transactions	16,016	4,179
Redemption Fees	1	— @
Total Increase in Net Assets	17,001	11,374
Net Assets:
Beginning of Period	67,830	56,456
End of Period	$84,831	$67,830
(1) Capital Share Transactions:
Class I:
Shares Subscribed	2,922	693
Shares Issued on Distributions Reinvested	73	16
Shares Redeemed	(1,153)	(349)
Net Increase in Class I Shares Outstanding	1,842	360
Class A:
Shares Subscribed	8	8
Shares Issued on Distributions Reinvested	— @@	— @@
Shares Redeemed	(7)	(5)
Net Increase in Class A Shares Outstanding	1	3
Class C:
Shares Issued on Distributions Reinvested	— @@	—
Shares Redeemed	(1)	—
Net Decrease in Class C Shares Outstanding	(1)	—
Class IS:
Shares Issued on Distributions Reinvested	— @@	4
Shares Redeemed	(688)	—
Net Increase (Decrease) in Class IS Shares Outstanding	(688)	4

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Emerging Markets Small Cap Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016
Net Asset Value, Beginning of Period	$11.93		$10.61		$12.77		$9.85		$10.28
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	(0.03)		0.09		0.02		(0.01)		0.02
Net Realized and Unrealized Gain (Loss)	0.72		1.29		(2.01)		3.38		(0.35)
Total from Investment Operations	0.69		1.38		(1.99)		3.37		(0.33)
Distributions from and/or in Excess of:
Net Investment Income	(0.22)		(0.06)		—		—		(0.10)
Net Realized Gain	—		—		(0.17)		(0.45)		—
Total Distributions	(0.22)		(0.06)		(0.17)		(0.45)		(0.10)
Redemption Fees	0.00	(2)	0.00	(2)	0.00	(2)	—		—
Net Asset Value, End of Period	$12.40		$11.93		$10.61		$12.77		$9.85
Total Return(3)	5.80%		12.98%		(15.73)%		34.29%		(3.19)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$84,535		$59,335		$48,965		$25,762		$19,673
Ratio of Expenses Before Expense Limitation	1.96%		1.83%		2.18%		2.58%		2.63%
Ratio of Expenses After Expense Limitation	1.30	%(4)	1.30	%(4)	1.41	%(4)(5)	1.57	%(4)	1.61	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.30	%(4)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income (Loss)	(0.31	)%(4)	0.74	%(4)	0.14	%(4)	(0.09	)%(4)	0.16	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.01%		0.04%		0.00	%(6)
Portfolio Turnover Rate	140%		69%		70%		71%		69%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective July 13, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.30% for Class I shares. Prior to July 13, 2018, the maximum ratio was 1.65% for Class I shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Emerging Markets Small Cap Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016
Net Asset Value, Beginning of Period	$11.83		$10.53		$12.72		$9.85		$10.28
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	(0.07)		0.05		(0.01)		(0.06)		(0.02)
Net Realized and Unrealized Gain (Loss)	0.71		1.27		(2.01)		3.38		(0.35)
Total from Investment Operations	0.64		1.32		(2.02)		3.32		(0.37)
Distributions from and/or in Excess of:
Net Investment Income	(0.18)		(0.02)		—		—		(0.06)
Net Realized Gain	—		—		(0.17)		(0.45)		—
Total Distributions	(0.18)		(0.02)		(0.17)		(0.45)		(0.06)
Redemption Fees	0.00	(2)	0.00	(2)	0.00	(2)	—		—
Net Asset Value, End of Period	$12.29		$11.83		$10.53		$12.72		$9.85
Total Return(3)	5.43%		12.51%		(16.03)%		33.79%		(3.58)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$256		$233		$179		$188		$10
Ratio of Expenses Before Expense Limitation	3.27%		2.88%		3.49%		12.38%		22.65%
Ratio of Expenses After Expense Limitation	1.65	%(4)	1.65	%(4)	1.83	%(4)(5)	1.96	%(4)	2.00	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.65	%(4)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income (Loss)	(0.61	)%(4)	0.42	%(4)	(0.11	)%(4)	(0.50	)%(4)	(0.22	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.01%		0.04%		0.00	%(6)
Portfolio Turnover Rate	140%		69%		70%		71%		69%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective July 13, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.65% for Class A shares. Prior to July 13, 2018, the maximum ratio was 2.00% for Class A shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Emerging Markets Small Cap Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016
Net Asset Value, Beginning of Period	$11.56		$10.35		$12.60		$9.84		$10.28
Income (Loss) from Investment Operations:
Net Investment Loss(1)	(0.14)		(0.04)		(0.10)		(0.15)		(0.10)
Net Realized and Unrealized Gain (Loss)	0.69		1.25		(1.98)		3.36		(0.34)
Total from Investment Operations	0.55		1.21		(2.08)		3.21		(0.44)
Distributions from and/or in Excess of:
Net Investment Income	(0.07)		—		—		—		—
Net Realized Gain	—		—		(0.17)		(0.45)		—
Total Distributions	(0.07)		—		(0.17)		(0.45)		—
Redemption Fees	0.00	(2)	0.00	(2)	0.00	(2)	—		—
Net Asset Value, End of Period	$12.04		$11.56		$10.35		$12.60		$9.84
Total Return(3)	4.72%		11.69%		(16.66)%		32.70%		(4.28)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$27		$37		$33		$24		$10
Ratio of Expenses Before Expense Limitation	9.92%		8.37%		9.02%		20.48%		23.48%
Ratio of Expenses After Expense Limitation	2.40	%(4)	2.40	%(4)	2.58	%(4)(5)	2.71	%(4)	2.75	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	2.40	%(4)	N/A		N/A		N/A		N/A
Ratio of Net Investment Loss	(1.30	)%(4)	(0.36	)%(4)	(0.84	)%(4)	(1.27	)%(4)	(0.99	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.01%		0.04%		0.00	%(6)
Portfolio Turnover Rate	140%		69%		70%		71%		69%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective July 13, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.40% for Class C shares. Prior to July 13, 2018, the maximum ratio was 2.75% for Class C shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Emerging Markets Small Cap Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016
Net Asset Value, Beginning of Period	$11.93		$10.62		$12.77		$9.85		$10.28
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	0.01		0.09		0.00	(2)	(0.01)		0.02
Net Realized and Unrealized Gain (Loss)	0.68		1.28		(1.98)		3.38		(0.35)
Total from Investment Operations	0.69		1.37		(1.98)		3.37		(0.33)
Distributions from and/or in Excess of:
Net Investment Income	(0.22)		(0.06)		—		—		(0.10)
Net Realized Gain	—		—		(0.17)		(0.45)		—
Total Distributions	(0.22)		(0.06)		(0.17)		(0.45)		(0.10)
Redemption Fees	0.00	(2)	0.00	(2)	0.00	(2)	—		—
Net Asset Value, End of Period	$12.40		$11.93		$10.62		$12.77		$9.85
Total Return(3)	5.84%		12.93%		(15.65)%		34.29%		(3.18)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$13		$8,225		$7,279		$13		$10
Ratio of Expenses Before Expense Limitation	1.96%		1.78%		2.10%		19.47%		21.37%
Ratio of Expenses After Expense Limitation	1.25	%(4)	1.25	%(4)	1.26	%(4)(5)	1.55	%(4)	1.60	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.25	%(4)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income (Loss)	0.05	%(4)	0.79	%(4)	0.03	%(4)	(0.08	)%(4)	0.16	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.01%		0.05%		0.00	%(6)
Portfolio Turnover Rate	140%		69%		70%		71%		69%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective July 13, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25% for Class IS shares. Prior to July 13, 2018, the maximum ratio was 1.60% for Class IS shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-one separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Small Cap Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$—	$918	$—	$918
Airlines	—	761	—	761
Auto Components	—	1,081	—	1,081
Banks	—	2,544	—	2,544
Beverages	—	1,770	—	1,770
Building Products	—	927	—	927
Chemicals	—	896	—	896
Commercial Services & Supplies	—	3,815	—	3,815
Computers & Peripherals	—	1,245	—	1,245
Consumer Finance	858	5,483	—	6,341
Diversified Consumer Services	4,430	4,607	—	9,037

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Diversified Telecommunication Services	$1,113	$3,223	$—	$4,336
Electrical Equipment	—	1,049	—	1,049
Entertainment	—	3,168	—	3,168
Food Products	—	3,409	—	3,409
Health Care Providers & Services	819	2,141	—	2,960
Hotels, Restaurants & Leisure	—	1,217	—	1,217
Information Technology Services	—	8,427	—	8,427
Interactive Media & Services	—	2,737	—	2,737
Internet & Direct Marketing Retail	852	1,983	—	2,835
Leisure Products	—	1,336	—	1,336
Machinery	—	851	—	851
Media	—	909	—	909
Multi-Line Retail	—	1,590	—	1,590
Oil, Gas & Consumable Fuels	—	2,035	—	2,035
Pharmaceuticals	—	756	—	756
Professional Services	—	1,129	—	1,129
Real Estate Management & Development	1,120	—	—	1,120
Semiconductors & Semiconductor Equipment	—	1,345	—	1,345
Software	416	6,109	—	6,525
Specialty Retail	—	2,684	—	2,684
Thrifts & Mortgage Finance	—	1,810	—	1,810
Trading Companies & Distributors	—	1,029	—	1,029
Transportation Infrastructure	893	—	—	893
Total Common Stocks	10,501	72,984	—	83,485
Short-Term Investment
Investment Company	1,893	—	—	1,893
Total Assets	$12,394	$72,984	$—	$85,378

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.
Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets, which are denominated in foreign currencies. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year. Changes in currency exchange rates will affect the value of securities and investment income from foreign currency denominated securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the U.S. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seek to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

As of December 31, 2020, the Fund did not have any open foreign currency forward exchange contracts.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth by primary risk exposure the Fund's change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2020 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(39)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$22

For the year ended December 31, 2020, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$1,580,000

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2020:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$991	(a)	$—	$(991	)(b)(c)	$0

(a) Represents market value of loaned securities at period end.

(b) The Fund received non-cash collateral of approximately $1,052,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c) The actual collateral received is greater than the amount shown here due to overcollateralization.

6.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

7.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 1.25% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.30% for Class I shares, 1.65% for Class A shares, 2.40% for Class C shares and 1.25% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2020, approximately $424,000 of advisory fees were waived and approximately $17,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2020, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $104,833,000 and $91,412,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2020.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2020, advisory fees paid were reduced by approximately $3,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2020 is as follows:

Affiliated Investment Company	Value December 31, 2019 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$1,586	$100,383	$100,076	$8
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2020 (000)
Liquidity Funds	$—	$—	$1,893

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2020, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2020 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

tax purposes. The tax character of distributions paid during fiscal years 2020 and 2019 was as follows:

2020 Distributions Paid From:	2019 Distributions Paid From:
Ordinary Income (000)	Ordinary Income (000)
$1,486	$318

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2020.

At December 31, 2020, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,924	$—

At December 31, 2020, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $5,897,000 and $2,574,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2020, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2020, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 67.1%.

K. Market Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Emerging Markets Small Cap Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Emerging Markets Small Cap Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Emerging Markets Small Cap Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2021

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2020. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $178,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $106,000 and has derived net income from sources within foreign countries amounting to approximately $749,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				79

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP plc (November 2010May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020); and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	79	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	80

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015) Chairman, Opus Capital Group (1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	80

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	79	Director of NVR, Inc. (home construction).

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	80	Director, Rubicon Investment (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the fixed Income Sub-Committee of the Investment committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				79	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	80	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Boards since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	79	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2020) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 1633 Broadway New York, NY 10019 Birth Year: 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

35

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2021 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIEMSCANN
3386866 EXP 02.28.22

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Frontier Markets Portfolio

Annual Report

December 31, 2020

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	24
Liquidity Risk Management Program	25
Federal Tax Notice	26
Privacy Notice	27
Director and Officer Information	30

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Frontier Markets Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2021

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Expense Example (unaudited)

Frontier Markets Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Actual Ending Account Value 12/31/20	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Frontier Markets Portfolio Class I	$1,000.00	$1,248.20	$1,015.58	$10.74	$9.63	1.90%
Frontier Markets Portfolio Class A	1,000.00	1,246.10	1,013.83	12.70	11.39	2.25
Frontier Markets Portfolio Class L	1,000.00	1,243.40	1,011.31	15.51	13.90	2.75
Frontier Markets Portfolio Class C	1,000.00	1,241.60	1,010.05	16.90	15.16	3.00
Frontier Markets Portfolio Class IS	1,000.00	1,248.20	1,015.84	10.45	9.37	1.85

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited)

Frontier Markets Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2020, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 14.02%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI Frontier Markets Net Index (the "Index"), which returned 1.43%.

Factors Affecting Performance

•  The Index (+1.43%) underperformed the MSCI Emerging Markets Index (+18.31%) in the year ended December 31, 2020. Within the Index, Lebanon (+62.34%), Nigeria (+23.52%), Slovenia (+20.07%), Lithuania (+16.02%) and Bangladesh (+15.88%) led market returns. Jordan (–48.27%), Mauritius (–34.01%), Sri Lanka (–11.40%), Bahrain (–9.63%) and Kenya (–9.50%) were the worst performing markets.

•  The Fund's allocation to an Indonesian gaming and e-commerce company was the largest contributor to performance for the year. We believe that the Indonesian "internet economy" will likely continue to see accelerating adoption of digital entertainment in the form of gaming and continued acceleration in e-commerce. We believe e-commerce in Southeast Asia is broadly tracking China with a roughly six- to seven-year lag, and therefore we still see ample room for robust growth.

•  The Fund's allocation to a Brazilian e-commerce company also contributed strongly to returns during the year. The Fund's allocations to a Polish cybersecurity company and an Argentinian software company added to returns, as well.

•  The Fund's allocation to a digital payments company and an allocation to a financial services company in Egypt hampered returns. Our zero allocations to a Vietnamese steelmaker and a Vietnamese food conglomerate detracted from relative performance as the stocks rallied during the year.

Management Strategies

•  We remain positive on the frontier market equity asset class. Frontier markets provide exposure to large and fast-growing countries, which are set to become future emerging markets. We continue to invest in countries we believe may be the winners of the next decade, including those benefiting from a shift out of China (Vietnam) and countries with large shares of domestic demand that are less reliant on exports (Egypt, Indonesia). The frontier market equity asset class can offer strong diversification benefits, and this diversification can be bought at historic lows in terms of current valuations relative to global equities. After a period of underperformance, we believe frontier equities are set up well to be a clear winner in the coming decade.

•  In the aftermath of the COVID-19 crisis, we expect an acceleration of several trends that were already in motion before the pandemic and for which our portfolio had already been positioned. We have long invested in the theme of greater digitization in frontier markets, and with much of the world's population now at home, the online economy has been booming, be it e-commerce, mobile gaming, digital payments or cybersecurity. Another trend is toward formalization — as consumers are looking to buy from modern retail outlets, be it groceries, health care or education, instead of more traditional "mom and pop" companies — which was already underway and is likely to pick up speed for reasons of quality, safety and pricing.

•  We are also finding attractive investment opportunities in the "100 Million Club," which we consider to be overlooked countries with large populations of over 100 million consumers: Vietnam, Indonesia, Pakistan, Bangladesh, the Philippines, Egypt and Nigeria. Over the coming decade, 125 million people will enter the labor force in these countries, and more workers means more demand for consumer goods, such as packaged food and beverages, apparel, and digital goods. While we have a number of investments in strong consumer franchises with high returns on capital in these countries, we are looking to add a few more given attractive valuations relative to what we see as a long-term secular story of rising consumer incomes. We continue to evaluate our current portfolio and any potential new entrants using our process, which screens for sustainable quality growth.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

Frontier Markets Portfolio

*  Minimum Investment for Class I shares

**  Performance shown for the Fund's Class I shares reflects the performance of the common shares of Morgan Stanley Frontier Emerging Markets Fund, Inc. (the "Predecessor Fund") for periods prior to September 17, 2012.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI Frontier Markets Net Index(1) and the Lipper Frontier Markets Funds Average(2)

	Period Ended December 31, 2020 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Fund — Class I Shares w/o sales charges(4)	14.02%	4.49%	3.62%	1.63%
Fund — Class A Shares w/o sales charges(5)	13.57	4.14	—	5.53
Fund — Class A Shares with maximum 5.25% sales charges(5)	7.61	3.02	—	4.85
Fund — Class L Shares w/o sales charges(5)	13.01	3.55	—	4.92
Fund — Class C Shares w/o sales charges(7)	12.74	3.35	—	0.22
Fund — Class C Shares with maximum 1.00% deferred sales charges(7)	11.74	3.35	—	0.22
Fund — Class IS Shares w/o sales charges(6)	14.02	4.52	—	1.77
MSCI Frontier Markets Net Index	1.43	6.25	3.26	–0.20
Lipper Frontier Markets Funds Average	6.79	4.82	1.97	1.09

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI Frontier Markets Net Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of frontier markets. The MSCI Frontier Markets Net Index currently consists of 27 frontier market country indices. The performance of the Index is calculated in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Frontier Markets Funds Average tracks the performance of all funds in the Lipper Frontier Markets Funds classification. The Average, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. As of the date of this report, the Fund was in the Lipper Frontier Markets Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

Frontier Markets Portfolio

(4)  On September 17, 2012, all assets of Morgan Stanley Frontier Markets Fund, Inc. (the "Predecessor Fund") were reorganized into Class I shares of Morgan Stanley Institutional Fund, Inc. Frontier Markets Portfolio ("the Fund"). Performance shown for Class I shares reflects the performance of the shares of the Predecessor Fund for periods prior to September 17, 2012. The Predecessor Fund may have performed differently if it were an open-end fund since closed-end funds are generally not subject to the cash flow fluctuations of an open-end fund. In addition, Class I shares' returns of the Fund will differ from the Predecessor Fund as they have different expenses. The Predecessor Fund commenced operations on August 25, 2008.

(5)  Commenced offering on September 14, 2012.

(6)  Commenced offering on February 27, 2015.

(7)  Commenced offering on April 30, 2015.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments

Frontier Markets Portfolio

	Shares	Value (000)
Common Stocks (100.4%)
Argentina (4.4%)
Globant SA (a)	13,316	$2,898
Bangladesh (2.3%)
Brac Bank Ltd.	2,919,340	1,527
Egypt (8.6%)
Cairo Investment & Real Estate Development Co. SAE	1,161,175	1,051
Commercial International Bank Egypt SAE	793,190	2,996
Edita Food Industries SAE	567,322	321
Fawry for Banking & Payment Technology Services SAE (a)	576,996	1,233
		5,601
Kazakhstan (5.6%)
Halyk Savings Bank of Kazakhstan JSC GDR	55,021	641
Kaspi.KZ JSC GDR (a)	15,453	1,037
NAC Kazatomprom JSC GDR	108,118	1,948
		3,626
Kenya (4.9%)
Safaricom PLC	10,234,055	3,200
Kuwait (1.2%)
National Bank of Kuwait	289,848	801
Morocco (3.0%)
Label Vie	3,674	1,321
Maroc Telecom	20,326	330
Societe d'Exploitation des Ports	14,287	336
		1,987
Nigeria (1.9%)
Nestle Nigeria PLC	405,894	1,256
Pakistan (2.1%)
MCB Bank Ltd.	1,177,878	1,384
Peru (2.3%)
Credicorp Ltd.	9,141	1,499
Poland (3.6%)
11 bit studios SA (a)	9,688	1,232
LiveChat Software SA	39,717	1,118
		2,350
Romania (4.6%)
Banca Transilvania SA	3,980,312	2,253
Societatea Nationala de Gaze Naturale Romgaz SA	109,265	771
		3,024
Russia (3.9%)
TCS Group Holding PLC GDR	76,901	2,530
Singapore (11.6%)
Sea Ltd. ADR (a)	37,971	7,558
Slovenia (3.7%)
Krka dd Novo mesto	21,787	2,435
United Arab Emirates (1.2%)
Network International Holdings PLC (a)	173,409	781
	Shares	Value (000)
United Kingdom (4.2%)
Avast PLC	369,815	$2,715
United States (9.6%)
MercadoLibre, Inc. (a)	3,767	6,311
Vietnam (21.7%)
Bank for Foreign Trade of Vietnam JSC	777,710	3,305
FPT Corp.	528,436	1,477
Mobile World Investment Corp.	619,463	3,690
Sai Gon Cargo Service Corp.	265,470	1,473
Saigon Beer Alcohol Beverage Corp.	169,320	1,430
Vietnam Dairy Products JSC	605,592	2,857
		14,232
Total Common Stocks (Cost $42,901)		65,715
Short-Term Investment (0.5%)
Investment Company (0.5%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $356)	356,371	356
Total Investments (100.9%) (Cost $43,257) (b)(c)		66,071
Liabilities in Excess of Other Assets (–0.9%)		(563)
Net Assets (100.0%)		$65,508

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  The approximate fair value and percentage of net assets, $39,297,000 and 60.0%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(c)  At December 31, 2020, the aggregate cost for federal income tax purposes is approximately $44,329,000. The aggregate gross unrealized appreciation is approximately $23,446,000 and the aggregate gross unrealized depreciation is approximately $1,708,000, resulting in net unrealized appreciation of approximately $21,738,000.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

Portfolio Composition

Classification	Percentage of Total Investments
Banks	25.6%
Other*	23.7
Entertainment	13.3
Information Technology Services	9.7
Internet & Direct Marketing Retail	9.6
Food Products	6.7
Software	5.8
Specialty Retail	5.6
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Frontier Markets Portfolio

Statement of Assets and Liabilities	December 31, 2020 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $42,901)	$65,715
Investment in Security of Affiliated Issuer, at Value (Cost $356)	356
Total Investments in Securities, at Value (Cost $43,257)	66,071
Foreign Currency, at Value (Cost $25)	21
Cash	21
Dividends Receivable	35
Receivable for Fund Shares Sold	18
Tax Reclaim Receivable	—	@
Receivable from Affiliate	—	@
Other Assets	63
Total Assets	66,229
Liabilities:
Payable for Advisory Fees	289
Payable for Fund Shares Redeemed	269
Payable for Custodian Fees	79
Payable for Professional Fees	27
Payable for Sub Transfer Agency Fees — Class I	7
Payable for Sub Transfer Agency Fees — Class A	1
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Administration Fees	5
Payable for Transfer Agency Fees — Class I	2
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	1
Payable for Shareholder Services Fees — Class A	2
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	1
Other Liabilities	36
Total Liabilities	721
Net Assets	$65,508
Net Assets Consist of:
Paid-in-Capital	$129,642
Total Accumulated Loss	(64,134)
Net Assets	$65,508

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Frontier Markets Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2020 (000)
CLASS I:
Net Assets	$55,533
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,849,082
Net Asset Value, Offering and Redemption Price Per Share	$19.49
CLASS A:
Net Assets	$8,436
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	433,157
Net Asset Value, Redemption Price Per Share	$19.47
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.08
Maximum Offering Price Per Share	$20.55
CLASS L:
Net Assets	$378
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	19,548
Net Asset Value, Offering and Redemption Price Per Share	$19.34
CLASS C:
Net Assets	$843
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	44,382
Net Asset Value, Offering and Redemption Price Per Share	$18.99
CLASS IS:
Net Assets	$318
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	16,320
Net Asset Value, Offering and Redemption Price Per Share	$19.49

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Frontier Markets Portfolio

Statement of Operations	Year Ended December 31, 2020 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $109 of Foreign Taxes Withheld)	$1,662
Dividends from Security of Affiliated Issuer (Note G)	— @
Total Investment Income	1,662
Expenses:
Advisory Fees (Note B)	956
Custodian Fees (Note F)	246
Sub Transfer Agency Fees — Class I	60
Sub Transfer Agency Fees — Class A	11
Sub Transfer Agency Fees — Class L	—- @
Sub Transfer Agency Fees — Class C	1
Professional Fees	172
Registration Fees	70
Administration Fees (Note C)	61
Shareholder Services Fees — Class A (Note D)	21
Distribution and Shareholder Services Fees — Class L (Note D)	3
Distribution and Shareholder Services Fees — Class C (Note D)	7
Shareholder Reporting Fees	25
Transfer Agency Fees — Class I (Note E)	10
Transfer Agency Fees — Class A (Note E)	3
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Pricing Fees	2
Interest Expenses	41
Other Expenses	14
Total Expenses	1,709
Waiver of Advisory Fees (Note B)	(170)
Reimbursement of Class Specific Expenses — Class I (Note B)	(37)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(— @)
Net Expenses	1,494
Net Investment Income	168
Realized Loss:
Investments Sold	(2,959)
Foreign Currency Translation	(355)
Net Realized Loss	(3,314)
Change in Unrealized Appreciation (Depreciation):
Investments	(3,314)
Foreign Currency Translation	(3)
Net Change in Unrealized Appreciation (Depreciation)	(3,317)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(6,631)
Net Decrease in Net Assets Resulting from Operations	$(6,463)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Frontier Markets Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2020 (000)	Year Ended December 31, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$168	$4,621
Net Realized Loss	(3,314)	(477)
Net Change in Unrealized Appreciation (Depreciation)	(3,317)	23,772
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,463)	27,916
Dividends and Distributions to Shareholders:
Class I	(20)	(3,717)
Class A	(3)	(261)
Class L	(— @)	(10)
Class C	(— @)	(21)
Class IS	(— @)	(46)
Total Dividends and Distributions to Shareholders	(23)	(4,055)
Capital Share Transactions:(1)
Class I:
Subscribed	8,168	18,572
Distributions Reinvested	19	3,144
Redeemed	(71,098)	(145,539)
Class A:
Subscribed	708	5,119
Distributions Reinvested	3	261
Redeemed	(4,888)	(31,321)
Class L:
Distributions Reinvested	— @	10
Redeemed	(229)	(780)
Class C:
Subscribed	40	29
Distributions Reinvested	— @	21
Redeemed	(153)	(977)
Class IS:
Subscribed	315	307
Distributions Reinvested	— @	46
Redeemed	(1,743)	(3,781)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(68,858)	(154,889)
Redemption Fees	1	6
Total Decrease in Net Assets	(75,343)	(131,022)
Net Assets:
Beginning of Period	140,851	271,873
End of Period	$65,508	$140,851

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Frontier Markets Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2020 (000)	Year Ended December 31, 2019 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	520	1,103
Shares Issued on Distributions Reinvested	1	184
Shares Redeemed	(5,028)	(8,625)
Net Decrease in Class I Shares Outstanding	(4,507)	(7,338)
Class A:
Shares Subscribed	45	299
Shares Issued on Distributions Reinvested	— @@	15
Shares Redeemed	(314)	(1,832)
Net Decrease in Class A Shares Outstanding	(269)	(1,518)
Class L:
Shares Issued on Distributions Reinvested	— @@	1
Shares Redeemed	(14)	(47)
Net Decrease in Class L Shares Outstanding	(14)	(46)
Class C:
Shares Subscribed	2	2
Shares Issued on Distributions Reinvested	— @@	1
Shares Redeemed	(10)	(59)
Net Decrease in Class C Shares Outstanding	(8)	(56)
Class IS:
Shares Subscribed	20	18
Shares Issued on Distributions Reinvested	— @@	3
Shares Redeemed	(96)	(225)
Net Decrease in Class IS Shares Outstanding	(76)	(204)

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Frontier Markets Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$17.10		$15.63		$21.02		$17.39		$16.98
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.04		0.39		0.33		0.16		0.31
Net Realized and Unrealized Gain (Loss)	2.36		1.58		(5.07)		3.47		0.33
Total from Investment Operations	2.40		1.97		(4.74)		3.63		0.64
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.50)		(0.65)		—		(0.23)
Paid-in-Capital	—		—		—		—		(0.00	)(3)
Total Distributions	(0.01)		(0.50)		(0.65)		—		(0.23)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$19.49		$17.10		$15.63		$21.02		$17.39
Total Return(4)	14.02%		12.53%		(22.60)%		20.82%		3.83%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$55,533		$125,780		$229,688		$632,435		$525,664
Ratio of Expenses Before Expense Limitation	2.13%		1.92%		N/A		N/A		1.69%
Ratio of Expenses After Expense Limitation	1.90	%(5)(6)	1.90	%(5)(6)	1.77	%(5)	1.73	%(5)	1.67	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.85	%(5)	1.85	%(5)	1.76	%(5)	1.73	%(5)	N/A
Ratio of Net Investment Income	0.24	%(5)	2.33	%(5)	1.68	%(5)	0.82	%(5)	1.82	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	56%		68%		61%		52%		30%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation would have been 0.01% higher and the Ratio of Net Investment Income would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Frontier Markets Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$17.15		$15.61		$20.86		$17.31		$16.90
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.01		0.42		0.34		0.11		0.24
Net Realized and Unrealized Gain (Loss)	2.32		1.48		(5.10)		3.44		0.35
Total from Investment Operations	2.33		1.90		(4.76)		3.55		0.59
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.36)		(0.49)		—		(0.18)
Paid-in-Capital	—		—		—		—		(0.00	)(3)
Total Distributions	(0.01)		(0.36)		(0.49)		—		(0.18)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$19.47		$17.15		$15.61		$20.86		$17.31
Total Return(4)	13.57%		12.13%		(22.80)%		20.39%		3.49%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$8,436		$12,044		$34,654		$86,324		$90,817
Ratio of Expenses Before Expense Limitation	2.44%		2.23%		N/A		N/A		2.03%
Ratio of Expenses After Expense Limitation	2.26	%(5)(6)	2.25	%(5)(6)	2.07	%(5)	2.05	%(5)	2.01	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	2.20	%(5)	2.20	%(5)	2.06	%(5)	2.05	%(5)	N/A
Ratio of Net Investment Income	0.07	%(5)	2.48	%(5)	1.71	%(5)	0.59	%(5)	1.40	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	56%		68%		61%		52%		30%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation would have been 0.01% higher and the Ratio of Net Investment Income would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Frontier Markets Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$17.11		$15.59		$20.65		$17.25		$16.79
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.06)		0.25		0.17		(0.02)		0.15
Net Realized and Unrealized Gain (Loss)	2.30		1.56		(4.98)		3.42		0.32
Total from Investment Operations	2.24		1.81		(4.81)		3.40		0.47
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.29)		(0.25)		—		(0.01)
Paid-in-Capital	—		—		—		—		(0.00	)(3)
Total Distributions	(0.01)		(0.29)		(0.25)		—		(0.01)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$19.34		$17.11		$15.59		$20.65		$17.25
Total Return(4)	13.01%		11.58%		(23.19)%		19.59%		2.77%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$378		$570		$1,241		$2,570		$2,630
Ratio of Expenses Before Expense Limitation	3.44%		2.90%		N/A		2.76%		2.80%
Ratio of Expenses After Expense Limitation	2.76	%(5)(6)	2.75	%(5)(6)	2.57	%(5)	2.70	%(5)	2.70	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	2.70	%(5)	2.70	%(5)	2.56	%(5)	2.70	%(5)	N/A
Ratio of Net Investment Income (Loss)	(0.39	)%(5)	1.47	%(5)	0.88	%(5)	(0.13	)%(5)	0.88	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	56%		68%		61%		52%		30%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Frontier Markets Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$16.85		$15.38		$20.41		$17.07		$16.69
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.10)		0.20		0.11		(0.05)		0.10
Net Realized and Unrealized Gain (Loss)	2.25		1.56		(4.90)		3.39		0.34
Total from Investment Operations	2.15		1.76		(4.79)		3.34		0.44
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.29)		(0.24)		—		(0.06)
Paid-in-Capital	—		—		—		—		(0.00	)(3)
Total Distributions	(0.01)		(0.29)		(0.24)		—		(0.06)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$18.99		$16.85		$15.38		$20.41		$17.07
Total Return(4)	12.74%		11.34%		(23.42)%		19.51%		2.63%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$843		$877		$1,657		$2,857		$1,925
Ratio of Expenses Before Expense Limitation	3.42%		3.07%		N/A		N/A		2.89%
Ratio of Expenses After Expense Limitation	3.00	%(5)(6)	2.99	%(5)(6)	2.83	%(5)	2.81	%(5)	2.88	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	2.95	%(5)	2.95	%(5)	2.82	%(5)	2.81	%(5)	N/A
Ratio of Net Investment Income (Loss)	(0.66	)%(5)	1.17	%(5)	0.56	%(5)	(0.26	)%(5)	0.57	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	56%		68%		61%		52%		30%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation would have been 0.01% higher and the Ratio of Net Investment Income would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Frontier Markets Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$17.09		$15.63		$21.02		$17.39		$16.97
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.09		0.33		0.58		0.13		0.30
Net Realized and Unrealized Gain (Loss)	2.32		1.64		(5.33)		3.50		0.36
Total from Investment Operations	2.41		1.97		(4.75)		3.63		0.66
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.51)		(0.64)		—		(0.24)
Paid-in-Capital	—		—		—		—		(0.00	)(3)
Total Distributions	(0.01)		(0.51)		(0.64)		—		(0.24)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$19.49		$17.09		$15.63		$21.02		$17.39
Total Return(4)	14.02%		12.60%		(22.61)%		20.83%		3.88%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$318		$1,580		$4,633		$16,344		$12,055
Ratio of Expenses Before Expense Limitation	2.20%		1.91%		N/A		N/A		1.64%
Ratio of Expenses After Expense Limitation	1.86	%(5)(6)	1.85	%(5)(6)	1.74	%(5)	1.69	%(5)	1.62	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.80	%(5)	1.80	%(5)	1.73	%(5)	1.69	%(5)	N/A
Ratio of Net Investment Income	0.55	%(5)	1.95	%(5)	2.85	%(5)	0.65	%(5)	1.75	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	56%		68%		61%		52%		30%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation would have been 0.01% higher and the Ratio of Net Investment Income would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-one separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Frontier Markets Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$—	$1,473	$—	$1,473
Banks	1,499	15,437	—	16,936
Beverages	—	1,430	—	1,430
Consumer Finance	1,037	—	—	1,037
Diversified Consumer Services	—	1,051	—	1,051
Diversified Telecommunication Services	—	330	—	330
Entertainment	7,558	1,232	—	8,790
Food & Staples Retailing	—	1,321	—	1,321
Food Products	—	4,434	—	4,434
Information Technology Services	2,898	3,491	—	6,389
Internet & Direct Marketing Retail	6,311	—	—	6,311

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Oil, Gas & Consumable Fuels	$—	$2,719	$—	$2,719
Pharmaceuticals	—	2,435	—	2,435
Software	—	3,833	—	3,833
Specialty Retail	—	3,690	—	3,690
Transportation Infrastructure	—	336	—	336
Wireless Telecommunication Services	—	3,200	—	3,200
Total Common Stocks	19,303	46,412	—	65,715
Short-Term Investment
Investment Company	356	—	—	356
Total Assets	$19,659	$46,412	$—	$66,071

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock (000)
Beginning Balance	$920
Purchases	—
Sales	(2,017)
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	5,952
Realized gains (losses)	(4,855)
Ending Balance	$—
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2020	$—

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets, which are denominated in foreign currencies. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year. Changes in currency exchange rates will affect the value of securities and investment income from foreign currency denominated securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the U.S. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

5.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collec-

tion is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 1.25% of the daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.85% for Class I shares, 2.20% for Class A shares, 2.70% for Class L shares, 2.95% for Class C shares and 1.80% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2020, approximately $170,000 of advisory fees were waived and approximately $45,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distrib-

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

utor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2020, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term invest-

ments were approximately $43,767,000 and $112,474,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2020.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2020, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2020 is as follows:

Affiliated Investment Company	Value December 31, 2019 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$—	$11,322	$10,966	$—	@
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2020 (000)
Liquidity Funds	$—	$—	$356

@ Amount is less than $500.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2020, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2020 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2020 and 2019 was as follows:

2020 Distributions Paid From: Ordinary Income (000)	2019 Distributions Paid From: Ordinary Income (000)
$23	$4,055

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2020:

Total Accumulated Loss (000)	Paid-in Capital (000)
$186	$(186)

At December 31, 2020, the Fund had no distributable earnings on a tax basis.

At December 31, 2020, the Fund had available for federal income tax purposes unused short-term capital losses of approximately $85,847,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2020, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2020, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 53.8%.

K. Market Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Frontier Markets Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Frontier Markets Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Frontier Markets Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2021

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2020. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $16,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market
28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				79

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP plc (November 2010May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020); and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	79	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	80

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015) Chairman, Opus Capital Group (1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	80

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	79	Director of NVR, Inc. (home construction).

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	80	Director, Rubicon Investment (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the fixed Income Sub-Committee of the Investment committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				79	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	80	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Boards since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	79	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2020) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 1633 Broadway New York, NY 10019 Birth Year: 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

34

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2021 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIFEMANN
3386867 EXP 02.28.22

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Advantage Portfolio

Annual Report

December 31, 2020

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	26
Liquidity Risk Management Program	27
Federal Tax Notice	28
Privacy Notice	29
Director and Officer Information	32

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Global Advantage Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2021

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Expense Example (unaudited)

Global Advantage Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Actual Ending Account Value 12/31/20	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Advantage Portfolio Class I	$1,000.00	$1,414.30	$1,019.66	$6.61	$5.53	1.09%
Global Advantage Portfolio Class A	1,000.00	1,412.50	1,018.50	8.00	6.70	1.32
Global Advantage Portfolio Class L	1,000.00	1,408.10	1,015.33	11.80	9.88	1.95
Global Advantage Portfolio Class C	1,000.00	1,407.30	1,014.73	12.53	10.48	2.07

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited)

Global Advantage Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2020, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 94.98%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI All Country World Net Index (the "Index"), which returned 16.25%.

Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Global equities, as measured by the Index, rose 16.25% in the year, bouncing back strongly in a year of significant volatility caused by the COVID-19 pandemic. With lockdowns and disruptions to economic activity driving much of the world economy into a deep recession, governments and central banks responded with massive fiscal and monetary stimulus. These measures helped soothe the markets, kept liquidity flowing and supported a faster-than-expected rebound in economic activity. Toward year end, positive vaccine news added to the hope that economies could normalize in 2021, while the election of U.S. President Joe Biden and the Brexit trade deal reduced other sources of market uncertainty that were prevalent in 2020.

•  Index performance was led by the information technology, consumer discretionary and communication services sectors. Energy, real estate and financials, each with negative performance for the year, were the Index's weakest performing sectors.

•  Counterpoint Global seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will result from stock selection, given our philosophy and process. For the year, the Fund outperformed the Index.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The Fund outperformed the Index in this reporting period due to favorable stock selection and, to a lesser extent, sector allocations.

•  Strong stock selection in information technology, communication services and consumer discretionary contributed the majority of the Fund's relative performance. The top contributing holding across these sectors and the whole portfolio was an e-commerce and online gaming leader in Southeast Asia. The company experienced greater efficiencies leading to a higher take rate in its online retail business, which has continued to benefit from the accelerating growth in e-commerce globally, and saw strong user growth and monetization trends in its gaming franchise.

•  Given the magnitude of the Fund's outperformance relative to the benchmark, there were no meaningful sector detractors from performance. Slight average underweights during the period in the health care and materials sectors were a marginal detractor, but the adverse impact was more than offset by the relative outperformance of our stock selection in the sectors.

Management Strategies

•  As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over a five-year horizon, and owning a portfolio of unique companies whose market value we believe can increase significantly for underlying fundamental reasons.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

Global Advantage Portfolio

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L and C shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the MSCI All Country World Net Index(1) and the Lipper Global Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2020 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Fund — Class I Shares w/o sales charges(4)	94.98%	27.94%	19.09%	19.09%
Fund — Class A Shares w/o sales charges(4)	94.46	27.53	18.71	18.71
Fund — Class A Shares with maximum 5.25% sales charges(4)	84.29	26.16	18.08	18.07
Fund — Class L Shares w/o sales charges(4)	93.38	26.85	18.10	18.10
Fund — Class C Shares w/o sales charges(5)	92.97	26.53	—	22.41
Fund — Class C Shares with maximum 1.00% deferred sales charges(5)	91.97	26.53	—	22.41
MSCI All Country World Net Index	16.25	12.26	9.13	9.19
Lipper Global Multi-Cap Growth Funds Index	36.37	16.21	10.95	11.01

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI All Country World Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Global Multi-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on December 28, 2010.

(5)  Commenced offering on April 30, 2015.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments

Global Advantage Portfolio

	Shares	Value (000)
Common Stocks (87.7%)
Australia (5.2%)
Afterpay Ltd. (a)	79,369	$7,215
Redbubble Ltd. (a)	1,014,540	4,320
Xero Ltd. (a)	99,124	11,250
		22,785
Canada (6.2%)
FirstService Corp.	48,055	6,577
Shopify, Inc., Class A (a)	18,291	20,705
		27,282
France (4.1%)
Christian Dior SE	12,605	7,000
Hermes International	10,451	11,238
		18,238
Germany (1.5%)
Zalando SE (a)	61,299	6,818
India (3.6%)
HDFC Bank Ltd. ADR (a)	216,033	15,611
Japan (2.6%)
BASE, Inc. (a)	74,600	7,061
Demae-Can Co., Ltd. (a)	138,800	4,235
		11,296
Netherlands (4.5%)
Adyen N.V. (a)	8,580	19,936
Singapore (5.2%)
Sea Ltd. ADR (a)	114,092	22,710
United Kingdom (2.4%)
Atlassian Corp., PLC, Class A (a)	45,577	10,659
United States (52.4%)
Activision Blizzard, Inc.	72,231	6,707
Costco Wholesale Corp.	11,218	4,227
Coupa Software, Inc. (a)	30,675	10,396
Ecolab, Inc.	27,774	6,009
Farfetch Ltd., Class A (a)	334,047	21,316
HEICO Corp., Class A	45,485	5,325
IAC/InterActiveCorp (a)	18,347	3,474
Intercontinental Exchange, Inc.	23,760	2,739
Intuitive Surgical, Inc. (a)	19,118	15,640
Martin Marietta Materials, Inc.	20,246	5,749
MercadoLibre, Inc. (a)	12,912	21,630
Okta, Inc. (a)	32,078	8,156
Palantir Technologies, Inc. (a)	4,864	109
Royal Gold, Inc.	4,870	518
Royalty Pharma PLC, Class A	397,839	19,912
S&P Global, Inc.	13,554	4,456
Snowflake, Inc., Class A (a)	18,723	5,269
Spotify Technology SA (a)	64,842	20,403
Square, Inc., Class A (a)	70,418	15,326
Texas Pacific Land Trust	1,255	912
Twilio, Inc., Class A (a)	30,749	10,409
Twitter, Inc. (a)	295,623	16,008
	Shares	Value (000)
Veeva Systems, Inc., Class A (a)	58,300	$15,872
Zoom Video Communications, Inc., Class A (a)	28,567	9,636
		230,198
Total Common Stocks (Cost $246,431)		385,533
Preferred Stocks (0.1%)
United States (0.1%)
Airbnb, Inc. Series D (a)(b) (acquisition cost — $78; acquired 4/16/14)	3,834	518
Lookout, Inc. Series F (a)(b)(c) (acquisition cost — $73; acquired 6/17/14)	6,374	20
Total Preferred Stocks (Cost $151)		538
Short-Term Investment (12.2%)
Investment Company (12.2%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $53,463)	53,463,141	53,463
Total Investments Excluding Purchased Options (100.0%) (Cost $300,045)		439,534
Total Purchased Options Outstanding (0.1%) (Cost $1,195)		254
Total Investments (100.1%) (Cost $301,240) (d)(e)		439,788
Liabilities in Excess of Other Assets (–0.1%)		(644)
Net Assets (100.0%)		$439,144

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2020 amounts to approximately $538,000 and represents 0.1% of net assets.

(c)  At December 31, 2020, the Fund held fair valued securities valued at approximately $20,000, representing less than 0.05% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's (as defined herein) Directors.

(d)  The approximate fair value and percentage of net assets, $79,073,000 and 18.0%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(e)  At December 31, 2020, the aggregate cost for federal income tax purposes is approximately $305,128,000. The aggregate gross unrealized appreciation is approximately $140,862,000 and the aggregate gross unrealized depreciation is approximately $6,202,000, resulting in net unrealized appreciation of approximately $134,660,000.

ADR  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments (cont'd)

Global Advantage Portfolio

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2020:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)		Premiums Paid (000)	Unrealized Depreciation (000)
BNP Paribas	USD/CNH	CNH	7.99	Sep-21	47,104,572	47,105	$45		$285	$(240)
BNP Paribas	USD/CNH	CNH	7.64	Nov-21	64,087,776	64,088	175		348	(173)
JP Morgan Chase Bank NA	USD/CNH	CNH	8.10	Jul-21	53,186,867	53,187	30		249	(219)
JP Morgan Chase Bank NA	USD/CNH	CNH	8.49	May-21	29,023,770	29,024	4		169	(165)
Royal Bank of Scotland	USD/CNH	CNH	7.75	Jan-21	32,872,723	32,873	—	@	144	(144)
							$254		$1,195	$(941)

@    Value is less than $500.

CNH  —  Chinese Yuan Renminbi Offshore

USD  —  United States Dollar

Portfolio Composition

Classification	Percentage of Total Investments
Other*	32.1%
Information Technology Services	21.4
Internet & Direct Marketing Retail	13.4
Short-Term Investments	12.2
Entertainment	11.3
Software	9.6
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Global Advantage Portfolio

Statement of Assets and Liabilities	December 31, 2020 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $247,777)	$386,325
Investment in Security of Affiliated Issuer, at Value (Cost $53,463)	53,463
Total Investments in Securities, at Value (Cost $301,240)	439,788
Foreign Currency, at Value (Cost $4)	4
Receivable for Investments Sold	10,565
Receivable for Fund Shares Sold	1,364
Tax Reclaim Receivable	48
Dividends Receivable	29
Receivable from Affiliate	—	@
Other Assets	68
Total Assets	451,866
Liabilities:
Payable for Investments Purchased	10,992
Payable for Advisory Fees	752
Due to Broker	560
Payable for Fund Shares Redeemed	266
Payable for Shareholder Services Fees — Class A	20
Payable for Distribution and Shareholder Services Fees — Class L	1
Payable for Distribution and Shareholder Services Fees — Class C	17
Payable for Sub Transfer Agency Fees — Class I	26
Payable for Sub Transfer Agency Fees — Class A	9
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	1
Payable for Administration Fees	29
Payable for Professional Fees	17
Payable for Transfer Agency Fees — Class I	7
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	2
Payable for Custodian Fees	9
Other Liabilities	13
Total Liabilities	12,722
Net Assets	$439,144
Net Assets Consist of:
Paid-in-Capital	$263,084
Total Distributable Earnings	176,060
Net Assets	$439,144

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Global Advantage Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2020 (000)
CLASS I:
Net Assets	$314,038
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	9,282,171
Net Asset Value, Offering and Redemption Price Per Share	$33.83
CLASS A:
Net Assets	$103,550
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	3,139,322
Net Asset Value, Redemption Price Per Share	$32.98
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.83
Maximum Offering Price Per Share	$34.81
CLASS L:
Net Assets	$923
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	29,443
Net Asset Value, Offering and Redemption Price Per Share	$31.34
CLASS C:
Net Assets	$20,633
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	671,347
Net Asset Value, Offering and Redemption Price Per Share	$30.73

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Global Advantage Portfolio

Statement of Operations	Year Ended December 31, 2020 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $20 of Foreign Taxes Withheld)	$347
Dividends from Security of Affiliated Issuer (Note G)	15
Income from Securities Loaned — Net	4
Total Investment Income	366
Expenses:
Advisory Fees (Note B)	1,904
Shareholder Services Fees — Class A (Note D)	145
Distribution and Shareholder Services Fees — Class L (Note D)	5
Distribution and Shareholder Services Fees — Class C (Note D)	132
Sub Transfer Agency Fees — Class I	137
Sub Transfer Agency Fees — Class A	61
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	6
Administration Fees (Note C)	190
Professional Fees	124
Registration Fees	65
Transfer Agency Fees — Class I (Note E)	34
Transfer Agency Fees — Class A (Note E)	4
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	10
Shareholder Reporting Fees	29
Custodian Fees (Note F)	28
Directors' Fees and Expenses	4
Pricing Fees	3
Other Expenses	26
Total Expenses	2,909
Rebate from Morgan Stanley Affiliate (Note G)	(18)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Net Expenses	2,890
Net Investment Loss	(2,524)
Realized Gain:
Investments Sold	53,472
Foreign Currency Translation	6
Net Realized Gain	53,478
Change in Unrealized Appreciation (Depreciation):
Investments	116,073
Foreign Currency Translation	16
Net Change in Unrealized Appreciation (Depreciation)	116,089
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	169,567
Net Increase in Net Assets Resulting from Operations	$167,043

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Global Advantage Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2020 (000)	Year Ended December 31, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(2,524)	$(400)
Net Realized Gain	53,478	8,401
Net Change in Unrealized Appreciation (Depreciation)	116,089	24,236
Net Increase in Net Assets Resulting from Operations	167,043	32,237
Dividends and Distributions to Shareholders:
Class I	(10,229)	(1,881)
Class A	(3,353)	(956)
Class L	(34)	(13)
Class C	(752)	(250)
Total Dividends and Distributions to Shareholders	(14,368)	(3,100)
Capital Share Transactions:(1)
Class I:
Subscribed	178,652	29,609
Distributions Reinvested	10,225	1,880
Redeemed	(70,645)	(21,827)
Class A:
Subscribed	49,117	10,308
Distributions Reinvested	3,353	955
Redeemed	(28,326)	(9,908)
Class L:
Exchanged	6	—
Distributions Reinvested	34	13
Redeemed	(112)	(28)
Class C:
Subscribed	5,354	1,557
Distributions Reinvested	752	250
Redeemed	(4,669)	(2,463)
Net Increase in Net Assets Resulting from Capital Share Transactions	143,741	10,346
Total Increase in Net Assets	296,416	39,483
Net Assets:
Beginning of Period	142,728	103,245
End of Period	$439,144	$142,728
(1) Capital Share Transactions:
Class I:
Shares Subscribed	6,937	1,751
Shares Issued on Distributions Reinvested	305	106
Shares Redeemed	(2,837)	(1,296)
Net Increase in Class I Shares Outstanding	4,405	561
Class A:
Shares Subscribed	1,787	615
Shares Issued on Distributions Reinvested	102	55
Shares Redeemed	(1,229)	(614)
Net Increase in Class A Shares Outstanding	660	56
Class L:
Shares Exchanged	— @@	—
Shares Issued on Distributions Reinvested	1	1
Shares Redeemed	(6)	(2)
Net Decrease in Class L Shares Outstanding	(5)	(1)
Class C:
Shares Subscribed	212	97
Shares Issued on Distributions Reinvested	25	15
Shares Redeemed	(230)	(160)
Net Increase (Decrease) in Class C Shares Outstanding	7	(48)

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Global Advantage Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$17.96		$13.96		$15.43		$12.12		$12.36
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.24)		(0.02)		(0.03)		(0.03)		0.00	(3)
Net Realized and Unrealized Gain (Loss)	17.29		4.41		(0.80)		5.07		0.02
Total from Investment Operations	17.05		4.39		(0.83)		5.04		0.02
Distributions from and/or in Excess of:
Net Realized Gain	(1.18)		(0.39)		(0.64)		(1.73)		(0.26)
Net Asset Value, End of Period	$33.83		$17.96		$13.96		$15.43		$12.12
Total Return(4)	94.98%		31.49%		(5.75)%		41.56%		0.21%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$314,038		$87,595		$60,271		$7,005		$3,229
Ratio of Expenses Before Expense Limitation	N/A		1.21%		1.82%		3.67%		3.82%
Ratio of Expenses After Expense Limitation	1.09	%(5)	1.09	%(5)	1.09	%(5)	1.09	%(5)	1.09	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.09	%(5)	N/A		N/A		N/A
Ratio of Net Investment Income (Loss)	(0.94	)%(5)	(0.11	)%(5)	(0.19	)%(5)	(0.19	)%(5)	0.04	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	85%		95%		130%		103%		90%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Global Advantage Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$17.57		$13.71		$15.21		$12.01		$12.29
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.29)		(0.07)		(0.08)		(0.08)		(0.05)
Net Realized and Unrealized Gain (Loss)	16.88		4.32		(0.78)		5.01		0.03
Total from Investment Operations	16.59		4.25		(0.86)		4.93		(0.02)
Distributions from and/or in Excess of:
Net Realized Gain	(1.18)		(0.39)		(0.64)		(1.73)		(0.26)
Net Asset Value, End of Period	$32.98		$17.57		$13.71		$15.21		$12.01
Total Return(3)	94.46%		31.04%		(6.03)%		41.02%		(0.11)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$103,550		$43,576		$33,240		$4,577		$2,640
Ratio of Expenses Before Expense Limitation	N/A		1.48%		1.95%		3.88%		4.09%
Ratio of Expenses After Expense Limitation	1.35	%(4)	1.41	%(4)	1.41	%(4)(5)	1.41	%(4)	1.44	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.41	%(4)	N/A		N/A		N/A
Ratio of Net Investment Loss	(1.20	)%(4)	(0.43	)%(4)	(0.54	)%(4)	(0.52	)%(4)	(0.38	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	85%		95%		130%		103%		90%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective November 19, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.42% for Class A shares. Prior to November 19, 2018, the maximum ratio was 1.45% for Class A shares.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Global Advantage Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$16.82		$13.21		$14.75		$11.74		$12.09
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.40)		(0.16)		(0.16)		(0.15)		(0.10)
Net Realized and Unrealized Gain (Loss)	16.10		4.16		(0.74)		4.89		0.01
Total from Investment Operations	15.70		4.00		(0.90)		4.74		(0.09)
Distributions from and/or in Excess of:
Net Realized Gain	(1.18)		(0.39)		(0.64)		(1.73)		(0.26)
Net Asset Value, End of Period	$31.34		$16.82		$13.21		$14.75		$11.74
Total Return(3)	93.38%		30.32%		(6.50)%		40.34%		(0.70)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$923		$573		$462		$327		$217
Ratio of Expenses Before Expense Limitation	2.09%		2.16%		3.29%		5.07%		5.12%
Ratio of Expenses After Expense Limitation	1.94	%(4)	1.94	%(4)	1.94	%(4)	1.94	%(4)	1.94	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.94	%(4)	N/A		N/A		N/A
Ratio of Net Investment Loss	(1.79	)%(4)	(0.96	)%(4)	(1.03	)%(4)	(1.05	)%(4)	(0.86	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	85%		95%		130%		103%		90%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Global Advantage Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$16.54		$13.03		$14.60		$11.66		$12.04
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.43)		(0.19)		(0.18)		(0.19)		(0.13)
Net Realized and Unrealized Gain (Loss)	15.80		4.09		(0.75)		4.86		0.01
Total from Investment Operations	15.37		3.90		(0.93)		4.67		(0.12)
Distributions from and/or in Excess of:
Net Realized Gain	(1.18)		(0.39)		(0.64)		(1.73)		(0.26)
Net Asset Value, End of Period	$30.73		$16.54		$13.03		$14.60		$11.66
Total Return(3)	92.97%		29.97%		(6.77)%		40.02%		(0.95)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$20,633		$10,984		$9,272		$549		$180
Ratio of Expenses Before Expense Limitation	N/A		2.24%		2.70%		5.22%		6.12%
Ratio of Expenses After Expense Limitation	2.11	%(4)	2.19	%(4)	2.19	%(4)	2.19	%(4)	2.19	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		2.19	%(4)	N/A		N/A		N/A
Ratio of Net Investment Loss	(1.96	)%(4)	(1.21	)%(4)	(1.29	)%(4)	(1.30	)%(4)	(1.12	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	85%		95%		130%		103%		90%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-one separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Advantage Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class L and Class C. On April 30, 2015, the Fund suspended offering Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (4) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (5) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$5,325	$—	$—	$5,325
Banks	15,611	—	—	15,611
Capital Markets	7,195	—	—	7,195
Chemicals	6,009	—	—	6,009
Construction Materials	5,749	—	—	5,749
Entertainment	49,820	—	—	49,820
Food & Staples Retailing	4,227	—	—	4,227
Health Care Equipment & Supplies	15,640	—	—	15,640
Health Care Technology	15,872	—	—	15,872
Information Technology Services	59,865	34,212	—	94,077
Interactive Media & Services	19,482	—	—	19,482
Internet & Direct Marketing Retail	42,946	15,373	—	58,319
Metals & Mining	518	—	—	518
Oil, Gas & Consumable Fuels	912	—	—	912
Pharmaceuticals	19,912	—	—	19,912
Real Estate Management & Development	6,577	—	—	6,577
Software	30,691	11,359	—	42,050
Textiles, Apparel & Luxury Goods	—	18,238	—	18,238
Total Common Stocks	306,351	79,182	—	385,533
Preferred Stocks
Internet & Direct Marketing Retail	—	518	—	518
Software	—	—	20	20
Total Preferred Stocks	—	518	20	538
Call Options Purchased	—	254	—	254
Short-Term Investment
Investment Company	53,463	—	—	53,463
Total Assets	$359,814	$79,954	$20	$439,788

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Preferred Stocks (000)
Beginning Balance	$306
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	(252	)†
Corporate actions	(38)
Change in unrealized appreciation (depreciation)	4
Realized gains (losses)	—
Ending Balance	$20
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2020	$4

†  A security transferred out of level 3 due to an Initial Public Offering.

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2020. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance. The Fund calculated the weighted averages of the unobservable inputs relative to each investment's fair value as of December 31, 2020.

	Fair Value at December 31, 2020 (000)	Valuation Technique	Unobservable Input	Amount*		Impact to Valuation from an Increase in Input**
Preferred Stock	$20	Discounted Cash Flow	Weighted Average Cost of Capital	14.5%		Decrease
			Perpetual Growth Rate	3.5%		Increase
		Market Comparable Companies	Enterprise Value/Revenue	5.0	x	Increase
			Discount for Lack of Marketability	15.0%		Decrease
		Comparable Transactions	Enterprise Value/Revenue	4.0	x	Increase

*  Amount is indicative of the weighted average.

**  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2020:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$254	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2020 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(381	)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(605	)(c)

(c) Amounts are included in Investments in the Statement of Operations.

At December 31, 2020, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Purchased Options	$254	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2020:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities(a) (000)		Financial Instrument (000)	Collateral Received(e) (000)	Net Amount (not less than $0) (000)
BNP Paribas	$220		$—	$(220)	$0
JP Morgan Chase Bank NA	34		—	(34)	0
Royal Bank of Scotland	—	@	—	(— @)	0
Total	$254		$—	$(254)	$0

@ Value is less than $500.

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(e) In some instances, the actual collateral received or pledged may be more than the amount shown here due to overcollateralization.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

For the year ended December 31, 2020, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	133,168,000

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund.

The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

At December 31, 2020, the Fund did not have any outstanding securities on loan.

6.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

7.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.80%	0.75%

For the year ended December 31, 2020, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.79% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.10% for Class I shares, 1.42% for Class A shares, 1.95% for Class L shares and 2.20% for Class C shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2020, approximately $1,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2020, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $269,180,000 and $194,252,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2020.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2020, advisory fees paid were reduced by approximately $18,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2020 is as follows:

Affiliated Investment Company	Value December 31, 2019 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$2,991	$226,226	$175,754	$15
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2020 (000)
Liquidity Funds	$—	$—	$53,463

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2020, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly,

no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2020 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2020 and 2019 was as follows:

2020 Distributions Paid From:		2019 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$—	$14,368	$—	$3,100

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2020.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

At December 31, 2020, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$11,251	$30,141

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2020, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2020, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 26.0%.

K. Market Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Advantage Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Advantage Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Advantage Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2021

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2020.

The Fund designated and paid approximately $14,368,000 as a long-term capital gain distribution.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				79

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP plc (November 2010May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020); and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	79	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	80

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015) Chairman, Opus Capital Group (1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	80

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	79	Director of NVR, Inc. (home construction).

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	80	Director, Rubicon Investment (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the fixed Income Sub-Committee of the Investment committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				79	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	80	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Boards since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	79	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2020) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 1633 Broadway New York, NY 10019 Birth Year: 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

36

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2021 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGAANN
3386869 EXP 02.28.22

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Concentrated Portfolio

Annual Report

December 31, 2020

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	20
Liquidity Risk Management Program	21
Federal Tax Notice	22
Privacy Notice	23
Director and Officer Information	26

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Global Concentrated Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2021

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Expense Example (unaudited)

Global Concentrated Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Actual Ending Account Value 12/31/20	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Concentrated Portfolio Class I	$1,000.00	$1,299.00	$1,020.16	$5.72	$5.03	0.99%
Global Concentrated Portfolio Class A	1,000.00	1,297.70	1,018.50	7.62	6.70	1.32
Global Concentrated Portfolio Class C	1,000.00	1,292.50	1,014.63	12.04	10.58	2.09
Global Concentrated Portfolio Class IS	1,000.00	1,300.50	1,020.36	5.49	4.82	0.95

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited)

Global Concentrated Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2020, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 23.52%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI World Net Index (the "Index"), which returned 15.90%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  The Fund returned strong performance on both an absolute and relative basis in 2020.

•  For the duration of 2020, the Fund held both growth and value stocks, with some exposure to more defensive bond proxy stocks in terms of utilities and real estate investment trusts (REITs) to help mitigate market volatility. This positioning contributed to performance.

•  Early year expectations were for a market that would respond positively to easy earnings comparisons, a strengthening U.S. housing market, combined accommodative U.S. Federal Reserve and European Central Bank stimulus policy, historically low unemployment, overly negative investor sentiment and potential resolution to the U.S. versus China trade dispute. However, a global government-induced economic shutdown to mitigate the spread of COVID-19 quickly tipped the economy into recession and pushed equities into bear market territory. As the markets dropped in the last days of the first quarter of 2020 prior to beginning their remarkable recovery, the more volatile, cyclical value stocks in the portfolio were even more greatly impacted than the growth stocks in the portfolio. These value stocks were historically inexpensive with strong balance sheets, providing potential for strong upside in a market recovery, hence the decision to maintain weighting in these names.

•  As the recovery progressed, growth stocks, and secular growth stocks in particular, appreciated to become extraordinarily expensive relative to their history, approaching valuation levels they last achieved prior to the 2000 dot-com bust, implying unreasonably high expectations. To mitigate the associated risk, the allocation increased to cyclical value stocks, which were more greatly impacted in the first quarter drawdown and priced at similarly low historic valuation levels, a magnitude last seen in 2008. The resultant positioning served us well. Value cyclical stocks performed strongly, especially in the fourth quarter of 2020, with both growth and value stocks contributing positively to performance for the full year.

•  From a geographic standpoint, regional positioning positively contributed to performance in 2020. Being underweight and remaining more defensive in the European region and maintaining no weight in Japan were favorable decisions that positively contributed to performance.

•  With valuations versus their U.S. technology peers at extreme lows, Asia technology was the largest overweight in the portfolio in 2020. Asia technology positions as a group significantly contributed to performance for the year. The recent depreciation of the dollar versus Asia ex-Japan currencies has provided added reason to hold Asia ex-Japan exposure entering 2021.

•  The Fund's consistent lack of allocation to Japan in 2020 contributed somewhat to performance. Not only do we struggle quantitatively to find factors that have persistence, but we also struggle to find specific stocks that persistently outperform. This poses a longer-term risk, and the team remains negative on the region.

•  Entering 2021, the portfolio holds about 40% growth and 60% value/core stocks in the U.S., including some exposure to more defensive bond proxy stocks in terms of utilities and REITs to help mitigate market volatility. From a geographic standpoint, the portfolio is underweight North America, overweight Asia ex-Japan and underweight Europe versus the benchmark while maintaining no weighting in Japan.

•  Within stock selection, the largest detractors were a U.S.-based global bank weighed down by concerns regarding slower loan growth and macro

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

Global Concentrated Portfolio

headwinds, a U.K.-based beer and spirits company impacted by reduction in on-premise consumption of alcoholic beverages, and a REIT focused on suburban residential apartments in California and Seattle, both regions which had been significantly impacted by COVID-19.

•  The Fund benefited the most from positions in technology stocks, most notably a Taiwan-based semiconductor manufacturer, a U.S.-based software and services company, and a China-based internet company. Other top contributors to performance for the period were a U.S. regional bank based in Silicon Valley and a U.S.-based designer athletic apparel manufacturer and retailer.

Management Strategies

•  There have been no changes to our investment process during the period. Applied Equity Advisors' investment process is comprised of two parts: a Factor Timing Engine and a Stock Selection Engine. The first step, the Factor Timing Engine, takes into account not only what market factors or areas of the market are in leadership, but also how much momentum a particular factor has, whether that factor is cheap or expensive, and whether the timing is right to be tilted toward that factor. The timing decision comes down to the team's judgment and our combined decades of experience in factor investing. With regard to the Factor Timing Engine, investing in a particular area of the market that shows cheap historical valuation levels may not appear to be advantageous at first, but if chosen correctly, sticking with that investment often proves to be successful over the longer term. The Stock Selection Engine begins its work once the desired factor positioning is understood. There are three steps to the Stock Selection Engine: 1. regression analysis to determine the drivers of a particular stock's price performance; 2. Sustainability Analysis; and 3. further evaluation of the company fundamentals. The result is a highly active portfolio of fundamentally attractive stocks which the team believes could benefit from what we have identified to be quantitative investment styles likely to outperform in each region.

*  Minimum Investment for Class I shares

**  Commenced Operations on May 27, 2016.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

Global Concentrated Portfolio

Performance Compared to the MSCI World Net Index(1), the Lipper Global Large-Cap Growth Funds Index(2) and the Lipper Global Large-Cap Core Funds Index(3)

	Period Ended December 31, 2020 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Fund — Class I Shares w/o sales charges(5)	23.52%	—	—	13.09%
Fund — Class A Shares w/o sales charges(5)	23.19	—	—	12.70
Fund — Class A Shares with maximum 5.25% sales charges(5)	16.76	—	—	11.40
Fund — Class C Shares w/o sales charges(5)	22.23	—	—	11.87
Fund — Class C Shares with maximum 1.00% deferred sales charges(5)	21.23	—	—	11.87
Fund — Class IS Shares w/o sales charges(5)	23.67	—	—	13.16
MSCI World Net Index	15.90	—	—	12.89
Lipper Global Large-Cap Growth Funds Index	27.24	—	—	16.84
Lipper Global Large-Cap Core Funds Index	13.84	—	—	12.11

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI World Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 23 developed market country indices. The performance of the Index is listed in US dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.
(2)  The Lipper Global Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Global Large-Cap Growth Funds classification. The Funds' Lipper category changed from Lipper Global Large-Cap Core Funds to Lipper Global Large-Cap Growth Funds.

(3)  The Lipper Global Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index.

(4)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(5)  Commenced operations on May 27, 2016.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments

Global Concentrated Portfolio

	Shares	Value (000)
Common Stocks (98.5%)
Canada (1.4%)
Franco-Nevada Corp.	6,305	$790
China (12.8%)
Alibaba Group Holding Ltd. ADR (a)	16,284	3,790
Tencent Holdings Ltd. ADR	46,252	3,325
		7,115
France (6.7%)
LVMH Moet Hennessy Louis Vuitton SE ADR	29,971	3,738
India (7.2%)
HDFC Bank Ltd. ADR (a)	55,510	4,011
Italy (5.4%)
Ferrari N.V.	13,195	3,029
Taiwan (8.6%)
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	43,684	4,763
United States (56.4%)
Danaher Corp.	7,775	1,727
Domino's Pizza, Inc.	7,386	2,832
Estee Lauder Cos., Inc. (The), Class A	7,503	1,997
JPMorgan Chase & Co.	4,261	542
Lululemon Athletica, Inc. (a)	5,360	1,865
Mastercard, Inc., Class A	9,774	3,489
Microsoft Corp.	19,686	4,379
NextEra Energy, Inc.	25,650	1,979
Planet Fitness, Inc., Class A (a)	11,860	921
STORE Capital Corp. REIT	118,456	4,025
SVB Financial Group (a)	10,275	3,985
United Rentals, Inc. (a)	9,301	2,157
Waste Management, Inc.	12,643	1,491
		31,389
Total Common Stocks (Cost $44,816)		54,835
Short-Term Investment (1.6%)
Investment Company (1.6%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $863)	863,471	863
Total Investments (100.1%) (Cost $45,679) (b)		55,698
Liabilities in Excess of Other Assets (–0.1%)		(50)
Net Assets (100.0%)		$55,648

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  At December 31, 2020, the aggregate cost for federal income tax purposes is approximately $45,916,000. The aggregate gross unrealized appreciation is approximately $10,261,000 and the aggregate gross unrealized depreciation is approximately $479,000, resulting in net unrealized appreciation of approximately $9,782,000.

ADR  American Depositary Receipt.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	19.8%
Banks	15.3
Textiles, Apparel & Luxury Goods	10.1
Semiconductors & Semiconductor Equipment	8.5
Software	7.9
Equity Real Estate Investment Trusts (REITs)	7.2
Internet & Direct Marketing Retail	6.8
Hotels, Restaurants & Leisure	6.7
Information Technology Services	6.3
Interactive Media & Services	6.0
Automobiles	5.4
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Global Concentrated Portfolio

Statement of Assets and Liabilities	December 31, 2020 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $44,816)	$54,835
Investment in Security of Affiliated Issuer, at Value (Cost $863)	863
Total Investments in Securities, at Value (Cost $45,679)	55,698
Receivable for Fund Shares Sold	390
Dividends Receivable	59
Tax Reclaim Receivable	1
Receivable from Affiliate	—	@
Other Assets	28
Total Assets	56,176
Liabilities:
Payable for Investments Purchased	470
Payable for Advisory Fees	23
Payable for Professional Fees	17
Payable for Administration Fees	4
Payable for Shareholder Services Fees — Class A	1
Payable for Distribution and Shareholder Services Fees — Class C	3
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Sub Transfer Agency Fees — Class I	1
Payable for Sub Transfer Agency Fees — Class A	1
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Custodian Fees	2
Other Liabilities	3
Total Liabilities	528
Net Assets	$55,648
Net Assets Consist of:
Paid-in-Capital	$45,424
Total Distributable Earnings	10,224
Net Assets	$55,648
CLASS I:
Net Assets	$45,946
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,683,085
Net Asset Value, Offering and Redemption Price Per Share	$17.12
CLASS A:
Net Assets	$6,091
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	358,290
Net Asset Value, Redemption Price Per Share	$17.00
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.94
Maximum Offering Price Per Share	$17.94
CLASS C:
Net Assets	$3,568
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	214,166
Net Asset Value, Offering and Redemption Price Per Share	$16.66
CLASS IS:
Net Assets	$43
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,489
Net Asset Value, Offering and Redemption Price Per Share	$17.14

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Global Concentrated Portfolio

Statement of Operations	Year Ended December 31, 2020 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $15 of Foreign Taxes Withheld)	$318
Dividends from Security of Affiliated Issuer (Note G)	1
Total Investment Income	319
Expenses:
Advisory Fees (Note B)	200
Professional Fees	125
Registration Fees	57
Shareholder Reporting Fees	44
Shareholder Services Fees — Class A (Note D)	11
Distribution and Shareholder Services Fees — Class C (Note D)	27
Administration Fees (Note C)	21
Sub Transfer Agency Fees — Class I	6
Sub Transfer Agency Fees — Class A	3
Sub Transfer Agency Fees — Class C	1
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Custodian Fees (Note F)	7
Directors' Fees and Expenses	5
Pricing Fees	1
Other Expenses	14
Total Expenses	530
Waiver of Advisory Fees (Note B)	(200)
Expenses Reimbursed by Adviser (Note B)	(19)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	308
Net Investment Income	11
Realized Gain:
Investments Sold	394
Change in Unrealized Appreciation (Depreciation):
Investments	6,411
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	6,805
Net Increase in Net Assets Resulting from Operations	$6,816

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Global Concentrated Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2020 (000)		Year Ended December 31, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$11		$82
Net Realized Gain	394		559
Net Change in Unrealized Appreciation (Depreciation)	6,411		4,466
Net Increase in Net Assets Resulting from Operations	6,816		5,107
Dividends and Distributions to Shareholders:
Class I	(1)		(164)
Class A	(—	@)	(24)
Class C	(—	@)	(2)
Class IS	(—	@)	(— @)
Total Dividends and Distributions to Shareholders	(1)		(190)
Capital Share Transactions:(1)
Class I:
Subscribed	28,607		1,770
Distributions Reinvested	1		164
Redeemed	(2,846)		(2,155)
Class A:
Subscribed	2,087		2,061
Distributions Reinvested	—	@	24
Redeemed	(1,077)		(1,014)
Class C:
Subscribed	1,818		590
Distributions Reinvested	—	@	2
Redeemed	(1,387)		(788)
Class IS:
Subscribed	18		—
Distributions Reinvested	—	@	— @
Net Increase in Net Assets Resulting from Capital Share Transactions	27,221		654
Total Increase in Net Assets	34,036		5,571
Net Assets:
Beginning of Period	21,612		16,041
End of Period	$55,648		$21,612
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,823		142
Shares Issued on Distributions Reinvested	—	@@	12
Shares Redeemed	(214)		(177)
Net Increase (Decrease) in Class I Shares Outstanding	1,609		(23)
Class A:
Shares Subscribed	150		161
Shares Issued on Distributions Reinvested	—	@@	2
Shares Redeemed	(82)		(84)
Net Increase in Class A Shares Outstanding	68		79
Class C:
Shares Subscribed	133		46
Shares Issued on Distributions Reinvested	—	@@	— @@
Shares Redeemed	(117)		(66)
Net Increase (Decrease) in Class C Shares Outstanding	16		(20)
Class IS:
Shares Subscribed	1		—
Shares Issued on Distributions Reinvested	—	@@	— @@
Net Increase in Class IS Shares Outstanding	1		— @@

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Global Concentrated Portfolio

	Class I
	Year Ended December 31,								Period from May 27, 2016(1) to
Selected Per Share Data and Ratios	2020		2019		2018		2017		December 31, 2016
Net Asset Value, Beginning of Period	$13.86		$10.53		$12.42		$10.16		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.03		0.08		0.14		0.02		0.03
Net Realized and Unrealized Gain (Loss)	3.23		3.40		(1.95)		2.28		0.19
Total from Investment Operations	3.26		3.48		(1.81)		2.30		0.22
Distributions from and/or in Excess of:
Net Investment Income	(0.00	)(3)	(0.15)		(0.08)		(0.03)		(0.06)
Paid-in-Capital	—		—		—		(0.01)		—
Total Distributions	(0.00	)(3)	(0.15)		(0.08)		(0.04)		(0.06)
Net Asset Value, End of Period	$17.12		$13.86		$10.53		$12.42		$10.16
Total Return(4)	23.52%		33.10%		(14.61)%		22.64%		2.24	%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$45,946		$14,885		$11,554		$11,814		$6,922
Ratio of Expenses Before Expense Limitation	1.81%		1.96%		1.90%		3.13%		3.57	%(8)
Ratio of Expenses After Expense Limitation	0.99	%(5)	1.00	%(5)	1.00	%(5)	0.98	%(5)	0.97	%(5)(8)
Ratio of Net Investment Income	0.21	%(5)	0.64	%(5)	1.13	%(5)	0.15	%(5)	0.48	%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)(8)
Portfolio Turnover Rate	54%		123%		94%		68%		44	%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Global Concentrated Portfolio

	Class A
	Year Ended December 31,								Period from May 27, 2016(1) to
Selected Per Share Data and Ratios	2020		2019		2018		2017		December 31, 2016
Net Asset Value, Beginning of Period	$13.80		$10.49		$12.37		$10.15		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.02)		0.04		0.11		(0.03)		0.01
Net Realized and Unrealized Gain (Loss)	3.22		3.38		(1.95)		2.28		0.19
Total from Investment Operations	3.20		3.42		(1.84)		2.25		0.20
Distributions from and/or in Excess of:
Net Investment Income	(0.00	)(3)	(0.11)		(0.04)		(0.03)		(0.05)
Net Asset Value, End of Period	$17.00		$13.80		$10.49		$12.37		$10.15
Total Return(4)	23.19%		32.64%		(14.91)%		22.17%		2.02	%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$6,091		$4,009		$2,213		$1,666		$782
Ratio of Expenses Before Expense Limitation	2.13%		2.29%		2.24%		3.61%		4.23	%(8)
Ratio of Expenses After Expense Limitation	1.31	%(5)	1.34	%(5)	1.35	%(5)	1.35	%(5)	1.35	%(5)(8)
Ratio of Net Investment Income (Loss)	(0.14	)%(5)	0.32	%(5)	0.91	%(5)	(0.25	)%(5)	0.16	%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)(8)
Portfolio Turnover Rate	54%		123%		94%		68%		44	%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Global Concentrated Portfolio

	Class C
	Year Ended December 31,								Period from May 27, 2016(1) to
Selected Per Share Data and Ratios	2020		2019		2018		2017		December 31, 2016
Net Asset Value, Beginning of Period	$13.63		$10.36		$12.27		$10.15		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.12)		(0.06)		0.02		(0.11)		(0.04)
Net Realized and Unrealized Gain (Loss)	3.15		3.34		(1.93)		2.26		0.21
Total from Investment Operations	3.03		3.28		(1.91)		2.15		0.17
Distributions from and/or in Excess of:
Net Investment Income	(0.00	)(3)	(0.01)		—		(0.03)		(0.02)
Net Asset Value, End of Period	$16.66		$13.63		$10.36		$12.27		$10.15
Total Return(4)	22.23%		31.69%		(15.57)%		21.18%		1.69	%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,568		$2,704		$2,263		$1,728		$877
Ratio of Expenses Before Expense Limitation	2.91%		3.06%		2.98%		4.36%		4.81	%(8)
Ratio of Expenses After Expense Limitation	2.09	%(5)	2.10	%(5)	2.09	%(5)	2.10	%(5)	2.10	%(5)(8)
Ratio of Net Investment Income (Loss)	(0.91	)%(5)	(0.46	)%(5)	0.18	%(5)	(0.95	)%(5)	(0.69	)%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)(8)
Portfolio Turnover Rate	54%		123%		94%		68%		44	%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Global Concentrated Portfolio

	Class IS
	Year Ended December 31,								Period from May 27, 2016(1) to
Selected Per Share Data and Ratios	2020		2019		2018		2017		December 31, 2016
Net Asset Value, Beginning of Period	$13.86		$10.53		$12.42		$10.16		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.03		0.09		0.16		0.02		0.03
Net Realized and Unrealized Gain (Loss)	3.25		3.40		(1.97)		2.28		0.20
Total from Investment Operations	3.28		3.49		(1.81)		2.30		0.23
Distributions from and/or in Excess of:
Net Investment Income	(0.00	)(3)	(0.16)		(0.08)		(0.03)		(0.07)
Paid-in-Capital	—		—		—		(0.01)		—
Total Distributions	(0.00	)(3)	(0.16)		(0.08)		(0.04)		(0.07)
Net Asset Value, End of Period	$17.14		$13.86		$10.53		$12.42		$10.16
Total Return(4)	23.67%		33.16%		(14.55)%		22.67%		2.25	%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$43		$14		$11		$12		$10
Ratio of Expenses Before Expense Limitation	9.20%		17.68%		17.97%		18.61%		19.43	%(8)
Ratio of Expenses After Expense Limitation	0.95	%(5)	0.95	%(5)	0.95	%(5)	0.95	%(5)	0.95	%(5)(8)
Ratio of Net Investment Income	0.22	%(5)	0.68	%(5)	1.27	%(5)	0.22	%(5)	0.56	%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)(8)
Portfolio Turnover Rate	54%		123%		94%		68%		44	%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-one separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Concentrated Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

the Adviser using a pricing service and/or procedures approved by the Directors; and (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Automobiles	$3,029	$—	$—	$3,029
Banks	8,538	—	—	8,538
Commercial Services & Supplies	1,491	—	—	1,491
Electric Utilities	1,979	—	—	1,979
Equity Real Estate Investment Trusts (REITs)	4,025	—	—	4,025
Health Care Equipment & Supplies	1,727	—	—	1,727
Hotels, Restaurants & Leisure	3,753	—	—	3,753
Information Technology Services	3,489	—	—	3,489
Interactive Media & Services	3,325	—	—	3,325
Internet & Direct Marketing Retail	3,790	—	—	3,790
Metals & Mining	790	—	—	790
Personal Products	1,997	—	—	1,997

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Semiconductors & Semiconductor Equipment	$4,763	$—	$—	$4,763
Software	4,379	—	—	4,379
Textiles, Apparel & Luxury Goods	5,603	—	—	5,603
Trading Companies & Distributors	2,157	—	—	2,157
Total Common Stocks	54,835	—	—	54,835
Short-Term Investment
Investment Company	863	—	—	863
Total Assets	$55,698	$—	$—	$55,698

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

4.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

5.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2020, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 2.10% for Class C shares and 0.95% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2020, approximately $200,000 of advisory fees were waived and approximately $21,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement.

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2020, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $41,239,000 and $14,449,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2020.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2020, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2020 is as follows:

Affiliated Investment Company	Value December 31, 2019 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$359	$27,433	$26,929	$1
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2020 (000)
Liquidity Funds	$—	$—	$863

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2020, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2020 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2020 and 2019 was as follows:

2020 Distributions Paid From: Long-Term Capital Gain (000)	2019 Distributions Paid From: Ordinary Income (000)
$1	$190

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2020:

Total Distributable Earnings (000)	Paid-in Capital (000)
$14	$(14)

At December 31, 2020, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$482

During the year ended December 31, 2020, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $106,000.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2020, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2020, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 70.9%.

K. Market Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Concentrated Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Concentrated Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from May 27, 2016 (commencement of operations) through December 31, 2016 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Concentrated Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended and the period from May 27, 2016 (commencement of operations) through December 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2021

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2020.

The fund designated and paid approximately $1,000 as a long-term capital gain distribution.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				79

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP plc (November 2010May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020); and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	79	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	80

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015) Chairman, Opus Capital Group (1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	80

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	79	Director of NVR, Inc. (home construction).

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	80	Director, Rubicon Investment (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the fixed Income Sub-Committee of the Investment committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				79	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	80	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Boards since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	79	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2020) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 1633 Broadway New York, NY 10019 Birth Year: 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

30

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2021 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGCNPANN
3386870 EXP 02.28.22

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Concentrated Real Estate Portfolio

Annual Report

December 31, 2020

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	22
Liquidity Risk Management Program	23
Federal Tax Notice	24
Privacy Notice	25
Director and Officer Information	28

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Global Concentrated Real Estate Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2021

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Expense Example (unaudited)

Global Concentrated Real Estate Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Actual Ending Account Value 12/31/20	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Concentrated Real Estate Portfolio Class I	$1,000.00	$1,164.40	$1,020.36	$5.17	$4.82	0.95%
Global Concentrated Real Estate Portfolio Class A	1,000.00	1,162.30	1,018.60	7.07	6.60	1.30
Global Concentrated Real Estate Portfolio Class C	1,000.00	1,156.30	1,014.83	11.11	10.38	2.05
Global Concentrated Real Estate Portfolio Class IS	1,000.00	1,164.90	1,020.61	4.90	4.57	0.90

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited)

Global Concentrated Real Estate Portfolio

The Fund seeks to provide current income and long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2020, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –21.64%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the FTSE EPRA Nareit Developed Real Estate Net Total Return Index (the "Index"), which returned –9.04%.

Factors Affecting Performance

•  Global real estate securities declined 9.0% during the 12-month period ending December 31, 2020, as measured by the Index, as the impacts of COVID-19 and the widespread economic and social shutdowns experienced worldwide disproportionately impacted fundamentals for the property sector. After a sharp decline in the first quarter of 2020 following the initial outbreak and spread of COVID-19, the sector posted gains for the remainder of the year, as markets responded positively to fiscal and monetary stimulus policies. Importantly, real estate posted strong gains in the fourth quarter of 2020, after a strong rally in November on news that the Pfizer-BioNTech and Moderna vaccines were over 90% effective in preventing COVID-19.

•  The largest declines for the year from a sector perspective were experienced in the retail, hotel and office property sectors.

•  Retail real estate experienced a pullback for the year given the direct impact social distancing and quarantining measures have had on earnings. The retail sector underperformed as London (declined 39.2%), Continental Europe (declined 39.0%) and U.S. retail assets (–37.4% for U.S. malls and –27.8% U.S. shopping centers) posted losses for the full year.i The temporary closure of a significant faction of retail real estate impaired cash rent collections. Additionally, the strain that the pandemic has placed on retail tenants has called into question the solvency of such tenants going forward, leading to greater uncertainty in cash flow projections for retail landlords.

•  The Fund's security selection and overweight allocation to U.S. malls, security selection in the U.K. Majors and overweight to Continental European retail detracted from performance for the year. However, the underweight to U.S. shopping centers overall, coupled with positive security selection, contributed to performance for the Fund.

•  Global offices also underperformed for the year, as growing uncertainty regarding the potential structural impact of the work-from-home theme impacted the sector. For the full-year period, U.S. primary central business district (CBD) offices declined 22.0%, London offices declined 20.5% and U.S. secondary CBD/suburban offices declined 14.8%.(i) Despite this increased uncertainty, office companies have continued to have high rent collections and limited tenant bankruptcies. Additionally, despite low utilization of office space in much of the U.S. and Europe, it is noteworthy that in Northern Asia, where the health crisis is currently deemed to be more under control, the labor force has mostly returned to the workplace and the office market is not facing as intense scrutiny with regard to the structural impact from the work-from-home theme.

•  The Fund's overweight allocation to primary CBD office within the U.S. was the largest detractor from performance, as was stock selection in this segment.

•  Hotel stocks in the U.S. underperformed for the year (–25.9%) due to a significant decline in demand stemming from a pullback in both business and leisure travel as a result of the pandemic.i Despite this headwind, the Fund's positions in select hotel companies modestly contributed to performance.

•  German residential, U.S. data centers and U.S. industrial were top performers over the course of the year, returning 35.7%, 18.1% and 13.4%, respectively.(i) Within Germany, investors were drawn to the defensive characteristics displayed by the residential landlords, as the pandemic had little impact on rental levels, occupancy rates and rent collections. Within the U.S., both data centers and industrial benefited from increased demand as a result of COVID-19 stemming from the increased

(i)  Returns provided are a sub-segment of the FTSE EPRA Nareit Developed Index. Data as of December 31, 2020.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

Global Concentrated Real Estate Portfolio

need for digital infrastructure and e-commerce fulfillment.

•  The underweight in German residential detracted from relative performance. Despite an underweight position in the U.S. industrial sector detracting from the Fund's performance, favorable security selection was additive for the year.

Management Strategies

•  While real estate securities posted a negative return for the year, recent market strength in the asset class is supported by a number of macro and fundamental factors, including monetary stimulus, vaccine discovery and clarity on the timeline for successful vaccine dissemination, and the reopening of economies and related positive demand impacts for sectors across real estate. Additionally, we believe the relative valuation of real estate securities is attractive compared to investable alternatives including the broader equity market, fixed income and direct property investment.

•  For these reasons, we have a favorable outlook for real estate over the next year, however, continue to believe active management with a keen focus on relative value is important.

*  Minimum Investment for Class I shares

**  Commenced Operations on June 18, 2018.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the FTSE EPRA Nareit Developed Real Estate Net Total Return Index(1) and the Lipper Global Real Estate Funds Index(2)

	Period Ended December 31, 2020 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	–21.64%	—	—	–8.23%
Fund — Class A Shares w/o sales charges(4)	–21.90	—	—	–8.55
Fund — Class A Shares with maximum 5.25% sales charges(4)	–26.03	—	—	–10.46
Fund — Class C Shares w/o sales charges(4)	–22.55	—	—	–9.27
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	–23.31	—	—	–9.27
Fund — Class IS Shares w/o sales charges(4)	–21.60	—	—	–8.19
FTSE EPRA Nareit Developed Real Estate Net Total Return Index	–9.04	—	—	2.07
Lipper Global Real Estate Funds Index	–5.16	—	—	3.83

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The FTSE EPRA Nareit Developed Real Estate Net Total Return Index is a market capitalization weighted index designed to reflect the stock performance of companies engaged in the North American, European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Real Estate Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Real Estate Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Global Real Estate Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on June 18, 2018.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments

Global Concentrated Real Estate Portfolio

	Shares	Value (000)
Common Stocks (95.8%)
Australia (1.9%)
Dexus REIT	5,187	$38
GPT Group (The) REIT	5,159	18
Scentre Group REIT	8,526	18
		74
Canada (0.3%)
RioCan Real Estate Investment Trust REIT	838	11
China (0.4%)
China Overseas Land & Investment Ltd. (a)	1,444	3
China Resources Land Ltd. (a)	3,282	14
China Resources Mixc Lifestyle Services Ltd. (a)(b)	25	—	@
		17
Finland (0.4%)
Citycon Oyj (c)	1,361	13
France (6.3%)
Gecina SA REIT	631	98
ICADE REIT	33	3
Klepierre SA REIT (c)	4,786	108
Mercialys SA REIT	3,915	34
		243
Germany (2.7%)
Deutsche Wohnen SE	1,971	105
Hong Kong (11.2%)
CK Asset Holdings Ltd.	1,935	10
Hongkong Land Holdings Ltd.	31,940	132
Link REIT	5,097	46
New World Development Co. Ltd.	2,511	12
Sino Land Co., Ltd.	10,338	13
Sun Hung Kai Properties Ltd.	7,182	92
Swire Properties Ltd.	25,456	74
Wharf Real Estate Investment Co., Ltd.	9,733	51
		430
Ireland (0.8%)
Hibernia REIT PLC	22,555	32
Japan (8.4%)
GLP J-REIT	1	2
Japan Hotel REIT Investment Corp.	81	42
Mitsubishi Estate Co., Ltd.	6,132	98
Mitsui Fudosan Co., Ltd.	4,313	90
Nippon Building Fund, Inc. REIT	10	58
Sumitomo Realty & Development Co., Ltd.	1,002	31
		321
Netherlands (1.3%)
Eurocommercial Properties N.V. CVA REIT (b)	2,567	48
Singapore (2.2%)
CapitaLand Ltd.	3,097	8
Mandarin Oriental International Ltd. (b)	42,176	72
UOL Group Ltd.	937	5
		85
	Shares	Value (000)
Spain (2.1%)
Inmobiliaria Colonial Socimi SA REIT	2,332	$23
Merlin Properties Socimi SA REIT	6,160	59
		82
Sweden (0.5%)
Hufvudstaden AB, Class A	1,162	19
United Kingdom (9.7%)
British Land Co., PLC (The) REIT	12,163	81
Derwent London PLC REIT	1,221	52
Great Portland Estates PLC REIT	7,144	65
Hammerson PLC REIT	172,875	59
Land Securities Group PLC REIT	10,516	97
Segro PLC REIT	938	12
St. Modwen Properties PLC	1,003	6
		372
United States (47.6%)
Alexandria Real Estate Equities, Inc. REIT	12	2
American Campus Communities, Inc. REIT	210	9
Apartment Income Corp. REIT (b)	124	5
AvalonBay Communities, Inc. REIT	691	111
Boston Properties, Inc. REIT	1,689	160
Camden Property Trust REIT	303	30
CubeSmart REIT	240	8
DiamondRock Hospitality Co. REIT	156	1
Digital Realty Trust, Inc. REIT	164	23
Equity Residential REIT	1,933	115
Essex Property Trust, Inc. REIT	93	22
Federal Realty Investment Trust REIT	188	16
Healthcare Realty Trust, Inc. REIT	552	16
Healthpeak Properties, Inc. REIT	64	2
Host Hotels & Resorts, Inc. REIT	5,389	79
Hudson Pacific Properties, Inc. REIT	2,163	52
Invitation Homes, Inc. REIT	1,491	44
JBG SMITH Properties REIT	783	24
Kimco Realty Corp. REIT	1,280	19
Life Storage, Inc. REIT	242	29
Mack-Cali Realty Corp. REIT	2,943	37
Mid-America Apartment Communities, Inc. REIT	117	15
Paramount Group, Inc. REIT	1,826	16
ProLogis, Inc. REIT	2,319	231
Public Storage REIT	157	36
QTS Realty Trust, Inc., Class A REIT	64	4
Regency Centers Corp. REIT	1,239	56
RLJ Lodging Trust REIT	2,560	36
Simon Property Group, Inc. REIT	1,779	152
SITE Centers Corp. REIT	459	5
SL Green Realty Corp. REIT	3,454	206
Sunstone Hotel Investors, Inc. REIT	5,183	59
Ventas, Inc. REIT	1,084	53
Vornado Realty Trust REIT	2,779	104
Weingarten Realty Investors REIT	2,206	48
		1,825
Total Common Stocks (Cost $4,294)		3,677

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments (cont'd)

Global Concentrated Real Estate Portfolio

	Shares	Value (000)
Short-Term Investments (9.4%)
Securities held as Collateral on Loaned Securities (3.0%)
Investment Company (2.6%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	97,306	$97
	Face Amount	(000)
Repurchase Agreements (0.4%)
Barclays Capital, Inc. (0.05%, dated 12/31/20, due 1/4/21; proceeds $3; fully collateralized by a U.S. Government obligation; 1.63% due 11/15/22; valued at $3)	$3	3
HSBC Securities USA, Inc. (0.05%, dated 12/31/20, due 1/4/21; proceeds $12; fully collateralized by a U.S. Government obligation; 0.15% due 10/31/22; valued at $12)	12	12
Merrill Lynch & Co., Inc. (0.06%, 12/31/20, due 1/4/21; proceeds $1; fully collateralized by a U.S. Government obligation; 2.50% due 5/15/46; valued at $1)	1	1
		16
Total Securities held as Collateral on Loaned Securities (Cost $113)		113
	Shares
Investment Company (6.4%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $245)	245,485	245
Total Short-Term Investments (Cost $358)		358
Total Investments (105.2%) (Cost $4,652) Including $118 of Securities Loaned (d)(e)		4,035
Liabilities in Excess of Other Assets (–5.2%)		(198)
Net Assets (100.0%)		$3,837

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Security trades on the Hong Kong exchange.

(b)  Non-income producing security.

(c)  All or a portion of this security was on loan at December 31, 2020.

(d)  The approximate fair value and percentage of net assets, $1,841,000 and 48.0%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(e)  At December 31, 2020, the aggregate cost for federal income tax purposes is approximately $4,709,000. The aggregate gross unrealized appreciation is approximately $157,000 and the aggregate gross unrealized depreciation is approximately $831,000, resulting in net unrealized depreciation of approximately $674,000.

@  Value is less than $500.

CVA  Certificaten Van Aandelen.

REIT  Real Estate Investment Trust.

Portfolio Composition*

Classification	Percentage of Total Investments
Diversified	26.5%
Office	22.2
Retail	16.1
Residential	11.7
Lodging/Resorts	7.4
Industrial	6.2
Short-Term Investments	6.2
Other**	3.7
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2020.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Global Concentrated Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2020 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $4,310)	$3,693
Investment in Security of Affiliated Issuer, at Value (Cost $342)	342
Total Investments in Securities, at Value (Cost $4,652)	4,035
Foreign Currency, at Value (Cost $7)	7
Due from Adviser	55
Dividends Receivable	19
Tax Reclaim Receivable	5
Receivable from Affiliate	—	@
Receivable from Securities Lending Income	—	@
Other Assets	24
Total Assets	4,145
Liabilities:
Payable for Investments Purchased	161
Collateral on Securities Loaned, at Value	113
Payable for Professional Fees	16
Payable for Custodian Fees	8
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Administration Fees	—	@
Other Liabilities	10
Total Liabilities	308
Net Assets	$3,837
Net Assets Consist of:
Paid-in-Capital	$5,133
Total Accumulated Loss	(1,296)
Net Assets	$3,837
CLASS I:
Net Assets	$3,813
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	522,638
Net Asset Value, Offering and Redemption Price Per Share	$7.30
CLASS A:
Net Assets	$8
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,045
Net Asset Value, Redemption Price Per Share	$7.30
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.40
Maximum Offering Price Per Share	$7.70
CLASS C:
Net Assets	$8
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,029
Net Asset Value, Offering and Redemption Price Per Share	$7.29
CLASS IS:
Net Assets	$8
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,052
Net Asset Value, Offering and Redemption Price Per Share	$7.30
(1) Including: Securities on Loan, at Value:	$118

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Global Concentrated Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2020 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $4 of Foreign Taxes Withheld)	$120
Dividends from Security of Affiliated Issuer (Note G)	1
Income from Securities Loaned — Net	— @
Total Investment Income	121
Expenses:
Professional Fees	112
Registration Fees	50
Advisory Fees (Note B)	27
Custodian Fees (Note F)	27
Shareholder Reporting Fees	12
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Pricing Fees	5
Directors' Fees and Expenses	4
Administration Fees (Note C)	3
Shareholder Services Fees — Class A (Note D)	— @
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Other Expenses	19
Total Expenses	267
Expenses Reimbursed by Adviser (Note B)	(200)
Waiver of Advisory Fees (Note B)	(27)
Reimbursement of Class Specific Expenses — Class I (Note B)	(— @)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(— @)
Net Expenses	34
Net Investment Income	87
Realized Loss:
Investments Sold	(645)
Foreign Currency Translation	(— @)
Net Realized Loss	(645)
Change in Unrealized Appreciation (Depreciation):
Investments	(502)
Foreign Currency Translation	1
Net Change in Unrealized Appreciation (Depreciation)	(501)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(1,146)
Net Decrease in Net Assets Resulting from Operations	$(1,059)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Global Concentrated Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2020 (000)		Year Ended December 31, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$87		$77
Net Realized Gain (Loss)	(645)		53
Net Change in Unrealized Appreciation (Depreciation)	(501)		443
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,059)		573
Dividends and Distributions to Shareholders:
Class I	(67)		(154)
Class A	(—	@)	(—	@)
Class C	(—	@)	(—	@)
Class IS	(—	@)	(—	@)
Total Dividends and Distributions to Shareholders	(67)		(154)
Capital Share Transactions:(1)
Class I:
Distributions Reinvested	67		154
Class A:
Subscribed	1		1
Distributions Reinvested	—	@	—	@
Redeemed	(1)		(—	@)
Class C:
Distributions Reinvested	—	@	—	@
Class IS:
Distributions Reinvested	—	@	—	@
Net Increase in Net Assets Resulting from Capital Share Transactions	67		155
Total Increase (Decrease) in Net Assets	(1,059)		574
Net Assets:
Beginning of Period	4,896		4,322
End of Period	$3,837		$4,896
(1) Capital Share Transactions:
Class I:
Shares Issued on Distributions Reinvested	9		17
Class A:
Shares Subscribed	—	@@	—	@@
Shares Issued on Distributions Reinvested	—	@@	—	@@
Shares Redeemed	(—	@@)	(—	@@)
Net Increase in Class A Shares Outstanding	—	@@	—	@@
Class C:
Shares Issued on Distributions Reinvested	—	@@	—	@@
Class IS:
Shares Issued on Distributions Reinvested	—	@@	—	@@

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Global Concentrated Real Estate Portfolio

	Class I
	Year Ended December 31,				Period from June 18, 2018(1) to
Selected Per Share Data and Ratios	2020		2019		December 31, 2018
Net Asset Value, Beginning of Period	$9.48		$8.64		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.17		0.16		0.23
Net Realized and Unrealized Gain (Loss)	(2.22)		0.99		(1.16)
Total from Investment Operations	(2.05)		1.15		(0.93)
Distributions from and/or in Excess of:
Net Investment Income	(0.13)		(0.31)		(0.29)
Paid-in-Capital	—		—		(0.14)
Total Distributions	(0.13)		(0.31)		(0.43)
Net Asset Value, End of Period	$7.30		$9.48		$8.64
Total Return(3)	(21.64)%		13.38%		(9.49	)%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,813		$4,866		$4,295
Ratio of Expenses Before Expense Limitation	7.26%		6.15%		8.58	%(7)
Ratio of Expenses After Expense Limitation	0.95	%(4)	0.94	%(4)	0.94	%(4)(7)
Ratio of Net Investment Income	2.41	%(4)	1.67	%(4)	4.42	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)(7)
Portfolio Turnover Rate	31%		21%		19	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.
The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Global Concentrated Real Estate Portfolio

	Class A
	Year Ended December 31,				Period from June 18, 2018(1) to
Selected Per Share Data and Ratios	2020		2019		December 31, 2018
Net Asset Value, Beginning of Period	$9.48		$8.65		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.14		0.12		0.21
Net Realized and Unrealized Gain (Loss)	(2.22)		0.99		(1.15)
Total from Investment Operations	(2.08)		1.11		(0.94)
Distributions from and/or in Excess of:
Net Investment Income	(0.10)		(0.28)		(0.27)
Paid-in-Capital	—		—		(0.14)
Total Distributions	(0.10)		(0.28)		(0.41)
Net Asset Value, End of Period	$7.30		$9.48		$8.65
Total Return(3)	(21.90)%		12.85%		(9.57	)%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$8		$10		$9
Ratio of Expenses Before Expense Limitation	35.01%		26.09%		26.73	%(7)
Ratio of Expenses After Expense Limitation	1.30	%(4)	1.30	%(4)	1.30	%(4)(7)
Ratio of Net Investment Income	2.08	%(4)	1.31	%(4)	4.06	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)(7)
Portfolio Turnover Rate	31%		21%		19	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Global Concentrated Real Estate Portfolio

	Class C
	Year Ended December 31,				Period from June 18, 2018(1) to
Selected Per Share Data and Ratios	2020		2019		December 31, 2018
Net Asset Value, Beginning of Period	$9.48		$8.65		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.09		0.05		0.17
Net Realized and Unrealized Gain (Loss)	(2.23)		0.98		(1.15)
Total from Investment Operations	(2.14)		1.03		(0.98)
Distributions from and/or in Excess of:
Net Investment Income	(0.05)		(0.20)		(0.23)
Paid-in-Capital	—		—		(0.14)
Total Distributions	(0.05)		(0.20)		(0.37)
Net Asset Value, End of Period	$7.29		$9.48		$8.65
Total Return(3)	(22.55)%		12.01%		(9.94	)%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$8		$10		$9
Ratio of Expenses Before Expense Limitation	36.87%		26.91%		27.50	%(7)
Ratio of Expenses After Expense Limitation	2.05	%(4)	2.05	%(4)	2.05	%(4)(7)
Ratio of Net Investment Income	1.31	%(4)	0.55	%(4)	3.30	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)(7)
Portfolio Turnover Rate	31%		21%		19	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Global Concentrated Real Estate Portfolio

	Class IS
	Year Ended December 31,				Period from June 18, 2018(1) to
Selected Per Share Data and Ratios	2020		2019		December 31, 2018
Net Asset Value, Beginning of Period	$9.48		$8.64		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.17		0.16		0.23
Net Realized and Unrealized Gain (Loss)	(2.22)		0.99		(1.16)
Total from Investment Operations	(2.05)		1.15		(0.93)
Distributions from and/or in Excess of:
Net Investment Income	(0.13)		(0.31)		(0.29)
Paid-in-Capital	—		—		(0.14)
Total Distributions	(0.13)		(0.31)		(0.43)
Net Asset Value, End of Period	$7.30		$9.48		$8.64
Total Return(3)	(21.60)%		13.43%		(9.47	)%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$8		$10		$9
Ratio of Expenses Before Expense Limitation	34.53%		25.85%		26.46	%(7)
Ratio of Expenses After Expense Limitation	0.90	%(4)	0.90	%(4)	0.90	%(4)(7)
Ratio of Net Investment Income	2.46	%(4)	1.71	%(4)	4.45	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)(7)
Portfolio Turnover Rate	31%		21%		19	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-one separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Concentrated Real Estate Portfolio. The Fund seeks to provide current income and long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The Fund invests a significant portion of its assets in securities of real estate investment trusts ("REITs"). The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Fund.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Diversified	$192	$846	$—	$1,038
Health Care	71	—	—	71
Industrial	231	14	—	245
Lodging/Resorts	175	114	—	289
Office	436	433	—	869
Residential	351	108	—	459
Retail	307	326	—	633
Self Storage	73	—	—	73
Total Common Stocks	1,836	1,841	—	3,677
Short-Term Investments
Investment Company	342	—	—	342
Repurchase Agreements	—	16	—	16
Total Short-Term Investments	342	16	—	358
Total Assets	$2,178	$1,857	$—	$4,035

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2020:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$118	(a)	$—	$(118	)(b)(c)	$0

(a) Represents market value of loaned securities at year end.

(b) The Fund received cash collateral of approximately $113,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $14,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2020:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$113	$—	$—	$—	$113
Total Borrowings	$113	$—	$—	$—	$113
Gross amount of recognized liabilities for securities lending transactions					$113

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $2 billion	Over $2 billion
0.75%	0.70%

For the year ended December 31, 2020, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.95% for Class I shares, 1.30% for Class A shares, 2.05% for Class C shares and 0.90% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time that the Directors act to discontinue all or a portion of such waivers or reimbursements when they deem such action is appropriate. For the year ended December 31, 2020, approximately $27,000 of advisory fees were waived and approximately $206,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2020, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $1,271,000 and $1,087,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2020.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2020, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2020 is as follows:

Affiliated Investment Company	Value December 31, 2019 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$231	$863	$752	$1
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2020 (000)
Liquidity Funds	$—	$—	$342

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2020, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the three-year period ended December 31, 2020 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2020 and 2019 was as follows:

2020 Distributions Paid From:			2019 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)		Ordinary Income (000)	Long-Term Capital Gain (000)
$67	$—	@	$149	$5

@ Amount is less that $500.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2020.

At December 31, 2020, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$30	$—

At December 31, 2020, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $13,000 and $618,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2020, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2020, the Fund did not have record owners of 10% or greater.

K. Market Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Concentrated Real Estate Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Concentrated Real Estate Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the period from June 18, 2018 (commencement of operations) through December 31, 2018 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Concentrated Real Estate Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended and the period from June 18, 2018 (commencement of operations) through December 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2021

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2020.

The Fund designated and paid approximately $200 as a long-term capital gain distribution. In addition, the Fund designated approximately $26,000 of its distributions paid as qualified business income.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2020. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $21,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				79

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020); and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	79	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	80

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015) Chairman, Opus Capital Group (1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	80

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	79	Director of NVR, Inc. (home construction).

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	80	Director, Rubicon Investment (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the fixed Income Sub-Committee of the Investment committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				79	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	80	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Boards since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	79	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2020) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 1633 Broadway New York, NY 10019 Birth Year: 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

32

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2021 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGLCONREANN
3386871 EXP 02.28.22

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Core Portfolio

Annual Report

December 31, 2020

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	21
Liquidity Risk Management Program	22
Privacy Notice	23
Director and Officer Information	26

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Global Core Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2021

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Expense Example (unaudited)

Global Core Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Actual Ending Account Value 12/31/20	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Core Portfolio Class I	$1,000.00	$1,278.20	$1,020.21	$5.61	$4.98	0.98%
Global Core Portfolio Class A	1,000.00	1,276.70	1,018.35	7.73	6.85	1.35
Global Core Portfolio Class C	1,000.00	1,271.50	1,014.58	11.99	10.63	2.10
Global Core Portfolio Class IS	1,000.00	1,279.00	1,020.36	5.44	4.82	0.95

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited)

Global Core Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2020, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 21.23%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI World Net Index (the "Index"), which returned 15.90%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  The Fund returned strong performance on both an absolute and relative basis in 2020.

•  For the duration of 2020, the Fund held both growth and value stocks, with some exposure to more defensive bond proxy stocks in terms of utilities and real estate investment trusts (REITs) to help mitigate market volatility. This positioning contributed to performance.

•  Early year expectations were for a market that would respond positively to easy earnings comparisons, a strengthening U.S. housing market, combined accommodative U.S. Federal Reserve and European Central Bank stimulus policy, historically low unemployment, overly negative investor sentiment and potential resolution to the U.S. versus China trade dispute. However, a global government-induced economic shutdown to mitigate the spread of COVID-19 quickly tipped the economy into recession and pushed equities into bear market territory. As the markets dropped in the last days of the first quarter of 2020 prior to beginning their remarkable recovery, the more volatile, cyclical value stocks in the portfolio were even more greatly impacted than the growth stocks in the portfolio. These value stocks were historically inexpensive with strong balance sheets, providing potential for strong upside in a market recovery, hence the decision to maintain weighting in these names.

•  As the recovery progressed, growth stocks, and secular growth stocks in particular, appreciated to become extraordinarily expensive relative to their history, approaching valuation levels they last achieved prior to the 2000 dot-com bust, implying unreasonably high expectations. To mitigate the associated risk, the allocation increased to cyclical value stocks, which were more greatly impacted in the first quarter drawdown and priced at similarly low historic valuation levels, a magnitude last seen in 2008. The resultant positioning served us well. Value cyclical stocks performed strongly, especially in the fourth quarter of 2020, with both growth and value stocks contributing positively to performance for the full year.

•  From a geographic standpoint, regional positioning positively contributed to performance in 2020. Being underweight and remaining more defensive in the European region and maintaining no weight in Japan were favorable decisions that positively contributed to performance.

•  With valuations versus their U.S. technology peers at extreme lows, Asia technology was the largest overweight in the portfolio in 2020. Asia technology positions as a group significantly contributed to performance for the year. The recent depreciation of the dollar versus Asia ex-Japan currencies has provided added reason to hold Asia ex-Japan exposure entering 2021.

•  The Fund's consistent lack of allocation to Japan in 2020 contributed somewhat to performance. Not only do we struggle quantitatively to find factors that have persistence, but we also struggle to find specific stocks that persistently outperform. This poses a longer-term risk, and the team remains negative on the region.

•  Entering 2021, the portfolio holds about 40% growth and 60% value/core stocks in the U.S., including some exposure to more defensive bond proxy stocks in terms of utilities and REITs to help mitigate market volatility. From a geographic standpoint, the portfolio is underweight North America, overweight Asia ex-Japan and underweight Europe versus the benchmark while maintaining no weighting in Japan.

•  Within stock selection, the largest detractors were an airline manufacturing and services company based in Europe impacted by pandemic-induced

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

Global Core Portfolio

consequences, a U.S. global bank weighed down by concerns regarding slower loan growth and macro headwinds, and a U.K.-based beer and spirits company impacted by reduction in on-premise consumption of alcoholic beverages.

•  The Fund benefited the most from technology stocks: a U.S.-based communication and mobile device company, a Taiwan-based semiconductor manufacturer and a China-based internet company. Other top contributors to performance for the period were a U.S.-based designer athletic apparel manufacturer and retailer and a U.S.-based maker of science and medical diagnostics.

Management Strategies

•  There have been no changes to our investment process during the period. Applied Equity Advisors' investment process is comprised of two parts: a Factor Timing Engine and a Stock Selection Engine. The first step, the Factor Timing Engine, takes into account not only what market factors or areas of the market are in leadership, but also how much momentum a particular factor has, whether that factor is cheap or expensive, and whether the timing is right to be tilted toward that factor. The timing decision comes down to the team's judgment and our combined decades of experience in factor investing. With regard to the Factor Timing Engine, investing in a particular area of the market that shows cheap historical valuation levels may not appear to be advantageous at first, but if chosen correctly, sticking with that investment often proves to be successful over the longer term. The Stock Selection Engine begins its work once the desired factor positioning is understood. There are three steps to the Stock Selection Engine: 1. regression analysis to determine the drivers of a particular stock's price performance; 2. Sustainability Analysis; and 3. further evaluation of the company fundamentals. The result is a highly active portfolio of fundamentally attractive stocks which the team believes could benefit from what we have identified to be quantitative investment styles likely to outperform in each region.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

Global Core Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on May 27, 2016.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI World Net Index(1), the Lipper Global Large-Cap Growth Funds Index(2) and the Lipper Global Large-Cap Core Funds Index(3)

	Period Ended December 31, 2020 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Fund — Class I Shares w/o sales charges(5)	21.23%	—	—	11.44%
Fund — Class A Shares w/o sales charges(5)	20.88	—	—	11.03
Fund — Class A Shares with maximum 5.25% sales charges(5)	14.53	—	—	9.75
Fund — Class C Shares w/o sales charges(5)	19.89	—	—	10.20
Fund — Class C Shares with maximum 1.00% deferred sales charges(5)	18.89	—	—	10.20
Fund — Class IS Shares w/o sales charges(5)	21.40	—	—	11.49
MSCI World Net Index	15.90	—	—	12.89
Lipper Global Large-Cap Growth Funds Index	27.24	—	—	16.84
Lipper Global Large-Cap Core Funds Index	13.84	—-	—-	12.11

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI World Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Net Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Global Large-Cap Growth Funds classification. The Funds' Lipper category changed from Lipper Global Large-Cap Core Funds to Lipper Global Large-Cap Growth Funds.

(3)  The Lipper Global Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index.

(4)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(5)  Commenced operations on May 27, 2016.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments

Global Core Portfolio

	Shares	Value (000)
Common Stocks (98.7%)
Canada (1.4%)
Franco-Nevada Corp.	1,579	$198
China (12.1%)
Alibaba Group Holding Ltd. ADR (a)	2,903	676
NetEase, Inc. ADR	2,473	237
Tencent Holdings Ltd. ADR	10,419	749
		1,662
France (4.1%)
LVMH Moet Hennessy Louis Vuitton SE	898	562
India (3.4%)
HDFC Bank Ltd. ADR (a)	6,491	469
Ireland (1.6%)
CRH PLC ADR	5,153	219
Italy (3.8%)
Ferrari N.V.	2,298	528
Japan (1.5%)
Nippon Telegraph & Telephone Corp. ADR	8,262	212
Singapore (1.2%)
Sea Ltd. ADR (a)	821	163
Taiwan (4.7%)
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	5,929	647
United Kingdom (7.8%)
Diageo PLC ADR	2,218	352
Experian PLC ADR	5,495	209
London Stock Exchange Group PLC	2,704	334
Ryanair Holdings PLC ADR (a)	1,541	169
		1,064
United States (57.1%)
Adobe, Inc. (a)	332	166
Ameriprise Financial, Inc.	1,592	309
Apple, Inc.	7,180	953
Chevron Corp.	939	79
Cigna Corp.	847	176
Comcast Corp., Class A	2,194	115
Danaher Corp.	1,857	413
Estee Lauder Cos., Inc. (The), Class A	1,298	346
Euronet Worldwide, Inc. (a)	327	47
First Republic Bank	2,636	387
Fortune Brands Home & Security, Inc.	2,079	178
JPMorgan Chase & Co.	2,786	354
Lennar Corp., Class A	2,814	215
Lululemon Athletica, Inc. (a)	1,268	441
Mastercard, Inc., Class A	2,104	751
McDonald's Corp.	1,240	266
MGM Resorts International	6,247	197
Microsoft Corp.	3,492	777
NextEra Energy, Inc.	4,698	362
Planet Fitness, Inc., Class A (a)	530	41
STORE Capital Corp. REIT	13,642	464
SVB Financial Group (a)	925	359
	Shares	Value (000)
Target Corp.	742	$131
United Rentals, Inc. (a)	660	153
Veeva Systems, Inc., Class A (a)	572	156
		7,836
Total Common Stocks (Cost $8,400)		13,560
Short-Term Investment (1.7%)
Investment Company (1.7%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $229)	229,380	229
Total Investments (100.4%) (Cost $8,629) (b)(c)		13,789
Liabilities in Excess of Other Assets (–0.4%)		(57)
Net Assets (100.0%)		$13,732

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  The approximate fair value and percentage of net assets, $896,000 and 6.5%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(c)  At December 31, 2020, the aggregate cost for federal income tax purposes is approximately $8,660,000. The aggregate gross unrealized appreciation is approximately $5,156,000 and the aggregate gross unrealized depreciation is approximately $27,000, resulting in net unrealized appreciation of approximately $5,129,000.

ADR  American Depositary Receipt.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	56.4%
Banks	11.4
Textiles, Apparel & Luxury Goods	7.3
Tech Hardware, Storage & Peripherals	6.9
Software	6.8
Information Technology Services	5.8
Interactive Media & Services	5.4
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Global Core Portfolio

Statement of Assets and Liabilities	December 31, 2020 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $8,400)	$13,560
Investment in Security of Affiliated Issuer, at Value (Cost $229)	229
Total Investments in Securities, at Value (Cost $8,629)	13,789
Foreign Currency, at Value (Cost —@)	—	@
Receivable for Investments Sold	102
Due from Adviser	34
Dividends Receivable	7
Tax Reclaim Receivable	3
Receivable from Affiliate	—	@
Other Assets	24
Total Assets	13,959
Liabilities:
Payable for Investments Purchased	199
Payable for Professional Fees	14
Payable for Custodian Fees	2
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	2
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Fund Shares Redeemed	1
Payable for Administration Fees	1
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Other Liabilities	7
Total Liabilities	227
Net Assets	$13,732
Net Assets Consist of:
Paid-in-Capital	$8,804
Total Distributable Earnings	4,928
Net Assets	$13,732
CLASS I:
Net Assets	$9,849
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	615,870
Net Asset Value, Offering and Redemption Price Per Share	$15.99
CLASS A:
Net Assets	$1,869
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	117,446
Net Asset Value, Redemption Price Per Share	$15.92
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.88
Maximum Offering Price Per Share	$16.80
CLASS C:
Net Assets	$1,998
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	128,482
Net Asset Value, Offering and Redemption Price Per Share	$15.55
CLASS IS:
Net Assets	$16
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,008
Net Asset Value, Offering and Redemption Price Per Share	$15.99

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Global Core Portfolio

Statement of Operations	Year Ended December 31, 2020 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $4 of Foreign Taxes Withheld)	$128
Dividends from Security of Affiliated Issuer (Note G)	— @
Total Investment Income	128
Expenses:
Professional Fees	114
Advisory Fees (Note B)	82
Registration Fees	55
Shareholder Reporting Fees	32
Shareholder Services Fees — Class A (Note D)	4
Distribution and Shareholder Services Fees — Class C (Note D)	15
Administration Fees (Note C)	9
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Custodian Fees (Note F)	6
Directors' Fees and Expenses	4
Pricing Fees	3
Sub Transfer Agency Fees — Class I	1
Sub Transfer Agency Fees — Class A	1
Sub Transfer Agency Fees — Class C	1
Other Expenses	13
Total Expenses	348
Expenses Reimbursed by Adviser (Note B)	(131)
Waiver of Advisory Fees (Note B)	(82)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(— @)
Net Expenses	131
Net Investment Loss	(3)
Realized Gain:
Investments Sold	68
Foreign Currency Translation	— @
Net Realized Gain	68
Change in Unrealized Appreciation (Depreciation):
Investments	2,053
Foreign Currency Translation	(— @)
Net Change in Unrealized Appreciation (Depreciation)	2,053
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	2,121
Net Increase in Net Assets Resulting from Operations	$2,118

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Global Core Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2020 (000)	Year Ended December 31, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(3)	$42
Net Realized Gain	68	54
Net Change in Unrealized Appreciation (Depreciation)	2,053	2,613
Net Increase in Net Assets Resulting from Operations	2,118	2,709
Dividends and Distributions to Shareholders:
Class I	—	(57)
Class A	—	(9)
Class IS	—	(— @)
Paid-in-Capital:
Class I	—	(3)
Class A	—	(1)
Class IS	—	(— @)
Total Dividends and Distributions to Shareholders	—	(70)
Capital Share Transactions:(1)
Class I:
Subscribed	989	342
Distributions Reinvested	—	60
Redeemed	(793)	(821)
Class A:
Subscribed	277	1,100
Distributions Reinvested	—	10
Redeemed	(918)	(688)
Class C:
Subscribed	371	135
Redeemed	(116)	(352)
Class IS:
Distributions Reinvested	—	— @
Net Decrease in Net Assets Resulting from Capital Share Transactions	(190)	(214)
Total Increase in Net Assets	1,928	2,425
Net Assets:
Beginning of Period	11,804	9,379
End of Period	$13,732	$11,804
(1) Capital Share Transactions:
Class I:
Shares Subscribed	66	27
Shares Issued on Distributions Reinvested	—	5
Shares Redeemed	(69)	(77)
Net Decrease in Class I Shares Outstanding	(3)	(45)
Class A:
Shares Subscribed	21	95
Shares Issued on Distributions Reinvested	—	1
Shares Redeemed	(69)	(60)
Net Increase (Decrease) in Class A Shares Outstanding	(48)	36
Class C:
Shares Subscribed	26	12
Shares Redeemed	(9)	(31)
Net Increase (Decrease) in Class C Shares Outstanding	17	(19)
Class IS:
Shares Issued on Distributions Reinvested	—	— @@

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Global Core Portfolio

	Class I
	Year Ended December 31,								Period from May 27, 2016(1) to
Selected Per Share Data and Ratios	2020		2019		2018		2017		December 31, 2016
Net Asset Value, Beginning of Period	$13.19		$10.15		$12.20		$10.03		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.02		0.07		0.12		0.07		0.05
Net Realized and Unrealized Gain (Loss)	2.78		3.07		(2.09)		2.16		0.06
Total from Investment Operations	2.80		3.14		(1.97)		2.23		0.11
Distributions from and/or in Excess of:
Net Investment Income	—		(0.09)		(0.08)		(0.06)		(0.08)
Paid-in-Capital	—		(0.01)		—		(0.00	)(3)	—
Total Distributions	—		(0.10)		(0.08)		(0.06)		(0.08)
Net Asset Value, End of Period	$15.99		$13.19		$10.15		$12.20		$10.03
Total Return(4)	21.23%		30.96%		(16.15)%		22.27%		1.08	%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$9,849		$8,157		$6,738		$10,398		$6,517
Ratio of Expenses Before Expense Limitation	2.93%		2.73%		2.53%		2.89%		3.73	%(8)
Ratio of Expenses After Expense Limitation	0.99	%(5)	0.98	%(5)	1.00	%(5)	0.97	%(5)	0.98	%(5)(8)
Ratio of Net Investment Income	0.18	%(5)	0.61	%(5)	0.97	%(5)	0.64	%(5)	0.82	%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.01	%(8)
Portfolio Turnover Rate	30%		61%		50%		41%		22	%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Global Core Portfolio

	Class A
	Year Ended December 31,								Period from May 27, 2016(1) to
Selected Per Share Data and Ratios	2020		2019		2018		2017		December 31, 2016
Net Asset Value, Beginning of Period	$13.17		$10.15		$12.18		$10.02		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.02)		0.03		0.07		0.03		0.02
Net Realized and Unrealized Gain (Loss)	2.77		3.05		(2.07)		2.15		0.06
Total from Investment Operations	2.75		3.08		(2.00)		2.18		0.08
Distributions from and/or in Excess of:
Net Investment Income	—		(0.05)		(0.03)		(0.02)		(0.06)
Paid-in-Capital	—		(0.01)		—		(0.00	)(3)	—
Total Distributions	—		(0.06)		(0.03)		(0.02)		(0.06)
Net Asset Value, End of Period	$15.92		$13.17		$10.15		$12.18		$10.02
Total Return(4)	20.88%		30.36%		(16.41)%		21.82%		0.83	%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,869		$2,186		$1,320		$1,962		$1,263
Ratio of Expenses Before Expense Limitation	3.32%		3.12%		2.89%		3.36%		4.16	%(8)
Ratio of Expenses After Expense Limitation	1.35	%(5)	1.35	%(5)	1.35	%(5)	1.35	%(5)	1.35	%(5)(8)
Ratio of Net Investment Income (Loss)	(0.18	)%(5)	0.26	%(5)	0.62	%(5)	0.25	%(5)	0.39	%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)(8)
Portfolio Turnover Rate	30%		61%		50%		41%		22	%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Global Core Portfolio

	Class C
	Year Ended December 31,								Period from May 27, 2016(1) to
Selected Per Share Data and Ratios	2020		2019		2018		2017		December 31, 2016
Net Asset Value, Beginning of Period	$12.97		$10.02		$12.08		$10.00		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.12)		(0.05)		(0.01)		(0.06)		(0.02)
Net Realized and Unrealized Gain (Loss)	2.70		3.00		(2.05)		2.15		0.06
Total from Investment Operations	2.58		2.95		(2.06)		2.09		0.04
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.01)		(0.04)
Net Asset Value, End of Period	$15.55		$12.97		$10.02		$12.08		$10.00
Total Return(3)	19.89%		29.44%		(17.05)%		20.92%		0.41	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,998		$1,448		$1,311		$1,246		$901
Ratio of Expenses Before Expense Limitation	4.11%		3.92%		3.66%		4.19%		5.02	%(7)
Ratio of Expenses After Expense Limitation	2.10	%(4)	2.10	%(4)	2.10	%(4)	2.10	%(4)	2.10	%(4)(7)
Ratio of Net Investment Loss	(0.94	)%(4)	(0.45	)%(4)	(0.05	)%(4)	(0.50	)%(4)	(0.36	)%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)(7)
Portfolio Turnover Rate	30%		61%		50%		41%		22	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Global Core Portfolio

	Class IS
	Year Ended December 31,								Period from May 27, 2016(1) to
Selected Per Share Data and Ratios	2020		2019		2018		2017		December 31, 2016
Net Asset Value, Beginning of Period	$13.18		$10.15		$12.20		$10.03		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.03		0.07		0.13		0.07		0.05
Net Realized and Unrealized Gain (Loss)	2.78		3.06		(2.09)		2.17		0.06
Total from Investment Operations	2.81		3.13		(1.96)		2.24		0.11
Distributions from and/or in Excess of:
Net Investment Income	—		(0.09)		(0.09)		(0.07)		(0.08)
Paid-in-Capital	—		(0.01)		—		(0.00	)(3)	—
Total Distributions	—		(0.10)		(0.09)		(0.07)		(0.08)
Net Asset Value, End of Period	$15.99		$13.18		$10.15		$12.20		$10.03
Total Return(4)	21.40%		30.90%		(16.10)%		22.29%		1.10	%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$16		$13		$10		$12		$10
Ratio of Expenses Before Expense Limitation	18.19%		18.98%		19.09%		18.67%		19.70	%(8)
Ratio of Expenses After Expense Limitation	0.95	%(5)	0.95	%(5)	0.95	%(5)	0.95	%(5)	0.95	%(5)(8)
Ratio of Net Investment Income	0.22	%(5)	0.63	%(5)	1.06	%(5)	0.66	%(5)	0.84	%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)(8)
Portfolio Turnover Rate	30%		61%		50%		41%		22	%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-one separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Core Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Airlines	$169	$—	$—	$169
Automobiles	528	—	—	528
Banks	1,569	—	—	1,569
Beverages	352	—	—	352
Building Products	178	—	—	178
Capital Markets	309	334	—	643
Construction Materials	219	—	—	219
Diversified Telecommunication Services	212	—	—	212
Electric Utilities	362	—	—	362
Entertainment	400	—	—	400

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Equity Real Estate Investment Trusts (REITs)	$464	$—	$—	$464
Health Care Equipment & Supplies	413	—	—	413
Health Care Providers & Services	176	—	—	176
Health Care Technology	156	—	—	156
Hotels, Restaurants & Leisure	504	—	—	504
Household Durables	215	—	—	215
Information Technology Services	798	—	—	798
Interactive Media & Services	749	—	—	749
Internet & Direct Marketing Retail	676	—	—	676
Media	115	—	—	115
Metals & Mining	198	—	—	198
Multi-Line Retail	131	—	—	131
Oil, Gas & Consumable Fuels	79	—	—	79
Personal Products	346	—	—	346
Professional Services	209	—	—	209
Semiconductors & Semiconductor Equipment	647	—	—	647
Software	943	—	—	943
Tech Hardware, Storage & Peripherals	953	—	—	953
Textiles, Apparel & Luxury Goods	441	562	—	1,003
Trading Companies & Distributors	153	—	—	153
Total Common Stocks	12,664	896	—	13,560
Short-Term Investment
Investment Company	229	—	—	229
Total Assets	$12,893	$896	$—	$13,789

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign security markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2020, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 2.10% for Class C shares and 0.95% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2020, approximately $82,000 of advisory fees were waived and approximately $135,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2020, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $3,307,000 and $3,565,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2020.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2020, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2020 is as follows:

Affiliated Investment Company	Value December 31, 2019 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$80	$1,791	$1,642	$—	@
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2020 (000)
Liquidity Funds	$—	$—	$229

@ Amount is less than $500.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2020, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2020 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2020 and 2019 was as follows:

2020 Distributions Paid From:		2019 Distributions Paid From:
Ordinary Income (000)	Paid-in- Capital (000)	Ordinary Income (000)	Paid-in- Capital (000)
$—	$—	$66	$4

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2020:

Total Distributable Earnings (000)	Paid-in Capital (000)
$4	$(4)

At December 31, 2020, the Fund had no distributable earnings on a tax basis.

At December 31, 2020, the Fund had available for federal income tax purposes unused short-term capital losses of approximately $169,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2020, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $89,000.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2020, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2020, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 39.1%.

K. Market Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Core Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Core Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and the period from May 27, 2016 (commencement of operations) through December 31, 2016 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Core Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended and the period from May 27, 2016 (commencement of operations) through December 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2021

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				79

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP plc (November 2010May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020); and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	79	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	80

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015) Chairman, Opus Capital Group (1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	80

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	79	Director of NVR, Inc. (home construction).

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	80	Director, Rubicon Investment (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the fixed Income Sub-Committee of the Investment committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				79	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	80	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Boards since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	79	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2020) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 1633 Broadway New York, NY 10019 Birth Year: 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

30

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2021 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGCPANN
3386873 EXP 02.28.22

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Endurance Portfolio

Annual Report

December 31, 2020

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	22
Liquidity Risk Management Program	23
Federal Tax Notice	24
Privacy Notice	25
Director and Officer Information	28

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Global Endurance Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2021

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Expense Example (unaudited)

Global Endurance Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Actual Ending Account Value 12/31/20	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Endurance Portfolio Class I	$1,000.00	$1,641.70	$1,020.11	$6.64	$5.08	1.00%
Global Endurance Portfolio Class A	1,000.00	1,637.20	1,018.35	8.95	6.85	1.35
Global Endurance Portfolio Class C	1,000.00	1,631.60	1,014.58	13.89	10.63	2.10
Global Endurance Portfolio Class IS	1,000.00	1,641.30	1,020.36	6.31	4.82	0.95

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited)

Global Endurance Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2020, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 110.03%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI All Country World Net Index (the "Index"), which returned 16.25%.

Please keep in mind that triple-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Global equities, as measured by the Index, rose 16.25% in the year, bouncing back strongly in a year of significant volatility caused by the COVID-19 pandemic. With lockdowns and disruptions to economic activity driving much of the world economy into a deep recession, governments and central banks responded with massive fiscal and monetary stimulus. These measures helped soothe the markets, kept liquidity flowing and supported a faster-than-expected rebound in economic activity. Toward year end, positive vaccine news added to the hope that economies could normalize in 2021, while the election of U.S. President Joe Biden and the Brexit trade deal reduced other sources of market uncertainty that were prevalent in 2020.

•  Index performance was led by the information technology, consumer discretionary and communication services sectors. Energy, real estate and financials, each with negative performance for the year, were the Index's weakest performing sectors.

•  Counterpoint Global seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will result from stock selection, given our philosophy and process. For the year, the Fund outperformed the Index.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The Fund outperformed the Index in this reporting period due to favorable stock selection and a smaller contribution from sector allocation.

•  Strong stock selection in information technology and consumer discretionary contributed the majority of the Fund's relative performance, further supported by overweights to both sectors. Eight of the 10 largest contributing holdings were from these two sectors; the leading holding in information technology was a company that operates an edge cloud platform for processing, serving and securing customers' applications, and the leader in consumer discretionary was an online furniture retailer.

•  Stock selection in communication services and consumer staples contributed small relative gains.

•  Detracting slightly from the Fund's relative outperformance was the industrials sector, where our stock selection underperformed and an underweight was disadvantageous. The real estate sector was also modestly detrimental due to the relatively weaker performance of our stock selection and an unfavorable overweight allocation.

Management Strategies

•  As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over a five-year horizon, and owning a portfolio of unique companies whose market value we believe can increase significantly for underlying fundamental reasons.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

Global Endurance Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on December 31, 2018.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI All Country World Net Index(1) and the Lipper Global Small-/Mid-Cap Funds Index(2)

	Period Ended December 31, 2020 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	110.03%	—	—	65.43%
Fund — Class A Shares w/o sales charges(4)	109.10	—	—	64.81
Fund — Class A Shares with maximum 5.25% sales charges(4)	98.12	—	—	60.46
Fund — Class C Shares w/o sales charges(4)	107.59	—	—	63.58
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	106.59	—	—	63.58
Fund — Class IS Shares w/o sales charges(4)	110.08	—	—	65.51
MSCI All Country World Net Index	16.25	—	—	21.32
Lipper Global Small-/Mid-Cap Funds Index	23.84	—	—	23.67

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI All Country World Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Small-/Mid-Cap Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Small-/Mid-Cap Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Global Small-/Mid-Cap Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on December 31, 2018.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments

Global Endurance Portfolio

	Shares	Value (000)
Common Stocks (97.8%)
Canada (6.1%)
Colliers International Group, Inc.	5,078	$452
Constellation Software, Inc.	99	128
Score Media and Gaming, Inc. (a)	67,270	79
Topicus.com, Inc. (a)	184	1
		660
Finland (1.0%)
Revenio Group Oyj	1,679	103
Germany (1.3%)
CompuGroup Medical SE & Co. KGaA	1,476	142
Japan (3.0%)
BASE, Inc. (a)	900	85
Freee KK (a)	1,500	147
Mercari, Inc.	2,000	88
		320
New Zealand (3.2%)
Ryman Healthcare Ltd.	31,243	343
Poland (4.2%)
Dino Polska SA (a)	5,913	459
Sweden (4.0%)
AddLife AB	20,330	356
Cellavision AB (a)	1,951	73
		429
United Kingdom (7.9%)
Angle PLC (a)	53,184	35
ASOS PLC (a)	2,188	143
Blue Prism Group PLC (a)	4,063	95
Victoria PLC (a)	64,753	579
		852
United States (67.1%)
Appfolio, Inc., Class A (a)	1,308	236
Appian Corp. (a)	5,104	827
At Home Group, Inc. (a)	20,088	311
Cardlytics, Inc. (a)	4,511	644
Carvana Co. (a)	2,360	565
DraftKings, Inc., Class A (a)	3,447	160
Fastly, Inc., Class A (a)	5,453	476
Floor & Decor Holdings, Inc. (a)	5,266	489
GameStop Corp., Class A (a)(b)	10,489	198
Northern Star Acquisition Corp. (a)	4,025	63
Party City Holdco, Inc. (a)	82,951	510
Royalty Pharma PLC, Class A	9,184	460
Skillz, Inc. (a)	29,826	597
Smartsheet, Inc., Class A (a)	6,016	417
Snowflake, Inc., Class A (a)	640	180
Stitch Fix, Inc., Class A (a)	6,694	393
UTZ Brands, Inc.	5,170	114
Wayfair, Inc., Class A (a)	899	203
	Shares	Value (000)
Zoom Video Communications, Inc., Class A (a)	395	$133
ZoomInfo Technologies, Inc., Class A (a)	5,465	264
		7,240
Total Common Stocks (Cost $6,060)		10,548
Short-Term Investments (2.4%)
Securities held as Collateral on Loaned Securities (2.0%)
Investment Company (1.7%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	178,341	178
	Face Amount (000)
Repurchase Agreements (0.3%)
Barclays Capital, Inc. (0.05%, dated 12/31/20, due 1/4/21; proceeds $6; fully collateralized by a U.S. Government obligation; 1.63% due 11/15/22; valued at $6)	$6	6
HSBC Securities USA, Inc. (0.05%, dated 12/31/20, due 1/4/21; proceeds $21; fully collateralized by a U.S. Government obligation; 1.50% due 10/31/22; valued at $22)	21	21
Merrill Lynch & Co., Inc. (0.06%, 12/31/20, due 1/4/21; proceeds $2; fully collateralized by a U.S. Government obligation; 2.50% due 5/15/46; valued at $2)	2	2
		29
Total Securities held as Collateral on Loaned Securities (Cost $207)		207
	Shares
Investment Company (0.4%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $48)	47,617	48
Total Short-Term Investments (Cost $255)		255
Total Investments (100.2%) (Cost $6,315) Including $198 of Securities Loaned (c)(d)		10,803
Liabilities in Excess of Other Assets (–0.2%)		(20)
Net Assets (100.0%)		$10,783

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2020.

(c)  The approximate fair value and percentage of net assets, $2,648,000 and 24.6%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(d)  At December 31, 2020, the aggregate cost for federal income tax purposes is approximately $6,414,000. The aggregate gross unrealized appreciation is approximately $4,402,000 and the aggregate gross unrealized depreciation is approximately $13,000, resulting in net unrealized appreciation of approximately $4,389,000.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments (cont'd)

Global Endurance Portfolio

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	29.7%
Software	24.3
Specialty Retail	19.6
Internet & Direct Marketing Retail	7.8
Information Technology Services	7.0
Media	6.1
Household Durables	5.5
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2020.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Global Endurance Portfolio

Statement of Assets and Liabilities	December 31, 2020 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $6,089)	$10,577
Investment in Security of Affiliated Issuer, at Value (Cost $226)	226
Total Investments in Securities, at Value (Cost $6,315)	10,803
Foreign Currency, at Value (Cost —@)	—	@
Receivable for Fund Shares Sold	166
Due from Adviser	36
Receivable from Securities Lending Income	2
Dividends Receivable	1
Receivable from Affiliate	—	@
Other Assets	41
Total Assets	11,049
Liabilities:
Collateral on Securities Loaned, at Value	207
Payable for Investments Purchased	32
Payable for Professional Fees	14
Payable for Custodian Fees	3
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Fees — Class IS	—	@
Payable for Administration Fees	1
Payable for Shareholder Services Fees — Class A	1
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Other Liabilities	7
Total Liabilities	266
Net Assets	$10,783
Net Assets Consist of:
Paid-in-Capital	$6,231
Total Distributable Earnings	4,552
Net Assets	$10,783
CLASS I:
Net Assets	$7,854
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	296,318
Net Asset Value, Offering and Redemption Price Per Share	$26.51
CLASS A:
Net Assets	$2,462
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	93,492
Net Asset Value, Redemption Price Per Share	$26.33
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.46
Maximum Offering Price Per Share	$27.79
CLASS C:
Net Assets	$439
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	16,940
Net Asset Value, Offering and Redemption Price Per Share	$25.93
CLASS IS:
Net Assets	$28
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,072
Net Asset Value, Offering and Redemption Price Per Share	$26.53
(1) Including: Securities on Loan, at Value:	$198

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Global Endurance Portfolio

Statement of Operations	Year Ended December 31, 2020 (000)
Investment Income:
Income from Securities Loaned — Net	$12
Dividends from Securities of Unaffiliated Issuers (Net of $1 of Foreign Taxes Withheld)	11
Dividends from Security of Affiliated Issuer (Note G)	—	@
Total Investment Income	23
Expenses:
Professional Fees	114
Registration Fees	52
Advisory Fees (Note B)	38
Shareholder Reporting Fees	12
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Custodian Fees (Note F)	8
Administration Fees (Note C)	4
Pricing Fees	2
Shareholder Services Fees — Class A (Note D)	2
Distribution and Shareholder Services Fees — Class C (Note D)	1
Directors' Fees and Expenses	3
Sub Transfer Agency Fees — Class I	—	@
Sub Transfer Agency Fees — Class A	1
Sub Transfer Agency Fees — Class C	—	@
Other Expenses	10
Total Expenses	255
Expenses Reimbursed by Adviser (Note B)	(159)
Waiver of Advisory Fees (Note B)	(38)
Reimbursement of Class Specific Expenses — Class I (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Net Expenses	52
Net Investment Loss	(29)
Realized Gain (Loss):
Investments Sold	430
Foreign Currency Translation	(—	@)
Net Realized Gain	430
Change in Unrealized Appreciation (Depreciation):
Investments	3,833
Foreign Currency Translation	—	@
Net Change in Unrealized Appreciation (Depreciation)	3,833
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	4,263
Net Increase in Net Assets Resulting from Operations	$4,234

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Global Endurance Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2020 (000)	Year Ended December 31, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(29)	$(11)
Net Realized Gain (Loss)	430	(3)
Net Change in Unrealized Appreciation (Depreciation)	3,833	658
Net Increase in Net Assets Resulting from Operations	4,234	644
Dividends and Distributions to Shareholders:
Class I	(235)	—
Class A	(73)	—
Class C	(14)	—
Class IS	(1)	—
Total Dividends and Distributions to Shareholders	(323)	—
Capital Share Transactions:(1)
Class I:
Subscribed	1,651	105
Distributions Reinvested	235	—
Redeemed	(7)	—
Class A:
Subscribed	2,453	—
Distributions Reinvested	73	—
Redeemed	(630)	—
Class C:
Subscribed	317	—
Distributions Reinvested	14	—
Redeemed	(32)	—
Class IS:
Subscribed	1	—
Distributions Reinvested	1	—
Net Increase in Net Assets Resulting from Capital Share Transactions	4,076	105
Total Increase in Net Assets	7,987	749
Net Assets:
Beginning of Period	2,796	2,047
End of Period	$10,783	$2,796
(1) Capital Share Transactions:
Class I:
Shares Subscribed	76	9
Shares Issued on Distributions Reinvested	9	—
Shares Redeemed	(— @@)	—
Net Increase in Class I Shares Outstanding	85	9
Class A:
Shares Subscribed	117	—
Shares Issued on Distributions Reinvested	3	—
Shares Redeemed	(28)	—
Net Increase in Class A Shares Outstanding	92	—
Class C:
Shares Subscribed	17	—
Shares Issued on Distributions Reinvested	1	—
Shares Redeemed	(2)	—
Net Increase in Class C Shares Outstanding	16	—
Class IS:
Shares Subscribed	— @@	—
Shares Issued on Distributions Reinvested	— @@	—
Net Increase in Class IS Shares Outstanding	— @@	—

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Global Endurance Portfolio

	Class I
	Year Ended December 31,				Period Ended
Selected Per Share Data and Ratios	2020		2019		December 31, 2018(1)
Net Asset Value, Beginning of Period	$13.03		$9.98		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.09)		(0.05)		(0.00	)(3)
Net Realized and Unrealized Gain (Loss)	14.41		3.10		(0.02)
Total from Investment Operations	14.32		3.05		(0.02)
Distributions from and/or in Excess of:
Net Investment Income	(0.03)		—		—
Net Realized Gain	(0.81)		—		—
Total Distributions	(0.84)		—		—
Net Asset Value, End of Period	$26.51		$13.03		$9.98
Total Return(4)	110.03%		30.30%		0.00	%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$7,854		$2,757		$2,017
Ratio of Expenses Before Expense Limitation	5.12%		14.17%		913.94	%(8)
Ratio of Expenses After Expense Limitation	1.00	%(5)	1.00	%(5)	1.00	%(8)
Ratio of Net Investment Loss	(0.52	)%(5)	(0.42	)%(5)	(1.00	)%(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	N/A
Portfolio Turnover Rate	46%		74%		0	%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Global Endurance Portfolio

	Class A
	Year Ended December 31,				Period Ended
Selected Per Share Data and Ratios	2020		2019		December 31, 2018(1)
Net Asset Value, Beginning of Period	$12.99		$9.98		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.19)		(0.09)		(0.00	)(3)
Net Realized and Unrealized Gain (Loss)	14.34		3.10		(0.02)
Total from Investment Operations	14.15		3.01		(0.02)
Distributions from and/or in Excess of:
Net Investment Income	(0.00	)(3)	—		—
Net Realized Gain	(0.81)		—		—
Total Distributions	(0.81)		—		—
Net Asset Value, End of Period	$26.33		$12.99		$9.98
Total Return(4)	109.10%		29.90%		0.00	%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,462		$13		$10
Ratio of Expenses Before Expense Limitation	5.67%		29.52%		927.90	%(8)
Ratio of Expenses After Expense Limitation	1.35	%(5)	1.35	%(5)	1.35	%(8)
Ratio of Net Investment Loss	(0.86	)%(5)	(0.77	)%(5)	(1.35	)%(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	N/A
Portfolio Turnover Rate	46%		74%		0	%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Global Endurance Portfolio

	Class C
	Year Ended December 31,				Period Ended
Selected Per Share Data and Ratios	2020		2019		December 31, 2018(1)
Net Asset Value, Beginning of Period	$12.89		$9.98		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.33)		(0.18)		(0.00	)(3)
Net Realized and Unrealized Gain (Loss)	14.18		3.09		(0.02)
Total from Investment Operations	13.85		2.91		(0.02)
Distributions from and/or in Excess of:
Net Realized Gain	(0.81)		—		—
Net Asset Value, End of Period	$25.93		$12.89		$9.98
Total Return(4)	107.59%		28.90%		0.00	%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$439		$13		$10
Ratio of Expenses Before Expense Limitation	7.61%		30.23%		928.63	%(8)
Ratio of Expenses After Expense Limitation	2.10	%(5)	2.10	%(5)	2.10	%(8)
Ratio of Net Investment Loss	(1.62	)%(5)	(1.52	)%(5)	(2.10	)%(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	N/A
Portfolio Turnover Rate	46%		74%		0	%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Global Endurance Portfolio

	Class IS
	Year Ended December 31,				Period Ended
Selected Per Share Data and Ratios	2020		2019		December 31, 2018(1)
Net Asset Value, Beginning of Period	$13.04		$9.98		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.08)		(0.04)		(0.00	)(3)
Net Realized and Unrealized Gain (Loss)	14.41		3.10		(0.02)
Total from Investment Operations	14.33		3.06		(0.02)
Distributions from and/or in Excess of:
Net Investment Income	(0.03)		—		—
Net Realized Gain	(0.81)		—		—
Total Distributions	(0.84)		—		—
Net Asset Value, End of Period	$26.53		$13.04		$9.98
Total Return(4)	110.08%		30.40%		0.00	%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$28		$13		$10
Ratio of Expenses Before Expense Limitation	16.93%		29.13%		927.65	%(8)
Ratio of Expenses After Expense Limitation	0.95	%(5)	0.95	%(5)	0.95	%(8)
Ratio of Net Investment Loss	(0.47	)%(5)	(0.37	)%(5)	(0.95	)%(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	N/A
Portfolio Turnover Rate	46%		74%		0	%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-one separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Endurance Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Diversified Holding Companies	$63	$—	$—	$63
Entertainment	79	—	—	79
Food & Staples Retailing	—	459	—	459
Food Products	114	—	—	114
Health Care Equipment & Supplies	—	211	—	211
Health Care Providers & Services	—	343	—	343
Health Care Technology	—	142	—	142
Hotels, Restaurants & Leisure	160	—	—	160
Household Durables	—	579	—	579
Information Technology Services	656	85	—	741

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Interactive Media & Services	$264	$—	$—	$264
Internet & Direct Marketing Retail	596	231	—	827
Life Sciences Tools & Services	—	356	—	356
Media	644	—	—	644
Pharmaceuticals	460	—	—	460
Real Estate Management & Development	452	—	—	452
Software	2,338	243	—	2,581
Specialty Retail	2,073	—	—	2,073
Total Common Stocks	7,899	2,649	—	10,548
Short-Term Investments
Investment Company	226	—	—	226
Repurchase Agreements	—	29	—	29
Total Short-Term Investments	226	29	—	255
Total Assets	$8,125	$2,678	$—	$10,803

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2020:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$198	(a)	$—	$(198	)(b)(c)	$0

(a) Represents market value of loaned securities at year end.

(b) The Fund received cash collateral of approximately $207,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments.

(c) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2020:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$207	$—	$—	$—	$207
Total Borrowings	$207	$—	$—	$—	$207
Gross amount of recognized liabilities for securities lending transactions					$207

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the exdividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.80%	0.75%

For the year ended December 31, 2020, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 2.10% for Class C shares and 0.95% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2020, approximately $38,000 of advisory fees were waived and approximately $165,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2020, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $5,674,000 and $2,217,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2020.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2020, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2020 is as follows:

Affiliated Investment Company	Value December 31, 2019 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$62	$4,886	$4,722	$—	@
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2020 (000)
Liquidity Funds	$—	$—	$226

@ Amount is less than $500.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule.

For the year ended December 31, 2020, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the three-year period ended December 31, 2020 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

tax purposes. The tax character of distributions paid during fiscal years 2020 and 2019 was as follows:

2020 Distributions Paid From:		2019 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$31	$292	$—	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to a nondeductible expense, resulted in the following reclassifications among the components of net assets at December 31, 2020:

Total Distributable Earnings (000)		Paid-in Capital (000)
$—	@	$	(—	@)

@ Amount is less than $500.

At December 31, 2020, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$51	$130

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2020, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2020, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 49.9%.

K. Market Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Endurance Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Endurance Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the period from December 31, 2018 (commencement of operations) through December 31, 2018 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Endurance Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years then ended and the period from December 31, 2018 (commencement of operations) through December 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2021

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2020. For corporate shareholders 1.82% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $292,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2020. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $3,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				79

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020); and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting)(since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	79	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	80

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	80

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006) Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	79	Director of NVR, Inc. (home construction).

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	80	Director, Rubicon Investment (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the fixed Income Sub-Committee of the Investment committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				79	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	80	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Boards since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	79	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2020) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 1633 Broadway New York, NY 10019 Birth Year: 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

32

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2021 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGENDANN
3386879 EXP 02.28.22

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Franchise Portfolio

Annual Report

December 31, 2020

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	8
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	25
Liquidity Risk Management Program	26
Federal Tax Notice	27
Privacy Notice	28
Director and Officer Information	31

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Global Franchise Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2021

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Expense Example (unaudited)

Global Franchise Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Actual Ending Account Value 12/31/20	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Franchise Portfolio Class I	$1,000.00	$1,125.10	$1,020.46	$4.97	$4.72	0.93%
Global Franchise Portfolio Class A	1,000.00	1,124.20	1,019.25	6.25	5.94	1.17
Global Franchise Portfolio Class L	1,000.00	1,121.00	1,016.79	8.85	8.42	1.66
Global Franchise Portfolio Class C	1,000.00	1,119.60	1,015.48	10.23	9.73	1.92
Global Franchise Portfolio Class IS	1,000.00	1,125.80	1,020.96	4.44	4.22	0.83

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited)

Global Franchise Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2020, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 13.22%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the MSCI World Net Index (the "Index"), which returned 15.90%.

Factors Affecting Performance

•  The Index was up a mighty 14% in the fourth quarter of 2020 in U.S. dollars (USD), though a lower 12.4% in local currency terms given the dollar weakness. The strong fourth quarter meant that 2020 delivered double-digit returns for the Index despite the pandemic, up 15.9% in USD and 13.5% in local currency. Information technology (+44%) was the clear beneficiary of the pandemic, given the growth of remote working, e-commerce and the cloud, and was thus naturally the strongest sector, with all three sub-sectors doing well. Software & services rose 38%, semiconductors was up 47% and hardware gained 54%. Consumer discretionary (+37%) and communication services (+23%) also comfortably beat the Index, but this was far more dependent on a few winners rather than general sector strength. Two companies drove over 70% of consumer discretionary performance, while three companies did the same for communication services.(i) Materials (+20%) was also slightly ahead of the Index. At the other end of the spectrum, energy ended the year down 31%, despite the fourth quarter rally, while financials (–3%) and real estate (–5%) also posted negative returns. The risk-on fourth quarter of 2020 meant that the classic defensive sectors also lagged the Index, with utilities only up 5%, consumer staples up 8% and health care up 14%. Industrials (+12%) finished slightly behind the Index.

•  For the Fund's performance in the year, sector allocation was positive, but stock selection negative. The overweight in information technology helped a great deal with sector allocation, as did the underweight in financials and the lack of energy stocks, despite the two sectors' strong performance in the fourth quarter of 2020. These positive effects were significantly larger than the negative impacts of the consumer staples overweight and consumer discretionary underweight. The underperformance in information technology was the main driver of the negative stock selection. Communication services also underperformed for 2020 as a whole, while health care and financials outperformed.

•  Over the year, the largest absolute contributors were Microsoft, Danaher, Reckitt Benckiser, Accenture and Thermo Fisher. The top absolute detractors for the same period were Coca-Cola, Fox Corporation, Heineken, BAT and Becton Dickinson.

Management Strategies

•  One of the benefits of compounders is that they are robust in tough times. Their recurring revenues help preserve their sales while their pricing power protects margins. 2020 was certainly tough times, with world gross domestic product estimated to be down 4.4%, and advanced economies faring even worse, down 5.8%.(ii) The idiosyncratic nature of the crisis did affect some of the holdings in the portfolio, with beverage companies hit by the closure of bars and restaurants, a financial services company's lucrative cross-border business severely affected by the collapse in travel, and some health care players affected by the cancellation of routine operations and the logistical challenges of the pandemic. Despite this, the portfolio's earnings held up well overall given the general resilience of the companies, with the next 12 months' forward earnings up 6%, while dividends, actually up 5% for the year, provided another 2% of returns.(iii) The rest of the portfolio's total return for the year was due to a mild single-digit re-rating.

•  This is in stark contrast to the MSCI World Index as a whole. Its forward earnings fell 7%, despite all the government support for corporates. This meant that more than 100% of the overall Index return of 16% was accounted for by the major 23% re-rating. This repeated the pattern of 2019, when the Index returned 27%, despite a 1% fall in forward earnings, with re-rating driving the performance. Across the two years of 2019 and 2020, the Index has re-rated by 55%, from 13.4x to 20.7x next

(i)  Source: FactSet and Morgan Stanley Investment Management.

(ii)  Source: International Monetary Fund.

(iii)  Source for all earnings and valuations data used in this report: FactSet and Morgan Stanley Investment Management.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

Global Franchise Portfolio

12 months' forward earnings. It is also at an elevated 17.9x on a 24-month forward basis. The portfolio has also re-rated, by a more modest 22%, but at least half the returns have come from the compounding earnings, up 18%, and dividends.

•  It is the relative de-rating that has driven the portfolio's relative underperformance, in the face of sharply better earnings growth. While the fourth quarter of 2020 saw a cyclical/value rally, this was not the driver of underperformance for the year as a whole, given that energy and financials still remained massively behind the Index for 2020. This issue was around the dominance of technology in the market's returns. The information technology sector alone delivered 60% of the Index's 16% return in 2020, and adding in certain household names in e-commerce, streaming, electric vehicles and social media — regarded by most people, if not MSCI, as technology companies — takes the share to 89%, meaning that the rest of the market only delivered 11% of the Index performance.(i) Another way of looking at it is that over half the total Index performance was delivered by only five companies, and 78% by the top 25, of which only one company is listed outside the U.S.

•  The Fund has a strong weighting in information technology, 30% as against 20% for the Index, which secured the portfolio's positive sector allocation in 2020, given that the other two key sectors, consumer staples and health care, underperformed the Index. The issue was the portfolio's failure to keep up with the sector's hot pace, as our picks only delivered 20%, as against the Index's 44%, driving the portfolio's negative stock selection in the year. There were stock-specific factors behind this large gap: the collapse in international travel hit a financial services company's cross-border business, while store closures held back one of our holding's merchant acquirer division. In addition, a management services company was hit by concerns about U.S. employment levels and one of our software holding's strategy change and associated target re-basing were not welcomed by the market. Looking at the other side, not holding an Index-heavyweight consumer electronics company proved expensive.

All that said, there were two more structural factors that drove the shortfall.

•  The first was the portfolio's focus on services & software within information technology, which was "only" up 37%, lagging hardware (+54%) and semiconductors (+47%). Perhaps more importantly, the team's valuation discipline meant that the portfolio did not get the benefit of the year's massive growth boom (we are deliberately avoiding the term "bubble"). 2020 saw a spectacular 480 initial public offerings, amongst which there were 248 SPACs (special purpose acquisition companies), also known as "shell" or "blank check" companies.(iv)

•  There are only two ways of losing money in equities: either the earnings go away or the valuation goes away. Our quality-obsessed investment philosophy looks to minimize the former, and the rise in the portfolio's 2020 earnings has provided further evidence of resilience, despite some of the idiosyncratic headwinds the pandemic has produced. We have also looked to reduce the risk of the latter, in the face of the market's 20x forward earnings multiple. Not only have we abjured the more boisterous segments of the information technology sector, but we have shown discipline within the portfolio's existing holdings. 2020 saw around 600 basis points of net shifts from the growthier end of portfolio (where we estimate top-line growth of 6% or above) to the duller end (sub-6% growth). This makes a cumulative 1,700 basis point shift over the last three years. This shift to cheaper stocks has been to the detriment of performance, given the continued progress for growthier names, but we believe should support the portfolio's resilience in the future.

•  We do not claim that the current multiple of 23x forward earnings means that the Fund is cheap in absolute terms — that would be tough to ask 11 years into a bull market. However, a relative earnings multiple of 1.11x the Index, which drops to parity on a free cash flow basis, does look far more defensible. Now more than ever, it is time to focus on keeping the lights on, rather than attempting to shoot them out, and reasonably priced compounders seem a reasonable way of avoiding a plunge into darkness.

(i)  Source: FactSet and Morgan Stanley Investment Management.

(iv)  Source: PwC Global IPO Watch.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

Global Franchise Portfolio

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L , C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI World Net Index(1) and the Lipper Global Large-Cap Growth Funds Index(2)

	Period Ended December 31, 2020 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Fund — Class I Shares w/o sales charges(4)	13.22%	13.95%	12.48%	11.78%
Fund — Class A Shares w/o sales charges(4)	12.95	13.66	12.18	11.48
Fund — Class A Shares with maximum 5.25% sales charges(4)	7.03	12.44	11.57	11.17
Fund — Class L Shares w/o sales charges(5)	12.38	13.10	—	10.87
Fund — Class C Shares w/o sales charges(7)	12.09	12.81	—	13.23
Fund — Class C Shares with maximum 1.00% deferred sales charges(7)	11.09	12.81	—	13.23
Fund — Class IS Shares w/o sales charges(6)	13.33	14.04	—	12.56
MSCI World Net Index	15.90	12.19	9.87	7.44
Lipper Global Large-Cap Growth Funds Index	27.24	15.47	11.34	7.95

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI World Net Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Net Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Global Large-Cap Growth Funds classification.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

Global Franchise Portfolio

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on November 28, 2001.

(5)  Commenced offering on April 27, 2012.

(6)  Commenced offering on May 29, 2015.

(7)  Commenced offering on September 30, 2015.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments

Global Franchise Portfolio

	Shares	Value (000)
Common Stocks (97.8%)
France (5.7%)
L'Oreal SA (BSRM)	205,223	$78,303
LVMH Moet Hennessy Louis Vuitton SE	84,737	53,046
Pernod Ricard SA	252,189	48,432
		179,781
Germany (4.4%)
SAP SE	1,058,875	137,144
Italy (0.5%)
Davide Campari-Milano N.V.	1,376,714	15,780
Netherlands (2.4%)
Heineken N.V.	664,390	73,953
United Kingdom (16.0%)
British American Tobacco PLC	1,990,155	73,908
Experian PLC	756,530	28,740
Reckitt Benckiser Group PLC	2,790,837	249,094
RELX PLC (Euronext N.V.)	1,051,879	25,704
RELX PLC (LSE)	2,719,950	66,550
Unilever PLC	909,204	54,528
		498,524
United States (68.8%)
Abbott Laboratories	1,105,711	121,064
Accenture PLC, Class A	580,316	151,584
Automatic Data Processing, Inc.	696,991	122,810
Baxter International, Inc.	1,582,374	126,970
Becton Dickinson & Co.	460,723	115,282
Coca-Cola Co. (The)	1,116,218	61,213
Danaher Corp.	563,755	125,233
Factset Research Systems, Inc.	61,058	20,302
Fidelity National Information Services, Inc.	531,255	75,151
Fox Corp., Class A	642,980	18,724
Fox Corp., Class B (a)	485,819	14,030
Intercontinental Exchange, Inc.	760,949	87,730
Microsoft Corp.	1,205,309	268,085
Moody's Corp.	115,256	33,452
NIKE, Inc., Class B	372,710	52,727
Philip Morris International, Inc.	2,982,161	246,893
Procter & Gamble Co. (The)	1,047,010	145,681
Roper Technologies, Inc.	68,259	29,426
Thermo Fisher Scientific, Inc.	241,109	112,304
Visa, Inc., Class A	792,421	173,326
Zoetis, Inc.	276,290	45,726
		2,147,713
Total Common Stocks (Cost $2,279,896)		3,052,895
	Shares	Value (000)
Short-Term Investment (2.1%)
Investment Company (2.1%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $65,563)	65,562,747	$65,563
Total Investments (99.9%) (Cost $2,345,459) (b)(c)		3,118,458
Other Assets in Excess of Liabilities (0.1%)		4,099
Net Assets (100.0%)		$3,122,557

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  The approximate fair value and percentage of net assets, $905,182,000 and 29.0%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(c)  At December 31, 2020, the aggregate cost for federal income tax purposes is approximately $2,369,209,000. The aggregate gross unrealized appreciation is approximately $795,048,000 and the aggregate gross unrealized depreciation is approximately $45,799,000, resulting in net unrealized appreciation of approximately $749,249,000.

Euronext N.V.  Euronext Amsterdam Stock Market.

LSE    London Stock Exchange.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	25.2%
Information Technology Services	16.8
Health Care Equipment & Supplies	15.7
Software	13.0
Household Products	12.6
Tobacco	10.3
Beverages	6.4
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.
The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Global Franchise Portfolio

Statement of Assets and Liabilities	December 31, 2020 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $2,279,896)	$3,052,895
Investment in Security of Affiliated Issuer, at Value (Cost $65,563)	65,563
Total Investments in Securities, at Value (Cost $2,345,459)	3,118,458
Cash	1
Dividends Receivable	6,052
Receivable for Fund Shares Sold	4,263
Tax Reclaim Receivable	736
Receivable from Affiliate	1
Other Assets	161
Total Assets	3,129,672
Liabilities:
Payable for Advisory Fees	5,297
Payable for Fund Shares Redeemed	972
Payable for Sub Transfer Agency Fees — Class I	268
Payable for Sub Transfer Agency Fees — Class A	36
Payable for Sub Transfer Agency Fees — Class L	1
Payable for Sub Transfer Agency Fees — Class C	14
Payable for Shareholder Services Fees — Class A	66
Payable for Distribution and Shareholder Services Fees — Class L	5
Payable for Distribution and Shareholder Services Fees — Class C	105
Payable for Administration Fees	204
Payable for Custodian Fees	28
Payable for Transfer Agency Fees — Class I	4
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	2
Payable for Transfer Agency Fees — Class IS	1
Other Liabilities	111
Total Liabilities	7,115
Net Assets	$3,122,557
Net Assets Consist of:
Paid-in-Capital	$2,369,636
Total Distributable Earnings	752,921
Net Assets	$3,122,557

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Global Franchise Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2020 (000)
CLASS I:
Net Assets	$2,300,448
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	73,724,139
Net Asset Value, Offering and Redemption Price Per Share	$31.20
CLASS A:
Net Assets	$317,673
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	10,436,972
Net Asset Value, Redemption Price Per Share	$30.44
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.69
Maximum Offering Price Per Share	$32.13
CLASS L:
Net Assets	$8,390
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	275,898
Net Asset Value, Offering and Redemption Price Per Share	$30.41
CLASS C:
Net Assets	$125,919
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	4,229,151
Net Asset Value, Offering and Redemption Price Per Share	$29.77
CLASS IS:
Net Assets	$370,127
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	11,857,505
Net Asset Value, Offering and Redemption Price Per Share	$31.21

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Global Franchise Portfolio

Statement of Operations	Year Ended December 31, 2020 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $704 of Foreign Taxes Withheld)	$49,365
Dividends from Security of Affiliated Issuer (Note G)	202
Total Investment Income	49,567
Expenses:
Advisory Fees (Note B)	18,537
Administration Fees (Note C)	2,033
Sub Transfer Agency Fees — Class I	1,659
Sub Transfer Agency Fees — Class A	245
Sub Transfer Agency Fees — Class L	5
Sub Transfer Agency Fees — Class C	84
Shareholder Services Fees — Class A (Note D)	721
Distribution and Shareholder Services Fees — Class L (Note D)	59
Distribution and Shareholder Services Fees — Class C (Note D)	1,105
Registration Fees	199
Shareholder Reporting Fees	111
Professional Fees	94
Custodian Fees (Note F)	88
Transfer Agency Fees — Class I (Note E)	24
Transfer Agency Fees — Class A (Note E)	5
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	8
Transfer Agency Fees — Class IS (Note E)	4
Pricing Fees	2
Interest Expenses	17
Other Expenses	66
Total Expenses	25,068
Rebate from Morgan Stanley Affiliate (Note G)	(101)
Net Expenses	24,967
Net Investment Income	24,600
Realized Gain (Loss):
Investments Sold	65,081
Foreign Currency Translation	(27)
Net Realized Gain	65,054
Change in Unrealized Appreciation (Depreciation):
Investments	262,186
Foreign Currency Translation	47
Net Change in Unrealized Appreciation (Depreciation)	262,233
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	327,287
Net Increase in Net Assets Resulting from Operations	$351,887

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Global Franchise Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2020 (000)	Year Ended December 31, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$24,600	$18,037
Net Realized Gain	65,054	75,417
Net Change in Unrealized Appreciation (Depreciation)	262,233	342,113
Net Increase in Net Assets Resulting from Operations	351,887	435,567
Dividends and Distributions to Shareholders:
Class I	(77,432)	(69,422)
Class A	(10,258)	(12,386)
Class L	(235)	(324)
Class C	(3,376)	(3,695)
Class IS	(10,185)	(6,101)
Total Dividends and Distributions to Shareholders	(101,486)	(91,928)
Capital Share Transactions:(1)
Class I:
Subscribed	925,113	610,415
Distributions Reinvested	74,251	66,894
Redeemed	(495,524)	(243,674)
Class A:
Subscribed	94,968	129,760
Distributions Reinvested	9,770	11,893
Redeemed	(103,292)	(42,410)
Class L:
Exchanged	20	153
Distributions Reinvested	234	324
Redeemed	(881)	(971)
Class C:
Subscribed	40,555	39,565
Distributions Reinvested	3,270	3,620
Redeemed	(26,830)	(13,421)
Class IS:
Subscribed	323,345	27,633
Distributions Reinvested	9,909	6,101
Redeemed	(113,147)	(145,085)
Net Increase in Net Assets Resulting from Capital Share Transactions	741,761	450,797
Total Increase in Net Assets	992,162	794,436
Net Assets:
Beginning of Period	2,130,395	1,335,959
End of Period	$3,122,557	$2,130,395

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Global Franchise Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2020 (000)	Year Ended December 31, 2019 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	33,099	22,755
Shares Issued on Distributions Reinvested	2,414	2,357
Shares Redeemed	(17,628)	(9,143)
Net Increase in Class I Shares Outstanding	17,885	15,969
Class A:
Shares Subscribed	3,390	4,988
Shares Issued on Distributions Reinvested	326	429
Shares Redeemed	(3,779)	(1,617)
Net Increase (Decrease) in Class A Shares Outstanding	(63)	3,800
Class L:
Shares Exchanged	1	5
Shares Issued on Distributions Reinvested	8	12
Shares Redeemed	(34)	(41)
Net Decrease in Class L Shares Outstanding	(25)	(24)
Class C:
Shares Subscribed	1,471	1,520
Shares Issued on Distributions Reinvested	111	133
Shares Redeemed	(985)	(519)
Net Increase in Class C Shares Outstanding	597	1,134
Class IS:
Shares Subscribed	10,853	988
Shares Issued on Distributions Reinvested	322	215
Shares Redeemed	(4,129)	(5,250)
Net Increase (Decrease) in Class IS Shares Outstanding	7,046	(4,047)

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Global Franchise Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$28.53		$23.03		$24.72		$20.56		$20.33
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.30		0.30		0.29		0.27		0.30
Net Realized and Unrealized Gain (Loss)	3.45		6.51		(0.63)		5.05		0.84
Total from Investment Operations	3.75		6.81		(0.34)		5.32		1.14
Distributions from and/or in Excess of:
Net Investment Income	(0.28)		(0.27)		(0.27)		(0.24)		(0.28)
Net Realized Gain	(0.80)		(1.04)		(1.08)		(0.92)		(0.63)
Total Distributions	(1.08)		(1.31)		(1.35)		(1.16)		(0.91)
Net Asset Value, End of Period	$31.20		$28.53		$23.03		$24.72		$20.56
Total Return(3)	13.22%		29.60%		(1.50)%		25.85%		5.64%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,300,448		$1,593,092		$918,409		$753,107		$601,340
Ratio of Expenses Before Expense Limitation	N/A		N/A		N/A		N/A		0.98%
Ratio of Expenses After Expense Limitation	0.92	%(4)	0.93	%(4)	0.94	%(4)	0.98	%(4)	0.97	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.92	%(4)	0.93	%(4)	N/A		N/A		N/A
Ratio of Net Investment Income	1.04	%(4)	1.09	%(4)	1.14	%(4)	1.17	%(4)	1.40	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	19%		16%		27%		28%		30%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation would have been 0.01% higher and the Ratio of Net Investment Income would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Global Franchise Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$27.86		$22.53		$24.21		$20.16		$19.96
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.22		0.23		0.21		0.22		0.23
Net Realized and Unrealized Gain (Loss)	3.37		6.35		(0.61)		4.94		0.83
Total from Investment Operations	3.59		6.58		(0.40)		5.16		1.06
Distributions from and/or in Excess of:
Net Investment Income	(0.21)		(0.21)		(0.20)		(0.19)		(0.23)
Net Realized Gain	(0.80)		(1.04)		(1.08)		(0.92)		(0.63)
Total Distributions	(1.01)		(1.25)		(1.28)		(1.11)		(0.86)
Net Asset Value, End of Period	$30.44		$27.86		$22.53		$24.21		$20.16
Total Return(3)	12.95%		29.24%		(1.77)%		25.58%		5.36%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$317,673		$292,491		$150,936		$146,722		$104,306
Ratio of Expenses Before Expense Limitation	N/A		N/A		N/A		N/A		1.23%
Ratio of Expenses After Expense Limitation	1.16	%(4)	1.19	%(4)	1.23	%(4)	1.21	%(4)	1.22	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.16	%(4)	1.19	%(4)	N/A		N/A		N/A
Ratio of Net Investment Income	0.77	%(4)	0.83	%(4)	0.84	%(4)	0.94	%(4)	1.13	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	19%		16%		27%		28%		30%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation would have been 0.01% higher and the Ratio of Net Investment Income would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Global Franchise Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$27.84		$22.51		$24.18		$20.13		$19.91
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.07		0.09		0.09		0.10		0.13
Net Realized and Unrealized Gain (Loss)	3.36		6.35		(0.62)		4.93		0.82
Total from Investment Operations	3.43		6.44		(0.53)		5.03		0.95
Distributions from and/or in Excess of:
Net Investment Income	(0.06)		(0.07)		(0.06)		(0.06)		(0.10)
Net Realized Gain	(0.80)		(1.04)		(1.08)		(0.92)		(0.63)
Total Distributions	(0.86)		(1.11)		(1.14)		(0.98)		(0.73)
Net Asset Value, End of Period	$30.41		$27.84		$22.51		$24.18		$20.13
Total Return(3)	12.38%		28.62%		(2.29)%		24.98%		4.82%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$8,390		$8,388		$7,312		$7,993		$7,449
Ratio of Expenses Before Expense Limitation	N/A		N/A		N/A		N/A		1.72%
Ratio of Expenses After Expense Limitation	1.66	%(4)	1.69	%(4)	1.73	%(4)	1.70	%(4)	1.71	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.66	%(4)	1.69	%(4)	N/A		N/A		N/A
Ratio of Net Investment Income	0.26	%(4)	0.31	%(4)	0.36	%(4)	0.44	%(4)	0.65	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	19%		16%		27%		28%		30%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation would have been 0.01% higher and the Ratio of Net Investment Income would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Global Franchise Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$27.30		$22.13		$23.82		$19.88		$19.75
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.01		0.02		0.03		0.04		0.06
Net Realized and Unrealized Gain (Loss)	3.27		6.23		(0.60)		4.86		0.84
Total from Investment Operations	3.28		6.25		(0.57)		4.90		0.90
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.04)		(0.04)		(0.04)		(0.14)
Net Realized Gain	(0.80)		(1.04)		(1.08)		(0.92)		(0.63)
Total Distributions	(0.81)		(1.08)		(1.12)		(0.96)		(0.77)
Net Asset Value, End of Period	$29.77		$27.30		$22.13		$23.82		$19.88
Total Return(3)	12.09%		28.27%		(2.51)%		24.63%		4.58%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$125,919		$99,141		$55,271		$47,726		$29,650
Ratio of Expenses Before Expense Limitation	N/A		N/A		N/A		N/A		2.00%
Ratio of Expenses After Expense Limitation	1.91	%(4)	1.95	%(4)	1.96	%(4)	1.98	%(4)	1.99	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.91	%(4)	1.95	%(4)	N/A		N/A		N/A
Ratio of Net Investment Income	0.03	%(4)	0.07	%(4)	0.12	%(4)	0.16	%(4)	0.29	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	19%		16%		27%		28%		30%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation would have been 0.01% higher and the Ratio of Net Investment Income would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Global Franchise Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$28.53		$23.03		$24.72		$20.55		$20.33
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.33		0.32		0.32		0.29		0.21
Net Realized and Unrealized Gain (Loss)	3.45		6.51		(0.65)		5.05		0.93
Total from Investment Operations	3.78		6.83		(0.33)		5.34		1.14
Distributions from and/or in Excess of:
Net Investment Income	(0.30)		(0.29)		(0.28)		(0.25)		(0.29)
Net Realized Gain	(0.80)		(1.04)		(1.08)		(0.92)		(0.63)
Total Distributions	(1.10)		(1.33)		(1.36)		(1.17)		(0.92)
Net Asset Value, End of Period	$31.21		$28.53		$23.03		$24.72		$20.55
Total Return(3)	13.33%		29.67%		(1.45)%		26.00%		5.70%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$370,127		$137,283		$204,031		$90,488		$19,334
Ratio of Expenses Before Expense Limitation	N/A		N/A		N/A		N/A		0.94%
Ratio of Expenses After Expense Limitation	0.83	%(4)	0.86	%(4)	0.88	%(4)	0.91	%(4)	0.92	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.83	%(4)	0.86	%(4)	N/A		N/A		N/A
Ratio of Net Investment Income	1.14	%(4)	1.21	%(4)	1.30	%(4)	1.23	%(4)	0.99	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	19%		16%		27%		28%		30%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation would have been 0.01% higher and the Ratio of Net Investment Income would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-one separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Franchise Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$61,213	$138,165	$—	$199,378
Capital Markets	141,484	—	—	141,484
Health Care Equipment & Supplies	488,549	—	—	488,549
Household Products	145,681	249,094	—	394,775
Industrial Conglomerates	29,426	—	—	29,426

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Information Technology Services	$522,871	$—	$—	$522,871
Life Sciences Tools & Services	112,304	—	—	112,304
Media	32,754	—	—	32,754
Personal Products	—	132,831	—	132,831
Pharmaceuticals	45,726	—	—	45,726
Professional Services	—	120,994	—	120,994
Software	268,085	137,144	—	405,229
Textiles, Apparel & Luxury Goods	52,727	53,046	—	105,773
Tobacco	246,893	73,908	—	320,801
Total Common Stocks	2,147,713	905,182	—	3,052,895
Short-Term Investment
Investment Company	65,563	—	—	65,563
Total Assets	$2,213,276	$905,182	$—	$3,118,458

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to

U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

5.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2020, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.73% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares, 2.10% for Class C shares and 0.95% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the

Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. This arrangement had no effect for the year ended December 31, 2020.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2020, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $1,129,783,000 and $476,800,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2020.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2020, advisory fees paid were reduced by approximately $101,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2020 is as follows:

Affiliated Investment Company	Value December 31, 2019 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$52,999	$844,660	$832,096	$202
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2020 (000)
Liquidity Funds	$—	$—	$65,563

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2020, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2020 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2020 and 2019 was as follows:

2020 Distributions Paid From:		2019 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$25,074	$76,412	$22,253	$69,675

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2020.

At December 31, 2020, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$86	$3,573

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2020, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2020, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 34.3%.

L. Market Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Franchise Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Franchise Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Franchise Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2021

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2020. For corporate shareholders 99.58% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $76,412,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2020. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $24,499,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				79

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020); and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	79	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	80

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015) Chairman, Opus Capital Group (1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	80

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	79	Director of NVR, Inc. (home construction).

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	80	Director, Rubicon Investment (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the fixed Income Sub-Committee of the Investment committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				79	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	80	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Boards since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	79	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2020) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 1633 Broadway New York, NY 10019 Birth Year: 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

35

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2021 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGFANN
3386880 EXP 02.28.22

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global
Infrastructure Portfolio

Annual Report

December 31, 2020

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	27
Liquidity Risk Management Program	28
Federal Tax Notice	29
Privacy Notice	30
Director and Officer Information	33

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Global Infrastructure Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2021

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Expense Example (unaudited)

Global Infrastructure Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Actual Ending Account Value 12/31/20	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Infrastructure Portfolio Class I	$1,000.00	$1,100.00	$1,020.26	$5.12	$4.93	0.97%
Global Infrastructure Portfolio Class A	1,000.00	1,098.40	1,019.05	6.38	6.14	1.21
Global Infrastructure Portfolio Class L	1,000.00	1,095.50	1,016.19	9.38	9.02	1.78
Global Infrastructure Portfolio Class C	1,000.00	1,093.70	1,014.73	10.89	10.48	2.07
Global Infrastructure Portfolio Class IS	1,000.00	1,100.00	1,020.41	4.96	4.77	0.94
Global Infrastructure Portfolio Class IR	1,000.00	1,100.30	1,020.41	4.96	4.77	0.94

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited)

Global Infrastructure Portfolio

The Fund seeks to provide both capital appreciation and income.

Performance

For the fiscal year ended December 31, 2020, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –1.45%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the Dow Jones Brookfield Global Infrastructure IndexSM (the "Index"), which returned –6.97%, but underperformed the S&P Global BMI Index, a proxy for global equities, which returned 16.78%.

Factors Affecting Performance

•  Infrastructure shares declined 6.97% in the year ending December 31, 2020, as measured by the Index. From a sector perspective, water & waste, communications, European regulated utilities, electricity transmission & distribution, and toll roads outperformed the Index, while gas midstream, pipeline companies, ports, airports, diversified, and gas distribution utilities underperformed.

•  Overall for 2020, global listed infrastructure securities performed poorly relative to the broader equity markets due to exposure to industries directly impacted by COVID-19, exposure to sectors anticipated to be adversely impacted by the "green" energy transition, as well as infrastructure's perceived defensiveness in a largely pro-cyclical market following the first quarter 2020 equity market lows. In fact, on a full-year basis, infrastructure securities trailed global equities by a wider margin than in any calendar year period post-Global Financial Crisis, with global equities finishing solidly in positive territory for the year while infrastructure securities remained in the red. 2020 was a broadly thematic market, where asset classes fitting into "en vogue" themes (e.g., work-from-home, energy transition) performed well, largely untethered to fundamental trends. After the depths of the pandemic in March 2020, investors also used the comfort of central bank and government "backstops" to broadly bid up equity share prices, as long as the companies being bid were not perceived to have risks associated with future impairment brought on by disruption. In this market, that meant companies with resilient operating fundamentals but little operating leverage were not rewarded. As a result, infrastructure was negatively impacted in 2020 both in sectors with direct, fundamental challenges brought on by the pandemic, as well as those sectors traditionally known for their resilience. In some ways, it was a perfect storm impacting an asset class where utilities, transportation and energy infrastructure combined represent roughly 80% of the Index. However, the difficult year experienced in 2020 may also present an opportunity moving forward.

•  For the full-year 2020, the Fund outperformed the Index. From a bottom-up perspective, the Fund benefited from favorable stock selection in the gas distribution utilities, communications and pipeline companies sectors, which was offset by adverse stock selection in the airports, water & waste, and diversified sectors. From a top-down perspective, the Fund benefited from out-of-benchmark positions in renewables and railroads, underweights to gas midstream and pipeline companies, and an overweight to water & waste, which was only modestly offset by underweights to communications and diversified and an overweight to toll roads.

Management Strategies

•  We remain committed to our core investment philosophy as an infrastructure value investor. As value-oriented, bottom-up driven investors, our investment perspective is that over the medium and long term, the key factor in determining the performance of infrastructure securities will be underlying infrastructure asset values. Given the large and growing private infrastructure market, we believe that there are limits as to the level of premium or discount at which the public sector should trade relative to its underlying private infrastructure value. These limits can be viewed as the point at which the arbitrage opportunity between owning infrastructure in the private versus public markets becomes compelling. In aiming to achieve core infrastructure exposure in a cost-effective manner, we invest in equity securities of publicly listed infrastructure companies we believe offer the best value relative to their underlying infrastructure value and Net Asset Value growth prospects.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

Global Infrastructure Portfolio

•  Our research currently leads us to an overweighting in the Fund to a group of companies in the toll roads, water & waste, airports and gas midstream sectors, and an underweighting to companies in the electricity transmission & distribution, pipeline companies, communications, European regulated utilities, gas distribution utilities and diversified sectors. Our weighting to ports is roughly in line with the Index. Finally, we continue to retain out-of-benchmark positions in renewables, railroads and certain other utilities that are not contained in the Index.

•  Looking forward into 2021, we are highly constructive on infrastructure securities. The relative underperformance of infrastructure versus the broader equity markets has been extreme, and we look for some of that gap to converge, in particular given the fact that fundamental deterioration for infrastructure was much more modest than that for the broader market outside of airports and toll roads, two areas directly impacted by work-from-home policies and the pandemic. Indeed, even in the area of energy infrastructure, where overall demand for natural gas, crude oil and natural gas liquids was reduced as a result of the pandemic, actual cash flow per share revisions were quite modest overall, and in select cases cash flows continued to grow.

•  As a general comment, we view valuations in infrastructure securities as attractive, particularly in a relative sense, and believe there are fundamental tailwinds across all sectors, with recovery anticipated in transportation and energy. We acknowledge that rising interest rates may be a short-term headwind for select areas of infrastructure and the equity markets more broadly, but we do not anticipate that headwind to be material or long lasting. Core to this belief is that while we do believe risk-free sovereign rates have scope to rise, we do not believe they will rise to extreme levels, and indeed are likely to remain lower than base rates prior to the pandemic (recall, the U.S. 10-year Treasury yield was roughly 1.90% entering 2020).(i) Furthermore, we believe the velocity of change matters more than the absolute levels, and there is no indication central banks will materially alter their messaging in 2021, prompting a "taper tantrum." Finally, we believe this rise in rates is likely the result of increased expectations with regard to growth and inflation, both positive inputs to infrastructure cash flows through demand and pricing increases.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C, IS and IR shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

(i)  Source: Bloomberg L.P.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

Global Infrastructure Portfolio

Performance Compared to the Dow Jones Brookfield Global Infrastructure IndexSM(1), the S&P Global BMI Index(2), and the Lipper Global Infrastructure Funds Index(3)

	Period Ended December 31, 2020 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Fund — Class I Shares w/o sales charges(5)	–1.45%	8.59%	9.26%	9.51%
Fund — Class A Shares w/o sales charges(5)	–1.69	8.33	8.98	9.23
Fund — Class A Shares with maximum 5.25% sales charges(5)	–6.86	7.16	8.39	8.66
Fund — Class L Shares w/o sales charges(5)	–2.27	7.71	8.38	8.62
Fund — Class C Shares w/o sales charges(7)	–2.53	7.41	—	2.93
Fund — Class C Shares with maximum 1.00% deferred sales charges(7)	–3.47	7.41	—	2.93
Fund — Class IS Shares w/o sales charges(6)	–1.37	8.54	—	7.01
Fund — Class IR Shares w/o sales charges(8)	–1.43	—	—	7.58
Dow Jones Brookfield Global Infrastructure IndexSM	–6.97	7.52	8.15	8.54
S&P Global BMI Index	16.78	12.66	9.60	10.43
Lipper Global Infrastructure Funds Index	–1.22	8.50	N/A	N/A

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Dow Jones Brookfield Global Infrastructure IndexSM is a float-adjusted market capitalization weighted index that measures the stock performance of companies that exhibit strong infrastructure characteristics. The Index intends to measure all sectors of the infrastructure market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Standard & Poor's Global BMI Index (S&P Global BMI Index) is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements. The index members represents developed and emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Global Infrastructure Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Infrastructure Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Global Infrastructure Funds classification. The history of this Index began in October 2011. Therefore, there are no 10 Years and Since Inception return data available and the Index is not shown on the graph.

(4)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(5)  Commenced operations on September 20, 2010.

(6)  Commenced offering on September 13, 2013.

(7)  Commenced offering on April 30, 2015.

(8)  Commenced offering on June 15. 2018.

(9)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments

Global Infrastructure Portfolio

	Shares	Value (000)
Common Stocks (97.3%)
Australia (4.8%)
Atlas Arteria Ltd. (Units) (a)	670,672	$3,373
Sydney Airport (Units) (a)(b)	546,658	2,706
Transurban Group (Units) (a)	725,802	7,648
		13,727
Brazil (0.3%)
Energisa SA (Units) (a)	102,700	1,041
Canada (10.5%)
Canadian National Railway Co.	31,559	3,469
Enbridge, Inc.	227,508	7,276
Gibson Energy, Inc. (c)	576,020	9,304
Keyera Corp. (c)	81,191	1,443
Pembina Pipeline Corp. (c)	96,908	2,292
TC Energy Corp.	159,384	6,480
		30,264
China (7.6%)
China Everbright Environment Group Ltd. (d)	12,491,000	7,056
China Gas Holdings Ltd. (d)	2,202,800	8,729
China Merchants Port Holdings Co., Ltd. (d)	1,315,921	1,611
China Tower Corp. Ltd. H Shares (d)	8,210,000	1,208
Jiangsu Expressway Co., Ltd. H Shares (d)	2,104,000	2,353
Zhejiang Expressway Co., Ltd., Class H (d)	1,000,000	846
		21,803
Denmark (0.1%)
Orsted A/S	1,716	351
France (6.2%)
Aeroports de Paris (b)	8,382	1,085
Getlink SE (b)	176,170	3,048
Vinci SA	137,069	13,653
		17,786
Hong Kong (1.0%)
Power Assets Holdings Ltd.	522,000	2,827
India (2.2%)
Azure Power Global Ltd. (b)	153,843	6,272
Italy (3.3%)
Atlantia SpA (b)	89,364	1,614
Infrastrutture Wireless Italiane SpA	276,000	3,346
Snam SpA	293,940	1,660
Terna Rete Elettrica Nazionale SpA	361,687	2,779
		9,399
Japan (2.3%)
Central Japan Railway Co.	12,900	1,824
East Japan Railway Co.	70,600	4,710
		6,534
Mexico (4.5%)
Grupo Aeroportuario del Pacifico SAB de CV (b)	208,933	2,331
Grupo Aeroportuario del Sureste SAB de CV, Class B (b)	149,567	2,478
Promotora y Operadora de Infraestructura SAB de CV	922,895	8,183
		12,992
	Shares	Value (000)
New Zealand (0.9%)
Auckland International Airport Ltd. (b)	492,829	$2,695
Spain (4.1%)
Aena SME SA (b)	21,427	3,725
Cellnex Telecom SA	65,911	3,958
Ferrovial SA	144,910	4,007
		11,690
Switzerland (1.0%)
Flughafen Zurich AG (Registered) (b)	15,998	2,823
United Kingdom (5.4%)
National Grid PLC	925,006	10,931
Pennon Group PLC	182,040	2,356
Severn Trent PLC	69,294	2,163
		15,450
United States (43.1%)
Ameren Corp.	39,370	3,073
American Electric Power Co., Inc.	49,140	4,092
American Tower Corp. REIT	92,071	20,666
American Water Works Co., Inc.	35,924	5,513
Atmos Energy Corp.	58,416	5,575
Avangrid, Inc.	58,638	2,665
Cheniere Energy, Inc. (b)	95,582	5,738
CMS Energy Corp.	35,967	2,194
Crown Castle International Corp. REIT	91,540	14,572
Edison International	89,235	5,606
Essential Utilities, Inc.	138,891	6,568
Eversource Energy	61,223	5,296
NiSource, Inc.	197,202	4,524
ONEOK, Inc.	185,333	7,113
Republic Services, Inc.	20,342	1,959
SBA Communications Corp. REIT	24,727	6,976
Sempra Energy	62,191	7,924
Targa Resources Corp.	150,670	3,975
Waste Management, Inc.	27,971	3,299
Williams Cos., Inc. (The)	204,730	4,105
Xcel Energy, Inc.	37,781	2,519
		123,952
Total Common Stocks (Cost $219,501)		279,606
Short-Term Investments (1.2%)
Securities held as Collateral on Loaned Securities (0.4%)
Investment Company (0.3%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	1,020,135	1,020
	Face Amount (000)
Repurchase Agreements (0.1%)
Barclays Capital, Inc., (0.05%, dated 12/31/20, due 1/4/21; proceeds $31; fully collateralized by a U.S. Government obligation; 1.63% due 11/15/22; valued at $32)	$31	31

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments (cont'd)

Global Infrastructure Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
HSBC Securities USA, Inc., (0.05%, dated 12/31/20, due 1/4/21; proceeds $121; fully collateralized by a U.S. Government obligation; 0.15% due 10/31/22; valued at $124)	$121	$121
Merrill Lynch & Co., Inc., (0.06%, 12/31/20, due 1/4/21; proceeds $13; fully collateralized by a U.S. Government obligation; 2.50% due 5/15/46; valued at $13)	13	13
		165
Total Securities held as Collateral on Loaned Securities (Cost $1,185)		1,185
	Shares
Investment Company (0.8%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $2,329)	2,329,299	2,329
Total Short-Term Investments (Cost $3,514)		3,514
Total Investments (98.5%) (Cost $223,015) Including $4,509 of Securities Loaned (e)(f)		283,120
Other Assets in Excess of Liabilities (1.5%)		4,235
Net Assets (100.0%)		$287,355

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(b)  Non-income producing security.

(c)  All or a portion of this security was on loan at December 31, 2020.

(d)  Security trades on the Hong Kong exchange.

(e)  The approximate fair value and percentage of net assets, $106,126,000 and 36.9%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(f)  At December 31, 2020, the aggregate cost for federal income tax purposes is approximately $231,539,000. The aggregate gross unrealized appreciation is approximately $55,276,000 and the aggregate gross unrealized depreciation is approximately $3,695,000, resulting in net unrealized appreciation of approximately $51,581,000.

REIT  Real Estate Investment Trust.

Portfolio Composition*

Classification	Percentage of Total Investments
Oil & Gas Storage & Transportation	27.0%
Communications	18.0
Electricity Transmission & Distribution	13.4
Other**	11.0
Toll Roads	9.6
Water	8.4
Airports	6.3
Diversified	6.3
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2020.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Global Infrastructure Portfolio

Statement of Assets and Liabilities	December 31, 2020 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $219,666)	$279,771
Investment in Security of Affiliated Issuer, at Value (Cost $3,349)	3,349
Total Investments in Securities, at Value (Cost $223,015)	283,120
Foreign Currency, at Value (Cost $189)	190
Receivable for Investments Sold	8,283
Dividends Receivable	777
Receivable for Fund Shares Sold	51
Tax Reclaim Receivable	14
Receivable from Securities Lending Income	1
Receivable from Affiliate	—	@
Other Assets	70
Total Assets	292,506
Liabilities:
Payable for Investments Purchased	2,844
Collateral on Securities Loaned, at Value	1,185
Payable for Advisory Fees	479
Payable for Fund Shares Redeemed	407
Payable for Sub Transfer Agency Fees — Class I	13
Payable for Sub Transfer Agency Fees — Class A	27
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Shareholder Services Fees — Class A	45
Payable for Distribution and Shareholder Services Fees — Class L	2
Payable for Distribution and Shareholder Services Fees — Class C	2
Payable for Directors' Fees and Expenses	41
Payable for Administration Fees	20
Payable for Custodian Fees	19
Payable for Professional Fees	16
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	10
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Transfer Agency Fees — Class IR	—	@
Other Liabilities	38
Total Liabilities	5,151
Net Assets	$287,355
Net Assets Consist of:
Paid-in-Capital	$228,707
Total Distributable Earnings	58,648
Net Assets	$287,355

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Global Infrastructure Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2020 (000)
CLASS I:
Net Assets	$68,255
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	4,715,365
Net Asset Value, Offering and Redemption Price Per Share	$14.47
CLASS A:
Net Assets	$213,128
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	14,761,597
Net Asset Value, Redemption Price Per Share	$14.44
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.80
Maximum Offering Price Per Share	$15.24
CLASS L:
Net Assets	$3,163
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	219,666
Net Asset Value, Offering and Redemption Price Per Share	$14.40
CLASS C:
Net Assets	$2,787
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	196,571
Net Asset Value, Offering and Redemption Price Per Share	$14.18
CLASS IS:
Net Assets	$11
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	786
Net Asset Value, Offering and Redemption Price Per Share	$14.40
CLASS IR:
Net Assets	$11
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	766
Net Asset Value, Offering and Redemption Price Per Share	$14.47
(1) Including: Securities on Loan, at Value:	$4,509

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Global Infrastructure Portfolio

Statement of Operations	Year Ended December 31, 2020 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $344 of Foreign Taxes Withheld)	$5,500
Dividends from Security of Affiliated Issuer (Note G)	21
Income from Securities Loaned — Net	12
Total Investment Income	5,533
Expenses:
Advisory Fees (Note B)	2,423
Shareholder Services Fees — Class A (Note D)	528
Distribution and Shareholder Services Fees — Class L (Note D)	24
Distribution and Shareholder Services Fees — Class C (Note D)	26
Administration Fees (Note C)	228
Sub Transfer Agency Fees — Class I	90
Sub Transfer Agency Fees — Class A	141
Sub Transfer Agency Fees — Class L	2
Sub Transfer Agency Fees — Class C	2
Professional Fees	103
Registration Fees	82
Custodian Fees (Note F)	56
Transfer Agency Fees — Class I (Note E)	4
Transfer Agency Fees — Class A (Note E)	39
Transfer Agency Fees — Class L (Note E)	3
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class IS (Note E)	2
Transfer Agency Fees — Class IR (Note E)	2
Shareholder Reporting Fees	50
Directors' Fees and Expenses	6
Pricing Fees	4
Interest Expenses	1
Other Expenses	21
Total Expenses	3,840
Waiver of Advisory Fees (Note B)	(294)
Reimbursement of Class Specific Expenses — Class I (Note B)	(74)
Reimbursement of Class Specific Expenses — Class A (Note B)	(137)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IR (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(8)
Net Expenses	3,320
Net Investment Income	2,213
Realized Gain:
Investments Sold	11,287
Foreign Currency Translation	22
Net Realized Gain	11,309
Change in Unrealized Appreciation (Depreciation):
Investments	(20,248)
Foreign Currency Translation	(3)
Net Change in Unrealized Appreciation (Depreciation)	(20,251)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(8,942)
Net Decrease in Net Assets Resulting from Operations	$(6,729)
The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Global Infrastructure Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2020 (000)	Year Ended December 31, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$2,213	$7,490
Net Realized Gain	11,309	8,302
Net Change in Unrealized Appreciation (Depreciation)	(20,251)	65,191
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,729)	80,983
Dividends and Distributions to Shareholders:
Class I	(3,110)	(2,674)
Class A	(9,011)	(6,686)
Class L	(116)	(83)
Class C	(101)	(60)
Class IS	(1)	(— @)
Class IR	(— @)	(— @)
Total Dividends and Distributions to Shareholders	(12,339)	(9,503)
Capital Share Transactions:(1)
Class I:
Subscribed	13,904	16,736
Distributions Reinvested	3,105	2,669
Redeemed	(33,838)	(11,724)
Class A:
Subscribed	4,503	4,129
Distributions Reinvested	8,847	6,562
Redeemed	(26,201)	(32,462)
Class L:
Exchanged	39	2
Distributions Reinvested	113	81
Redeemed	(491)	(985)
Class C:
Subscribed	417	146
Distributions Reinvested	100	60
Redeemed	(438)	(465)
Class IS:
Subscribed	—	3,143
Distributions Reinvested	1	— @
Redeemed	—	(32,096)
Class IR:
Distributions Reinvested	— @	— @
Net Decrease in Net Assets Resulting from Capital Share Transactions	(29,939)	(44,204)
Total Increase (Decrease) in Net Assets	(49,007)	27,276
Net Assets:
Beginning of Period	336,362	309,086
End of Period	$287,355	$336,362

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Global Infrastructure Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2020 (000)	Year Ended December 31, 2019 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	963	1,194
Shares Issued on Distributions Reinvested	215	177
Shares Redeemed	(2,279)	(826)
Net Increase (Decrease) in Class I Shares Outstanding	(1,101)	545
Class A:
Shares Subscribed	317	280
Shares Issued on Distributions Reinvested	614	435
Shares Redeemed	(1,850)	(2,261)
Net Decrease in Class A Shares Outstanding	(919)	(1,546)
Class L:
Shares Exchanged	2	— @@
Shares Issued on Distributions Reinvested	8	5
Shares Redeemed	(34)	(70)
Net Decrease in Class L Shares Outstanding	(24)	(65)
Class C:
Shares Subscribed	30	10
Shares Issued on Distributions Reinvested	7	4
Shares Redeemed	(33)	(34)
Net Increase (Decrease) in Class C Shares Outstanding	4	(20)
Class IS:
Shares Subscribed	—	224
Shares Issued on Distributions Reinvested	— @@	— @@
Shares Redeemed	—	(2,198)
Net Increase (Decrease) in Class IS Shares Outstanding	— @@	(1,974)
Class IR:
Shares Issued on Distributions Reinvested	— @@	— @@

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Global Infrastructure Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$15.37		$12.39		$14.64		$14.02		$12.59
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.13		0.35		0.31		0.44		0.40
Net Realized and Unrealized Gain (Loss)	(0.36)		3.11		(1.45)		1.33		1.55
Total from Investment Operations	(0.23)		3.46		(1.14)		1.77		1.95
Distributions from and/or in Excess of:
Net Investment Income	(0.40)		(0.36)		(0.37)		(0.42)		(0.37)
Net Realized Gain	(0.27)		(0.12)		(0.74)		(0.73)		(0.15)
Total Distributions	(0.67)		(0.48)		(1.11)		(1.15)		(0.52)
Net Asset Value, End of Period	$14.47		$15.37		$12.39		$14.64		$14.02
Total Return(3)	(1.45)%		27.94%		(8.02)%		12.70%		15.55%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$68,255		$89,371		$65,311		$95,219		$58,794
Ratio of Expenses Before Expense Limitation	1.18%		1.16%		1.16%		1.08%		1.04%
Ratio of Expenses After Expense Limitation	0.97	%(4)	0.97	%(4)	0.97	%(4)	0.91	%(4)(5)	0.85	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.97	%(4)	0.97	%(4)	N/A		N/A		N/A
Ratio of Net Investment Income	0.94	%(4)	2.40	%(4)	2.21	%(4)	2.93	%(4)	2.85	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.01%		0.01%
Portfolio Turnover Rate	62%		30%		43%		45%		48%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.97% for Class I shares. Prior to July 1, 2017, the maximum ratio was 0.87% for Class I shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Global Infrastructure Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$15.33		$12.36		$14.60		$13.99		$12.56
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.11		0.31		0.28		0.39		0.36
Net Realized and Unrealized Gain (Loss)	(0.37)		3.10		(1.45)		1.33		1.55
Total from Investment Operations	(0.26)		3.41		(1.17)		1.72		1.91
Distributions from and/or in Excess of:
Net Investment Income	(0.36)		(0.32)		(0.33)		(0.38)		(0.33)
Net Realized Gain	(0.27)		(0.12)		(0.74)		(0.73)		(0.15)
Total Distributions	(0.63)		(0.44)		(1.07)		(1.11)		(0.48)
Net Asset Value, End of Period	$14.44		$15.33		$12.36		$14.60		$13.99
Total Return(3)	(1.69)%		27.62%		(8.22)%		12.37%		15.29%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$213,128		$240,350		$212,919		$278,780		$275,481
Ratio of Expenses Before Expense Limitation	1.38%		1.37%		1.37%		1.38%		1.37%
Ratio of Expenses After Expense Limitation	1.21	%(4)	1.21	%(4)	1.21	%(4)	1.15	%(4)(5)	1.10	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.21	%(4)	1.21	%(4)	N/A		N/A		N/A
Ratio of Net Investment Income	0.74	%(4)	2.16	%(4)	2.00	%(4)	2.63	%(4)	2.60	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.01%		0.01%
Portfolio Turnover Rate	62%		30%		43%		45%		48%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.21% for Class A shares. Prior to July 1, 2017, the maximum ratio was 1.11% for Class A shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Global Infrastructure Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$15.29		$12.33		$14.55		$13.94		$12.52
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.02		0.23		0.20		0.31		0.28
Net Realized and Unrealized Gain (Loss)	(0.36)		3.08		(1.44)		1.33		1.54
Total from Investment Operations	(0.34)		3.31		(1.24)		1.64		1.82
Distributions from and/or in Excess of:
Net Investment Income	(0.28)		(0.23)		(0.24)		(0.30)		(0.25)
Net Realized Gain	(0.27)		(0.12)		(0.74)		(0.73)		(0.15)
Total Distributions	(0.55)		(0.35)		(0.98)		(1.03)		(0.40)
Net Asset Value, End of Period	$14.40		$15.29		$12.33		$14.55		$13.94
Total Return(3)	(2.27)%		26.87%		(8.73)%		11.80%		14.57%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,163		$3,718		$3,805		$5,634		$5,534
Ratio of Expenses Before Expense Limitation	1.94%		1.93%		1.87%		1.95%		1.95%
Ratio of Expenses After Expense Limitation	1.78	%(4)	1.78	%(4)	1.78	%(4)	1.72	%(4)(5)	1.67	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.78	%(4)	1.78	%(4)	N/A		N/A		N/A
Ratio of Net Investment Income	0.17	%(4)	1.58	%(4)	1.41	%(4)	2.06	%(4)	2.03	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.01%		0.01%
Portfolio Turnover Rate	62%		30%		43%		45%		48%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.78% for Class L shares. Prior to July 1, 2017, the maximum ratio was 1.68% for Class L shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Global Infrastructure Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$15.08		$12.17		$14.36		$13.81		$12.47
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.02)		0.18		0.16		0.29		0.26
Net Realized and Unrealized Gain (Loss)	(0.36)		3.05		(1.42)		1.28		1.52
Total from Investment Operations	(0.38)		3.23		(1.26)		1.57		1.78
Distributions from and/or in Excess of:
Net Investment Income	(0.25)		(0.20)		(0.19)		(0.29)		(0.29)
Net Realized Gain	(0.27)		(0.12)		(0.74)		(0.73)		(0.15)
Total Distributions	(0.52)		(0.32)		(0.93)		(1.02)		(0.44)
Net Asset Value, End of Period	$14.18		$15.08		$12.17		$14.36		$13.81
Total Return(3)	(2.53)%		26.55%		(9.02)%		11.42%		14.35%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,787		$2,901		$2,580		$3,601		$784
Ratio of Expenses Before Expense Limitation	2.22%		2.20%		2.20%		2.23%		2.69%
Ratio of Expenses After Expense Limitation	2.07	%(4)	2.07	%(4)	2.07	%(4)	2.02	%(4)(5)	1.96	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	2.07	%(4)	2.07	%(4)	N/A		N/A		N/A
Ratio of Net Investment Income	(0.12	)%(4)	1.30	%(4)	1.14	%(4)	1.96	%(4)	1.90	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.01%		0.01%
Portfolio Turnover Rate	62%		30%		43%		45%		48%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.07% for Class C shares. Prior to July 1, 2017, the maximum ratio was 1.97% for Class C shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Global Infrastructure Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$15.29		$12.38		$14.63		$14.02		$12.58
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.15		0.38		0.32		0.45		0.43
Net Realized and Unrealized Gain (Loss)	(0.37)		3.01		(1.46)		1.32		1.53
Total from Investment Operations	(0.22)		3.39		(1.14)		1.77		1.96
Distributions from and/or in Excess of:
Net Investment Income	(0.40)		(0.36)		(0.37)		(0.43)		(0.37)
Net Realized Gain	(0.27)		(0.12)		(0.74)		(0.73)		(0.15)
Total Distributions	(0.67)		(0.48)		(1.11)		(1.16)		(0.52)
Net Asset Value, End of Period	$14.40		$15.29		$12.38		$14.63		$14.02
Total Return(3)	(1.37)%		27.31%		(7.92)%		12.65%		15.66%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$11		$11		$24,462		$9,516		$5,921
Ratio of Expenses Before Expense Limitation	20.65%		1.05%		1.05%		1.06%		1.08%
Ratio of Expenses After Expense Limitation	0.94	%(4)	0.94	%(4)	0.94	%(4)	0.89	%(4)(5)	0.83	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.94	%(4)	0.94	%(4)	N/A		N/A		N/A
Ratio of Net Investment Income	1.03	%(4)	2.71	%(4)	2.26	%(4)	2.95	%(4)	3.02	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.01%		0.01%
Portfolio Turnover Rate	62%		30%		43%		45%		48%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.94% for Class IS shares. Prior to July 1, 2017, the maximum ratio was 0.84% for Class IS shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Global Infrastructure Portfolio

	Class IR
	Year Ended December 31,				Period from June 15, 2018(1) to
Selected Per Share Data and Ratios	2020		2019		December 31, 2018
Net Asset Value, Beginning of Period	$15.36		$12.38		$14.10
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.15		0.35		0.20
Net Realized and Unrealized Gain (Loss)	(0.37)		3.11		(0.81)
Total from Investment Operations	(0.22)		3.46		(0.61)
Distributions from and/or in Excess of:
Net Investment Income	(0.40)		(0.36)		(0.37)
Net Realized Gain	(0.27)		(0.12)		(0.74)
Total Distributions	(0.67)		(0.48)		(1.11)
Net Asset Value, End of Period	$14.47		$15.36		$12.38
Total Return(3)	(1.43)%		27.99%		(4.54	)%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period, (Thousands)	$11		$11		$9
Ratio of Expenses Before Expense Limitation	19.68%		19.62%		18.47	%(7)
Ratio of Expenses After Expense Limitation	0.94	%(4)	0.94	%(4)	0.94	%(4)(7)
Ratios of Expenses After Expense Limitation Excluding Interest Expenses	0.94	%(4)	0.94	%(4)	N/A
Ratio of Net Investment Income	1.03	%(4)	2.65	%(4)	2.67	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)(7)
Portfolio Turnover Rate	62%		30%		43%

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-one separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Infrastructure Portfolio. The Fund seeks to provide both capital appreciation and income.

The Fund offers six classes of shares — Class I, Class A, Class L, Class C, Class IS and Class IR. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Airports	$4,809	$13,034	$—	$17,843
Commercial Services & Supplies	3,299	—	—	3,299
Communications	42,214	8,512	—	50,726
Diversified	—	17,660	—	17,660
Electricity Transmission & Distribution	20,178	17,578	—	37,756
Oil & Gas Storage & Transportation	65,749	10,389	—	76,138
Ports	—	1,611	—	1,611
Railroads	3,469	6,534	—	10,003
Renewables	6,272	351	—	6,623

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Toll Roads	$8,183	$18,882	$—	$27,065
Utilities	7,226	—	—	7,226
Water	12,081	11,575	—	23,656
Total Common Stocks	173,480	106,126	—	279,606
Short-Term Investments
Investment Company	3,349	—	—	3,349
Repurchase Agreements	—	165	—	165
Total Short-Term Investments	3,349	165	—	3,514
Total Assets	$176,829	$106,291	$—	$283,120

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2020:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$4,509	(a)	$—	$(4,509	)(b)(c)	$0

(a) Represents market value of loaned securities at year end.

(b) The Fund received cash collateral of approximately $1,185,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $3,553,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2020:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$1,185	$—	$—	$—	$1,185
Total Borrowings	$1,185	$—	$—	$—	$1,185
Gross amount of recognized liabilities for securities lending transactions					$1,185

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.85% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.97% for Class I shares, 1.21% for Class A shares, 1.78% for Class L shares, 2.07% for Class C shares, 0.94% for Class IS shares and 0.94% for Class IR shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2020, approximately $294,000 of advisory fees were waived and approximately $218,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2020, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $173,543,000 and $212,482,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2020.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2020, advisory fees paid were reduced by approximately $8,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2020 is as follows:

Affiliated Investment Company	Value December 31, 2019 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$9,217	$94,290	$100,158	$21
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2020 (000)
Liquidity Funds	$—	$—	$3,349

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2020, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2020 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

tax purposes. The tax character of distributions paid during fiscal years 2020 and 2019 was as follows:

2020 Distributions Paid From:		2019 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$7,160	$5,179	$7,000	$2,503

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2020.

At December 31, 2020, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$271	$6,848

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2020, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2020, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 51.3%.

K. Market Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Infrastructure Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Infrastructure Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Infrastructure Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2021

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2020. For corporate shareholders 24.11% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $5,179,000 as a long-term capital gain distribution. In addition, the Fund designated approximately $545,000 of its distributions paid as qualified business income.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2020. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $5,976,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $342,000 and has derived net income from sources within foreign countries amounting to approximately $4,163,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				79

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP plc (November 2010May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020); and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	79	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	80

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015) Chairman, Opus Capital Group (1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	80

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	79	Director of NVR, Inc. (home construction).

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	80	Director, Rubicon Investment (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the fixed Income Sub-Committee of the Investment committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				79	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	80	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Boards since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	79	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2020) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 1633 Broadway New York, NY 10019 Birth Year: 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

37

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2021 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFISGIANN
3386881 EXP 02.28.22

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Opportunity Portfolio

Annual Report

December 31, 2020

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	29
Liquidity Risk Management Program	30
Federal Tax Notice	31
Privacy Notice	32
Director and Officer Information	35

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Global Opportunity Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2021

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Expense Example (unaudited)

Global Opportunity Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Actual Ending Account Value 12/31/20	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Opportunity Portfolio Class I	$1,000.00	$1,337.50	$1,020.46	$5.46	$4.72	0.93%
Global Opportunity Portfolio Class A	1,000.00	1,335.50	1,019.10	7.04	6.09	1.20
Global Opportunity Portfolio Class L	1,000.00	1,335.50	1,018.90	7.28	6.29	1.24
Global Opportunity Portfolio Class C	1,000.00	1,330.70	1,015.48	11.25	9.73	1.92
Global Opportunity Portfolio Class IS	1,000.00	1,338.00	1,021.96	4.88	4.22	0.83
Global Opportunity Portfolio Class IR	1,000.00	1,338.20	1,021.96	4.88	4.22	0.83

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited)

Global Opportunity Portfolio

The Fund seeks long-term capital appreciation.

The Portfolio closed to new investors effective December 31, 2020, to preserve the ability of the investment team to manage the Portfolio effectively for current shareholders.(i)

Performance

For the fiscal year ended December 31, 2020, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 55.47%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI All Country World Net Index (the "Index"), which returned 16.25%.

Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Equity markets rebounded after the volatility seen in the first quarter of 2020, which has been driven by a broad sell-off due to concerns regarding COVID-19 and its potential impacts to global economic activity. The rebound was a result of a general market recovery from the COVID-19-related decline earlier in the year, as well as optimism following successful COVID-19 vaccine trials and rollouts in various countries. Uncertainty surrounding U.S.-China tensions, U.S. elections and Brexit negotiations also affected markets during the year.

•  Global equity markets advanced by 16.25% for the 12-month period ended December 31, 2020, as measured by the Index. Our team remained focused on assessing company prospects over a longer-term period of three to five years, and owning a portfolio of high quality companies with diverse business drivers not tied to a particular market environment.

•  The team manages concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. Our longer-term focus results in lower turnover than many of our peers. The value added or detracted in any period of time will typically result from stock selection, given our philosophy and process. For the 12-month period, the Fund outperformed the Index due to favorable stock selection and sector allocation.

•  The primary contributors to the Fund's relative performance were our stock selection in the consumer discretionary and information technology sectors, along with our sector overweight position in the information technology sector.

•  The main detractors from relative performance were our sector underweight positions in the materials and health care sectors and stock selection in the materials sector.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. The Fund seeks long-term capital appreciation by investing globally in high quality established and emerging companies that the investment team believes are undervalued at the time of purchase. To help achieve its objective, the investment team typically favors companies it believes have sustainable competitive advantages that can be monetized through growth. The investment process integrates analysis of sustainability with respect to disruptive change, financial strength, environmental and social externalities and governance (also referred to as ESG).

•  At the close of the period, information technology represented the largest sector weight in the Fund, followed by consumer discretionary and communication services. Our bottom-up investment process resulted in sector overweight positions in consumer discretionary, information technology and communication services, and underweight positions in health care, financials, consumer staples, materials, energy, utilities and real estate. The Fund had no energy, real estate and utilities holdings at the end of the reporting period.

(i)  For more details, please visit: https://www.morganstanley.com/im/publication/mutualfund/material/notice_mf_globalopportunity.pdf

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

Global Opportunity Portfolio

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C, IS and IR shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI All Country World Net Index(1), the Lipper Global Large-Cap Growth Funds Index(2) and the Lipper Global Multi-Cap Growth Funds Index(3)

	Period Ended December 31, 2020 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Fund — Class I Shares w/o sales charges(5)	55.47%	24.57%	18.97%	16.18%
Fund — Class A Shares w/o sales charges(5)	55.03	24.17	18.60	20.72
Fund — Class A Shares with maximum 5.25% sales charges(5)	46.88	22.84	17.96	20.11
Fund — Class L Shares w/o sales charges(5)	54.99	24.10	18.53	15.76
Fund — Class C Shares w/o sales charges(7)	53.99	23.32	—	21.33
Fund — Class C Shares with maximum 1.00% deferred sales charges(7)	52.99	23.32	—	21.33
Fund — Class IS Shares w/o sales charges(6)	55.67	24.62	—	23.25
Fund — Class IR Shares w/o sales charges(8)	55.66	—	—	23.65
MSCI All Country World Net Index	16.25	12.26	9.13	6.31
Lipper Global Large-Cap Growth Funds Index	27.24	15.47	11.34	7.99
Lipper Global Multi-Cap Growth Funds Index	36.37	16.21	10.95	8.47

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI All Country World Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

Global Opportunity Portfolio

(2)  The Lipper Global Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Global Large-Cap Growth Funds classification. The Funds' Lipper category changed from Lipper Global Multi-Cap Growth Funds to Lipper Global Large-Cap Growth Funds.

(3)  The Lipper Global Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

(4)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(5)  On May 21, 2010 Class C and Class I shares of Van Kampen Global Growth Fund (""the Predecessor Fund"") were reorganized into Class L and Class I shares of Morgan Stanley Global Growth Portfolio (""the Fund""), respectively. Class L and Class I shares' returns of the Fund will differ from the Predecessor Fund as they have different expenses. Performance shown for the Fund's Class I and Class L shares reflects the performance of the shares of the Predecessor Fund for periods prior to May 21, 2010. The Class C and I shares of the Predecessor Fund commenced operations on May 30, 2008. Class P shares, which were renamed Class A shares effective September 9, 2013, commenced operations on May 21, 2010. In October 2010, the Morgan Stanley Global Growth Portfolio changed its name to the Morgan Stanley Global Opportunity Portfolio.

(6)  Commenced offering on September 13, 2013.

(7)  Commenced offering on April 30, 2015.

(8)  Commenced offering on June 15, 2018.

(9)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments

Global Opportunity Portfolio

	Shares	Value (000)
Common Stocks (93.6%)
Argentina (0.4%)
Globant SA (a)	142,510	$31,012
Canada (1.9%)
Shopify, Inc., Class A (a)	123,864	140,208
China (12.5%)
Alibaba Group Holding Ltd. ADR (a)	487,476	113,450
China Resources Beer Holdings Co., Ltd. (b)	3,649,333	33,559
Foshan Haitian Flavouring & Food Co., Ltd., Class A	2,496,254	76,648
Meituan Dianping, Class B (a)(b)	6,970,400	262,390
TAL Education Group ADR (a)	4,334,992	309,995
Trip.com Group Ltd. ADR (a)	2,940,740	99,191
		895,233
Denmark (3.9%)
DSV Panalpina A/S	1,657,659	278,589
France (2.6%)
Hermes International	174,276	187,395
India (5.7%)
HDFC Bank Ltd. (a)	15,972,630	314,604
ICICI Bank Ltd. ADR (a)	6,299,188	93,606
		408,210
Italy (2.5%)
Moncler SpA (a)	2,937,422	180,594
Japan (2.1%)
Keyence Corp.	266,900	150,136
Korea, Republic of (0.8%)
NAVER Corp.	205,780	55,472
United Kingdom (0.6%)
Fevertree Drinks PLC	1,189,944	41,166
United States (60.6%)
Adobe, Inc. (a)	428,143	214,123
Agilon Health Topco, Inc. (a)(c)(d) (acquisition cost — $11,376; acquired 11/7/18)	30,083	17,733
Alphabet, Inc., Class C (a)	119,844	209,952
Amazon.com, Inc. (a)	139,645	454,814
DoorDash, Inc., Class A (a)	391,158	55,838
EPAM Systems, Inc. (a)	542,816	194,518
Facebook, Inc., Class A (a)	762,177	208,196
Farfetch Ltd., Class A (a)	2,233,048	142,491
Intuitive Surgical, Inc. (a)	114,978	94,064
Martin Marietta Materials, Inc.	112,250	31,876
Mastercard, Inc., Class A	1,306,198	466,234
salesforce.com, Inc. (a)	757,242	168,509
ServiceNow, Inc. (a)	656,536	361,377
Spotify Technology SA (a)	619,807	195,028
Square, Inc., Class A (a)	890,487	193,806
Uber Technologies, Inc. (a)	8,219,922	419,216
Veeva Systems, Inc., Class A (a)	206,716	56,278
Visa, Inc., Class A	1,340,528	293,214
Walt Disney Co. (The) (a)	1,402,425	254,091
	Shares	Value (000)
Workday, Inc., Class A (a)	228,353	$54,716
Zillow Group, Inc., Class A (a)	584,811	79,499
Zoom Video Communications, Inc., Class A (a)	526,232	177,509
		4,343,082
Total Common Stocks (Cost $3,226,459)		6,711,097
Preferred Stocks (0.1%)
United States (0.1%)
Airbnb, Inc. Series D (a)(c) (acquisition cost — $1,594; acquired 4/16/14)	78,306	10,576
Magic Leap Series C (a)(c)(d) (acquisition cost — $3,175; acquired 12/22/15)	137,829	—
Total Preferred Stocks (Cost $4,769)		10,576
Short-Term Investment (7.4%)
Investment Company (7.4%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $528,671)	528,670,724	528,671
Total Investments (101.1%) (Cost $3,759,899) (e)(f)		7,250,344
Liabilities in Excess of Other Assets (–1.1%)		(81,809)
Net Assets (100.0%)		$7,168,535

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2020 amounts to approximately $28,309,000 and represents 0.4% of net assets.

(d)  At December 31, 2020, the Fund held fair valued securities valued at approximately $17,733,000, representing 0.3% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's (as defined herein) Directors.

(e)  The approximate fair value and percentage of net assets, $1,580,553,000 and 22.1%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(f)  At December 31, 2020, the aggregate cost for federal income tax purposes is approximately $3,772,915,000. The aggregate gross unrealized appreciation is approximately $3,500,594,000 and the aggregate gross unrealized depreciation is approximately $23,165,000, resulting in net unrealized appreciation of approximately $3,477,429,000.

ADR  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments (cont'd)

Global Opportunity Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Information Technology Services	18.2%
Internet & Direct Marketing Retail	15.7
Other*	15.0
Software	13.5
Interactive Media & Services	7.6
Short-Term Investments	7.3
Entertainment	6.2
Road & Rail	5.8
Banks	5.6
Textiles, Apparel & Luxury Goods	5.1
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Global Opportunity Portfolio

Statement of Assets and Liabilities	December 31, 2020 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $3,231,228)	$6,721,673
Investment in Security of Affiliated Issuer, at Value (Cost $528,671)	528,671
Total Investments in Securities, at Value (Cost $3,759,899)	7,250,344
Receivable for Investments Sold	140,328
Receivable for Fund Shares Sold	11,054
Tax Reclaim Receivable	374
Receivable from Affiliate	4
Other Assets	330
Total Assets	7,402,434
Liabilities:
Payable for Investments Purchased	198,297
Payable for Advisory Fees	11,830
Deferred Capital Gain Country Tax	11,076
Bank Overdraft	7,455
Payable for Fund Shares Redeemed	2,997
Payable for Shareholder Services Fees — Class A	353
Payable for Distribution and Shareholder Services Fees — Class L	13
Payable for Distribution and Shareholder Services Fees — Class C	362
Payable for Sub Transfer Agency Fees — Class I	428
Payable for Sub Transfer Agency Fees — Class A	140
Payable for Sub Transfer Agency Fees — Class L	4
Payable for Sub Transfer Agency Fees — Class C	29
Payable for Administration Fees	474
Payable for Custodian Fees	121
Payable for Transfer Agency Fees — Class I	26
Payable for Transfer Agency Fees — Class A	44
Payable for Transfer Agency Fees — Class L	8
Payable for Transfer Agency Fees — Class C	6
Payable for Transfer Agency Fees — Class IS	2
Payable for Transfer Agency Fees — Class IR	—	@
Payable for Professional Fees	30
Other Liabilities	204
Total Liabilities	233,899
Net Assets	$7,168,535
Net Assets Consist of:
Paid-in-Capital	$3,648,813
Total Distributable Earnings	3,519,722
Net Assets	$7,168,535

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Global Opportunity Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2020 (000)
CLASS I:
Net Assets	$4,498,617
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	100,519,329
Net Asset Value, Offering and Redemption Price Per Share	$44.75
CLASS A:
Net Assets	$1,697,016
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	39,425,251
Net Asset Value, Redemption Price Per Share	$43.04
Maximum Sales Load	5.25%
Maximum Sales Charge	$2.38
Maximum Offering Price Per Share	$45.42
CLASS L:
Net Assets	$53,675
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,264,845
Net Asset Value, Offering and Redemption Price Per Share	$42.44
CLASS C:
Net Assets	$436,790
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	10,679,226
Net Asset Value, Offering and Redemption Price Per Share	$40.90
CLASS IS:
Net Assets	$367,927
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	8,194,347
Net Asset Value, Offering and Redemption Price Per Share	$44.90
CLASS IR:
Net Assets	$114,510
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,547,062
Net Asset Value, Offering and Redemption Price Per Share	$44.96

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Global Opportunity Portfolio

Statement of Operations	Year Ended December 31, 2020 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $351 of Foreign Taxes Withheld)	$5,685
Dividends from Security of Affiliated Issuer (Note G)	976
Total Investment Income	6,661
Expenses:
Advisory Fees (Note B)	36,698
Shareholder Services Fees — Class A (Note D)	3,219
Distribution and Shareholder Services Fees — Class L (Note D)	340
Distribution and Shareholder Services Fees — Class C (Note D)	3,213
Sub Transfer Agency Fees — Class I	2,889
Sub Transfer Agency Fees — Class A	1,426
Sub Transfer Agency Fees — Class L	23
Sub Transfer Agency Fees — Class C	245
Administration Fees (Note C)	4,065
Custodian Fees (Note F)	490
Transfer Agency Fees — Class I (Note E)	112
Transfer Agency Fees — Class A (Note E)	188
Transfer Agency Fees — Class L (Note E)	34
Transfer Agency Fees — Class C (Note E)	30
Transfer Agency Fees — Class IS (Note E)	8
Transfer Agency Fees — Class IR (Note E)	2
Shareholder Reporting Fees	339
Registration Fees	338
Professional Fees	130
Directors' Fees and Expenses	73
Pricing Fees	3
Other Expenses	126
Total Expenses	53,991
Rebate from Morgan Stanley Affiliate (Note G)	(569)
Distribution Fees — Class L Shares Waived (Note D)	(204)
Net Expenses	53,218
Net Investment Loss	(46,557)
Realized Gain (Loss):
Investments Sold	235,638
Foreign Currency Translation	(390)
Net Realized Gain	235,248
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $8,210)	2,220,462
Foreign Currency Translation	37
Net Change in Unrealized Appreciation (Depreciation)	2,220,499
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	2,455,747
Net Increase in Net Assets Resulting from Operations	$2,409,190

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Global Opportunity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2020 (000)	Year Ended December 31, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(46,557)	$(19,027)
Net Realized Gain (Loss)	235,248	(32,839)
Net Change in Unrealized Appreciation (Depreciation)	2,220,499	951,506
Net Increase in Net Assets Resulting from Operations	2,409,190	899,640
Dividends and Distributions to Shareholders:
Class I	(51,005)	—
Class A	(20,135)	—
Class L	(649)	—
Class C	(5,418)	—
Class IS	(3,763)	—
Class IR	(1,303)	—
Total Dividends and Distributions to Shareholders	(82,273)	—
Capital Share Transactions:(1)
Class I:
Subscribed	1,813,374	904,534
Distributions Reinvested	47,584	—
Redeemed	(1,035,480)	(546,491)
Class A:
Subscribed	401,046	219,604
Distributions Reinvested	19,788	—
Redeemed	(362,101)	(216,191)
Class L:
Exchanged	58	46
Distributions Reinvested	592	—
Redeemed	(7,686)	(4,481)
Class C:
Subscribed	97,594	70,635
Distributions Reinvested	5,330	—
Redeemed	(58,835)	(36,622)
Class IS:
Subscribed	232,725	115,916
Distributions Reinvested	3,729	—
Redeemed	(97,484)	(4,208)
Class IR:
Distributions Reinvested	1,303	—
Net Increase in Net Assets Resulting from Capital Share Transactions	1,061,537	502,742
Total Increase in Net Assets	3,388,454	1,402,382
Net Assets:
Beginning of Period	3,780,081	2,377,699
End of Period	$7,168,535	$3,780,081
The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Global Opportunity Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2020 (000)	Year Ended December 31, 2019 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	54,601	34,981
Shares Issued on Distributions Reinvested	1,076	—
Shares Redeemed	(31,412)	(20,909)
Net Increase in Class I Shares Outstanding	24,265	14,072
Class A:
Shares Subscribed	12,366	8,760
Shares Issued on Distributions Reinvested	465	—
Shares Redeemed	(11,494)	(8,663)
Net Increase in Class A Shares Outstanding	1,337	97
Class L:
Shares Exchanged	3	2
Shares Issued on Distributions Reinvested	14	—
Shares Redeemed	(225)	(180)
Net Decrease in Class L Shares Outstanding	(208)	(178)
Class C:
Shares Subscribed	3,145	2,895
Shares Issued on Distributions Reinvested	132	—
Shares Redeemed	(1,933)	(1,514)
Net Increase in Class C Shares Outstanding	1,344	1,381
Class IS:
Shares Subscribed	6,357	4,310
Shares Issued on Distributions Reinvested	84	—
Shares Redeemed	(2,501)	(155)
Net Increase in Class IS Shares Outstanding	3,940	4,155
Class IR:
Shares Issued on Distributions Reinvested	29	—

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Global Opportunity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$29.12		$21.50		$22.94		$15.41		$16.36
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.28)		(0.12)		(0.07)		(0.06)		(0.05)
Net Realized and Unrealized Gain (Loss)	16.43		7.74		(1.20)		7.68		0.18
Total from Investment Operations	16.15		7.62		(1.27)		7.62		0.13
Distributions from and/or in Excess of:
Net Realized Gain	(0.52)		—		(0.17)		(0.09)		(1.08)
Net Asset Value, End of Period	$44.75		$29.12		$21.50		$22.94		$15.41
Total Return(3)	55.47%		35.44%		(5.66)%		49.44%		1.05%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,498,617		$2,220,219		$1,337,133		$898,008		$255,187
Ratio of Expenses Before Expense Limitation	N/A		N/A		N/A		0.99%		1.07%
Ratio of Expenses After Expense Limitation	0.92	%(4)	0.94	%(4)	0.94	%(4)(5)	0.79	%(4)	0.80	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.94	%(4)	N/A		N/A		N/A
Ratio of Net Investment Loss	(0.79	)%(4)	(0.44	)%(4)	(0.30	)%(4)	(0.31	)%(4)	(0.34	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	22%		15%		28%		30%		37%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective January 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class I shares. Prior to January 1, 2018, the maximum ratio was 0.81% for Class I shares.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Global Opportunity Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$28.10		$20.81		$22.28		$15.01		$16.03
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.35)		(0.18)		(0.14)		(0.12)		(0.11)
Net Realized and Unrealized Gain (Loss)	15.81		7.47		(1.16)		7.48		0.17
Total from Investment Operations	15.46		7.29		(1.30)		7.36		0.06
Distributions from and/or in Excess of:
Net Realized Gain	(0.52)		—		(0.17)		(0.09)		(1.08)
Net Asset Value, End of Period	$43.04		$28.10		$20.81		$22.28		$15.01
Total Return(3)	55.03%		35.03%		(5.96)%		49.03%		0.62%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,697,016		$1,070,124		$790,571		$780,705		$340,092
Ratio of Expenses Before Expense Limitation	N/A		N/A		N/A		1.32%		1.41%
Ratio of Expenses After Expense Limitation	1.20	%(4)	1.22	%(4)	1.26	%(4)(5)	1.12	%(4)	1.17	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.22	%(4)	N/A		N/A		N/A
Ratio of Net Investment Loss	(1.06	)%(4)	(0.72	)%(4)	(0.59	)%(4)	(0.63	)%(4)	(0.70	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	22%		15%		28%		30%		37%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective January 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A shares. Prior to January 1, 2018, the maximum ratio was 1.23% for Class A shares.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Global Opportunity Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$27.72		$20.54		$22.01		$14.84		$15.87
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.36)		(0.19)		(0.15)		(0.13)		(0.12)
Net Realized and Unrealized Gain (Loss)	15.60		7.37		(1.15)		7.39		0.17
Total from Investment Operations	15.24		7.18		(1.30)		7.26		0.05
Distributions from and/or in Excess of:
Net Realized Gain	(0.52)		—		(0.17)		(0.09)		(1.08)
Net Asset Value, End of Period	$42.44		$27.72		$20.54		$22.01		$14.84
Total Return(3)	54.99%		34.96%		(6.04)%		48.91%		0.56%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$53,675		$40,836		$33,913		$39,979		$30,133
Ratio of Expenses Before Expense Limitation	1.71%		1.74%		1.78%		1.86%		1.93%
Ratio of Expenses After Expense Limitation	1.25	%(4)	1.28	%(4)	1.32	%(4)(5)	1.20	%(4)	1.25	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.28	%(4)	N/A		N/A		N/A
Ratio of Net Investment Loss	(1.10	)%(4)	(0.78	)%(4)	(0.65	)%(4)	(0.67	)%(4)	(0.79	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	22%		15%		28%		30%		37%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective January 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40% for Class L shares. Prior to January 1, 2018, the maximum ratio was 1.50% for Class L shares.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Global Opportunity Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$26.90		$20.07		$21.64		$14.69		$15.80
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.57)		(0.35)		(0.30)		(0.26)		(0.21)
Net Realized and Unrealized Gain (Loss)	15.09		7.18		(1.10)		7.30		0.18
Total from Investment Operations	14.52		6.83		(1.40)		7.04		(0.03)
Distributions from and/or in Excess of:
Net Realized Gain	(0.52)		—		(0.17)		(0.09)		(1.08)
Net Asset Value, End of Period	$40.90		$26.90		$20.07		$21.64		$14.69
Total Return(3)	53.99%		34.03%		(6.61)%		47.92%		0.05%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$436,790		$251,160		$159,642		$104,364		$33,801
Ratio of Expenses Before Expense Limitation	N/A		N/A		N/A		2.01%		2.08%
Ratio of Expenses After Expense Limitation	1.91	%(4)	1.94	%(4)	1.95	%(4)(5)	1.81	%(4)	1.84	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.94	%(4)	N/A		N/A		N/A
Ratio of Net Investment Loss	(1.77	)%(4)	(1.45	)%(4)	(1.30	)%(4)	(1.33	)%(4)	(1.38	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	22%		15%		28%		30%		37%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective January 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.10% for Class C shares. Prior to January 1, 2018, the maximum ratio was 2.20% for Class C shares.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Global Opportunity Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$29.18		$21.53		$23.00		$15.44		$16.38
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.25)		(0.14)		(0.00	)(3)	(0.05)		(0.06)
Net Realized and Unrealized Gain (Loss)	16.49		7.79		(1.30)		7.70		0.20
Total from Investment Operations	16.24		7.65		(1.30)		7.65		0.14
Distributions from and/or in Excess of:
Net Realized Gain	(0.52)		—		(0.17)		(0.09)		(1.08)
Net Asset Value, End of Period	$44.90		$29.18		$21.53		$23.00		$15.44
Total Return(4)	55.67%		35.53%		(5.78)%		49.54%		1.11%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$367,927		$124,173		$2,156		$1,650		$23
Ratio of Expenses Before Expense Limitation	N/A		0.86%		N/A		1.24%		3.82%
Ratio of Expenses After Expense Limitation	0.82	%(5)	0.84	%(5)	0.88	%(5)(6)	0.71	%(5)	0.71	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.84	%(5)	N/A		N/A		N/A
Ratio of Net Investment Loss	(0.70	)%(5)	(0.51	)%(5)	(0.02	)%(5)	(0.23	)%(5)	(0.41	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	22%		15%		28%		30%		37%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Effective January 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.95% for Class IS shares. Prior to January 1, 2018, the maximum ratio was 0.72% for Class IS shares.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Global Opportunity Portfolio

	Class IR
	Year Ended December 31,				Period from June 15, 2018(1) to
Selected Per Share Data and Ratios	2020		2019		December 31, 2018
Net Asset Value, Beginning of Period	$29.22		$21.56		$26.67
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.24)		(0.09)		(0.06)
Net Realized and Unrealized Gain (Loss)	16.50		7.75		(4.88)
Total from Investment Operations	16.26		7.66		(4.94)
Distributions from and/or in Excess of:
Net Realized Gain	(0.52)		—		(0.17)
Net Asset Value, End of Period	$44.96		$29.22		$21.56
Total Return(3)	55.66%		35.53%		(18.63	)%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period, (Thousands)	$114,510		$73,569		$54,284
Ratio of Expenses Before Expense Limitation	N/A		N/A		N/A
Ratio of Expenses After Expense Limitation	0.82	%(4)	0.84	%(4)	0.88	%(4)(6)
Ratios of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.84	%(4)	N/A
Ratio of Net Investment Loss	(0.69	)%(4)	(0.35	)%(4)	(0.46	)%(4)(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01	%(6)
Portfolio Turnover Rate	22%		15%		28%

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Not annualized

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-one separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Opportunity Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers six classes of shares — Class I, Class A, Class L, Class C, Class IS and Class IR. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. Effective December 31, 2020, the Fund suspended offering of Class I, Class A, Class C, Class IR and Class IS shares to new investors. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (5) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$—	$278,589	$—	$278,589
Banks	93,606	314,604	—	408,210
Beverages	—	74,725	—	74,725
Construction Materials	31,876	—	—	31,876
Diversified Consumer Services	309,995	—	—	309,995
Electronic Equipment, Instruments & Components	—	150,136	—	150,136
Entertainment	449,119	—	—	449,119
Food Products	—	76,648	—	76,648
Health Care Equipment & Supplies	94,064	—	—	94,064
Health Care Technology	56,278	—	17,733	74,011
Information Technology Services	1,318,992	—	—	1,318,992
Interactive Media & Services	497,647	55,472	—	553,119
Internet & Direct Marketing Retail	865,784	262,390	—	1,128,174
Road & Rail	419,216	—	—	419,216
Software	976,234	—	—	976,234
Textiles, Apparel & Luxury Goods	—	367,989	—	367,989
Total Common Stocks	5,112,811	1,580,553	17,733	6,711,097
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Preferred Stocks
Electronic Equipment, Instruments & Components	$—	$—	$—	†	$—	†
Internet & Direct Marketing Retail	—	10,576	—		10,576
Total Preferred Stocks	—	10,576	—	†	10,576	†
Short-Term Investment
Investment Company	528,671	—	—		528,671
Total Assets	$5,641,482	$1,591,129	$17,733	†	$7,250,344	†

†  Includes a security valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock (000)	Preferred Stocks (000)
Beginning Balance	$13,521	$8,503
Purchases	—	—
Sales	—	—
Amortization of discount	—	—
Transfers in	—	—
Transfers out	—	(5,144	)††
Corporate actions	—	—
Change in unrealized appreciation (depreciation)	4,212	(3,359)
Realized gains (losses)	—	—
Ending Balance	$17,733	$—	†
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2020	$4,212	$(3,359)

†  Includes a security valued at zero.

††  A security transferred out of level 3 due to an Initial Public Offering.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2020. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance. The Fund calculated the weighted averages of the unobservable inputs relative to each investment's fair value as of December 31, 2020.

	Fair Value at December 31, 2020 (000)	Valuation Technique	Unobservable Input	Amount*		Impact to Valuation from an Increase in Input**
Common Stock	$17,733	Discounted Cash Flow	Weighted Average Cost of Capital	13.0%		Decrease
			Perpetual Growth Rate	3.5%		Increase
		Market Comparable Companies	Enterprise Value/Revenue	1.3	x	Increase
			Discount for Lack of Marketability	13.0%		Decrease

*  Amount is indicative of the weighted average.

**  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input.

  A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

As of December 31, 2020, the Fund did not have any outstanding purchased options.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2020 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(9,109)(a)

(a) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$8,009(b)

(b) Amounts are included in Investments in the Statement of Operations.

For the year ended December 31, 2020, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	674,495,000

5.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.80%	0.75%	0.70%

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

For the year ended December 31, 2020, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.71% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.40% for Class L shares, 2.10% for Class C shares, 0.95% for Class IS shares and 0.95% for Class IR shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. This arrangement had no effect for the year ended December 31, 2020.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares. The Distributor has agreed to waive for at least one year from the date of the Fund's prospectus or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate, the 12b-1 fees on Class L shares of the Fund to the extent it exceeds 0.30% of the average daily net assets of such shares on an annualized basis. For the year ended December 31, 2020, this waiver amounted to approximately $204,000.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2020, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $1,822,624,000 and $1,058,786,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2020.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Liquidity Funds. For the year ended December 31, 2020, advisory fees paid were reduced by approximately $569,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2020 is as follows:

Affiliated Investment Company	Value December 31, 2019 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$295,110	$1,406,504	$1,172,943	$976
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2020 (000)
Liquidity Funds	$—	$—	$528,671

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2020, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly,

no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2020 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2020 and 2019 was as follows:

2020 Distributions Paid From:		2019 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$1,952	$80,321	$—	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2020.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

At December 31, 2020, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$43,646	$9,786

During the year ended December 31, 2020, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $50,341,000.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2020, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2020, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 22.2%.

K. Market Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Opportunity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Opportunity Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Opportunity Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2021

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2020. For corporate shareholders 6.53% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $80,321,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2020. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $254,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
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State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
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Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				79

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020); and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	79	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	80

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015) Chairman, Opus Capital Group (1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	80

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	79	Director of NVR, Inc. (home construction).

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	80	Director, Rubicon Investment (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the fixed Income Sub-Committee of the Investment committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				79	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	80	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Boards since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	79	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2020) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 1633 Broadway New York, NY 10019 Birth Year: 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

39

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2021 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGOANN
3386883 EXP 02.28.22

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Permanence Portfolio

Annual Report

December 31, 2020

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	23
Liquidity Risk Management Program	24
Privacy Notice	25
Director and Officer Information	28

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Global Permanence Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2021

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Expense Example (unaudited)

Global Permanence Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Actual Ending Account Value 12/31/20	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Permanence Portfolio Class I	$1,000.00	$1,215.70	$1,020.11	$5.57	$5.08	1.00%
Global Permanence Portfolio Class A	1,000.00	1,214.20	1,018.35	7.51	6.85	1.35
Global Permanence Portfolio Class C	1,000.00	1,209.00	1,014.58	11.66	10.63	2.10
Global Permanence Portfolio Class IS	1,000.00	1,217.10	1,020.36	5.29	4.82	0.95

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited)

Global Permanence Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2020, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 27.06%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI All Country World Net Index (the "Index"), which returned 16.25%.

Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Global equities, as measured by the Index, rose 16.25% in the year, bouncing back strongly in a year of significant volatility caused by the COVID-19 pandemic. With lockdowns and disruptions to economic activity driving much of the world economy into a deep recession, governments and central banks responded with massive fiscal and monetary stimulus. These measures helped soothe the markets, kept liquidity flowing and supported a faster-than-expected rebound in economic activity. Toward year end, positive vaccine news added to the hope that economies could normalize in 2021, while the election of U.S. President Joe Biden and the Brexit trade deal reduced other sources of market uncertainty that were prevalent in 2020.

•  Index performance was led by the information technology, consumer discretionary and communication services sectors. Energy, real estate and financials, each with negative performance for the year, were the Index's weakest performing sectors.

•  Counterpoint Global seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will result from stock selection, given our philosophy and process. For the year, the Fund outperformed the Index.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The Fund outperformed the Index in this reporting period due to favorable stock selection, which more than compensated for a marginal loss from sector allocations.

•  Stock selection in health care was the largest contributor to relative performance. A provider of cloud-based software solutions to the life sciences industry was the top contributor within the sector and across the whole portfolio. Fundamentals remained strong, driven by strong performance and increasing customer adoption of its solutions across both of its platforms. However, an overweight to the health care sector overall was a small detractor from relative performance.

•  Stock selection in financials, industrials, real estate, consumer staples and energy also contributed relative gains.

•  The largest detractor from relative performance was the information technology sector. Both our stock selection and an underweight allocation in information technology were disadvantageous, as the Fund's smaller exposures to certain names within the sector and to the sector overall lagged the sector's strong performance within the Index in the period.

•  Stock selection in consumer discretionary hurt performance but some of the loss was offset by a beneficial overweight in the sector. An overweight in industrials also hampered relative returns, but the relative gains from our stock selection in the sector more than made up for it. The communication services sector was a small detractor from relative performance due to unfavorable stock selection and an underweight allocation.

Management Strategies

•  We invest primarily in equity securities of established companies located throughout the world with capitalizations within the range of companies included in the Index. We seek to invest in companies with strong name recognition, sustainable competitive advantages, rising returns on invested capital, strong free cash flow generation and attractive risk/reward. We focus on long-term

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

Global Permanence Portfolio

growth rather than short-term events, with our stock selection informed by rigorous fundamental analysis.

*  Minimum Investment for Class I shares

**  Commenced Operations on April 30, 2019.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI All Country World Net Index(1) and the Lipper Global Multi-Cap Core Funds Index(2)

	Period Ended December 31, 2020 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	27.06%	—	—	19.70%
Fund — Class A Shares w/o sales charges(4)	26.57	—	—	19.30
Fund — Class A Shares with maximum 5.25% sales charges(4)	19.91	—	—	15.54
Fund — Class C Shares w/o sales charges(4)	25.60	—	—	18.41
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	24.60	—	—	18.41
Fund — Class IS Shares w/o sales charges(4)	27.09	—	—	19.79
MSCI All Country World Net Index	16.25	—	—	15.35
Lipper Global Multi-Cap Core Funds Index	15.25	—	—	13.97

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI All Country World Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Multi-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Global Multi-Cap Core Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on April 30, 2019.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments

Global Permanence Portfolio

	Shares	Value (000)
Common Stocks (95.3%)
Canada (11.0%)
Canadian National Railway Co.	434	$48
Constellation Software, Inc.	118	153
FirstService Corp.	1,147	157
Topicus.com, Inc. (a)	219	1
		359
Denmark (1.5%)
Chr Hansen Holding A/S (a)	463	48
France (15.8%)
Christian Dior SE	239	133
EssilorLuxottica SA	219	34
Getlink SE (a)	4,512	78
Hermes International	142	153
L'Oreal SA (BSRM)	138	52
Remy Cointreau SA	333	62
		512
India (3.5%)
HDFC Bank Ltd. ADR (a)	1,584	114
Italy (1.0%)
Brunello Cucinelli SpA (a)	714	31
Mexico (2.4%)
Grupo Aeroportuario del Sureste SAB de CV, Class B (a)	4,815	80
Netherlands (1.6%)
JDE Peet's N.V. (a)	1,120	51
Spain (2.4%)
Aena SME SA (a)	452	79
United Kingdom (3.4%)
Abcam PLC	2,342	49
Intertek Group PLC	403	31
Rentokil Initial PLC (a)	4,106	29
		109
United States (52.7%)
Amazon.com, Inc. (a)	34	111
Appfolio, Inc., Class A (a)	436	78
ASML Holding NV	326	159
Ball Corp.	319	30
Costco Wholesale Corp.	302	114
Ecolab, Inc.	478	103
HEICO Corp., Class A	944	111
Intercontinental Exchange, Inc.	661	76
Intuitive Surgical, Inc. (a)	137	112
Linde PLC	123	32
Martin Marietta Materials, Inc.	264	75
Roper Technologies, Inc.	78	34
Royal Gold, Inc.	238	25
Royalty Pharma PLC, Class A	3,386	169
S&P Global, Inc.	248	82
Sherwin-Williams Co. (The)	43	32
Texas Pacific Land Trust	94	68
Tyler Technologies, Inc. (a)	69	30
	Shares	Value (000)
Veeva Systems, Inc., Class A (a)	417	$114
Walt Disney Co. (The) (a)	635	115
Waste Connections, Inc.	426	44
		1,714
Total Common Stocks (Cost $2,384)		3,097
Short-Term Investment (1.9%)
Investment Company (1.9%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $62)	61,819	62
Total Investments Excluding Purchased Options (97.2%) (Cost $2,446)		3,159
Total Purchased Options Outstanding (0.1%) (Cost $13)		2
Total Investments (97.3%) (Cost $2,459) (b)(c)		3,161
Other Assets in Excess of Liabilities (2.7%)		87
Net Assets (100.0%)		$3,248

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  The approximate fair value and percentage of net assets, $831,000 and 25.6%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(c)  At December 31, 2020, the aggregate cost for federal income tax purposes is approximately $2,538,000. The aggregate gross unrealized appreciation is approximately $718,000 and the aggregate gross unrealized depreciation is approximately $95,000, resulting in net unrealized appreciation of approximately $623,000.

ADR  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments (cont'd)

Global Permanence Portfolio

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2020:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)		Premiums Paid (000)	Unrealized Depreciation (000)
Royal Bank of Scotland	CNH/USD		$8.48	May-21	402,840	403	$—	@	$2	$(2)
BNP Paribas	USD/CNH	CNH	7.99	Sep-21	472,545	473	—	@	2	(2)
BNP Paribas	USD/CNH	CNH	7.64	Nov-21	556,269	556	2		3	(1)
Royal Bank of Scotland	USD/CNH	CNH	7.75	Jan-21	584,065	584	—	@	3	(3)
Royal Bank of Scotland	USD/CNH	CNH	8.06	Jul-21	534,767	535	—	@	3	(3)
							$2		$13	$(11)

@    Value is less than $500.

CNH  —  Chinese Yuan Renminbi Offshore

USD  —  United States Dollar

Portfolio Composition

Classification	Percentage of Total Investments
Other*	45.9%
Textiles, Apparel & Luxury Goods	11.1
Software	8.3
Transportation Infrastructure	7.5
Chemicals	6.8
Pharmaceuticals	5.4
Semiconductors & Semiconductor Equipment	5.0
Capital Markets	5.0
Real Estate Management & Development	5.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Global Permanence Portfolio

Statement of Assets and Liabilities	December 31, 2020 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $2,397)	$3,099
Investment in Security of Affiliated Issuer, at Value (Cost $62)	62
Total Investments in Securities, at Value (Cost $2,459)	3,161
Foreign Currency, at Value (Cost $3)	3
Receivable for Investments Sold	69
Due from Adviser	58
Dividends Receivable	—	@
Tax Reclaim Receivable	—	@
Receivable from Affiliate	—	@
Other Assets	21
Total Assets	3,312
Liabilities:
Payable for Investments Purchased	36
Payable for Professional Fees	17
Payable for Custodian Fees	3
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Administration Fees	—	@
Other Liabilities	7
Total Liabilities	64
Net Assets	$3,248
Net Assets Consist of:
Paid-in-Capital	$2,434
Total Distributable Earnings	814
Net Assets	$3,248
CLASS I:
Net Assets	$3,202
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	238,684
Net Asset Value, Offering and Redemption Price Per Share	$13.41
CLASS A:
Net Assets	$19
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,451
Net Asset Value, Redemption Price Per Share	$13.37
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.74
Maximum Offering Price Per Share	$14.11
CLASS C:
Net Assets	$13
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,002
Net Asset Value, Offering and Redemption Price Per Share	$13.24
CLASS IS:
Net Assets	$14
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,008
Net Asset Value, Offering and Redemption Price Per Share	$13.42

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Global Permanence Portfolio

Statement of Operations	Year Ended December 31, 2020 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $1 of Foreign Taxes Withheld)	$18
Dividends from Security of Affiliated Issuer (Note G)	—	@
Total Investment Income	18
Expenses:
Professional Fees	113
Registration Fees	40
Advisory Fees (Note B)	21
Shareholder Reporting Fees	12
Custodian Fees (Note F)	10
Transfer Agency Fees — Class I (Note E)	3
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Directors' Fees and Expenses	3
Pricing Fees	3
Administration Fees (Note C)	2
Offering Costs	2
Shareholder Services Fees — Class A (Note D)	—	@
Distribution and Shareholder Services Fees — Class C (Note D)	—	@
Sub Transfer Agency Fees — Class A	—	@
Other Expenses	20
Total Expenses	235
Expenses Reimbursed by Adviser (Note B)	(181)
Waiver of Advisory Fees (Note B)	(21)
Reimbursement of Class Specific Expenses — Class I (Note B)	(1)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Net Expenses	26
Net Investment Loss	(8)
Realized Gain:
Investments Sold	130
Foreign Currency Translation	—	@
Net Realized Gain	130
Change in Unrealized Appreciation (Depreciation):
Investments	576
Foreign Currency Translation	(—	@)
Net Change in Unrealized Appreciation (Depreciation)	576
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	706
Net Increase in Net Assets Resulting from Operations	$698

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Global Permanence Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2020 (000)		Period from April 30, 2019^ to December 31, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$(8)		$8
Net Realized Gain	130		3
Net Change in Unrealized Appreciation (Depreciation)	576		126
Net Increase in Net Assets Resulting from Operations	698		137
Dividends and Distributions to Shareholders:
Class I	(22)		—
Class A	(—	@)	—
Class C	(—	@)	—
Class IS	(—	@)	—
Total Dividends and Distributions to Shareholders	(22)		—
Capital Share Transactions:(1)
Class I:
Subscribed	43		2,337
Distributions Reinvested	19		—
Class A:
Subscribed	6		11
Distributions Reinvested	—	@	—
Redeemed	(—	@)	(1)
Class C:
Subscribed	—		10
Distributions Reinvested	—	@	—
Class IS:
Subscribed	—		10
Distributions Reinvested	—	@	—
Net Increase in Net Assets Resulting from Capital Share Transactions	68		2,367
Total Increase in Net Assets	744		2,504
Net Assets:
Beginning of Period	2,504		—
End of Period	$3,248		$2,504
(1) Capital Share Transactions:
Class I:
Shares Subscribed	5		232
Shares Issued on Distributions Reinvested	1		—
Net Increase in Class I Shares Outstanding	6		232
Class A:
Shares Subscribed	—	@@	1
Shares Issued on Distributions Reinvested	—	@@	—
Shares Redeemed	(—	@@)	(—	@@)
Net Increase in Class A Shares Outstanding	—	@@	1
Class C:
Shares Subscribed	—		1
Shares Issued on Distributions Reinvested	—	@@	—
Net Increase in Class C Shares Outstanding	—	@@	1
Class IS:
Shares Subscribed	—		1
Shares Issued on Distributions Reinvested	—	@@	—
Net Increase in Class IS Shares Outstanding	—	@@	1

^  Commencement of Operations.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Global Permanence Portfolio

	Class I
Selected Per Share Data and Ratios	Year Ended December 31, 2020		Period from April 30, 2019(1) to December 31, 2019
Net Asset Value, Beginning of Period	$10.63		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.03)		0.04
Net Realized and Unrealized Gain	2.90		0.59
Total from Investment Operations	2.87		0.63
Distributions from and/or in Excess of:
Net Investment Income	(0.07)		—
Net Realized Gain	(0.02)		—
Total Distributions	(0.09)		—
Net Asset Value, End of Period	$13.41		$10.63
Total Return(3)	27.06%		6.30	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,202		$2,471
Ratio of Expenses Before Expense Limitation	8.62%		12.79	%(7)
Ratio of Expenses After Expense Limitation	1.00	%(4)	0.99	%(4)(7)
Ratio of Net Investment Income (Loss)	(0.30	)%(4)	0.53	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.01	%(7)
Portfolio Turnover Rate	113%		35	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from MorganStanley Affiliates."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Global Permanence Portfolio

	Class A
Selected Per Share Data and Ratios	Year Ended December 31, 2020		Period from April 30, 2019(1) to December 31, 2019
Net Asset Value, Beginning of Period	$10.61		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.07)		0.01
Net Realized and Unrealized Gain	2.89		0.60
Total from Investment Operations	2.82		0.61
Distributions from and/or in Excess of:
Net Investment Income	(0.04)		—
Net Realized Gain	(0.02)		—
Total Distributions	(0.06)		—
Net Asset Value, End of Period	$13.37		$10.61
Total Return(3)	26.57%		6.10	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$19		$11
Ratio of Expenses Before Expense Limitation	26.08%		30.61	%(7)
Ratio of Expenses After Expense Limitation	1.35	%(4)	1.34	%(4)(7)
Ratio of Net Investment Income (Loss)	(0.65	)%(4)	0.17	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.01	%(7)
Portfolio Turnover Rate	113%		35	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.
The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Global Permanence Portfolio

	Class C
Selected Per Share Data and Ratios	Year Ended December 31, 2020		Period from April 30, 2019(1) to December 31, 2019
Net Asset Value, Beginning of Period	$10.56		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.15)		(0.04)
Net Realized and Unrealized Gain	2.85		0.60
Total from Investment Operations	2.70		0.56
Distributions from and/or in Excess of:
Net Realized Gain	(0.02)		—
Net Asset Value, End of Period	$13.24		$10.56
Total Return(3)	25.60%		5.60	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$13		$11
Ratio of Expenses Before Expense Limitation	28.45%		31.59	%(7)
Ratio of Expenses After Expense Limitation	2.10	%(4)	2.09	%(4)(7)
Ratio of Net Investment Loss	(1.40	)%(4)	(0.57	)%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.01	%(7)
Portfolio Turnover Rate	113%		35	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Global Permanence Portfolio

	Class IS
Selected Per Share Data and Ratios	Year Ended December 31, 2020		Period from April 30, 2019(1) to December 31, 2019
Net Asset Value, Beginning of Period	$10.64		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.03)		0.04
Net Realized and Unrealized Gain	2.91		0.60
Total from Investment Operations	2.88		0.64
Distributions from and/or in Excess of:
Net Investment Income	(0.08)		—
Net Realized Gain	(0.02)		—
Total Distributions	(0.10)		—
Net Asset Value, End of Period	$13.42		$10.64
Total Return(3)	27.09%		6.40	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$14		$11
Ratio of Expenses Before Expense Limitation	26.62%		30.53	%(7)
Ratio of Expenses After Expense Limitation	0.95	%(4)	0.94	%(4)(7)
Ratio of Net Investment Income (Loss)	(0.24	)%(4)	0.59	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.01	%(7)
Portfolio Turnover Rate	113%		35	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-one separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Permanence Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (4) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (5) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$111	$—	$—	$111
Banks	114	—	—	114
Beverages	—	62	—	62
Biotechnology	—	49	—	49
Capital Markets	158	—	—	158
Chemicals	167	48	—	215
Commercial Services & Supplies	44	29	—	73
Construction Materials	75	—	—	75
Containers & Packaging	30	—	—	30
Entertainment	115	—	—	115
Food & Staples Retailing	114	—	—	114
Food Products	—	51	—	51
Health Care Equipment & Supplies	112	—	—	112
Health Care Technology	114	—	—	114
Industrial Conglomerates	34	—	—	34
Internet & Direct Marketing Retail	111	—	—	111
Metals & Mining	25	—	—	25
Oil, Gas & Consumable Fuels	68	—	—	68
Personal Products	—	52	—	52
Pharmaceuticals	169	—	—	169
Professional Services	—	31	—	31
Real Estate Management & Development	157	—	—	157
Road & Rail	48	—	—	48
Semiconductors & Semiconductor Equipment	159	—	—	159
Software	261	1	—	262
Textiles, Apparel & Luxury Goods	—	351	—	351
Transportation Infrastructure	80	157	—	237
Total Common Stocks	2,266	831	—	3,097
Short-Term Investment
Investment Company	62	—	—	62
Call Options Purchased	—	2	—	2
Total Assets	$2,328	$833	$—	$3,161

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2020:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$2	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2020 in accordance with ASC 815:

	Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(5	)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(7	)(c)

(c) Amounts are included in Investments in the Statement of Operations.

At December 31, 2020, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Purchased Options	$2	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2020:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities(a) (000)		Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
BNP Paribas	$2		$—	$—	$2
Royal Bank of Scotland	—	@	—	—	—	@
Total	$2		$—	$—	$2

@ Value is less than $500.

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

For the year ended December 31, 2020, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	1,840,000

5.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.80%	0.75%

For the year ended December 31, 2020, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 2.10% for Class C shares and 0.95% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2020, approximately $21,000 of advisory fees were waived and approximately $188,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2020, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $2,978,000 and $3,091,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2020.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities

Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2020, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2020 is as follows:

Affiliated Investment Company	Value December 31, 2019 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$51	$1,300	$1,289	$—	@
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2020 (000)
Liquidity Funds	$—	$—	$62

@ Amount is less than $500.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2020, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the two-year period ended December 31, 2020 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2020 and 2019 was as follows:

2020 Distributions Paid From:		2019 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$22	$—	$—	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to a nondeductible expense, resulted in the following reclassifications among the components of net assets at December 31, 2020:

Total Distributable Earnings (000)	Paid-in Capital (000)
$1	$(1)

At December 31, 2020, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$63	$137

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2020, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2020, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 34.7%.

K. Market Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Permanence Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Permanence Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year ended December 31, 2020 and the period from April 30, 2019 (commencement of operations) through December 31, 2019 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Permanence Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2020, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for the year ended December 31, 2020 and the period from April 30, 2019 (commencement of operations) through December 31, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2021

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				79

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020); and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	79	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	80

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015) Chairman, Opus Capital Group (1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	80

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	79	Director of NVR, Inc. (home construction).

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	80	Director, Rubicon Investment (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the fixed Income Sub-Committee of the Investment committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				79	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	80	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Boards since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	79	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2020) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 1633 Broadway New York, NY 10019 Birth Year: 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

32

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2021 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGPERMANN
3386885 EXP 02.28.22

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Real Estate Portfolio

Annual Report

December 31, 2020

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	30
Liquidity Risk Management Program	31
Federal Tax Notice	32
Privacy Notice	33
Director and Officer Information	36

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Global Real Estate Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2021

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Expense Example (unaudited)

Global Real Estate Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Actual Ending Account Value 12/31/20	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Real Estate Portfolio Class I	$1,000.00	$1,167.90	$1,020.11	$5.45	$5.08	1.00%
Global Real Estate Portfolio Class A	1,000.00	1,166.00	1,018.35	7.35	6.85	1.35
Global Real Estate Portfolio Class L	1,000.00	1,161.70	1,015.84	10.05	9.37	1.85
Global Real Estate Portfolio Class C	1,000.00	1,162.20	1,014.58	11.41	10.63	2.10
Global Real Estate Portfolio Class IS	1,000.00	1,167.50	1,020.41	5.12	4.77	0.94
Global Real Estate Portfolio Class IR	1,000.00	1,167.50	1,020.41	5.12	4.77	0.94

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited)

Global Real Estate Portfolio

The Fund seeks to provide current income and capital appreciation.

Performance

For the fiscal year ended December 31, 2020, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –14.33%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the FTSE EPRA Nareit Developed Real Estate Index — Net Total Return to U.S. Investors (the "Index"), which returned –8.45%, and underperformed the MSCI World Net Index, which returned 15.90%.

Factors Affecting Performance

•  Global real estate securities declined 8.5% during the 12-month period ending December 31, 2020, as measured by the Index, as the impacts of COVID-19 and the widespread economic and social shutdowns experienced worldwide disproportionately impacted fundamentals for the property sector. After a sharp decline in the first quarter of 2020 following the initial outbreak and spread of COVID-19, the sector posted gains for the remainder of the year, as markets responded positively to fiscal and monetary stimulus policies. Importantly, real estate posted strong gains in the fourth quarter of 2020, after a strong rally in November on news that the Pfizer-BioNTech and Moderna vaccines were over 90% effective in preventing COVID-19.

•  The largest declines for the year from a sector perspective were experienced in the retail, hotel and office property sectors.

•  Retail real estate experienced a pullback for the year given the direct impact social distancing and quarantining measures have had on earnings. The retail sector underperformed as London (declined 39.2%), Continental Europe (declined 39.0%) and U.S. retail assets (–37.4% for U.S. malls and –27.8% U.S. shopping centers) posted losses for the full year.(i) The temporary closure of a significant faction of retail real estate impaired cash rent collections. Additionally, the strain that the pandemic has placed on retail tenants has called into question the solvency of such tenants going forward, leading to greater uncertainty in cash flow projections for retail landlords.

•  The Fund's security selection and overweight allocation to U.S. malls, overweight to Continental European retail and security selection in the U.K. Majors detracted from performance for the year. However, the underweight to U.S. shopping centers overall, coupled with positive security selection, contributed to performance for the Fund.

•  Global offices also underperformed for the year, as growing uncertainty regarding the potential structural impact of the work-from-home theme impacted the sector. For the full-year period, U.S. primary central business district (CBD) offices declined 22.0%, London offices declined 20.5% and U.S. secondary CBD/suburban offices declined 14.8%.(i) Despite this increased uncertainty, office companies have continued to have high rent collections and limited tenant bankruptcies. Additionally, despite low utilization of office space in much of the U.S. and Europe, it is noteworthy that in Northern Asia, where the health crisis is currently deemed to be more under control, the labor force has mostly returned to the workplace and the office market is not facing as intense scrutiny with regard to the structural impact from the work-from-home theme.

•  The Fund's overweight allocation to primary CBD office within the U.S. was the largest detractor from performance, as was stock selection in this segment.

•  Hotel stocks in the U.S. underperformed for the year (-25.9%) due to a significant decline in demand stemming from a pullback in both business and leisure travel as a result of the pandemic.(i) Despite this headwind, the Fund's positions in select hotel companies modestly contributed to performance.

•  German residential, U.S. data centers and U.S. industrial were top performers over the course of the year, returning 35.7%, 18.1% and 13.4%, respectively.(i) Within Germany, investors were drawn to the defensive characteristics displayed by the residential landlords, as the pandemic had little impact on rental levels, occupancy rates and rent collections. Within the U.S., both data centers and industrial benefited from increased demand as a result of COVID-19 stemming from the increased need for digital infrastructure and e-commerce fulfillment.

(i)  Returns provided are a sub-segment of the FTSE EPRA Nareit Developed Index. Data as of December 31, 2020.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

•  The underweight in German residential detracted from relative performance. Despite an underweight position in the U.S. industrial sector detracting from the Fund's performance, favorable security selection was additive for the year.

•  From a geographic perspective, we note the following:

o  North American property stocks declined 9.7% as measured by the FTSE EPRA Nareit North America Index.(ii)

•  Canada (–12.8%) underperformed the U.S. (–9.6%) for the year, given less sector exposure to outperforming alternative asset types, including data centers and self-storage.

o  Within Asia, property stocks declined 9.1%, as measured by the FTSE EPRA Nareit Developed Asia Index.(ii)

•  Singapore outperformed the Asian average (–0.8%), Australia (–9.0%) performed in line, while Japan (–9.8%) and Hong Kong (–12.2%) underperformed the Asian average for the year.

•  Strength in the Asian currencies relative to the U.S. dollar lifted overall returns, particularly in Australia and Japan.

o  European property stocks declined 1.9%, as measured by the FTSE EPRA Nareit Developed Europe Index.(ii)

•  Spain (–26.6%), France (–20.4%) and the U.K. (–13.2%) experienced the weakest returns for the year, whereas Germany (25.4%) and Sweden (9.0%) were notable outperformers.

•  Strength in the euro and British pound relative to the U.S. dollar were additive for index returns.

Management Strategies

•  While real estate securities posted a negative return for the year, recent market strength in the asset class is supported by a number of macro and fundamental factors, including monetary stimulus, vaccine discovery and clarity on the timeline for successful vaccine dissemination, and the reopening of economies and related positive demand impacts for sectors across real estate. Additionally, the relative valuation of real estate securities is attractive compared to investable alternatives including the broader equity market, fixed income and direct property investment.

•  For these reasons, we have a favorable outlook for real estate over the next year, however, continue to believe active management with a keen focus on relative value is important.

•  The investment philosophy of the Fund has evolved to incorporate equity multiples and cash flow growth estimates, in addition to the more traditional net asset value approach. By incorporating both an equity market valuation and more traditional real estate valuation, we believe the Fund will be better prepared to identify securities with the best expected total returns going forward.

(ii)  The FTSE EPRA Nareit North America Index is a subset of the FTSE EPRA Nareit Developed Index and is a free float-adjusted market capitalization weighted index composed of listed real estate securities in the North American (U.S. and Canada) real estate market. The FTSE EPRA Nareit Developed Asia Index is a subset of the FTSE EPRA Nareit Developed Index and is a free float-adjusted market capitalization weighted index composed of listed real estate securities in the Asian real estate markets. The FTSE EPRA Nareit Developed Europe Index is a subset of the FTSE EPRA Nareit Developed Index and is a free float-adjusted market capitalization weighted index composed of listed real estate securities in the European real estate markets. The performance of the indexes are listed in U.S. dollars and assume reinvestment of dividends. The indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C, IS and IR shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the FTSE EPRA Nareit Developed Real Estate Index — Net Total Return to U.S. Investors(1), the MSCI World Net Index(2) and the Lipper Global Real Estate Funds Index(3)

	Period Ended December 31, 2020 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(10)
Fund — Class I Shares w/o sales charges(5)	–14.33%	1.16%	3.84%	2.72%
Fund — Class A Shares w/o sales charges(5)	–14.65	0.84	3.54	2.42
Fund — Class A Shares with maximum 5.25% sales charges(5)	–19.17	–0.25	2.99	2.04
Fund — Class L Shares w/o sales charges(6)	–15.17	0.31	3.02	2.07
Fund — Class C Shares w/o sales charges(8)	–15.26	0.05	—	–0.80
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	–16.10	0.05	—	–0.80
Fund — Class IS Shares w/o sales charges(7)	–14.36	1.21	—	2.72
Fund — Class IR Shares w/o sales charges(9)	–14.36	—	—	–2.47
FTSE EPRA Nareit Developed Real Estate Index — Net Total Return to U.S. Investors	–8.45	4.40	6.05	3.69
MSCI World Net Index	15.90	12.19	9.87	7.00
Lipper Global Real Estate Funds Index	–5.16	5.16	6.10	N/A

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The FTSE EPRA Nareit Developed Real Estate Index — Net Total Return to U.S. Investors is a market capitalization weighted index designed to reflect the stock performance of companies engaged in the North American, European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net Total Return to U.S. investors" reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index for periods after 1/31/05 (gross returns used prior to 1/31/05). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

(2)  The MSCI World Net Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Net Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Global Real Estate Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Real Estate Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Global Real Estate Funds classification.

(4)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(5)  Commenced operations on August 30, 2006.

(6)  Commenced offering on June 16, 2008.

(7)  Commenced offering September 13, 2013.

(8)  Commenced offering on April 30, 2015.

(9)  Commenced offering on June 15, 2018

(10)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments

Global Real Estate Portfolio

	Shares	Value (000)
Common Stocks (98.5%)
Australia (3.1%)
Dexus REIT	332,655	$2,413
Goodman Group REIT	59,111	864
GPT Group (The) REIT	253,502	882
Mirvac Group REIT	480,660	976
Scentre Group REIT	713,005	1,531
Stockland REIT	576,988	1,863
Vicinity Centres REIT	754,674	933
		9,462
Austria (0.1%)
CA Immobilien Anlagen AG	12,214	465
Canada (1.7%)
First Capital Real Estate Investment Trust	29,280	312
Granite Real Estate Investment Trust REIT	48,263	2,954
RioCan Real Estate Investment Trust REIT	154,136	2,028
		5,294
China (1.9%)
China Resources Land Ltd. (a)	278,000	1,146
China Resources Mixc Lifestyle Services Ltd. (a)(b)	187,292	868
KWG Group Holdings Ltd. (a)	348,191	476
KWG Living Group Holdings Ltd. (a)(b)	83,871	68
Longfor Group Holdings Ltd. (a)	447,000	2,615
Shimao Group Holdings Ltd. (a)	208,500	664
		5,837
Finland (0.4%)
Kojamo Oyj	58,540	1,299
France (3.4%)
Carmila SA REIT	14,784	213
Gecina SA REIT	24,262	3,773
ICADE REIT	5,866	451
Klepierre SA REIT (c)	187,739	4,234
Mercialys SA REIT	197,166	1,733
		10,404
Germany (4.9%)
ADLER Group SA (b)	8,548	303
Alstria Office AG REIT	96,580	1,757
Deutsche Wohnen SE	76,405	4,077
LEG Immobilien AG	12,426	1,928
Vonovia SE	94,744	6,919
		14,984
Hong Kong (7.3%)
CK Asset Holdings Ltd.	202,500	1,036
ESR Cayman Ltd. (b)	369,600	1,327
Hang Lung Properties Ltd.	426,000	1,123
Hongkong Land Holdings Ltd.	562,100	2,322
Link REIT	466,270	4,235
New World Development Co. Ltd.	373,439	1,737
	Shares	Value (000)
Sun Hung Kai Properties Ltd.	431,867	$5,523
Swire Properties Ltd.	1,028,500	2,990
Wharf Real Estate Investment Co., Ltd.	445,075	2,313
		22,606
Ireland (0.7%)
Hibernia REIT PLC	1,529,464	2,150
Japan (10.0%)
Activia Properties, Inc. REIT	118	499
Advance Residence Investment Corp. REIT	335	1,005
Daiwa Office Investment Corp. REIT (c)	92	585
GLP J-REIT	1,129	1,782
Hulic Co., Ltd. (c)	29,900	329
Japan Hotel REIT Investment Corp.	747	384
Japan Prime Realty Investment Corp. REIT (c)	89	295
Japan Real Estate Investment Corp. REIT	391	2,259
Japan Retail Fund Investment Corp. REIT	520	946
Kenedix Office Investment Corp. REIT	50	339
LaSalle Logiport REIT	365	589
Mitsubishi Estate Co., Ltd.	279,400	4,491
Mitsubishi Estate Logistics REIT Investment Corp. REIT	153	638
Mitsui Fudosan Co., Ltd.	218,500	4,575
Mitsui Fudosan Logistics Park, Inc. REIT	290	1,471
Mori Trust Sogo Reit, Inc.	241	311
Nippon Building Fund, Inc. REIT	497	2,882
Nippon Prologis, Inc. REIT	546	1,706
Nomura Real Estate Master Fund, Inc. REIT	890	1,274
Orix, Inc. J-REIT	199	329
Sumitomo Realty & Development Co., Ltd.	105,200	3,248
United Urban Investment Corp. REIT	592	733
		30,670
Malta (0.0%)
BGP Holdings PLC (b)(d)	12,867,024	19
Netherlands (0.9%)
Eurocommercial Properties N.V. CVA REIT (b)	85,486	1,600
NSI N.V. REIT	28,255	1,128
		2,728
Norway (0.2%)
Entra ASA (c)	15,128	343
Norwegian Property ASA	103,261	159
		502
Singapore (1.7%)
Ascendas Real Estate Investment Trust REIT	236,946	535
CapitaLand Integrated Commercial Trust REIT	400,428	655
Frasers Logistics & Commercial Trust REIT	271,200	290
Keppel DC REIT	713,400	1,519
Mapletree Commercial Trust REIT	477,546	770
Mapletree Industrial Trust REIT	407,200	891
Mapletree Logistics Trust REIT	305,965	466
		5,126

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

	Shares	Value (000)
Spain (1.2%)
Inmobiliaria Colonial Socimi SA REIT	120,697	$1,192
Merlin Properties Socimi SA REIT	255,715	2,438
		3,630
Sweden (1.3%)
Atrium Ljungberg AB, Class B	26,221	556
Castellum AB	16,354	417
Fabege AB	96,888	1,530
Hufvudstaden AB, Class A	72,042	1,192
Kungsleden AB	24,363	267
		3,962
Switzerland (0.4%)
PSP Swiss Property AG (Registered)	10,293	1,371
United Kingdom (5.6%)
British Land Co., PLC (The) REIT	603,557	4,042
Capital & Counties Properties PLC	57,142	114
Derwent London PLC REIT	43,674	1,856
Grainger PLC	115,652	450
Great Portland Estates PLC REIT	191,611	1,753
Hammerson PLC REIT (c)	3,997,628	1,353
Helical PLC	566	3
Land Securities Group PLC REIT	435,353	4,021
Segro PLC REIT	121,206	1,573
St. Modwen Properties PLC	124,954	686
Tritax Big Box PLC REIT	324,998	747
Urban & Civic PLC	117,152	552
Workspace Group PLC REIT	11,016	116
		17,266
United States (53.7%)
Alexandria Real Estate Equities, Inc. REIT	6,288	1,121
American Campus Communities, Inc. REIT	44,354	1,897
AvalonBay Communities, Inc. REIT	53,531	8,588
Boston Properties, Inc. REIT	54,381	5,141
Brixmor Property Group, Inc. REIT	209,197	3,462
Camden Property Trust REIT	51,662	5,162
Cousins Properties, Inc. REIT	76,133	2,550
CubeSmart REIT	113,860	3,827
Digital Realty Trust, Inc. REIT	64,407	8,985
Duke Realty Corp. REIT	85,820	3,430
Equity Lifestyle Properties, Inc. REIT	55,061	3,489
Equity Residential REIT	115,220	6,830
Essex Property Trust, Inc. REIT	18,014	4,277
Exeter Industrial Value Fund, LP (b)(d)(e)	1,860,000	125
First Industrial Realty Trust, Inc. REIT	10,539	444
Gaming and Leisure Properties, Inc. REIT	81,232	3,444
Healthcare Realty Trust, Inc. REIT	133,403	3,949
Healthpeak Properties, Inc. REIT	229,250	6,930
Host Hotels & Resorts, Inc. REIT	233,668	3,419
Hudson Pacific Properties, Inc. REIT	61,598	1,480
Invitation Homes, Inc. REIT	244,884	7,273
JBG SMITH Properties REIT	110,971	3,470
Kilroy Realty Corp. REIT	57,154	3,281
	Shares	Value (000)
Mack-Cali Realty Corp. REIT	58,609	$730
Medical Properties Trust, Inc. REIT	156,855	3,418
NETSTREIT Corp.	128,115	2,497
ProLogis, Inc. REIT	160,424	15,988
Public Storage REIT	52,342	12,087
QTS Realty Trust, Inc., Class A REIT	27,870	1,725
Regency Centers Corp. REIT	56,250	2,564
RLJ Lodging Trust REIT	224,831	3,181
Sabra Health Care, Inc. REIT	72,904	1,266
Simon Property Group, Inc. REIT	101,706	8,674
SL Green Realty Corp. REIT	60,159	3,584
Sunstone Hotel Investors, Inc. REIT	314,050	3,558
Ventas, Inc. REIT	103,154	5,059
VEREIT, Inc. REIT	135,782	5,131
Weingarten Realty Investors REIT	163,483	3,543
		165,579
Total Common Stocks (Cost $226,105)		303,354
Short-Term Investments (1.9%)
Securities held as Collateral on Loaned Securities (1.4%)
Investment Companies (1.2%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G)	3,900,458	3,900
	Face Amount (000)
Repurchase Agreements (0.2%)
Barclays Capital, Inc. (0.05%, dated 12/31/20, due 1/4/21; proceeds $119; fully collateralized by a U.S. Government obligation; 1.63% due 11/15/22; valued at $121)	$119	119
HSBC Securities USA, Inc. (0.05%, dated 12/31/20, due 1/4/21; proceeds $464; fully collateralized by a U.S. Government obligation; 0.15% due 10/31/22; valued at $473)	464	464
Merrill Lynch & Co., Inc. (0.06%, 12/31/20, due 1/4/21; proceeds $48; fully collateralized by a U.S. Government obligation; 2.50% due 5/15/46; valued at $49)	48	48
		631
Total Securities held as Collateral on Loaned Securities (Cost $4,531)		4,531

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

	Shares	Value (000)
Investment Company (0.5%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $1,425)	1,425,349	$1,425
Total Short-Term Investments (Cost $5,956)		5,956
Total Investments (100.4%) (Cost $232,061) Including $5,663 of Securities Loaned (f)(g)		309,310
Liabilities in Excess of Other Assets (–0.4%)		(1,265)
Net Assets (100.0%)		$308,045

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Security trades on the Hong Kong exchange.

(b)  Non-income producing security.

(c)  All or a portion of this security was on loan at December 31, 2020.

(d)  At December 31, 2020, the Fund held fair valued securities valued at approximately $144,000, representing 0.1% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's (as defined herein) Directors.

(e)  Restricted security valued at fair value and not registered under the Securities Act of 1933. Exeter Industrial Value Fund, LP was acquired between 11/07 - 4/11 and has a current cost basis of $0. At December 31, 2020, this security had an aggregate market value of approximately $125,000, representing less than 0.05% of net assets.

(f)  The approximate fair value and percentage of net assets, $131,387,000 and 42.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(g)  At December 31, 2020, the aggregate cost for federal income tax purposes is approximately $260,912,000. The aggregate gross unrealized appreciation is approximately $51,420,000 and the aggregate gross unrealized depreciation is approximately $3,022,000, resulting in net unrealized appreciation of approximately $48,398,000.

CVA  Certificaten Van Aandelen.

REIT  Real Estate Investment Trust.

Portfolio Composition*

Classification	Percentage of Total Investments
Diversified	26.1%
Residential	17.6
Office	14.0
Retail	13.3
Industrial	11.3
Health Care	6.8
Other**	5.7
Self Storage	5.2
Total Investments	100.0%

*  Percentage indicated are based upon total investment (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2020.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Global Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2020 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $226,736)	$303,985
Investment in Security of Affiliated Issuer, at Value (Cost $5,325)	5,325
Total Investments in Securities, at Value (Cost $232,061)	309,310
Foreign Currency, at Value (Cost $1,295)	1,296
Receivable for Fund Shares Sold	5,623
Receivable for Investments Sold	2,801
Dividends Receivable	1,532
Tax Reclaim Receivable	142
Receivable from Securities Lending Income	4
Receivable from Affiliate	—	@
Other Assets	116
Total Assets	320,824
Liabilities:
Payable for Investments Purchased	4,573
Collateral on Securities Loaned, at Value	4,531
Payable for Fund Shares Redeemed	2,621
Payable for Advisory Fees	497
Deferred Capital Gain Country Tax	234
Payable for Sub Transfer Agency Fees — Class I	104
Payable for Sub Transfer Agency Fees — Class A	3
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Custodian Fees	46
Payable for Professional Fees	34
Payable for Administration Fees	21
Payable for Transfer Agency Fees — Class I	4
Payable for Transfer Agency Fees — Class A	5
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	2
Payable for Transfer Agency Fees — Class IR	—	@
Payable for Shareholder Services Fees — Class A	1
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Other Liabilities	102
Total Liabilities	12,779
Net Assets	$308,045
Net Assets Consist of:
Paid-in-Capital	$275,222
Total Distributable Earnings	32,823
Net Assets	$308,045

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Global Real Estate Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2020 (000)
CLASS I:
Net Assets	$84,874
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	10,279,089
Net Asset Value, Offering and Redemption Price Per Share	$8.26
CLASS A:
Net Assets	$4,316
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	523,392
Net Asset Value, Redemption Price Per Share	$8.25
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.46
Maximum Offering Price Per Share	$8.71
CLASS L:
Net Assets	$522
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	63,770
Net Asset Value, Offering and Redemption Price Per Share	$8.18
CLASS C:
Net Assets	$225
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	28,088
Net Asset Value, Offering and Redemption Price Per Share	$8.01
CLASS IS:
Net Assets	$218,100
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	26,435,148
Net Asset Value, Offering and Redemption Price Per Share	$8.25
CLASS IR:
Net Assets	$8
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,019
Net Asset Value, Offering and Redemption Price Per Share	$8.25
(1) Including:
Securities on Loan, at Value:	$5,663

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Global Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2020 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $535 of Foreign Taxes Withheld)	$11,427
Dividends from Security of Affiliated Issuer (Note G)	10
Income from Securities Loaned — Net	5
Total Investment Income	11,442
Expenses:
Advisory Fees (Note B)	2,988
Administration Fees (Note C)	299
Sub Transfer Agency Fees — Class I	212
Sub Transfer Agency Fees — Class A	9
Sub Transfer Agency Fees — Class L	1
Sub Transfer Agency Fees — Class C	— @
Professional Fees	154
Custodian Fees (Note F)	139
Registration Fees	93
Shareholder Reporting Fees	60
Transfer Agency Fees — Class I (Note E)	11
Transfer Agency Fees — Class A (Note E)	29
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	4
Transfer Agency Fees — Class IR (Note E)	2
Shareholder Services Fees — Class A (Note D)	15
Distribution and Shareholder Services Fees — Class L (Note D)	7
Distribution and Shareholder Services Fees — Class C (Note D)	3
Pricing Fees	11
Directors' Fees and Expenses	10
Interest Expenses	52
Other Expenses	29
Total Expenses	4,132
Waiver of Advisory Fees (Note B)	(270)
Reimbursement of Class Specific Expenses — Class I (Note B)	(151)
Reimbursement of Class Specific Expenses — Class A (Note B)	(29)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(4)
Reimbursement of Class Specific Expenses — Class IR (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(4)
Net Expenses	3,669
Net Investment Income	7,773
Realized Loss:
Investments Sold (Net of $159 of Capital Gain Country Tax)	(9,919)
Foreign Currency Translation	(16)
Net Realized Loss	(9,935)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Gain Country Tax of $35)	(97,663)
Foreign Currency Translation	(15)
Net Change in Unrealized Appreciation (Depreciation)	(97,678)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(107,613)
Net Decrease in Net Assets Resulting from Operations	$(99,840)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Global Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2020 (000)	Year Ended December 31, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$7,773	$19,731
Net Realized Gain (Loss)	(9,935)	51,608
Net Change in Unrealized Appreciation (Depreciation)	(97,678)	74,806
Net Increase (Decrease) in Net Assets Resulting from Operations	(99,840)	146,145
Dividends and Distributions to Shareholders:
Class I	(2,017)	(30,795)
Class A	(84)	(992)
Class L	(7)	(121)
Class C	(2)	(33)
Class IS	(5,319)	(31,992)
Class IR	(— @)	(1)
Total Dividends and Distributions to Shareholders	(7,429)	(63,934)
Capital Share Transactions:(1)
Class I:
Subscribed	32,011	52,386
Distributions Reinvested	1,893	21,514
Redeemed	(227,702)	(143,648)
Class A:
Subscribed	340	1,398
Distributions Reinvested	84	985
Redeemed	(4,343)	(5,586)
Class L:
Exchanged	101	25
Distributions Reinvested	7	121
Redeemed	(723)	(39)
Class C:
Subscribed	—	110
Distributions Reinvested	2	33
Redeemed	(99)	(208)
Class IS:
Subscribed	44,467	44,869
Distributions Reinvested	5,311	30,673
Redeemed	(122,338)	(292,311)
Class IR:
Distributions Reinvested	— @	1
Net Decrease in Net Assets Resulting from Capital Share Transactions	(270,989)	(289,677)
Total Decrease in Net Assets	(378,258)	(207,466)
Net Assets:
Beginning of Period	686,303	893,769
End of Period	$308,045	$686,303

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Global Real Estate Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2020 (000)	Year Ended December 31, 2019 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	4,347	5,134
Shares Issued on Distributions Reinvested	229	2,227
Shares Redeemed	(27,050)	(13,954)
Net Decrease in Class I Shares Outstanding	(22,474)	(6,593)
Class A:
Shares Subscribed	43	136
Shares Issued on Distributions Reinvested	10	102
Shares Redeemed	(619)	(543)
Net Decrease in Class A Shares Outstanding	(566)	(305)
Class L:
Shares Exchanged	15	3
Shares Issued on Distributions Reinvested	1	13
Shares Redeemed	(98)	(4)
Net Increase (Decrease) in Class L Shares Outstanding	(82)	12
Class C:
Shares Subscribed	—	11
Shares Issued on Distributions Reinvested	— @@	4
Shares Redeemed	(13)	(21)
Net Decrease in Class C Shares Outstanding	(13)	(6)
Class IS:
Shares Subscribed	6,252	4,341
Shares Issued on Distributions Reinvested	643	3,175
Shares Redeemed	(15,958)	(28,336)
Net Decrease in Class IS Shares Outstanding	(9,063)	(20,820)
Class IR:
Shares Issued on Distributions Reinvested	— @@	— @@

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Global Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$9.87		$9.19		$11.13		$10.76		$10.80
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.15		0.24		0.27		0.25		0.21
Net Realized and Unrealized Gain (Loss)	(1.57)		1.43		(1.11)		0.80		0.15
Total from Investment Operations	(1.42)		1.67		(0.84)		1.05		0.36
Distributions from and/or in Excess of:
Net Investment Income	(0.11)		(0.54)		(0.51)		(0.15)		(0.34)
Net Realized Gain	(0.08)		(0.45)		(0.59)		(0.53)		(0.04)
Paid-in-Capital	—		—		—		—		(0.02)
Total Distributions	(0.19)		(0.99)		(1.10)		(0.68)		(0.40)
Net Asset Value, End of Period	$8.26		$9.87		$9.19		$11.13		$10.76
Total Return(3)	(14.33)%		18.35%		(7.92)%		9.73%		3.42%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$84,874		$323,386		$361,680		$553,319		$471,790
Ratio of Expenses Before Expense Limitation	1.20%		1.05%		1.10%		1.07%		1.04%
Ratio of Expenses After Expense Limitation	1.01	%(4)(6)	1.00	%(4)	1.03	%(4)(5)	1.05	%(4)	1.04	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.00	%(4)	1.00	%(4)	1.03	%(4)	1.05	%(4)	N/A
Ratio of Net Investment Income	1.86	%(4)	2.36	%(4)	2.54	%(4)	2.20	%(4)	1.88	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	51%		24%		38%		39%		26%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation would have been less than 0.005% higher and the Ratio of Net Investment Income would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class I shares. Prior to July 1, 2018, the maximum ratio was 1.05% for Class I shares.

(6)  Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Global Real Estate Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$9.85		$9.17		$11.10		$10.71		$10.74
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.13		0.21		0.23		0.17		0.17
Net Realized and Unrealized Gain (Loss)	(1.58)		1.41		(1.10)		0.84		0.16
Total from Investment Operations	(1.45)		1.62		(0.87)		1.01		0.33
Distributions from and/or in Excess of:
Net Investment Income	(0.07)		(0.49)		(0.47)		(0.09)		(0.30)
Net Realized Gain	(0.08)		(0.45)		(0.59)		(0.53)		(0.04)
Paid-in-Capital	—		—		—		—		(0.02)
Total Distributions	(0.15)		(0.94)		(1.06)		(0.62)		(0.36)
Net Asset Value, End of Period	$8.25		$9.85		$9.17		$11.10		$10.71
Total Return(3)	(14.65)%		17.90%		(8.19)%		9.44%		3.12%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,316		$10,728		$12,775		$17,701		$92,730
Ratio of Expenses Before Expense Limitation	1.90%		1.37%		1.39%		N/A		1.36%
Ratio of Expenses After Expense Limitation	1.36	%(4)(6)	1.35	%(4)	1.38	%(4)(5)	1.35	%(4)	1.35	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.35	%(4)	1.35	%(4)	1.38	%(4)	1.35	%(4)	N/A
Ratio of Net Investment Income	1.63	%(4)	2.00	%(4)	2.18	%(4)	1.55	%(4)	1.51	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	51%		24%		38%		39%		26%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation would have been 0.01% higher and the Ratio of Net Investment Income would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A shares. Prior to July 1, 2018, the maximum ratio was 1.40% for Class A shares.

(6)  Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Global Real Estate Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$9.75		$9.09		$11.01		$10.64		$10.61
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.08		0.16		0.17		0.14		0.12
Net Realized and Unrealized Gain (Loss)	(1.56)		1.40		(1.09)		0.81		0.16
Total from Investment Operations	(1.48)		1.56		(0.92)		0.95		0.28
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.45)		(0.41)		(0.05)		(0.19)
Net Realized Gain	(0.08)		(0.45)		(0.59)		(0.53)		(0.04)
Paid-in-Capital	—		—		—		—		(0.02)
Total Distributions	(0.09)		(0.90)		(1.00)		(0.58)		(0.25)
Net Asset Value, End of Period	$8.18		$9.75		$9.09		$11.01		$10.64
Total Return(3)	(15.17)%		17.37%		(8.74)%		8.89%		2.65%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$522		$1,419		$1,220		$1,344		$1,483
Ratio of Expenses Before Expense Limitation	2.08%		1.91%		2.02%		1.93%		1.82%
Ratio of Expenses After Expense Limitation	1.86	%(4)(6)	1.85	%(4)	1.88	%(4)(5)	1.90	%(4)	1.82	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.85	%(4)	1.85	%(4)	1.88	%(4)	1.90	%(4)	N/A
Ratio of Net Investment Income	1.07	%(4)	1.54	%(4)	1.64	%(4)	1.32	%(4)	1.07	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	51%		24%		38%		39%		26%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation would have been less than 0.005% higher and the Ratio of Net Investment Income would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.85% for Class L shares. Prior to July 1, 2018, the maximum ratio was 1.90% for Class L shares.

(6)  Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.

(7)  Amount is less than 0.005%.
The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Global Real Estate Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$9.56		$8.92		$10.83		$10.49		$10.56
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.08		0.13		0.16		0.12		0.08
Net Realized and Unrealized Gain (Loss)	(1.54)		1.37		(1.09)		0.78		0.16
Total from Investment Operations	(1.46)		1.50		(0.93)		0.90		0.24
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.41)		(0.39)		(0.03)		(0.25)
Net Realized Gain	(0.08)		(0.45)		(0.59)		(0.53)		(0.04)
Paid-in-Capital	—		—		—		—		(0.02)
Total Distributions	(0.09)		(0.86)		(0.98)		(0.56)		(0.31)
Net Asset Value, End of Period	$8.01		$9.56		$8.92		$10.83		$10.49
Total Return(3)	(15.26)%		16.98%		(8.93)%		8.54%		2.31%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$225		$397		$428		$327		$305
Ratio of Expenses Before Expense Limitation	2.96%		2.51%		2.47%		2.69%		2.86%
Ratio of Expenses After Expense Limitation	2.11	%(4)(6)	2.10	%(4)	2.12	%(4)(5)	2.15	%(4)	2.15	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	2.10	%(4)	2.10	%(4)	2.12	%(4)	2.15	%(4)	N/A
Ratio of Net Investment Income	1.00	%(4)	1.26	%(4)	1.53	%(4)	1.11	%(4)	0.75	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	51%		24%		38%		39%		26%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.10% for Class C shares. Prior to July 1, 2018, the maximum ratio was 2.15% for Class C shares.

(6)  Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Global Real Estate Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$9.87		$9.19		$11.13		$10.76		$10.81
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.17		0.25		0.28		0.25		0.22
Net Realized and Unrealized Gain (Loss)	(1.59)		1.43		(1.11)		0.81		0.15
Total from Investment Operations	(1.42)		1.68		(0.83)		1.06		0.37
Distributions from and/or in Excess of:
Net Investment Income	(0.12)		(0.55)		(0.52)		(0.16)		(0.36)
Net Realized Gain	(0.08)		(0.45)		(0.59)		(0.53)		(0.04)
Paid-in-Capital	—		—		—		—		(0.02)
Total Distributions	(0.20)		(1.00)		(1.11)		(0.69)		(0.42)
Net Asset Value, End of Period	$8.25		$9.87		$9.19		$11.13		$10.76
Total Return(3)	(14.36)%		18.43%		(7.83)%		9.80%		3.45%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$218,100		$350,363		$517,658		$1,049,646		$1,255,498
Ratio of Expenses Before Expense Limitation	1.01%		0.94%		N/A		N/A		0.97%
Ratio of Expenses After Expense Limitation	0.95	%(4)(6)	0.94	%(4)	0.95	%(4)(5)	0.97	%(4)	0.96	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.94	%(4)	0.94	%(4)	0.95	%(4)	0.97	%(4)	N/A
Ratio of Net Investment Income	2.21	%(4)	2.41	%(4)	2.58	%(4)	2.26	%(4)	2.01	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	51%		24%		38%		39%		26%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation would have been 0.01% higher and the Ratio of Net Investment Income would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.94% for Class IS shares. Prior to July 1, 2018, the maximum ratio was 0.99% for Class IS shares.

(6)  Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Global Real Estate Portfolio

	Class IR
	Year Ended December 31,				Period from June 15, 2018(1) to
Selected Per Share Data and Ratios	2020		2019		December 31, 2018
Net Asset Value, Beginning of Period	$9.87		$9.19		$11.09
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.18		0.25		0.23
Net Realized and Unrealized Gain (Loss)	(1.60)		1.43		(1.02)
Total from Investment Operations	(1.42)		1.68		(0.79)
Distributions from and/or in Excess of:
Net Investment Income	(0.12)		(0.55)		(0.52)
Net Realized Gain	(0.08)		(0.45)		(0.59)
Total Distributions	(0.20)		(1.00)		(1.11)
Net Asset Value, End of Period	$8.25		$9.87		$9.19
Total Return(3)	(14.36)%		18.44%		(7.49	)%(8)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period, (Thousands)	$8		$10		$8
Ratio of Expenses Before Expense Limitation	26.07%		21.38%		18.72	%(9)
Ratio of Expenses After Expense Limitation	0.95	%(4)(6)	0.94	%(4)	0.94	%(4)(5)(9)
Ratios of Expenses After Expense Limitation Excluding Interest Expenses	0.94	%(4)	0.94	%(4)	N/A
Ratio of Net Investment Income	2.37	%(4)	2.45	%(4)	3.94	%(4)(9)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)(9)
Portfolio Turnover Rate	51%		24%		38%

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.94% for Class IR shares. Prior to July 1, 2018, the maximum ratio was 0.99% for Class IR shares.

(6)  Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-one separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Real Estate Portfolio. The Fund seeks to provide current income and capital appreciation. The Fund has capital subscription commitments to an investee company for this same purpose, the details of which are disclosed in the Unfunded Commitments note.

The Fund offers six classes of shares — Class I, Class A, Class L, Class C, Class IS, and Class IR. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market;

(2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser or Sub-Advisers determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The Fund invests a significant portion of its assets in securities of real estate investment trusts ("REITs"). The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Fund.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement"

("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Diversified	$20,977	$58,598	$—	$79,575
Health Care	20,622	—	—	20,622
Industrial	22,816	11,453	125	34,394
Industrial/Office Mixed	—	2,110	—	2,110
Lodging/Resorts	10,158	384	—	10,542
Office	17,157	25,567	—	42,724
Residential	37,516	15,981	19	53,516
Retail	23,080	17,433	—	40,513
Self Storage	15,914	—	—	15,914
Specialty	3,444	—	—	3,444
Total Common Stocks	171,684	131,526	144	303,354
Short-Term Investments
Investment Company	5,325	—	—	5,325
Repurchase Agreements	—	631	—	631
Total Short-Term Investments	5,325	631	—	5,956
Total Assets	$177,009	$132,157	$144	$309,310

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stocks (000)
Beginning Balance	$147
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	(3)
Realized gains (losses)	—
Ending Balance	$144
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2020	$(3)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2020. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance.

Fair Value at December 31, 2020 (000)	Valuation Technique	Unobservable Input	Amount*	Impact to Valuation from an Increase in Input**
Common Stocks	$144	Reported Capital balance,
adjustments for NAV practical
expedient; including adjustments
for subsequent Capital Calls,
Return of Capital and Significant
Market Changes between last
Capital Statement and
	Valuation Date	Adjusted Capital Balance
	Market Transaction Method	Transaction Valuation	$0.001	Increase
		Discount for Lack of Marketability	50.0%	Decrease

*  Amount is indicative of the weighted average.

**  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2020:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$5,663	(a)	$—	$(5,663	)(b)(c)	$0

(a)  Represents market value of loaned securities at year end.

(b)  The Fund received cash collateral of approximately $4,531,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $1,552,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c)  The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2020:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$4,531	$—	$—	$—	$4,531
Total Borrowings	$4,531	$—	$—	$—	$4,531
Gross amount of recognized liabilities for securities lending transactions					$4,531

5.  Unfunded Commitments: Subject to the terms of a Subscription Agreement between the Fund and Exeter Industrial Value Fund LP, the Fund has made a subscription commitment of $2,000,000 for which it will receive

2,000,000 shares of common stock. As of December 31, 2020, Exeter Industrial Value Fund LP has drawn down approximately $1,860,000, which represents 93.0% of the commitment.

6.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

7.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $2 billion	Over $2 billion
0.80%	0.75%

For the year ended December 31, 2020, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.73% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% Class I shares, 1.35% for Class A shares, 1.85% for Class L shares, 2.10% for Class C shares, 0.94% for Class IS shares and 0.94% for Class IR shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time that the Directors act to discontinue all or a portion of such waivers or reimbursements when they deem such action is appropriate. For the year ended December 31, 2020, approximately $270,000 of advisory fees were waived and approximately $189,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into Sub-Advisory Agreements with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Fund with advisory services subject to the overall supervision of the Adviser and the Company's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2020, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $190,776,000 and $454,708,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2020.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2020, advisory fees paid were reduced by approximately $4,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2020 is as follows:

Affiliated Investment Company	Value December 31, 2019 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$287	$141,200	$136,162	$10
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2020 (000)
Liquidity Funds	$—	$—	$5,325

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2020, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2020 remains subject to examination by taxing authorities.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2020 and 2019 was as follows:

2020 Distributions Paid From:		2019 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$4,300	$3,129	$37,385	$26,549

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to an adjustment to prior period equalization debits, resulted in the following reclassifications among the components of net assets at December 31, 2020:

Total Distributable Earnings (000)	Paid-in Capital (000)
$2	$(2)

At December 31, 2020, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$9,196	$—

At December 31, 2020, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $3,772,000 and $22,797,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street.

This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2020, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2020, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 50.7%.

K. Market Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Real Estate Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Real Estate Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Real Estate Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2021

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2020.

The Fund designated and paid approximately $3,129,000 as a long-term capital gain distribution. In addition, the Fund designated approximately $1,317,000 of its distributions paid as qualified business income.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2020. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $839,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				79

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020); and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	79	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	80

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015) Chairman, Opus Capital Group (1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	80

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	79	Director of NVR, Inc. (home construction).

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	80	Director, Rubicon Investment (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the fixed Income Sub-Committee of the Investment committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				79	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	80	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Boards since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	79	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2020) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 1633 Broadway New York, NY 10019 Birth Year: 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

39

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

40

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2021 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGREANN
3386896 EXP 02.28.22

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Sustain Portfolio

Annual Report

December 31, 2020

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	24
Liquidity Risk Management Program	25
Federal Tax Notice	26
Privacy Notice	27
Director and Officer Information	30

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Global Sustain Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2021

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Expense Example (unaudited)

Global Sustain Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Actual Ending Account Value 12/31/20	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Sustain Portfolio Class I	$1,000.00	$1,143.20	$1,020.61	$4.85	$4.57	0.90%
Global Sustain Portfolio Class A	1,000.00	1,141.30	1,018.90	6.67	6.29	1.24
Global Sustain Portfolio Class L	1,000.00	1,137.90	1,016.34	9.40	8.87	1.75
Global Sustain Portfolio Class C	1,000.00	1,137.20	1,015.13	10.69	10.08	1.99
Global Sustain Portfolio Class IS	1,000.00	1,143.60	1,020.86	4.58	4.32	0.85

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited)

Global Sustain Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2020, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 15.96%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI World Net Index (the "Index"), which returned 15.90%.

Factors Affecting Performance

•  The Index was up a mighty 14% in the fourth quarter of 2020 in U.S. dollars (USD), though a lower 12.4% in local currency terms given the dollar weakness. The strong fourth quarter meant that 2020 delivered double-digit returns for the Index despite the pandemic, up 15.9% in USD and 13.5% in local currency. Information technology (+44%) was the clear beneficiary of the pandemic, given the growth of remote working, e-commerce and the cloud, and was thus naturally the strongest sector, with all three sub-sectors doing well. Software & services rose 38%, semiconductors were up 47% and hardware gained 54%. Consumer discretionary (+37%) and communication services (+23%) also comfortably beat the Index, but this was far more dependent on a few winners rather than general sector strength. Two companies drove over 70% of consumer discretionary performance, while three companies did the same for communication services.(i) Materials (+20%) was also slightly ahead of the Index. At the other end of the spectrum, energy ended the year down 31%, despite the fourth quarter rally, while financials (–3%) and real estate (–5%) also posted negative returns. The risk-on fourth quarter of 2020 meant that the classic defensive sectors also lagged the Index, with utilities only up 5%, consumer staples up 8% and health care up 14%. Industrials (+12%) finished slightly behind the Index.

•  For the Fund's performance in the year, sector allocation was positive, but stock selection negative. The overweight in information technology helped a great deal with sector allocation, as did the underweight in financials and the lack of energy stocks, despite the two sectors' strong performance in the fourth quarter of 2020. These positive effects were significantly larger than the negative impacts of the consumer discretionary underweight and the consumer staples overweight. The underperformance in information technology was the main driver of the negative stock selection, mitigated slightly by financials and consumer staples outperformance. Over the year, the largest absolute contributors were Microsoft, Danaher, Reckitt Benckiser, Accenture and Thermo Fisher. The top absolute detractors for the same period were Coca-Cola, Fox Corporation, Heineken, BAT and Becton Dickinson.

Management Strategies

•  One of the benefits of compounders is that they are robust in tough times. Their recurring revenues help preserve their sales while their pricing power protects margins. 2020 was certainly tough times, with world gross domestic product estimated to be down 4.4%, and advanced economies faring even worse, down 5.8%.(ii) The idiosyncratic nature of the crisis did affect some of the holdings in the portfolio, with beverage companies hit by the closure of bars and restaurants, a financial services company's lucrative cross-border business severely affected by the collapse in travel, and some health care players affected by the cancellation of routine operations and the logistical challenges of the pandemic. Despite this, the portfolio's earnings held up well overall given the general resilience of the companies, with the next 12 months' forward earnings up 6%, while dividends, actually up 5% for the year, provided another 2% of returns.(iii) The rest of the portfolio's total return for the year was due to a mild single-digit re-rating.

•  This is in stark contrast to the MSCI World Index as a whole. Its forward earnings fell 7%, despite all the government support for corporates. This meant that more than 100% of the overall Index return of 16% was accounted for by the major 23% re-rating. This repeated the pattern of 2019, when the Index returned 27%, despite a 1% fall in forward earnings, with re-rating driving the performance. Across the two years of 2019 and 2020, the Index has re-rated by 55%, from 13.4x to 20.7x next 12 months' forward earnings. It is also at an elevated 17.9x on a 24-month forward basis.

(i)  Source: FactSet and Morgan Stanley Investment Management

(ii)  Source: International Monetary Fund

(iii)  Source for all earnings and valuations data used in this report: FactSet and Morgan Stanley Investment Management

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

Global Sustain Portfolio

•  It is the relative de-rating that has driven the portfolio's performance relative to the Index, in the face of sharply better earnings growth. While the fourth quarter of 2020 saw a cyclical/value rally, this was not the driver of the portfolio's performance for the year as a whole, given that energy and financials still remained massively behind the Index for 2020. This issue was around the dominance of technology in the market's returns. The information technology sector alone delivered 60% of the Index's 16% return in 2020, and adding in certain household names in e-commerce, streaming, electric vehicles and social media — regarded by most people, if not MSCI, as technology companies — takes the share to 89%, meaning that the rest of the market only delivered 11% of the Index performance.(iv) Another way of looking at it is that over half the total Index performance was delivered by only five companies, and 78% by the top 25, of which only one company is listed outside the U.S.

•  The Fund has a strong weighting in information technology, 36% as against 20% for the Index, which secured the portfolio's positive sector allocation in 2020, given that the other two key sectors, consumer staples and health care, underperformed the Index. The issue was the portfolio's failure to keep up with the sector's hot pace, as our picks only delivered 25%, as against the Index's 44%, driving the portfolio's negative stock selection in the year. There were stock-specific factors behind this large gap: the collapse in international travel hit a financial services company's cross-border business, while store closures held back one of our holding's merchant acquirer division. In addition, a management services company was hit by concerns about U.S. employment levels and one of our software holding's strategy change and associated target re-basing were not welcomed by the market. Looking at the other side, not holding an Index-heavyweight consumer electronics company proved expensive. All that said, there were two more structural factors that drove the shortfall.

•  The first was the portfolio's focus on services & software within information technology, which was

"only" up 37%, lagging hardware (+54%) and semiconductors (+47%). Perhaps more importantly, the team's valuation discipline meant that the portfolio did not get the benefit of the year's massive growth boom (we are deliberately avoiding the term "bubble"). 2020 saw a spectacular 480 initial public offerings, amongst which there were 248 SPACs (special purpose acquisition companies, also known as "shell" or "blank check" companies.(v)

•  There are only two ways of losing money in equities: either the earnings go away or the valuation goes away. Our quality-obsessed investment philosophy looks to minimize the former, and the rise in the portfolio's 2020 earnings has provided further evidence of resilience, despite some of the idiosyncratic headwinds the pandemic has produced. We have also looked to reduce the risk of the latter, in the face of the market's 20x forward earnings multiple. Not only have we abjured the more boisterous segments of the information technology sector, but we have shown discipline within the portfolio's existing holdings. 2020 saw around 600 basis points of net shifts from the growthier end of portfolio (where we estimate top-line growth of 6% or above) to the duller end (sub-6% growth). This makes a cumulative 1,000 basis point shift over the last three years. This shift to cheaper stocks has been to the detriment of performance, given the continued progress for growthier names, but we believe should support the portfolio's resilience in the future.

•  We do not claim that the current multiple of 24x forward earnings means that the Fund is cheap in absolute terms — that would be tough to ask 11 years into a bull market. However, a relative earnings multiple of 1.17x the Index, which drops to parity on a free cash flow basis, does look far more defensible. Now more than ever, it is time to focus on keeping the lights on, rather than attempting to shoot them out, and reasonably priced compounders seem a reasonable way of avoiding a plunge into darkness.

(iv)  Source: FactSet and Morgan Stanley Investment Management

(v)  Source: PwC Global IPO Watch

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

Global Sustain Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on August 30, 2013.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI World Net Index(1) and the Lipper Global Large-Cap Growth Funds Index(2)

	Period Ended December 31, 2020 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Fund — Class I Shares w/o sales charges(4)	15.96%	14.19%	—	12.46%
Fund — Class A Shares w/o sales charges(4)	15.53	13.79	—	12.08
Fund — Class A Shares with maximum 5.25% sales charges(4)	9.47	12.57	—	11.26
Fund — Class L Shares w/o sales charges(4)	14.97	13.21	—	11.51
Fund — Class C Shares w/o sales charges(6)	14.68	12.94	—	11.30
Fund — Class C Shares with maximum 1.00% deferred sales charges(6)	13.68	12.94	—	11.30
Fund — Class IS Shares w/o sales charges(5)	16.00	14.23	—	12.15
MSCI World Net Index	15.90	12.19	—	10.62
Lipper Global Large-Cap Growth Funds Index	27.24	15.47	—	13.02

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI World Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Net Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Global Large-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on August 30, 2013.

(5)  Commenced offering on September 13, 2013.

(6)  Commenced offering on April 30, 2015.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments

Global Sustain Portfolio

	Shares	Value (000)
Common Stocks (97.5%)
Canada (3.0%)
Constellation Software, Inc.	1,222	$1,587
Topicus.com, Inc. (a)	2,260	8
		1,595
France (1.9%)
L'Oreal SA (BSRM)	2,299	877
Sanofi	1,318	128
		1,005
Germany (9.8%)
Henkel AG & Co., KGaA (Preference)	22,946	2,587
SAP SE	20,368	2,638
		5,225
Hong Kong (1.8%)
AIA Group Ltd.	78,000	950
Taiwan (2.5%)
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	12,393	1,351
United Kingdom (11.6%)
Experian PLC	3,944	150
GlaxoSmithKline PLC	9,630	176
Prudential PLC	42,318	778
Reckitt Benckiser Group PLC	35,800	3,195
RELX PLC (Euronext N.V.)	12,587	308
RELX PLC (LSE)	39,661	971
Unilever PLC	9,506	570
		6,148
United States (66.9%)
Abbott Laboratories	16,635	1,821
Accenture PLC, Class A	9,345	2,441
Alphabet, Inc., Class A (a)	936	1,641
Amphenol Corp., Class A	8,524	1,115
Automatic Data Processing, Inc.	10,533	1,856
Baxter International, Inc.	25,801	2,070
Becton Dickinson & Co.	8,242	2,062
Cerner Corp.	12,723	999
Coca-Cola Co. (The)	10,115	555
Danaher Corp.	7,943	1,764
Factset Research Systems, Inc.	781	260
Fidelity National Information Services, Inc.	7,003	991
Fox Corp., Class A	6,846	199
Fox Corp., Class B (a)	9,512	275
Intercontinental Exchange, Inc.	11,279	1,300
Medtronic PLC	17,104	2,004
Microsoft Corp.	15,818	3,518
Moody's Corp.	978	284
NIKE, Inc., Class B	5,415	766
Procter & Gamble Co. (The)	15,831	2,203
Roper Technologies, Inc.	1,214	523
Stanley Black & Decker, Inc.	4,863	868
Texas Instruments, Inc.	5,273	865
Thermo Fisher Scientific, Inc.	3,280	1,528
	Shares	Value (000)
Visa, Inc., Class A	13,470	$2,946
Zoetis, Inc.	4,650	770
		35,624
Total Common Stocks (Cost $40,579)		51,898
Short-Term Investment (2.7%)
Investment Company (2.7%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $1,423)	1,422,546	1,423
Total Investments (100.2%) (Cost $42,002) (b)(c)		53,321
Liabilities in Excess of Other Assets (–0.2%)		(88)
Net Assets (100.0%)		$53,233

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)    Non-income producing security.

(b)    The approximate fair value and percentage of net assets, $13,328,000 and 25.0%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(c)    At December 31, 2020, the aggregate cost for federal income tax purposes is approximately $42,260,000. The aggregate gross unrealized appreciation is approximately $11,411,000 and the aggregate gross unrealized depreciation is approximately $350,000, resulting in net unrealized appreciation of approximately $11,061,000.

ADR    American Depositary Receipt.

Euronext N.V.  Euronext Amsterdam Stock Market.

LSE    London Stock Exchange.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	36.8%
Health Care Equipment & Supplies	18.2
Information Technology Services	15.5
Household Products	15.0
Software	14.5
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Global Sustain Portfolio

Statement of Assets and Liabilities	December 31, 2020 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $40,579)	$51,898
Investment in Security of Affiliated Issuer, at Value (Cost $1,423)	1,423
Total Investments in Securities, at Value (Cost $42,002)	53,321
Foreign Currency, at Value (Cost —@)	—	@
Receivable for Fund Shares Sold	426
Dividends Receivable	45
Tax Reclaim Receivable	21
Other Assets	37
Total Assets	53,850
Liabilities:
Payable for Fund Shares Redeemed	294
Payable for Investments Purchased	247
Payable for Advisory Fees	28
Payable for Professional Fees	24
Payable for Custodian Fees	6
Payable for Shareholder Services Fees — Class A	1
Payable for Distribution and Shareholder Services Fees — Class L	1
Payable for Distribution and Shareholder Services Fees — Class C	3
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	1
Payable for Administration Fees	3
Payable for Sub Transfer Agency Fees — Class I	1
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Other Liabilities	5
Total Liabilities	617
Net Assets	$53,233
Net Assets Consist of:
Paid-in-Capital	$42,023
Total Distributable Earnings	11,210
Net Assets	$53,233

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Global Sustain Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2020 (000)
CLASS I:
Net Assets	$34,042
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,054,311
Net Asset Value, Offering and Redemption Price Per Share	$16.57
CLASS A:
Net Assets	$4,839
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	293,039
Net Asset Value, Redemption Price Per Share	$16.51
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.91
Maximum Offering Price Per Share	$17.42
CLASS L:
Net Assets	$1,441
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	88,510
Net Asset Value, Offering and Redemption Price Per Share	$16.28
CLASS C:
Net Assets	$3,594
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	225,443
Net Asset Value, Offering and Redemption Price Per Share	$15.94
CLASS IS:
Net Assets	$9,317
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	562,294
Net Asset Value, Offering and Redemption Price Per Share	$16.57

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Global Sustain Portfolio

Statement of Operations	Year Ended December 31, 2020 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $17 of Foreign Taxes Withheld)	$559
Dividends from Security of Affiliated Issuer (Note G)	3
Total Investment Income	562
Expenses:
Advisory Fees (Note B)	277
Professional Fees	108
Registration Fees	67
Shareholder Services Fees — Class A (Note D)	9
Distribution and Shareholder Services Fees — Class L (Note D)	10
Distribution and Shareholder Services Fees — Class C (Note D)	32
Administration Fees (Note C)	32
Custodian Fees (Note F)	24
Sub Transfer Agency Fees — Class I	17
Sub Transfer Agency Fees — Class A	2
Sub Transfer Agency Fees — Class L	1
Sub Transfer Agency Fees — Class C	2
Shareholder Reporting Fees	15
Transfer Agency Fees — Class I (Note E)	3
Transfer Agency Fees — Class A (Note E)	3
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class IS (Note E)	3
Directors' Fees and Expenses	3
Pricing Fees	3
Other Expenses	12
Total Expenses	628
Waiver of Advisory Fees (Note B)	(205)
Reimbursement of Class Specific Expenses — Class I (Note B)	(8)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(3)
Rebate from Morgan Stanley Affiliate (Note G)	(2)
Net Expenses	409
Net Investment Income	153
Realized Gain (Loss):
Investments Sold	1,121
Foreign Currency Translation	(— @)
Net Realized Gain	1,121
Change in Unrealized Appreciation (Depreciation):
Investments	5,684
Foreign Currency Translation	2
Net Change in Unrealized Appreciation (Depreciation)	5,686
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	6,807
Net Increase in Net Assets Resulting from Operations	$6,960

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Global Sustain Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2020 (000)	Year Ended December 31, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$153	$118
Net Realized Gain	1,121	553
Net Change in Unrealized Appreciation (Depreciation)	5,686	4,945
Net Increase in Net Assets Resulting from Operations	6,960	5,616
Dividends and Distributions to Shareholders:
Class I	(849)	(382)
Class A	(94)	(66)
Class L	(32)	(31)
Class C	(81)	(62)
Class IS	(234)	(198)
Total Dividends and Distributions to Shareholders	(1,290)	(739)
Capital Share Transactions:(1)
Class I:
Subscribed	22,492	7,782
Distributions Reinvested	849	383
Redeemed	(7,634)	(1,403)
Class A:
Subscribed	2,257	1,369
Distributions Reinvested	94	66
Redeemed	(857)	(871)
Class L:
Exchanged	34	—
Distributions Reinvested	32	31
Redeemed	(220)	(303)
Class C:
Subscribed	776	715
Distributions Reinvested	81	62
Redeemed	(540)	(264)
Class IS:
Subscribed	501	1,000
Distributions Reinvested	234	199
Redeemed	— @	— @
Net Increase in Net Assets Resulting from Capital Share Transactions	18,099	8,766
Total Increase in Net Assets	23,769	13,643
Net Assets:
Beginning of Period	29,464	15,821
End of Period	$53,233	$29,464

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Global Sustain Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2020 (000)	Year Ended December 31, 2019 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,528	573
Shares Issued on Distributions Reinvested	52	26
Shares Redeemed	(532)	(102)
Net Increase in Class I Shares Outstanding	1,048	497
Class A:
Shares Subscribed	148	101
Shares Issued on Distributions Reinvested	6	5
Shares Redeemed	(63)	(65)
Net Increase in Class A Shares Outstanding	91	41
Class L:
Shares Exchanged	2	—
Shares Issued on Distributions Reinvested	2	2
Shares Redeemed	(15)	(22)
Net Decrease in Class L Shares Outstanding	(11)	(20)
Class C:
Shares Subscribed	54	55
Shares Issued on Distributions Reinvested	5	4
Shares Redeemed	(36)	(20)
Net Increase in Class C Shares Outstanding	23	39
Class IS:
Shares Subscribed	40	75
Shares Issued on Distributions Reinvested	14	14
Shares Redeemed	— @@	(— @@)
Net Increase in Class IS Shares Outstanding	54	89

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Global Sustain Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$14.66		$11.58		$12.47		$10.81		$11.43
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.08		0.09		0.12		0.13		0.17
Net Realized and Unrealized Gain (Loss)	2.25		3.38		(0.04)		2.35		0.29
Total from Investment Operations	2.33		3.47		0.08		2.48		0.46
Distributions from and/or in Excess of:
Net Investment Income	(0.06)		(0.08)		(0.07)		(0.13)		(0.20)
Net Realized Gain	(0.36)		(0.31)		(0.90)		(0.69)		(0.88)
Total Distributions	(0.42)		(0.39)		(0.97)		(0.82)		(1.08)
Net Asset Value, End of Period	$16.57		$14.66		$11.58		$12.47		$10.81
Total Return(3)	15.96%		30.03%		0.60%		22.86%		4.20%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$34,042		$14,756		$5,891		$5,334		$3,993
Ratio of Expenses Before Expense Limitation	1.45%		1.92%		2.86%		3.54%		2.45%
Ratio of Expenses After Expense Limitation	0.90	%(4)	0.90	%(4)	0.93	%(4)(5)	1.00	%(4)	0.99	%(4)
Ratio of Net Investment Income	0.52	%(4)	0.68	%(4)	0.97	%(4)	1.10	%(4)	1.46	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	20%		14%		76%		39%		35%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective April 30, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.90% for Class I shares. Prior to April 30, 2018, the maximum ratio was 1.00% for Class I shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Global Sustain Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$14.62		$11.56		$12.44		$10.79		$11.40
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.03		0.05		0.07		0.08		0.11
Net Realized and Unrealized Gain (Loss)	2.23		3.36		(0.03)		2.35		0.32
Total from Investment Operations	2.26		3.41		0.04		2.43		0.43
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.04)		(0.02)		(0.09)		(0.16)
Net Realized Gain	(0.36)		(0.31)		(0.90)		(0.69)		(0.88)
Total Distributions	(0.37)		(0.35)		(0.92)		(0.78)		(1.04)
Net Asset Value, End of Period	$16.51		$14.62		$11.56		$12.44		$10.79
Total Return(3)	15.53%		29.53%		0.26%		22.45%		3.83%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,839		$2,949		$1,872		$2,243		$2,182
Ratio of Expenses Before Expense Limitation	1.76%		2.25%		3.21%		3.90%		2.85%
Ratio of Expenses After Expense Limitation	1.24	%(4)	1.25	%(4)	1.28	%(4)(5)	1.35	%(4)	1.33	%(4)
Ratio of Net Investment Income	0.17	%(4)	0.35	%(4)	0.57	%(4)	0.66	%(4)	0.98	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	20%		14%		76%		39%		35%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective April 30, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25% for Class A shares. Prior to April 30, 2018, the maximum ratio was 1.35% for Class A shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Global Sustain Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$14.48		$11.47		$12.41		$10.76		$11.37
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.05)		(0.01)		0.01		0.03		0.06
Net Realized and Unrealized Gain (Loss)	2.21		3.33		(0.04)		2.32		0.31
Total from Investment Operations	2.16		3.32		(0.03)		2.35		0.37
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.01)		(0.01)		(0.10)
Net Realized Gain	(0.36)		(0.31)		(0.90)		(0.69)		(0.88)
Total Distributions	(0.36)		(0.31)		(0.91)		(0.70)		(0.98)
Net Asset Value, End of Period	$16.28		$14.48		$11.47		$12.41		$10.76
Total Return(3)	14.97%		28.87%		(0.25)%		21.80%		3.31%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,441		$1,437		$1,365		$1,611		$2,194
Ratio of Expenses Before Expense Limitation	2.32%		2.77%		3.73%		4.39%		3.35%
Ratio of Expenses After Expense Limitation	1.75	%(4)	1.75	%(4)	1.78	%(4)(5)	1.85	%(4)	1.81	%(4)
Ratio of Net Investment Income (Loss)	(0.33	)%(4)	(0.09	)%(4)	0.04	%(4)	0.24	%(4)	0.52	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	20%		14%		76%		39%		35%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective April 30, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.75% for Class L shares. Prior to April 30, 2018, the maximum ratio was 1.85% for Class L shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Global Sustain Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$14.22		$11.30		$12.26		$10.67		$11.30
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.08)		(0.05)		(0.03)		(0.01)		0.02
Net Realized and Unrealized Gain (Loss)	2.16		3.28		(0.02)		2.30		0.32
Total from Investment Operations	2.08		3.23		(0.05)		2.29		0.34
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.01)		(0.01)		(0.09)
Net Realized Gain	(0.36)		(0.31)		(0.90)		(0.69)		(0.88)
Total Distributions	(0.36)		(0.31)		(0.91)		(0.70)		(0.97)
Net Asset Value, End of Period	$15.94		$14.22		$11.30		$12.26		$10.67
Total Return(3)	14.68%		28.63%		(0.50)%		21.46%		3.06%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,594		$2,872		$1,846		$1,430		$819
Ratio of Expenses Before Expense Limitation	2.51%		2.97%		4.00%		4.71%		3.83%
Ratio of Expenses After Expense Limitation	1.99	%(4)	1.98	%(4)	2.02	%(4)(5)	2.10	%(4)	2.10	%(4)
Ratio of Net Investment Income (Loss)	(0.56	)%(4)	(0.38	)%(4)	(0.24	)%(4)	(0.06	)%(4)	0.17	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	20%		14%		76%		39%		35%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expense After Expenses Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective April 30, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.00% for Class C shares. Prior to April 30, 2018, the maximum ratio was 2.10% for Class C shares.

(6)  Amount is less than 0.005%.
The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Global Sustain Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$14.66		$11.58		$12.47		$10.81		$11.43
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.09		0.11		0.05		0.14		0.16
Net Realized and Unrealized Gain	2.25		3.37		0.04		2.34		0.31
Total from Investment Operations	2.34		3.48		0.09		2.48		0.47
Distributions from and/or in Excess of:
Net Investment Income	(0.07)		(0.09)		(0.08)		(0.13)		(0.21)
Net Realized Gain	(0.36)		(0.31)		(0.90)		(0.69)		(0.88)
Total Distributions	(0.43)		(0.40)		(0.98)		(0.82)		(1.09)
Net Asset Value, End of Period	$16.57		$14.66		$11.58		$12.47		$10.81
Total Return(3)	16.00%		30.08%		0.66%		22.91%		4.17%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$9,317		$7,450		$4,847		$12		$11
Ratio of Expenses Before Expense Limitation	1.41%		1.88%		3.12%		19.10%		19.36%
Ratio of Expenses After Expense Limitation	0.85	%(4)	0.85	%(4)	0.85	%(4)(5)	0.95	%(4)	0.95	%(4)
Ratio of Net Investment Income	0.58	%(4)	0.79	%(4)	0.41	%(4)	1.15	%(4)	1.35	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	20%		14%		76%		39%		35%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective April 30, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.85% for Class IS shares. Prior to April 30, 2018, the maximum ratio was 0.95% for Class IS shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-one separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Sustain Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/ vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$555	$—	$—	$555
Capital Markets	1,844	—	—	1,844
Electronic Equipment, Instruments & Components	1,115	—	—	1,115
Health Care Equipment & Supplies	9,721	—	—	9,721
Health Care Technology	999	—	—	999
Household Products	2,203	5,782	—	7,985
Industrial Conglomerates	523	—	—	523

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Information Technology Services	$8,234	$—	$—	$8,234
Insurance	—	1,728	—	1,728
Interactive Media & Services	1,641	—	—	1,641
Life Sciences Tools & Services	1,528	—	—	1,528
Machinery	868	—	—	868
Media	474	—	—	474
Personal Products	—	1,447	—	1,447
Pharmaceuticals	770	304	—	1,074
Professional Services	—	1,429	—	1,429
Semiconductors & Semiconductor Equipment	2,216	—	—	2,216
Software	5,105	2,646	—	7,751
Textiles, Apparel & Luxury Goods	766	—	—	766
Total Common Stocks	38,562	13,336	—	51,898
Short-Term Investment
Investment Company	1,423	—	—	1,423
Total Assets	$39,985	$13,336	$—	$53,321

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Over $500 million
0.70%	0.65%

For the year ended December 31, 2020, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.18% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.90% for Class I shares, 1.25% for Class A shares, 1.75% for Class L shares, 2.00% for Class C shares and 0.85%

for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2020, approximately $205,000 of advisory fees were waived and approximately $12,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2020, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $24,295,000 and $7,778,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2020.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2020, advisory fees paid were reduced by approximately $2,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2020 is as follows:

Affiliated Investment Company	Value December 31, 2019 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$848	$21,364	$20,789	$3
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2020 (000)
Liquidity Funds	$—	$—	$1,423

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2020, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2020 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2020 and 2019 was as follows:

2020 Distributions Paid From:		2019 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$161	$1,129	$294	$445

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2020.

At December 31, 2020, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$147

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2020, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2020, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 44.0%.

K. Market Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Sustain Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Sustain Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Sustain Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2021

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2020. For corporate shareholders 97.18% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $1,129,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2020. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $162,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				79

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020); and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	79	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	80

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015) Chairman, Opus Capital Group (1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	80

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	79	Director of NVR, Inc. (home construction).

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	80	Director, Rubicon Investment (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the fixed Income Sub-Committee of the Investment committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				79	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	80	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Boards since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	79	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2020) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 1633 Broadway New York, NY 10019 Birth Year: 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

34

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2021 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGQANN
3386899 EXP 02.28.22

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Growth Portfolio

Annual Report

December 31, 2020

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	31
Liquidity Risk Management Program	32
Federal Tax Notice	33
Privacy Notice	34
Director and Officer Information	37

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Growth Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2021

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Expense Example (unaudited)

Growth Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Actual Ending Account Value 12/31/20	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Growth Portfolio Class I	$1,000.00	$1,416.10	$1,022.42	$3.28	$2.75	0.54%
Growth Portfolio Class A	1,000.00	1,414.40	1,021.22	4.73	3.96	0.78
Growth Portfolio Class L	1,000.00	1,410.70	1,018.75	7.70	6.44	1.27
Growth Portfolio Class C	1,000.00	1,409.00	1,017.50	9.20	7.71	1.52
Growth Portfolio Class IS	1,000.00	1,416.50	1,022.82	2.79	2.34	0.46
Growth Portfolio Class IR	1,000.00	1,416.60	1,022.82	2.79	2.34	0.46

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited)

Growth Portfolio

The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

Performance

For the fiscal year ended December 31, 2020, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 115.57%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the Russell 1000® Growth Index (the "Index"), which returned 38.49%.

Please keep in mind that triple-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  U.S. equities reversed a steep sell-off caused by the COVID-19 pandemic shock, aided by massive fiscal and monetary stimulus that kept liquidity flowing and supported a faster-than-expected rebound in economic activity. Promising vaccine news throughout the year, along with the start of vaccine distribution across the U.S. and Europe in December 2020, also helped investors look past resurgences of the virus and renewed curbs on social and business activity that have slowed the economic recovery in the short term. Political uncertainty eased after the U.S. election in November 2020, with markets taking a positive stance on a Biden administration and the prospect for additional fiscal stimulus in 2021.

•  Within the Index, consumer discretionary, information technology and communication services were the top-performing sectors for the year, while energy (the only sector with a negative return), real estate and industrials were the weakest performers.

•  Counterpoint Global seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will result from stock selection, given our philosophy and process. For the year, the Fund outperformed the Index.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The Fund outperformed the Index in this reporting period largely due to favorable stock selection and a small contribution from sector allocations.

•  Stock selection was the strongest across the information technology sector. A proprietary cloud-based communications platform that connects users through frictionless video, voice, chat and content sharing, was the top contributor in the sector and across the portfolio. Its shares advanced on solid results which significantly surpassed expectations and were characterized by strong revenue growth, customer base expansion, speed to scale in international markets, higher profit margins and traction with new products. The company has experienced growing use of its products by both consumers and businesses as video-based communication has become mission critical during the COVID-19 pandemic.

•  Stock selection in the health care and consumer discretionary sectors also contributed to relative outperformance. In health care, the top contributor was a provider of cloud-based software solutions to the life sciences industry. Fundamentals remain strong at the company, driven by strong performance and increasing customer adoption of its solutions across both its platforms. In consumer discretionary, an online used car marketplace was the top contributor to relative outperformance in the sector. The company experienced a rebound in demand and reported better than expected unit sales and profitability, despite constrained inventory levels resulting from the company's decision to slow vehicle acquisition earlier in the pandemic. The company has benefited from the accelerating shift to buying cars online, and is working toward improving vehicle inventory levels by accelerating hiring efforts and opening additional inspection and reconditioning centers.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

Growth Portfolio

•  Given the magnitude of the Fund's outperformance relative to the benchmark, there were no meaningful sector detractors from performance. An overweight to health care was detrimental on a relative basis but was more than offset by the outperformance of our stock selection in the sector.

•  Although the information technology sector was by far the largest contributor to performance, the strength in these holdings was partly offset by weakness in a provider of cloud-based financial and human resources management software, which was the largest detractor across the portfolio.

Management Strategies

•  As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over a five-year horizon, and owning a portfolio of unique companies whose market value we believe can increase significantly for underlying fundamental reasons.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C, IS and IR shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the Russell 1000® Growth Index(1) and the Lipper Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2020 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(10)
Fund — Class I Shares w/o sales charges(4)	115.57%	32.17%	23.12%	13.81%
Fund — Class A Shares w/o sales charges(5)	115.09	31.82	22.80	13.40
Fund — Class A Shares with maximum 5.25% sales charges(5)	103.82	30.40	22.14	13.16
Fund — Class L Shares w/o sales charges(6)	114.01	31.16	—	23.91
Fund — Class C Shares w/o sales charges(8)	113.48	30.84	—	27.34
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	112.48	30.84	—	27.34
Fund — Class IS Shares w/o sales charges(7)	115.76	32.28	—	26.67
Fund — Class IR Shares w/o sales charges(9)	115.74	—	—	38.74
Russell 1000® Growth Index	38.49	21.00	17.21	10.63
Lipper Multi-Cap Growth Funds Index	43.16	19.56	15.56	10.55

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Multi-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on April 2, 1991.

(5)  Commenced offering on January 2, 1996.

(6)  Commenced offering on April 27, 2012.

(7)  Commenced offering on September 13, 2013.

(8)  Commenced offering on April 30, 2015.

(9)  Commenced offering on June 15, 2018.

(10)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments

Growth Portfolio

	Shares	Value (000)
Common Stocks (90.9%)
Biotechnology (0.8%)
Alnylam Pharmaceuticals, Inc. (a)	417,835	$54,306
Moderna, Inc. (a)	789,321	82,460
		136,766
Entertainment (5.9%)
Netflix, Inc. (a)	338,247	182,900
Spotify Technology SA (a)	2,606,380	820,124
		1,003,024
Food & Staples Retailing (1.0%)
Costco Wholesale Corp.	468,129	176,382
Health Care Equipment & Supplies (5.4%)
DexCom, Inc. (a)	734,192	271,445
Intuitive Surgical, Inc. (a)	797,331	652,297
		923,742
Health Care Providers & Services (1.0%)
Guardant Health, Inc. (a)	1,356,837	174,869
Health Care Technology (4.0%)
Agilon Health Topco, Inc. (a)(b)(c) (acquisition cost — $25,030; acquired 11/7/18)	66,188	39,017
Veeva Systems, Inc., Class A (a)	2,331,726	634,812
		673,829
Hotels, Restaurants & Leisure (0.6%)
Airbnb, Inc., Class A (a)	668,925	98,198
Information Technology Services (22.2%)
Adyen N.V. (Netherlands) (a)	107,749	250,359
Fastly, Inc., Class A (a)	1,776,664	155,227
MongoDB, Inc. (a)	464,650	166,828
Okta, Inc. (a)	1,610,656	409,526
Shopify, Inc., Class A (Canada) (a)	743,921	842,081
Snowflake, Inc., Class A (a)	1,830,709	515,162
Square, Inc., Class A (a)	3,975,042	865,128
Twilio, Inc., Class A (a)	1,740,213	589,062
		3,793,373
Interactive Media & Services (15.0%)
Facebook, Inc., Class A (a)	2,193,688	599,228
Pinterest, Inc., Class A (a)	3,874,637	255,338
Snap, Inc., Class A (a)	12,866,390	644,220
Twitter, Inc. (a)	12,043,526	652,157
Zillow Group, Inc., Class C (a)	3,185,498	413,478
		2,564,421
Internet & Direct Marketing Retail (10.7%)
Amazon.com, Inc. (a)	391,539	1,275,215
Chewy, Inc., Class A (a)	1,874,687	168,516
DoorDash, Inc., Class A (a)	1,045,221	149,205
Wayfair, Inc., Class A (a)	1,072,360	242,150
		1,835,086
	Shares	Value (000)
Life Sciences Tools & Services (2.8%)
10X Genomics, Inc., Class A (a)	1,430,420	$202,547
Illumina, Inc. (a)	756,073	279,747
		482,294
Metals & Mining (0.1%)
Royal Gold, Inc.	163,583	17,399
Oil, Gas & Consumable Fuels (0.2%)
Texas Pacific Land Trust (d)	42,484	30,886
Pharmaceuticals (0.9%)
Royalty Pharma PLC, Class A	2,983,504	149,324
Road & Rail (4.8%)
Uber Technologies, Inc. (a)	16,036,353	817,854
Semiconductors & Semiconductor Equipment (1.5%)
NVIDIA Corp.	505,659	264,055
Software (11.2%)
Cloudflare, Inc., Class A (a)	2,236,690	169,966
Coupa Software, Inc. (a)	1,262,290	427,802
Trade Desk, Inc. (The), Class A (a)	584,181	467,929
Unity Software, Inc. (a)(d)	1,020,571	156,627
Zoom Video Communications, Inc., Class A (a)	2,066,755	697,158
		1,919,482
Specialty Retail (2.8%)
Carvana Co. (a)	2,007,037	480,766
Total Common Stocks (Cost $7,592,896)		15,541,750
Preferred Stocks (0.8%)
Electronic Equipment, Instruments & Components (0.0%)
Magic Leap Series C (a)(b)(c) (acquisition cost — $18,812; acquired 12/22/15)	816,725	—
Internet & Direct Marketing Retail (0.8%)
Airbnb, Inc. Series D (a)(b) (acquisition cost — $20,638; acquired 4/16/14)	1,013,856	136,927
Total Preferred Stocks (Cost $39,450)		136,927
Short-Term Investments (8.1%)
Securities held as Collateral on Loaned Securities (0.3%)
Investment Company (0.3%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	43,631,380	43,631
	Face Amount (000)
Repurchase Agreements (0.0%)
Barclays Capital, Inc., (0.05%, dated 12/31/20, due 1/4/21; proceeds $1,331; fully collateralized by a U.S. Government Obligation; 1.63% due 11/15/22; valued at $1,357)	$1,331	1,331

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments (cont'd)

Growth Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
HSBC Securities USA, Inc., (0.05%, dated 12/31/20, due 1/4/21; proceeds $5,188; fully collateralized by a U.S. Government Obligation; 0.15% due 10/31/22; valued at $5,292)	$5,188	$5,188
Merrill Lynch & Co., Inc., (0.06%, 12/31/20, due 1/4/21; proceeds $532; fully collateralized by a U.S. Government Obligation; 2.50% due 5/15/46; valued at $543)	532	532
		7,051
Total Securities held as Collateral on Loaned Securities (Cost $50,682)		50,682
	Shares
Investment Company (7.8%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $1,331,818)	1,331,818,318	1,331,818
Total Short-Term Investments (Cost $1,382,500)		1,382,500
Total Investments Excluding Purchased Options (99.7%) (Cost $9,014,846)		17,061,177
Total Purchased Options Outstanding (0.1%) (Cost $57,401)		10,921
Total Investments (99.8%) (Cost $9,072,247) Including $49,234 of Securities Loaned (e)(f)		17,072,098
Other Assets in Excess of Liabilities (0.2%)		31,575
Net Assets (100.0%)		$17,103,673

(a)  Non-income producing security.

(b)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2020 amounts to approximately $175,944,000 and represents 1.0% of net assets.

(c)  At December 31, 2020, the Fund held fair valued securities valued at approximately $39,017,000, representing 0.2% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's (as defined herein) Directors.

(d)  All or a portion of this security was on loan at December 31, 2020.

(e)  The approximate fair value and percentage of net assets, $250,359,000 and 1.5%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(f)  At December 31, 2020, the aggregate cost for federal income tax purposes is approximately $9,111,242,000. The aggregate gross unrealized appreciation is approximately $8,094,092,000 and the aggregate gross unrealized depreciation is approximately $133,236,000, resulting in net unrealized appreciation of approximately $7,960,856,000.

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2020:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)	Premiums Paid (000)	Unrealized Depreciation (000)
BNP Paribas	USD/CNH	CNH	7.99	Sep-21	2,209,996,914	2,209,997	$2,102	$13,383	$(11,281)
BNP Paribas	USD/CNH	CNH	7.64	Nov-21	2,625,404,928	2,625,405	7,170	14,258	(7,088)
Royal Bank of Scotland	USD/CNH	CNH	7.75	Jan-21	1,640,578,609	1,640,579	2	7,164	(7,162)
Royal Bank of Scotland	USD/CNH	CNH	8.06	Jul-21	2,411,798,894	2,411,799	1,440	12,792	(11,352)
Royal Bank of Scotland	USD/CNH	CNH	8.48	May-21	1,570,361,464	1,570,361	207	9,804	(9,597)
							$10,921	$57,401	$(46,480)

CNH  —  Chinese Yuan Renminbi Offshore

USD  —  United States Dollar

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments (cont'd)

Growth Portfolio

Portfolio Composition*

Classification	Percentage of Total Investments
Information Technology Services	22.3%
Other**	20.6
Interactive Media & Services	15.1
Internet & Direct Marketing Retail	11.6
Software	11.3
Short-Term Investments	7.8
Entertainment	5.9
Health Care Equipment & Supplies	5.4
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2020.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Growth Portfolio

Statement of Assets and Liabilities	December 31, 2020 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $7,696,798)	$15,696,649
Investment in Security of Affiliated Issuer, at Value (Cost $1,375,449)	1,375,449
Total Investments in Securities, at Value (Cost $9,072,247)	17,072,098
Foreign Currency, at Value (Cost —@)	—	@
Receivable for Investments Sold	179,734
Receivable for Fund Shares Sold	26,851
Dividends Receivable	85
Receivable from Securities Lending Income	21
Receivable from Affiliate	13
Other Assets	738
Total Assets	17,279,540
Liabilities:
Payable for Investments Purchased	79,275
Collateral on Securities Loaned, at Value	50,682
Payable for Fund Shares Redeemed	15,924
Payable for Advisory Fees	14,369
Due to Broker	11,792
Payable for Shareholder Services Fees — Class A	1,164
Payable for Distribution and Shareholder Services Fees — Class L	114
Payable for Distribution and Shareholder Services Fees — Class C	438
Payable for Administration Fees	1,176
Payable for Sub Transfer Agency Fees — Class I	184
Payable for Sub Transfer Agency Fees — Class A	64
Payable for Sub Transfer Agency Fees — Class L	13
Payable for Custodian Fees	91
Payable for Professional Fees	72
Payable for Transfer Agency Fees — Class I	19
Payable for Transfer Agency Fees — Class A	36
Payable for Transfer Agency Fees — Class L	3
Payable for Transfer Agency Fees — Class C	3
Payable for Transfer Agency Fees — Class IS	2
Payable for Transfer Agency Fees — Class IR	1
Payable for Directors' Fees and Expenses	41
Bank Overdraft	—	@
Other Liabilities	404
Total Liabilities	175,867
Net Assets	$17,103,673
Net Assets Consist of:
Paid-in-Capital	$8,095,581
Total Distributable Earnings	9,008,092
Net Assets	$17,103,673

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Growth Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2020 (000)
CLASS I:
Net Assets	$6,816,690
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	74,520,261
Net Asset Value, Offering and Redemption Price Per Share	$91.47
CLASS A:
Net Assets	$5,465,808
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	64,069,689
Net Asset Value, Redemption Price Per Share	$85.31
Maximum Sales Load	5.25%
Maximum Sales Charge	$4.73
Maximum Offering Price Per Share	$90.04
CLASS L:
Net Assets	$173,317
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,197,930
Net Asset Value, Offering and Redemption Price Per Share	$78.85
CLASS C:
Net Assets	$514,190
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	6,635,719
Net Asset Value, Offering and Redemption Price Per Share	$77.49
CLASS IS:
Net Assets	$3,743,697
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	40,507,828
Net Asset Value, Offering and Redemption Price Per Share	$92.42
CLASS IR:
Net Assets	$389,971
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	4,219,939
Net Asset Value, Offering and Redemption Price Per Share	$92.41
(1) Including: Securities on Loan, at Value:	$49,234

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Growth Portfolio

Statement of Operations	Year Ended December 31, 2020 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$836
Dividends from Security of Affiliated Issuer (Note G)	799
Income from Securities Loaned — Net	233
Total Investment Income	1,868
Expenses:
Advisory Fees (Note B)	42,776
Shareholder Services Fees — Class A (Note D)	9,051
Distribution and Shareholder Services Fees — Class L (Note D)	976
Distribution and Shareholder Services Fees — Class C (Note D)	3,104
Administration Fees (Note C)	9,092
Sub Transfer Agency Fees — Class I	3,435
Sub Transfer Agency Fees — Class A	2,486
Sub Transfer Agency Fees — Class L	74
Sub Transfer Agency Fees — Class C	167
Shareholder Reporting Fees	521
Registration Fees	485
Transfer Agency Fees — Class I (Note E)	104
Transfer Agency Fees — Class A (Note E)	194
Transfer Agency Fees — Class L (Note E)	16
Transfer Agency Fees — Class C (Note E)	26
Transfer Agency Fees — Class IS (Note E)	9
Transfer Agency Fees — Class IR (Note E)	3
Professional Fees	279
Custodian Fees (Note F)	226
Directors' Fees and Expenses	149
Pricing Fees	3
Other Expenses	234
Total Expenses	73,410
Rebate from Morgan Stanley Affiliate (Note G)	(840)
Net Expenses	72,570
Net Investment Loss	(70,702)
Realized Gain:
Investments Sold	2,508,125
Foreign Currency Translation	16
Net Realized Gain	2,508,141
Change in Unrealized Appreciation (Depreciation):
Investments	6,284,984
Foreign Currency Translation	1
Net Change in Unrealized Appreciation (Depreciation)	6,284,985
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	8,793,126
Net Increase in Net Assets Resulting from Operations	$8,722,424

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Growth Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2020 (000)	Year Ended December 31, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(70,702)	$(33,430)
Net Realized Gain	2,508,141	905,247
Net Change in Unrealized Appreciation (Depreciation)	6,284,985	374,645
Net Increase in Net Assets Resulting from Operations	8,722,424	1,246,462
Dividends and Distributions to Shareholders:
Class I	(587,891)	(250,375)
Class A	(492,476)	(249,460)
Class L	(17,295)	(10,223)
Class C	(50,352)	(18,689)
Class IS	(318,382)	(141,597)
Class IR	(33,066)	(25,723)
Total Dividends and Distributions to Shareholders	(1,499,462)	(696,067)
Capital Share Transactions:(1)
Class I:
Subscribed	3,068,441	1,270,157
Distributions Reinvested	494,117	224,217
Redeemed	(2,048,941)	(1,016,032)
Class A:
Subscribed	1,320,428	531,381
Distributions Reinvested	474,626	241,503
Redeemed	(987,191)	(629,164)
Class L:
Exchanged	149	74
Distributions Reinvested	16,955	10,041
Redeemed	(18,219)	(9,094)
Class C:
Subscribed	192,797	91,888
Distributions Reinvested	44,778	16,680
Redeemed	(71,959)	(36,785)
Class IS:
Subscribed	701,960	304,283
Distributions Reinvested	315,802	140,426
Redeemed	(456,386)	(226,568)
Class IR:
Subscribed	27,158	93,649
Distributions Reinvested	33,066	25,723
Redeemed	(155,705)	(12,024)
Net Increase in Net Assets Resulting from Capital Share Transactions	2,951,876	1,020,355
Total Increase in Net Assets	10,174,838	1,570,750
Net Assets:
Beginning of Period	6,928,835	5,358,085
End of Period	$17,103,673	$6,928,835

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Growth Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2020 (000)	Year Ended December 31, 2019 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	45,741	25,589
Shares Issued on Distributions Reinvested	5,306	4,970
Shares Redeemed	(29,210)	(20,652)
Net Increase in Class I Shares Outstanding	21,837	9,907
Class A:
Shares Subscribed	18,846	11,250
Shares Issued on Distributions Reinvested	5,465	5,690
Shares Redeemed	(15,307)	(13,463)
Net Increase in Class A Shares Outstanding	9,004	3,477
Class L:
Shares Exchanged	2	2
Shares Issued on Distributions Reinvested	211	253
Shares Redeemed	(297)	(207)
Net Increase (Decrease) in Class L Shares Outstanding	(84)	48
Class C:
Shares Subscribed	3,122	2,072
Shares Issued on Distributions Reinvested	567	426
Shares Redeemed	(1,187)	(851)
Net Increase in Class C Shares Outstanding	2,502	1,647
Class IS:
Shares Subscribed	10,266	6,239
Shares Issued on Distributions Reinvested	3,357	3,086
Shares Redeemed	(6,504)	(4,547)
Net Increase in Class IS Shares Outstanding	7,119	4,778
Class IR:
Shares Subscribed	502	1,883
Shares Issued on Distributions Reinvested	352	565
Shares Redeemed	(2,396)	(244)
Net Increase (Decrease) in Class IR Shares Outstanding	(1,542)	2,204

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$46.33		$41.75		$41.65		$35.19		$40.44
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.38)		(0.19)		(0.08)		(0.11)		0.01
Net Realized and Unrealized Gain (Loss)	54.08		9.73		3.50		15.39		(0.79)
Total from Investment Operations	53.70		9.54		3.42		15.28		(0.78)
Distributions from and/or in Excess of:
Net Realized Gain	(8.56)		(4.96)		(3.32)		(8.82)		(4.47)
Net Asset Value, End of Period	$91.47		$46.33		$41.75		$41.65		$35.19
Total Return(3)	115.57%		23.16%		7.66%		43.83%		(1.91)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$6,816,690		$2,440,640		$1,785,893		$991,362		$726,787
Ratio of Expenses Before Expense Limitation	N/A		0.59%		N/A		N/A		0.63%
Ratio of Expenses After Expense Limitation	0.54	%(4)	0.58	%(4)	0.58	%(4)	0.61	%(4)	0.63	%(4)(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.58	%(4)	N/A		0.61	%(4)	N/A
Ratio of Net Investment Income (Loss)	(0.53	)%(4)	(0.38	)%(4)	(0.17	)%(4)	(0.25	)%(4)	0.02	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.00	%(6)
Portfolio Turnover Rate	60%		87%		41%		55%		39%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation would have been less than 0.005% higher and the Ratio of Net Investment Income would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective April 7, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.80% for Class I shares. Prior to April 7, 2016, the maximum ratio was 0.70% for Class I shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Growth Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$43.57		$39.61		$39.77		$33.97		$39.31
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.51)		(0.30)		(0.19)		(0.22)		(0.10)
Net Realized and Unrealized Gain (Loss)	50.81		9.22		3.35		14.84		(0.77)
Total from Investment Operations	50.30		8.92		3.16		14.62		(0.87)
Distributions from and/or in Excess of:
Net Realized Gain	(8.56)		(4.96)		(3.32)		(8.82)		(4.47)
Net Asset Value, End of Period	$85.31		$43.57		$39.61		$39.77		$33.97
Total Return(3)	115.09%		22.81%		7.39%		43.45%		(2.21)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,465,808		$2,399,450		$2,043,706		$1,827,833		$1,376,836
Ratio of Expenses Before Expense Limitation	N/A		0.84%		N/A		N/A		0.92%
Ratio of Expenses After Expense Limitation	0.79	%(4)	0.83	%(4)	0.84	%(4)	0.88	%(4)	0.92	%(4)(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.83	%(4)	N/A		0.88	%(4)	N/A
Ratio of Net Investment Loss	(0.77	)%(4)	(0.64	)%(4)	(0.43	)%(4)	(0.52	)%(4)	(0.26	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.00	%(6)
Portfolio Turnover Rate	60%		87%		41%		55%		39%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation would have been 0.005% higher and the Ratio of Net Investment Loss would have been 0.005% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective April 7, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.15% for Class A shares. Prior to April 7, 2016, the maximum ratio was 1.05% for Class A shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Growth Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$40.77		$37.51		$37.99		$32.90		$38.41
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.76)		(0.50)		(0.39)		(0.43)		(0.29)
Net Realized and Unrealized Gain (Loss)	47.40		8.72		3.23		14.34		(0.75)
Total from Investment Operations	46.64		8.22		2.84		13.91		(1.04)
Distributions from and/or in Excess of:
Net Realized Gain	(8.56)		(4.96)		(3.32)		(8.82)		(4.47)
Net Asset Value, End of Period	$78.85		$40.77		$37.51		$37.99		$32.90
Total Return(3)	114.01%		22.22%		6.89%		42.69%		(2.72)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$173,317		$93,053		$83,818		$90,177		$74,324
Ratio of Expenses Before Expense Limitation	N/A		1.33%		N/A		N/A		1.45%
Ratio of Expenses After Expense Limitation	1.29	%(4)	1.32	%(4)	1.31	%(4)	1.42	%(4)	1.45	%(4)(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.32	%(4)	N/A		1.42	%(4)	N/A
Ratio of Net Investment Loss	(1.27	)%(4)	(1.12	)%(4)	(0.90	)%(4)	(1.05	)%(4)	(0.79	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.00	%(6)
Portfolio Turnover Rate	60%		87%		41%		55%		39%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation would have been less than 0.005% higher and the Ratio of Net Investment Loss would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective April 7, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.65% for Class L shares. Prior to April 7, 2016, the maximum ratio was 1.55% for Class L shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Growth Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$40.23		$37.17		$37.76		$32.81		$38.40
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.93)		(0.61)		(0.51)		(0.51)		(0.38)
Net Realized and Unrealized Gain (Loss)	46.75		8.63		3.24		14.28		(0.74)
Total from Investment Operations	45.82		8.02		2.73		13.77		(1.12)
Distributions from and/or in Excess of:
Net Realized Gain	(8.56)		(4.96)		(3.32)		(8.82)		(4.47)
Net Asset Value, End of Period	$77.49		$40.23		$37.17		$37.76		$32.81
Total Return(3)	113.48%		21.91%		6.61%		42.37%		(2.93)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$514,190		$166,303		$92,431		$37,524		$16,613
Ratio of Expenses Before Expense Limitation	N/A		1.59%		N/A		N/A		1.70%
Ratio of Expenses After Expense Limitation	1.53	%(4)	1.58	%(4)	1.57	%(4)	1.63	%(4)	1.70	%(4)(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.58	%(4)	N/A		1.63%		N/A
Ratio of Net Investment Loss	(1.51	)%(4)	(1.38	)%(4)	(1.17	)%(4)	(1.26	)%(4)	(1.04	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.00	%(6)
Portfolio Turnover Rate	60%		87%		41%		55%		39%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation would have been less than 0.005% higher and the Ratio of Net Investment Loss would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective April 7, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.90% for Class C shares. Prior to April 7, 2016, the maximum ratio was 1.80% for Class C shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Growth Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$46.73		$42.04		$41.89		$35.32		$40.54
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.32)		(0.15)		(0.04)		(0.07)		0.05
Net Realized and Unrealized Gain (Loss)	54.57		9.80		3.51		15.46		(0.80)
Total from Investment Operations	54.25		9.65		3.47		15.39		(0.75)
Distributions from and/or in Excess of:
Net Realized Gain	(8.56)		(4.96)		(3.32)		(8.82)		(4.47)
Net Asset Value, End of Period	$92.42		$46.73		$42.04		$41.89		$35.32
Total Return(3)	115.76%		23.26%		7.74%		43.98%		(1.83)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,743,697		$1,560,148		$1,202,659		$1,131,543		$875,021
Ratio of Expenses Before Expense Limitation	N/A		0.50%		N/A		N/A		0.54%
Ratio of Expenses After Expense Limitation	0.47	%(4)	0.49	%(4)	0.50	%(4)	0.53	%(4)	0.54	%(4)(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.49	%(4)	N/A		0.53	%(4)	N/A
Ratio of Net Investment Income (Loss)	(0.45	)%(4)	(0.29	)%(4)	(0.09	)%(4)	(0.16	)%(4)	0.12	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.00	%(6)
Portfolio Turnover Rate	60%		87%		41%		55%		39%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation would have been less than 0.005% higher and the Ratio of Net Investment Income would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective April 7, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.73% for Class IS shares. Prior to April 7, 2016, the maximum ratio was 0.67% for Class IS shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Growth Portfolio

	Class IR
	Year Ended December 31,				Period from June 15, 2018(1) to
Selected Per Share Data and Ratios	2020		2019		December 31, 2018
Net Asset Value, Beginning of Period	$46.73		$42.04		$52.16
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.31)		(0.15)		(0.04)
Net Realized and Unrealized Gain (Loss)	54.55		9.80		(6.76)
Total from Investment Operations	54.24		9.65		(6.80)
Distributions from and/or in Excess of:
Net Realized Gain	(8.56)		(4.96)		(3.32)
Net Asset Value, End of Period	$92.41		$46.73		$42.04
Total Return(3)	115.74%		23.26%		(13.48	)%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period, (Thousands)	$389,971		$269,241		$149,578
Ratio of Expenses Before Expense Limitation	N/A		0.50%		N/A
Ratio of Expenses After Expense Limitation	0.47	%(4)	0.49	%(4)	0.49	%(4)(6)
Ratios of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.49	%(4)	N/A
Ratio of Net Investment Loss	(0.45	)%(4)	(0.30	)%(4)	(0.14	)%(4)(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01	%(6)
Portfolio Turnover Rate	60%		87%		41%

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Not annualized.

(6)  Annualized.
The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-one separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Growth Portfolio. The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

The Fund offers six classes of shares — Class I, Class A, Class L, Class C, Class IS and Class IR. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for class L Shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (5) when market quotations are not readily available, including circumstances under which the Adviser determines

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Biotechnology	$136,766	$—	$—		$136,766
Entertainment	1,003,024	—	—		1,003,024
Food & Staples Retailing	176,382	—	—		176,382
Health Care Equipment & Supplies	923,742	—	—		923,742
Health Care Providers & Services	174,869	—	—		174,869
Health Care Technology	634,812	—	39,017		673,829
Hotels, Restaurants & Leisure	98,198	—	—		98,198
Information Technology Services	3,543,014	250,359	—		3,793,373
Interactive Media & Services	2,564,421	—	—		2,564,421
Internet & Direct Marketing Retail	1,835,086	—	—		1,835,086
Life Sciences Tools & Services	482,294	—	—		482,294
Metals & Mining	17,399	—	—		17,399
Oil, Gas & Consumable Fuels	30,886	—	—		30,886
Pharmaceuticals	149,324	—	—		149,324
Road & Rail	817,854	—	—		817,854
Semiconductors & Semiconductor Equipment	264,055	—	—		264,055
Software	1,919,482	—	—		1,919,482
Specialty Retail	480,766	—	—		480,766
Total Common Stocks	15,252,374	250,359	39,017		15,541,750
Preferred Stocks
Electronic Equipment, Instruments & Components	—	—	—	†	—	†
Internet & Direct Marketing Retail	—	136,927	—		136,927
Total Preferred Stocks	—	136,927	—	†	136,927	†
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Call Options Purchased	$—	$10,921	$—		$10,921
Short-Term Investments
Investment Company	1,375,449	—	—		1,375,449
Repurchase Agreements	—	7,051	—		7,051
Total Short-Term Investments	1,375,449	7,051	—		1,382,500
Total Assets	$16,627,823	$405,258	$39,017	†	$17,072,098	†

†  Includes a security valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock (000)	Preferred Stocks (000)
Beginning Balance	$29,749	$86,499
Purchases	—	—
Sales	—	—
Amortization of discount	—	—
Transfers in	—	—
Transfers out	—	(66,595	)††
Corporate actions	—	—
Change in unrealized appreciation (depreciation)	9,268	(19,904	)†
Realized gains (losses)	—	—
Ending Balance	$39,017	$—	†
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2020	$9,268	$(19,904	)†

†  Includes a security valued at zero.

††  A security transferred out of level 3 due to an Initial Public Offering.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2020. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance. The Fund calculated the weighted averages of the unobservable inputs relative to each investment's fair value as of December 31, 2020.

	Fair Value at December 31, 2020 (000)	Valuation Technique	Unobservable Input	Amount*		Impact to Valuation from an Increase in Input**
Common Stock	$39,017	Discounted Cash Flow	Weighted Average Cost of Capital	13.0%		Decrease
			Perpetual Growth Rate	3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	1.3	x	Increase
			Discount for Lack of Marketability	13.0%		Decrease

*  Amount is indicative of the weighted average.

**  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2020:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$10,921	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2020 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(20,463	)(b)

(b)  Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(28,452	)(c)

(c)  Amounts are included in Investments in the Statement of Operations.

At December 31, 2020, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Purchased Options	$10,921	(a)	$—

(a)  Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2020:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities(a) (000)	Financial Instrument (000)	Collateral Received(e) (000)	Net Amount (not less than $0) (000)
BNP Paribas	$9,272	$—	$(9,272)	$0
Royal Bank of Scotland	1,649	—	(1,649)	0
Total	$10,921	$—	$(10,921)	$0

(a)  Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(e)  In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2020, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	6,561,135,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2020:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$49,234	(f)	$—	$(49,234	)(g)(h)	$0

(f)  Represents market value of loaned securities at year end.

(g)  The Fund received cash collateral of approximately $50,682,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments.

(h)  The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2020:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$50,682	$—	$—	$—	$50,682
Total Borrowings	$50,682	$—	$—	$—	$50,682
Gross amount of recognized liabilities for securities lending transactions					$50,682

7.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

8.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Next $1 billion	Next $1 billion	Over $3 billion
0.50%	0.45%	0.40%	0.35%

For the year ended December 31, 2020, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.37% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.80% for Class I shares, 1.15% for Class A shares, 1.65% for Class L shares, 1.90% for Class C shares, 0.73% for Class IS shares and 0.73% for Class IR shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. This arrangement had no effect for the year ended December 31, 2020.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset

Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2020, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $6,569,260,000 and $6,508,463,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2020.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2020, advisory fees paid were reduced by approximately $840,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2020 is as follows:

Affiliated Investment Company	Value December 31, 2019 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$81,979	$4,579,796	$3,286,326	$799
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2020 (000)
Liquidity Funds	$—	$—	$1,375,449

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2020, the Fund engaged in cross-trade purchases of approximately $9,714,000.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2020 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2020 and 2019 was as follows:

2020 Distributions Paid From:		2019 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$345,276	$1,154,186	$32,348	$663,719

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2020.

At December 31, 2020, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$524,779	$522,718

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2020, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2020, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 28.2%.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

K. Market Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. — Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Growth Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Growth Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2021

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2020. For corporate shareholders 0.07% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $1,154,186,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2020. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $248,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				79

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP plc (November 2010May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020); and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	79	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	80

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015) Chairman, Opus Capital Group (1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	80

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	79	Director of NVR, Inc. (home construction).

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	80	Director, Rubicon Investment (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the fixed Income Sub-Committee of the Investment committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				79	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	80	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Boards since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	79	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2020) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

39

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 1633 Broadway New York, NY 10019 Birth Year: 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

40

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

41

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2021 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGRWANN
3386901 EXP 02.28.22

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Inception Portfolio

Annual Report

December 31, 2020

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	30
Liquidity Risk Management Program	31
Federal Tax Notice	32
Privacy Notice	33
Director and Officer Information	36

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Inception Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2021

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Expense Example (unaudited)

Inception Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Actual Ending Account Value 12/31/20	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Inception Portfolio Class I	$1,000.00	$1,744.20	$1,020.16	$6.83	$5.03	0.99%
Inception Portfolio Class A	1,000.00	1,741.50	1,018.85	8.61	6.34	1.25
Inception Portfolio Class L	1,000.00	1,736.70	1,015.89	12.66	9.32	1.84
Inception Portfolio Class C	1,000.00	1,734.50	1,014.73	14.23	10.48	2.07
Inception Portfolio Class IS	1,000.00	1,744.60	1,020.51	6.35	4.67	0.92

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited)

Inception Portfolio

The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies.

Performance

For the fiscal year ended December 31, 2020, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 150.57%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the Russell 2000® Growth Index (the "Index"), which returned 34.63%.

Please keep in mind that high triple-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  U.S. equities reversed a steep sell-off caused by the COVID-19 pandemic shock, aided by massive fiscal and monetary stimulus that kept liquidity flowing and supported a faster-than-expected rebound in economic activity. Promising vaccine news throughout the year, along with the start of vaccine distribution across the U.S. and Europe in December 2020, also helped investors look past resurgences of the virus and renewed curbs on social and business activity that have slowed the economic recovery in the short term. Political uncertainty eased after the U.S. election in November 2020, with markets taking a positive stance on a Biden administration and the prospect for additional fiscal stimulus in 2021.

•  Within the Index of small-cap growth stocks, health care, information technology and industrials were the best performing sectors, while energy (the only sector with a negative return), materials and real estate were the weakest performers.

•  Counterpoint Global seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will result from stock selection, given our philosophy and process. For the year, the Fund outperformed the Index.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The Fund outperformed the Index in this reporting period primarily due to favorable stock selection and a smaller contribution from sector allocations.

•  Stock selection in information technology and consumer discretionary sectors delivered most of the Fund's relative outperformance, with eight of the 10 largest contributing holdings from these two sectors. To a lesser extent, stock selection was positive for relative performance in real estate, communication services, industrials and consumer staples.

•  Given the magnitude of the Fund's outperformance relative to the benchmark, there were few meaningful detractors from performance in the year. An overweight to communication services was detrimental on a relative basis but was more than offset by the outperformance of our stock selection in the sector. Stock selection in financials marginally detracted as well but was countered by a small relative gain from an average sector underweight there, resulting in a nearly neutral impact on relative performance. (As of the end of the period, the Fund had no exposure to the financials sector.)

Management Strategies

•  As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over a five-year horizon, and owning a portfolio of unique companies whose market value we believe can increase significantly for underlying fundamental reasons.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

Inception Portfolio

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if application).

Performance Compared to the Russell 2000® Growth Index(1) and the Lipper Small-Cap Growth Funds Index(2)

	Period Ended December 31, 2020 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Fund — Class I Shares w/o sales charges(4)	150.57%	33.14%	19.42%	13.92%
Fund — Class A Shares w/o sales charges(5)	149.86	32.76	19.08	13.75
Fund — Class A Shares with maximum 5.25% sales charges(5)	136.79	31.33	18.44	13.51
Fund — Class L Shares w/o sales charges(6)	148.49	32.04	—	21.25
Fund — Class C Shares w/o sales charges(8)	147.97	—	—	41.57
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	146.97	—	—	41.57
Fund — Class IS Shares w/o sales charges(7)	150.79	33.25	—	20.92
Russell 2000® Growth Index	34.63	16.36	13.48	8.94
Lipper Small-Cap Growth Funds Index	37.36	18.41	13.89	10.48

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Small-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Small-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Small-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on November 1, 1989.

(5)  Commenced offering on January 2, 1996.

(6)  Commenced offering on November 11, 2011.

(7)  Commenced offering on September 13, 2013.

(8)  Commenced offering on May 31, 2017.

(9)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments

Inception Portfolio

	Shares	Value (000)
Common Stocks (84.2%)
Biotechnology (3.5%)
4D Molecular Therapeutics, Inc. (a)	112,271	$4,654
Abcam PLC ADR (United Kingdom) (a)	595,130	12,825
Editas Medicine, Inc. (a)	45,507	3,190
Intellia Therapeutics, Inc. (a)	60,041	3,266
Passage Bio, Inc. (a)	172,359	4,407
Relay Therapeutics, Inc. (a)	45,854	1,906
		30,248
Diversified Holding Companies (2.4%)
Dragoneer Growth Opportunities Corp. (a)	464,554	6,499
Northern Star Acquisition Corp. (a)	464,757	7,297
Ribbit LEAP Ltd. (a)	457,477	6,848
		20,644
Diversified Telecommunication Services (2.4%)
Anterix, Inc. (a)	560,111	21,060
Food Products (4.9%)
UTZ Brands, Inc.	1,927,572	42,522
Health Care Equipment & Supplies (1.3%)
Angle PLC (United Kingdom) (a)	4,673,674	3,060
Outset Medical, Inc. (a)	81,595	4,638
Quotient Ltd. (a)	738,863	3,850
		11,548
Health Care Providers & Services (5.2%)
Covetrus, Inc. (a)	1,401,508	40,279
HealthEquity, Inc. (a)	65,952	4,598
		44,877
Health Care Technology (2.5%)
Inspire Medical Systems, Inc. (a)	69,752	13,119
Schrodinger, Inc. (a)	108,131	8,562
		21,681
Household Durables (3.0%)
Victoria PLC (United Kingdom) (a)	2,945,363	26,333
Information Technology Services (5.0%)
BigCommerce Holdings, Inc. (a)(b)	122,223	7,841
Fastly, Inc., Class A (a)	400,499	34,991
		42,832
Internet & Direct Marketing Retail (7.2%)
Overstock.com, Inc. (a)	516,800	24,791
Stitch Fix, Inc., Class A (a)(b)	632,355	37,132
		61,923
Life Sciences Tools & Services (7.4%)
Adaptive Biotechnologies Corp. (a)	52,254	3,090
Berkeley Lights, Inc. (a)	37,516	3,354
NanoString Technologies, Inc. (a)	566,504	37,888
Seer, Inc. (a)	347,226	19,493
		63,825
Media (4.8%)
Cardlytics, Inc. (a)	291,282	41,586
	Shares	Value (000)
Metals & Mining (0.1%)
Royal Gold, Inc.	9,680	$1,030
Oil, Gas & Consumable Fuels (0.2%)
Texas Pacific Land Trust (b)	1,862	1,354
Real Estate Management & Development (5.8%)
FirstService Corp. (Canada)	91,001	12,455
Redfin Corp. (a)	547,436	37,571
		50,026
Software (20.4%)
Appfolio, Inc., Class A (a)	241,170	43,421
Appian Corp. (a)	254,928	41,321
Bill.Com Holdings, Inc. (a)	29,938	4,087
C3.ai, Inc., Class A (a)(b)	23,246	3,226
MicroStrategy, Inc., Class A (a)	100,351	38,991
Skillz, Inc. (a)(b)	2,267,993	45,360
		176,406
Specialty Retail (7.5%)
GameStop Corp., Class A (a)(b)	1,415,967	26,677
Party City Holdco, Inc. (a)	4,031,568	24,794
Vroom, Inc. (a)	315,439	12,924
		64,395
Trading Companies & Distributors (0.6%)
EVI Industries, Inc. (a)(b)	161,294	4,826
Total Common Stocks (Cost $490,868)		727,116
Preferred Stocks (1.6%)
Health Care Technology (1.1%)
Grand Rounds, Inc. Series B (a)(c)(d) (acquisition cost — $3,362; acquired 7/3/14)	3,269,139	8,990
Internet & Direct Marketing Retail (0.1%)
Overstock.com, Inc. Series A-1	14,625	647
Software (0.4%)
Lookout, Inc. Series F (a)(c)(d) (acquisition cost — $13,476; acquired 6/17/14)	1,179,743	3,657
Total Preferred Stocks (Cost $16,933)		13,294
Short-Term Investments (19.9%)
Securities held as Collateral on Loaned Securities (5.0%)
Investment Company (4.3%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	36,894,249	36,894

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments (cont'd)

Inception Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (0.7%)
Barclays Capital, Inc., (0.05%, dated 12/31/20, due 1/4/21; proceeds $1,125; fully collateralized by a U.S. Government obligation; 1.63% due 11/15/22; valued at $1,147)	$1,125	$1,125
HSBC Securities USA, Inc., (0.05%, dated 12/31/20, due 1/4/21; proceeds $4,387; fully collateralized by a U.S. Government obligation; 0.15% due 10/31/22; valued at $4,475)	4,387	4,387
Merrill Lynch & Co., Inc., (0.06%, 12/31/20, due 1/4/21; proceeds $450; fully collateralized by a U.S. Government obligation; 2.50% due 5/15/46; valued at $459)	450	450
		5,962
Total Securities held as Collateral on Loaned Securities (Cost $42,856)		42,856
	Shares
Investment Company (14.9%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $128,800)	128,800,004	128,800
Total Short-Term Investments (Cost $171,656)		171,656
Total Investments Excluding Purchased Options (105.7%) (Cost $679,457)		912,066
Total Purchased Options Outstanding (0.0%) (Cost $1,515)		335
Total Investments (105.7%) (Cost $680,972) Including $43,648 of Securities Loaned (e)(f)		912,401
Liabilities in Excess of Other Assets (–5.7%)		(49,061)
Net Assets (100.0%)		$863,340

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2020.

(c)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2020 amounts to approximately $12,647,000 and represents 1.5% of net assets.

(d)  At December 31, 2020, the Fund held fair valued securities valued at approximately $12,647,000, representing 1.5% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's (as defined herein) Directors.

(e)  The approximate fair value and percentage of net assets, $29,393,000 and 3.4%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(f)  At December 31, 2020, the aggregate cost for federal income tax purposes is approximately $684,567,000. The aggregate gross unrealized appreciation is approximately $242,575,000 and the aggregate gross unrealized depreciation is approximately $14,741,000, resulting in net unrealized appreciation of approximately $227,834,000.

ADR  American Depositary Receipt.

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2020:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)		Premiums Paid (000)	Unrealized Depreciation (000)
BNP Paribas	USD/CNH	CNH	7.99	Sep-21	60,263,882	60,264	$57		$364	$(307)
BNP Paribas	USD/CNH	CNH	7.64	Nov-21	88,360,621	88,361	241		480	(239)
Royal Bank of Scotland	USD/CNH	CNH	7.75	Jan-21	39,285,388	39,285	—	@	172	(172)
Royal Bank of Scotland	USD/CNH	CNH	8.06	Jul-21	53,965,809	53,966	32		286	(254)
Royal Bank of Scotland	USD/CNH	CNH	8.48	May-21	34,162,018	34,162	5		213	(208)
							$335		$1,515	$(1,180)

@  —  Value is less than $500.

CNH  —  Chinese Yuan Renminbi Offshore

USD  —  United States Dollar

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments (cont'd)

Inception Portfolio

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	31.6%
Software	20.7
Short-Term Investments	14.8
Specialty Retail	7.4
Life Sciences Tools & Services	7.3
Internet & Direct Marketing Retail	7.2
Real Estate Management & Development	5.8
Health Care Providers & Services	5.2
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2020.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Inception Portfolio

Statement of Assets and Liabilities	December 31, 2020 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $515,278)	$746,707
Investment in Security of Affiliated Issuer, at Value (Cost $165,694)	165,694
Total Investments in Securities, at Value (Cost $680,972)	912,401
Foreign Currency, at Value (Cost $1)	1
Receivable for Fund Shares Sold	7,840
Receivable from Securities Lending Income	211
Registration Fees	104
Dividends Receivable	99
Receivable for Investments Sold	31
Receivable from Affiliate	1
Other Assets	38
Total Assets	920,726
Liabilities:
Collateral on Securities Loaned, at Value	42,856
Payable for Investments Purchased	11,588
Payable for Advisory Fees	1,087
Payable for Fund Shares Redeemed	1,045
Due to Broker	610
Payable for Administration Fees	51
Payable for Shareholder Services Fees — Class A	40
Payable for Distribution and Shareholder Services Fees — Class L	2
Payable for Distribution and Shareholder Services Fees — Class C	8
Payable for Professional Fees	39
Payable for Custodian Fees	8
Payable for Transfer Agency Fees — Class I	2
Payable for Transfer Agency Fees — Class A	2
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	1
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class L	—	@
Other Liabilities	45
Total Liabilities	57,386
Net Assets	$863,340
Net Assets Consist of:
Paid-in-Capital	$565,276
Total Distributable Earnings	298,064
Net Assets	$863,340

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Inception Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2020 (000)
CLASS I:
Net Assets	$464,639
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	18,232,061
Net Asset Value, Offering and Redemption Price Per Share	$25.48
CLASS A:
Net Assets	$229,641
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	12,290,227
Net Asset Value, Redemption Price Per Share	$18.68
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.04
Maximum Offering Price Per Share	$19.72
CLASS L:
Net Assets	$2,543
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	154,612
Net Asset Value, Offering and Redemption Price Per Share	$16.45
CLASS C:
Net Assets	$12,494
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	699,848
Net Asset Value, Offering and Redemption Price Per Share	$17.85
CLASS IS:
Net Assets	$154,023
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	5,985,483
Net Asset Value, Offering and Redemption Price Per Share	$25.73
(1) Including: Securities on Loan, at Value:	$43,648

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Inception Portfolio

Statement of Operations	Year Ended December 31, 2020 (000)
Investment Income:
Income from Securities Loaned — Net	$1,191
Dividends from Securities of Unaffiliated Issuers (Net of $5 of Foreign Taxes Withheld)	195
Dividends from Security of Affiliated Issuer (Note G)	33
Total Investment Income	1,419
Expenses:
Advisory Fees (Note B)	2,937
Administration Fees (Note C)	255
Shareholder Services Fees — Class A (Note D)	197
Distribution and Shareholder Services Fees — Class L (Note D)	12
Distribution and Shareholder Services Fees — Class C (Note D)	28
Professional Fees	152
Sub Transfer Agency Fees — Class I	91
Sub Transfer Agency Fees — Class A	54
Sub Transfer Agency Fees — Class L	1
Sub Transfer Agency Fees — Class C	2
Registration Fees	85
Shareholder Reporting Fees	46
Transfer Agency Fees — Class I (Note E)	8
Transfer Agency Fees — Class A (Note E)	7
Transfer Agency Fees — Class L (Note E)	3
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class IS (Note E)	3
Custodian Fees (Note F)	23
Directors' Fees and Expenses	6
Pricing Fees	4
Interest Expenses	1
Other Expenses	33
Total Expenses	3,951
Waiver of Advisory Fees (Note B)	(570)
Rebate from Morgan Stanley Affiliate (Note G)	(38)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(3)
Net Expenses	3,339
Net Investment Loss	(1,920)
Realized Gain (Loss):
Investments Sold	143,315
Foreign Currency Translation	(27)
Net Realized Gain	143,288
Change in Unrealized Appreciation (Depreciation):
Investments	211,935
Foreign Currency Translation	(1)
Net Change in Unrealized Appreciation (Depreciation)	211,934
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	355,222
Net Increase in Net Assets Resulting from Operations	$353,302

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Inception Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2020 (000)	Year Ended December 31, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$(1,920)	$67
Net Realized Gain	143,288	39,847
Net Change in Unrealized Appreciation (Depreciation)	211,934	33,285
Net Increase in Net Assets Resulting from Operations	353,302	73,199
Dividends and Distributions to Shareholders:
Class I	(35,772)	(11,439)
Class A	(21,928)	(8,493)
Class L	(330)	(248)
Class C	(1,096)	(123)
Class IS	(13,192)	(10,309)
Total Dividends and Distributions to Shareholders	(72,318)	(30,612)
Capital Share Transactions:(1)
Class I:
Subscribed	305,320	32,246
Distributions Reinvested	35,721	11,410
Redeemed	(67,974)	(55,438)
Class A:
Subscribed	132,778	16,436
Distributions Reinvested	21,743	8,337
Redeemed	(32,925)	(17,154)
Class L:
Distributions Reinvested	329	248
Redeemed	(250)	(355)
Class C:
Subscribed	8,725	528
Distributions Reinvested	1,085	123
Redeemed	(330)	(6)
Class IS:
Subscribed	23,748	27,521
Distributions Reinvested	13,192	10,309
Redeemed	(29,678)	(113,142)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	411,484	(78,937)
Redemption Fees	65	22
Total Increase (Decrease) in Net Assets	692,533	(36,328)
Net Assets:
Beginning of Period	170,807	207,135
End of Period	$863,340	$170,807

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Inception Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2020 (000)	Year Ended December 31, 2019 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	15,383	2,532
Shares Issued on Distributions Reinvested	1,480	1,045
Shares Redeemed	(3,910)	(4,613)
Net Increase (Decrease) in Class I Shares Outstanding	12,953	(1,036)
Class A:
Shares Subscribed	8,307	1,626
Shares Issued on Distributions Reinvested	1,228	1,005
Shares Redeemed	(2,547)	(1,777)
Net Increase in Class A Shares Outstanding	6,988	854
Class L:
Shares Issued on Distributions Reinvested	21	33
Shares Redeemed	(26)	(37)
Net Decrease in Class L Shares Outstanding	(5)	(4)
Class C:
Shares Subscribed	578	54
Shares Issued on Distributions Reinvested	64	15
Shares Redeemed	(26)	(1)
Net Increase in Class C Shares Outstanding	616	68
Class IS:
Shares Subscribed	1,580	2,199
Shares Issued on Distributions Reinvested	541	936
Shares Redeemed	(1,869)	(8,850)
Net Increase (Decrease) in Class IS Shares Outstanding	252	(5,715)

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Inception Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$11.19		$9.62		$10.90		$13.26		$13.75
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.10)		0.01		(0.05)		(0.11)		0.00	(3)
Net Realized and Unrealized Gain (Loss)	16.84		3.50		0.16		2.91		(0.05)
Total from Investment Operations	16.74		3.51		0.11		2.80		(0.05)
Distributions from and/or in Excess of:
Net Realized Gain	(2.45)		(1.94)		(1.39)		(5.16)		(0.44)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$25.48		$11.19		$9.62		$10.90		$13.26
Total Return(4)	150.57%		37.11%		0.29%		21.87%		(0.35)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$464,639		$59,092		$60,777		$141,954		$305,945
Ratio of Expenses Before Expense Limitation	1.18%		1.21%		1.17%		1.20%		1.17%
Ratio of Expenses After Expense Limitation	0.99	%(5)	0.99	%(5)	0.98	%(5)	0.99	%(5)	1.02	%(5)(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.99	%(5)	N/A		0.98	%(5)	0.99	%(5)	N/A
Ratio of Net Investment Income (Loss)	(0.54	)%(5)	0.09	%(5)	(0.41	)%(5)	(0.77	)%(5)	0.02	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.00	%(7)
Portfolio Turnover Rate	132%		99%		79%		97%		51%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Effective July 1, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class I shares. Prior to July 1, 2016, the maximum ratio was 1.05% for Class I shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Inception Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$8.51		$7.68		$8.99		$11.72		$12.25
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.10)		(0.02)		(0.07)		(0.14)		(0.04)
Net Realized and Unrealized Gain (Loss)	12.72		2.79		0.15		2.57		(0.05)
Total from Investment Operations	12.62		2.77		0.08		2.43		(0.09)
Distributions from and/or in Excess of:
Net Realized Gain	(2.45)		(1.94)		(1.39)		(5.16)		(0.44)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$18.68		$8.51		$7.68		$8.99		$11.72
Total Return(4)	149.86%		36.71%		0.02%		21.57%		(0.73)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$229,641		$45,097		$34,166		$40,531		$87,864
Ratio of Expenses Before Expense Limitation	1.44%		1.52%		1.44%		1.51%		1.45%
Ratio of Expenses After Expense Limitation	1.25	%(5)	1.29	%(5)	1.25	%(5)	1.34	%(5)	1.37	%(5)(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.25	%(5)	N/A		1.25	%(5)	1.34	%(5)	N/A
Ratio of Net Investment Loss	(0.80	)%(5)	(0.23	)%(5)	(0.69	)%(5)	(1.12	)%(5)	(0.35	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.00	%(7)
Portfolio Turnover Rate	132%		99%		79%		97%		51%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Effective July 1, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A shares. Prior to July 1, 2016, the maximum ratio was 1.40% for Class A shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Inception Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$7.65		$7.10		$8.46		$11.34		$11.92
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.16)		(0.07)		(0.11)		(0.19)		(0.10)
Net Realized and Unrealized Gain (Loss)	11.41		2.56		0.14		2.47		(0.04)
Total from Investment Operations	11.25		2.49		0.03		2.28		(0.14)
Distributions from and/or in Excess of:
Net Realized Gain	(2.45)		(1.94)		(1.39)		(5.16)		(0.44)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$16.45		$7.65		$7.10		$8.46		$11.34
Total Return	148.82	%(8)	35.91	%(4)	(0.58	)%(4)	20.95	%(4)	(1.17	)%(4)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,543		$1,218		$1,157		$1,310		$1,524
Ratio of Expenses Before Expense Limitation	2.10%		2.15%		2.07%		2.27%		2.21%
Ratio of Expenses After Expense Limitation	1.84	%(5)	1.84	%(5)	1.84	%(5)	1.84	%(5)	1.87	%(5)(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.84	%(5)	N/A		1.84	%(5)	1.84	%(5)	N/A
Ratio of Net Investment Loss	(1.43	)%(5)	(0.78	)%(5)	(1.28	)%(5)	(1.61	)%(5)	(0.88	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.00	%(7)
Portfolio Turnover Rate	132%		99%		79%		97%		51%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Effective July 1, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.85% for Class L shares. Prior to July 1, 2016, the maximum ratio was 1.90% for Class L shares.

(7)  Amount is less than 0.005%.

(8)  Calculated using the NAV for US GAAP financial reporting purposes and as such differs from the total return presented in the Investment Overview.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Inception Portfolio

	Class C
	Year Ended December 31,						Period from May 31, 2017(1) to
Selected Per Share Data and Ratios	2020		2019		2018		December 31, 2017
Net Asset Value, Beginning of Period	$8.24		$7.55		$8.93		$13.59
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.22)		(0.10)		(0.03)		(0.13)
Net Realized and Unrealized Gain	12.28		2.73		0.04		0.63
Total from Investment Operations	12.06		2.63		0.01		0.50
Distributions from and/or in Excess of:
Net Realized Gain	(2.45)		(1.94)		(1.39)		(5.16)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$17.85		$8.24		$7.55		$8.93
Total Return(4)	147.97%		35.48%		(0.78)%		4.36	%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$12,494		$688		$116		$30
Ratio of Expenses Before Expense Limitation	2.26%		2.75%		4.73%		21.29	%(8)
Ratio of Expenses After Expense Limitation	2.07	%(5)	2.09	%(5)	2.09	%(5)	2.10	%(5)(8)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	2.07	%(5)	N/A		2.09	%(5)	2.10	%(5)(8)
Ratio of Net Investment Loss	(1.61	)%(5)	(0.99	)%(5)	(1.50	)%(5)	(1.82	)%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.00	%(6)(8)
Portfolio Turnover Rate	132%		99%		79%		97%

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Inception Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$11.29		$9.69		$10.96		$13.29		$13.77
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.08)		0.01		(0.04)		(0.10)		0.01
Net Realized and Unrealized Gain (Loss)	16.97		3.53		0.16		2.93		(0.05)
Total from Investment Operations	16.89		3.54		0.12		2.83		(0.04)
Distributions from and/or in Excess of:
Net Realized Gain	(2.45)		(1.94)		(1.39)		(5.16)		(0.44)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$25.73		$11.29		$9.69		$10.96		$13.29
Total Return(4)	150.79%		37.04%		0.38%		22.08%		(0.28)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$154,023		$64,712		$110,919		$129,126		$361,586
Ratio of Expenses Before Expense Limitation	1.11%		1.15%		1.11%		1.09%		1.03%
Ratio of Expenses After Expense Limitation	0.92	%(5)	0.92	%(5)	0.92	%(5)	0.92	%(5)	0.95	%(5)(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.92	%(5)	N/A		0.92	%(5)	0.92	%(5)	N/A
Ratio of Net Investment Income (Loss)	(0.49	)%(5)	0.12	%(5)	(0.36	)%(5)	(0.71	)%(5)	0.08	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.00	%(7)
Portfolio Turnover Rate	132%		99%		79%		97%		51%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Effective July 1, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.93% for Class IS shares. Prior to July 1, 2016, the maximum ratio was 0.98% for Class IS shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-one separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Inception Portfolio. The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (5) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Biotechnology	$30,248	$—	$—	$30,248
Diversified Holding Companies	20,644	—	—	20,644
Diversified Telecommunication Services	21,060	—	—	21,060
Food Products	42,522	—	—	42,522
Health Care Equipment & Supplies	8,488	3,060	—	11,548
Health Care Providers & Services	44,877	—	—	44,877
Health Care Technology	21,681	—	—	21,681
Household Durables	—	26,333	—	26,333
Information Technology Services	42,832	—	—	42,832
Internet & Direct Marketing Retail	61,923	—	—	61,923
Life Sciences Tools & Services	63,825	—	—	63,825
Media	41,586	—	—	41,586
Metals & Mining	1,030	—	—	1,030
Oil, Gas & Consumable Fuels	1,354	—	—	1,354
Real Estate Management & Development	50,026	—	—	50,026
Software	176,406	—	—	176,406
Specialty Retail	64,395	—	—	64,395
Trading Companies & Distributors	4,826	—	—	4,826
Total Common Stocks	697,723	29,393	—	727,116
Preferred Stocks
Health Care Technology	—	—	8,990	8,990
Internet & Direct Marketing Retail	647	—	—	647
Software	—	—	3,657	3,657
Total Preferred Stocks	647	—	12,647	13,294
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Call Options Purchased	$—	$335	$—	$335
Short-Term Investments
Investment Company	165,694	—	—	165,694
Repurchase Agreements	—	5,962	—	5,962
Total Short-Term Investments	165,694	5,962	—	171,656
Total Assets	$864,064	$35,690	$12,647	$912,401

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Stocks (000)
Beginning Balance	$9,440
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	3,207
Realized gains (losses)	—
Ending Balance	$12,647
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2020	$3,207

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2020. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance. The Fund calculated the weighted averages of the unobservable inputs relative to each investment's fair value as of December 31, 2020.

	Fair Value at December 31, 2020 (000)	Valuation Technique	Unobservable Input	Amount or Range/ Weighted Average*	Impact to Valuation from an Increase in Input**
Preferred Stocks	$12,647	Market Transaction Method	Precedent Transaction	$3.12	Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	13.0%–15.5%/14.1%	Decrease
			Perpetual Growth Rate	3.0%–4.0%/3.5%	Increase
		Market Comparable Companies	Enterprise Value/ Revenue	1.3x–28.6x/7.5x	Increase
			Discount for Lack of Marketability	15.0%–20.0%/18.6%	Decrease
		Comparable Transactions	Enterprise Value/Revenue	2.3x–7.9x/3.9x	Increase

*  Amount is indicative of the weighted average.

**  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2020:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$335	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2020 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(664	)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(589	)(c)

(c) Amounts are included in Investments in the Statement of Operations.

At December 31, 2020, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Purchased Options	$335	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2020:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities(a) (000)	Financial Instrument (000)	Collateral Received(e) (000)	Net Amount (not less than $0) (000)
BNP Paribas	$298	$—	$(298)	$0
Royal Bank of Scotland	37	—	(37)	0
Total	$335	$—	$(335)	$0

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(e) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2020, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	168,754,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2020:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$43,648	(f)	$—	$(43,648	)(g)(h)	$0

(f)  Represents market value of loaned securities at year end.

(g)  The Fund received cash collateral of approximately $42,856,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $2,209,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(h)  The actual collateral received is greater than the amount shown here due to overcollateralization.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2020:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$42,856	$—	$—	$—	$42,856
Total Borrowings	$42,856	$—	$—	$—	$42,856
Gross amount of recognized liabilities for securities lending transactions					$42,856

7.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

8.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

9.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

11.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Next $500 million	Next $500 million	Over $2 billion
0.92%	0.85%	0.80%	0.75%

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

For the year ended December 31, 2020, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.73% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares, 2.10% for Class C shares and 0.93% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2020, approximately $570,000 of advisory fees were waived and approximately $4,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2020, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $615,386,000 and $398,454,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2020.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2020, advisory

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

fees paid were reduced by approximately $38,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2020 is as follows:

Affiliated Investment Company	Value December 31, 2019 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$12,044	$473,241	$319,591	$33
Affiliated Investment Company (cont'd)	Realized Gain Loss (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2020 (000)
Liquidity Funds	$—	$—	$165,694

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2020, the Fund engaged in cross-trade purchases of approximately $185,000.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2020 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2020 and 2019 was as follows:

2020 Distributions Paid From:		2019 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$40,292	$32,026	$4,250	$26,362

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2020.

At December 31, 2020, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$36,022	$34,239

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2020, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2020, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 37.0%.

K. Market Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Inception Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Inception Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Inception Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2021

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2020. For corporate shareholders 0.25% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $32,026,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2020. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $122,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				79

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020); and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	79	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	80

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015) Chairman, Opus Capital Group (1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	80

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	79	Director of NVR, Inc. (home construction).

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	80	Director, Rubicon Investment (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the fixed Income Sub-Committee of the Investment committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				79	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	80	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Boards since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	79	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2020) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 1633 Broadway New York, NY 10019 Birth Year: 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

39

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

40

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2021 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFISCGANN
3386904 EXP 02.28.22

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

International Advantage Portfolio

Annual Report

December 31, 2020

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	12
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	25
Liquidity Risk Management Program	26
Federal Tax Notice	27
Privacy Notice	28
Director and Officer Information	31

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in International Advantage Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2021

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Expense Example (unaudited)

International Advantage Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Actual Ending Account Value 12/31/20	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
International Advantage Portfolio Class I	$1,000.00	$1,289.30	$1,020.21	$5.64	$4.98	0.98%
International Advantage Portfolio Class A	1,000.00	1,287.70	1,018.75	7.30	6.44	1.27
International Advantage Portfolio Class L	1,000.00	1,283.90	1,015.89	10.56	9.32	1.84
International Advantage Portfolio Class C	1,000.00	1,283.00	1,015.28	11.25	9.93	1.96
International Advantage Portfolio Class IS	1,000.00	1,289.90	1,020.71	5.07	4.47	0.88

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

  Effective April 30, 2020, the Board of Directors of the Fund approved the elimination of redemption fees charged by the Fund.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited)

International Advantage Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2020, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 32.33%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI All Country World ex USA Net Index (the "Index"), which returned 10.65%.

Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Equity markets rebounded after the volatility seen in the first quarter of 2020, which had been driven by a broad sell-off due to concerns regarding COVID-19 and its potential impacts to global economic activity. The rebound was a result of a general market recovery from the COVID-19-related decline earlier in the year, as well as optimism following successful COVID-19 vaccine trials and rollouts in various countries. Uncertainty surrounding U.S.-China tensions, U.S. elections and Brexit negotiations also affected markets during the year.

•  International equity markets advanced by 10.65% for the 12-month period ended December 31, 2020, as measured by the Index. Our team remained focused on assessing company prospects over a longer-term period of three to five years, and owning a portfolio of high quality companies with diverse business drivers not tied to a particular market environment.

•  The team manages concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. Our longer-term focus results in lower turnover than many of our peers. The value added or detracted in any period of time will typically result from stock selection, given our philosophy and process. For the 12-month period, the Fund outperformed the Index due to favorable stock selection and sector allocation.

•  The Fund's relative performance was primarily driven by our strong stock selection in the information technology, consumer staples and industrials sectors.

•  Detracting from relative gains were our sector underweight positions in health care and materials,

along with stock selection in the communication services sector.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. The Fund seeks long-term capital appreciation by investing internationally in high quality established companies that the investment team believes are undervalued at the time of purchase. To help achieve its objective, the investment team typically favors companies it believes have sustainable competitive advantages that can be monetized through growth. The investment process integrates analysis of sustainability with respect to disruptive change, financial strength, environmental and social externalities and governance (also referred to as ESG).

•  At the close of the period ended December 31, 2020, information technology represented the largest sector weight in the Fund, followed by consumer discretionary and consumer staples. Our bottom-up investment process resulted in sector overweight positions in information technology, consumer staples and consumer discretionary, and underweight positions in financials, industrials, health care, utilities, communication services, materials, real estate and energy. The Fund had no energy and real estate holdings at the end of the reporting period.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

International Advantage Portfolio

Performance Compared to the MSCI All Country World ex USA Net Index(1) and the Lipper International Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2020 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Fund — Class I Shares w/o sales charges(4)	32.33%	19.34%	13.96%	13.93%
Fund — Class A Shares w/o sales charges(4)	31.90	18.95	13.61	13.59
Fund — Class A Shares with maximum 5.25% sales charges(4)	24.96	17.68	13.00	12.98
Fund — Class L Shares w/o sales charges(4)	31.14	18.32	13.02	13.00
Fund — Class C Shares w/o sales charges(5)	31.03	18.09	—	15.25
Fund — Class C Shares with maximum 1.00% deferred sales charges(5)	30.03	18.09	—	15.25
Fund — Class IS Shares w/o sales charges(6)	32.46	—	—	16.08
MSCI All Country World ex USA Net Index	10.65	8.93	4.92	5.03
Lipper International Multi-Cap Growth Funds Index	15.49	9.70	6.14	6.25

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI All Country World ex USA Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper International Multi-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on December 28, 2010.

(5)  Commenced offering on April 30, 2015.

(6)  Commenced offering on June 15, 2018.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments

International Advantage Portfolio

	Shares	Value (000)
Common Stocks (92.3%)
Australia (2.9%)
Brookfield Infrastructure Partners LP	2,671,232	$131,959
Canada (6.0%)
Brookfield Asset Management, Inc., Class A	3,127,578	129,075
Canada Goose Holdings, Inc. (See Note G) (a)	4,799,021	142,867
		271,942
China (9.6%)
Alibaba Group Holding Ltd. ADR (a)	350,407	81,550
Foshan Haitian Flavouring & Food Co., Ltd., Class A	5,676,787	174,307
TAL Education Group ADR (a)	2,504,007	179,062
		434,919
Denmark (10.2%)
Chr Hansen Holding A/S (a)	1,008,681	104,219
DSV Panalpina A/S	2,156,256	362,384
		466,603
France (9.5%)
Dassault Systemes SE	370,289	75,102
Hermes International	261,206	280,869
Pernod Ricard SA	390,765	75,045
		431,016
Germany (1.7%)
Adidas AG (a)	210,769	76,679
Hong Kong (3.2%)
AIA Group Ltd.	12,001,300	146,249
India (7.2%)
HDFC Bank Ltd. (a)	12,203,926	240,374
Kotak Mahindra Bank Ltd. (a)	3,132,546	85,615
		325,989
Italy (6.9%)
Davide Campari-Milano N.V.	7,135,756	81,792
Moncler SpA (a)	3,789,346	232,971
		314,763
Japan (8.4%)
Keyence Corp.	404,100	227,313
Pigeon Corp.	3,740,900	154,397
		381,710
Netherlands (8.4%)
Adyen N.V. (a)	65,581	152,380
ASML Holding N.V.	472,556	228,801
		381,181
Sweden (1.3%)
Vitrolife AB (a)	2,338,681	61,232
Switzerland (5.3%)
Chocoladefabriken Lindt & Spruengli AG (Registered)	774	77,741
Kuehne & Nagel International AG (Registered)	325,132	73,779
Straumann Holding AG (Registered)	77,390	90,656
		242,176
	Shares	Value (000)
Taiwan (4.0%)
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,671,648	$182,276
United Kingdom (4.0%)
Diageo PLC	1,381,319	54,657
Rightmove PLC (a)	14,380,393	127,767
		182,424
United States (3.7%)
EPAM Systems, Inc. (a)	475,348	170,341
Total Common Stocks (Cost $2,834,204)		4,201,459
Short-Term Investment (8.2%)
Investment Company (8.2%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $374,199)	374,198,908	374,199
Total Investments (100.5%) (Cost $3,208,403) (b)(c)		4,575,658
Liabilities in Excess of Other Assets (–0.5%)		(21,761)
Net Assets (100.0%)		$4,553,897

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  The approximate fair value and percentage of net assets, $3,184,329,000 and 69.9%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(c)  At December 31, 2020, the aggregate cost for federal income tax purposes is approximately $3,212,409,000. The aggregate gross unrealized appreciation is approximately $1,365,042,000 and the aggregate gross unrealized depreciation is approximately $1,793,000, resulting in net unrealized appreciation of approximately $1,363,249,000.

ADR  American Depositary Receipt.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	34.2%
Textiles, Apparel & Luxury Goods	16.0
Semiconductors & Semiconductor Equipment	9.0
Short-Term Investments	8.2
Air Freight & Logistics	7.9
Banks	7.1
Information Technology Services	7.1
Food Products	5.5
Electronic Equipment, Instruments & Components	5.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

International Advantage Portfolio

Statement of Assets and Liabilities	December 31, 2020 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $2,704,564)	$4,058,592
Investment in Security of Affiliated Issuer, at Value (Cost $503,839)	517,066
Total Investments in Securities, at Value (Cost $3,208,403)	4,575,658
Foreign Currency, at Value (Cost $1,560)	1,567
Cash	1,516
Receivable for Investments Sold	14,351
Receivable for Fund Shares Sold	7,287
Dividends Receivable	1,739
Tax Reclaim Receivable	1,442
Receivable from Affiliate	3
Receivable from Securities Lending Income	1
Other Assets	199
Total Assets	4,603,763
Liabilities:
Payable for Investments Purchased	25,709
Deferred Capital Gain Country Tax	11,255
Payable for Advisory Fees	7,749
Payable for Fund Shares Redeemed	4,032
Payable for Sub Transfer Agency Fees — Class I	341
Payable for Sub Transfer Agency Fees — Class A	44
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	1
Payable for Administration Fees	296
Payable for Custodian Fees	149
Payable for Shareholder Services Fees — Class A	120
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	20
Payable for Transfer Agency Fees	—	@
Payable for Transfer Agency Fees — Class I	32
Payable for Transfer Agency Fees — Class A	4
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	1
Payable for Professional Fees	30
Other Liabilities	82
Total Liabilities	49,866
Net Assets	$4,553,897
Net Assets Consist of:
Paid-in-Capital	$3,195,347
Total Distributable Earnings	1,358,550
Net Assets	$4,553,897

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

International Advantage Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2020 (000)
CLASS I:
Net Assets	$3,841,122
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	142,022,427
Net Asset Value, Offering and Redemption Price Per Share	$27.05
CLASS A:
Net Assets	$589,317
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	22,171,988
Net Asset Value, Redemption Price Per Share	$26.58
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.47
Maximum Offering Price Per Share	$28.05
CLASS L:
Net Assets	$350
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	13,669
Net Asset Value, Offering and Redemption Price Per Share	$25.64
CLASS C:
Net Assets	$24,926
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	985,789
Net Asset Value, Offering and Redemption Price Per Share	$25.29
CLASS IS:
Net Assets	$98,182
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	3,624,620
Net Asset Value, Offering and Redemption Price Per Share	$27.09

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

International Advantage Portfolio

Statement of Operations	Year Ended December 31, 2020 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $2,117 of Foreign Taxes Withheld)	$19,627
Dividends from Security of Affiliated Issuer (Note G)	787
Income from Securities Loaned — Net	217
Total Investment Income	20,631
Expenses:
Advisory Fees (Note B)	23,654
Sub Transfer Agency Fees — Class I	2,514
Sub Transfer Agency Fees — Class A	595
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	13
Administration Fees (Note C)	2,470
Shareholder Services Fees — Class A (Note D)	1,096
Distribution and Shareholder Services Fees — Class L (Note D)	2
Distribution and Shareholder Services Fees — Class C (Note D)	190
Custodian Fees (Note F)	460
Registration Fees	282
Shareholder Reporting Fees	221
Transfer Agency Fees — Class I (Note E)	162
Transfer Agency Fees — Class A (Note E)	17
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	4
Transfer Agency Fees — Class IS (Note E)	3
Professional Fees	131
Directors' Fees and Expenses	44
Pricing Fees	2
Interest Expenses	1
Other Expenses	160
Total Expenses	32,023
Rebate from Morgan Stanley Affiliate (Note G)	(427)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Net Expenses	31,594
Net Investment Loss	(10,963)
Realized Gain (Loss):
Investments Sold	8,665
Foreign Currency Translation	(147)
Net Realized Gain	8,518
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $8,929)	1,009,813
Investments in Affiliates	13,227
Foreign Currency Translation	159
Net Change in Unrealized Appreciation (Depreciation)	1,023,199
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	1,031,717
Net Increase in Net Assets Resulting from Operations	$1,020,754

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

International Advantage Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2020 (000)	Year Ended December 31, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$(10,963)	$3,976
Net Realized Gain (Loss)	8,518	(6,448)
Net Change in Unrealized Appreciation (Depreciation)	1,023,199	360,936
Net Increase in Net Assets Resulting from Operations	1,020,754	358,464
Dividends and Distributions to Shareholders:
Class I	(1,584)	(2,413)
Class A	(247)	(439)
Class L	(— @)	(— @)
Class C	(11)	(23)
Class IS	(36)	(2)
Total Dividends and Distributions to Shareholders	(1,878)	(2,877)
Capital Share Transactions:(1)
Class I:
Subscribed	1,715,375	1,253,603
Distributions Reinvested	1,565	2,396
Redeemed	(634,403)	(210,412)
Class A:
Subscribed	230,781	233,415
Distributions Reinvested	247	439
Redeemed	(154,359)	(124,341)
Class L:
Exchanged	50	53
Distributions Reinvested	— @	— @
Redeemed	(5)	(42)
Class C:
Subscribed	6,350	9,422
Distributions Reinvested	11	23
Redeemed	(4,795)	(5,722)
Class IS:
Subscribed	98,784	750
Distributions Reinvested	9	1
Redeemed	(23,225)	(— @)
Net Increase in Net Assets Resulting from Capital Share Transactions	1,236,385	1,159,585
Redemption Fees	—	68
Total Increase in Net Assets	2,255,261	1,515,240
Net Assets:
Beginning of Period	2,298,636	783,396
End of Period	$4,553,897	$2,298,636

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

International Advantage Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2020 (000)		Year Ended December 31, 2019 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	79,907		67,897
Shares Issued on Distributions Reinvested	59		117
Shares Redeemed	(30,862)		(11,270)
Net Increase in Class I Shares Outstanding	49,104		56,744
Class A:
Shares Subscribed	10,972		12,831
Shares Issued on Distributions Reinvested	9		22
Shares Redeemed	(7,624)		(7,067)
Net Increase in Class A Shares Outstanding	3,357		5,786
Class L:
Shares Exchanged	2		3
Shares Issued on Distributions Reinvested	—	@@	— @@
Shares Redeemed	(—	@@)	(2)
Net Increase in Class L Shares Outstanding	2		1
Class C:
Shares Subscribed	300		530
Shares Issued on Distributions Reinvested	—	@@	1
Shares Redeemed	(256)		(328)
Net Increase in Class C Shares Outstanding	44		203
Class IS:
Shares Subscribed	4,622		37
Shares Issued on Distributions Reinvested	—	@@	— @@
Shares Redeemed	(1,035)		(— @@)
Net Increase in Class IS Shares Outstanding	3,587		37

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

International Advantage Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$20.45		$15.74		$16.89		$11.91		$11.80
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.07)		0.06		0.04		0.00	(3)	0.02
Net Realized and Unrealized Gain (Loss)	6.68		4.67		(0.91)		5.32		0.29
Total from Investment Operations	6.61		4.73		(0.87)		5.32		0.31
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.00	)(3)	—		—		—
Net Realized Gain	—		(0.02)		(0.28)		(0.34)		(0.20)
Total Distributions	(0.01)		(0.02)		(0.28)		(0.34)		(0.20)
Redemption Fees	—		0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$27.05		$20.45		$15.74		$16.89		$11.91
Total Return(4)	32.33%		30.09%		(5.19)%		44.75%		2.47%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,841,122		$1,900,219		$569,408		$166,189		$29,781
Ratio of Expenses Before Expense Limitation	N/A		1.03%		1.11%		1.21%		2.26%
Ratio of Expenses After Expense Limitation	0.98	%(5)	0.98	%(5)	0.98	%(5)	0.98	%(5)	0.99	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.98	%(5)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income (Loss)	(0.31	)%(5)	0.32	%(5)	0.21	%(5)	0.02	%(5)	0.20	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.02%		0.02%		0.02%		0.01%
Portfolio Turnover Rate	18%		15%		29%		30%		23%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

International Advantage Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$20.16		$15.56		$16.75		$11.86		$11.79
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.13)		0.01		(0.02)		(0.07)		(0.00	)(3)
Net Realized and Unrealized Gain (Loss)	6.56		4.61		(0.89)		5.30		0.27
Total from Investment Operations	6.43		4.62		(0.91)		5.23		0.27
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		—		—		—		—
Net Realized Gain	—		(0.02)		(0.28)		(0.34)		(0.20)
Total Distributions	(0.01)		(0.02)		(0.28)		(0.34)		(0.20)
Redemption Fees	—		0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$26.58		$20.16		$15.56		$16.75		$11.86
Total Return(4)	31.90%		29.72%		(5.48)%		44.18%		2.13%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$589,317		$379,237		$202,732		$144,112		$10,822
Ratio of Expenses Before Expense Limitation	N/A		1.30%		1.37%		1.42%		2.55%
Ratio of Expenses After Expense Limitation	1.27	%(5)	1.28	%(5)	1.33	%(5)	1.31	%(5)	1.34	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.27	%(5)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income (Loss)	(0.60	)%(5)	0.04	%(5)	(0.10	)%(5)	(0.46	)%(5)	(0.04	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.02%		0.02%		0.02%		0.01%
Portfolio Turnover Rate	18%		15%		29%		30%		23%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

International Advantage Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$19.56		$15.18		$16.43		$11.70		$11.69
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.24)		(0.09)		(0.09)		(0.11)		(0.06)
Net Realized and Unrealized Gain (Loss)	6.33		4.49		(0.88)		5.18		0.27
Total from Investment Operations	6.09		4.40		(0.97)		5.07		0.21
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		—		—		—		—
Net Realized Gain	—		(0.02)		(0.28)		(0.34)		(0.20)
Total Distributions	(0.01)		(0.02)		(0.28)		(0.34)		(0.20)
Redemption Fees	—		0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$25.64		$19.56		$15.18		$16.43		$11.70
Total Return(4)	31.14%		29.01%		(5.95)%		43.41%		1.64%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$350		$226		$161		$135		$75
Ratio of Expenses Before Expense Limitation	2.48%		2.59%		2.82%		3.82%		3.96%
Ratio of Expenses After Expense Limitation	1.84	%(5)	1.83	%(5)	1.83	%(5)	1.84	%(5)	1.84	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.84	%(5)	N/A		N/A		N/A		N/A
Ratio of Net Investment Loss	(1.17	)%(5)	(0.48	)%(5)	(0.55	)%(5)	(0.77	)%(5)	(0.52	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.02%		0.02%		0.01%		0.01%
Portfolio Turnover Rate	18%		15%		29%		30%		23%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

International Advantage Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$19.31		$15.02		$16.30		$11.63		$11.66
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.26)		(0.12)		(0.15)		(0.17)		(0.11)
Net Realized and Unrealized Gain (Loss)	6.25		4.43		(0.85)		5.18		0.28
Total from Investment Operations	5.99		4.31		(1.00)		5.01		0.17
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		—		—		—		—
Net Realized Gain	—		(0.02)		(0.28)		(0.34)		(0.20)
Total Distributions	(0.01)		(0.02)		(0.28)		(0.34)		(0.20)
Redemption Fees	—		0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$25.29		$19.31		$15.02		$16.30		$11.63
Total Return(4)	31.03%		28.72%		(6.18)%		43.16%		1.38%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$24,926		$18,180		$11,087		$6,760		$1,067
Ratio of Expenses Before Expense Limitation	N/A		2.03%		2.10%		2.25%		3.60%
Ratio of Expenses After Expense Limitation	1.97	%(5)	2.01	%(5)	2.07	%(5)	2.08	%(5)	2.09	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.97	%(5)	N/A		N/A		N/A		N/A
Ratio of Net Investment Loss	(1.29	)%(5)	(0.69	)%(5)	(0.88	)%(5)	(1.12	)%(5)	(0.91	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.02%		0.02%		0.02%		0.01%
Portfolio Turnover Rate	18%		15%		29%		30%		23%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

International Advantage Portfolio

	Class IS
	Year Ended December 31,				Period from June 15, 2018(1) to
Selected Per Share Data and Ratios	2020		2019		December 31, 2018
Net Asset Value, Beginning of Period	$20.46		$15.75		$18.90
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.06)		0.05		(0.00	)(3)
Net Realized and Unrealized Gain (Loss)	6.70		4.69		(2.87)
Total from Investment Operations	6.64		4.74		(2.87)
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.01)		—
Net Realized Gain	—		(0.02)		(0.28)
Total Distributions	(0.01)		(0.03)		(0.28)
Redemption Fees	—		0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$27.09		$20.46		$15.75
Total Return(4)	32.46%		30.14%		(15.22	)%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$98,182		$774		$8
Ratio of Expenses Before Expense Limitation	N/A		3.28%		19.51	%(7)
Ratio of Expenses After Expense Limitation	0.89	%(5)	0.93	%(5)	0.93	%(5)(7)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.89	%(5)	N/A		N/A
Ratio of Net Investment Income (Loss)	(0.26	)%(5)	0.24	%(5)	(0.04	)%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.02%		0.02	%(7)
Portfolio Turnover Rate	18%		15%		29%

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-one separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the International Advantage Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (5) when

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC

820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$—	$362,384	$—	$362,384
Banks	—	325,989	—	325,989
Beverages	—	211,494	—	211,494
Biotechnology	—	61,232	—	61,232
Capital Markets	129,075	—	—	129,075
Chemicals	—	104,219	—	104,219
Diversified Consumer Services	179,062	—	—	179,062
Electronic Equipment, Instruments & Components	—	227,313	—	227,313
Food Products	—	252,048	—	252,048
Health Care Equipment & Supplies	—	90,656	—	90,656
Household Products	—	154,397	—	154,397
Information Technology Services	170,341	152,380	—	322,721
Insurance	—	146,249	—	146,249
Interactive Media & Services	—	127,767	—	127,767
Internet & Direct Marketing Retail	81,550	—	—	81,550
Marine	—	73,779	—	73,779
Multi-Utilities	131,959	—	—	131,959
Semiconductors & Semiconductor Equipment	182,276	228,801	—	411,077
Software	—	75,102	—	75,102
Textiles, Apparel & Luxury Goods	142,867	590,519	—	733,386
Total Common Stocks	1,017,130	3,184,329	—	4,201,459
Short-Term Investment
Investment Company	374,199	—	—	374,199
Total Assets	$1,391,329	$3,184,329	$—	$4,575,658

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

As of December 31, 2020, the Fund did not have any outstanding purchased options.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2020 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(4,209)(a)

(a) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$3,633(b)

(b) Amounts are included in Investments in the Statement of Operations.

For the year ended December 31, 2020, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	352,602,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

At December 31, 2020, the Fund did not have any outstanding securities on loan.

7.  Redemption Fees: The Fund will assess a 2% redemption fee, on Class I shares, Class A shares, Class L shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets. Effective April 30, 2020, the Board of Directors of the Fund approved the elimination of redemption fees charged by the Fund.

8.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.80%	0.75%

For the year ended December 31, 2020, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.75% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares, 2.10% for Class C shares and 0.95% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2020, approximately $2,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2020, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $1,542,793,000 and $498,277,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2020.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2020, advisory fees paid were reduced by approximately $427,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2020 is as follows:

Affiliated Investment Company/Issuer	Value December 31, 2019 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$215,987	$1,109,474	$951,262	$787
Canada Goose Holdings, Inc.	—	129,640	—	—
	$215,987	$1,239,114	$951,262	$787
Affiliated Investment Company/Issuer	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2020 (000)
Liquidity Funds	$—	$—	$374,199
Canada Goose Holdings, Inc.	—	13,227	142,867
	$—	$13,227	$517,066

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2020, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2020 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2020 and 2019 was as follows:

2020 Distributions Paid From:		2019 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$1,866	$12	$701	$2,176

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2020:

Total Distributable Earnings (000)	Paid-in Capital (000)
$14,881	$(14,881)

At December 31, 2020, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$6,448

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2020, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2020, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 50.4%.

K. Market Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
International Advantage Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of International Advantage Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of International Advantage Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2021

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2020.

The Fund designated and paid approximately $12,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2020. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $3,983,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $2,117,000 and has derived net income from sources within foreign countries amounting to approximately $21,761,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				79

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020); and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	79	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	80

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015) Chairman, Opus Capital Group (1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	80

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	79	Director of NVR, Inc. (home construction).

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	80	Director, Rubicon Investment (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the fixed Income Sub-Committee of the Investment committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				79	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	80	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Boards since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	79	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2020) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 1633 Broadway New York, NY 10019 Birth Year: 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian
State Street Bank and Trust Company

One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

35

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2021 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIIAANN
3386905 EXP 02.28.22

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

International Equity Portfolio

Annual Report

December 31, 2020

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	8
Statement of Assets and Liabilities	10
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	15
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	27
Liquidity Risk Management Program	28
Federal Tax Notice	29
Privacy Notice	30
Director and Officer Information	33

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in International Equity Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon

President and Principal Executive Officer

January 2021

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Expense Example (unaudited)

International Equity Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Actual Ending Account Value 12/31/20	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
International Equity Portfolio Class I	$1,000.00	$1,183.20	$1,020.36	$5.21	$4.82	0.95%
International Equity Portfolio Class A	1,000.00	1,180.80	1,018.60	7.13	6.60	1.30
International Equity Portfolio Class L	1,000.00	1,177.90	1,016.09	9.85	9.12	1.80
International Equity Portfolio Class C	1,000.00	1,176.80	1,014.83	11.22	10.38	2.05
International Equity Portfolio Class IS	1,000.00	1,182.90	1,020.56	4.99	4.62	0.91

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

  Effective April 30, 2020, the Board of Directors of the Fund approved the elimination of redemption fees charged by the Fund.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited)

International Equity Portfolio

The Fund seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

Performance

For the fiscal year ended December 31, 2020, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 11.42%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI EAFE Index (the "Index"), which returned 7.82%.

Factors Affecting Performance

•  The Index was up a very strong 16.0% in the fourth quarter of 2020 in U.S. dollars (USD), if a rather lower 11.4% in local currency terms as the dollar weakened. The strong fourth quarter meant that the Index finished 2020 up 7.8% in USD, if roughly flat (+0.8%) in local currencies. The combination of the defensive outperformance in the first quarter of 2020 and the fourth quarter cyclical rally meant that the sector rankings for the year were somewhat messy. Information technology (+28%) was a major beneficiary of the crisis and thus the strongest sector, while energy (–28%) was clearly the weakest. Financials (–4%) and real estate (–7%) also saw negative returns, but other cyclical sectors did well, for instance materials (+21%) and consumer discretionary (+16%). Industrials (+11%) was also ahead of the market. Equally, among the more defensive sectors, utilities (+14%) and health care (+11%) held up fairly well, while consumer staples (+6%) lagged the market.

•  For the Fund, while sector allocation was positive for 2020 as a whole, the main driver of outperformance was stock selection. The overweights in information technology and health care helped sector allocation, as did the lack of real estate stocks and the underweight in financials. The strong stock selection was driven by significant outperformance in energy, information technology, communication services, materials and consumer discretionary. Stock selection in health care underperformed.

Management Strategies

•  The U.S. market crushed the Europe, Australasia, Far East (EAFE) region again in 2020, gaining 21% (MSCI USA Index*) as against the MSCI EAFE Index's +8%, even if the fourth quarter saw a rare marginal win for EAFE, which rose 16% as against the U.S. gain of 13%. This extended the last decade's rampant outperformance by the U.S., which has cumulatively delivered 252% since 2010 (13.4% per year), while EAFE only managed 71% cumulatively, or 5.5% per year. Valuation has contributed to the U.S. outperformance, as the multiple of next 12 months' earnings has expanded from 13.3x to 23.5x, while EAFE trails on a "mere" 17.5x.(i) That said, the main driver has been sharply better earnings performance, with forward earnings up 73% for the U.S., but actually down 13% for EAFE over the 10-year period.

•  The stretched U.S. valuation might give EAFE a chance to outperform, but what is really required is for EAFE to "out-earn" the U.S., in contrast to the experience of the 2010s. While we would not be nearly brave enough to make this a definitive forecast, there are some reasons to believe it may be possible. Until the middle of last year, the strengthening dollar had been a relative tailwind for U.S. earnings, as revenues earned outside the U.S. were worth a falling amount of dollars. But if the second-half 2020 dollar weakness continues, this process will go into reverse.

•  More broadly, the U.S. may not sustain the faster economic growth it managed over the last decade. The International Monetary Fund forecasts average annual gross domestic product growth of 2.8% for Europe over the next five years, versus 2.4% for the U.S., helped by a steeper recovery in 2021 given the deeper European trough in 2020. If accurate, this would contrast with the 2010-19 period, where the U.S. outgrew Europe by 2.3% to 1.7%. In addition, EAFE's sector mix may benefit more from the post-COVID-19 recovery. Using hard cyclicals (industrials, materials and energy) plus financials as a proxy for cyclicality, EAFE is far more exposed to

*  The MSCI USA Index measures the performance of the large- and mid-cap segments of the U.S. stock market. The index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(i)  Source for earnings and valuation data used in this report: FactSet and Morgan Stanley Investment Management

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

International Equity Portfolio

the macro cycle, with 43% of the index in these sectors, as against only 24% in the U.S.

•  U.S. profits were helped over the last few years by the Trump tax cuts, as well as broader business-friendly policies, not least around anti-trust, in contrast to the more environment, consumer and labor-focussed policies in Europe. It is not yet clear how much of a challenge the Biden administration will offer to corporate profits, but it is likely to cleave closer to the European model. More broadly, U.S. governance has been seen as vastly superior to that of the European Union (EU). Given the successful passing of the EU's €750 billion recovery plan supported by jointly issued debt, and the less-than-optimal current functioning of the U.S. polity, it is rather less clear that this advantage remains.

•  One extra U.S. edge since the Global Financial Crisis has been the far higher technology weight, with information technology now 28% of the MSCI USA Index, versus only 9% in the MSCI EAFE Index, even before counting "pseudo-tech" companies in e-commerce, streaming, electric vehicles and social media, which add another 11% to the U.S. exposure. This has been a major engine of performance, cumulatively returning 533% over the decade. Indeed, the information technology sector alone delivered 62% of the MSCI USA Index's 21% return in 2020, while adding in five pseudo-tech companies (regarded by most people, if not MSCI, as technology companies) takes this share to 96%, meaning that the rest of the U.S. market only delivered 4% of the index performance.(ii) Another way of looking at it is that over half of the total MSCI World Index performance in 2020 was delivered by five U.S. companies, and 78% by the top 25 companies in the index, of which only one is listed outside the U.S.(ii) This dependence on a few large companies, mainly in the tech area, is a potential source of continued growth for the U.S. market, but also a potential source of vulnerability. Unlike in the 1999 tech bubble, these are real companies generating massive earnings with significant runways for growth, but there are significant regulatory threats across the globe, around anti-trust, publishing rules and privacy. Any significant threat to their earnings power could have a severe effect on overall U.S. market returns.

•  The other technology issue is at the more speculative end of the market. 2020 saw a spectacular 480 initial public offerings, among which there were 248 SPACs (special purpose acquisition companies), also known as "shell" or "blank check" companies.(iii)

•  There are only two ways of losing money in equities, either earnings have to go away or the multiples have to go away. We would argue that the U.S. is at higher risk of both as compared to EAFE, given fairly elevated earnings and multiples, even outside technology. The dowdy EAFE markets look less glamorous but less risky, particularly given the potential revival of Europe. A 17.5x multiple certainly looks less frightening than a 24x valuation, but it is possible to go one better, or at least one turn of the multiple lower. The International Equity Portfolio is trading at 16.5x, 6% cheaper than the EAFE Index on price-to-earnings, and a higher discount still on free cash flow. This is despite its clearly superior quality, with a return on capital over twice that of the Index (23% versus 10%), a gross margin over 50% higher (38% versus 23%), and significantly lower leverage (net debt/EBITDA 1.8x versus 2.6x).(iv) It has also shown itself to be far more robust than the market as a whole, with forward earnings only down 1% in 2020 as against –11% for EAFE, having already outpaced it in 2019 (+4% versus –5%). Now more than ever, it is time to focus on keeping the lights on, rather than attempting to shoot them out, and a quality-biased portfolio in less fashionable markets does seem a reasonable way of limiting the risk of a plunge into darkness.

(ii)  Source: FactSet and Morgan Stanley Investment Management.

(iii)  Source: PwC Global IPO Watch

(iv)  EBITDA = earnings before interest, taxes, depreciation and amortisation

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

International Equity Portfolio

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI EAFE Index(1) and the Lipper International Large-Cap Growth Funds Index(2)

	Period Ended December 31, 2020 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Fund — Class I Shares w/o sales charges(4)	11.42%	7.24%	5.92%	8.25%
Fund — Class A Shares w/o sales charges(5)	11.00	6.89	5.60	7.29
Fund — Class A Shares with maximum 5.25% sales charges(5)	5.19	5.74	5.03	7.06
Fund — Class L Shares w/o sales charges(6)	10.40	6.34	—	6.79
Fund — Class C Shares w/o sales charges(8)	10.17	6.07	—	3.51
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	9.17	6.07	—	3.51
Fund — Class IS Shares w/o sales charges(7)	11.39	7.27	—	5.11
MSCI EAFE Index	7.82	7.45	5.51	4.78
Lipper International Large-Cap Growth Funds Index	19.39	10.90	7.11	N/A

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the U.S. & Canada. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

International Equity Portfolio

(2)  The Lipper International Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper International Large-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on August 4, 1989.

(5)  Commenced offering on January 2, 1996.

(6)  Commenced offering on June 14, 2012.

(7)  Commenced offering on September 13, 2013.

(8)  Commenced offering on April 30, 2015.

(9)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments

International Equity Portfolio

	Shares	Value (000)
Common Stocks (97.9%)
Australia (0.6%)
Aristocrat Leisure Ltd.	529,471	$12,713
Canada (6.3%)
Barrick Gold Corp.	2,334,753	53,192
Cameco Corp. (a)	1,802,923	24,150
Constellation Software, Inc.	46,878	60,873
Topicus.com, Inc. (b)	87,185	329
		138,544
China (3.3%)
Minth Group Ltd. (c)	3,864,000	20,443
Tencent Holdings Ltd. (c)	736,600	53,001
		73,444
Finland (1.6%)
Neste Oyj	495,314	35,962
France (13.2%)
AXA SA	1,929,527	46,275
L'Oreal SA	41,227	15,730
LVMH Moet Hennessy Louis Vuitton SE	70,146	43,911
Pernod Ricard SA	199,057	38,228
Safran SA (b)	348,649	49,415
Sanofi	640,412	62,071
Thales SA	361,283	33,055
		288,685
Germany (15.3%)
Adidas AG (b)	39,008	14,191
Bayer AG (Registered)	584,255	34,419
Deutsche Post AG (Registered)	1,112,496	55,108
Fresenius SE & Co., KGaA	1,294,356	59,854
Henkel AG & Co., KGaA (Preference)	755,745	85,214
Infineon Technologies AG	401,644	15,338
SAP SE	544,683	70,547
		334,671
Hong Kong (2.7%)
AIA Group Ltd.	4,792,000	58,396
Italy (2.3%)
Moncler SpA (b)	819,652	50,393
Japan (10.4%)
FANUC Corp.	165,100	40,755
Hoya Corp.	219,400	30,386
Keyence Corp.	61,300	34,482
Kirin Holdings Co., Ltd. (a)	1,578,700	37,278
Lion Corp.	1,530,800	37,083
Shiseido Co., Ltd.	222,800	15,423
Sumitomo Mitsui Financial Group, Inc.	1,023,851	31,738
		227,145
Korea, Republic of (3.6%)
LG Household & Health Care Ltd.	22,655	33,813
Samsung Electronics Co., Ltd.	591,517	44,172
		77,985
	Shares	Value (000)
Netherlands (1.4%)
Heineken N.V.	285,567	$31,786
Norway (1.0%)
Mowi ASA	995,009	22,216
Singapore (1.3%)
United Overseas Bank Ltd.	1,689,300	28,793
Spain (0.9%)
Bankinter SA	826,309	4,482
Grifols SA (a)	549,020	16,029
		20,511
Sweden (2.8%)
Boliden AB	137,915	4,893
Epiroc AB, Class A	929,607	16,895
Hexagon AB, Class B	431,849	39,593
		61,381
Switzerland (5.3%)
Alcon, Inc. (b)	137,325	9,118
Novartis AG (Registered)	644,754	60,708
Roche Holding AG (Genusschein)	131,418	45,773
		115,599
Taiwan (2.1%)
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	419,501	45,742
United Kingdom (23.8%)
Anglo American PLC	588,947	19,448
Associated British Foods PLC (b)	1,393,929	43,037
BHP Group PLC (a)	990,413	26,151
British American Tobacco PLC	1,478,886	54,921
Experian PLC	242,011	9,194
GlaxoSmithKline PLC	2,699,688	49,399
Imperial Brands PLC	1,778,663	37,307
Legal & General Group PLC	7,382,108	26,903
M&G PLC	4,491,592	12,124
Man Group PLC	7,160,869	13,521
Prudential PLC	3,046,904	56,026
Reckitt Benckiser Group PLC	916,410	81,794
RELX PLC (Euronext N.V.)	1,354,190	33,092
RELX PLC (LSE)	1,130,882	27,670
Unilever PLC	524,405	31,753
		522,340
Total Common Stocks (Cost $1,408,080)		2,146,306
Short-Term Investment (1.8%)
Investment Company (1.8%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $39,382)	39,381,891	39,382
Total Investments (99.7%) (Cost $1,447,462) Including $77,330 of Securities Loaned (d)(e)		2,185,688
Other Assets in Excess of Liabilities (0.3%)		7,563
Net Assets (100.0%)		$2,193,251

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments (cont'd)

International Equity Portfolio

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  All or a portion of this security was on loan at December 31, 2020.

(b)  Non-income producing security.

(c)  Security trades on the Hong Kong exchange.

(d)  The approximate fair value and percentage of net assets, $1,930,267,000 and 88.0%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(e)  At December 31, 2020, the aggregate cost for federal income tax purposes is approximately $1,486,486,000. The aggregate gross unrealized appreciation is approximately $780,895,000 and the aggregate gross unrealized depreciation is approximately $81,693,000, resulting in net unrealized appreciation of approximately $699,202,000.

ADR  American Depositary Receipt.

Euronext N.V.  Euronext Amsterdam Stock Market.

LSE  London Stock Exchange.

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	59.5%
Pharmaceuticals	11.6
Household Products	9.3
Insurance	8.6
Software	6.0
Textiles, Apparel & Luxury Goods	5.0
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2020.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

International Equity Portfolio

Statement of Assets and Liabilities	December 31, 2020 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $1,408,080)	$2,146,306
Investment in Security of Affiliated Issuer, at Value (Cost $39,382)	39,382
Total Investments in Securities, at Value (Cost $1,447,462)	2,185,688
Foreign Currency, at Value (Cost $1,339)	1,345
Tax Reclaim Receivable	7,699
Dividends Receivable	2,622
Receivable for Fund Shares Sold	778
Receivable from Securities Lending Income	11
Receivable from Affiliate	—	@
Other Assets	257
Total Assets	2,198,400
Liabilities:
Payable for Advisory Fees	3,925
Payable for Fund Shares Redeemed	471
Payable for Sub Transfer Agency Fees — Class I	125
Payable for Sub Transfer Agency Fees — Class A	131
Payable for Sub Transfer Agency Fees — Class L	1
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Administration Fees	146
Payable for Custodian Fees	77
Payable for Professional Fees	22
Payable for Shareholder Services Fees — Class A	13
Payable for Distribution and Shareholder Services Fees — Class H	3
Payable for Distribution and Shareholder Services Fees — Class L	3
Payable for Distribution and Shareholder Services Fees — Class C	1
Payable for Transfer Agency Fees — Class I	4
Payable for Transfer Agency Fees — Class A	3
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	1
Other Liabilities	221
Total Liabilities	5,149
Net Assets	$2,193,251
Net Assets Consist of:
Paid-in-Capital	$1,464,909
Total Distributable Earnings	728,342
Net Assets	$2,193,251

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

International Equity Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2020 (000)
CLASS I:
Net Assets	$1,658,464
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	102,352,535
Net Asset Value, Offering and Redemption Price Per Share	$16.20
CLASS A:
Net Assets	$60,346
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	3,735,880
Net Asset Value, Redemption Price Per Share	$16.15
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.89
Maximum Offering Price Per Share	$17.04
CLASS L:
Net Assets	$5,513
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	346,416
Net Asset Value, Offering and Redemption Price Per Share	$15.91
CLASS C:
Net Assets	$776
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	49,654
Net Asset Value, Offering and Redemption Price Per Share	$15.64
CLASS IS:
Net Assets	$468,152
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	28,909,203
Net Asset Value, Offering and Redemption Price Per Share	$16.19
(1) Including: Securities on Loan, at Value:	$77,330

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

International Equity Portfolio

Statement of Operations	Year Ended December 31, 2020 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $3,850 of Foreign Taxes Withheld)	$44,074
Dividends from Security of Affiliated Issuer (Note G)	121
Income from Securities Loaned — Net	100
Total Investment Income	44,295
Expenses:
Advisory Fees (Note B)	15,950
Administration Fees (Note C)	1,595
Sub Transfer Agency Fees — Class I	1,273
Sub Transfer Agency Fees — Class A	228
Sub Transfer Agency Fees — Class L	5
Sub Transfer Agency Fees — Class C	1
Shareholder Services Fees — Class A (Note D)	224
Distribution and Shareholder Services Fees — Class L (Note D)	38
Distribution and Shareholder Services Fees — Class C (Note D)	7
Custodian Fees (Note F)	234
Professional Fees	136
Registration Fees	109
Shareholder Reporting Fees	71
Transfer Agency Fees — Class I (Note E)	17
Transfer Agency Fees — Class A (Note E)	10
Transfer Agency Fees — Class L (Note E)	4
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class IS (Note E)	3
Directors' Fees and Expenses	35
Pricing Fees	4
Other Expenses	66
Total Expenses	20,013
Reimbursement of Class Specific Expenses — Class I (Note B)	(698)
Reimbursement of Class Specific Expenses — Class A (Note B)	(113)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(3)
Waiver of Advisory Fees (Note B)	(58)
Rebate from Morgan Stanley Affiliate (Note G)	(53)
Net Expenses	19,085
Net Investment Income	25,210
Realized Gain (Loss):
Investments Sold	29,799
Foreign Currency Translation	(13)
Net Realized Gain	29,786
Change in Unrealized Appreciation (Depreciation):
Investments	161,675
Foreign Currency Translation	623
Net Change in Unrealized Appreciation (Depreciation)	162,298
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	192,084
Net Increase in Net Assets Resulting from Operations	$217,294

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

International Equity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2020 (000)	Year Ended December 31, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$25,210	$43,378
Net Realized Gain	29,786	158,994
Net Change in Unrealized Appreciation (Depreciation)	162,298	245,605
Net Increase in Net Assets Resulting from Operations	217,294	447,977
Dividends and Distributions to Shareholders:
Class I	(22,399)	(143,434)
Class A	(490)	(20,667)
Class L	(34)	(514)
Class C	(3)	(58)
Class IS	(6,466)	(43,082)
Total Dividends and Distributions to Shareholders	(29,392)	(207,755)
Capital Share Transactions:(1)
Class I:
Subscribed	237,301	107,722
Distributions Reinvested	21,904	138,564
Redeemed	(308,283)	(600,557)
Class A:
Subscribed	39,120	15,796
Distributions Reinvested	476	20,480
Redeemed	(171,574)	(92,281)
Class L:
Exchanged	241	24
Distributions Reinvested	33	509
Redeemed	(1,044)	(1,210)
Class C:
Subscribed	294	41
Distributions Reinvested	3	58
Redeemed	(261)	(280)
Class IS:
Subscribed	25,414	15,435
Distributions Reinvested	5,225	37,186
Redeemed	(58,967)	(105,825)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(210,118)	(464,338)
Redemption Fees	—	8
Total Decrease in Net Assets	(22,216)	(224,108)
Net Assets:
Beginning of Period	2,215,467	2,439,575
End of Period	$2,193,251	$2,215,467

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

International Equity Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2020 (000)	Year Ended December 31, 2019 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	18,766	7,357
Shares Issued on Distributions Reinvested	1,370	9,420
Shares Redeemed	(22,218)	(40,279)
Net Decrease in Class I Shares Outstanding	(2,082)	(23,502)
Class A:
Shares Subscribed	3,333	1,090
Shares Issued on Distributions Reinvested	30	1,400
Shares Redeemed	(14,121)	(6,224)
Net Decrease in Class A Shares Outstanding	(10,758)	(3,734)
Class L:
Shares Exchanged	20	2
Shares Issued on Distributions Reinvested	2	35
Shares Redeemed	(82)	(84)
Net Decrease in Class L Shares Outstanding	(60)	(47)
Class C:
Shares Subscribed	21	3
Shares Issued on Distributions Reinvested	— @@	4
Shares Redeemed	(19)	(20)
Net Increase (Decrease) in Class C Shares Outstanding	2	(13)
Class IS:
Shares Subscribed	1,798	1,046
Shares Issued on Distributions Reinvested	327	2,528
Shares Redeemed	(4,190)	(6,916)
Net Decrease in Class IS Shares Outstanding	(2,065)	(3,342)

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

International Equity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$14.74		$13.49		$17.97		$14.64		$15.10
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.18		0.28		0.31		0.26		0.27
Net Realized and Unrealized Gain (Loss)	1.50		2.47		(2.78)		3.41		(0.57)
Total from Investment Operations	1.68		2.75		(2.47)		3.67		(0.30)
Distributions from and/or in Excess of:
Net Investment Income	(0.22)		(0.32)		(0.39)		(0.34)		(0.16)
Net Realized Gain	—		(1.18)		(1.62)		—		—
Total Distributions	(0.22)		(1.50)		(2.01)		(0.34)		(0.16)
Redemption Fees	—		0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$16.20		$14.74		$13.49		$17.97		$14.64
Total Return(4)	11.42%		20.37%		(13.80)%		25.17%		(2.00)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,658,464		$1,539,709		$1,725,392		$1,691,807		$1,719,699
Ratio of Expenses Before Expense Limitation	1.00%		1.00%		0.99%		0.99%		0.98%
Ratio of Expenses After Expense Limitation	0.95	%(5)	0.95	%(5)	0.95	%(5)	0.95	%(5)	0.95	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.95	%(5)	N/A		N/A		0.95	%(5)
Ratio of Net Investment Income	1.28	%(5)	1.86	%(5)	1.82	%(5)	1.54	%(5)	1.86	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	20%		20%		34%		18%		33%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

International Equity Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$14.67		$13.42		$17.75		$14.46		$14.91
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.11		0.24		0.32		0.19		0.23
Net Realized and Unrealized Gain (Loss)	1.50		2.46		(2.82)		3.38		(0.58)
Total from Investment Operations	1.61		2.70		(2.50)		3.57		(0.35)
Distributions from and/or in Excess of:
Net Investment Income	(0.13)		(0.27)		(0.21)		(0.28)		(0.10)
Net Realized Gain	—		(1.18)		(1.62)		—		—
Total Distributions	(0.13)		(1.45)		(1.83)		(0.28)		(0.10)
Redemption Fees	—		0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$16.15		$14.67		$13.42		$17.75		$14.46
Total Return(4)	11.00%		20.11%		(14.13)%		24.77%		(2.33)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$60,346		$212,578		$244,622		$1,231,279		$1,176,835
Ratio of Expenses Before Expense Limitation	1.43%		1.25%		1.31%		1.31%		1.30%
Ratio of Expenses After Expense Limitation	1.30	%(5)	1.25	%(5)	1.30	%(5)	1.30	%(5)	1.29	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.25	%(5)	N/A		N/A		1.29	%(5)
Ratio of Net Investment Income	0.80	%(5)	1.62	%(5)	1.83%		1.16%		1.60%
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.01%
Portfolio Turnover Rate	20%		20%		34%		18%		33%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation would have been less than 0.005% higher and the Ratio of Net Investment Income would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

International Equity Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$14.50		$13.28		$17.70		$14.43		$14.87
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.06		0.15		0.10		0.11		0.16
Net Realized and Unrealized Gain (Loss)	1.45		2.44		(2.66)		3.35		(0.58)
Total from Investment Operations	1.51		2.59		(2.56)		3.46		(0.42)
Distributions from and/or in Excess of:
Net Investment Income	(0.10)		(0.19)		(0.24)		(0.19)		(0.02)
Net Realized Gain	—		(1.18)		(1.62)		—		—
Total Distributions	(0.10)		(1.37)		(1.86)		(0.19)		(0.02)
Redemption Fees	—		0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$15.91		$14.50		$13.28		$17.70		$14.43
Total Return(4)	10.40%		19.48%		(14.49)%		24.06%		(2.82)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,513		$5,888		$6,022		$7,099		$7,008
Ratio of Expenses Before Expense Limitation	1.83%		1.79%		N/A		1.90%		1.93%
Ratio of Expenses After Expense Limitation	1.80	%(5)	1.78	%(5)	1.72	%(5)	1.80	%(5)	1.80	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.78	%(5)	N/A		N/A		1.80	%(5)
Ratio of Net Investment Income	0.41	%(5)	1.06	%(5)	1.17	%(5)	0.69	%(5)	1.09	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	20%		20%		34%		18%		33%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

International Equity Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$14.26		$13.08		$17.51		$14.31		$14.77
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.02		0.10		0.05		0.04		0.14
Net Realized and Unrealized Gain (Loss)	1.43		2.41		(2.64)		3.35		(0.58)
Total from Investment Operations	1.45		2.51		(2.59)		3.39		(0.44)
Distributions from and/or in Excess of:
Net Investment Income	(0.07)		(0.15)		(0.22)		(0.19)		(0.02)
Net Realized Gain	—		(1.18)		(1.62)		—		—
Total Distributions	(0.07)		(1.33)		(1.84)		(0.19)		(0.02)
Redemption Fees	—		0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$15.64		$14.26		$13.08		$17.51		$14.31
Total Return(4)	10.17%		19.18%		(14.82)%		23.78%		(3.01)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$776		$674		$787		$677		$476
Ratio of Expenses Before Expense Limitation	2.41%		2.35%		2.27%		2.41%		2.40%
Ratio of Expenses After Expense Limitation	2.05	%(5)	2.05	%(5)	2.05	%(5)	2.05	%(5)	2.05	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		2.05	%(5)	N/A		N/A		2.05	%(5)
Ratio of Net Investment Income	0.15	%(5)	0.73	%(5)	0.83	%(5)	0.22	%(5)	0.95	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	20%		20%		34%		18%		33%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

International Equity Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$14.74		$13.48		$17.97		$14.64		$15.10
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.18		0.29		0.38		0.26		0.29
Net Realized and Unrealized Gain (Loss)	1.50		2.48		(2.86)		3.42		(0.59)
Total from Investment Operations	1.68		2.77		(2.48)		3.68		(0.30)
Distributions from and/or in Excess of:
Net Investment Income	(0.23)		(0.33)		(0.39)		(0.35)		(0.16)
Net Realized Gain	—		(1.18)		(1.62)		—		—
Total Distributions	(0.23)		(1.51)		(2.01)		(0.35)		(0.16)
Redemption Fees	—		0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$16.19		$14.74		$13.48		$17.97		$14.64
Total Return(4)	11.39%		20.42%		(13.76)%		25.22%		(1.95)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$468,152		$456,618		$462,752		$1,230,104		$1,058,165
Ratio of Expenses Before Expense Limitation	0.91%		0.91%		N/A		0.91%		0.91%
Ratio of Expenses After Expense Limitation	0.91	%(5)	0.91	%(5)	0.90	%(5)	0.91	%(5)	0.91	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.91	%(5)	N/A		N/A		0.91	%(5)
Ratio of Net Investment Income	1.31	%(5)	1.94	%(5)	2.19	%(5)	1.52	%(5)	1.96	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	20%		20%		34%		18%		33%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation would have been less than 0.005% higher and the Ratio of Net Investment Income would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-one separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the International Equity Portfolio. The Fund seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$—	$82,470	$—	$82,470
Air Freight & Logistics	—	55,108	—	55,108
Auto Components	—	20,443	—	20,443

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Banks	$—	$65,013	$—	$65,013
Beverages	—	107,292	—	107,292
Biotechnology	—	16,029	—	16,029
Capital Markets	—	13,521	—	13,521
Diversified Financial Services	—	12,124	—	12,124
Electronic Equipment, Instruments & Components	—	74,075	—	74,075
Food Products	—	65,253	—	65,253
Health Care Equipment & Supplies	—	39,504	—	39,504
Health Care Providers & Services	—	59,854	—	59,854
Hotels, Restaurants & Leisure	—	12,713	—	12,713
Household Products	—	204,091	—	204,091
Insurance	—	187,600	—	187,600
Interactive Media & Services	—	53,001	—	53,001
Machinery	—	57,650	—	57,650
Metals & Mining	53,192	50,492	—	103,684
Oil, Gas & Consumable Fuels	24,150	35,962	—	60,112
Personal Products	31,753	64,966	—	96,719
Pharmaceuticals	—	252,370	—	252,370
Professional Services	—	69,956	—	69,956
Semiconductors & Semiconductor Equipment	45,742	15,338	—	61,080
Software	60,873	70,876	—	131,749
Tech Hardware, Storage & Peripherals	—	44,172	—	44,172
Textiles, Apparel & Luxury Goods	—	108,495	—	108,495
Tobacco	—	92,228	—	92,228
Total Common Stocks	215,710	1,930,596	—	2,146,306
Short-Term Investment
Investment Company	39,382	—	—	39,382
Total Assets	$255,092	$1,930,596	$—	$2,185,688

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2020:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$77,330	(a)	$—	$(77,330	)(b)(c)	$0

(a) Represents market value of loaned securities at year end.

(b) The Fund received non-cash collateral of approximately $81,761,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c) The actual collateral received is greater than the amount shown here due to overcollateralization.

5.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets. Effective April 30, 2020, the Board of Directors of the Fund approved the elimination of redemption fees charged by the Fund.

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $3 billion	Over $3 billion
0.80%	0.75%

For the year ended December 31, 2020, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.79% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.95% for Class I shares, 1.30% for Class A shares, 1.80% for Class L shares, 2.05% for Class C shares and 0.91% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2020, approximately $58,000 of advisory fees were waived and approximately $817,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2020, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $393,905,000 and $612,792,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2020.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2020, advisory fees paid were reduced by approximately $53,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2020 is as follows:

Affiliated Investment Company	Value December 31, 2019 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$33,370	$346,347	$340,335	$121
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2020 (000)
Liquidity Funds	$—	$—	$39,382

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2020, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2020 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

tax purposes. The tax character of distributions paid during fiscal years 2020 and 2019 was as follows:

2020 Distributions Paid From:		2019 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$29,392	$—	$43,718	$164,037

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2020.

At December 31, 2020, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,945	$26,648

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2020, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2020, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 54.7%.

K. Market Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
International Equity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of International Equity Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of International Equity Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2021

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2020. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $33,215,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $3,822,000 and has derived net income from sources within foreign countries amounting to approximately $47,929,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				79

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP plc (November 2010May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020); and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	79	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	80

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015) Chairman, Opus Capital Group (1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	80

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	79	Director of NVR, Inc. (home construction).

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	80	Director, Rubicon Investment (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the fixed Income Sub-Committee of the Investment committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				79	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	80	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Boards since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	79	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2020) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 1633 Broadway New York, NY 10019 Birth Year: 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

37

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2021 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIIEANN
3386906 EXP 02.28.22

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

International
Opportunity
Portfolio

Annual Report

December 31, 2020

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	29
Liquidity Risk Management Program	30
Federal Tax Notice	31
Privacy Notice	32
Director and Officer Information	35

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in International Opportunity Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2021

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Expense Example (unaudited)

International Opportunity Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Actual Ending Account Value 12/31/20	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
International Opportunity Portfolio Class I	$1,000.00	$1,364.90	$1,020.26	$5.77	$4.93	0.97%
International Opportunity Portfolio Class A	1,000.00	1,363.00	1,018.95	7.31	6.24	1.23
International Opportunity Portfolio Class L	1,000.00	1,358.90	1,015.89	10.91	9.32	1.84
International Opportunity Portfolio Class C	1,000.00	1,358.50	1,015.33	11.56	9.88	1.95
International Opportunity Portfolio Class IS	1,000.00	1,365.50	1,020.71	5.23	4.47	0.88
International Opportunity Portfolio Class IR	1,000.00	1,365.70	1,020.71	5.23	4.47	0.88

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited)

International Opportunity Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2020, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 55.49%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI All Country World ex USA Net Index (the "Index"), which returned 10.65%.

Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Equity markets rebounded after the volatility seen in the first quarter of 2020, which had been driven by a broad sell-off due to concerns regarding COVID-19 and its potential impacts to global economic activity. The rebound was a result of a general market recovery from the COVID-19-related decline earlier in the year, as well as optimism following successful COVID-19 vaccine trials and rollouts in various countries. Uncertainty surrounding U.S.-China tensions, U.S. elections and Brexit negotiations also affected markets during the year.

•  International equity markets advanced by 10.65% for the 12-month period ended December 31, 2020, as measured by the Index. Our team remained focused on assessing company prospects over a longer-term period of three to five years, and owning a portfolio of high quality companies with diverse business drivers not tied to a particular market environment.

•  The team manages concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. Our longer-term focus results in lower turnover than many of our peers. The value added or detracted in any period of time will typically result from stock selection, given our philosophy and process. For the 12-month period, the Fund outperformed the Index due to favorable stock selection and sector allocation.

•  The Fund's relative performance was primarily driven by strong stock selection in the consumer discretionary, information technology and communication services sectors.

•  Detracting from relative gains were sector underweight positions in materials, health care and industrials.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. The Fund seeks long-term capital appreciation by investing primarily in international high-quality established and emerging companies that the investment team believes are undervalued at the time of purchase. To help achieve its objective, the investment team typically favors companies it believes have sustainable competitive advantages that can be monetized through growth. The investment process integrates analysis of sustainability with respect to disruptive change, financial strength, environmental and social externalities and governance (also referred to as ESG).

•  At the close of the period ended December 31, 2020, consumer discretionary represented the largest sector weight in the Fund, followed by information technology and communication services. Our bottom-up investment process resulted in sector overweight positions in consumer discretionary, information technology and communication services, and underweight positions in financials, materials, industrials, health care, energy, real estate, utilities, and consumer staples. The Fund had no energy, materials, real estate and utilities holdings at the end of the reporting period.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

International Opportunity Portfolio

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C, IS and IR shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI All Country World ex USA Net Index(1) and the Lipper International Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2020 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Fund — Class I Shares w/o sales charges(4)	55.49%	23.02%	14.98%	15.87%
Fund — Class A Shares w/o sales charges(4)	55.06	22.64	14.63	15.51
Fund — Class A Shares with maximum 5.25% sales charges(4)	46.94	21.32	14.01	14.94
Fund — Class L Shares w/o sales charges(4)	54.15	21.97	14.02	14.91
Fund — Class C Shares w/o sales charges(6)	53.94	21.74	—	18.55
Fund — Class C Shares with maximum 1.00% deferred sales charges(6)	52.94	21.74	—	18.55
Fund — Class IS Shares w/o sales charges(5)	55.63	23.07	—	19.19
Fund — Class IR Shares w/o sales charges(7)	55.64	—	—	21.63
MSCI All Country World ex USA Net Index	10.65	8.93	4.92	5.45
Lipper International Multi-Cap Growth Funds Index	15.49	9.70	6.14	6.81

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI All Country World ex USA Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to nonresident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

International Opportunity Portfolio

(2)  The Lipper International Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper International Multi-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on March 31, 2010.

(5)  Commenced offering on September 13, 2013.

(6)  Commenced offering on April 30, 2015.

(7)  Commenced offering on June 15, 2018.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments

International Opportunity Portfolio

	Shares	Value (000)
Common Stocks (92.4%)
Argentina (1.0%)
Globant SA (a)	193,942	$42,204
Canada (7.1%)
Canada Goose Holdings, Inc. (See Note G) (a)(b)	4,889,363	145,556
Shopify, Inc., Class A (a)	132,527	150,014
		295,570
China (24.2%)
Alibaba Group Holding Ltd. ADR (a)	381,545	88,797
China Resources Beer Holdings Co., Ltd. (c)	8,118,666	74,658
Foshan Haitian Flavouring & Food Co., Ltd., Class A	4,341,347	133,302
HUYA, Inc. ADR (a)(b)	3,512,678	70,008
Meituan Dianping, Class B (a)(c)	5,992,500	225,578
New Frontier Health Corp. (a)	1,583,308	13,616
Shenzhou International Group Holdings Ltd. (c)	1,849,900	36,255
TAL Education Group ADR (a)	3,236,986	231,477
Tencent Holdings Ltd. (c)	616,900	44,388
Trip.com Group Ltd. ADR (a)	2,744,107	92,559
		1,010,638
Denmark (4.5%)
DSV Panalpina A/S	1,111,323	186,771
France (3.4%)
Hermes International	132,364	142,328
Germany (3.7%)
Adidas AG (a)	169,343	61,608
HelloFresh SE (a)	1,203,894	93,123
		154,731
India (7.2%)
HDFC Bank Ltd. (a)	10,199,551	200,895
ICICI Bank Ltd. ADR (a)	3,274,157	48,654
Kotak Mahindra Bank Ltd. (a)	1,911,016	52,229
		301,778
Italy (4.4%)
Moncler SpA (a)	3,011,383	185,142
Japan (4.6%)
Keyence Corp.	274,300	154,298
Pigeon Corp.	938,600	38,739
		193,037
Korea, Republic of (2.3%)
NAVER Corp.	352,476	95,017
Netherlands (5.5%)
Adyen N.V. (a)	45,014	104,592
ASML Holding N.V.	170,501	82,552
Just Eat Takeaway.com N.V (a)	370,216	41,743
		228,887
	Shares	Value (000)
Sweden (1.1%)
Vitrolife AB (a)	1,677,497	$43,921
Switzerland (1.5%)
Straumann Holding AG (Registered)	53,470	62,636
Taiwan (3.8%)
Taiwan Semiconductor Manufacturing Co., Ltd.	8,272,000	156,485
United Kingdom (2.2%)
Fevertree Drinks PLC	1,274,493	44,091
Rightmove PLC (a)	5,569,211	49,481
		93,572
United States (15.9%)
EPAM Systems, Inc. (a)	352,745	126,406
Farfetch Ltd., Class A (a)	2,938,763	187,523
MercadoLibre, Inc. (a)	64,042	107,284
Spotify Technology SA (a)	777,741	244,724
		665,937
Total Common Stocks (Cost $2,293,360)		3,858,654
Short-Term Investments (9.1%)
Securities held as Collateral on Loaned Securities (1.6%)
Investment Company (1.4%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	58,777,325	58,777
	Face Amount (000)
Repurchase Agreements (0.2%)
Barclays Capital, Inc., (0.05%, dated 12/31/20, due 1/4/21; proceeds $1,792; fully collateralized by a U.S. Government obligation; 1.63% due 11/15/22; valued at $1,828)	$1,792	1,792
HSBC Securities USA, Inc., (0.05%, dated 12/31/20, due 1/4/21; proceeds $6,989; fully collateralized by a U.S. Government obligation; 0.15% due 10/31/22; valued at $7,129)	6,989	6,989
Merrill Lynch & Co., Inc., (0.06%, 12/31/20, due 1/4/21; proceeds $717; fully collateralized by a U.S. Government obligation; 2.50% due 5/15/46; valued at $731)	717	717
		9,498
Total Securities held as Collateral on Loaned Securities (Cost $68,275)		68,275

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments (cont'd)

International Opportunity Portfolio

	Shares	Value (000)
Investment Company (7.5%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $313,356)	313,355,507	$313,356
Total Short-Term Investments (Cost $381,631)		381,631
Total Investments (101.5%) (Cost $2,674,991) Including $67,239 of Securities Loaned (d)(e)		4,240,285
Liabilities in Excess of Other Assets (–1.5%)		(62,401)
Net Assets (100.0%)		$4,177,884

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2020.

(c)  Security trades on the Hong Kong exchange.

(d)  The approximate fair value and percentage of net assets, $2,309,832,000 and 55.3%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(e)  At December 31, 2020, the aggregate cost for federal income tax purposes is approximately $2,679,578,000. The aggregate gross unrealized appreciation is approximately $1,575,696,000 and the aggregate gross unrealized depreciation is approximately $14,989,000, resulting in net unrealized appreciation of approximately $1,560,707,000.

ADR  American Depositary Receipt.

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	22.8%
Internet & Direct Marketing Retail	20.1
Textiles, Apparel & Luxury Goods	13.7
Information Technology Services	10.1
Entertainment	7.5
Short-Term Investments	7.3
Banks	7.2
Semiconductors & Semiconductor Equipment	5.7
Diversified Consumer Services	5.6
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2020.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

International Opportunity Portfolio

Statement of Assets and Liabilities	December 31, 2020 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $2,176,290)	$3,722,596
Investment in Security of Affiliated Issuer, at Value (Cost $498,701)	517,689
Total Investments in Securities, at Value (Cost $2,674,991)	4,240,285
Foreign Currency, at Value (Cost $419)	420
Receivable for Investments Sold	15,631
Receivable for Fund Shares Sold	11,866
Dividends Receivable	868
Tax Reclaim Receivable	282
Receivable from Securities Lending Income	272
Receivable from Affiliate	3
Other Assets	236
Total Assets	4,269,863
Liabilities:
Collateral on Securities Loaned, at Value	68,275
Deferred Capital Gain Country Tax	8,382
Payable for Advisory Fees	6,893
Payable for Investments Purchased	4,108
Payable for Fund Shares Redeemed	3,406
Payable for Sub Transfer Agency Fees — Class I	129
Payable for Sub Transfer Agency Fees — Class A	6
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	2
Payable for Administration Fees	271
Payable for Shareholder Services Fees — Class A	140
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	74
Payable for Custodian Fees	143
Payable for Professional Fees	37
Payable for Transfer Agency Fees — Class I	27
Payable for Transfer Agency Fees — Class A	2
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	3
Payable for Transfer Agency Fees — Class IS	2
Payable for Transfer Agency Fees — Class IR	—	@
Other Liabilities	79
Total Liabilities	91,979
Net Assets	$4,177,884
Net Assets Consist of:
Paid-in-Capital	$2,637,038
Total Distributable Earnings	1,540,846
Net Assets	$4,177,884

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

International Opportunity Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2020 (000)
CLASS I:
Net Assets	$3,152,320
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	76,041,479
Net Asset Value, Offering and Redemption Price Per Share	$41.46
CLASS A:
Net Assets	$683,897
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	16,856,815
Net Asset Value, Redemption Price Per Share	$40.57
Maximum Sales Load	5.25%
Maximum Sales Charge	$2.25
Maximum Offering Price Per Share	$42.82
CLASS L:
Net Assets	$533
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	13,751
Net Asset Value, Offering and Redemption Price Per Share	$38.79
CLASS C:
Net Assets	$90,845
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,372,786
Net Asset Value, Offering and Redemption Price Per Share	$38.29
CLASS IS:
Net Assets	$101,008
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,430,162
Net Asset Value, Offering and Redemption Price Per Share	$41.56
CLASS IR:
Net Assets	$149,281
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	3,590,229
Net Asset Value, Offering and Redemption Price Per Share	$41.58
(1) Including: Securities on Loan, at Value:	$67,239

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

International Opportunity Portfolio

Statement of Operations	Year Ended December 31, 2020 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $895 of Foreign Taxes Withheld)	$5,889
Income from Securities Loaned — Net	739
Dividends from Security of Affiliated Issuer (Note G)	489
Total Investment Income	7,117
Expenses:
Advisory Fees (Note B)	19,559
Sub Transfer Agency Fees — Class I	1,636
Sub Transfer Agency Fees — Class A	495
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	39
Shareholder Services Fees — Class A (Note D)	1,077
Distribution and Shareholder Services Fees — Class L (Note D)	4
Distribution and Shareholder Services Fees — Class C (Note D)	613
Administration Fees (Note C)	2,033
Custodian Fees (Note F)	487
Registration Fees	216
Shareholder Reporting Fees	150
Professional Fees	112
Transfer Agency Fees — Class I (Note E)	126
Transfer Agency Fees — Class A (Note E)	11
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	16
Transfer Agency Fees — Class IS (Note E)	8
Transfer Agency Fees — Class IR (Note E)	2
Pricing Fees	3
Other Expenses	69
Total Expenses	26,658
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(7)
Rebate from Morgan Stanley Affiliate (Note G)	(327)
Net Expenses	26,323
Net Investment Loss	(19,206)
Realized Gain (Loss):
Investments Sold	48,181
Investments in Affiliates	(71)
Foreign Currency Translation	(310)
Net Realized Gain	47,800
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $6,951)	1,209,777
Investments in Affiliates	18,988
Foreign Currency Translation	42
Net Change in Unrealized Appreciation (Depreciation)	1,228,807
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	1,276,607
Net Increase in Net Assets Resulting from Operations	$1,257,401

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

International Opportunity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2020 (000)	Year Ended December 31, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(19,206)	$(3,384)
Net Realized Gain (Loss)	47,800	(17,368)
Net Change in Unrealized Appreciation (Depreciation)	1,228,807	417,116
Net Increase in Net Assets Resulting from Operations	1,257,401	396,364
Dividends and Distributions to Shareholders:
Class I	(7,420)	—
Class A	(1,688)	—
Class L	(1)	—
Class C	(232)	—
Class IS	(237)	—
Class IR	(357)	—
Total Dividends and Distributions to Shareholders	(9,935)	—
Capital Share Transactions:(1)
Class I:
Subscribed	1,419,406	585,257
Distributions Reinvested	7,256	—
Redeemed	(489,145)	(219,531)
Class A:
Subscribed	273,991	121,390
Distributions Reinvested	1,687	—
Redeemed	(133,945)	(88,729)
Class L:
Exchanged	11	—
Distributions Reinvested	1	—
Redeemed	(197)	—
Class C:
Subscribed	22,956	15,512
Distributions Reinvested	230	—
Redeemed	(13,042)	(9,844)
Class IS:
Subscribed	39,019	43,659
Distributions Reinvested	237	—
Redeemed	(23,518)	(13,026)
Class IR:
Subscribed	20,000	—
Distributions Reinvested	357	—
Redeemed	(30,000)	—
Net Increase in Net Assets Resulting from Capital Share Transactions	1,095,304	434,688
Redemption Fees	74	23
Total Increase in Net Assets	2,342,844	831,075
Net Assets:
Beginning of Period	1,835,040	1,003,965
End of Period	$4,177,884	$1,835,040

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

International Opportunity Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2020 (000)	Year Ended December 31, 2019 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	44,755	24,447
Shares Issued on Distributions Reinvested	178	—
Shares Redeemed	(16,959)	(9,242)
Net Increase in Class I Shares Outstanding	27,974	15,205
Class A:
Shares Subscribed	8,600	5,170
Shares Issued on Distributions Reinvested	42	—
Shares Redeemed	(4,599)	(3,822)
Net Increase in Class A Shares Outstanding	4,043	1,348
Class L:
Shares Exchanged	— @@	—
Shares Issued on Distributions Reinvested	— @@	—
Shares Redeemed	(7)	—
Net Decrease in Class L Shares Outstanding	(7)	—
Class C:
Shares Subscribed	740	682
Shares Issued on Distributions Reinvested	6	—
Shares Redeemed	(509)	(440)
Net Increase in Class C Shares Outstanding	237	242
Class IS:
Shares Subscribed	1,305	1,703
Shares Issued on Distributions Reinvested	6	—
Shares Redeemed	(751)	(540)
Net Increase in Class IS Shares Outstanding	560	1,163
Class IR:
Shares Subscribed	583	—
Shares Issued on Distributions Reinvested	9	—
Shares Redeemed	(1,124)	—
Net Decrease in Class IR Shares Outstanding	(532)	—

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

International Opportunity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$26.73		$19.77		$22.52		$14.93		$15.03
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.22)		(0.04)		(0.04)		(0.08)		(0.03)
Net Realized and Unrealized Gain (Loss)	15.05		7.00		(2.66)		8.04		(0.07)
Total from Investment Operations	14.83		6.96		(2.70)		7.96		(0.10)
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		—		(0.00	)(3)
Net Realized Gain	(0.10)		—		(0.05)		(0.37)		—
Total Distributions	(0.10)		—		(0.05)		(0.37)		(0.00	)(3)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$41.46		$26.73		$19.77		$22.52		$14.93
Total Return(4)	55.49%		35.20%		(12.04)%		53.38%		(0.65)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,152,320		$1,284,678		$649,580		$358,141		$62,440
Ratio of Expenses Before Expense Limitation	0.98%		1.03%		1.04%		1.10%		1.34%
Ratio of Expenses After Expense Limitation	0.97	%(5)	0.99	%(5)	0.99	%(5)	0.98	%(5)	1.00	%(5)
Ratio of Net Investment Loss	(0.70	)%(5)	(0.15	)%(5)	(0.19	)%(5)	(0.42	)%(5)	(0.22	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.02%		0.00	%(6)
Portfolio Turnover Rate	25%		20%		36%		30%		42%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

International Opportunity Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$26.23		$19.46		$22.25		$14.79		$14.93
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.30)		(0.10)		(0.11)		(0.15)		(0.08)
Net Realized and Unrealized Gain (Loss)	14.74		6.87		(2.63)		7.98		(0.06)
Total from Investment Operations	14.44		6.77		(2.74)		7.83		(0.14)
Distributions from and/or in Excess of:
Net Realized Gain	(0.10)		—		(0.05)		(0.37)		—
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$40.57		$26.23		$19.46		$22.25		$14.79
Total Return(4)	55.06%		34.79%		(12.36)%		53.01%		(1.00)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$683,897		$336,109		$223,098		$186,988		$11,727
Ratio of Expenses Before Expense Limitation	1.26%		1.30%		1.34%		1.36%		1.66%
Ratio of Expenses After Expense Limitation	1.25	%(5)	1.29	%(5)	1.33	%(5)	1.27	%(5)	1.35	%(5)
Ratio of Net Investment Loss	(0.96	)%(5)	(0.44	)%(5)	(0.51	)%(5)	(0.74	)%(5)	(0.55	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.02%		0.00	%(6)
Portfolio Turnover Rate	25%		20%		36%		30%		42%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

International Opportunity Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$25.23		$18.82		$21.63		$14.47		$14.69
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.44)		(0.23)		(0.22)		(0.22)		(0.14)
Net Realized and Unrealized Gain (Loss)	14.10		6.64		(2.54)		7.75		(0.08)
Total from Investment Operations	13.66		6.41		(2.76)		7.53		(0.22)
Distributions from and/or in Excess of:
Net Realized Gain	(0.10)		—		(0.05)		(0.37)		—
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$38.79		$25.23		$18.82		$21.63		$14.47
Total Return(4)	54.15%		34.06%		(12.81)%		52.11%		(1.50)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$533		$512		$382		$364		$221
Ratio of Expenses Before Expense Limitation	2.14%		2.19%		2.28%		2.51%		3.16%
Ratio of Expenses After Expense Limitation	1.84	%(5)	1.84	%(5)	1.84	%(5)	1.84	%(5)	1.85	%(5)
Ratio of Net Investment Loss	(1.54	)%(5)	(0.99	)%(5)	(1.02	)%(5)	(1.16	)%(5)	(1.00	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.00	%(6)
Portfolio Turnover Rate	25%		20%		36%		30%		42%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

International Opportunity Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$24.94		$18.63		$21.46		$14.39		$14.63
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.48)		(0.26)		(0.27)		(0.29)		(0.19)
Net Realized and Unrealized Gain (Loss)	13.93		6.57		(2.51)		7.73		(0.05)
Total from Investment Operations	13.45		6.31		(2.78)		7.44		(0.24)
Distributions from and/or in Excess of:
Net Realized Gain	(0.10)		—		(0.05)		(0.37)		—
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$38.29		$24.94		$18.63		$21.46		$14.39
Total Return(4)	53.94%		33.87%		(13.00)%		51.77%		(1.71)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$90,845		$53,257		$35,297		$23,334		$1,862
Ratio of Expenses Before Expense Limitation	1.98%		2.03%		2.06%		2.10%		2.43%
Ratio of Expenses After Expense Limitation	1.97	%(5)	2.02	%(5)	2.04	%(5)	2.01	%(5)	2.10	%(5)
Ratio of Net Investment Loss	(1.68	)%(5)	(1.17	)%(5)	(1.24	)%(5)	(1.45	)%(5)	(1.32	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.02%		0.00	%(6)
Portfolio Turnover Rate	25%		20%		36%		30%		42%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

International Opportunity Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$26.77		$19.79		$22.54		$14.94		$15.03
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.18)		(0.02)		0.02		(0.12)		(0.03)
Net Realized and Unrealized Gain (Loss)	15.07		7.00		(2.72)		8.09		(0.06)
Total from Investment Operations	14.89		6.98		(2.70)		7.97		(0.09)
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		—		(0.00	)(3)
Net Realized Gain	(0.10)		—		(0.05)		(0.37)		—
Total Distributions	(0.10)		—		(0.05)		(0.37)		(0.00	)(3)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$41.56		$26.77		$19.79		$22.54		$14.94
Total Return(4)	55.63%		35.27%		(12.03)%		53.41%		(0.64)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$101,008		$50,083		$14,016		$57,629		$1,030
Ratio of Expenses Before Expense Limitation	0.90%		0.98%		0.95%		1.03%		5.64%
Ratio of Expenses After Expense Limitation	0.88	%(5)	0.91	%(5)	0.92	%(5)	0.92	%(5)	0.93	%(5)
Ratio of Net Investment Income (Loss)	(0.59	)%(5)	(0.07	)%(5)	0.09	%(5)	(0.56	)%(5)	(0.20	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.02%		0.02%		0.01%
Portfolio Turnover Rate	25%		20%		36%		30%		42%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

International Opportunity Portfolio

	Class IR
	Year Ended December 31,				Period from June 15, 2018(1) to
Selected Per Share Data and Ratios	2020		2019		December 31, 2018
Net Asset Value, Beginning of Period	$26.78		$19.79		$25.37
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.19)		(0.02)		(0.06)
Net Realized and Unrealized Gain (Loss)	15.09		7.01		(5.47)
Total from Investment Operations	14.90		6.99		(5.53)
Distributions from and/or in Excess of:
Net Realized Gain	(0.10)		—		(0.05)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$41.58		$26.78		$19.79
Total Return(4)	55.64%		35.32%		(21.84	)%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period, (Thousands)	$149,281		$110,401		$81,592
Ratio of Expenses Before Expense Limitation	0.89%		0.93%		0.95	%(7)
Ratio of Expenses After Expense Limitation	0.88	%(5)	0.91	%(5)	0.93	%(5)(7)
Ratio of Net Investment Loss	(0.60	)%(5)	(0.07	)%(5)	(0.46	)%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01	%(7)
Portfolio Turnover Rate	25%		20%		36%

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-one separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the International Opportunity Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers six classes of shares — Class I, Class A, Class L, Class C, Class IS and Class IR. On April 30, 2015 the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (5) when market quotations are not readily available, including circumstances

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$—	$186,771	$—	$186,771
Banks	48,654	253,124	—	301,778
Beverages	—	118,749	—	118,749
Biotechnology	—	43,921	—	43,921
Diversified Consumer Services	231,477	—	—	231,477
Electronic Equipment, Instruments & Components	—	154,298	—	154,298
Entertainment	314,732	—	—	314,732
Food Products	—	133,302	—	133,302
Health Care Equipment & Supplies	—	62,636	—	62,636
Health Care Providers & Services	13,616	—	—	13,616
Household Products	—	38,739	—	38,739
Information Technology Services	318,624	104,592	—	423,216
Interactive Media & Services	—	188,886	—	188,886
Internet & Direct Marketing Retail	476,163	360,444	—	836,607
Semiconductors & Semiconductor Equipment	—	239,037	—	239,037
Textiles, Apparel & Luxury Goods	145,556	425,333	—	570,889
Total Common Stocks	1,548,822	2,309,832	—	3,858,654
Short-Term Investments
Investment Company	372,133	—	—	372,133
Repurchase Agreements	—	9,498	—	9,498
Total Short-Term Investments	372,133	9,498	—	381,631
Total Assets	$1,920,955	$2,319,330	$—	$4,240,285

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

As of December 31, 2020, the Fund did not have any outstanding purchased options.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2020 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(4,002	)(a)

(a) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$3,507	(b)

(b) Amounts are included in Investments in the Statement of Operations.

For the year ended December 31, 2020, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	303,190,000

6. Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2020:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$67,239	(c)	$—	$(67,239	)(d)(e)	$0

(c) Represents market value of loaned securities at year end.

(d) The Fund received cash collateral of approximately $68,275,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $888,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(e) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2020:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$68,275	$—	$—	$—	$68,275
Total Borrowings	$68,275	$—	$—	$—	$68,275
Gross amount of recognized liabilities securities lending transactions					$68,275

7.  Redemption Fees: The Fund will assess a 2% redemption fee, on Class I shares, Class A shares, Class L shares, Class C shares, Class IS shares and Class IR shares which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

8.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.80%	0.75%

For the year ended December 31, 2020, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.76% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares, 2.10% for Class C shares, 0.94% for Class IS shares and 0.94% for Class IR shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2020, approximately $8,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2020, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $1,467,725,000 and $581,621,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2020.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"),

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2020, advisory fees paid were reduced by approximately $327,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2020 is as follows:

Affiliated Investment Company/Issuer	Value December 31, 2019 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$161,533	$1,034,024	$823,424	$489
Canada Goose Holdings, Inc.	—	127,447	808	—
	$161,533	$1,161,471	$824,232	$489
Affiliated Investment Company/Issuer (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2020 (000)
Liquidity Funds	$—	$—	$372,133
Canada Goose Holdings, Inc.	(71)	18,988	145,556
	$(71)	$18,988	$517,689

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2020, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2020 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2020 and 2019 was as follows:

2020 Distributions Paid From:		2019 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$—	$9,935	$—	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.
27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

Permanent differences, primarily due to a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2020:

Total Distributable Earnings (000)	Paid-in Capital (000)
$8,033	$(8,033)

At December 31, 2020, the Fund had no distributable earnings on a tax basis.

During the year ended December 31, 2020, the Fund utilized capital loss carryforwards for U. S. federal income tax purposes of approximately $40,030,000.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2020, the Fund intends to defer to January 1, 2021 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$—	$11,470

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2020, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2020, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 26.4%.

K. Market Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
International Opportunity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of International Opportunity Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of International Opportunity Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2021

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2020.

The Fund designated and paid approximately $9,935,000 as a long-term capital gain distribution.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				79

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020); and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	79	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	80

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015) Chairman, Opus Capital Group (1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	80

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	79	Director of NVR, Inc. (home construction).

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	80	Director, Rubicon Investment (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the fixed Income Sub-Committee of the Investment committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				79	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	80	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Boards since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	79	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2020) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 1633 Broadway New York, NY 10019 Birth Year: 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

39

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2021 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIIIOANN
3386907 EXP 02.28.22

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Permanence Portfolio

Annual Report

December 31, 2020

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statement of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	23
Liquidity Risk Management Program	24
Federal Tax Notice	25
Privacy Notice	26
Director and Officer Information	29

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Permanence Portfolio (the "Fund") performed during the period beginning March 31, 2020 (when the Fund commenced operations) and ended December 31, 2020.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2021

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Expense Example (unaudited)

Permanence Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Actual Ending Account Value 12/31/20	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Permanence Portfolio Class I	$1,000.00	$1,236.70	$1,020.86	$4.78	$4.32	0.85%
Permanence Portfolio Class A	1,000.00	1,234.50	1,019.10	6.74	6.09	1.20
Permanence Portfolio Class C	1,000.00	1,229.30	1,015.33	10.93	9.88	1.95
Permanence Portfolio Class IS	1,000.00	1,235.70	1,021.11	4.50	4.06	0.80

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited)

Permanence Portfolio

The Fund seeks long-term capital appreciation.

Performance

For period from Fund inception on March 31, 2020 through December 31, 2020, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 55.46%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the S&P 500® Index (the "Index"), which returned 47.26%.

Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  U.S. equities reversed a steep sell-off caused by the COVID-19 pandemic shock, aided by massive fiscal and monetary stimulus that kept liquidity flowing and supported a faster-than-expected rebound in economic activity. Given the Fund's inception date at the end of March 2020, this reporting period did not include the steep sell-off in equity markets earlier in March that was triggered by the initial global spread of the virus and lockdowns across much of the world. Promising vaccine news throughout the year, along with the start of vaccine distribution across the U.S. and Europe in December 2020, also helped investors look past resurgences of the virus and renewed curbs on social and business activity that have slowed the economic recovery in the short term. Political uncertainty eased after the U.S. election in November 2020, with markets taking a positive stance on a Biden administration and the prospect for additional fiscal stimulus in 2021.

•  All sectors in the Index produced double-digit gains in this nine-month reporting period, led by consumer discretionary. Utilities posted the smallest gain in the Index.

•  Counterpoint Global seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will result from stock selection, given our philosophy and process. For the since inception reporting period, the Fund outperformed the Index.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The Fund outperformed the Index in this reporting period due to favorable stock selection and a smaller contribution from sector allocations.

•  For the Fund, the top contributors to relative performance in the since inception period were stock selection in health care and industrials, and a sector overweight in consumer discretionary.

•  The main detractors from relative performance in the period were a sector underweight in information technology and stock selection in materials and consumer discretionary.

Management Strategies

•  In the Permanence Portfolio, we invest primarily in equity securities of established companies located in the United States that benefit from efficient scale. Due to the durability of this long-term competitive advantage, we believe these companies are relatively insulated from disruptive change.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

Permanence Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on March 31, 2020.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the the S&P 500® Index(1) and the Lipper Large-Cap Core Funds Index(2)

	Period Ended December 31, 2020 Total Returns(3)
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	—	—	—	55.46%
Fund — Class A Shares w/o sales charges(4)	—	—	—	55.05
Fund — Class A Shares with maximum 5.25% sales charges(4)	—	—	—	46.97
Fund — Class C Shares w/o sales charges(4)	—	—	—	54.15
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	—	—	—	53.15
Fund — Class IS Shares w/o sales charges(4)	—	—	—	55.45
S&P 500® Index	—	—	—	47.26
Lipper Large-Cap Core Funds Index	—	—	—	46.16

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Standard & Poor's 500® Index (S&P 500® Index) measures the performance of the large cap segment of the U.S. equities market, covering approximately 80% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Large-Cap Core Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on March 31, 2020.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments

Permanence Portfolio

	Shares	Value (000)
Common Stocks (97.5%)
Aerospace & Defense (4.5%)
HEICO Corp., Class A	1,329	$156
Capital Markets (4.7%)
Intercontinental Exchange, Inc.	644	74
S&P Global, Inc.	264	87
		161
Chemicals (6.4%)
Ecolab, Inc.	672	146
Sherwin-Williams Co. (The)	101	74
		220
Commercial Services & Supplies (2.9%)
Cintas Corp.	97	34
Copart, Inc. (a)	268	34
Rollins, Inc.	795	31
		99
Construction Materials (3.1%)
Martin Marietta Materials, Inc.	372	106
Containers & Packaging (2.2%)
Ball Corp.	802	75
Distributors (1.0%)
Pool Corp.	89	33
Diversified Consumer Services (1.9%)
Chegg, Inc. (a)	376	34
Service Corp. International	678	33
		67
Diversified Holding Companies (1.0%)
RedBall Acquisition Corp., Class A (a)	3,064	33
Entertainment (4.6%)
Madison Square Garden Sports Corp., Class A (a)	187	35
Walt Disney Co. (The) (a)	680	123
		158
Equity Real Estate Investment Trusts (REITs) (1.9%)
American Tower Corp. REIT	149	33
Equinix, Inc. REIT	47	34
		67
Food & Staples Retailing (4.7%)
Costco Wholesale Corp.	434	163
Food Products (0.9%)
UTZ Brands, Inc.	1,456	32
Health Care Equipment & Supplies (5.9%)
IDEXX Laboratories, Inc. (a)	68	34
Intuitive Surgical, Inc. (a)	205	168
		202
Health Care Technology (4.6%)
Veeva Systems, Inc., Class A (a)	583	159
Hotels, Restaurants & Leisure (2.5%)
Starbucks Corp.	491	52
Vail Resorts, Inc.	118	33
		85
	Shares	Value (000)
Household Products (1.4%)
Colgate-Palmolive Co.	578	$49
Industrial Conglomerates (2.5%)
Roper Technologies, Inc.	199	86
Insurance (1.0%)
Progressive Corp. (The)	342	34
Internet & Direct Marketing Retail (5.8%)
Amazon.com, Inc. (a)	61	199
Metals & Mining (0.7%)
Royal Gold, Inc.	237	25
Oil, Gas & Consumable Fuels (1.6%)
Texas Pacific Land Trust	74	54
Pharmaceuticals (3.6%)
Royalty Pharma PLC, Class A (United Kingdom)	2,496	125
Professional Services (2.0%)
CoStar Group, Inc. (a)	37	34
Verisk Analytics, Inc.	165	34
		68
Real Estate Management & Development (3.5%)
FirstService Corp.	871	119
Semiconductors & Semiconductor Equipment (3.5%)
ASML Holding N.V.	245	119
Software (14.3%)
ANSYS, Inc. (a)	91	33
Appfolio, Inc., Class A (a)	498	90
Autodesk, Inc. (a)	111	34
Cadence Design Systems, Inc. (a)	375	51
Constellation Software, Inc.	89	115
Guidewire Software, Inc. (a)	261	34
Synopsys, Inc. (a)	194	50
Topicus.com, Inc. (a)	166	1
Tyler Technologies, Inc. (a)	190	83
		491
Specialty Retail (1.4%)
Home Depot, Inc. (The)	187	50
Textiles, Apparel & Luxury Goods (1.5%)
NIKE, Inc., Class B	364	51
Trading Companies & Distributors (1.9%)
Fastenal Co.	681	33
Watsco, Inc.	143	33
		66
Total Common Stocks (Cost $2,542)		3,352

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments (cont'd)

Permanence Portfolio

	Shares	Value (000)
Short-Term Investment (2.8%)
Investment Company (2.8%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $98)	98,132	$98
Total Investments Excluding Purchased Options (100.3%) (Cost $2,640)		3,450
Total Purchased Options Outstanding (0.1%) (Cost $11)		3
Total Investments (100.4%) (Cost $2,651) (b)		3,453
Liabilities in Excess of Other Assets (–0.4%)		(13)
Net Assets (100.0%)		$3,440

(a)  Non-income producing security.

(b)  At December 31, 2020, the aggregate cost for federal income tax purposes is approximately $2,677,000. The aggregate gross unrealized appreciation is approximately $790,000 and the aggregate gross unrealized depreciation is approximately $14,000, resulting in net unrealized appreciation of approximately $776,000.

REIT  Real Estate Investment Trust.

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2020:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)		Premiums Paid (000)	Unrealized Depreciation (000)
JP Morgan Chase Bank NA	USD/CNH	CNH	7.70	Nov-21	700,000	700	$2		$3	$(1)
JP Morgan Chase Bank NA	USD/CNH	CNH	7.98	Sep-21	561,500	562	1		3	(2)
JP Morgan Chase Bank NA	USD/CNH	CNH	8.10	Jul-21	591,131	591	—	@	3	(3)
JP Morgan Chase Bank NA	USD/CNH	CNH	8.49	May-21	425,580	426	—	@	2	(2)
							$3		$11	$(8)

@    Value is less than $500.

CNH  —  Chinese Yuan Renminbi Offshore

USD  —  United States Dollar

Portfolio Composition

Classification	Percentage of Total Investments
Other*	67.8%
Software	14.2
Chemicals	6.4
Health Care Equipment & Supplies	5.8
Internet & Direct Marketing Retail	5.8
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Permanence Portfolio

Statement of Assets and Liabilities	December 31, 2020 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $2,553)	$3,355
Investment in Security of Affiliated Issuer, at Value (Cost $98)	98
Total Investments in Securities, at Value (Cost $2,651)	3,453
Due from Adviser	70
Prepaid Offering Costs	32
Receivable for Investments Sold	20
Receivable for Fund Shares Sold	2
Dividends Receivable	1
Receivable from Affiliate	—	@
Other Assets	5
Total Assets	3,583
Liabilities:
Payable for Offering Costs	81
Payable for Investments Purchased	31
Payable for Professional Fees	21
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Custodian Fees	1
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Administration Fees	—	@
Other Liabilities	8
Total Liabilities	143
Net Assets	$3,440
Net Assets Consist of:
Paid-in-Capital	$2,478
Total Distributable Earnings	962
Net Assets	$3,440
CLASS I:
Net Assets	$3,147
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	214,883
Net Asset Value, Offering and Redemption Price Per Share	$14.65
CLASS A:
Net Assets	$256
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	17,508
Net Asset Value, Redemption Price Per Share	$14.61
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.81
Maximum Offering Price Per Share	$15.42
CLASS C:
Net Assets	$21
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,444
Net Asset Value, Offering and Redemption Price Per Share	$14.52
CLASS IS:
Net Assets	$16
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,061
Net Asset Value, Offering and Redemption Price Per Share	$14.65

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Permanence Portfolio

Statement of Operations	Period from March 31, 2020^ to December 31, 2020 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $—@ of foreign Taxes Withheld)	$17
Dividends from Security of Affiliated Issuer (Note G)	—	@
Total Investment Income	17
Expenses:
Offering Costs	99
Professional Fees	77
Shareholder Reporting Fees	14
Advisory Fees (Note B)	13
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	1
Transfer Agency Fees — Class C (Note E)	1
Transfer Agency Fees — Class IS (Note E)	1
Custodian Fees (Note F)	3
Registration Fees	3
Administration Fees (Note C)	2
Pricing Fees	1
Shareholder Services Fees — Class A (Note D)	—	@
Distribution and Shareholder Services Fees — Class C (Note D)	—	@
Directors' Fees and Expenses	—	@
Other Expenses	8
Total Expenses	225
Expenses Reimbursed by Adviser (Note B)	(191)
Waiver of Advisory Fees (Note B)	(13)
Reimbursement of Class Specific Expenses — Class I (Note B)	(1)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Net Expenses	17
Net Investment Loss	(—	@)
Realized Gain:
Investments Sold	343
Foreign Currency Translation	1
Net Realized Gain	344
Change in Unrealized Appreciation (Depreciation):
Investments	802
Foreign Currency Translation	(—	@)
Net Change in Unrealized Appreciation (Depreciation)	802
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	1,146
Net Increase in Net Assets Resulting from Operations	$1,146

^  Commencement of Operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Permanence Portfolio

Statement of Changes in Net Assets	Period from March 31, 2020^ to December 31, 2020 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$	(— @)
Net Realized Gain		344
Net Change in Unrealized Appreciation (Depreciation)		802
Net Increase in Net Assets Resulting from Operations		1,146
Dividends and Distributions to Shareholders:
Class I		(174)
Class A		(8)
Class C		(1)
Class IS		(1)
Total Dividends and Distributions to Shareholders		(184)
Capital Share Transactions:(1)
Class I:
Subscribed		2,025
Distributions Reinvested		174
Class A:
Subscribed		248
Distributions Reinvested		8
Redeemed		(4)
Class C:
Subscribed		15
Distributions Reinvested		1
Class IS:
Subscribed		10
Distributions Reinvested		1
Net Increase in Net Assets Resulting from Capital Share Transactions		2,478
Total Increase in Net Assets		3,440
Net Assets:
Beginning of Period		—
End of Period		$3,440
(1) Capital Share Transactions:
Class I:
Shares Subscribed		203
Shares Issued on Distributions Reinvested		12
Net Increase in Class I Shares Outstanding		215
Class A:
Shares Subscribed		17
Shares Issued on Distributions Reinvested		1
Shares Redeemed		(— @@)
Net Increase in Class A Shares Outstanding		18
Class C:
Shares Subscribed		1
Shares Issued on Distributions Reinvested		— @@
Net Increase in Class C Shares Outstanding		1
Class IS:
Shares Subscribed		1
Shares Issued on Distributions Reinvested		— @@
Net Increase in Class IS Shares Outstanding		1

^  Commencement of Operations.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Permanence Portfolio

	Class I
Selected Per Share Data and Ratios	Period from March 31, 2020(1) to December 31, 2020
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.00	)(3)
Net Realized and Unrealized Gain	5.51
Total from Investment Operations	5.51
Distributions from and/or in Excess of:
Net Realized Gain	(0.86)
Net Asset Value, End of Period	$14.65
Total Return(4)	55.46	%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,147
Ratio of Expenses Before Expense Limitation	10.85	%(8)
Ratio of Expenses After Expense Limitation	0.85	%(5)(8)
Ratio of Net Investment Loss	(0.02	)%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)(8)
Portfolio Turnover Rate	68	%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Permanence Portfolio

	Class A
Selected Per Share Data and Ratios	Period from March 31, 2020(1) to December 31, 2020
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.01)
Net Realized and Unrealized Gain	5.48
Total from Investment Operations	5.47
Distributions from and/or in Excess of:
Net Realized Gain	(0.86)
Net Asset Value, End of Period	$14.61
Total Return(3)	55.05	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$256
Ratio of Expenses Before Expense Limitation	17.41	%(7)
Ratio of Expenses After Expense Limitation	1.20	%(4)(7)
Ratio of Net Investment Loss	(0.06	)%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)(7)
Portfolio Turnover Rate	68	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Permanence Portfolio

	Class C
Selected Per Share Data and Ratios	Period from March 31, 2020(1) to December 31, 2020
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.11)
Net Realized and Unrealized Gain	5.49
Total from Investment Operations	5.38
Distributions from and/or in Excess of:
Net Realized Gain	(0.86)
Net Asset Value, End of Period	$14.52
Total Return(3)	54.15	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$21
Ratio of Expenses Before Expense Limitation	24.15	%(7)
Ratio of Expenses After Expense Limitation	1.95	%(4)(7)
Ratio of Net Investment Loss	(1.08	)%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)(7)
Portfolio Turnover Rate	68	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Permanence Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from March 31, 2020(1) to December 31, 2020
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.00	)(3)
Net Realized and Unrealized Gain	5.51
Total from Investment Operations	5.51
Distributions from and/or in Excess of:
Net Realized Gain	(0.86)
Net Asset Value, End of Period	$14.65
Total Return(4)	55.45	%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$16
Ratio of Expenses Before Expense Limitation	25.34	%(8)
Ratio of Expenses After Expense Limitation	0.80	%(5)(8)
Ratio of Net Investment Income	0.03	%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)(8)
Portfolio Turnover Rate	68	%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-one separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Permanence Portfolio. The Fund seeks long-term capital appreciation.

The Fund commenced operations on March 31, 2020 and offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (5) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$156	$—	$—	$156
Capital Markets	161	—	—	161
Chemicals	220	—	—	220
Commercial Services & Supplies	99	—	—	99
Construction Materials	106	—	—	106
Containers & Packaging	75	—	—	75
Distributors	33	—	—	33
Diversified Consumer Services	67	—	—	67
Diversified Holding Companies	33	—	—	33
Entertainment	158	—	—	158
Equity Real Estate Investment Trusts (REITs)	67	—	—	67
Food & Staples Retailing	163	—	—	163
Food Products	32	—	—	32
Health Care Equipment & Supplies	202	—	—	202
Health Care Technology	159	—	—	159
Hotels, Restaurants & Leisure	85	—	—	85
Household Products	49	—	—	49
Industrial Conglomerates	86	—	—	86
Insurance	34	—	—	34
Internet & Direct Marketing Retail	199	—	—	199
Metals & Mining	25	—	—	25
Oil, Gas & Consumable Fuels	54	—	—	54
Pharmaceuticals	125	—	—	125
Professional Services	68	—	—	68
Real Estate Management & Development	119	—	—	119
Semiconductors & Semiconductor Equipment	119	—	—	119
Software	490	1	—	491
Specialty Retail	50	—	—	50
Textiles, Apparel & Luxury Goods	51	—	—	51
Trading Companies & Distributors	66	—	—	66
Total Common Stocks	3,351	1	—	3,352
Call Options Purchased	—	3	—	3
Short-Term Investment
Investment Company	98	—	—	98
Total Assets	$3,449	$4	$—	$3,453

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2020:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$3	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following table sets forth by primary risk exposure the Fund's change in unrealized appreciation (depreciation) by type of derivative contract for the period ended December 31, 2020 in accordance with ASC 815:

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(8	)(b)

(b) Amounts are included in Investments in the Statement of Operations.

At December 31, 2020, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(c) (000)		Liabilities(c) (000)
Purchased Options	$3	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2020:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
JP Morgan Chase Bank NA	$3	(a)	$—	$—	$3

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

For the period ended December 31, 2020, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	1,017,000

5.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.65%	0.60%

For the period ended December 31, 2020, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.85% for Class I shares, 1.20% for Class A shares, 1.95% for Class C shares and 0.80% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the period ended December 31, 2020, approximately $13,000 of advisory fees were waived and approximately $195,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the period ended December 31, 2020, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $4,032,000 and $1,834,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the period ended December 31, 2020.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Liquidity Funds. For the period ended December 31, 2020, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the period ended December 31, 2020 is as follows:

Affiliated Investment Company	Value March 31, 2020 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$—	$3,013	$2,915	$—	@
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2020 (000)
Liquidity Funds	$—	$—	$98

@ Amount is less than $500.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the period ended December 31, 2020, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. The tax year ended December 31, 2020 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal year 2020 was as follows:

2020 Distributions Paid From:
Ordinary Income (000)
$184

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to a nondeductible expense, resulted in the following reclassifications among the components of net assets at December 31, 2020:

Total Distributable Earnings (000)		Paid-in Capital (000)
$—	@	$	(—	@)

@ Amount is less than $500

At December 31, 2020, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$188	$—

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the period ended December 31, 2020, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2020, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 45.2%.

K. Market Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. — Permanence Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Permanence Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2020, and the related statements of operations and changes in net assets and the financial highlights for the period from March 31, 2020 (commencement of operations) through December 31, 2020 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Permanence Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2020, and the results of its operations, the changes in its net assets and its financial highlights for the period from March 31, 2020 (commencement of operations) through December 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2021

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2020. For corporate shareholders, 3.94% of the dividends qualified for the dividends received deduction.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2020. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $8,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				79

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020); and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	79	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	80

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015) Chairman, Opus Capital Group (1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	80

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	79	Director of NVR, Inc. (home construction).

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	80	Director, Rubicon Investment (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the fixed Income Sub-Committee of the Investment committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				79	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	80	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Boards since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	79	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2020) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 1633 Broadway New York, NY 10019 Birth Year: 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

33

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2021 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIPERMANN
3390161 EXP 02.28.22

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Real Assets Portfolio

Annual Report

December 31, 2020

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	29
Liquidity Risk Management Program	30
Federal Tax Notice	31
Privacy Notice	32
Director and Officer Information	35

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Real Assets Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2021

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Expense Example (unaudited)

Real Assets Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Actual Ending Account Value 12/31/20	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Real Assets Portfolio Class I	$1,000.00	$1,126.40	$1,021.32	$4.06	$3.86	0.76%
Real Assets Portfolio Class A	1,000.00	1,125.40	1,019.46	6.04	5.74	1.13
Real Assets Portfolio Class C	1,000.00	1,120.40	1,015.74	9.97	9.48	1.87
Real Assets Portfolio Class IS	1,000.00	1,126.70	1,021.52	3.85	3.66	0.72

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited)

Real Assets Portfolio

The Fund seeks total return, targeted to be in excess of inflation, through capital appreciation and current income.

Performance

For the fiscal year ended December 31, 2020, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 0.39%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the MSCI World Net Index (the "Index"), which returned 15.90%, and underperformed the MSIF Real Assets Benchmark Blend Index, which returned 2.88%.

Factors Affecting Performance

•  Global asset markets had a roller coaster ride in 2020. Earlier in the year, equities dropped dramatically as the pandemic significantly disrupted the economy. Thanks to a combination of unprecedented monetary and fiscal policies, the market began to rally since March 2020. The leadership within the market for most of the year carried defensive undertones across style, sector and regional performance. The easy financial conditions also led to a very strong fixed income market, with interest rates falling and credit spreads largely falling back to pre-pandemic levels. Within commodities, precious metals outperformed due to demand for relative safe-haven assets and lower real yields. Energy prices suffered from the lockdown and restrictions in travels.

•  Global real estate securities declined 9.0% (as represented by the FTSE EPRA Nareit Developed Real Estate Net Total Return Index) for the full year as the impacts of COVID-19 and the widespread economic and social shutdowns experienced worldwide disproportionately impacted fundamentals for the property sector. After a sharp decline in the first quarter of 2020 following the initial outbreak and spread of COVID-19, the sector posted gains for the remainder of the year, as markets responded positively to fiscal and monetary stimulus policies. Importantly, real estate posted strong gains in the fourth quarter of 2020, after a strong rally in November on news that the Pfizer-BioNTech and Moderna vaccines were over 90% effective in preventing COVID-19. The largest declines for the year from a sector perspective were experienced in the retail, hotel and office property sectors. Retail real estate experienced a pullback for the year given the direct impact social distancing and quarantining measures have had on earnings. The temporary closure of a significant faction of retail real estate impaired cash rent collections. Additionally, the strain that the pandemic has placed on retail tenants has called into question the solvency of such tenants going forward, leading to greater uncertainty in cash flow projections for retail landlords. Global offices also underperformed, as growing uncertainty regarding the potential structural impact of the work-from-home theme impacted the sector. Additionally, despite low utilization of office space in much of the U.S. and Europe, it is noteworthy that in Northern Asia, where the health crisis is currently deemed to be more under control, the labor force has mostly returned to the workplace and the office market is not facing as intense scrutiny with regard to the structural impact from the work-from-home theme. U.S. hotel stocks underperformed due to a significant decline in demand stemming from a pullback in both business and leisure travel as a result of the pandemic.

•  Overall for 2020, global listed infrastructure performed poorly relative to the broader equity markets due to exposure to industries directly impacted by COVID-19, exposure to sectors anticipated to be adversely impacted by the "green" energy transition, as well as due to its perceived defensiveness in a largely pro-cyclical market following the first quarter 2020 equity market lows. In fact, on a full-year basis, infrastructure securities trailed global equities by a wider margin than in any calendar year period post-Global Financial Crisis, with global equities finishing solidly in positive territory for the year while infrastructure securities remained in the red. 2020 was a broadly thematic market, where asset classes fitting into "en vogue" themes (e.g., work-from-home, energy transition) performed well, largely untethered to fundamental trends. After the depths of the pandemic in March 2020, investors also used the comfort of central bank and government "backstops" to broadly bid up equity share prices, as long as the companies being bid were not perceived to have risks associated with future impairment brought on by disruption. In this market, that meant companies with resilient operating fundamentals but little operating leverage were not rewarded. As a

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

Real Assets Portfolio

result, infrastructure was negatively impacted in 2020 both in sectors with direct, fundamental challenges brought on by the pandemic, as well as those sectors traditionally known for their resilience. In some ways, it was a perfect storm impacting an asset class where utilities, transportation and energy infrastructure combined represent roughly 80% of the Index. However, the difficult year experienced in 2020 may also present an opportunity moving forward.

•  In light of the COVID-19 crisis, the U.S. Federal Reserve (Fed) cut interest rates to the zero lower bound to ease financial conditions and support growth. This led to real interest rates in the U.S. falling by more than 100 basis points to less than –1% by year-end.(i) In the month of March 2020, the significant illiquidity caused real rates to rise above 50 basis points, but the multiple facilities announced by the Fed provided much need liquidity, causing real rates to continue their decline.(i) The fall in real rates led to strong returns from the U.S. Treasury inflation-protected securities (TIPS) index, with the fixed income portfolio performing in line with that.

Management Strategies

•  The Fund is comprised of independently managed sub-portfolios for each real asset class with an asset allocation that aims to optimize the balance between return potential and risk across the publicly traded real asset categories. Across the underlying real asset categories, the investment approach combines a top-down process with bottom-up stock selection, with each team providing bottom-up insight into their specialist areas, determining sub-sector and regional preferences within listed real assets.

•  Going into the new year, we have a constructive view in real assets. A sharp economic recovery on the back of vaccine development set a positive backdrop for inflation. In the short term, we are overweight global real estate and inflation sensitive equities to participate in the anticipated rotation to value and cyclicals respectively, with global infrastructure more neutral and fixed income representing the funding source for the overweights in this near term environment that we view as being conducive for risk assets.

•  Within fixed income, we expect the Fed to keep monetary policy easy to close the large output gap created from the growth slowdown in 2020. Without core inflation staying above 2% for longer or materially drifting away from the 2% target, it's unlikely the Fed will move rates up from the lower bound. We believe this should keep real interest rates in negative territory for longer, helping stimulate growth and inflation in 2021. With 10-year real rates close to –1%, we have kept the portfolio duration above 7 years, in line with the U.S. TIPS index. We might look to opportunistically reduce duration if core inflation drifts higher and expectations of rate hikes increase, but we don't expect this to be a likely scenario in 2021.

•  Within infrastructure, our research currently leads us to an overweighting in the Fund to a group of companies in the water & waste, toll roads, airports, gas midstream, and ports sectors, and an underweighting to companies in the electricity transmission & distribution, pipeline companies, communications, European regulated utilities, gas distribution utilities, and diversified sectors. Finally, we continue to retain out-of-benchmark positions in renewables, railroads and certain other utilities that are not contained in the Index. Looking forward into 2021, we are highly constructive on infrastructure securities. The relative underperformance of infrastructure versus the broader equity markets has been extreme, and we look for some of that gap to converge, in particular given the fact that fundamental deterioration for infrastructure was much more modest than that for the broader market outside of airports and toll roads, two areas directly impacted by work-from-home policies and the pandemic. Indeed, even in the area of energy infrastructure, where overall demand for natural gas, crude oil and natural gas liquids was reduced as a result of the pandemic,

(i)  Source: Bloomberg L.P.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

Real Assets Portfolio

actual cash flow per share revisions were quite modest overall, and in select cases cash flows continued to grow. As a general comment, we view valuations in infrastructure securities as attractive, particularly in a relative sense, and believe there are fundamental tailwinds across all sectors, with recovery anticipated in transportation and energy. We acknowledge that rising interest rates may be a short-term headwind for select areas of infrastructure and the equity markets more broadly, but we do not anticipate that headwind to be material or long lasting. Core to this belief is that while we do believe risk-free sovereign rates have scope to rise, we do not believe they will rise to extreme levels and indeed are likely to remain lower than base rates prior to the pandemic (recall, the U.S. 10-year Treasury yield was roughly 1.90% entering 2020).(ii) Furthermore, we believe the velocity of change matters more than the absolute levels, and there is no indication central banks will materially alter their messaging in 2021, prompting a "taper tantrum." Finally, we believe this rise in rates is likely the result of increased expectations with regard to growth and inflation, both positive inputs to infrastructure cash flows through demand and pricing increases.

•  While real estate securities posted a negative return for the year, recent market strength in the asset class is supported by a number of macro and fundamental factors, including monetary stimulus, vaccine discovery and clarity on the timeline for successful vaccine dissemination, and the reopening of economies and related positive demand impacts for sectors across real estate. Additionally, we believe the relative valuation of real estate securities is attractive compared to investable alternatives including the broader equity market, fixed income and direct property investment. For these reasons, we have a favorable outlook for real estate over the next year, however, continue to believe active management with a keen focus on relative value is important.

*  Minimum Investment for Class I shares

**  Commenced Operations on June 18, 2018.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

(ii)  Source: Bloomberg L.P.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

Real Assets Portfolio

Performance Compared to the MSCI World Net Index(1), MSIF Real Assets Benchmark Blend Index(2) and the Lipper Real Return Funds Index(3)

	Period Ended December 31, 2020 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Fund — Class I Shares w/o sales charges(5)	0.39%	—	—	4.14%
Fund — Class A Shares w/o sales charges(5)	0.07	—	—	3.78
Fund — Class A Shares with maximum 5.25% sales charges(5)	–5.16	—	—	1.61
Fund — Class C Shares w/o sales charges(5)	–0.81	—	—	2.97
Fund — Class C Shares with maximum 1.00% deferred sales charges(5)	–1.80	—	—	2.97
Fund — Class IS Shares w/o sales charges(5)	0.42	—	—	4.17
MSCI World Net Index	15.90	—	—	11.65
MSIF Real Assets Benchmark Blend Index	2.88	—	—	7.03
Lipper Real Return Funds Index	4.77	—	—	2.80

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI World Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Net Index currently consists of 23 developed market country indices. The performance of the Index is listed in US dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The MSIF Real Assets Benchmark Blend Index is comprised of 25% MSCI World Net Index (benchmark that measures the equity market performance of developed markets), 25% Dow Jones Brookfield Global Infrastructure IndexSM (benchmark that measures the stock performance of companies that exhibit strong infrastructure characteristics), 25% FTSE EPRA Nareit Developed Real Estate Net Total Return Index (a global market capitalization weighted index composed of listed real estate securities in the North American, European and Asian real estate markets) and 25% Bloomberg Barclays U.S. Treasury Inflation-Protected Securities Index (TIPS) (benchmark that measures the performance of the TIPS market. TIPS are bonds issued by the US Treasury that pay a coupon on the adjusted principal of the bond). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Real Return Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Real Return Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Real Return Funds classification.

(4)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(5)  Commenced operations on June 18, 2018.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments

Real Assets Portfolio

	Shares	Value (000)
Common Stocks (69.1%)
Australia (2.0%)
Atlas Arteria Ltd.	7,392	$37
CSL Ltd.	153	33
Dexus REIT	7,847	57
GPT Group (The) REIT	4,732	16
Scentre Group REIT	6,762	15
Sydney Airport (a)	7,475	37
Transurban Group	9,732	103
Wesfarmers Ltd.	1,171	46
Woolworths Group Ltd.	961	29
		373
Canada (3.4%)
Bank of Montreal	460	35
Canadian National Railway Co.	460	51
Enbridge, Inc.	2,940	94
Gibson Energy, Inc. (b)	7,520	121
Keyera Corp. (b)	1,171	21
Manulife Financial Corp.	2,222	40
National Bank of Canada	6	—	@
Pembina Pipeline Corp. (b)	1,458	35
RioCan Real Estate Investment Trust REIT	4,283	56
Royal Bank of Canada	469	39
Sun Life Financial, Inc.	727	32
TC Energy Corp. (b)	2,283	93
TELUS Corp.	20	—	@
		617
China (1.7%)
China Everbright International Ltd. (c)	164,780	93
China Gas Holdings Ltd. (c)	26,118	104
China Merchants Port Holdings Co., Ltd. (c)	24,129	30
China Overseas Land & Investment Ltd. (c)	1,896	4
China Resources Land Ltd. (c)	3,264	13
China Resources Mixc Lifestyle Services Ltd. (a)(c)	25	—	@
China Tower Corp. Ltd. H Shares (c)	129,919	19
Jiangsu Expressway Co., Ltd. H Shares (c)	41,138	46
Zhejiang Expressway Co., Ltd., Class H (c)	12,000	10
		319
Denmark (0.3%)
Novo Nordisk A/S Series B	429	30
Orsted A/S	94	19
		49
Finland (0.1%)
Citycon Oyj (b)	1,403	14
France (3.9%)
Aeroports de Paris (ADP) (a)	116	15
Air Liquide SA	234	39
Edenred	637	36
Gecina SA REIT	793	123
Getlink SE (a)	2,296	40
	Shares	Value (000)
ICADE REIT	60	$5
Klepierre SA REIT (b)	5,314	120
Legrand SA	471	42
LVMH Moet Hennessy Louis Vuitton SE	74	46
Mercialys SA REIT	4,558	40
Vinci SA	2,059	205
		711
Germany (1.5%)
BASF SE	615	49
Deutsche Wohnen SE	2,211	118
E.ON SE	2,696	30
SAP SE	187	24
Siemens AG (Registered)	278	40
Siemens Energy AG (a)	149	5
		266
Hong Kong (3.2%)
AIA Group Ltd.	2,565	31
CK Asset Holdings Ltd.	1,848	10
Hong Kong & China Gas Co., Ltd.	18,191	27
Hongkong Land Holdings Ltd.	40,991	169
Link REIT	4,737	43
New World Development Co. Ltd.	2,631	12
Power Assets Holdings Ltd.	8,500	46
Sun Hung Kai Properties Ltd.	7,773	100
Swire Properties Ltd.	36,391	106
Wharf Real Estate Investment Co., Ltd.	8,694	45
		589
India (0.6%)
Azure Power Global Ltd. (a)	2,491	101
Ireland (0.2%)
Hibernia REIT PLC	29,659	42
Italy (0.7%)
Atlantia SpA (a)	1,377	25
Infrastrutture Wireless Italiane SpA	3,681	44
Snam SpA	3,682	21
Terna Rete Elettrica Nazionale SpA	5,681	44
		134
Japan (4.5%)
Central Japan Railway Co.	200	28
East Japan Railway Co.	1,100	73
GLP J-REIT	7	11
ITOCHU Corp.	1,535	44
Japan Hotel REIT Investment Corp.	63	32
Marubeni Corp.	5,540	37
Mitsubishi Corp.	1,459	36
Mitsubishi Estate Co., Ltd.	7,498	121
Mitsui & Co., Ltd.	2,069	38
Mitsui Fudosan Co., Ltd.	5,290	111
Nippon Building Fund, Inc. REIT	13	75
Sumitomo Chemical Co., Ltd.	10,445	42
Sumitomo Corp.	2,548	34

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments (cont'd)

Real Assets Portfolio

	Shares	Value (000)
Japan (cont'd)
Sumitomo Mitsui Financial Group, Inc.	1,464	$45
Sumitomo Realty & Development Co., Ltd.	1,510	47
Toyota Motor Corp.	476	37
		811
Mexico (0.9%)
Grupo Aeroportuario del Pacifico SAB de CV, Class B (a)	2,969	33
Grupo Aeroportuario del Sureste SAB de CV, Class B (a)	2,162	36
Promotora y Operadora de Infraestructura SAB de CV	9,911	88
		157
Netherlands (0.8%)
ASML Holding N.V.	89	43
Eurocommercial Properties N.V. CVA REIT (a)	3,050	57
Randstad N.V. (a)	656	43
		143
New Zealand (0.2%)
Auckland International Airport Ltd. (a)	7,396	40
Singapore (0.2%)
DBS Group Holdings Ltd.	2,117	40
UOL Group Ltd.	960	6
		46
Spain (1.4%)
Aena SME SA (a)	339	59
Cellnex Telecom SA	951	57
Ferrovial SA	2,129	59
Inmobiliaria Colonial Socimi SA REIT	1,785	17
Merlin Properties Socimi SA REIT	7,002	67
		259
Sweden (0.3%)
Hufvudstaden AB, Class A	1,466	24
Telia Co., AB	8,225	34
		58
Switzerland (1.3%)
Barry Callebaut AG (Registered)	14	33
Cie Financiere Richemont SA (Registered)	447	40
Flughafen Zurich AG (Registered) (a)	238	42
Nestle SA (Registered)	292	35
Novartis AG (Registered)	437	41
Roche Holding AG (Genusschein)	122	43
		234
United Kingdom (4.9%)
Anglo American PLC	1,435	47
British Land Co., PLC (The) REIT	17,314	116
Derwent London PLC REIT	1,529	65
GlaxoSmithKline PLC	1,827	33
Great Portland Estates PLC REIT	10,458	96
Hammerson PLC REIT	207,540	70
	Shares	Value (000)
Land Securities Group PLC REIT	14,891	$138
National Grid PLC	14,007	166
Pennon Group PLC	2,511	32
Royal Dutch Shell PLC, Class B	2,817	48
Segro PLC REIT	3,832	50
Severn Trent PLC	1,032	32
		893
United States (37.0%)
Abbott Laboratories	300	33
Accenture PLC, Class A	131	34
Adobe, Inc. (a)	111	55
Advanced Micro Devices, Inc. (a)	260	24
AES Corp. (The)	1,435	34
Alexandria Real Estate Equities, Inc. REIT	194	35
Alphabet, Inc., Class A (a)	64	112
Amazon.com, Inc. (a)	38	124
Ameren Corp.	611	48
American Campus Communities, Inc. REIT	279	12
American Electric Power Co., Inc.	710	59
American Express Co.	367	44
American Tower Corp. REIT	1,331	299
American Water Works Co., Inc.	548	84
Amgen, Inc.	112	26
Apartment Income Corp. REIT (a)	142	5
Apple, Inc.	1,617	215
AT&T, Inc.	938	27
Atmos Energy Corp.	857	82
AvalonBay Communities, Inc. REIT	832	133
Avangrid, Inc.	798	36
Bank of America Corp.	1,781	54
Berkshire Hathaway, Inc., Class B (a)	203	47
Boston Properties, Inc. REIT	1,946	184
Brixmor Property Group, Inc. REIT	1,215	20
Camden Property Trust REIT	593	59
Celanese Corp.	258	33
Cheniere Energy, Inc. (a)	1,341	80
CMS Energy Corp.	519	32
Coca-Cola Co. (The)	525	29
Comcast Corp., Class A	668	35
Copart, Inc. (a)	290	37
Costco Wholesale Corp.	74	28
Crown Castle International Corp. REIT	1,322	210
CSX Corp.	371	34
CubeSmart REIT	688	23
Danaher Corp.	134	30
DiamondRock Hospitality Co. REIT	143	1
Digital Realty Trust, Inc. REIT	191	27
Dover Corp.	264	33
Edison International	1,136	71
Equity Residential REIT	2,053	122
Essential Utilities, Inc.	2,051	97

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments (cont'd)

Real Assets Portfolio

	Shares	Value (000)
United States (cont'd)
Essex Property Trust, Inc. REIT	176	$42
Eversource Energy	891	77
Facebook, Inc., Class A (a)	262	72
Federal Realty Investment Trust REIT	130	11
Fidelity National Information Services, Inc.	204	29
Garmin Ltd.	325	39
Globe Life, Inc.	362	34
Goldman Sachs Group, Inc. (The)	139	37
Healthcare Realty Trust, Inc. REIT	598	18
Healthpeak Properties, Inc. REIT	1,213	37
Hilton Worldwide Holdings, Inc.	330	37
Home Depot, Inc. (The)	130	35
Honeywell International, Inc.	166	35
Host Hotels & Resorts, Inc. REIT	5,660	83
Hudson Pacific Properties, Inc. REIT	2,570	62
Intuitive Surgical, Inc. (a)	49	40
Invitation Homes, Inc. REIT	2,122	63
JBG SMITH Properties REIT	679	21
Johnson & Johnson	284	45
JPMorgan Chase & Co.	618	78
Kimco Realty Corp. REIT	1,491	22
Linde PLC	125	33
Mack-Cali Realty Corp. REIT	3,159	39
Marathon Oil Corp.	7,713	51
Marriott International, Inc., Class A	284	37
Mastercard, Inc., Class A	139	50
Medtronic PLC	262	31
Merck & Co., Inc.	419	34
Microsoft Corp.	701	156
Mid-America Apartment Communities, Inc. REIT	95	12
Netflix, Inc. (a)	56	30
NextEra Energy, Inc.	440	34
NiSource, Inc.	3,039	70
Norfolk Southern Corp.	144	34
NVIDIA Corp.	73	38
ONEOK, Inc.	2,356	90
Paramount Group, Inc. REIT	721	6
PayPal Holdings, Inc. (a)	184	43
PepsiCo, Inc.	220	33
PNC Financial Services Group, Inc. (The)	234	35
Procter & Gamble Co. (The)	340	47
ProLogis, Inc. REIT	2,730	272
Public Storage REIT	159	37
QTS Realty Trust, Inc., Class A REIT	219	14
QUALCOMM, Inc.	229	35
Regency Centers Corp. REIT	1,454	66
Republic Services, Inc.	293	28
RLJ Lodging Trust REIT	2,890	41
salesforce.com, Inc. (a)	188	42
SBA Communications Corp. REIT	428	121
	Shares	Value (000)
Sempra Energy	908	$116
Simon Property Group, Inc. REIT	2,375	203
SL Green Realty Corp. REIT	3,576	213
Sunstone Hotel Investors, Inc. REIT	5,106	58
Targa Resources Corp.	2,143	57
Tesla, Inc. (a)	80	56
Texas Instruments, Inc.	224	37
Thermo Fisher Scientific, Inc.	68	32
Union Pacific Corp.	133	28
UnitedHealth Group, Inc.	135	47
Ventas, Inc. REIT	1,387	68
Visa, Inc., Class A	209	46
Vornado Realty Trust REIT	3,142	117
Voya Financial, Inc.	617	36
Walt Disney Co. (The) (a)	310	56
Waste Management, Inc.	423	50
Weingarten Realty Investors REIT	3,477	75
Weyerhaeuser Co. REIT	940	31
Williams Cos., Inc. (The)	2,805	56
Xcel Energy, Inc.	669	45
Zoetis, Inc.	156	26
		6,736
Total Common Stocks (Cost $10,975)		12,592
	No. of Warrants
Warrant (0.0%) (d)
Switzerland (0.0%) (d)
Cie Financiere Richemont SA, expires 11/22/23 (a) (Cost $—)	894	—	@
	Face Amount (000)
U.S. Treasury Securities (22.9%)
United States (22.9%)
U.S. Treasury Inflation Index Notes (TIPS),
0.13%, 7/15/22 - 7/15/24	$816	854
0.38%, 7/15/23 - 1/15/27	433	469
0.50%, 1/15/28	327	371
0.75%, 2/15/42	149	189
0.88%, 1/15/29	241	284
1.00%, 2/15/46	173	236
2.00%, 1/15/26	24	28
2.13%, 2/15/40	65	101
3.88%, 4/15/29	90	130
U.S. Treasury Inflation Indexed Bonds,
0.13%, 1/15/30	305	340
0.25%, 1/15/25 - 2/15/50	589	644
0.38%, 7/15/25	396	436
1.00%, 2/15/48	58	81
Total U.S. Treasury Securities (Cost $3,835)		4,163

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments (cont'd)

Real Assets Portfolio

	Shares	Value (000)
Short-Term Investments (9.8%)
Securities held as Collateral on Loaned Securities (1.9%)
Investment Company (1.7%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G)	305,000	$305
	Face Amount (000)
Repurchase Agreements (0.2%)
HSBC Securities USA, Inc. (0.05%, dated 12/31/20, due 1/4/21; proceeds $36; fully collateralized by a U.S. Government obligation; 0.15% due 10/31/22; valued at $37)	$36	36
Merrill Lynch & Co., Inc. (0.06%, 12/31/20, due 1/4/21; proceeds $4; fully collateralized by a U.S. Government obligation; 2.50% due 5/15/46; valued at $4)	4	4
Barclays Capital, Inc. (0.05%, dated 12/31/20, due 1/4/21; proceeds $9; fully collateralized by a U.S. Government obligation; 1.63% due 11/15/22; valued at $9)	9	9
		49
Total Securities held as Collateral on Loaned Securities (Cost $354)		354
	Shares
Investment Company (7.9%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $1,433)	1,433,191	1,433
Total Short-Term Investments (Cost $1,787)		1,787
Total Investments (101.8%) (Cost $16,597) Including $395 of Securities Loaned (e)(f)		18,542
Liabilities in Excess of Other Assets (–1.8%)		(328)
Net Assets (100.0%)		$18,214

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2020.

(c)  Security trades on the Hong Kong exchange.

(d)  Amount is less than 0.05%.

(e)  The approximate fair value and percentage of net assets, $4,981,000 and 27.3%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(f)  At December 31, 2020, the aggregate cost for federal income tax purposes is approximately $17,010,000. The aggregate gross unrealized appreciation is approximately $2,287,000 and the aggregate gross unrealized depreciation is approximately $755,000, resulting in net unrealized appreciation of approximately $1,532,000.

@  Value is less than $500.

CVA  Certificaten Van Aandelen.

REIT  Real Estate Investment Trust.

TIPS  Treasury Inflation Protected Security.

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	41.3%
Equity Real Estate Investment Trusts (REITs)	22.9
U.S. Treasury Securities	22.9
Short-Term Investments	7.9
Real Estate Management & Development	5.0
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2020.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Real Assets Portfolio

Statement of Assets and Liabilities	December 31, 2020 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $14,859)	$16,804
Investment in Security of Affiliated Issuer, at Value (Cost $1,738)	1,738
Total Investments in Securities, at Value (Cost $16,597)	18,542
Foreign Currency, at Value (Cost $47)	48
Receivable for Investments Sold	131
Due from Adviser	76
Dividends Receivable	36
Interest Receivable	7
Tax Reclaim Receivable	5
Receivable from Affiliate	—	@
Due from Broker	—	@
Receivable from Securities Lending Income	—	@
Other Assets	24
Total Assets	18,869
Liabilities:
Collateral on Securities Loaned, at Value	354
Payable for Investments Purchased	230
Payable for Professional Fees	31
Payable for Custodian Fees	25
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Administration Fees	1
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Other Liabilities	14
Total Liabilities	655
Net Assets	$18,214
Net Assets Consist of:
Paid-in-Capital	$17,309
Total Distributable Earnings	905
Net Assets	$18,214

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Real Assets Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2020 (000)
CLASS I:
Net Assets	$17,942
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,728,378
Net Asset Value, Offering and Redemption Price Per Share	$10.38
CLASS A:
Net Assets	$43
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	4,174
Net Asset Value, Redemption Price Per Share	$10.41
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.58
Maximum Offering Price Per Share	$10.99
CLASS C:
Net Assets	$218
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	21,015
Net Asset Value, Offering and Redemption Price Per Share	$10.36
CLASS IS:
Net Assets	$11
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,037
Net Asset Value, Offering and Redemption Price Per Share	$10.38
(1) Including: Securities on Loan, at Value:	$395

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Real Assets Portfolio

Statement of Operations	Year Ended December 31, 2020 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $16 of Foreign Taxes Withheld)	$285
Interest from Securities of Unaffiliated Issuers	61
Dividends from Security of Affiliated Issuer (Note G)	2
Income from Securities Loaned — Net	— @
Total Investment Income	348
Expenses:
Professional Fees	130
Advisory Fees (Note B)	85
Custodian Fees (Note F)	75
Registration Fees	51
Pricing Fees	18
Shareholder Reporting Fees	15
Administration Fees (Note C)	11
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Directors' Fees and Expenses	4
Sub Transfer Agency Fees — Class I	2
Sub Transfer Agency Fees — Class A	— @
Sub Transfer Agency Fees — Class C	— @
Shareholder Services Fees — Class A (Note D)	— @
Distribution and Shareholder Services Fees — Class C (Note D)	2
Other Expenses	22
Total Expenses	423
Expenses Reimbursed by Adviser (Note B)	(219)
Waiver of Advisory Fees (Note B)	(85)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	112
Net Investment Income	236
Realized Gain (Loss):
Investments Sold	(913)
Foreign Currency Translation	4
Futures Contracts	(15)
Net Realized Loss	(924)
Change in Unrealized Appreciation (Depreciation):
Investments	1,200
Foreign Currency Translation	1
Futures Contracts	(2)
Net Change in Unrealized Appreciation (Depreciation)	1,199
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	275
Net Increase in Net Assets Resulting from Operations	$511

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Real Assets Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2020 (000)	Year Ended December 31, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$236	$191
Net Realized Gain (Loss)	(924)	5
Net Change in Unrealized Appreciation (Depreciation)	1,199	1,488
Net Increase in Net Assets Resulting from Operations	511	1,684
Dividends and Distributions to Shareholders:
Class I	(235)	(201)
Class A	(— @)	(1)
Class C	(1)	(1)
Class IS	(— @)	(— @)
Paid-in-Capital:
Class I	—	(3)
Class A	—	(— @)
Class C	—	(— @)
Class IS	—	(— @)
Total Dividends and Distributions to Shareholders	(236)	(206)
Capital Share Transactions:(1)
Class I:
Subscribed	6,900	37
Distributions Reinvested	235	204
Redeemed	(194)	(6)
Class A:
Subscribed	24	130
Distributions Reinvested	— @	1
Redeemed	(23)	(105)
Class C:
Subscribed	50	153
Distributions Reinvested	1	1
Redeemed	(7)	—
Class IS:
Distributions Reinvested	— @	— @
Net Increase in Net Assets Resulting from Capital Share Transactions	6,986	415
Total Increase in Net Assets	7,261	1,893
Net Assets:
Beginning of Period	10,953	9,060
End of Period	$18,214	$10,953
(1) Capital Share Transactions:
Class I:
Shares Subscribed	703	4
Shares Issued on Distributions Reinvested	25	20
Shares Redeemed	(20)	(1)
Net Increase in Class I Shares Outstanding	708	23
Class A:
Shares Subscribed	2	13
Shares Issued on Distributions Reinvested	— @@	— @@
Shares Redeemed	(2)	(10)
Net Increase in Class A Shares Outstanding	— @@	3
Class C:
Shares Subscribed	6	15
Shares Issued on Distributions Reinvested	— @@	— @@
Shares Redeemed	(1)	—
Net Increase in Class C Shares Outstanding	5	15
Class IS:
Shares Issued on Distributions Reinvested	— @@	— @@

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Real Assets Portfolio

	Class I
	Year Ended December 31,				Period from June 18, 2018(1) to
Selected Per Share Data and Ratios	2020		2019		December 31, 2018
Net Asset Value, Beginning of Period	$10.51		$9.06		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.16		0.19		0.13
Net Realized and Unrealized Gain (Loss)	(0.14)		1.46		(0.79)
Total from Investment Operations	0.02		1.65		(0.66)
Distributions from and/or in Excess of:
Net Investment Income	(0.15)		(0.20)		(0.22)
Paid-in-Capital	—		(0.00	)(3)	(0.06)
Total Distributions	(0.15)		(0.20)		(0.28)
Net Asset Value, End of Period	$10.38		$10.51		$9.06
Total Return(4)	0.39%		18.35%		(6.70	)%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$17,942		$10,728		$9,033
Ratio of Expenses Before Expense Limitation	2.93%		3.82%		4.76	%(7)
Ratio of Expenses After Expense Limitation	0.77	%(5)	0.76	%(5)	0.76	%(5)(7)
Ratio of Net Investment Income	1.68	%(5)	1.88	%(5)	2.52	%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01	%(7)
Portfolio Turnover Rate	68%		65%		26	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Real Assets Portfolio

	Class A
	Year Ended December 31,				Period from June 18, 2018(1) to
Selected Per Share Data and Ratios	2020		2019		December 31, 2018
Net Asset Value, Beginning of Period	$10.53		$9.06		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.11		0.15		0.11
Net Realized and Unrealized Gain (Loss)	(0.12)		1.47		(0.79)
Total from Investment Operations	(0.01)		1.62		(0.68)
Distributions from and/or in Excess of:
Net Investment Income	(0.11)		(0.15)		(0.20)
Paid-in-Capital	—		(0.00	)(3)	(0.06)
Total Distributions	(0.11)		(0.15)		(0.26)
Net Asset Value, End of Period	$10.41		$10.53		$9.06
Total Return(4)	0.07%		17.93%		(6.90	)%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$43		$42		$9
Ratio of Expenses Before Expense Limitation	10.61%		7.63%		22.79	%(7)
Ratio of Expenses After Expense Limitation	1.14	%(5)	1.14	%(5)	1.14	%(5)(7)
Ratio of Net Investment Income	1.18	%(5)	1.46	%(5)	2.18	%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01	%(7)
Portfolio Turnover Rate	68%		65%		26	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Real Assets Portfolio

	Class C
	Year Ended December 31,				Period from June 18, 2018(1) to
Selected Per Share Data and Ratios	2020		2019		December 31, 2018
Net Asset Value, Beginning of Period	$10.50		$9.06		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.05		0.07		0.07
Net Realized and Unrealized Gain (Loss)	(0.14)		1.48		(0.79)
Total from Investment Operations	(0.09)		1.55		(0.72)
Distributions from and/or in Excess of:
Net Investment Income	(0.05)		(0.11)		(0.16)
Paid-in-Capital	—		(0.00	)(3)	(0.06)
Total Distributions	(0.05)		(0.11)		(0.22)
Net Asset Value, End of Period	$10.36		$10.50		$9.06
Total Return(4)	(0.81)%		17.12%		(7.27	)%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$218		$172		$9
Ratio of Expenses Before Expense Limitation	5.10%		8.50%		23.55	%(7)
Ratio of Expenses After Expense Limitation	1.89	%(5)	1.89	%(5)	1.89	%(5)(7)
Ratio of Net Investment Income	0.54	%(5)	0.68	%(5)	1.37	%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01	%(7)
Portfolio Turnover Rate	68%		65%		26	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

Real Assets Portfolio

	Class IS
	Year Ended December 31,				Period from June 18, 2018(1) to
Selected Per Share Data and Ratios	2020		2019		December 31, 2018
Net Asset Value, Beginning of Period	$10.51		$9.06		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.16		0.19		0.13
Net Realized and Unrealized Gain (Loss)	(0.13)		1.47		(0.79)
Total from Investment Operations	0.03		1.66		(0.66)
Distributions from and/or in Excess of:
Net Investment Income	(0.16)		(0.21)		(0.22)
Paid-in-Capital	—		(0.00	)(3)	(0.06)
Total Distributions	(0.16)		(0.21)		(0.28)
Net Asset Value, End of Period	$10.38		$10.51		$9.06
Total Return(4)	0.42%		18.37%		(6.69	)%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$11		$11		$9
Ratio of Expenses Before Expense Limitation	22.80%		22.24%		22.53	%(7)
Ratio of Expenses After Expense Limitation	0.74	%(5)	0.74	%(5)	0.74	%(5)(7)
Ratio of Net Investment Income	1.62	%(5)	1.90	%(5)	2.53	%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01	%(7)
Portfolio Turnover Rate	68%		65%		26	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-one separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Real Assets Portfolio. The Fund seeks total return, targeted to be in excess of inflation, through capital appreciation and current income.

The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (4) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (5) when market quotations are not readily available, including circumstances under which the Adviser or Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The Fund invests a significant portion of its assets in securities of real estate investment trusts ("REITs"). The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Fund.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Automobiles	$56	$37	$—	$93
Banks	241	85	—	326
Beverages	62	—	—	62
Biotechnology	26	33	—	59
Capital Markets	37	—	—	37
Chemicals	66	130	—	196
Commercial Services & Supplies	115	93	—	208
Construction & Engineering	—	264	—	264
Consumer Finance	44	—	—	44
Diversified Financial Services	83	—	—	83
Diversified Telecommunication Services	27	154	—	181
Electric Utilities	322	109	—	431
Electrical Equipment	—	47	—	47
Entertainment	86	—	—	86
Equity Real Estate Investment Trusts (REITs)	2,918	1,255	—	4,173
Food & Staples Retailing	28	29	—	57
Food Products	—	68	—	68
Gas Utilities	82	152	—	234
Health Care Equipment & Supplies	134	—	—	134
Health Care Providers & Services	47	—	—	47
Hotels, Restaurants & Leisure	74	—	—	74
Household Durables	39	—	—	39
Household Products	47	—	—	47
Independent Power & Renewable Electricity Producers	135	—	—	135
Industrial Conglomerates	35	40	—	75
Information Technology Services	202	36	—	238
Insurance	106	31	—	137
Interactive Media & Services	184	—	—	184
Internet & Direct Marketing Retail	124	—	—	124
Life Sciences Tools & Services	32	—	—	32
Machinery	33	—	—	33
Media	35	—	—	35
Metals & Mining	—	47	—	47
Multi-Line Retail	—	46	—	46
Multi-Utilities	266	196	—	462
Oil, Gas & Consumable Fuels	698	48	—	746
Pharmaceuticals	105	147	—	252
Professional Services	—	43	—	43
Investment Type	Level 1 Unadjusted quoted prices (000)		Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Real Estate Management & Development	$—	@	$900	$—	$900
Road & Rail	147		101	—	248
Semiconductors & Semiconductor Equipment	134		43	—	177
Software	253		24	—	277
Specialty Retail	35		—	—	35
Tech Hardware, Storage & Peripherals	215		—	—	215
Textiles, Apparel & Luxury Goods	—		86	—	86
Trading Companies & Distributors	—		189	—	189
Transportation Infrastructure	157		484	—	641
Water Utilities	181		64	—	245
Total Common Stocks	7,611		4,981	—	12,592
Warrant	—	@	—	—	—	@
U.S. Treasury Securities	—		4,163	—	4,163
Short-Term Investments
Investment Company	1,738		—	—	1,738
Repurchase Agreements	—		49	—	49
Total Short-Term Investments	1,738		49	—	1,787
Total Assets	$9,349		$9,193	$—	$18,542

@ Value is less than $500.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Treasury Inflation-Protected Securities: The Fund may invest in Treasury Inflation-Protected Securities ("TIPS"), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on the Fund's distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

6.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser and/or Sub-Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

As of December 31, 2020, the Fund did not have any open futures contracts.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815") is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on a Fund's financial position and results of operations.

The following tables set forth by primary risk exposure the Fund's realized gain(loss) and change in unrealized appreciation (depreciation) by type of derivative contract for the period ended December 31, 2020 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts	$(15)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts	$(2)

For the period ended December 31, 2020, the approximate average monthly amount outstanding for each derivative type is as follows:

Futures Contracts:
Average monthly notional value	$36,000

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

7.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund.

The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2020:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$395	(a)	$—	$(395	)(b)(c)	$0

(a) Represents market value of loaned securities at year end.

(b) The Fund received cash collateral of approximately $354,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $63,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2020:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$354	$—	$—	$—	$354
Total Borrowings	$354	$—	$—	$—	$354
Gross amount of recognized liabilities for securities lending transactions					$354

8.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Noncash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as noncash dividend income at fair value. Interest income is recognized on the accrual basis except where collection is in

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.60%	0.55%

For the year ended December 31, 2020, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.80% for Class I shares, 1.15% for Class A shares, 1.90% for Class C shares and 0.75% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time that the Directors act to discontinue all or a portion of such waivers or reimbursements when they deem such action is appropriate. For the year ended December 31, 2020, approximately $85,000 of advisory fees were waived and approximately $225,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's

Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2020, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $12,074,000 and $7,265,000, respectively. For the year ended December 31, 2020, purchases and sales of long-term U.S. Government securities were approximately $2,824,000 and $1,796,000, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2020, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2020 is as follows:

Affiliated Investment Company	Value December 31, 2019 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$442	$7,871	$6,575	$2
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2020 (000)
Liquidity Funds	$—	$—	$1,738

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2020, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the three-year period ended December 31, 2020 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

tax purposes. The tax character of distributions paid during fiscal years 2020 and 2019 was as follows:

2020 Distributions Paid From:		2019 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Paid-in- Capital (000)
$236	$—	$203	$3

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to a prior year distribution in excess of current earnings, resulted in the following reclassifications among the components of net assets at December 31, 2020:

Total Distributable Earnings (000)	Paid-in Capital (000)
$12	$(12)

At December 31, 2020, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$53	$—

At December 31, 2020, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $361,000 and $288,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or

1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2020, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2020, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 39.6%.

K. Market Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Real Assets Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Real Assets Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the period from June 18, 2018 (commencement of operations) through December 31, 2018 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Real Assets Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended and the period from June 18, 2018 (commencement of operations) through December 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2021

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2020. For corporate shareholders, 18.25% of the dividends qualified for the dividends received deduction. In addition, the Fund designated approximately $37,000 of its distributions paid as qualified business income.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2020. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $142,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				79

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020); and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	79	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	80

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015) Chairman, Opus Capital Group (1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	80

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	79	Director of NVR, Inc. (home construction).

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	80	Director, Rubicon Investment (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the fixed Income Sub-Committee of the Investment committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				79	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	80	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Boards since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	79	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2020) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 1633 Broadway New York, NY 10019 Birth Year: 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020 (unaudited)

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

39

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2021 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIRAANN
3386911 EXP 02.28.22

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

US Core Portfolio

Annual Report

December 31, 2020

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	19
Liquidity Risk Management Program	20
Federal Tax Notice	21
Privacy Notice	22
Director and Officer Information	25

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in US Core Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2021

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Expense Example (unaudited)

US Core Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Actual Ending Account Value 12/31/20	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
US Core Portfolio Class I	$1,000.00	$1,265.40	$1,021.11	$4.56	$4.06	0.80%
US Core Portfolio Class A	1,000.00	1,263.70	1,019.56	6.32	5.63	1.11
US Core Portfolio Class C	1,000.00	1,259.20	1,015.58	10.79	9.63	1.90
US Core Portfolio Class IS	1,000.00	1,266.10	1,021.37	4.27	3.81	0.75

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited)

US Core Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2020, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 24.20%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the S&P 500® Index (the "Index"), which returned 18.40%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  The Fund returned strong performance on both an absolute and relative basis in 2020.

•  For the duration of 2020, the Fund held both growth and value stocks, with some exposure to more defensive bond proxy stocks in terms of utilities and real estate investment trusts (REITs) to help mitigate market volatility. This positioning contributed to performance.

•  Early year expectations were for a market that would respond positively to easy earnings comparisons, a strengthening U.S. housing market, accommodative U.S. Federal Reserve stimulus policy, historically low unemployment, overly negative investor sentiment and potential resolution to the U.S. versus China trade dispute. However, a global government-induced economic shutdown to mitigate the spread of COVID-19 quickly tipped the economy into recession and pushed equities into bear market territory. As the markets dropped in the last days of the first quarter of 2020 prior to beginning their remarkable recovery, the more volatile, cyclical value stocks in the portfolio were even more greatly impacted than the growth stocks in the portfolio. These value stocks were historically inexpensive with strong balance sheets, providing potential for strong upside in a market recovery, hence the decision to maintain weighting in these names.

•  As the recovery progressed, growth stocks, and secular growth stocks in particular, appreciated to become extraordinarily expensive relative to their history, approaching valuation levels they last achieved prior to the 2000 dot-com bust, implying unreasonably high expectations. To mitigate the associated risk, the allocation increased to cyclical value stocks, which were more greatly impacted in the first quarter drawdown and priced at similarly low historic valuation levels, a magnitude last seen in 2008. The resultant positioning served us well. Value cyclical stocks performed strongly, especially in the fourth quarter of 2020, with both growth and value stocks contributing positively to performance for the full year.

•  Entering 2021, the portfolio holds about 40% growth and 60% value/core stocks, including some exposure to more defensive bond proxy stocks in terms of utilities and REITs to help mitigate market volatility.

•  Within stock selection, the largest detractors were a global bank weighed down by concerns regarding slower loan growth and macro headwinds, and two REIT stocks, including one with exposure to retail, restaurants and movie theaters, all businesses overly impacted during the recession.

•  The Fund benefited the most from stock positions in technology, specifically a communication and mobile device manufacturer and a software and services company. Other top contributors include a designer athletic apparel manufacturer and retailer, a maker of science and medical diagnostics products, and an entertainment and resort company.

Management Strategies

•  There have been no changes to our investment process during the period. Applied Equity Advisors' investment process is comprised of two parts: a Factor Timing Engine and a Stock Selection Engine. The first step, the Factor Timing Engine, takes into account not only what market factors or areas of the market are in leadership, but also how much momentum a particular factor has, whether that factor is cheap or expensive, and whether the timing is right to be tilted toward that factor. The timing decision comes down to the team's judgment and our combined decades of experience in factor investing. With regard to the Factor Timing Engine, investing in a particular area of the

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

US Core Portfolio

market that shows cheap historical valuation levels may not appear to be advantageous at first, but if chosen correctly, sticking with that investment often proves to be successful over the longer term. The Stock Selection Engine begins its work once the desired factor positioning is understood. There are three steps to the Stock Selection Engine: 1. regression analysis to determine the drivers of a particular stock's price performance; 2. Sustainability Analysis; and 3. further evaluation of the company fundamentals. The result is a highly active portfolio of fundamentally attractive stocks which the team believes could benefit from what we have identified to be quantitative investment styles likely to outperform.

*  Minimum Investment for Class I shares

**  Commenced Operations on May 27, 2016.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the S&P 500® Index(1), the Lipper Multi-Cap Growth Funds Index(2) and the Lipper Large-Cap Core Funds Index(3)

	Period Ended December 31, 2020 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Fund — Class I Shares w/o sales charges(5)	24.20%	—	—	14.89%
Fund — Class A Shares w/o sales charges(5)	23.77	—	—	14.48
Fund — Class A Shares with maximum 5.25% sales charges(5)	17.26	—	—	13.16
Fund — Class C Shares w/o sales charges(5)	22.84	—	—	13.62
Fund — Class C Shares with maximum 1.00% deferred sales charges(5)	21.84	—	—	13.62
Fund — Class IS Shares w/o sales charges(5)	24.27	—	—	14.93
S&P 500® Index	18.40	—	—	15.77
Lipper Multi-Cap Growth Funds Index	43.16	—	—	21.82
Lipper Large-Cap Core Funds Index	16.10	—	—	14.49

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Standard & Poor's 500® Index (S&P 500® Index) measures the performance of the large cap segment of the U.S. equities market, covering approximately 80% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Multi-Cap Growth Funds classification. The Funds' Lipper category changed from Lipper Large-Cap Core Funds to Lipper Multi-Cap Growth Funds.

(3)  The Lipper Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

(4)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(5)  Commenced operations on May 27, 2016.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments

US Core Portfolio

	Shares	Value (000)
Common Stocks (98.4%)
Banks (12.0%)
First Republic Bank	10,512	$1,545
JPMorgan Chase & Co.	6,479	823
SVB Financial Group (a)	3,012	1,168
		3,536
Building Products (1.7%)
Fortune Brands Home & Security, Inc.	5,820	499
Capital Markets (3.9%)
Ameriprise Financial, Inc.	5,999	1,166
Commercial Services & Supplies (1.5%)
Waste Management, Inc.	3,728	440
Electric Utilities (2.8%)
NextEra Energy, Inc.	10,611	819
Entertainment (2.0%)
Cinemark Holdings, Inc.	13,756	240
Live Nation Entertainment, Inc. (a)	5,013	368
		608
Equity Real Estate Investment Trusts (REITs) (4.8%)
STORE Capital Corp. REIT	41,564	1,412
Health Care Equipment & Supplies (6.6%)
Danaher Corp.	5,680	1,262
Edwards Lifesciences Corp. (a)	1,166	106
West Pharmaceutical Services, Inc.	2,101	595
		1,963
Health Care Providers & Services (2.3%)
Cigna Corp.	3,261	679
Health Care Technology (2.2%)
Veeva Systems, Inc., Class A (a)	2,428	661
Hotels, Restaurants & Leisure (10.6%)
Carnival Corp.	13,292	288
Domino's Pizza, Inc.	3,047	1,168
MGM Resorts International	36,112	1,138
Planet Fitness, Inc., Class A (a)	6,913	537
		3,131
Household Durables (1.7%)
Lennar Corp., Class A	6,510	496
Information Technology Services (6.3%)
Mastercard, Inc., Class A	5,223	1,864
Interactive Media & Services (3.5%)
Alphabet, Inc., Class A (a)	586	1,027
Oil, Gas & Consumable Fuels (1.8%)
Chevron Corp.	6,390	539
Personal Products (3.6%)
Estee Lauder Cos., Inc. (The), Class A	3,996	1,064
Software (12.0%)
Adobe, Inc. (a)	1,407	704
Microsoft Corp.	10,932	2,431
ServiceNow, Inc. (a)	763	420
		3,555
	Shares	Value (000)
Specialty Retail (3.7%)
Home Depot, Inc. (The)	4,112	$1,092
Tech Hardware, Storage & Peripherals (9.0%)
Apple, Inc.	20,008	2,655
Textiles, Apparel & Luxury Goods (2.9%)
Lululemon Athletica, Inc. (a)	2,457	855
Trading Companies & Distributors (3.5%)
United Rentals, Inc. (a)	4,481	1,039
Total Common Stocks (Cost $20,332)		29,100
Short-Term Investment (1.6%)
Investment Company (1.6%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $459)	458,811	459
Total Investments (100.0%) (Cost $20,791) (b)		29,559
Liabilities in Excess of Other Assets (0.0%) (c)		(4)
Net Assets (100.0%)		$29,555

(a)  Non-income producing security.

(b)  At December 31, 2020, the aggregate cost for federal income tax purposes is approximately $20,830,000. The aggregate gross unrealized appreciation is approximately $8,734,000 and the aggregate gross unrealized depreciation is approximately $5,000, resulting in net unrealized appreciation of approximately $8,729,000.

(c)  Amount is less than 0.05%.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	43.5%
Software	12.0
Banks	12.0
Hotels, Restaurants & Leisure	10.6
Tech Hardware, Storage & Peripherals	9.0
Health Care Equipment & Supplies	6.6
Information Technology Services	6.3
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

US Core Portfolio

Statement of Assets and Liabilities	December 31, 2020 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $20,332)	$29,100
Investment in Security of Affiliated Issuer, at Value (Cost $459)	459
Total Investments in Securities, at Value (Cost $20,791)	29,559
Receivable for Fund Shares Sold	191
Due from Adviser	24
Dividends Receivable	16
Receivable from Affiliate	—	@
Other Assets	26
Total Assets	29,816
Liabilities:
Payable for Investments Purchased	175
Payable for Fund Shares Redeemed	54
Payable for Professional Fees	18
Payable for Shareholder Services Fees — Class A	1
Payable for Distribution and Shareholder Services Fees — Class C	3
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class C	—	@
Payable for Custodian Fees	2
Payable for Administration Fees	2
Payable for Sub Transfer Agency Fees — Class I	1
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Other Liabilities	4
Total Liabilities	261
Net Assets	$29,555
Net Assets Consist of:
Paid-in-Capital	$21,273
Total Distributable Earnings	8,282
Net Assets	$29,555
CLASS I:
Net Assets	$20,377
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,126,427
Net Asset Value, Offering and Redemption Price Per Share	$18.09
CLASS A:
Net Assets	$5,807
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	322,857
Net Asset Value, Redemption Price Per Share	$17.99
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.00
Maximum Offering Price Per Share	$18.99
CLASS C:
Net Assets	$3,353
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	191,525
Net Asset Value, Offering and Redemption Price Per Share	$17.51
CLASS IS:
Net Assets	$18
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,017
Net Asset Value, Offering and Redemption Price Per Share	$18.10

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

US Core Portfolio

Statement of Operations	Year Ended December 31, 2020 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$220
Dividends from Security of Affiliated Issuer (Note G)	1
Total Investment Income	221
Expenses:
Advisory Fees (Note B)	109
Professional Fees	108
Registration Fees	56
Shareholder Reporting Fees	36
Shareholder Services Fees — Class A (Note D)	9
Distribution and Shareholder Services Fees — Class C (Note D)	24
Administration Fees (Note C)	15
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Custodian Fees (Note F)	7
Directors' Fees and Expenses	5
Sub Transfer Agency Fees — Class I	3
Sub Transfer Agency Fees — Class A	2
Sub Transfer Agency Fees — Class C	1
Pricing Fees	2
Interest Expenses	1
Other Expenses	13
Total Expenses	399
Waiver of Advisory Fees (Note B)	(109)
Expenses Reimbursed by Adviser (Note B)	(104)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(— @)
Net Expenses	184
Net Investment Income	37
Realized Loss:
Investments Sold	(496)
Change in Unrealized Appreciation (Depreciation):
Investments	4,188
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	3,692
Net Increase in Net Assets Resulting from Operations	$3,729

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

US Core Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2020 (000)	Year Ended December 31, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$37	$69
Net Realized Gain (Loss)	(496)	263
Net Change in Unrealized Appreciation (Depreciation)	4,188	3,862
Net Increase in Net Assets Resulting from Operations	3,729	4,194
Dividends and Distributions to Shareholders:
Class I	(58)	(171)
Class A	(16)	(30)
Class C	(9)	(16)
Class IS	(— @)	(— @)
Total Dividends and Distributions to Shareholders	(83)	(217)
Capital Share Transactions:(1)
Class I:
Subscribed	9,406	2,907
Distributions Reinvested	58	171
Redeemed	(4,434)	(280)
Class A:
Subscribed	2,711	1,732
Distributions Reinvested	16	30
Redeemed	(1,283)	(872)
Class C:
Subscribed	1,177	1,100
Distributions Reinvested	9	16
Redeemed	(735)	(736)
Class IS:
Subscribed	—	10
Distributions Reinvested	— @	— @
Redeemed	(10)	—
Net Increase in Net Assets Resulting from Capital Share Transactions	6,915	4,078
Total Increase in Net Assets	10,561	8,055
Net Assets:
Beginning of Period	18,994	10,939
End of Period	$29,555	$18,994
(1) Capital Share Transactions:
Class I:
Shares Subscribed	570	214
Shares Issued on Distributions Reinvested	3	12
Shares Redeemed	(342)	(23)
Net Increase in Class I Shares Outstanding	231	203
Class A:
Shares Subscribed	176	132
Shares Issued on Distributions Reinvested	1	2
Shares Redeemed	(87)	(70)
Net Increase in Class A Shares Outstanding	90	64
Class C:
Shares Subscribed	75	84
Shares Issued on Distributions Reinvested	1	1
Shares Redeemed	(59)	(57)
Net Increase in Class C Shares Outstanding	17	28
Class IS:
Shares Subscribed	—	1
Shares Issued on Distributions Reinvested	— @@	— @@
Shares Redeemed	(1)	—
Net Increase (Decrease) in Class IS Shares Outstanding	(1)	1

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

US Core Portfolio

	Class I
	Year Ended December 31,								Period from May 27, 2016(1) to
Selected Per Share Data and Ratios	2020		2019		2018		2017		December 31, 2016
Net Asset Value, Beginning of Period	$14.61		$10.89		$12.41		$10.45		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.06		0.09		0.11		0.08		0.07
Net Realized and Unrealized Gain (Loss)	3.47		3.82		(1.47)		1.94		0.48
Total from Investment Operations	3.53		3.91		(1.36)		2.02		0.55
Distributions from and/or in Excess of:
Net Investment Income	—		(0.09)		(0.05)		(0.05)		(0.10)
Net Realized Gain	(0.05)		(0.10)		(0.11)		—		—
Paid-in-Capital	—		—		—		(0.01)		—
Total Distributions	(0.05)		(0.19)		(0.16)		(0.06)		(0.10)
Net Asset Value, End of Period	$18.09		$14.61		$10.89		$12.41		$10.45
Total Return(3)	24.20%		36.01%		(11.00)%		19.33%		5.50	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$20,377		$13,086		$7,532		$8,965		$7,314
Ratio of Expenses Before Expense Limitation	1.97%		2.09%		2.31%		2.78%		3.62	%(7)
Ratio of Expenses After Expense Limitation	0.80	%(4)	0.78	%(4)	0.80	%(4)	0.78	%(4)	0.77	%(4)(7)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.79	%(4)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income	0.42	%(4)	0.71	%(4)	0.86	%(4)	0.68	%(4)	1.12	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)(7)
Portfolio Turnover Rate	54%		69%		60%		57%		28	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

US Core Portfolio

	Class A
	Year Ended December 31,								Period from May 27, 2016(1) to
Selected Per Share Data and Ratios	2020		2019		2018		2017		December 31, 2016
Net Asset Value, Beginning of Period	$14.58		$10.86		$12.38		$10.44		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.01		0.05		0.07		0.04		0.04
Net Realized and Unrealized Gain (Loss)	3.45		3.82		(1.47)		1.92		0.49
Total from Investment Operations	3.46		3.87		(1.40)		1.96		0.53
Distributions from and/or in Excess of:
Net Investment Income	—		(0.05)		(0.01)		(0.01)		(0.09)
Net Realized Gain	(0.05)		(0.10)		(0.11)		—		—
Paid-in-Capital	—		—		—		(0.01)		—
Total Distributions	(0.05)		(0.15)		(0.12)		(0.02)		(0.09)
Net Asset Value, End of Period	$17.99		$14.58		$10.86		$12.38		$10.44
Total Return(3)	23.77%		35.68%		(11.35)%		18.80%		5.30	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,807		$3,393		$1,833		$1,874		$1,406
Ratio of Expenses Before Expense Limitation	2.29%		2.46%		2.68%		3.23%		4.12	%(7)
Ratio of Expenses After Expense Limitation	1.12	%(4)	1.15	%(4)	1.15	%(4)	1.15	%(4)	1.15	%(4)(7)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.11	%(4)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income	0.07	%(4)	0.34	%(4)	0.55	%(4)	0.31	%(4)	0.66	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)(7)
Portfolio Turnover Rate	54%		69%		60%		57%		28	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

US Core Portfolio

	Class C
	Year Ended December 31,								Period from May 27, 2016(1) to
Selected Per Share Data and Ratios	2020		2019		2018		2017		December 31, 2016
Net Asset Value, Beginning of Period	$14.30		$10.70		$12.28		$10.41		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.10)		(0.05)		(0.03)		(0.05)		(0.00	)(3)
Net Realized and Unrealized Gain (Loss)	3.36		3.75		(1.44)		1.92		0.48
Total from Investment Operations	3.26		3.70		(1.47)		1.87		0.48
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		—		(0.07)
Net Realized Gain	(0.05)		(0.10)		(0.11)		—		—
Total Distributions	(0.05)		(0.10)		(0.11)		—		(0.07)
Net Asset Value, End of Period	$17.51		$14.30		$10.70		$12.28		$10.41
Total Return(4)	22.84%		34.50%		(11.94)%		17.96%		4.79	%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,353		$2,489		$1,563		$1,831		$1,377
Ratio of Expenses Before Expense Limitation	3.07%		3.23%		3.44%		3.94%		4.99	%(8)
Ratio of Expenses After Expense Limitation	1.90	%(5)	1.90	%(5)	1.90	%(5)	1.90	%(5)	1.90	%(5)(8)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.90	%(5)	N/A		N/A		N/A		N/A
Ratio of Net Investment Loss	(0.68	)%(5)	(0.39	)%(5)	(0.22	)%(5)	(0.43	)%(5)	(0.05	)%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)(8)
Portfolio Turnover Rate	54%		69%		60%		57%		28	%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

US Core Portfolio

	Class IS
	Year Ended December 31,								Period from May 27, 2016(1) to
Selected Per Share Data and Ratios	2020		2019		2018		2017		December 31, 2016
Net Asset Value, Beginning of Period	$14.61		$10.88		$12.41		$10.45		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.07		0.10		0.12		0.08		0.07
Net Realized and Unrealized Gain (Loss)	3.47		3.83		(1.48)		1.94		0.48
Total from Investment Operations	3.54		3.93		(1.36)		2.02		0.55
Distributions from and/or in Excess of:
Net Investment Income	—		(0.10)		(0.06)		(0.01)		(0.10)
Net Realized Gain	(0.05)		(0.10)		(0.11)		—		—
Paid-in-Capital	—		—		—		(0.05)		—
Total Distributions	(0.05)		(0.20)		(0.17)		(0.06)		(0.10)
Net Asset Value, End of Period	$18.10		$14.61		$10.88		$12.41		$10.45
Total Return(3)	24.27%		36.17%		(11.04)%		19.37%		5.52	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$18		$26		$11		$12		$10
Ratio of Expenses Before Expense Limitation	13.73%		16.90%		16.44%		19.96%		19.22	%(7)
Ratio of Expenses After Expense Limitation	0.75	%(4)	0.75	%(4)	0.75	%(4)	0.75	%(4)	0.75	%(4)(7)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.75	%(4)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income	0.50	%(4)	0.74	%(4)	0.92	%(4)	0.71	%(4)	1.17	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)(7)
Portfolio Turnover Rate	54%		69%		60%		57%		28	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-one separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the US Core Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a

14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

pricing service and/or procedures approved by the Directors; and (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Banks	$3,536	$—	$—	$3,536
Building Products	499	—	—	499
Capital Markets	1,166	—	—	1,166
Commercial Services & Supplies	440	—	—	440
Electric Utilities	819	—	—	819
Entertainment	608	—	—	608
Equity Real Estate Investment Trusts (REITs)	1,412	—	—	1,412
Health Care Equipment & Supplies	1,963	—	—	1,963
Health Care Providers & Services	679	—	—	679
Health Care Technology	661	—	—	661
Hotels, Restaurants & Leisure	3,131	—	—	3,131
Household Durables	496	—	—	496
Information Technology Services	1,864	—	—	1,864
Interactive Media & Services	1,027	—	—	1,027

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Oil, Gas & Consumable Fuels	$539	$—	$—	$539
Personal Products	1,064	—	—	1,064
Software	3,555	—	—	3,555
Specialty Retail	1,092	—	—	1,092
Tech Hardware, Storage & Peripherals	2,655	—	—	2,655
Textiles, Apparel & Luxury Goods	855	—	—	855
Trading Companies & Distributors	1,039	—	—	1,039
Total Common Stocks	29,100	—	—	29,100
Short-Term Investment
Investment Company	459	—	—	459
Total Assets	$29,559	$—	$—	$29,559

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

4.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

5.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.60%	0.55%	0.50%

For the year ended December 31, 2020, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.80% for Class I shares, 1.15% for Class A shares, 1.90% for Class C shares and 0.75% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2020, approximately $109,000 of advisory fees were waived and approximately $106,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2020, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $16,644,000 and $9,882,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2020.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities

Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2020, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2020 is as follows:

Affiliated Investment Company	Value December 31, 2019 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$83	$10,169	$9,793	$1
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2020 (000)
Liquidity Funds	$—	$—	$459

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2020, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2020 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2020 and 2019 was as follows:

2020 Distributions Paid From:		2019 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$—	$83	$92	$125

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2020.

At December 31, 2020, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$34	$—

At December 31, 2020, the Fund had available for federal income tax purposes unused short-term capital losses of approximately $456,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2020, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2020, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 64.9%.

K. Market Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
US Core Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of US Core Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and the period from May 27, 2016 (commencement of operations) through December 31, 2016 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of US Core Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from May 27, 2016 (commencement of operations) through December 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2021

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2020.

The Fund designated and paid approximately $83,000 as a long-term capital gain distribution.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				79

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020); and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	79	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	80

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015) Chairman, Opus Capital Group (1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	80

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	79	Director of NVR, Inc. (home construction).

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	80	Director, Rubicon Investment (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the fixed Income Sub-Committee of the Investment committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				79	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	80	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Boards since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	79	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2020) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 1633 Broadway New York, NY 10019 Birth Year: 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

29

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2021 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIUSCPANN
3386912 EXP 02.28.22

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

U.S. Real Estate Portfolio

Annual Report

December 31, 2020

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	27
Liquidity Risk Management Program	28
Federal Tax Notice	29
Privacy Notice	30
Director and Officer Information	33

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in U.S. Real Estate Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2021

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Expense Example (unaudited)

U.S. Real Estate Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Actual Ending Account Value 12/31/20	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
U.S. Real Estate Portfolio Class I	$1,000.00	$1,153.80	$1,020.61	$4.87	$4.57	0.90%
U.S. Real Estate Portfolio Class A	1,000.00	1,152.10	1,018.85	6.76	6.34	1.25
U.S. Real Estate Portfolio Class L	1,000.00	1,149.60	1,016.34	9.46	8.87	1.75
U.S. Real Estate Portfolio Class C	1,000.00	1,146.90	1,015.08	10.79	10.13	2.00
U.S. Real Estate Portfolio Class IS	1,000.00	1,154.40	1,020.96	4.49	4.22	0.83
U.S. Real Estate Portfolio Class IR	1,000.00	1,154.40	1,020.96	4.49	4.22	0.83

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited)

U.S. Real Estate Portfolio

The Fund seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs").

Performance

For the fiscal year ended December 31, 2020, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –18.05%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the FTSE Nareit Equity REITs Index (the "Index"), which returned –8.00%, and underperformed the S&P 500® Index, which returned 18.40%.

Factors Affecting Performance

•  U.S. real estate securities declined during 2020 as the impacts of COVID-19 and the widespread economic and social shutdowns experienced in the country disproportionately impacted fundamentals for the property sector. Real estate securities did recover throughout the year, as markets responded positively to fiscal and monetary stimulus policies. Additionally, the sector was supported by relatively stable earnings and dividends and improving rent collection data. Importantly, real estate posted strong gains in the fourth quarter of 2020, after a strong rally in November on news that the Pfizer-BioNTech and Moderna vaccines were over 90% effective in preventing COVID-19.

•  The largest declines for the year were experienced in the retail, hotel and office property sectors.

•  Retail real estate experienced a pullback for the year given the direct impact social distancing and quarantining measures have had on earnings. The retail sector underperformed as malls declined 37.5% and shopping centers declined 27.7% for the full year.(i) The temporary closure of a significant faction of retail real estate impaired cash rent collections. Additionally, the strain that the pandemic has placed on retail tenants has called into question the solvency of such tenants going forward, leading to greater uncertainty in cash flow projections for retail landlords.

•  The Fund's security selection and overweight allocation to regional malls detracted from performance for the year. However, the underweight to shopping centers overall, coupled with positive security selection contributed to performance for the Fund.

•  Office real estate also underperformed for the year, as growing uncertainty regarding the potential structural impact of the work-from-home theme impacted the sector. Despite this increased uncertainty, office companies have continued to have high rent collections and limited tenant bankruptcies.

•  Within office, primary central business district (CBD) offices declined 22.0%, and secondary CBD/suburban offices declined 15.6%.(i) The Fund's overweight allocation to offices detracted from performance. Stock selection in the office sector also detracted from performance.

•  Hotel stocks underperformed for the year (–25.8%) due to a significant decline in demand stemming from a pullback in both business and leisure travel as a result of the pandemic.(i) Despite this headwind, the Fund's positions in select hotel companies favorably contributed to performance.

•  Data centers and industrial were top performers over the course of the year, returning 21% and 13%, respectively.(i) Both of these sectors benefited from increased demand as a result of the COVID-19 pandemic stemming from the increased need for digital infrastructure and e-commerce fulfillment. An underweight in data centers detracted from performance.

•  Despite an underweight position in the industrial sector detracting from the Fund's performance, favorable security selection was additive for the year.

Management Strategies

•  While real estate securities posted a negative return for the year, recent market strength in the asset class is supported by a number of macro and fundamental factors, including continued monetary stimulus, vaccine discovery and clarity on the timeline for successful vaccine dissemination, and the reopening of economies. Additionally, we believe the relative valuation of real estate securities

(i)  Returns provided are a sub-segment of the FTSE Nareit Equity REITs Index. Data as of December 31, 2020.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

U.S. Real Estate Portfolio

is attractive compared to investable alternatives including the broader equity market, fixed income and direct property investment.

•  For these reasons, we have a favorable outlook for real estate over the next year, however, continue to believe active management with a keen focus on relative value is important.

•  The investment philosophy of the Fund has evolved to incorporate equity multiples and cash flow growth estimates, in addition to the more traditional net asset value approach. By incorporating both an equity market valuation and more traditional real estate valuation, we believe the Fund will be better prepared to identify securities with the best expected total returns.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C, IS and IR shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Investment Overview (unaudited) (cont'd)

U.S. Real Estate Portfolio

Performance Compared to the FTSE Nareit Equity REITs Index(1), the S&P 500® Index(2) and the Lipper Real Estate Funds Index(3)

	Period Ended December 31, 2020 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(11)
Fund — Class I Shares w/o sales charges(5)	–18.05%	–0.40%	5.12%	9.98%
Fund — Class A Shares w/o sales charges(6)	–18.28	–0.70	4.81	9.16
Fund — Class A Shares with maximum 5.25% sales charges(6)	–22.61	–1.77	4.25	8.92
Fund — Class L Shares w/o sales charges(7)	–18.77	–1.24	—	4.28
Fund — Class C Shares w/o sales charges(9)	–18.91	–1.48	—	–0.85
Fund — Class C Shares with maximum 1.00% deferred sales charges(9)	–19.71	–1.48	—	–0.85
Fund — Class IS Shares w/o sales charges(8)	–17.98	–0.32	—	3.90
Fund — Class IR Shares w/o sales charges(10)	–17.98	—	—	–3.38
FTSE Nareit Equity REITs Index	–8.00	4.77	8.31	9.90
S&P 500® Index	18.40	15.22	13.88	10.31
Lipper Real Estate Funds Index	–2.91	5.75	8.42	N/A

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The FTSE Nareit (National Association of Real Estate Investment Trusts) Equity REITs Index is free float-adjusted market capitalization weighted index of tax-qualified REITs listed on the New York Stock Exchange, NYSE Amex and the NASDAQ National Market Systems. Effective December 20, 2010, the FTSE Nareit Equity REITs Index will not include "Timber REITs" The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Standard & Poor's 500® Index (S&P 500® Index) measures the performance of the large cap segment of the U.S. equities market, covering approximately 80% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Real Estate Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Real Estate Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Real Estate Funds classification.

(4)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(5)  Commenced operations on February 24, 1995.

(6)  Commenced offering on January 2, 1996.

(7)  Commenced offering on November 11, 2011.

(8)  Commenced offering on September 13, 2013.

(9)  Commenced offering on April 30, 2015.

(10)  Commenced offering on June 15, 2018.

(11)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments

U.S. Real Estate Portfolio

	Shares	Value (000)
Common Stocks (96.8%)
Apartments (15.3%)
American Campus Communities, Inc. REIT	9,641	$413
Apartment Income Corp. REIT (a)	12,733	489
AvalonBay Communities, Inc. REIT	14,449	2,318
Camden Property Trust REIT	9,206	920
Equity Residential REIT	32,307	1,915
Essex Property Trust, Inc. REIT	3,416	811
UDR, Inc. REIT	6,716	258
		7,124
Data Centers (9.9%)
Digital Realty Trust, Inc. REIT	17,467	2,437
Equinix, Inc. REIT	2,639	1,885
QTS Realty Trust, Inc., Class A REIT	4,870	301
		4,623
Diversified (4.5%)
JBG SMITH Properties REIT	26,991	844
Mack-Cali Realty Corp. REIT	27,199	339
VEREIT, Inc. REIT	24,732	934
		2,117
Free Standing (1.4%)
NETSTREIT Corp. REIT	34,337	669
Health Care (11.8%)
Healthcare Realty Trust, Inc. REIT	34,810	1,030
Healthcare Trust of America, Inc., Class A REIT	14,323	394
Healthpeak Properties, Inc. REIT	43,946	1,329
Medical Properties Trust, Inc. REIT	38,867	847
Sabra Health Care, Inc. REIT	19,095	332
Ventas, Inc. REIT	23,027	1,129
Welltower, Inc. REIT	7,199	465
		5,526
Industrial (10.7%)
Duke Realty Corp. REIT	7,956	318
Exeter Industrial Value Fund, LP (a)(b)(c)	7,905,000	530
First Industrial Realty Trust, Inc. REIT	3,949	166
Granite REIT (Canada)	4,207	258
Prologis, Inc. REIT	37,229	3,710
		4,982
Lodging/Resorts (6.0%)
Host Hotels & Resorts, Inc. REIT	80,517	1,178
RLJ Lodging Trust REIT	37,454	530
Sunstone Hotel Investors, Inc. REIT	96,876	1,098
		2,806
Manufactured Homes (1.6%)
Equity Lifestyle Properties, Inc. REIT	11,499	729
Office (12.5%)
Alexandria Real Estate Equities, Inc. REIT	3,742	667
Boston Properties, Inc. REIT	14,614	1,381
Cousins Properties, Inc. REIT	21,187	710
Douglas Emmett, Inc. REIT	7,843	229
Highwoods Properties, Inc. REIT	4,366	173
	Shares	Value (000)
Hudson Pacific Properties, Inc. REIT	48,144	$1,156
Kilroy Realty Corp. REIT	9,751	560
Paramount Group, Inc. REIT	1,452	13
SL Green Realty Corp. REIT	16,113	960
		5,849
Regional Malls (5.0%)
Simon Property Group, Inc. REIT	27,401	2,337
Self Storage (7.1%)
CubeSmart REIT	28,922	972
Public Storage REIT	10,225	2,361
		3,333
Shopping Centers (5.2%)
Brixmor Property Group, Inc. REIT	50,889	842
Regency Centers Corp. REIT	19,054	869
Weingarten Realty Investors REIT	32,506	704
		2,415
Single Family Homes (4.2%)
Invitation Homes, Inc. REIT	65,987	1,960
Specialty (1.6%)
Gaming and Leisure Properties, Inc. REIT	16,995	721
Total Common Stocks (Cost $34,097)		45,191
Short-Term Investment (2.3%)
Investment Company (2.3%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $1,051)	1,051,214	1,051
Total Investments (99.1%) (Cost $35,148) (d)		46,242
Other Assets in Excess of Liabilities (0.9%)		429
Net Assets (100.0%)		$46,671

(a)  Non-income producing security.

(b)  Restricted security valued at fair value and not registered under the Securities Act of 1933. Exeter Industrial Value Fund, LP was acquired between 11/07 — 4/11 and has a current cost basis of approximately $0. At December 31, 2020, this security had an aggregate market value of approximately $530,000, representing 1.1% of net assets.

(c)  At December 31, 2020, the Fund held a fair valued security valued at approximately $530,000, representing 1.1% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's (as defined herein) Directors.

(d)  At December 31, 2020, the aggregate cost for federal income tax purposes is approximately $38,712,000. The aggregate gross unrealized appreciation is approximately $8,207,000 and the aggregate gross unrealized depreciation is approximately $677,000, resulting in net unrealized appreciation of approximately $7,530,000.

REIT  Real Estate Investment Trust.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Portfolio of Investments (cont'd)

U.S. Real Estate Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Other*	15.7%
Apartments	15.4
Office	12.6
Health Care	11.9
Industrial	10.8
Data Centers	10.0
Self Storage	7.2
Lodging/Resorts	6.1
Shopping Centers	5.2
Regional Malls	5.1
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

U.S. Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2020 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $34,097)	$45,191
Investment in Security of Affiliated Issuer, at Value (Cost $1,051)	1,051
Total Investments in Securities, at Value (Cost $35,148)	46,242
Foreign Currency, at Value (Cost $1)	1
Dividends Receivable	321
Receivable for Investments Sold	267
Receivable for Fund Shares Sold	18
Receivable from Affiliate	—	@
Other Assets	78
Total Assets	46,927
Liabilities:
Payable for Fund Shares Redeemed	72
Payable for Advisory Fees	65
Payable for Professional Fees	19
Payable for Sub Transfer Agency Fees — Class I	19
Payable for Sub Transfer Agency Fees — Class A	7
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class I	3
Payable for Transfer Agency Fees — Class A	2
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	2
Payable for Transfer Agency Fees — Class IR	—	@
Payable for Custodian Fees	6
Payable for Shareholder Services Fees — Class A	2
Payable for Distribution and Shareholder Services Fees — Class L	1
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Administration Fees	3
Other Liabilities	53
Total Liabilities	256
Net Assets	$46,671
Net Assets Consist of:
Paid-in-Capital	$48,572
Total Accumulated Loss	(1,901)
Net Assets	$46,671

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

U.S. Real Estate Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2020 (000)
CLASS I:
Net Assets	$33,708
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	3,834,193
Net Asset Value, Offering and Redemption Price Per Share	$8.79
CLASS A:
Net Assets	$11,043
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,318,203
Net Asset Value, Redemption Price Per Share	$8.38
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.46
Maximum Offering Price Per Share	$8.84
CLASS L:
Net Assets	$1,586
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	189,688
Net Asset Value, Offering and Redemption Price Per Share	$8.36
CLASS C:
Net Assets	$206
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	24,725
Net Asset Value, Offering and Redemption Price Per Share	$8.31
CLASS IS:
Net Assets	$121
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	13,786
Net Asset Value, Offering and Redemption Price Per Share	$8.79
CLASS IR:
Net Assets	$7
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	812
Net Asset Value, Offering and Redemption Price Per Share	$8.79

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

U.S. Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2020 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $ — @ of foreign Taxes Withheld)	$2,131
Dividends from Security of Affiliated Issuer (Note G)	3
Total Investment Income	2,134
Expenses:
Advisory Fees (Note B)	626
Sub Transfer Agency Fees — Class I	56
Sub Transfer Agency Fees — Class A	23
Sub Transfer Agency Fees — Class L	1
Sub Transfer Agency Fees — Class C	— @
Professional Fees	100
Administration Fees (Note C)	72
Shareholder Services Fees — Class A (Note D)	43
Distribution and Shareholder Services Fees — Class L (Note D)	12
Distribution and Shareholder Services Fees — Class C (Note D)	2
Registration Fees	85
Shareholder Reporting Fees	54
Transfer Agency Fees — Class I (Note E)	11
Transfer Agency Fees — Class A (Note E)	7
Transfer Agency Fees — Class L (Note E)	3
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	5
Transfer Agency Fees — Class IR (Note E)	2
Custodian Fees (Note F)	19
Directors' Fees and Expenses	3
Pricing Fees	3
Interest Expenses	1
Other Expenses	15
Total Expenses	1,145
Waiver of Advisory Fees (Note B)	(235)
Reimbursement of Class Specific Expenses — Class I (Note B)	(20)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(5)
Reimbursement of Class Specific Expenses — Class IR (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	877
Net Investment Income	1,257
Realized Loss:
Investments Sold	(7,920)
Foreign Currency Translation	(— @)
Net Realized Loss	(7,920)
Change in Unrealized Appreciation (Depreciation):
Investments	(36,112)
Foreign Currency Translation	— @
Net Change in Unrealized Appreciation (Depreciation)	(36,112)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(44,032)
Net Decrease in Net Assets Resulting from Operations	$(42,775)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

U.S. Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2020 (000)	Year Ended December 31, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,257	$4,955
Net Realized Gain (Loss)	(7,920)	19,067
Net Change in Unrealized Appreciation (Depreciation)	(36,112)	17,154
Net Increase (Decrease) in Net Assets Resulting from Operations	(42,775)	41,176
Dividends and Distributions to Shareholders:
Class I	(1,465)	(21,074)
Class A	(330)	(4,680)
Class L	(30)	(293)
Class C	(3)	(31)
Class IS	(94)	(1,835)
Class IR	(— @)	(1)
Paid-in-Capital:
Class I	(273)	—
Class A	(62)	—
Class L	(5)	—
Class C	(1)	—
Class IS	(17)	—
Class IR	(— @)	—
Total Dividends and Distributions to Shareholders	(2,280)	(27,914)
Capital Share Transactions:(1)
Class I:
Subscribed	10,619	19,431
Distributions Reinvested	1,717	20,897
Redeemed	(81,226)	(92,286)
Class A:
Subscribed	2,945	5,250
Distributions Reinvested	388	4,645
Redeemed	(16,948)	(13,017)
Class L:
Exchanged	209	—
Distributions Reinvested	35	290
Redeemed	(394)	(239)
Class C:
Subscribed	62	56
Distributions Reinvested	4	31
Redeemed	(41)	(205)
Class IS:
Subscribed	484	1,331
Distributions Reinvested	111	1,835
Redeemed	(8,403)	(23,192)
Class IR:
Distributions Reinvested	— @	1
Net Decrease in Net Assets Resulting from Capital Share Transactions	(90,438)	(75,172)
Total Decrease in Net Assets	(135,493)	(61,910)
Net Assets:
Beginning of Period	182,164	244,074
End of Period	$46,671	$182,164
The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

U.S. Real Estate Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2020 (000)	Year Ended December 31, 2019 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,302	1,610
Shares Issued on Distributions Reinvested	240	1,882
Shares Redeemed	(9,879)	(7,745)
Net Decrease in Class I Shares Outstanding	(8,337)	(4,253)
Class A:
Shares Subscribed	365	454
Shares Issued on Distributions Reinvested	58	440
Shares Redeemed	(2,193)	(1,127)
Net Decrease in Class A Shares Outstanding	(1,770)	(233)
Class L:
Shares Exchanged	28	—
Shares Issued on Distributions Reinvested	5	28
Shares Redeemed	(48)	(21)
Net Increase (Decrease) in Class L Shares Outstanding	(15)	7
Class C:
Shares Subscribed	8	4
Shares Issued on Distributions Reinvested	1	3
Shares Redeemed	(6)	(18)
Net Increase (Decrease) in Class C Shares Outstanding	3	(11)
Class IS:
Shares Subscribed	53	110
Shares Issued on Distributions Reinvested	17	164
Shares Redeemed	(1,167)	(1,893)
Net Decrease in Class IS Shares Outstanding	(1,097)	(1,619)
Class IR:
Shares Issued on Distributions Reinvested	— @@	— @@

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

U.S. Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$11.08		$10.82		$15.24		$17.21		$17.86
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.13		0.26		0.34		0.37		0.31
Net Realized and Unrealized Gain (Loss)	(2.18)		1.69		(1.33)		0.16		0.91
Total from Investment Operations	(2.05)		1.95		(0.99)		0.53		1.22
Distributions from and/or in Excess of:
Net Investment Income	(0.20)		(0.40)		(0.34)		(0.26)		(0.38)
Net Realized Gain	—		(1.29)		(3.09)		(2.24)		(1.49)
Paid-in-Capital	(0.04)		—		—		—		—
Total Distributions	(0.24)		(1.69)		(3.43)		(2.50)		(1.87)
Net Asset Value, End of Period	$8.79		$11.08		$10.82		$15.24		$17.21
Total Return(3)	(18.05)%		18.40%		(8.44)%		3.31%		6.79%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$33,708		$134,856		$177,690		$331,637		$494,967
Ratio of Expenses Before Expense Limitation	1.19%		1.02%		1.02%		1.02%		1.02%
Ratio of Expenses After Expense Limitation	0.90	%(4)	0.90	%(4)	0.95	%(4)(5)	1.00	%(4)	1.00	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.90	%(4)	N/A		0.95	%(4)	1.00	%(4)	N/A
Ratio of Net Investment Income	1.52	%(4)	2.18	%(4)	2.44	%(4)	2.19	%(4)	1.73	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	39%		21%		39%		43%		24%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.90% for Class I shares. Prior to July 1, 2018, the maximum ratio was 1.00% for Class I shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

U.S. Real Estate Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$10.56		$10.38		$14.76		$16.74		$17.42
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.09		0.22		0.29		0.31		0.24
Net Realized and Unrealized Gain (Loss)	(2.06)		1.61		(1.28)		0.15		0.89
Total from Investment Operations	(1.97)		1.83		(0.99)		0.46		1.13
Distributions from and/or in Excess of:
Net Investment Income	(0.17)		(0.36)		(0.30)		(0.20)		(0.32)
Net Realized Gain	—		(1.29)		(3.09)		(2.24)		(1.49)
Paid-in-Capital	(0.04)		—		—		—		—
Total Distributions	(0.21)		(1.65)		(3.39)		(2.44)		(1.81)
Net Asset Value, End of Period	$8.38		$10.56		$10.38		$14.76		$16.74
Total Return(3)	(18.28)%		18.02%		(8.71)%		2.98%		6.47%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$11,043		$32,596		$34,459		$55,640		$76,082
Ratio of Expenses Before Expense Limitation	1.52%		1.31%		1.30%		N/A		1.30%
Ratio of Expenses After Expense Limitation	1.25	%(4)	1.22	%(4)	1.26	%(4)(5)	1.34	%(4)	1.29	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.25	%(4)	N/A		1.26	%(4)	1.34	%(4)	N/A
Ratio of Net Investment Income	1.09	%(4)	1.91	%(4)	2.14	%(4)	1.87	%(4)	1.37	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	39%		21%		39%		43%		24%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation would have been less than 0.005% higher and the Ratio of Net Investment Income would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25% for Class A shares. Prior to July 1, 2018, the maximum ratio was 1.35% for Class A shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

U.S. Real Estate Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$10.55		$10.37		$14.74		$16.73		$17.41
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.09		0.16		0.23		0.22		0.15
Net Realized and Unrealized Gain (Loss)	(2.11)		1.61		(1.28)		0.15		0.89
Total from Investment Operations	(2.02)		1.77		(1.05)		0.37		1.04
Distributions from and/or in Excess of:
Net Investment Income	(0.13)		(0.30)		(0.23)		(0.12)		(0.23)
Net Realized Gain	—		(1.29)		(3.09)		(2.24)		(1.49)
Paid-in-Capital	(0.04)		—		—		—		—
Total Distributions	(0.17)		(1.59)		(3.32)		(2.36)		(1.72)
Net Asset Value, End of Period	$8.36		$10.55		$10.37		$14.74		$16.73
Total Return(3)	(18.77)%		17.43%		(9.16)%		2.37%		5.91%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,586		$2,164		$2,057		$2,787		$3,471
Ratio of Expenses Before Expense Limitation	2.11%		1.88%		1.84%		1.89%		1.84%
Ratio of Expenses After Expense Limitation	1.75	%(4)	1.75	%(4)	1.79	%(4)(5)	1.85	%(4)	1.84	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.75	%(4)	N/A		1.79	%(4)	1.85	%(4)	N/A
Ratio of Net Investment Income	1.41	%(4)	1.42	%(4)	1.71	%(4)	1.37	%(4)	0.84	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	39%		21%		39%		43%		24%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation would have been less than 0.005% higher and the Ratio of Net Investment Income would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.75% for Class L shares. Prior to July 1, 2018, the maximum ratio was 1.85% for Class L shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

U.S. Real Estate Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$10.48		$10.31		$14.68		$16.67		$17.36
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.09		0.14		0.19		0.20		0.13
Net Realized and Unrealized Gain (Loss)	(2.10)		1.59		(1.29)		0.13		0.87
Total from Investment Operations	(2.01)		1.73		(1.10)		0.33		1.00
Distributions from and/or in Excess of:
Net Investment Income	(0.12)		(0.27)		(0.18)		(0.08)		(0.20)
Net Realized Gain	—		(1.29)		(3.09)		(2.24)		(1.49)
Paid-in-Capital	(0.04)		—		—		—		—
Total Distributions	(0.16)		(1.56)		(3.27)		(2.32)		(1.69)
Net Asset Value, End of Period	$8.31		$10.48		$10.31		$14.68		$16.67
Total Return(3)	(18.91)%		17.07%		(9.47)%		2.14%		5.72%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$206		$232		$338		$486		$427
Ratio of Expenses Before Expense Limitation	3.39%		2.92%		2.75%		2.46%		3.13%
Ratio of Expenses After Expense Limitation	2.00	%(4)	2.00	%(4)	2.05	%(4)(5)	2.10	%(4)	2.10	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	2.00	%(4)	N/A		2.05	%(4)	2.10	%(4)	N/A
Ratio of Net Investment Income	1.20	%(4)	1.18	%(4)	1.39	%(4)	1.21	%(4)	0.73	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	39%		21%		39%		43%		24%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.00% for Class C shares. Prior to July 1, 2018, the maximum ratio was 2.10% for Class C shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

U.S. Real Estate Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$11.08		$10.82		$15.24		$17.22		$17.86
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.09		0.25		0.28		0.39		0.33
Net Realized and Unrealized Gain (Loss)	(2.13)		1.71		(1.26)		0.14		0.92
Total from Investment Operations	(2.04)		1.96		(0.98)		0.53		1.25
Distributions from and/or in Excess of:
Net Investment Income	(0.21)		(0.41)		(0.35)		(0.27)		(0.40)
Net Realized Gain	—		(1.29)		(3.09)		(2.24)		(1.49)
Paid-in-Capital	(0.04)		—		—		—		—
Total Distributions	(0.25)		(1.70)		(3.44)		(2.51)		(1.89)
Net Asset Value, End of Period	$8.79		$11.08		$10.82		$15.24		$17.22
Total Return(3)	(17.98)%		18.48%		(8.36)%		3.32%		6.96%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$121		$12,307		$29,523		$196,536		$195,490
Ratio of Expenses Before Expense Limitation	1.20%		1.04%		0.97%		N/A		0.90%
Ratio of Expenses After Expense Limitation	0.83	%(4)	0.83	%(4)	0.91	%(4)(5)	0.93	%(4)	0.89	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.83	%(4)	N/A		0.91	%(4)	0.93	%(4)	N/A
Ratio of Net Investment Income	1.00	%(4)	2.09	%(4)	1.98	%(4)	2.33	%(4)	1.79	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	39%		21%		39%		43%		24%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation would have been less than 0.005% higher and the Ratio of Net Investment would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.83% for Class IS shares. Prior to July 1, 2018, the maximum ratio was 0.93% for Class IS shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Financial Highlights

U.S. Real Estate Portfolio

	Class IR
	Year Ended December 31,
Selected Per Share Data and Ratios	2020		2019		Period from June 15, 2018(1) to December 31, 2018
Net Asset Value, Beginning of Period	$11.08		$10.82		$14.74
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.20		0.33		0.43
Net Realized and Unrealized Gain (Loss)	(2.24)		1.63		(0.98)
Total from Investment Operations	(2.04)		1.96		(0.55)
Distributions from and/or in Excess of:
Net Investment Income	(0.21)		(0.41)		(0.28)
Net Realized Gain	—		(1.29)		(3.09)
Paid-in-Capital	(0.04)		—		—
Total Distributions	(0.25)		(1.70)		(3.37)
Net Asset Value, End of Period	$8.79		$11.08		$10.82
Total Return(3)	(17.98)%		18.48%		(5.73	)%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period, (Thousands)	$7		$9		$7
Ratio of Expenses Before Expense Limitation	30.10%		23.80%		19.12	%(8)
Ratio of Expenses After Expense Limitation	0.83	%(4)	0.83	%(4)	0.84	%(4)(5)(8)
Ratios of Expenses After Expense Limitation Excluding Interest Expenses	0.83	%(4)	N/A		0.84	%(4)(8)
Ratio of Net Investment Income	2.40	%(5)	2.70	%(4)	4.23	%(4)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)(8)
Portfolio Turnover Rate	39%		21%		39%

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.83% for Class IR shares. Prior to July 1, 2018, the maximum ratio was 0.93% for Class IR shares.

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-one separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the U.S. Real Estate Portfolio. The Fund seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). The Fund has a capital subscription commitment to an investee company for this same purpose, the details of which are disclosed in the Unfunded Commitments note.

The Fund offers six classes of shares — Class I, Class A, Class L, Class C, Class IS and Class IR. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. in addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a se-

curity is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The Fund invests a significant portion of its assets in securities of REITs. The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Fund.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards Codifi-

cationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Apartments	$7,124	$—	$—	$7,124
Data Centers	4,623	—	—	4,623
Diversified	2,117	—	—	2,117
Free Standing	669	—	—	669
Health Care	5,526	—	—	5,526
Industrial	4,452	—	530	4,982
Lodging/Resorts	2,806	—	—	2,806
Manufactured Homes	729	—	—	729
Office	5,849	—	—	5,849
Regional Malls	2,337	—	—	2,337
Self Storage	3,333	—	—	3,333
Shopping Centers	2,415	—	—	2,415
Single Family Homes	1,960	—	—	1,960
Specialty	721	—	—	721
Total Common Stocks	44,661	—	530	45,191
Short-Term Investment
Investment Company	1,051	—	—	1,051
Total Assets	$45,712	$—	$530	$46,242

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock (000)
Beginning Balance	$546
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	(16)
Realized gains (losses)	—
Ending Balance	$530
Net change in unrealized depreciation from investments still held as of December 31, 2020	$(16)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2020:

Fair Value at December 31, 2020 (000)	Valuation Technique	Unobservable Input
Common Stock	$530	Reported Capital balance,
adjustments for NAV
practical expedient;
including adjustments
for subsequent
Capital Calls, Return
of Capital and Significant
Market Changes between
last Capital Statement and
	Valuation Date	Adjusted Capital Balance

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Unfunded Commitments: Subject to the terms of a Subscription Agreement between the Fund and Exeter Industrial Value Fund LP, the Fund has made a subscription commitment of $8,500,000 for which it will receive 8,500,000 shares of common stock. As of December 31, 2020, Exeter Industrial Value Fund LP has drawn down approximately $7,905,000, which represents 93.0% of the commitment.

5.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

allocated to each class of shares based upon their relative net assets.

The Fund owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.70%	0.65%	0.60%

For the year ended December 31, 2020, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.44% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.90% for Class I shares, 1.25% for Class A shares, 1.75% for Class L shares, 2.00% for Class C shares, 0.83% for Class IS shares and 0.83% for Class IR shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2020, approximately $235,000 of advisory fees were waived and approximately $32,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2020, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $34,734,000 and $124,004,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2020.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2020, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2020 is as follows:

Affiliated Investment Company	Value December 31, 2019 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$1,251	$23,259	$23,459	$3
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2020 (000)
Liquidity Funds	$—	$—	$1,051

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2020, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible

Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2020 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2020 and 2019 was as follows:

2020 Distributions Paid From:			2019 Distributions Paid From:
Ordinary Income (000)	Paid-in- Capital (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$1,906	$358	$16	$6,211	$21,703

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Notes to Financial Statements (cont'd)

which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2020.

At December 31, 2020, the Fund had no distributable earnings on a tax basis.

At December 31, 2020, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $898,000 and $8,502,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2020, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2020, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 46.7%.

K. Market Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
U.S. Real Estate Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of U.S. Real Estate Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of U.S. Real Estate Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2021

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on April 22-23, 2020, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from December 1, 2018, through December 31, 2019, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2020.

The Fund designated and paid approximately $16,000 as a long-term capital gain distribution. In addition, the Fund designated approximately $1,565,000 of its distributions paid as qualified business income.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2020. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $2,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Privacy Notice (unaudited) (cont'd)  April 2019

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				79

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020); and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	79	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	80

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015) Chairman, Opus Capital Group (1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	80

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008); and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	79	Director of NVR, Inc. (home construction).

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	80	Director, Rubicon Investment (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the fixed Income Sub-Committee of the Investment committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				79	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	80	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas, 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Boards since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	79	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2020) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 1633 Broadway New York, NY 10019 Birth Year: 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2020

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

37

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2021 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIUSREAANN
3430479 EXP 02.28.22

Item 2.  Code of Ethics.

(a)        The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f)

(1)	The registrant’s Code of Ethics is attached hereto as Exhibit 13 A.

(2)	Not applicable.

(3)	Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert" serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2020
	Registrant		Covered Entities(1)
Audit Fees	$1,458,418		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$—	(3)	$231,320	(4)
All Other Fees	$—		$—	(5)
Total Non-Audit Fees	$—		$231,320

Total	$1,458,418		$231,320

2019
	Registrant		Covered Entities(1)
Audit Fees	$1,501,837		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$163,394	(3)	$535,939	(4)
All Other Fees	$—		$30,000	(5)
Total Non-Audit Fees	$163,394		$565,939

Total	$1,665,231		$565,939

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.
(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.
(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.
(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities' tax returns.
(5)	All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004 AND JUNE 12 AND 13, 20193

1.	Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

_____________________

3 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

2.	Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.	Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix A. All other Audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-CEN and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix A. All other Audit-related services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.	Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix A. All Tax services in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.	All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix A. Permissible All Other services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.	Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.	Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Principal Financial and Accounting Officer and must include a detailed description of the services to be rendered. The Fund’s Principal Financial and Accounting Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee or Chairperson of the Audit Committee will be submitted to the Audit Committee by the Fund's Principal Financial and Accounting Officer, who, after consultation with the Independent Auditors, will discuss whether, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Principal Financial and Accounting Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Principal Financial and Accounting Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Principal Financial and Accounting Officer and management will immediately report to the Chairperson of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Principal Financial and Accounting Officer or any member of management.

9.	Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with the PCAOB’s Ethics and Independence Rule 3526, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.	Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

Morgan Stanley Funds

Morgan Stanley & Co. LLC

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

Morgan Stanley Smith Barney LLC

Morgan Stanley Capital Management LLC

Morgan Stanley Asia Limited

Morgan Stanley Services Group

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)  Not applicable.

(g)  See table above.

(h)  The audit committee of the Board of Directors has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

APPENDIX A

Pre-Approved Audit Services

Service Range of Fees
	The Fund(s)	Covered Entities
Statutory audits or financial audits for the Funds	For a complete list of fees, please contact the legal department **	N/A
Services associated with SEC registration statements (including new fund filings/seed audits), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end fund offerings, consents), and assistance in responding to SEC comment letters	*	*
Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit related” services rather than “audit” services)	*	*

Pre-Approved Audit-Related Services

Service Range of Fees
	The Fund(s)	Covered Entities
Attest procedures not required by statute or regulation	*	*
Due diligence services pertaining to potential fund mergers	*	*
Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)	*	*
General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act	*	*

Pre-Approved Tax Services

Service Range of Fees
	The Fund(s)	Covered Entities
U.S. federal, state and local tax planning and advice	*	*
U.S. federal, state and local tax compliance	*	*
International tax planning and advice	*	*
International tax compliance	*	*
Review/preparation of federal, state, local and international income, franchise, and other tax returns	$400,000 PwC	N/A

Identification of Passive Foreign Investment Companies	$150,000 PwC	*
PwC ITV Tool – assist in determining which Fund holdings have foreign capital gains tax exposure	$125,000 PwC	*
Foreign Tax Services - Preparation of local foreign tax returns and assistance with local tax compliance issues (including maintenance of transaction schedules, assistance in periodic tax remittances, tax registration, representing funds before foreign revenue authorities and assistance with assessment orders)	$500,000 PwC/EY	*
Assistance with tax audits and appeals before the IRS and similar state, local and foreign agencies	*	*
Tax advice and assistance regarding statutory, regulatory or administrative developments (e.g., excise tax reviews, evaluation of Fund’s tax compliance function)	*	*

Pre-Approved All Other Services

Service Range of Fees
	The Fund(s)	Covered Entities
Risk management advisory services, e.g., assessment and testing of security infrastructure controls	*	*

*Aggregate fees related to the pre-approved services will be limited to 10% of the 2020/2021 annual fees for audit and tax services (see fee schedule distributed by the Auditors).

** Audit and tax services for new funds/portfolios will be subject to the maximum audit and tax fee for a fund/portfolio on fee schedule distributed by the Auditors.

Prohibited Non-Audit Services

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser or investment banking services

•	Legal services

•	Expert services unrelated to the audit

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph J. Kearns, Jakki L. Haussler, Michael F. Klein and W. Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a)  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed End Management Investment Companies.

Not Applicable

Item 13. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as part of EX-99.CERT.

(c) Section 906 Certification

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Institutional Fund, Inc.

/s/ John H. Gernon

John H. Gernon

Principal Executive Officer

February 16, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon

John H. Gernon

Principal Executive Officer

February 16, 2021

/s/ Francis Smith

Francis Smith

Principal Financial Officer

February 16, 2021